UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

PACE® Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1900 K Street, N.W. Washington, DC 20006

Registrant’s telephone number, including area code:		212-821 3000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2016

Item 1.  Reports to Stockholders.

PACE® Select Advisors Trust

Annual Report | July 31, 2016

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Introduction

September 19, 2016

Dear PACE Shareholder,

We are pleased to provide you with the annual report for the PACE portfolios (the "Portfolios"), comprising the PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and subadvisors regarding the events that affected Portfolio performance during the 12 months ended July 31, 2016. Please note that the opinions of the subadvisors do not necessarily represent those of UBS Asset Management (Americas) Inc.

Overall tepid global growth

The US economy was resilient and continued to expand during the reporting period. The US Commerce Department reported that gross domestic product ("GDP") expanded at a 2.0% seasonally adjusted annualized rate during the third quarter of 2015. Economic activity in the US then moderated, as GDP growth was a revised 0.9% during the fourth quarter of 2015 and 0.8% for the first quarter of 2016. However, the pace of growth then slightly accelerated, as the Commerce Department's initial estimate for second-quarter 2016 GDP growth was 1.2%.

After taking its first step toward normalizing monetary policy in late 2015, the US Federal Reserve Board (the "Fed") has since been in a holding pattern. Looking back, in December 2015, the Fed raised the fed funds rates from a range of 0% to 0.25% to a range between 0.25% and 0.50%. This marked the Fed's first rate hike in almost a decade. However, the Fed remained on hold during its first five meetings in 2016. In its official statement following its July 2016 meeting, the Fed said: "The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data."

From a global perspective, International Monetary Fund ("IMF") forecasts paint a picture of overall modest growth, which could moderate further following the United Kingdom's vote to leave the European Union ("Brexit"). In the IMF's July 2016 World Economic Outlook Update it said: "With 'Brexit' still very much unfolding, the extent of uncertainty complicates the already difficult task of macroeconomic forecasting. The baseline global growth forecast has been revised down modestly relative to the April 2016 World Economic Outlook." More specifically, the IMF estimates that 2016 growth in the eurozone will be 1.6%, slightly slower than its 1.7% expansion in 2015. Japan's economy is projected to grow a tepid 0.3% in 2016, versus 0.5% in 2015. Among emerging markets countries, the IMF believes that growth will be 4.1% in 2016, a slight improvement from 4.0% in 2015.

Global equities generate mixed results

The global equity market was highly volatile at times and produced mixed results during the reporting period. Investors in both the US and abroad were confronted with mixed economic data, questions regarding future monetary policy, fluctuating oil prices and, in June 2016, the Brexit vote. All told, the US stock market, as measured by the S&P 500 Index, gained 5.61% for the 12 months ended July 31, 2016.1 Meanwhile, international equities generated weak results, as they were unable to overcome several bouts of investor risk aversion. International developed equities, as measured by the MSCI EAFE Index (net), fell 7.53% during the period.2

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.

2  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Emerging markets equities, as measured by the MSCI Emerging Markets Index (net), declined 0.75% over the same period.3

Overall strong period in the fixed income market

Many of the issues holding back equities triggered a number of "flights to quality" that supported global fixed income markets. The yield on the US 10-year Treasury fell from 2.20% to 1.46% during the reporting period (bond yields and prices move in the opposite direction). Demand for US Treasuries was generally strong from both domestic and international investors. In addition, at the Fed's June 2016 meeting they lowered their projections of how much they expect to raise rates in the coming years. The overall US bond market, as measured by the Barclays US Aggregate Index, gained 5.94% for the 12 months ended July 31, 2016.4 Returns of riskier fixed income securities were mixed. Thanks to a strong rally over the second half of the period, high yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index gained 4.93%.5 Meanwhile, emerging market debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global), rose 11.58% during the reporting period.6

Sincerely,

Mark E. Carver
President, PACE Select Advisors Trust
Managing Director, UBS Asset Management (Americas) Inc.

3  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

4  The Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

This report is intended to assist investors in understanding how the Portfolios performed during the 12-month period ended July 31, 2016. The views expressed in the Advisor's and Subadvisors' comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to PACE Government Money Market Investments only) and subadvisors. Subadvisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of September 19, 2016. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and subadvisors reserve the right to change their views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

PACE Government Money Market Investments

On September 22, 2015, the Portfolio's Board of Trustees ("the Board") approved a new policy on behalf of the Portfolio to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities to allow the Portfolio to qualify as a government money market fund, as defined under the amended Rule 2a-7 of the Investment Company Act of 1940, as amended. In addition, the Board approved changing the Portfolio's name to PACE Government Money Market Investments to ensure that the Portfolio is understood to be a government money market fund. In connection with the change to the Portfolio's name, the Portfolio also adopted a non-fundamental investment policy that the Portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including government securities subject to repurchase agreements. The changes became effective on November 28, 2015.

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper U.S. Government Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 7. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the period, please refer to page 3.

Advisor's Comments (Unaudited)

In December 2015, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a historically low range between 0% and 0.25% to a range between 0.25% and 0.50%.The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. (For more details on the Fed's actions, see page 3.) However, during the Fed's first five meetings in 2016, it has kept the federal funds rate on hold. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 38 days. This was increased to 57 days at the end of the reporting period.

Several adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period due to the Fund's aforementioned change to a government money market fund. We significantly increased the Portfolio's exposure to US government and agency obligations and added to its repurchase agreement allocation. Conversely, we eliminated our allocation to commercial paper, certificates of deposit and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

PACE Select Advisors Trust – PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Government Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.90%
Lipper U.S. Government Money Market Funds median	0.01	0.01	0.86

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.94%

The annualized gross and net expense ratios in the November 28, 2015 prospectus were 0.93% and 0.60%, respectively. Net expenses reflect fee waivers and/or expense reimbursement, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.60%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

For PACE Government Money Market Investments1, the 7-day current yield for the period ended July 31, 2016 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.77)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

PACE Government Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$183
Number of holdings	32
Weighted average maturity	57 days
Portfolio composition[1]	07/31/16
US government and agency obligations	75.2%
Repurchase agreements	25.1
Other assets less liabilities	(0.3)
Total	100.0%
Top 10 holdings[1]	07/31/16
Repurchase agreement with Goldman Sachs, Inc., 0.300% due 08/1/16	24.9%
US Treasury Notes, 3.125% due 10/31/16	6.8
Federal Home Loan Bank, 0.330% due 08/19/16	5.5
Federal Home Loan Bank, 0.325% due 09/14/16	5.5
US Treasury Bills, 0.515% due 09/15/16	5.5
US Treasury Notes, 0.510% due 08/02/16	3.3
US Treasury Notes, 0.500% due 09/30/16	2.7
Federal Home Loan Bank,0.577% due 08/22/16	2.7
Federal Home Loan Bank, 0.406% due 08/12/16	2.7
Federal Home Loan Bank, 0.300% due 08/19/16	2.7
Total	62.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Government Money Market Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
US government and agency obligations—75.15%
Federal Farm Credit Bank 0.586%, due 08/29/16[1]	$3,000,000	$3,000,000
Federal Home Loan Bank 0.300%, due 08/19/16[2]	5,000,000	4,999,250
0.320%, due 09/15/16[2]	3,000,000	2,998,800
0.320%, due 09/30/16[2]	5,000,000	4,997,333
0.325%, due 09/14/16[2]	10,000,000	9,996,028
0.330%, due 08/19/16[2]	10,000,000	9,998,350
0.350%, due 09/27/16[2]	2,593,000	2,591,563
0.370%, due 10/14/16[2]	2,000,000	1,998,479
0.379%, due 10/21/16[2]	5,000,000	4,995,736
0.400%, due 09/23/16[2]	2,000,000	1,998,822
0.400%, due 10/28/16	3,000,000	2,999,795
0.406%, due 08/12/16[1]	5,000,000	5,000,000
0.455%, due 08/31/16[2]	5,000,000	4,998,104
0.480%, due 10/21/16[2]	5,000,000	4,994,600
0.500%, due 10/17/16[2]	5,000,000	4,994,653
0.577%, due 08/22/16[1]	5,000,000	5,000,000
0.586%, due 10/10/16[1]	3,500,000	3,499,781
Federal Home Loan Mortgage Corp. 0.350%, due 12/05/16[2]	3,000,000	2,996,325
0.410%, due 01/06/17[2]	2,000,000	1,996,401
Federal National Mortgage Association 0.609%, due 06/01/17	2,000,000	1,989,921
0.635%, due 10/11/16[1]	2,000,000	2,000,000
US Treasury Bills 0.390%, due 11/03/16[2]	4,000,000	3,995,927
0.515%, due 09/15/16[2]	10,000,000	9,993,562
0.568%, due 04/27/17[2]	4,000,000	3,983,023
US Treasury Notes 0.500%, due 09/30/16	5,000,000	5,001,028
	Face Amount	Value
US government and agency obligations—(concluded)
0.500%, due 01/31/17	$3,000,000	$2,999,854
0.510%, due 08/02/16[1]	6,000,000	6,001,759
0.750%, due 01/15/17	3,000,000	3,002,963
0.875%, due 02/28/17	2,000,000	2,004,445
3.125%, due 10/31/16	12,400,000	12,484,896
Total US government and agency obligations (cost—$137,511,398)		137,511,398
Repurchase agreements—25.10%
Repurchase agreement dated 07/29/16 with Goldman Sachs & Co., 0.300% due 08/01/16, collateralized by $85,724,000 US Treasury Bonds Principal STRIPs, zero coupon due 08/15/43 to 11/15/43; (value—$46,410,009); proceeds: $45,501,138	45,500,000	45,500,000
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $423,077 US Treasury Note, 1.625% due 04/30/19; (value—$434,707); proceeds:$425,000	425,000	425,000
Total repurchase agreements (cost—$45,925,000)		45,925,000
Total investments (cost—$183,436,398 which approximates cost for federal income tax purposes)—100.25%		183,436,398
Liabilities in excess of other assets—(0.25)%		(459,853)
Net assets (applicable to 182,975,935 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$182,976,545

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$137,511,398	$—	$137,511,398
Repurchase agreements	—	45,925,000	—	45,925,000
Total	$—	$183,436,398	$—	$183,436,398

At July 31, 2016, there were no transfers between Level 1 and Level 2.

PACE Government Money Market Investments

Portfolio of investments—July 31, 2016

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

2  Rates shown are the discount rates at date of purchase unless otherwise noted.

See accompanying notes to financial statements.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares gained 4.10% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Mortgage-Backed Securities Index (the "benchmark") rose 3.90%, and the Lipper US Mortgage Funds category posted a median return of 3.47%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 13. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (Unaudited)2

The Portfolio outperformed the benchmark during the reporting period. Relative value positioning within agency MBS added to returns, as lower coupons generally outperformed higher-coupon securities. A focus on 30-year conventional securities (Fannie Mae and Freddie Mac) was also beneficial as this segment outperformed 15-year conventional securities. Additionally, holdings of inverse interest-only agency collateralized mortgages added to performance as these securities benefited from declining interest rates. Holdings of mortgage credit, especially non-agency MBS and commercial mortgage-backed securities, were additive for returns as they benefited from strong demand. On the downside, an underweight to US duration detracted from relative performance as US Treasury yields generally fell during the period. (Duration measures a portfolio's sensitivity to interest rate changes.)

Overall, derivative usage was negative during the period as the Portfolio was short swap rates, which outperformed Treasury rates. The selling of interest rate swaps to adjust interest rate and yield curve exposures detracted from performance as swap spreads tightened. The Portfolio benefited from the income generated from selling mortgage pool options as a way to manage interest rate and volatility risk within the sector. Additionally, options on swaps were used to manage interest rate and volatility exposures, as well as to generate income in expected interest rate scenarios. Finally, government futures were utilized to adjust interest rate exposures and replicate government bond positions.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Mortgage-Backed Securities Fixed
Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

PIMCO: Daniel Hyman and Michael Cudzil

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities, which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within +/- 50% of the effec-

(continued on next page)

PACE Mortgage-Backed Securities Fixed Income Investments

Investment process
(concluded)

tive duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) The Portfolio may engage in short selling with respect to securities issued by the US Treasury and certain TBA securities coupon trades. PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Mortgage-Backed Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	3.76%	2.45%	4.47%
Class C2	3.32	1.95	3.95
Class Y3	4.03	2.71	4.74
Class P4	4.10	2.71	4.73
After deducting maximum sales charge
Class A1	(0.09)	1.67	4.07
Class C2	2.57	1.95	3.95
Barclays US Mortgage-Backed Securities Index[5]	3.90	2.86	4.83
Lipper US Mortgage Funds median	3.47	2.84	4.30

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.10%	2.60%	4.61%
Class C2	3.58	2.08	4.08
Class Y3	4.36	2.86	4.88
Class P4	4.36	2.84	4.87
After deducting maximum sales charge
Class A1	0.22	1.81	4.21
Class C2	2.83	2.08	4.08

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.07% and 0.97%; Class C—1.59% and 1.47%; Class Y—0.86% and 0.72%; and Class P—0.91% and 0.72%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2016 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Pacific Investment Management Company LLC, the Portfolio's investment subadvisor; and (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.97%; Class C—1.47%; Class Y—0.72%; and Class P—0.72%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Mortgage-Backed Securities Index is an unmanaged index which primarily covers the mortgage-backed pass-through securities issued by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA), Freddie Mac (formally known as Federal Home Loan Mortgage Corporation or FHLMC), and Fannie Mae (formally known as Federal National Mortgage Association or FNMA). Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Mortgage-Backed Securities Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Mortgage-Backed Securities Fixed Income Investments Class P shares versus the Barclays US Mortgage-Backed Securities Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Mortgage-Backed Securities Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Mortgage-Backed Securities Fixed Income Investments

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Weighted average duration	2.34 yrs.
Weighted average maturity	3.26 yrs.
Average coupon	2.91%
Net assets (mm)	$510.6
Number of holdings	819
Portfolio composition[1]	07/31/16
Bonds	160.2%
Options and swaps	(0.5)
Investments sold short	(18.1)
Cash equivalents and other assets less liabilities	(41.6)
Total	100.0%
Asset allocation[1]	07/31/16
US government agency mortgage pass-through certificates	124.7%
Collateralized mortgage obligations	21.2
Asset-backed securities	9.2
US government obligations	2.5
Stripped mortgage-backed securities	1.9
Commercial mortgage-backed securities	0.7
Short-term US government obligation	0.0 *
Options and swaps	(0.5)
Investments sold short	(18.1)
Cash equivalents and other assets less liabilities	(41.6)
Total	100.0%

*  Amount is less than 0.05%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
US government obligations—2.46%
US Treasury Notes 1.375%, due 06/30/23[1]	$4,850,000	$4,879,556
1.625%, due 04/30/23	7,500,000	7,671,975
Total US government obligations (cost—$12,372,723)		12,551,531
Government national mortgage association certificates—38.32%
GNMA 3.000%, due 11/15/42	154,303	162,495
3.000%, due 02/15/43	705,716	743,301
3.000%, due 05/15/43[1]	2,360,920	2,480,136
3.000%, due 06/15/43	735,374	773,126
3.000%, due 07/15/43	252,035	264,698
3.000%, due 01/15/45	455,875	479,961
3.000%, due 02/15/45	55,184	58,066
3.000%, due 07/15/45	739,263	777,949
3.000%, due 08/15/45	52,788	55,441
3.000%, due 10/15/45[1]	1,214,451	1,278,407
3.000%, due 12/15/45[1]	890,368	935,102
3.500%, due 11/15/42	1,079,707	1,148,615
3.500%, due 09/15/44	124,192	132,044
3.500%, due 11/15/44[1]	6,287,448	6,685,280
3.500%, due 03/15/45[1]	2,411,648	2,569,398
3.500%, due 04/15/45[1]	6,970,667	7,413,750
3.500%, due 06/15/45	656,550	699,036
3.500%, due 07/15/45	168,828	179,567
3.500%, due 09/15/45[1]	1,212,468	1,290,809
4.000%, due 12/15/41	1,815,382	1,950,243
4.500%, due 09/15/39	1,107,895	1,233,485
4.500%, due 06/15/40	510,630	562,003
5.000%, due 12/15/34	260,091	292,328
5.000%, due 04/15/38	194,845	216,432
5.000%, due 05/15/38	6,389	7,164
5.000%, due 08/15/39	242,557	269,430
5.000%, due 09/15/39	595,339	663,019
5.000%, due 10/15/39	6,261	6,967
5.000%, due 12/15/39	16,834	18,756
5.000%, due 05/15/40	480,402	536,306
5.000%, due 09/15/40	11,356	12,680
5.000%, due 05/15/41	102,839	114,233
5.500%, due 08/15/35	39,570	44,824
5.500%, due 02/15/38	4,727	5,339
5.500%, due 04/15/38	401,737	451,401
5.500%, due 05/15/38	410,578	462,251
5.500%, due 06/15/38	198,886	224,273
5.500%, due 10/15/38	1,053,755	1,186,367
5.500%, due 11/15/38	63,922	72,041
5.500%, due 12/15/38	12,304	13,852
5.500%, due 03/15/39	189,969	213,453
5.500%, due 05/15/39	101,151	113,881
5.500%, due 09/15/39	519,219	584,513
5.500%, due 01/15/40	10,374	11,691
5.500%, due 03/15/40	675,327	760,067
5.500%, due 05/15/40	801	803
6.500%, due 02/15/29	936	1,075
6.500%, due 01/15/36	11,875	13,641
6.500%, due 09/15/36	247,044	289,883
	Face Amount	Value
Government national mortgage association certificates—(continued)
6.500%, due 02/15/37	$14,115	$16,458
6.500%, due 04/15/37	12,162	14,285
6.500%, due 01/15/38	11,778	13,661
6.500%, due 06/15/38	40,382	47,210
6.500%, due 07/15/38	31,607	37,574
6.500%, due 11/15/38	9,624	11,978
7.500%, due 08/15/21	1,959	1,984
8.000%, due 02/15/23	480	525
8.250%, due 04/15/19	45,232	47,039
10.500%, due 02/15/19	11,677	11,747
10.500%, due 06/15/19	15,179	15,270
10.500%, due 07/15/19	9,037	9,090
10.500%, due 07/15/20	1,774	1,784
10.500%, due 08/15/20	10,627	10,811
GNMA I 3.000%, due 12/15/45	80,857	85,105
GNMA II 3.500%, due 04/20/45	18,425	19,764
3.500%, due 11/20/45	968,689	1,042,163
3.500%, due 05/20/46	13,413,393	14,274,321
4.000%, due 07/20/41	53,046	56,707
4.000%, due 09/20/45[1]	24,810,766	26,500,451
4.500%, due 08/20/45	626,851	671,345
5.000%, due 12/20/33	380,091	427,930
5.000%, due 01/20/34	202,345	225,327
5.000%, due 02/20/38	241,774	269,024
5.000%, due 04/20/38	312,078	351,157
5.000%, due 08/20/41	38,216	42,528
5.000%, due 12/20/42	54,078	58,943
5.000%, due 08/20/43	4,734,357	5,155,761
6.000%, due 10/20/38	8,500	9,231
6.500%, due 09/20/32	10,444	12,056
6.500%, due 11/20/38	11,670	12,361
7.000%, due 03/20/28	51,493	52,762
9.000%, due 04/20/25	8,438	9,633
9.000%, due 12/20/26	3,323	3,514
9.000%, due 01/20/27	10,282	10,568
9.000%, due 09/20/30	1,138	1,144
9.000%, due 10/20/30	3,720	3,884
9.000%, due 11/20/30	5,026	5,116
GNMA II ARM 1.750%, due 06/20/22[2]	50,834	52,085
1.750%, due 04/20/24[2]	64,460	64,845
1.750%, due 04/20/26[2]	117,759	121,006
1.750%, due 06/20/26[2]	49,152	50,720
1.750%, due 04/20/27[2]	29,983	31,067
1.750%, due 04/20/30[2]	9,774	10,149
1.750%, due 05/20/30[2]	112,233	116,508
1.875%, due 07/20/17[2]	577	579
1.875%, due 09/20/21[2]	63,068	64,698
1.875%, due 08/20/25[2]	17,743	18,312
1.875%, due 09/20/25[2]	23,572	24,322
1.875%, due 08/20/26[2]	26,277	27,155
1.875%, due 07/20/27[2]	9,637	9,969
1.875%, due 07/20/30[2]	54,195	56,166
2.000%, due 01/20/23[2]	39,346	40,454
2.000%, due 03/20/23[2]	19,236	19,763

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Government national mortgage association certificates—(concluded)
2.000%, due 01/20/24[2]	$52,158	$53,362
2.000%, due 01/20/25[2]	5,955	6,148
2.000%, due 02/20/25[2]	12,151	12,499
2.000%, due 05/20/25[2]	6,831	7,076
2.000%, due 03/20/26[2]	13,084	13,556
2.000%, due 09/20/26[2]	4,127	4,274
2.000%, due 01/20/27[2]	81,739	82,197
2.000%, due 02/20/27[2]	10,391	10,707
2.000%, due 04/20/27[2]	3,225	3,319
2.000%, due 08/20/27[2]	27,929	28,823
2.000%, due 01/20/28[2]	12,361	12,835
2.000%, due 02/20/28[2]	8,144	8,318
2.000%, due 04/20/30[2]	10,644	11,098
2.000%, due 05/20/30[2]	336,012	350,193
2.000%, due 07/20/30[2]	19,011	19,734
2.000%, due 08/20/30[2]	95,649	99,325
2.500%, due 04/20/18[2]	1,257	1,258
2.500%, due 11/20/21[2]	13,893	14,268
2.500%, due 03/20/25	21,146	22,135
2.500%, due 07/20/30[2]	36,395	37,917
2.500%, due 08/20/30[2]	2,031	2,099
2.500%, due 10/20/30[2]	13,728	14,330
3.000%, due 04/20/18[2]	1,356	1,373
3.000%, due 05/20/25[2]	42,084	44,365
3.000%, due 06/20/25[2]	16,483	17,208
3.500%, due 03/20/25[2]	8,331	8,369
4.000%, due 01/20/18[2]	16,690	17,003
4.000%, due 05/20/18[2]	1,242	1,249
4.000%, due 06/20/19[2]	10,738	10,853
GNMA TBA 4.000%	6,000,000	6,445,898
4.500%	4,500,000	4,943,749
GNMA II TBA 2.500%	1,000,000	1,025,697
3.000%	41,500,000	43,576,288
3.500%	26,000,000	27,613,711
4.000%	2,000,000	2,135,547
4.500%	19,000,000	20,329,509
Total government national mortgage association certificates (cost—$193,744,016)		195,693,881
Federal home loan mortgage corporation certificates—28.18%
FHLMC 2.500%, due 01/01/31	469,336	488,473
2.500%, due 07/01/43	227,762	230,852
2.500%, due 03/01/45	122,892	124,611
2.500%, due 04/01/45	866,554	878,585
2.500%, due 05/01/45	933,999	946,966
2.500%, due 07/01/45	95,309	96,617
2.500%, due 01/01/46	279,101	282,890
2.500%, due 04/01/46	211,397	214,267
2.500%, due 06/01/46	448,353	454,440
3.000%, due 04/01/43	410,125	427,174
3.000%, due 05/01/43	376,035	391,658
3.000%, due 12/01/44	327,082	340,371
3.000%, due 04/01/45	2,157,857	2,254,791
	Face Amount	Value
Federal home loan mortgage corporation certificates—(continued)
3.500%, due 09/01/32	$740,303	$794,067
4.000%, due 01/01/37	476,516	514,618
4.000%, due 07/01/43	322,899	349,701
4.000%, due 06/01/44	1,461,614	1,564,583
4.000%, due 08/01/44	4,685,369	5,128,187
4.000%, due 03/01/46	26,801,932	28,668,533
4.500%, due 05/01/38	78,274	83,193
5.000%, due 10/01/25	87,379	96,142
5.000%, due 11/01/27	9,412	10,378
5.000%, due 07/01/33	11,304	11,832
5.000%, due 09/01/33	303,239	341,466
5.000%, due 01/01/34	47,390	52,544
5.000%, due 06/01/34	16,466	18,268
5.000%, due 04/01/35	57,553	63,342
5.000%, due 05/01/35	177,605	197,157
5.000%, due 07/01/35	1,457,540	1,619,581
5.000%, due 08/01/35	52,436	58,247
5.000%, due 10/01/35	43,517	48,329
5.000%, due 12/01/35	4,480	4,974
5.000%, due 02/01/37	111,267	122,424
5.000%, due 06/01/37	78,297	86,523
5.000%, due 07/01/38	376,272	414,004
5.000%, due 11/01/38	391,070	430,628
5.000%, due 06/01/39	96,150	105,792
5.000%, due 08/01/39	38,379	42,227
5.000%, due 03/01/40	12,092	13,420
5.000%, due 07/01/40	582,415	642,173
5.000%, due 08/01/40	90,342	99,813
5.000%, due 09/01/40	261,007	287,196
5.000%, due 11/01/40	359,691	397,212
5.000%, due 02/01/41	720,626	795,060
5.000%, due 03/01/41	46,301	50,952
5.000%, due 04/01/41	1,638,903	1,812,444
5.000%, due 05/01/41	318,442	351,981
5.000%, due 06/01/41	90,312	99,606
5.000%, due 07/01/41	64,130	70,903
5.000%, due 08/01/44	136,062	151,352
5.500%, due 06/01/28	2,162	2,408
5.500%, due 02/01/32	3,012	3,403
5.500%, due 12/01/32	4,161	4,699
5.500%, due 02/01/33	91,466	101,891
5.500%, due 05/01/33	1,437	1,617
5.500%, due 06/01/33	259,062	292,744
5.500%, due 12/01/33	81,512	92,239
5.500%, due 07/01/34	58,052	61,884
5.500%, due 12/01/34	71,018	80,273
5.500%, due 06/01/35[1]	1,216,121	1,372,733
5.500%, due 07/01/35	8,467	9,514
5.500%, due 10/01/35	286,381	324,149
5.500%, due 12/01/35	191,149	215,154
5.500%, due 06/01/36	685,653	773,790
5.500%, due 07/01/36	48,349	53,067
5.500%, due 12/01/36[1]	1,106,896	1,238,729
5.500%, due 03/01/37	126,147	141,744
5.500%, due 07/01/37	66,735	70,352
5.500%, due 10/01/37	6,669	7,489
5.500%, due 04/01/38	223,254	250,682

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Federal home loan mortgage corporation certificates—(concluded)
5.500%, due 05/01/38	$21,953	$24,572
5.500%, due 12/01/38	4,129	4,619
5.500%, due 01/01/39	95,023	106,858
5.500%, due 09/01/39	284,636	321,330
5.500%, due 02/01/40	14,441	16,222
5.500%, due 03/01/40	11,952	13,354
5.500%, due 05/01/40	187,688	211,198
5.500%, due 02/01/41	72,911	81,221
5.500%, due 03/01/41	198,296	223,130
6.000%, due 11/01/37	1,775,466	2,026,629
7.000%, due 08/01/25	291	333
9.000%, due 04/01/25	28,209	28,348
11.000%, due 06/01/19	175	176
11.000%, due 09/01/20	140	142
11.500%, due 06/01/19	9,149	9,199
FHLMC ARM 2.472%, due 01/01/28[2]	15,084	15,602
2.520%, due 09/01/34[2]	1,914,734	2,025,007
2.555%, due 11/01/36[2]	741,465	782,524
2.568%, due 04/01/29[2]	89,994	91,703
2.605%, due 11/01/27[2]	71,112	72,618
2.638%, due 10/01/23[2]	37,384	38,396
2.684%, due 07/01/24[2]	98,904	100,298
2.708%, due 06/01/28[2]	228,613	240,545
2.745%, due 11/01/29[2]	268,300	280,780
2.780%, due 10/01/27[2]	167,316	177,776
2.808%, due 10/01/39[2]	3,400,614	3,573,384
2.845%, due 12/01/29[2]	53,592	55,845
2.861%, due 10/01/27[2]	176,223	185,866
2.882%, due 01/01/29[2]	156,985	166,941
2.892%, due 07/01/28[2]	96,691	101,101
2.975%, due 11/01/25[2]	145,070	154,436
3.000%, due 01/01/30[2]	28,591	28,824
3.372%, due 11/01/41[2]	4,897,322	5,131,078
FHLMC TBA 3.000%	19,000,000	19,713,985
3.500%	32,000,000	33,732,090
4.500%	15,000,000	16,341,527
Total federal home loan mortgage corporation certificates (cost—$142,541,041)		143,906,765
Federal housing administration certificates—0.04%
FHA GMAC 7.400%, due 02/01/21[3,4]	47,273	46,213
FHA Reilly 6.896%, due 07/01/20[3,4]	169,843	166,307
Total federal housing administration certificates (cost—$217,316)		212,520
Federal national mortgage association certificates—58.22%
FNMA 2.000%, due 05/01/28	270,895	277,001
2.000%, due 08/01/28	354,327	362,297
2.000%, due 10/01/28	1,732,932	1,771,888
2.500%, due 06/01/28	363,839	378,758
2.500%, due 07/01/28	2,715,206	2,823,677
	Face Amount	Value
Federal national mortgage association certificates—(continued)
2.500%, due 08/01/28	$829,478	$864,115
2.500%, due 09/01/28	21,358	22,164
2.500%, due 09/01/30	56,425	58,593
2.500%, due 11/01/30	624,005	647,008
2.500%, due 01/01/31	2,817,702	2,920,976
2.621%, due 10/01/37[2]	4,799,486	5,079,416
2.624%, due 09/01/41[2]	1,313,084	1,384,934
2.699%, due 02/01/42[2]	1,090,796	1,132,725
2.737%, due 05/01/38[2]	3,086,793	3,259,621
2.749%, due 05/01/35[2]	345,899	364,139
3.000%, due 05/01/28	363,917	382,739
3.000%, due 08/01/30	344,068	360,998
3.000%, due 10/01/30	55,751	58,494
3.000%, due 11/01/30	360,268	378,204
3.000%, due 12/01/30	414,789	435,435
3.000%, due 10/01/42	787,706	822,877
3.000%, due 01/01/43[1]	2,998,112	3,128,567
3.000%, due 04/01/43	1,167,122	1,218,144
3.000%, due 05/01/43	1,226,548	1,280,155
3.000%, due 06/01/43	172,487	180,023
3.000%, due 09/01/43	1,357,809	1,421,071
3.330%, due 07/01/22[1]	3,886,000	4,249,387
3.440%, due 02/01/32[1]	4,000,000	4,484,499
3.500%, due 11/01/22	372,128	394,640
3.500%, due 10/01/23	24,106	25,560
3.500%, due 01/01/24	184,752	195,921
3.500%, due 07/01/25	617,485	654,533
3.500%, due 11/01/25	764,516	815,527
3.500%, due 12/01/25	44,183	46,812
3.500%, due 01/01/26	398,924	422,696
3.500%, due 07/01/26	2,204,491	2,335,315
3.500%, due 03/01/27	20,943	22,470
3.500%, due 08/01/29	117,688	125,822
3.500%, due 06/01/30	271,962	288,176
3.500%, due 08/01/30	25,786	27,401
3.500%, due 10/01/40	1,855,102	1,965,607
3.500%, due 12/01/41	1,577,768	1,694,832
3.500%, due 03/01/42	685,345	732,815
3.500%, due 04/01/42	91,831	97,042
3.500%, due 12/01/42	2,664,265	2,850,408
3.500%, due 03/01/43	1,451,986	1,551,358
3.500%, due 05/01/43	5,583,248	5,990,817
3.500%, due 07/01/43	465,696	497,105
3.500%, due 07/01/45	1,057,510	1,118,597
3.500%, due 08/01/45	137,369	145,353
3.500%, due 05/01/46	7,949,502	8,397,548
3.600%, due 08/01/23	817,000	908,819
3.765%, due 12/01/25	3,000,000	3,400,588
4.000%, due 03/01/19	15,502	16,062
4.000%, due 06/01/19	21,411	22,188
4.000%, due 07/01/25	27,300	28,854
4.000%, due 08/01/25	72,818	77,723
4.000%, due 09/01/25	67,477	71,854
4.000%, due 10/01/25	26,408	27,933
4.000%, due 11/01/25	222,243	238,261
4.000%, due 01/01/26	443,221	470,237
4.000%, due 02/01/26[1]	1,603,413	1,703,447

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Federal national mortgage association certificates—(continued)
4.000%, due 03/01/26	$1,299,008	$1,392,535
4.000%, due 04/01/26	2,979,086	3,195,563
4.000%, due 08/01/32	12,857	13,969
4.000%, due 06/01/33	247,390	268,800
4.000%, due 07/01/33	728,014	790,244
4.000%, due 07/01/34	1,267,967	1,377,678
4.000%, due 05/01/39	206,676	225,407
4.000%, due 09/01/39	471,363	516,702
4.000%, due 08/01/40	2,348,313	2,515,349
4.000%, due 09/01/40[1]	5,200,007	5,594,537
4.000%, due 12/01/40[1]	6,152,840	6,722,888
4.000%, due 04/01/41	1,474,759	1,607,051
4.000%, due 11/01/41	1,134,653	1,243,402
4.000%, due 12/01/41	1,404,932	1,539,075
4.000%, due 07/01/42[1]	6,376,386	6,987,179
4.000%, due 09/01/42	8,590,028	9,418,480
4.000%, due 10/01/42	6,312,303	6,919,000
4.500%, due 02/01/18	74,901	76,704
4.500%, due 03/01/18	53,911	55,208
4.500%, due 04/01/18	824,487	844,433
4.500%, due 04/01/18[1]	1,193,700	1,222,998
4.500%, due 05/01/18[1]	2,602,394	2,666,452
4.500%, due 05/01/18	33,407	34,211
4.500%, due 06/01/18	1,847,756	1,893,012
4.500%, due 08/01/18	3,261	3,340
4.500%, due 11/01/18	2,258	2,313
4.500%, due 12/01/18	74,079	75,872
4.500%, due 01/01/19	2,787	2,858
4.500%, due 04/01/19	164,488	168,448
4.500%, due 05/01/19	3,427	3,514
4.500%, due 09/01/19	80,382	82,380
4.500%, due 01/01/20	343,079	351,484
4.500%, due 08/01/20	37,258	38,177
4.500%, due 01/01/21	292,943	300,092
4.500%, due 05/01/21	194,794	199,558
4.500%, due 12/01/22	256,907	263,192
4.500%, due 03/01/23	10,285	11,053
4.500%, due 06/01/35	17,804	18,810
4.500%, due 01/01/39	2,766	3,035
4.500%, due 03/01/39	17,874	19,786
4.500%, due 06/01/39	117,138	129,668
4.500%, due 07/01/39	3,100	3,379
4.500%, due 08/01/39	186,930	204,226
4.500%, due 10/01/39	8,117	8,985
4.500%, due 12/01/39	669,236	744,665
4.500%, due 01/01/40	5,576	6,217
4.500%, due 02/01/40	6,679	7,427
4.500%, due 03/01/40	125,855	138,476
4.500%, due 08/01/40	110,347	122,074
4.500%, due 11/01/40	611,313	679,697
4.500%, due 07/01/41	764,174	843,263
4.500%, due 08/01/41[1]	1,260,145	1,403,483
4.500%, due 09/01/41	43,549	47,725
4.500%, due 08/01/42	4,899	5,337
4.500%, due 09/01/43	483,331	540,476
4.500%, due 11/01/43	107,033	118,971
4.500%, due 07/01/44	516,343	573,782
	Face Amount	Value
Federal national mortgage association certificates—(continued)
4.500%, due 12/01/44	$3,246	$3,584
5.000%, due 05/01/17	43,503	44,657
5.000%, due 12/01/17	187,074	192,037
5.000%, due 03/01/23	5,083	5,442
5.000%, due 05/01/23	127,264	136,177
5.000%, due 09/01/23	494,059	546,362
5.000%, due 07/01/24	705,338	780,007
5.000%, due 03/01/25	31,345	34,663
5.000%, due 07/01/27	723,849	800,478
5.000%, due 03/01/33	91,591	100,404
5.000%, due 05/01/37	42,099	45,674
5.000%, due 09/01/37	50,178	54,921
5.000%, due 06/01/38	124,718	136,475
5.000%, due 08/01/41	50,618	56,175
5.500%, due 06/01/23	804,180	900,948
5.500%, due 10/01/24	11,666	13,070
5.500%, due 11/01/25	15,487	17,351
5.500%, due 07/01/27	194,566	217,979
5.500%, due 11/01/32	132,246	149,630
5.500%, due 12/01/33	1,516	1,715
5.500%, due 04/01/34	89,352	100,879
5.500%, due 01/01/35	132,534	148,482
5.500%, due 04/01/36	90,629	101,564
5.500%, due 04/01/37	56,827	60,606
5.500%, due 05/01/37	340,555	386,893
5.500%, due 07/01/37	171,292	193,854
5.500%, due 06/01/38	320,756	362,158
5.500%, due 06/01/39	1,675,621	1,904,720
5.500%, due 11/01/39	647,356	734,448
5.500%, due 07/01/40	816,344	917,938
5.500%, due 02/01/42	499,858	561,283
6.000%, due 11/01/21	60,556	64,834
6.000%, due 01/01/23	188,281	201,285
6.000%, due 03/01/23	282,029	307,479
6.000%, due 11/01/26	37,654	42,884
6.000%, due 02/01/32	81,476	92,793
6.000%, due 12/01/32	21,870	25,322
6.000%, due 01/01/33	130,928	149,114
6.000%, due 02/01/33	31,305	35,959
6.000%, due 09/01/34	178,194	205,704
6.000%, due 04/01/35	693	789
6.000%, due 05/01/35	80,525	91,929
6.000%, due 06/01/35	27,607	31,693
6.000%, due 07/01/35	58,561	66,777
6.000%, due 09/01/35	2,247	2,574
6.000%, due 01/01/36	55,512	63,990
6.000%, due 06/01/36	563	643
6.000%, due 09/01/36	64,681	74,489
6.000%, due 10/01/36	26,702	30,466
6.000%, due 12/01/36	254,597	293,378
6.000%, due 03/01/37	29,508	33,991
6.000%, due 09/01/37	39,434	40,757
6.000%, due 10/01/37	116,163	131,285
6.000%, due 12/01/37	133,305	151,869
6.000%, due 08/01/38	2,229	2,539
6.000%, due 11/01/38	639,340	733,003
6.000%, due 05/01/39	81,079	93,518

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Federal national mortgage association certificates—(concluded)
6.000%, due 11/01/40	$919,075	$1,063,787
6.500%, due 07/01/19	7,945	9,151
6.500%, due 10/01/36	560,326	645,357
6.500%, due 02/01/37	8,478	10,240
6.500%, due 07/01/37	33,954	39,106
6.500%, due 08/01/37	133,507	161,400
6.500%, due 09/01/37	113,215	132,015
6.500%, due 12/01/37	236,140	285,127
6.500%, due 08/01/38	2,077	2,392
6.500%, due 05/01/40	1,905,304	2,291,870
7.500%, due 11/01/26	18,580	18,865
8.000%, due 11/01/26	12,330	12,759
9.000%, due 02/01/26	12,622	13,799
FNMA ARM 1.638%, due 03/01/44[2]	297,533	303,368
1.895%, due 07/01/30[2]	20,220	20,520
1.980%, due 10/01/26[2]	90,535	91,589
2.345%, due 09/01/26[2]	20,047	20,125
2.491%, due 02/01/26[2]	33,888	34,016
2.540%, due 05/01/30[2]	39,822	41,446
2.625%, due 02/01/30[2]	4,081	4,100
2.774%, due 12/01/27[2]	20,944	21,791
2.837%, due 03/01/25[2]	59,831	62,416
FNMA TBA 2.500%	39,000,000	40,334,531
3.000%[1]	7,000,000	7,295,401
3.500%	68,900,000	72,845,970
4.000%	7,000,000	7,503,125
4.500%[1]	3,500,000	3,682,340
5.000%	4,700,000	5,143,826
6.000%	1,000,000	1,140,555
Total federal national mortgage association certificates (cost—$292,678,782)		297,263,491
Collateralized mortgage obligations—21.16%
Alternative Loan Trust, Series 2003-16T1, Class A2 0.958%, due 09/25/33[2]	44,370	43,894
Series 2004-J7, Class 2A1 1.268%, due 09/25/34[2]	56,826	55,327
ARM Trust, Series 2005-8, Class 3A21 3.145%, due 11/25/35[2]	1,123,361	946,035
BAMLL Commercial Mortgage Securities Trust, Series 2015-ASHF, Class A 1.701%, due 01/15/28[2,5]	500,000	500,702
BAMLL Re-REMIC Trust, Series 2011-07C1, Class A3A 5.383%, due 11/15/16[5]	253,318	253,091
BCAP LLC 2010-RR1 Trust, Series 2010-RR1, Class 1A4 3.005%, due 03/26/37[2,5]	270,029	214,172
BCAP LLC 2011-RR10 Trust, Series 2011-RR10, Class 3A5 2.909%, due 06/26/35[2,5]	294,593	292,343
	Face Amount	Value
Collateralized mortgage obligations—(continued)
BCAP LLC 2011-RR11 Trust, Series 2011-R11, Class 22A1 2.228%, due 10/26/35[2,5]	$147,887	$147,390
Series 2011-R11, Class 8A5 0.648%, due 07/26/36[2,5]	317,777	299,379
BCAP LLC 2013-RR1 Trust, Series 2013-RR1, Class 3A4 6.448%, due 10/26/37[2,5]	491,092	463,784
BCAP LLC 2013-RR5 Trust, Series 2013-RR5, Class 5A1 1.278%, due 11/26/46[2,5]	315,738	302,073
BCAP LLC 2014-RR1 Trust, Series 2014-RR1, Class 3A1 0.613%, due 03/26/37[2,5]	54,322	53,721
Bear Stearns ARM Trust, Series 2002-011, Class 1A2 3.002%, due 02/25/33[2]	9,949	9,409
Series 2004-002, Class 12A2 3.077%, due 05/25/34[2]	71,638	70,228
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1 5.750%, due 10/25/33[6]	938,506	964,045
Series 2004-AC3, Class A2 5.500%, due 06/25/34[6]	1,227,309	1,233,598
Bear Stearns Commercial Mortgage Securities, Series 2007-PWR17, Class A4 5.694%, due 06/11/50[2]	1,832,923	1,891,039
Chevy Chase Mortgage Funding Corp., Series 2004-1, Class A1 0.768%, due 01/25/35[2,5]	135,685	121,394
CHL Mortgage Pass-Through Trust, Series 2003-HYB1, Class 1A1 3.062%, due 05/19/33[2]	5,981	5,888
Commercial Mortgage Trust, Series 2015-CR26, Class ASB 3.373%, due 10/10/48	5,000,000	5,393,984
Countrywide Commercial Mortgage Trust 2007-MF1, Class A 6.077%, due 11/12/43[2,5]	2,517,172	2,573,735
Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A1A 5.361%, due 02/15/40	1,970,870	1,986,229
CSMC Trust, Series 2009-RR3, Class A5A 5.342%, due 12/15/43[2,5]	200,000	200,654
Series 2013-5R, Class 1A1 0.754%, due 02/27/36[2,5]	447,988	427,190
Series 2013-MH1, Class A 4.791%, due 05/27/53[2,4]	1,065,829	1,170,194
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	24,162	27,077
Series 0159, Class H 4.500%, due 09/15/21	5,034	5,239
Series 1003, Class H 1.231%, due 10/15/20[2]	8,673	8,769

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Collateralized mortgage obligations—(continued)
Series 1349, Class PS 7.500%, due 08/15/22	$1,136	$1,268
Series 1502, Class PX 7.000%, due 04/15/23	162,187	177,066
Series 1534, Class Z 5.000%, due 06/15/23	74,978	79,973
Series 1573, Class PZ 7.000%, due 09/15/23	23,953	26,509
Series 1658, Class GZ 7.000%, due 01/15/24	11,933	13,343
Series 1694, Class Z 6.500%, due 03/15/24	106,120	117,530
Series 1775, Class Z 8.500%, due 03/15/25	3,312	3,830
Series 2012-122, Class LI 4.500%, due 07/25/41[7]	1,587,843	260,238
Series 2012-77, Class IO 1.791%, due 07/25/52[2,7]	817,913	61,016
Series 2014-42, Class SA 1.751%, due 07/25/44[2,7]	774,869	48,139
Series 2014-43, Class BS 1.794%, due 07/25/44[2,7]	1,352,438	82,041
Series 2014-47, Class BI 1.917%, due 08/25/54[2,7]	333,633	22,519
Series 2015-10, Class SA 1.851%, due 03/25/45[2,7]	756,366	56,907
Series 2015-19, Class AI 1.819%, due 04/25/55[2,7]	1,220,596	81,224
Series 2015-50, Class SB 1.877%, due 07/25/45[2,7]	2,337,027	157,790
Series 2015-58, Class AI 1.942%, due 08/25/55[2,7]	761,932	48,894
Series 2015-64, Class KS 1.851%, due 09/25/45[2,7]	893,297	55,580
Series 2015-74, Class BI 1.937%, due 10/25/45[7]	1,036,367	62,167
Series 2016-14, Class IO 3.000%, due 03/25/46[7]	2,041,800	246,853
Series 2016-20, Class EI 3.000%, due 04/25/46[7]	703,445	104,209
Series 2016-52, Class PI 3.000%, due 04/25/46[3,4,7]	2,000,000	230,465
Series 2400, Class FQ 0.981%, due 01/15/32[2]	226,900	227,782
Series 2411, Class FJ 0.831%, due 12/15/29[2]	25,454	25,453
Series 2614, Class WO 0.000%, due 05/15/33[5,8]	1,577,707	1,507,603
Series 3096, Class FL 0.881%, due 01/15/36[2]	215,476	215,561
Series 3114, Class PF 0.881%, due 02/15/36[2]	1,103,479	1,100,224
Series 3153, Class UF 0.911%, due 05/15/36[2]	259,771	260,048
Series 3339, Class LI 5.999%, due 07/15/37[2,5,7]	1,324,733	204,329
	Face Amount	Value
Collateralized mortgage obligations—(continued)
Series 3442, Class MT 0.481%, due 07/15/34[2,5]	$132,599	$130,298
Series 3598, Class JI 1.588%, due 10/15/37[2,7]	97,590	5,150
Series 3621, Class WI 1.786%, due 05/15/37[2,7]	187,456	12,651
Series 3635, Class IB 1.487%, due 10/15/37	385,328	18,371
Series 3667, Class FW 1.031%, due 02/15/38[2]	195,015	195,424
Series 3671, Class FQ 1.331%, due 12/15/36[2]	2,099,731	2,128,906
Series 3684, Class JI 1.909%, due 11/15/36[2,7]	836,447	58,079
Series 3864, Class NT 5.500%, due 03/15/39[2,5]	1,050,383	1,156,855
Series 4037, Class PI 3.000%, due 04/15/27[5,7]	4,884,991	451,812
Series 4131, Class AI 2.500%, due 10/15/22[7]	2,863,118	146,581
Series 4136, Class EZ 3.000%, due 11/15/42	1,840,017	1,879,609
Series 4156, Class SA 5.719%, due 01/15/33[2,5,7]	2,975,931	581,481
Series 4165, Class TI 3.000%, due 12/15/42[7]	3,005,338	314,291
Series 4182, Class YI 2.500%, due 03/15/28[5,7]	7,197,789	652,629
Series 4255, Class SN 11.023%, due 05/15/35[2,5]	445,114	498,119
Series 4263, Class SD 10.983%, due 11/15/43[2,5]	539,720	661,840
Series 4265, Class ES 12.267%, due 11/15/43[2,5]	1,278,694	1,404,424
Series 4324, Class IO 2.114%, due 08/15/36[2,7]	506,763	34,981
Series 4326, Class SB 10.889%, due 04/15/44[2,5]	201,705	204,943
Series 4338, Class SB 1.893%, due 10/15/41[2,7]	591,616	42,215
FHLMC Strips, Series 320, Class S4 1.821%, due 10/15/37[2,7]	2,890,079	189,068
Series 328, Class S4 2.008%, due 02/15/38[2,7]	489,610	32,195
FNMA REMIC, Trust 1988-007, Class Z 9.250%, due 04/25/18	25,039	26,027
Trust 1992-129, Class L 6.000%, due 07/25/22	3,150	3,396
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	7,200	7,983
Trust 1993-037, Class PX 7.000%, due 03/25/23	123,916	136,755
Trust 1997-022, Class F 0.893%, due 03/25/27[2]	127,727	125,958

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Collateralized mortgage obligations—(continued)
Trust 2002-060, Class F1 0.888%, due 06/25/32[2]	$108,230	$108,111
Trust 2003-070, Class SH 13.024%, due 07/25/23[2,5]	68,428	82,994
Trust 2006-112, Class LF 1.038%, due 11/25/36[2]	3,221,409	3,245,133
Trust 2007-067, Class FB 0.808%, due 07/25/37[2]	847,928	844,966
Trust 2009-033, Class FB 1.308%, due 03/25/37[2]	1,290,645	1,311,454
Trust 2010-035, Class EF 1.038%, due 04/25/40[2]	910,271	912,041
Trust 2010-141, Class FA 0.988%, due 12/25/40[2]	706,269	707,547
Trust 2012-090, Class FB 0.928%, due 08/25/42[2]	375,204	374,761
Trust 2012-111, Class HS 3.260%, due 10/25/42[2,5]	401,137	398,596
Trust 2012-128, Class FK 0.838%, due 11/25/42[2]	599,591	596,469
Trust 2013-010, Class US 7.021%, due 02/25/43[2,5]	223,110	227,740
Trust 2013-028, Class YS 5.662%, due 07/25/42[2,5,7]	1,516,716	269,784
Trust 2013-030, Class GI 3.000%, due 01/25/43[5,7]	4,122,394	582,682
Trust 2013-030, Class JI 3.000%, due 04/25/43[5,7]	1,578,439	228,315
Trust 2013-034, Class PS 5.662%, due 08/25/42[2,5,7]	1,185,567	248,035
Trust 2013-044, Class ZG 3.500%, due 03/25/42	899,373	911,437
Trust 2013-045, Class IK 3.000%, due 02/25/43[5,7]	2,788,683	376,850
Trust 2013-116, Class IY 3.000%, due 09/25/43[5,7]	856,365	68,857
Trust 2015-073, Class ES 8.245%, due 10/25/45[2,5]	1,211,898	1,233,727
Trust 2015-M13, Class A2 2.711%, due 06/25/25[2]	1,500,000	1,581,936
Trust G92-040, Class ZC 7.000%, due 07/25/22	12,374	13,502
Trust G94-006, Class PJ 8.000%, due 05/17/24	17,918	20,456
GMAC Mortgage Loan Trust, Series 2004-AR1, Class 12A 3.440%, due 06/25/34[2]	31,081	31,541
GNMA REMIC, Trust 2000-009, Class FH 0.982%, due 02/16/30[2]	13,402	13,470
Trust 2000-035, Class F 1.032%, due 12/16/25[2]	116,460	117,857
Trust 2007-018, Class CO 0.010%, due 03/20/35[5,8]	30,012	27,224
Trust 2010-H01, Class FA 1.269%, due 01/20/60[2]	4,068,279	4,089,465
	Face Amount	Value
Collateralized mortgage obligations—(continued)
Trust 2013-84, Class SC 6.118%, due 03/16/40[2,7]	$1,275,470	$230,434
Trust 2013-H19, Class DF 1.120%, due 05/20/63[2]	1,640,543	1,639,916
Trust 2013-H20, Class FB 1.470%, due 08/20/63[2]	2,633,111	2,669,700
Trust 2013-H23, Class TA 1.190%, due 09/20/63[2]	1,031,226	1,034,461
Trust 2015-126, Class GS 8.245%, due 09/20/45[2,5]	2,733,387	2,811,501
Trust 2015-H27, Class FA 1.220%, due 09/20/65[2]	3,198,447	3,192,242
Trust 2015-H29, Class FA 1.170%, due 10/20/65[2]	2,471,126	2,472,390
Trust 2015-H29, Class FJ 1.150%, due 11/20/65[2]	2,596,482	2,580,625
Trust 2015-H30, Class FA 1.150%, due 08/20/61[2]	2,137,519	2,136,303
Trust 2015-H30, Class FB 1.150%, due 03/20/62[2]	359,306	359,929
Trust 2016-H04, Class FG 1.170%, due 12/20/61[2]	2,929,435	2,925,097
Trust 2016-H11, Class F 1.270%, due 05/20/66[2]	4,766,725	4,771,681
Trust 2016-H14, Class FA 1.287%, due 06/20/66[2]	700,313	701,064
GS Mortgage Securities Corp. II, Series 2015-GC30, Class A3 3.119%, due 05/10/50	5,000,000	5,308,469
GS Mortgage Securities Trust, Series 2015-GC28, Class AAB 3.206%, due 02/10/48	1,200,000	1,256,980
GSR Mortgage Loan Trust, Series 2004-14, Class 2A1 0.818%, due 12/25/34[2]	8,439	7,567
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 1.128%, due 02/25/35[2]	708,809	651,940
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.953%, due 06/27/37[2,5]	1,919,937	1,454,891
JPMorgan Resecuritization Trust, Series 2009-7, Class 1A1 3.083%, due 08/27/37[2,5]	68,287	68,459
LB Commercial Conduit Mortgage Trust, Series 2007-C3, Class A4 5.918%, due 07/15/44[2]	2,140,320	2,211,730
Merrill Lynch Mortgage Investors Trust, Series 2004-1, Class 2A2 2.600%, due 12/25/34[2]	429,694	429,133
Series 2004-A, Class A1 0.948%, due 04/25/29[2]	95,045	89,041
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1 0.808%, due 01/25/35[2]	80,617	74,523
Series 2005-6AR, Class 1A1 0.768%, due 11/25/35[2]	122,961	120,020

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Collateralized mortgage obligations—(concluded)
Morgan Stanley Re-REMIC Trust, Series 2010-R4, Class 4B 0.864%, due 02/26/37[2,5]	$359,457	$242,905
Series 2013-R10, Class 3A 0.763%, due 01/26/51[2,5]	529,661	502,317
Mortgage Equity Conversion Asset Trust, Series 2007-FF3, Class A 1.117%, due 05/25/42[2,5]	4,570,199	4,008,064
Motel 6 Trust, Series 2015-MTL6, Class B 3.298%, due 02/05/30[5]	5,000,000	5,061,384
Opteum Mortgage Acceptance Corp., Asset Backed Pass-Through Certificates, Series 2005-2, Class AII2 0.798%, due 04/25/35[2]	68,552	68,019
RALI, Series 2005-QA1 Trust, Series 2005-FQA1, Class A1 0.788%, due 01/25/35[2]	168,521	160,427
RBSSP Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.990%, due 12/26/36[2,5]	898,676	875,486
Sequoia Mortgage Trust, Series 5, Class A 1.183%, due 10/19/26[2]	139,615	135,799
Structured ARM Loan, Series 2007-4, Class 1A2 0.708%, due 05/25/37[2]	325,102	269,634
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.698%, due 04/25/36[2]	1,064,557	772,506
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3 2.542%, due 04/25/45[2]	140,442	140,644
Washington Mutual Commercial Mortgage Securities Trust, Series 2007-SL3, Class A1A 5.457%, due 03/23/45[2,5]	70,977	71,072
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.516%, due 09/25/33[2]	1,346,422	1,354,564
Series 2003-AR9, Class 2A 2.594%, due 09/25/33[2]	322,817	316,167
Total collateralized mortgage obligations (cost—$107,672,090)		108,041,219
Asset-backed securities—9.23%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-R9, Class M2 1.463%, due 10/25/34[2]	1,125,669	1,114,489
Series 2005-R1, Class M4 1.598%, due 03/25/35[2]	200,000	160,010
Series 2005-R11, Class M1 0.938%, due 01/25/36[2]	400,000	376,328
	Face Amount	Value
Asset-backed securities—(continued)
Amortizing Residential Collateral Trust, Series 2004-1, Class A5 1.488%, due 10/25/34[2]	$284,547	$272,128
Ares IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2 0.899%, due 04/16/21[2,5]	1,595,286	1,577,358
Bear Stearns Asset-Backed Securities Trust, Series 2004-2, Class M1 1.688%, due 08/25/34[2]	7,485,131	6,891,632
Series 2006-2, Class M1 0.908%, due 07/25/36[2]	143,637	142,065
Chase Funding Trust, Series 2002-3, Class 2A1 1.128%, due 08/25/32[2]	173,966	158,503
Series 2002-4, Class 2A1 1.228%, due 10/25/32[2]	11,166	10,430
Countrywide Asset-Backed Certificates, Series 2004-2, Class 3A4 0.988%, due 07/25/34[2]	80,086	70,935
Series 2004-4, Class M1 1.208%, due 07/25/34[2]	236,434	221,075
Series 2004-6, Class M1 1.388%, due 10/25/34[2]	279,733	258,776
Denali Capital CLO VII Ltd., Series 2007-1A, Class A1L 0.932%, due 01/22/22[2,5]	763,306	745,493
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.850%, due 01/15/22[2,5]	424,936	423,380
Eastland CLO Ltd., Series 2007-1A, Class A2A 0.867%, due 05/01/22[2,5]	1,136,623	1,128,304
EMC Mortgage Loan Trust, Series 2003-A, Class A2 1.238%, due 08/25/40[2,5]	125,898	116,113
FBR Securitization Trust, Series 2005-5, Class AV24 1.228%, due 11/25/35[2]	166,573	165,055
First Franklin Mortgage Loan Trust, Series 2005-FFH1, Class M1 1.163%, due 06/25/36[2]	170,802	164,764
Fremont Home Loan Trust, Series 2004-A, Class M1 1.313%, due 01/25/34[2]	699,507	640,046
GCAT 2015-3 LLC, Series 2015-3, Class A1 4.250%, due 10/25/19[5,6]	935,297	937,930
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 12/01/28[2]	16,159	16,840
GSAA Home Equity Trust, Series 2005-4, Class A5 0.708%, due 03/25/35[2]	441,646	434,697
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2F3 3.748%, due 10/25/35[6]	148,141	141,663

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Asset-backed securities—(continued)
Series 2006-FRE1, Class A1 0.718%, due 05/25/35[2]	$424,797	$413,450
Series 2006-FRE1, Class A3 0.678%, due 05/25/35[2]	347,271	341,817
Series 2006-FRE2, Class A1 0.668%, due 02/25/36[2]	337,153	323,976
JP Morgan Mortgage Acquisition Trust, Series 2006-ACC1, Class A1 0.648%, due 05/25/36[2]	408,341	395,098
Series 2006-ACC1, Class M1 0.758%, due 05/25/36[2]	300,000	255,767
Series 2006-CH1, Class A5 0.718%, due 07/25/36[2]	225,000	215,786
Series 2007-CH2, Class AV1 0.648%, due 01/25/37[2]	656,966	640,063
KVK CLO Ltd., Series 2012-2A, Class A 2.080%, due 02/10/25[2,5]	4,400,000	4,400,110
Merrill Lynch Mortgage Investors Trust, Series 2006-FF1, Class M3 0.798%, due 08/25/36[2]	300,000	283,590
Morgan Stanley ABS Capital I, Inc., Series 2005-WMC6, Class M3 1.253%, due 07/25/35[2]	350,000	330,280
Morgan Stanley Home Equity Loan Trust, Series 2005-1, Class M4 1.538%, due 12/25/34[2]	400,000	344,108
Muir Grove CLO Ltd., Series 2007-2A, Class A 1.335%, due 03/25/20[2,5]	559,067	555,041
Northwoods Capital IX Ltd., Series 2012-9A, Class A 2.099%, due 01/18/24[2,5]	2,500,000	2,499,882
NYMT Residential, Series 2016-RP1, Class A 4.000%, due 03/25/21[5,6]	1,142,812	1,143,043
Ocean Trails CLO II, Series 2007-2A, Class A1V2 0.904%, due 06/27/22[2,5]	2,147,247	2,115,940
Park Place Securities, Inc., Asset-Backed Pass Through Certificates, Series 2005-WHQ3, Class M4 1.433%, due 06/25/35[2]	200,000	176,429
RAAC, Series 2005-SP3 Trust, Series 2005-SP3, Class M1 1.018%, due 12/25/35[2]	1,500,000	1,436,945
RASC, Series 2005-KS11 Trust, Series 2005-KS11, Class M2 0.908%, due 12/25/35[2]	400,000	349,336
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 1.368%, due 08/25/33[2]	178,221	166,027
SLM Student Loan Trust, Series 2008-9, Class A 2.215%, due 04/25/23[2]	3,028,147	3,022,502
	Face Amount	Value
Asset-backed securities—(concluded)
Series 2010-A, Class 2A 3.731%, due 05/16/44[2,5]	$857,369	$884,888
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 1.168%, due 01/25/34[2]	63,563	58,437
Stone Tower CLO Ltd., Series 2007-6A, Class A1 0.909%, due 04/17/21[2,5]	66,195	65,797
Symphony CLO Ltd., Series 2012-10AR, Class AR 1.586%, due 07/23/23[2,5]	5,000,000	4,990,370
US Residential Opportunity Fund III Trust, Series 2016-1III, Class A 3.475%, due 07/27/36[3,5]	1,900,000	1,902,142
Vericrest Opportunity Loan Trust, 2014-NP10, Class A1 3.375%, due 10/25/54[5,6]	154,323	153,544
Vericrest Opportunity Loan Trust, 2014-NP11, Class A1 3.875%, due 04/25/55[5,6]	85,027	85,057
Vericrest Opportunity Loan Trust, 2014-NPL9, Class A1 3.375%, due 11/25/54[5,6]	106,664	106,134
Vericrest Opportunity Loan Trust, 2015-NPL1, Class A1 3.625%, due 10/25/57[5,6]	227,515	226,753
Vericrest Opportunity Loan Trust, 2015-NPL2, Class A1 3.375%, due 02/25/55[5,6]	147,812	146,964
Vericrest Opportunity Loan Trust, 2016-NPL3, Class A1 4.250%, due 03/26/46[5,6]	1,995,143	2,020,529
VOLT XLII LLC, Series 2016-NPL2, Class A1 4.250%, due 03/26/46[5,6]	928,705	934,875
Total asset-backed securities (cost—$46,972,191)		47,152,694
Commercial mortgage-backed securities—0.68%
FNMA Aces, Trust 2013-M5, Class X2 2.301%, due 01/25/22[2,5,7]	2,025,441	174,082
Trust 2015-M17, Class FA 1.369%, due 11/25/22[2]	3,293,269	3,302,516
Total commercial mortgage-backed securities (cost—$3,432,927)		3,476,598
Stripped mortgage-backed securities—1.87%
FHLMC Multifamily Structured Pass-Through Certificates, Series K005, Class AX 1.366%, due 11/25/19[2,5,7]	23,346,053	907,391
Series K006, Class AX1 1.000%, due 01/25/20[2,5,7]	13,218,143	377,114
Series K014, Class X1 1.209%, due 04/25/21[2,5,7]	7,614,590	373,931

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Stripped mortgage-backed securities—(concluded)
Series K027, Class X1 0.825%, due 01/25/23[2,5,7]	$6,913,129	$290,365
Series K712, Class X1 1.362%, due 11/25/19[2,5,7]	4,352,209	151,101
Series KAIV, Class X1 1.330%, due 06/25/21[2,5,7]	4,633,116	232,746
Series KP03, Class A2 1.780%, due 07/25/19	5,000,000	5,064,439
FHLMC REMIC, Series 0013, Class B 7.000%, due 06/25/23[5,7]	52,888	8,859
Series 2136, Class GD 7.000%, due 03/15/29[5,7]	4,518	1,087
Series 2178, Class PI 7.500%, due 08/15/29[5,7]	23,830	5,123
GNMA REMIC, Trust 2011-92, Class IX 0.672%, due 11/16/44[2,5,7]	5,742,054	373,463
KGS Alpha SBA, Series 2012 1.005%, due 04/25/38[2,3,4,7]	47,001,681	1,740,531
Total stripped mortgage-backed securities (cost—$9,490,277)		9,526,150
Short-term US government obligation[9]—0.01%
US Treasury Bill 0.295%, due 10/13/16[1] (cost—$63,962)	64,000	63,969
	Face Amount	Value
Repurchase agreement—0.24%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $100,675 US Treasury Bond, 7.875% due 02/15/2021 and $1,108,447 US Treasury Notes, 0.750% to 2.250%, due 12/31/17 to 07/31/21; (value—$1,272,982); proceeds: $1,248,001 (cost—$1,248,000)	$1,248,000	$1,248,000
Total investments before investments sold short (cost—$810,433,325)—160.41%		819,136,818
Investments sold short—(18.05)%
FHLMC TBA 2.500%	(3,000,000)	(3,039,369)
4.000%	(14,000,000)	(14,984,922)
5.500%	(2,000,000)	(2,229,844)
FNMA TBA 3.000% (6,000,000) (6,243,985) 4.000%	(23,500,000)	(25,145,993)
4.500%	(10,000,000)	(10,240,380)
GNMA I TBA 3.000%	(4,000,000)	(4,197,109)
3.500%	(16,500,000)	(17,547,577)
GNMA II TBA 4.000%	(8,000,000)	(8,542,187)
Total investments sold short (proceeds—$92,047,266)		(92,171,366)
Liabilities in excess of other assets—(42.36)%		(216,330,049)
Net assets—100.00%		$510,635,403

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes before investments sold short was $810,580,005; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,582,356
Gross unrealized depreciation	(3,025,543)
Net unrealized appreciation	$8,556,813

Written options

Notional amount	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
$5,000,000	FNMA TBA, 3.000%, strike @ 103.58	08/04/16	$14,258	$(26,097)	$(11,839)
2,000,000	FNMA TBA, 3.000%, strike @ 103.64	08/04/16	5,547	(9,302)	(3,755)
500,000	FNMA TBA, 3.000%, strike @ 103.79	09/07/16	1,094	(2,110)	(1,016)
2,500,000	FNMA TBA, 3.000%, strike @ 103.83	09/07/16	6,542	(10,003)	(3,461)
1,500,000	FNMA TBA, 3.000%, strike @ 104.15	08/04/16	1,172	(1,648)	(476)
8,000,000	FNMA TBA, 3.000%, strike @ 104.17	08/04/16	8,750	(7,988)	762
1,500,000	FNMA TBA, 3.000%, strike @ 104.18	08/04/16	1,406	(1,450)	(44)
6,000,000	FNMA TBA, 3.000%, strike @ 104.64	08/04/16	10,078	(413)	9,665
8,000,000	FNMA TBA, 3.500%, strike @ 104.81	08/04/16	28,125	(65,625)	(37,500)
3,500,000	FNMA TBA, 3.500%, strike @ 104.94	08/04/16	12,852	(24,339)	(11,487)
			$89,824	$(148,975)	$(59,151)
	Put options written
$500,000	FNMA TBA, 3.000%, strike @ $102.79	09/07/16	$1,211	$(416)	$795
2,000,000	FNMA TBA, 3.000%, strike @ $103.48	08/04/16	6,250	(166)	6,084
9,000,000	FNMA TBA, 3.000%, strike @ $103.52	08/04/16	15,468	(897)	14,571
2,000,000	FNMA TBA, 3.000%, strike @ $103.66	08/04/16	6,250	(447)	5,803
8,000,000	FNMA TBA, 3.500%, strike @ $104.81	08/04/16	28,125	(2)	28,123
3,500,000	FNMA TBA, 3.500%, strike @ $104.94	08/04/16	12,852	(4)	12,848
			$70,156	$(1,932)	$68,224
			$159,980	$(150,907)	$9,073

Written option activity for the year ended July 31, 2016 was as follows:

	Notional amount	Premiums received
Options outstanding at July 31, 2015	$52,000,000	$137,501
Options written	320,500,000	803,045
Options terminated in closing purchase transactions	(30,000,000)	(64,219)
Options exercised	(164,000,000)	(461,152)
Options expired prior to exercise	(115,000,000)	(255,195)
Options outstanding at July 31, 2016	$63,500,000	$159,980

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

Written swaptions

Written swaptions activity for the year ended July 31, 2016 was as follows:

Premiums received
Swaption outstanding at July 31, 2015	$1,945,600
Swaption written	112,490
Swaption terminated in closing purchase transactions	(35,990)
Swaption exercised	(1,049,300)
Swaption expired prior to exercise	(972,800)
Swaption outstanding at July 31, 2016	$—

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized depreciation
USD	16,000	06/30/25	2.400%	3 Month USD LIBOR	$(1,517,939)	$(1,517,939)
USD	6,450	12/21/46	2.250	3 Month USD LIBOR	(747,991)	(198,889)
					$(2,265,930)	$(1,716,828)

Total return swap agreements4

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received	Value	Unrealized appreciation
CSI	USD	1,652	01/12/43	1 Month USD LIBOR	3.000%	$8,500	$1,146	$9,646
GS	USD	1,795	01/12/43	1 Month USD LIBOR	3.000	8,379	1,246	9,625
						$16,879	$2,392	$19,271

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$12,551,531	$—	$12,551,531
Government national mortgage association certificates	—	195,693,881	—	195,693,881
Federal home loan mortgage corporation certificates	—	143,906,765	—	143,906,765
Federal housing administration certificates	—	—	212,520	212,520
Federal national mortgage association certificates	—	297,263,491	—	297,263,491
Collateralized mortgage obligations	—	104,033,155	4,008,064	108,041,219
Asset-backed securities	—	45,250,552	1,902,142	47,152,694
Commercial mortgage-backed securities	—	3,476,598	—	3,476,598
Stripped mortgage-backed securities	—	7,785,619	1,740,531	9,526,150
Short-term US government obligation	—	63,969	—	63,969
Repurchase agreement	—	1,248,000	—	1,248,000
Swap agreements	—	2,392	—	2,392
Total	$—	$811,275,953	$7,863,257	$819,139,210
Liabilities
Investments sold short	—	(92,171,366)	—	(92,171,366)
Written options	—	(150,907)	—	(150,907)
Swap agreements	—	(2,265,930)	—	(2,265,930)
Total	$—	$(94,588,203)	$—	$(94,588,203)

At July 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2016:

	Federal housing administration certificates	Asset-backed securities	Collateralized mortgage obligations	Stripped mortgage-backed securities	Total
Beginning balance	$306,338	$—	$5,123,963	$2,512,091	$7,942,392
Purchases	—	1,900,000	—	—	1,900,000
Sales/paydown	(89,332)	—	(1,386,898)	(551,180)	(2,027,410)
Accrued discounts/(premiums)	(68)	—	50,733	(46,721)	3,944
Total realized gain/(loss)	(87)	—	25,201	(54,765)	(29,651)
Net change in unrealized appreciation/depreciation	(4,331)	2,142	195,065	(118,894)	73,982
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending balance	$212,520	$1,902,142	$4,008,064	$1,740,531	$7,863,257

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2016 was $(239,923).

PACE Mortgage-Backed Securities Fixed Income Investments

Portfolio of investments—July 31, 2016

Portfolio footnotes

1  Security, or portion thereof, pledged as collateral for investments sold short or written options.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

4  Illiquid investment as of July 31, 2016.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 12.18% of net assets as of July 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Interest only security.

8  Principal only security.

9  Rates shown are the discount rates at date of purchase unless otherwise noted.

10  Payments made or received are based on the notional amount.

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares gained 3.11% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Intermediate Government/Credit Index (the "benchmark") rose 4.25%, and the Lipper Core Bond Funds category posted a median return of 5.40%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 33. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special note: Effective September 12, 2016, after the end of the reporting period, Babson Capital Management LLC changed its name to Barings LLC.

Subadvisors' comments (Unaudited)2

BlackRock

Our portion of the Portfolio modestly outperformed its benchmark during the reporting period. This was driven by out-of-benchmark allocations to US high yield corporate bonds, securitized products and interest rate derivative strategies, including trades placed in European peripheral markets and US swap spreads. Security selection within investment grade corporate credit and emerging markets also augmented returns. Our overweight of financials versus industrials contributed early in the fiscal year, while more recently an overweight to midstream energy names aided returns. Corporate spreads were generally flat over the period, although this hides the amplitude of moves we experienced over the last 12 months. Our portion of the Portfolio took advantage of several opportunities given the volatility in markets, including attractive trades in derivatives, emerging markets and high yield corporate bonds.

Detracting from performance was an allocation to Treasury Inflation-Protected Securities ("TIPS"), a sector that has lagged the broader risk-on sentiment of late and still appears fundamentally attractive at current valuations. Another detractor from relative performance was a predominantly underweight position in investment grade credit. Investment grade credit has seen strong flows from international buyers year to date. However, we continue to feel that deteriorating fundamentals outweigh the technical bid for the sector from abroad in the medium term. Duration and curve positioning was relatively flat over the period, reflecting well-timed trades given a largely underweight position in place during a period of falling yields. Our portion of the Portfolio maintains a strong carry profile and is

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Intermediate Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

BlackRock Financial Management, Inc. ("BlackRock");

Barings LLC (f/k/a Babson Capital Management LLC) ("Barings")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

BlackRock: Harrison Segall and Akiva Dickstein;

Barings: William Awad, Ronald Desautels, David Nagle, Charles Sanford and Douglas Trevallion

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

BlackRock The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility.

(continued on next page)

PACE Intermediate Fixed Income Investments

Subadvisors' comments (Unaudited) – continued

cautious of valuations going into a period of uncertainty given the upcoming Italian and US elections.

A number of derivative instruments were used during the reporting period, primarily to adjust our duration and curve exposure, as well as to hedge risk. We believe that derivatives are beneficial for performance as they help us manage our portion of the Portfolio more efficiently. Interest rate swaps are the most common type of swap and were useful in managing exposure to interest rates by adding duration or subtracting it at particular points on the yield curve. Credit default swaps were used to provide insurance or protection against a particular issuer or basket of issuers defaulting. Credit default swaps were used as a way to express a negative or positive view on an issuer's or group of issuers' credit strength. Options on interest rate swaps (swaptions) were used to hedge convexity, as well as take a view on volatility and interest rates. Options on futures were most often used to take a view on volatility and/or interest rates. Foreign exchange options were used to give us the right, but not the obligation, to buy (call) or sell (put) a currency at a specified price for a specified period of time. Foreign exchange forwards were typically used to hedge non-US dollar currency risk back to the US dollar, as well as to implement active currency positions.

Barings

Our portion of the Portfolio outperformed this sleeve's benchmark, the Barclays US Government 1-3 year Index, during the reporting period, primarily due to the Portfolio having a lower duration than the benchmark. Our portion underperformed the Fund's benchmark, the Barclays US Intermediate Government/Credit Index, during the reporting period and this was the main driver of underperformance at the Fund level. Investment grade bond markets were captivated in June 2016 by "Brexit," which capped what was already a fairly volatile 12-month reporting period. Global growth continues at a modest pace and uncertainty still surrounds the sustainability of China's economic expansion. The short-end of the US Treasury curve flattened and this benefited spread sectors (non-US Treasury fixed income securities). Our returns have been supported by the relentless decline in government bond yields. Our allocation to investment grade corporate bonds helped performance, while an allocation to convertible securities detracted from results, driven largely by the sell-off in metals & mining and oil & gas producers during the first quarter of 2016. From a positioning standpoint, caution is warranted given macroeconomic headwinds. Our allocation to the banking sector has been reduced through sales of European paper and we exited the energy sector in the first quarter of 2016. Opportunities are in specific single names, often post-merger and acquisition ("M&A") event new issuance, where we believe the company fundamentals and spreads provide attractive opportunities.

The securitized sector positively impacted performance over the period. Asset-backed securities ("ABS") with allocations to student loans and commercial collateral were the largest contributing subsectors. Allocations to US agency mortgage-backed securities ("MBS") and commercial mortgage-backed securities ("CMBS") also benefited our results.

The front-end of the yield curve (between one to three years) flattened substantially as the market priced in a lower probability of an extended series of Federal Reserve Board interest rate hikes following its rate hike in

Investment process
(concluded)

Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

Barings seeks to invest primarily in a diversified portfolio of short-term fixed income securities through an investment process that consists of a top-down, macroeconomic view, coupled with a bottom-up perspective driven by rigorous fundamental credit analysis. Babson seeks to add value through security selection, sector rotation, convexity biases and yield curve positioning. Finally, Babson employs a quantitative rules-based approach to manage duration, which involves limiting the portfolio duration to a range of 0-3 years, driven by the dynamics and shape of the yield curve.

PACE Intermediate Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

December 2015. Our portion of the Portfolio was at its maximum duration of approximately 2.90 years during much of 2015. However, over the last seven months of 2016, as the short-end of the yield curve flattened, our duration has shortened to 1.70 years in accordance with our process.

Our portion of the Portfolio uses derivative instruments for yield curve, duration and credit risk management. During the period, Treasury futures and options on credit default swaps were used to manage our portion of the Portfolio. Derivatives were a modest contributor to performance.

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income and a reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.85%	1.99%	3.54%
Class C2	2.41	1.48	3.02
Class Y3	3.11	2.25	3.80
Class P4	3.11	2.23	3.79
After deducting maximum sales charge
Class A1	(1.00)	1.22	3.14
Class C2	1.66	1.48	3.02
Barclays US Intermediate Government/Credit Index[5]	4.25	2.66	4.39
Lipper Core Bond Funds median	5.40	3.47	4.80

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.79%	2.14%	3.60%
Class C2	2.36	1.64	3.08
Class Y3	3.05	2.40	3.87
Class P4	3.14	2.41	3.87
After deducting maximum sales charge
Class A1	(1.05)	1.36	3.20
Class C2	1.61	1.64	3.08

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.03% and 0.93%; Class C—1.53% and 1.43%; Class Y—0.86% and 0.68%; and Class P—0.83% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.93%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Intermediate Government/Credit Index is an unmanaged subset of the Barclays US Government/Credit Index covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Intermediate Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Intermediate Fixed Income Investments Class P shares versus the Barclays US Intermediate Government/Credit Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Intermediate Fixed Income Investments

PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Weighted average duration	3.27 yrs.
Weighted average maturity	4.49 yrs.
Average coupon	2.45%
Net assets (mm)	$431.9
Number of holdings	873
Portfolio composition[1]	07/31/16
Bonds and notes	99.1%
Options, futures, swaps, and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	1.2
Total	100.0%
Quality diversification[1,2]	07/31/16
US government and agency securities	46.2%
AAA	5.4
AA	4.0
A	9.0
BBB and below/non-rated	34.5
Options, futures, swaps, and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	1.2
Total	100.0%
Asset allocation[1]	07/31/16
US government obligations	45.7%
Corporate notes	30.0
Asset-backed securities	15.9
Collateralized mortgage obligations	6.9
US government agency mortgage pass-through certificates	0.5
Non-US government obligations	0.1
Municipal bonds and notes	0.0 *
Options, futures, swaps, and forward foreign currency contracts	(0.3)
Cash equivalents and other assets less liabilities	1.2
Total	100.0%

*  Amount represents less than 0.005%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
US government obligations—45.68%
US Treasury Bonds 2.500%, due 05/15/46	480,000	$513,225
2.875%, due 08/15/45	785,000	901,462
3.000%, due 05/15/45	475,000	558,589
3.000%, due 11/15/45	300,000	353,051
3.125%, due 11/15/41	980,000	1,180,862
US Treasury Inflation Index Bonds (TIPS) 0.625%, due 01/15/26	3,078,221	3,246,439
US Treasury Notes 0.625%, due 06/30/18	1,865,000	1,863,907
0.750%, due 02/28/18	1,100,000	1,101,718
0.750%, due 04/30/18	6,630,000	6,639,839
0.750%, due 07/31/18	11,375,000	11,394,554
0.750%, due 07/15/19	6,925,000	6,924,190
0.875%, due 05/31/18	17,940,000	18,010,773
0.875%, due 07/15/18	6,150,000	6,174,741
0.875%, due 06/15/19	18,005,000	18,064,776
0.875%, due 07/31/19	2,100,000	2,107,384
1.000%, due 12/15/17	600,000	603,023
1.125%, due 06/30/21	23,715,000	23,828,026
1.125%, due 07/31/21	3,565,000	3,581,713
1.250%, due 03/31/21	25,645,000	25,929,506
1.375%, due 04/30/21	3,605,000	3,664,706
1.375%, due 06/30/23	1,965,000	1,976,975
1.375%, due 07/31/23	800,000	797,782
1.500%, due 03/31/23	7,265,000	7,373,975
1.625%, due 04/30/19	480,000	491,588
1.625%, due 06/30/20	4,555,000	4,678,304
1.625%, due 04/30/23	22,130,800	22,638,259
1.625%, due 05/31/23	1,340,000	1,370,674
1.625%, due 02/15/26	5,940,000	6,029,825
1.625%, due 05/15/26	2,010,000	2,040,936
1.750%, due 10/31/18	4,010,000	4,104,299
2.000%, due 09/30/20	1,225,000	1,277,445
2.125%, due 08/31/20	2,900,000	3,036,729
2.125%, due 12/31/21	2,380,000	2,507,832
2.250%, due 11/15/25	1,430,000	1,529,988
2.750%, due 12/31/17	747,500	769,574
Total US government obligations (cost—$195,046,337)		197,266,669
Federal home loan bank certificate—0.19%
FHLB 4.000%, due 09/01/28 (cost—$679,016)	680,000	819,066
Federal home loan mortgage corporation certificates—0.14%
FHLMC 6.250%, due 07/15/32	302,000	462,826
6.750%, due 03/15/31	82,000	128,090
Total federal home loan mortgage corporation certificates (cost—$487,250)		590,916
	Face Amount[1]	Value
Federal national mortgage association certificate—0.12%
FNMA TBA 3.000% (cost—$524,551)	500,000	$524,473
Collateralized mortgage obligations—6.92%
Banc of America Commercial Mortgage Trust, Series 2007-4, Class AM 5.808%, due 02/10/51[2]	400,000	414,997
Series 2008-1, Class A4 6.227%, due 02/10/51[2]	215,865	226,100
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL 1.968%, due 07/05/33[2,3]	965,000	954,104
Commercial Mortgage Pass-Through Certificates, Series 2006-C8, Class AM 5.347%, due 12/10/46	655,000	660,909
Series 2006-GG7, Class AM 5.773%, due 07/10/38[2]	111,002	110,899
Series 2013-GAM, Class A2 3.367%, due 02/10/28[3]	1,090,000	1,143,605
Series 2014-CR16, Class A4 4.051%, due 04/10/47	145,000	163,512
Series 2014-CR17, Class A5 3.977%, due 05/10/47	155,000	174,239
Series 2014-PAT, Class A 1.278%, due 08/13/27[2,3]	915,000	910,970
Series 2014-TWC, Class A 1.328%, due 02/13/32[2,3]	1,395,000	1,392,421
Series 2015-RUM, Class B 2.592%, due 07/15/30[2,3]	775,000	758,362
Credit Suisse Commercial Mortgage Trust, Series 2006-C5, Class AM 5.343%, due 12/15/39	840,000	845,289
Series 2007-C4, Class A1AM 5.939%, due 09/15/39[2]	1,110,000	1,121,482
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class D 3.801%, due 04/15/50[2,3]	515,000	428,949
DBRR Trust, Series 2013-EZ3, Class A 1.636%, due 12/18/49[2,3]	204,348	202,938
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 3.742%, due 11/10/46[3]	2,992	3,009
FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class X1 1.191%, due 03/25/24[2,4]	2,677,127	194,055
FHLMC REMIC, Trust 2626, Class A 4.000%, due 06/15/33	179,321	194,547
Trust 3990, Class VA 3.500%, due 01/15/25	295,614	315,402
Trust 4213, Class VE 3.500%, due 06/15/26	276,678	296,978
Trust 4248, Class FL 0.931%, due 05/15/41[2]	429,333	429,935

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust 4316, Class XZ 4.500%, due 03/15/44	338,700	$412,537
Trust 4323, Class CA 4.000%, due 03/15/40	360,826	382,786
Trust 4325, Class MA 4.000%, due 09/15/39	1,041,968	1,087,373
Trust 4328, Class DA 4.000%, due 01/15/36	1,059,062	1,111,590
Trust 4336, Class MA 4.000%, due 01/15/40	942,537	984,693
Trust 4443, Class BA 3.500%, due 04/15/41	155,526	163,211
Trust 4447, Class PA 3.000%, due 12/15/44	125,953	133,676
FHLMC Structured Agency Credit Risk, Series 2016-DNA1, Class M1 1.938%, due 07/25/28[2]	239,479	240,792
FNMA Connecticut Avenue Securities, Series 2015-C02, Class 1M1 1.638%, due 05/25/25[2]	95,340	95,435
Series 2015-C03, Class 1M1 1.988%, due 07/25/25[2]	347,969	348,944
Series 2015-C04, Class 1M1 2.088%, due 04/25/28[2]	236,079	236,566
Series 2016-C04, Class 1M1 1.943%, due 01/25/29[2]	220,000	220,717
FNMA REMIC, Trust 2005-109, Class PV 6.000%, due 10/25/32	161,439	167,335
Trust 2013-112, Class HQ 4.000%, due 11/25/43	113,191	121,947
Trust 2014-12, Class GV 3.500%, due 03/25/27	169,207	183,017
Trust 2014-48, Class AB 4.000%, due 10/25/40	286,227	303,919
Trust 2015-20, Class EV 3.500%, due 07/25/26	315,137	340,560
Trust 2015-58, Class JP 2.500%, due 03/25/37	214,165	221,806
Trust 2015-62, Class VA 4.000%, due 10/25/26	92,707	102,715
Trust 2016-48, Class UF 0.845%, due 08/25/46[2]	960,000	959,818
FREMF Mortgage Trust, Series 2013-K712, Class B 3.369%, due 05/25/45[2,3]	110,000	112,997
GAHR Commericial Mortgage Trust, Series 2015-NRF, Class DFX 3.382%, due 12/15/34[2,3]	1,025,000	1,033,526
GNMA, Trust 2014-131, Class BW 3.864%, due 05/20/41[2]	136,634	139,228
Trust 2015-3, Class ZD 4.000%, due 01/20/45	608,467	705,438
GS Mortgage Securities Corp., Series 2014-4R, Class 1A, 0.633%, due 01/26/34[2,3]	28,398	28,089
	Face Amount[1]	Value
Collateralized mortgage obligations—(continued)
GS Mortgage Securities Trust, Series 2015-GS1, Class XA 0.841%, due 11/10/48[2,4]	7,585,277	$462,395
Hilton USA Trust, Series 2013-HLT, Class AFX 2.662%, due 11/05/30[3]	875,000	880,388
JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class XA 0.964%, due 09/15/47[2,4]	14,119,408	802,846
JPMorgan Chase Commercial Mortgage Securities, Series 2006-LDP8, Class AJ 5.480%, due 05/15/45[2]	125,000	124,906
Series 2006-LDP9, Class A3 5.336%, due 05/15/47	756,083	760,540
Series 2007-CB18, Class A1A 5.431%, due 06/12/47[2]	956,279	964,997
Series 2007-CB20, Class AM 5.881%, due 02/12/51[2]	150,000	156,206
Series 2007-LDPX, Class A1A 5.439%, due 01/15/49	148,388	150,574
LSTAR Securities Investment Trust, Series 2014-1, Class NOTE 3.567%, due 09/01/21[2,3]	634,795	631,798
Series 2014-2, Class A 2.457%, due 12/01/21[2,3]	635,657	630,902
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class A1A 5.166%, due 12/12/49	212,835	213,506
Series 2007-9, Class AM 5.856%, due 09/12/49[2]	350,000	361,541
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class C 4.892%, due 11/15/46[2]	205,000	227,757
Morgan Stanley Capital I, Series 2007-HQ11, Class AJ 5.508%, due 02/12/44[2]	110,000	108,074
Series 2007-IQ14, Class A1A 5.665%, due 04/15/49[2]	665,997	681,112
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2B 4.144%, due 01/05/43[2,3]	540,000	569,276
STRPS 2012-1 Ltd., Series 2012-1A, Class A 1.500%, due 12/25/44[3]	65,810	65,728
VFC LLC, Series 2015-3, Class A 2.750%, due 12/20/31[5]	1,798	1,798
Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class AM 5.339%, due 11/15/48	260,000	261,980
Series 2007-C33, Class AM 5.948%, due 02/15/51[2]	250,000	256,520
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class XA 0.995%, due 02/15/48[2,4]	12,549,460	789,914

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Collateralized mortgage obligations—(concluded)
Wells Fargo Resecuritization Trust, Series 2012-IO, Class A 1.750%, due 08/20/21[3]	3,087	$3,086
Total collateralized mortgage obligations (cost—$30,330,657)		29,887,261
Asset-backed securities—15.88%
321 Henderson Receivables I LLC, Series 2006-1A, Class A1 0.681%, due 03/15/41[2,3]	78,417	75,904
Series 2007-1A, Class A1 0.681%, due 03/15/42[2,3]	337,674	305,881
Access Group, Inc., Series 2002-A, Class A2 1.784%, due 09/25/37[2]	950,000	897,750
Series 2015-1, Class A 1.188%, due 07/25/56[2,3]	220,614	217,014
Series 2015-1, Class B 1.988%, due 07/25/58[2,3]	100,000	84,538
ACE Securities Corp. Home Equity Loan Trust, Series 2005-RM1, Class M2 1.238%, due 03/25/35[2]	21,240	21,199
ALM VIII Ltd., Series 2013-8A, Class A1A 2.146%, due 01/20/26[2,3]	540,000	539,219
Alterna Funding I LLC, Series 2014-1A, Class NOTE 1.639%, due 02/15/21[3]	268,845	261,619
American Credit Acceptance Receivables Trust, Series 2015-2, Class A 1.570%, due 06/12/19[3]	85,807	85,807
Series 2015-3, Class A 1.950%, due 09/12/19[3]	161,817	162,117
Series 2016-1A, Class A 2.370%, due 05/12/20[3]	84,727	85,198
Series 2016-2, Class A 2.220%, due 07/13/20[3]	236,520	237,678
Series 2016-3, Class A 1.700%, due 11/12/20[3]	190,000	189,993
American Homes 4 Rent, Series 2014-SFR2, Class A 3.786%, due 10/17/36[3]	286,218	310,153
Series 2014-SFR3, Class A 3.678%, due 12/17/36[3]	491,049	529,417
AmeriCredit Automobile Receivables Trust, Series 2013-5, Class D 2.860%, due 12/09/19	585,000	594,301
Series 2014-1, Class D 2.540%, due 06/08/20	130,000	131,248
Series 2015-3, Class A2A 1.070%, due 01/08/19	669,811	669,621
Series 2016-2, Class A3 1.600%, due 11/09/20	250,000	250,874
Arbys Funding LLC, Series 2015-1A, Class A2 4.969%, due 10/30/45[3]	168,725	175,096
	Face Amount[1]	Value
Asset-backed securities—(continued)
ARL First LLC, Series 2012-1A, Class A1 2.231%, due 12/15/42[2,3]	159,932	$154,956
ARL Second LLC, Series 2014-1A, Class A1 2.920%, due 06/15/44[3]	313,102	304,518
Avery Point V CLO Ltd., Series 2014-5A, Class A 2.139%, due 07/17/26[2,3]	250,000	250,004
Avis Budget Rental Car Funding AESOP LLC, Series 2012-3A, Class A 2.100%, due 03/20/19[3]	100,000	100,380
Series 2016-1A, Class A 2.990%, due 06/20/22[3]	120,000	123,536
B2R Mortgage Trust, Series 2015-2, Class A 3.336%, due 11/15/48[3]	632,923	651,372
BCC Funding VIII LLC, Series 2014-1A, Class A 1.794%, due 06/20/20[3]	41,709	41,448
BCC Funding X LLC, Series 2015-1, Class A2 2.224%, due 10/20/20[3]	196,185	195,731
Bear Stearns Asset Backed Securities I Trust, Series 2005-HE12, Class M1 0.968%, due 12/25/35[2]	149,679	146,926
Series 2006-HE3, Class A2 0.668%, due 04/25/36[2]	5,439	5,432
Birchwood Park CLO Ltd., Series 2014-1A, Class A 2.120%, due 07/15/26[2,3]	250,000	249,999
Blue Hill CLO Ltd., Series 2013-1A, Class A 2.160%, due 01/15/26[2,3]	450,000	449,342
BlueMountain CLO Ltd., Series 2015-2A, Class A1 2.109%, due 07/18/27[2,3]	280,000	279,718
BlueVirgo Trust, Series 2015-1A, Class NOTE 3.000%, due 12/15/22[3]	378,780	377,659
CAN Capital Funding LLC, Series 2014-1A, Class A 3.117%, due 04/15/20[3]	150,000	148,670
Capital Automotive REIT, Series 2010-1A, Class A 5.730%, due 12/15/38[3]	91,439	93,296
CarFinance Capital Auto Trust, Series 2014-2A, Class A 1.440%, due 11/16/20[3]	47,494	47,286
Series 2015-1A, Class A 1.750%, due 06/15/21[3]	79,845	79,488
Carlyle Global Market Strategies CLO Ltd., Series 2013-4A, Class A1 2.150%, due 10/15/25[2,3]	250,000	249,983
Cazenovia Creek Funding I LLC, Series 2015-1A, Class A 2.000%, due 12/10/23[3]	215,195	214,119

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Asset-backed securities—(continued)
Chase Issuance Trust, Series 2014-A1, Class A1 1.150%, due 01/15/19	2,640,000	$2,643,238
Chesapeake Funding LLC, Series 2015-1A, Class B 1.420%, due 02/07/27[2,3]	200,000	198,448
Chrysler Capital Auto Receivables Trust, Series 2013-BA, Class A4 1.270%, due 03/15/19[3]	796,354	796,786
Citi Held For Asset Issuance, Series 2015-PM1, Class A 1.850%, due 12/15/21[3]	29,455	29,403
Series 2015-PM2, Class A 2.350%, due 03/15/22[3]	90,977	90,923
Series 2015-PM3, Class A 2.560%, due 05/16/22[3]	58,353	58,344
CKE Restaurant Holdings, Inc., Series 2013-1A, Class A2 4.474%, due 03/20/43[3]	294,888	296,596
CLI Funding V LLC, Series 2014-1A, Class A 3.290%, due 06/18/29[3]	304,767	294,500
College Loan Corp. Trust I, Series 2005-2, Class B 1.170%, due 01/15/37[2]	161,382	135,023
Colony American Homes, Series 2015-1A, Class A 1.682%, due 07/17/32[2,3]	822,577	819,173
CPS Auto Receivables Trust, Series 2013-A, Class A 1.310%, due 06/15/20[3]	22,555	22,366
Series 2013-C, Class A 1.640%, due 04/16/18[3]	9,951	9,952
Series 2014-B, Class A 1.110%, due 11/15/18[3]	81,479	81,297
Series 2014-C, Class A 1.310%, due 02/15/19[3]	58,694	58,625
Series 2015-C, Class A 1.770%, due 06/17/19[3]	67,925	67,993
Series 2015-C, Class B 2.550%, due 02/18/20[3]	150,000	150,378
Series 2016-C, Class B 2.480%, due 09/15/20[3]	120,000	119,988
CPS Auto Trust, Series 2012-C, Class A 1.820%, due 12/16/19[3]	57,152	57,088
Credit Acceptance Auto Loan Trust, Series 2013-2A, Class B 2.260%, due 10/15/21[3]	840,000	840,367
Series 2014-2A, Class A 1.880%, due 03/15/22[3]	1,190,000	1,191,952
Series 2015-2A, Class B 3.040%, due 08/15/23[3]	840,000	847,078
Series 2016-2A, Class A 2.420%, due 11/15/23[3]	900,000	905,293
	Face Amount[1]	Value
Asset-backed securities—(continued)
Credit Suisse ABS Repackaging Trust, Series 2013-A, Class B 2.500%, due 01/25/30[3]	132,242	$125,409
Credit Suisse Seasoned Loan Trust, Series 2006-1, Class A 0.728%, due 10/25/34[2,3]	132,183	125,460
Credit-Based Asset Servicing and Securitization LLC, Series 2006-RP2, Class A3 0.788%, due 07/25/36[2,3]	92,013	91,639
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[3]	395,000	397,869
DCP Rights LLC, Series 2014-1A, Class A 5.463%, due 10/25/44[3]	1,759,500	1,747,610
Diamond Resorts Owner Trust, Series 2013-2, Class A 2.270%, due 05/20/26[3]	215,310	214,748
Series 2014-1, Class A 2.540%, due 05/20/27[3]	41,576	41,658
Series 2014-1, Class B 2.980%, due 05/20/27[3]	91,467	91,662
Series 2015-1, Class A 2.730%, due 07/20/27[3]	114,604	115,499
Series 2015-2, Class A 2.990%, due 05/22/28[3]	152,479	152,668
Series 2015-2, Class B 3.540%, due 05/22/28[3]	92,813	94,251
Domino's Pizza Master Issuer LLC, Series 2012-1A, Class A2 5.216%, due 01/25/42[3]	193,401	199,062
Series 2015-1A, Class A2I 3.484%, due 10/25/45[3]	258,050	259,340
Dong Fang Container Finance II SPV Ltd., Series 2014-1A, Class A1 1.950%, due 11/25/39[3]	145,833	144,142
DRB Prime Student Loan Trust, Series 2015-A, Class A2 3.060%, due 07/25/31[3]	118,145	119,947
Series 2015-A, Class A3 2.320%, due 04/25/30	131,089	130,979
Series 2015-B, Class A3 2.540%, due 04/27/26[3]	104,776	105,036
Series 2015-D, Class A1 2.188%, due 01/25/40[2,3]	228,854	229,274
Series 2015-D, Class A2 3.200%, due 01/25/40[3]	86,968	88,797
Series 2016-A, Class A1 2.453%, due 04/25/40[2,3]	92,219	93,329
Series 2016-B, Class A2 2.890%, due 06/25/40[3]	196,973	197,625
Drive Auto Receivables Trust, Series 2016-BA, Class B 2.560%, due 06/15/20[3]	100,000	100,662
Drug Royalty II LP 2, Series 2014-1, Class A1 3.530%, due 07/15/23[2,3]	174,089	175,548

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Asset-backed securities—(continued)
Drug Royalty LP 1, Series 2012-1, Class A1 5.878%, due 07/15/24[2,3]	57,846	$59,042
DT Auto Owner Trust, Series 2015-3A, Class A 1.660%, due 03/15/19[3]	71,264	71,337
Series 2016-1A, Class A 2.000%, due 09/16/19[3]	240,106	240,748
Series 2016-1A, Class B 2.790%, due 05/15/20[3]	270,000	271,288
Series 2016-2A, Class B 2.920%, due 05/15/20[3]	130,000	130,913
Earnest Student Loan Program LLC, Series 2016-B, Class A1 2.538%, due 02/26/35[2,3]	316,331	316,332
Series 2016-C, Class A2 2.680%, due 07/25/35[3]	400,000	397,627
Eaton Vance CLO Ltd., Series 2014-1A, Class A 2.130%, due 07/15/26[2,3]	500,000	495,590
Education Funding Capital Trust IV, Series 2004-1, Class A4 1.920%, due 06/15/43[2]	250,000	248,687
Elara HGV Timeshare Issuer LLC, Series 2014-A, Class B 3.020%, due 02/25/27[3]	97,864	98,688
Series 2016-A, Class A 2.810%, due 04/25/28[3]	240,000	242,790
Element Rail Leasing II LLC, Series 2015-1A, Class A1 2.707%, due 02/19/45[3]	79,807	78,082
Series 2016-1A, Class A1 3.968%, due 03/19/46[3]	123,754	124,054
Enterprise Fleet Financing LLC, Series 2016-1, Class A2 1.830%, due 09/20/21[3]	250,000	250,544
Series 2016-2A, Class A1 0.850%, due 07/20/17[3]	350,000	350,002
Exeter Automobile Receivables Trust, Series 2013-2A, Class B 3.090%, due 07/16/18[3]	34,969	35,045
Series 2014-3A, Class A 1.320%, due 01/15/19[3]	19,638	19,614
Series 2015-2A, Class A 1.540%, due 11/15/19[3]	62,179	62,051
Series 2015-3A, Class A 2.000%, due 03/16/20[3]	102,300	102,328
First Investors Auto Owner Trust, Series 2013-3A, Class A3 1.440%, due 10/15/19[3]	42,473	42,455
Series 2016-1A, Class A1 1.920%, due 05/15/20[3]	191,393	191,900
Flagship Credit Auto Trust, Series 2013-2, Class B 3.210%, due 08/15/19[3]	170,000	171,858
Series 2014-1, Class A 1.210%, due 04/15/19[3]	27,354	27,285
	Face Amount[1]	Value
Asset-backed securities—(continued)
Series 2014-2, Class A 1.430%, due 12/16/19[3]	52,100	$51,871
Series 2015-2, Class A 1.980%, due 10/15/20[3]	99,912	99,813
Series 2015-3, Class A 2.380%, due 10/15/20[3]	352,077	354,089
Series 2016-1, Class A 2.770%, due 12/15/20[3]	225,024	226,691
FNA Trust, Series 2014-1A, Class A 1.296%, due 12/10/22[3]	139,586	138,560
Series 2015-1, Class A 3.240%, due 12/10/23[3]	101,692	101,368
Ford Credit Floorplan Master Owner Trust, Series 2012-2, Class A 1.920%, due 01/15/19	1,900,000	1,907,577
Fremont Home Loan Trust, Series 2005-2, Class M2 1.208%, due 06/25/35[2]	93,295	91,654
Galaxy XX CLO Ltd., Series 2015-20A, Class A 2.146%, due 07/20/27[2,3]	280,000	279,294
GLS Auto Receivables Trust, Series 2015-1A, Class A 2.250%, due 12/15/20[3]	53,075	53,013
GO Financial Auto Securitization Trust, Series 2015-1, Class A 1.810%, due 03/15/18[3]	13,587	13,576
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A 1.865%, due 04/25/25[2,3]	285,000	282,663
Green Tree Agency Advance Funding Trust I, Series 2015-T2, Class AT2 3.095%, due 10/15/48[3]	200,000	200,076
Hilton Grand Vacations Trust, Series 2013-A, Class A 2.280%, due 01/25/26[3]	70,369	70,580
Series 2014-AA, Class A 1.770%, due 11/25/26[3]	273,196	271,207
Home Equity Mortgage Trust, Series 2005-HF1, Class A1 1.008%, due 02/25/36[2]	8,812	8,757
Series 2005-HF1, Class A2B 1.188%, due 02/25/36[2]	9,894	9,833
HSBC Home Equity Loan Trust USA, Series 2007-3, Class A4 1.987%, due 11/20/36[2]	50,932	50,985
Icon Brands Holdings LLC, Series 2012-1A, Class A 4.229%, due 01/25/43[5]	120,550	108,482
ING Investment Management CLO V Ltd., Series 2007-5A, Class A1A 0.867%, due 05/01/22[2,3]	174,706	173,615
JP Morgan Mortgage Acquisition Corp., Series 2005-FRE1, Class A2V2 0.708%, due 10/25/35[2]	122,597	121,548

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Asset-backed securities—(continued)
Kentucky Higher Education Student Loan Corp., Series 2015-1, Class A1 1.217%, due 12/01/31[2]	142,811	$138,947
KeyCorp Student Loan Trust, Series 2006-A, Class 2A4 0.950%, due 09/27/35[2]	246,789	243,464
LCM XI LP, Series 11A, Class A 1.988%, due 04/19/22[2,3]	589,793	589,791
Leaf Receivables Funding LLC, Series 2016-1, Class A1 1.000%, due 06/15/17[3]	290,767	290,769
Lehman XS Trust, Series 2005-6, Class 1A1 1.008%, due 11/25/35[2]	269,196	176,779
Madison Park Funding XII Ltd., Series 2014-12A, Class A 2.196%, due 07/20/26[2,3]	250,000	250,026
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2 2.146%, due 07/20/26[2,3]	250,000	250,026
Marlette Funding Trust, Series 2016-1A, Class A 3.060%, due 10/15/21[3]	250,000	250,239
Mercedes-Benz Master Owner Trust, Series 2016-AA, Class A 1.061%, due 05/15/20[2,3]	896,000	898,357
Miramax LLC, Series 2014-1A, Class A2 3.340%, due 07/20/26[3]	66,680	66,933
MVW Owner Trust, Series 2014-1A, Class A 2.250%, due 09/22/31[3]	155,271	154,990
National Collegiate Student Loan Trust, Series 2005-1, Class A4 0.693%, due 11/27/28[2]	77,967	77,073
Series 2006-3, Class A3 0.603%, due 10/25/27[2]	48,330	48,183
Series 2007-1, Class A2 0.583%, due 11/27/28[2]	12,662	12,645
Nations Equipment Finance Funding II LLC, Series 2014-1A, Class A 1.558%, due 07/20/18[3]	31,866	31,839
Nations Equipment Finance Funding III LLC, Series 2016-1A, Class A 3.610%, due 02/20/21[3]	196,953	197,154
Navient Private Education Loan Trust, Series 2015-AA, Class A1 0.981%, due 12/15/21[2,3]	296,681	296,411
Series 2015-BA, Class A1 1.081%, due 05/15/23[2,3]	194,066	193,850
Navient Student Loan Trust, Series 2014-AA, Class A1 0.961%, due 05/16/22[2,3]	97,546	97,526
Series 2016-5A, Class A 1.737%, due 07/25/65[2,3]	600,000	600,000
	Face Amount[1]	Value
Asset-backed securities—(continued)
Series 2016-AA, Class A2A 3.910%, due 12/15/45[3]	700,000	$744,482
Navitas Equipment Receivables LLC, Series 2015-1, Class A2 2.120%, due 11/15/18[3]	198,081	198,005
NCF Dealer Floorplan Master Trust, Series 2014-1A, Class A 1.987%, due 10/20/20[2,3]	110,000	107,758
Nelnet Student Loan Trust, Series 2005-1, Class A5 0.825%, due 10/25/33[2]	154,843	146,663
Series 2006-3, Class B 0.890%, due 06/25/41[2]	157,647	128,500
Series 2014-1A, Class B 1.988%, due 10/25/47[2,3]	100,000	79,413
Series 2015-3A, Class B 1.953%, due 07/27/50[2,3]	100,000	79,163
NextGear Floorplan Master Owner Trust, Series 2014-1A, Class A 1.920%, due 10/15/19[3]	800,000	798,220
Series 2015-2A, Class A 2.380%, due 10/15/20[3]	140,000	139,980
Series 2016-1A, Class A1 2.142%, due 04/15/21[2,3]	230,000	230,436
North Carolina State Education Assistance Authority, Series 2011-2, Class A3 1.515%, due 07/25/36[2]	130,000	125,598
NovaStar Mortgage Funding Trust, Series 2005-3, Class A2D 0.858%, due 01/25/36[2]	89,114	88,480
NRZ Advance Receivables Trust Advance Receivables Backed, Series 2015-T3, Class AT3 2.540%, due 11/15/46[3]	140,000	140,079
Ocwen Master Advance Receivables Trust, Series 2015-1, Class AT1 2.537%, due 09/17/46[3]	100,000	99,991
Series 2015-T2, Class AT2 2.532%, due 11/15/46[3]	170,000	170,242
OnDeck Asset Securitization Trust II LLC, Series 2016-1A Class A 4.210%, due 05/17/20[3]	100,000	100,201
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class A 2.040%, due 01/15/21[3]	117,000	116,907
OneMain Financial Issuance Trust, Series 2014-1, Class A 2.430%, due 06/18/24[3]	73,585	73,720
Series 2015-1A, Class A 3.190%, due 03/18/26[3]	1,655,000	1,677,044
Series 2015-2A, Class A 2.570%, due 07/18/25[3]	452,000	453,562
Option One Mortgage Loan Trust Asset-Backed Certificates, Series 2005-5, Class A3 0.698%, due 12/25/35[2]	143,399	142,468

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Asset-backed securities—(continued)
Orange Lake Timeshare Trust, Series 2014-AA, Class A 2.290%, due 07/09/29[3]	52,749	$52,382
Oscar US Funding Trust II, Series 2015-1A, Class A4 2.440%, due 06/15/22[3]	200,000	197,551
Oscar US Funding Trust IV, Series 2016-1A, Class A1 0.950%, due 04/17/17[3]	38,003	37,961
Series 2016-1A, Class A2B 2.181%, due 07/15/20[2,3]	150,000	149,889
Ownit Mortgage Loan Trust, Series 2005-2, Class M4 1.418%, due 03/25/36[2]	54,766	54,040
Oxford Finance Funding LLC, Series 2016-1A, Class A 3.968%, due 06/17/24[3]	120,000	120,216
PFS Financing Corp., Series 2016-1A, Class A 1.681%, due 02/18/20[2,3]	1,095,000	1,097,006
PHEAA Student Loan Trust I, Series 2003-1, Class A3 0.000%, due 07/25/42[2]	150,000	150,040
Popular ABS Mortgage Pass-Through Trust, Series 2006-B, Class A3 0.768%, due 05/25/36[2]	155,269	149,872
Prestige Auto Receivables Trust, Series 2015-1, Class B 2.040%, due 04/15/21[3]	180,000	180,318
Progress Residential Trust, Series 2015-SFR2, Class A 2.740%, due 06/12/32[3]	1,050,062	1,064,434
RAAC Trust, Series 2006-RP2, Class A 0.703%, due 02/25/37[2,3]	169,321	167,582
RASC Trust, Series 2005-AHL3, Class A2 0.728%, due 11/25/35[2]	123,388	122,094
Santander Drive Auto Receivables Trust, Series 2012-3, Class E 5.130%, due 06/17/19	900,000	912,039
Series 2012-5, Class C 2.700%, due 08/15/18	327,050	327,949
Series 2013-4, Class B 2.160%, due 01/15/20	3,746	3,748
Series 2014-4, Class C 2.600%, due 11/16/20	865,000	874,765
Series 2014-4, Class D 3.100%, due 11/16/20	120,000	122,092
Series 2015-2, Class C 2.440%, due 04/15/21	280,000	281,827
Series 2015-5, Class A2A 1.120%, due 12/17/18	679,299	679,190
Series 2015-S2, Class R1 1.840%, due 11/18/19[3]	12,387	12,375
Series 2016-1, Class A3 1.620%, due 03/16/20	1,280,000	1,283,010
	Face Amount[1]	Value
Asset-backed securities—(continued)
Series 2016-1, Class B 2.470%, due 12/15/20	1,150,000	$1,165,741
Series 2016-1, Class D 4.020%, due 04/15/22	300,000	313,004
Series 2016-2, Class A3 1.560%, due 05/15/20	190,000	190,099
SBA Tower Trust, Series 2014-1A, Class C 2.898%, due 10/15/44[3,6]	170,000	172,122
Seneca Park CLO Ltd., Series 2014-1A, Class A 2.159%, due 07/17/26[2,3]	250,000	250,035
Sierra Timeshare Receivables Funding Co. LLC, Series 2012-2A, Class A 2.380%, due 03/20/29[3]	137,900	138,166
Series 2014-2A, Class A 2.050%, due 06/20/31[3]	66,295	66,269
Series 2014-3A, Class A 2.300%, due 10/20/31[3]	147,061	147,430
Series 2015-1A, Class A 2.400%, due 03/22/32[3]	252,325	253,296
Series 2015-3A, Class A 2.580%, due 09/20/32[3]	96,797	97,458
Series 2015-3A, Class B 3.080%, due 09/20/32[3]	64,531	65,035
SLM Student Loan Trust, Series 2003-14, Class A6 1.015%, due 07/25/25[2]	100,000	94,872
Series 2004-10, Class B 1.085%, due 01/25/40[2]	119,885	94,254
Series 2005-5, Class A4 0.855%, due 10/25/28[2]	160,000	151,806
Series 2005-8, Class B 1.025%, due 01/25/40[2]	130,422	103,292
Series 2012-A, Class A1 1.881%, due 08/15/25[2,3]	212,692	213,205
SMB Private Education Loan Trust, Series 2014-A, Class A2B 1.631%, due 05/15/26[2,3]	570,000	571,424
Series 2015-C, Class B 3.500%, due 09/15/43[3]	630,000	615,858
Series 2016-A, Class A1 1.181%, due 05/15/23[2,3]	651,282	651,283
Series 2016-A, Class A2A 2.700%, due 05/15/31[3]	110,000	111,169
Series 2016-B, Class A2A 2.430%, due 02/17/32[3]	147,000	146,995
SoFi Consumer Loan Program LLC, Series 2016-1A, Class A 3.260%, due 08/25/25[3]	400,000	402,906
Series 2016-2A, Class A 3.090%, due 10/27/25[3]	380,000	379,940
SoFi Professional Loan Program LLC, Series 2014-A, Class A2 3.020%, due 10/25/27[3]	46,661	47,545
Series 2015-C, Class A2 2.510%, due 08/25/33[3]	778,962	788,116

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Asset-backed securities—(continued)
Series 2015-D, Class A2 2.720%, due 10/27/36[3]	805,342	$820,445
Series 2016-A, Class A1 2.238%, due 08/25/36[2,3]	228,807	233,303
Series 2016-A, Class A2 2.760%, due 12/26/36[3]	250,319	255,278
Series 2016-B, Class A1 1.643%, due 06/25/33[2,3]	234,590	235,712
Series 2016-B, Class A2A 1.680%, due 03/25/31[3]	219,972	220,257
Series 2016-C, Class A2A 1.480%, due 05/25/31[3]	660,000	659,742
Specialty Underwriting & Residential Finance Trust, Series 2005-AB2, Class M1 0.938%, due 06/25/36[2]	40,000	38,700
SpringCastle America Funding LLC, Series 2014-AA, Class A 2.700%, due 05/25/23[3]	330,351	331,286
SPS Servicer Advance Receivables Trust, Series 2015-T3, Class AT3 2.920%, due 07/15/47[3]	100,000	100,242
Store Master Funding I LLC, Series 2015-1A, Class A1 3.750%, due 04/20/45[3]	99,375	96,086
SWAY Residential Trust, Series 2014-1, Class A 1.782%, due 01/17/32[2,3]	752,957	751,167
Symphony CLO XV Ltd., Series 2014-15A, Class A 2.129%, due 10/17/26[2,3]	250,000	250,015
Synchrony Credit Card Master Note Trust, Series 2016-1, Class A 2.040%, due 03/15/22	1,050,000	1,064,077
Taco Bell Funding LLC, Series 2016-1A, Class A2I 3.832%, due 05/25/46[3]	220,000	222,407
Trade MAPS 1 Ltd., Series 2013-1A, Class A 1.174%, due 12/10/18[2,3]	250,000	249,231
Tricon American Homes, Series 2015 SFR1, Class A 1.732%, due 05/17/32[2,3]	1,025,191	1,014,641
United Auto Credit Securitization Trust, Series 2016-1, Class A 2.000%, due 10/15/17[3]	84,850	84,839
Welk Resorts LLC, Series 2015-AA, Class A 2.790%, due 06/16/31[3]	82,243	82,332
Wendys Funding LLC, Series 2015-1A Class-A2I 3.371%, due 06/15/45[3]	545,875	547,342
Westgate Resorts LLC, Series 2013-1A, Class A 2.250%, due 08/20/25[3]	52,075	51,827
Series 2014-1A, Class A 2.150%, due 12/20/26[3]	134,891	133,036
	Face Amount[1]	Value
Asset-backed securities—(concluded)
Series 2015-2A, Class A 3.200%, due 07/20/28[3]	206,881	$206,968
Westlake Automobile Receivables Trust, Series 2016-1A, Class A2B 1.531%, due 01/15/19[2,3]	489,889	490,919
Series 2016-2A, Class A2 1.570%, due 06/17/19[3]	200,000	199,936
World Financial Network Credit Card Master Trust, Series 2016-A, Class A 2.030%, due 04/15/25	880,000	884,125
Total asset-backed securities (cost—$68,359,987)		68,590,554
Corporate notes—30.04%
Aerospace & defense—0.23%
BAE Systems Holdings, Inc. 2.850%, due 12/15/20[3]	50,000	51,429
3.850%, due 12/15/25[3]	20,000	21,426
Lockheed Martin Corp. 3.100%, due 01/15/23	15,000	15,950
3.350%, due 09/15/21	170,000	182,921
3.550%, due 01/15/26	35,000	38,477
4.500%, due 05/15/36	25,000	29,207
4.700%, due 05/15/46	50,000	60,792
United Technologies Corp. 1.778%, due 05/04/18[6]	599,000	604,039
		1,004,241
Airlines—0.25%
American Airlines Group, Inc. 4.625%, due 03/01/20[3]	270,000	265,950
American Airlines Pass Through Trust 2014-1, Class B 4.375%, due 10/01/22	17,292	17,594
American Airlines Pass Through Trust 2015-1, Class A 3.375%, due 05/01/27	458,416	474,461
WestJet Airlines Ltd. 3.500%, due 06/16/21[3]	330,000	336,575
		1,094,580
Auto & truck—0.16%
Delphi Corp. 4.150%, due 03/15/24	31,000	33,328
General Motors Co. 3.500%, due 10/02/18	630,000	650,586
		683,914
Auto parts & equipment—0.24%
Lear Corp. 4.750%, due 01/15/23	500,000	517,500
The Goodyear Tire & Rubber Co. 5.125%, due 11/15/23	500,000	528,750
		1,046,250

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Automotive—0.08%
Asciano Finance Ltd. 5.000%, due 04/07/18[3]	320,000	$330,543
Banking-non-US—1.39%
ANZ New Zealand International Ltd. 2.250%, due 02/01/19[3]	520,000	529,142
Bancolombia SA 5.950%, due 06/03/21	220,000	240,900
BNP Paribas SA 4.375%, due 05/12/26[3,7]	240,000	247,046
Citizens Financial Group, Inc. 2.375%, due 07/28/21	15,000	15,073
Credit Suisse Group Funding Guernsey Ltd. 2.750%, due 03/26/20	345,000	345,347
3.450%, due 04/16/21[3]	250,000	253,879
3.800%, due 06/09/23[3]	254,000	257,802
Credit Suisse New York 1.700%, due 04/27/18	395,000	394,646
Deutsche Bank AG GMTN 2.850%, due 05/10/19[7]	455,000	454,957
Discover Financial Services 3.750%, due 03/04/25	35,000	35,877
ING Bank N.V. 5.800%, due 09/25/23[3]	200,000	222,768
Itau Unibanco Holding SA 2.850%, due 05/26/18[3]	200,000	199,800
KFW 1.500%, due 02/06/19[7]	509,000	516,439
Lloyds Banking Group PLC 4.650%, due 03/24/26[7]	201,000	207,496
Mitsubishi UFJ Trust & Banking Corp. 2.650%, due 10/19/20[3]	540,000	555,118
Nordea Bank AB 1.875%, due 09/17/18[3,7]	200,000	201,964
Royal Bank of Canada GMTN 2.500%, due 01/19/21	240,000	249,009
Royal Bank of Scotland Group PLC 4.800%, due 04/05/26	200,000	208,036
5.125%, due 05/28/24[7]	179,000	179,670
6.000%, due 12/19/23	205,000	214,890
6.125%, due 12/15/22	25,000	26,576
Santander UK Group Holdings PLC 2.875%, due 10/16/20	245,000	247,122
Turkiye Garanti Bankasi A.S. 4.750%, due 10/17/19[3]	220,000	220,000
		6,023,557
Banking-US—4.89%
Aviation Capital Group Corp. 2.875%, due 09/17/18[3]	630,000	639,450
Bank of America Corp. 2.000%, due 01/11/18	178,000	179,191
2.250%, due 04/21/20[7]	677,000	684,427
3.875%, due 08/01/25	930,000	997,594
3.950%, due 04/21/25[7]	340,000	351,314
4.000%, due 01/22/25	410,000	426,045
	Face Amount[1]	Value
Corporate notes—(continued)
Banking-US—(continued)
4.450%, due 03/03/26	391,000	$420,085
5.625%, due 10/14/16	330,000	333,175
6.100%, due 03/17/25[2,8]	524,000	547,858
6.500%, due 08/01/16	1,370,000	1,370,000
Bank of America Corp. MTN 1.717%, due 03/22/18[2]	770,000	775,600
1.950%, due 05/12/18	137,000	137,910
6.875%, due 04/25/18	63,000	68,614
Branch Banking & Trust Co. 3.625%, due 09/16/25	250,000	270,388
Capital One Bank USA N.A. 1.300%, due 06/05/17	250,000	249,981
Capital One Financial Corp. 3.200%, due 02/05/25	210,000	213,853
3.500%, due 06/15/23[7]	123,000	128,310
3.750%, due 07/28/26	360,000	362,560
4.200%, due 10/29/25	232,000	241,975
Capital One NA/Mclean VA 2.950%, due 07/23/21	260,000	270,569
CIT Group, Inc. 3.875%, due 02/19/19	295,000	300,900
5.250%, due 03/15/18	100,000	104,000
5.500%, due 02/15/19[3]	405,000	429,300
Discover Bank/Greenwood DE 2.600%, due 11/13/18	330,000	335,464
3.100%, due 06/04/20	250,000	257,871
4.200%, due 08/08/23	270,000	290,288
Fifth Third Bank MTN 2.150%, due 08/20/18	206,000	209,032
First Horizon National Corp. 3.500%, due 12/15/20	580,000	588,607
Goldman Sachs Group, Inc. 1.952%, due 04/30/18[2]	530,000	534,399
2.375%, due 01/22/18	591,000	598,783
2.550%, due 10/23/19[7]	231,000	236,700
2.600%, due 04/23/20[7]	349,000	357,205
3.500%, due 01/23/25	40,000	41,648
3.750%, due 05/22/25	455,000	480,387
3.750%, due 02/25/26	100,000	105,796
4.250%, due 10/21/25	195,000	206,097
5.300%, due 11/10/26[2,8]	65,000	66,056
5.375%, due 05/10/20[2,8]	475,000	482,270
5.950%, due 01/18/18	1,030,000	1,096,064
HSBC USA, Inc. 1.700%, due 03/05/18	100,000	100,060
JPMorgan Chase & Co. 1.615%, due 01/25/18[2]	525,000	528,651
2.700%, due 05/18/23	150,000	152,364
2.950%, due 10/01/26	480,000	484,852
3.200%, due 06/15/26[7]	150,000	154,911
3.250%, due 09/23/22	105,000	110,885
4.250%, due 10/01/27[7]	343,000	369,803
4.500%, due 01/24/22	130,000	145,436
KeyCorp MTN 2.900%, due 09/15/20	100,000	104,139
Regions Financial Corp. 3.200%, due 02/08/21	180,000	186,052

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Banking-US—(concluded)
Santander Holdings USA, Inc. 2.700%, due 05/24/19	210,000	$211,516
4.500%, due 07/17/25	160,000	167,352
State Street Capital Trust IV 1.653%, due 06/15/37[2]	197,000	169,420
State Street Corp. 2.550%, due 08/18/20[7]	195,000	202,919
The Bank of New York Mellon Corp. 2.050%, due 05/03/21	175,000	177,931
2.800%, due 05/04/26[7]	90,000	93,776
3.000%, due 02/24/25	160,000	170,032
4.625%, due 09/20/26[2,8]	120,000	119,700
4.950%, due 06/20/20[2,8]	279,000	284,580
Wells Fargo & Co. 1.345%, due 04/23/18[2]	685,000	686,891
2.100%, due 07/26/21	540,000	542,756
3.000%, due 04/22/26	234,000	240,459
Wells Fargo & Co. GMTN 4.300%, due 07/22/27[7]	175,000	191,691
Wells Fargo & Co. MTN 3.550%, due 09/29/25[7]	104,000	111,782
		21,097,724
Beverages—0.49%
Anheuser-Busch InBev Finance, Inc. 2.650%, due 02/01/21[7]	736,000	762,723
3.300%, due 02/01/23[7]	448,000	472,539
3.650%, due 02/01/26[7]	414,000	443,495
Coca-Cola Femsa SAB de CV 2.375%, due 11/26/18	422,000	431,378
		2,110,135
Biotechnology—0.28%
Amgen, Inc. 3.125%, due 05/01/25	40,000	42,333
4.563%, due 06/15/48[3]	26,000	28,421
4.663%, due 06/15/51[3]	83,000	89,363
Celgene Corp. 2.250%, due 05/15/19	50,000	51,031
2.875%, due 08/15/20	465,000	483,492
3.250%, due 08/15/22	90,000	94,457
Gilead Sciences, Inc. 3.250%, due 09/01/22[7]	80,000	85,353
3.650%, due 03/01/26	104,000	113,502
3.700%, due 04/01/24[7]	205,000	222,827
		1,210,779
Building & construction—0.15%
Lennar Corp. 4.125%, due 12/01/18	302,000	310,305
4.500%, due 11/15/19	115,000	120,894
4.750%, due 04/01/21	95,000	99,987
SBA Tower Trust 3.598%, due 04/15/18[3]	130,000	130,881
		662,067
	Face Amount[1]	Value
Corporate notes—(continued)
Building products—0.20%
Cemex SAB de CV 5.875%, due 03/25/19[3]	200,000	$205,750
Martin Marietta Materials, Inc. 1.731%, due 06/30/17[2]	110,000	109,680
Masco Corp. 3.500%, due 04/01/21	240,000	249,307
7.125%, due 03/15/20	250,000	290,625
		855,362
Chemicals—0.46%
CF Industries, Inc. 3.450%, due 06/01/23[7]	225,000	227,051
Eastman Chemical Co. 2.700%, due 01/15/20	420,000	433,958
3.800%, due 03/15/25[7]	255,000	270,525
LYB International Finance BV 4.000%, due 07/15/23	125,000	136,563
LyondellBasell Industries N.V. 5.000%, due 04/15/19	500,000	541,766
Monsanto Co. 3.375%, due 07/15/24	77,000	80,021
RPM International, Inc. 6.125%, due 10/15/19	259,000	287,958
		1,977,842
Commercial services—0.41%
Air Lease Corp. 3.375%, due 06/01/21	100,000	103,902
5.625%, due 04/01/17	1,000,000	1,023,750
Duke University 4.077%, due 10/01/48	91,000	106,297
Republic Services, Inc. 2.900%, due 07/01/26	35,000	35,935
3.200%, due 03/15/25	180,000	188,883
The Hertz Corp. 6.750%, due 04/15/19[7]	290,000	295,075
		1,753,842
Communications equipment—0.30%
Apple, Inc. 2.000%, due 05/06/20	225,000	230,894
2.450%, due 08/04/26	75,000	74,868
2.850%, due 05/06/21[7]	560,000	592,356
3.250%, due 02/23/26[7]	241,000	257,892
QUALCOMM, Inc. 3.450%, due 05/20/25	145,000	156,784
		1,312,794
Computers—0.29%
Hewlett Packard Enterprise Co. 2.450%, due 10/05/17[3]	370,000	374,466
2.850%, due 10/05/18[3]	250,000	255,911
3.600%, due 10/15/20[3,7]	285,000	300,710
Leidos Holdings, Inc. 4.450%, due 12/01/20	300,000	304,875
		1,235,962

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Consumer products—0.01%
Enbridge, Inc. 3.500%, due 06/10/24	40,000	$38,439
Containers & packaging—0.01%
WestRock RKT Co. 4.900%, due 03/01/22	43,000	47,926
Diversified financial services—0.52%
BGC Partners, Inc. 5.125%, due 05/27/21[3]	330,000	337,715
Fidelity National Information Services, Inc. 3.500%, due 04/15/23	130,000	136,020
5.000%, due 10/15/25	51,000	59,040
GE Capital International Funding Co. 2.342%, due 11/15/20	384,000	398,327
General Electric Capital Corp. 5.500%, due 01/08/20	134,000	152,497
General Electric Capital Corp. MTN 4.375%, due 09/16/20[7]	138,000	153,856
Intercontinental Exchange, Inc. 3.750%, due 12/01/25[7]	100,000	109,578
S&P Global, Inc. 3.300%, due 08/14/20	370,000	386,774
Visa, Inc. 3.150%, due 12/14/25	79,000	84,879
4.150%, due 12/14/35	304,000	349,536
4.300%, due 12/14/45	50,000	59,385
		2,227,607
Electric utilities—0.17%
Ameren Corp. 2.700%, due 11/15/20	220,000	228,860
Duke Energy Corp. 3.750%, due 04/15/24	110,000	119,958
4.800%, due 12/15/45	190,000	228,560
Exelon Generation Co. LLC 4.250%, due 06/15/22[7]	128,000	137,261
		714,639
Electric-generation—0.05%
Emera US Finance LP 2.150%, due 06/15/19[3]	50,000	50,709
2.700%, due 06/15/21[3,7]	60,000	61,444
3.550%, due 06/15/26[3]	80,000	84,012
		196,165
Electric-integrated—1.23%
CMS Energy Corp. 3.000%, due 05/15/26	30,000	31,051
Eaton Corp. 1.500%, due 11/02/17	605,000	607,093
2.750%, due 11/02/22	308,000	318,340
EDP Finance BV 4.125%, due 01/15/20[3]	460,000	481,194
4.900%, due 10/01/19[3]	63,000	67,483
Entergy Corp. 4.000%, due 07/15/22	195,000	211,617
	Face Amount[1]	Value
Corporate notes—(continued)
Electric-integrated—(concluded)
Entergy Texas, Inc. 2.550%, due 06/01/21	45,000	$46,413
7.125%, due 02/01/19	340,000	386,199
Exelon Corp. 2.450%, due 04/15/21	5,000	5,104
2.850%, due 06/15/20	70,000	72,770
3.400%, due 04/15/26[7]	10,000	10,524
Israel Electric Corp. Ltd. 7.250%, due 01/15/19[3]	220,000	244,200
Jabil Circuit, Inc. 8.250%, due 03/15/18	620,000	674,250
Majapahit Holding BV 7.750%, due 01/20/20[3]	210,000	241,763
Pacificorp 5.500%, due 01/15/19	486,000	534,012
5.750%, due 04/01/37	275,000	367,988
Puget Energy, Inc. 5.625%, due 07/15/22	450,000	515,912
6.000%, due 09/01/21	75,000	87,348
Virginia Electric & Power Co. 3.100%, due 05/15/25[7]	185,000	197,101
3.150%, due 01/15/26[7]	30,000	32,213
WEC Energy Group, Inc. 2.450%, due 06/15/20	170,000	175,244
		5,307,819
Electronic equipment & instruments—0.13%
FLIR Systems, Inc. 3.125%, due 06/15/21	110,000	114,103
Thermo Fisher Scientific, Inc. 3.000%, due 04/15/23	30,000	30,964
3.600%, due 08/15/21	150,000	159,318
Tyco Electronics Group SA 6.550%, due 10/01/17	250,000	264,753
		569,138
Environmental—0.06%
Clean Harbors, Inc. 5.250%, due 08/01/20	255,000	261,885
Finance-captive automotive—1.49%
American Honda Finance Corp. 1.700%, due 02/22/19	315,000	319,279
Ares Capital Corp. 3.875%, due 01/15/20	275,000	285,918
CDP Financial, Inc. 4.400%, due 11/25/19[3]	860,000	943,353
Ford Motor Credit Co. LLC 2.240%, due 06/15/18	200,000	202,273
2.943%, due 01/08/19	330,000	339,168
6.625%, due 08/15/17	220,000	231,007
FS Investment Corp. 4.000%, due 07/15/19[7]	200,000	201,915
General Motors Financial Co., Inc. 2.400%, due 05/09/19	105,000	105,565
3.100%, due 01/15/19	175,000	178,905

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Finance-captive automotive—(concluded)
3.200%, due 07/13/20	240,000	$244,618
3.200%, due 07/06/21	277,000	281,271
3.450%, due 04/10/22	350,000	357,235
3.500%, due 07/10/19	675,000	698,249
Hyundai Capital America 2.400%, due 10/30/18[3]	105,000	106,479
2.500%, due 03/18/19[3]	30,000	30,611
2.550%, due 02/06/19[3]	550,000	559,881
3.000%, due 10/30/20[3]	300,000	311,699
Lazard Group LLC 4.250%, due 11/14/20	300,000	321,489
Regions Bank 7.500%, due 05/15/18	450,000	493,406
Synchrony Financial 2.600%, due 01/15/19	120,000	121,560
4.500%, due 07/23/25[7]	75,000	80,219
		6,414,100
Finance-other—0.25%
FMS Wertmanagement AoeR 1.125%, due 09/05/17	525,000	526,603
International Lease Finance Corp. 3.875%, due 04/15/18	550,000	566,500
		1,093,103
Financial services—3.74%
Ally Financial, Inc. 3.250%, due 02/13/18	690,000	696,900
5.500%, due 02/15/17[7]	1,150,000	1,170,125
Barclays PLC 2.750%, due 11/08/19	200,000	201,319
4.375%, due 01/12/26	205,000	212,269
5.200%, due 05/12/26[7]	225,000	236,910
Citigroup, Inc. 1.800%, due 02/05/18	700,000	703,135
2.050%, due 12/07/18	161,000	162,705
2.350%, due 08/02/21	455,000	457,094
3.700%, due 01/12/26[7]	446,000	473,334
5.950%, due 05/15/25[2,8]	205,000	211,089
Doric Nimrod Air Alpha Ltd. 2013-1 Pass Through Trust 5.250%, due 05/30/23[3]	306,246	319,645
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 3.500%, due 03/15/17[7]	855,000	852,862
6.000%, due 08/01/20	375,000	374,063
Intesa Sanpaolo SpA 5.710%, due 01/15/26[3]	200,000	199,377
JPMorgan Chase & Co. 1.700%, due 03/01/18	835,000	841,097
2.200%, due 10/22/19	410,000	418,692
2.250%, due 01/23/20	215,000	219,289
2.750%, due 06/23/20	720,000	745,095
Morgan Stanley 1.875%, due 01/05/18	450,000	452,950
2.125%, due 04/25/18	860,000	868,769
2.450%, due 02/01/19	240,000	245,402
	Face Amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
2.500%, due 04/21/21	95,000	$96,123
2.650%, due 01/27/20	595,000	609,849
2.800%, due 06/16/20[7]	880,000	906,595
3.750%, due 02/25/23	275,000	293,917
3.875%, due 01/27/26	114,000	121,723
3.950%, due 04/23/27	325,000	335,858
6.625%, due 04/01/18	860,000	931,782
Morgan Stanley MTN 2.200%, due 12/07/18	125,000	126,413
3.125%, due 07/27/26	250,000	252,619
SteelRiver Transmission Co. LLC 4.710%, due 06/30/17[3]	612,096	618,302
The Hartford Financial Services Group, Inc. 5.125%, due 04/15/22	284,000	324,859
8.125%, due 06/15/38[2]	380,000	416,100
The Western Union Co. 5.930%, due 10/01/16	500,000	503,851
US Bancorp MTN 1.950%, due 11/15/18[7]	560,000	570,709
		16,170,821
Food & drug retailing—0.18%
CVS Health Corp. 2.125%, due 06/01/21	385,000	392,610
3.375%, due 08/12/24	315,000	337,610
3.875%, due 07/20/25	52,000	57,764
		787,984
Food processors/beverage/bottling—0.06%
Ecolab, Inc. 2.000%, due 01/14/19	270,000	274,237
Food products—0.01%
Kraft Heinz Foods Co. 3.000%, due 06/01/26[3]	50,000	51,157
Food/beverage—0.16%
JBS Investments GmbH 7.750%, due 10/28/20[3]	525,000	557,156
Molson Coors Brewing Co. 3.000%, due 07/15/26	140,000	143,009
		700,165
Gas pipelines—0.29%
Kinder Morgan, Inc. 7.000%, due 06/15/17	680,000	707,237
Plains All American Pipeline LP/PAA Finance Corp. 2.600%, due 12/15/19[7]	370,000	369,303
3.600%, due 11/01/24	40,000	38,357
4.650%, due 10/15/25[7]	145,000	145,264
		1,260,161
Health care equipment & supplies—0.21%
Becton Dickinson and Co. 1.800%, due 12/15/17	110,000	110,804
2.675%, due 12/15/19	55,000	57,046
3.734%, due 12/15/24	85,000	92,505

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Health care equipment & supplies—(concluded)
Boston Scientific Corp. 2.850%, due 05/15/20	150,000	$155,181
3.850%, due 05/15/25	70,000	75,247
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[3,7]	150,000	127,875
St. Jude Medical, Inc. 2.000%, due 09/15/18	105,000	106,782
2.800%, due 09/15/20	140,000	145,212
3.875%, due 09/15/25	15,000	16,277
		886,929
Health care providers & services—0.36%
Aetna, Inc. 1.900%, due 06/07/19	360,000	364,770
2.400%, due 06/15/21	40,000	40,793
2.750%, due 11/15/22	215,000	220,169
3.500%, due 11/15/24	44,000	47,051
Cigna Corp. 3.250%, due 04/15/25	140,000	146,022
4.000%, due 02/15/22	167,000	180,108
4.500%, due 03/15/21	295,000	325,645
Zimmer Biomet Holdings, Inc. 2.000%, due 04/01/18	232,000	233,409
		1,557,967
Hotels, restaurants & leisure—0.16%
Brunswick Corp. 4.625%, due 05/15/21[3]	188,000	192,700
Marriott International Inc. 2.300%, due 01/15/22	45,000	45,457
Marriott International, Inc. 2.875%, due 03/01/21	355,000	367,176
McDonald's Corp. 2.750%, due 12/09/20	25,000	26,190
McDonald's Corp. MTN 3.700%, due 01/30/26	45,000	49,335
		680,858
Household durables—0.17%
Newell Brands, Inc. 2.600%, due 03/29/19	335,000	344,566
Stanley Black & Decker, Inc. 2.451%, due 11/17/18	360,000	368,538
		713,104
Industrial conglomerates—0.05%
General Electric Co. 3.375%, due 03/11/24	190,000	208,954
Insurance—0.95%
American International Group, Inc. 3.300%, due 03/01/21	315,000	330,434
3.750%, due 07/10/25	190,000	198,121
3.900%, due 04/01/26	222,000	232,591
Aon PLC 3.875%, due 12/15/25	95,000	101,721
	Face Amount[1]	Value
Corporate notes—(continued)
Insurance—(concluded)
Berkshire Hathaway, Inc. 2.750%, due 03/15/23[7]	50,000	$52,133
3.125%, due 03/15/26	35,000	37,266
CNA Financial Corp. 5.750%, due 08/15/21	241,000	279,144
Lincoln National Corp. 6.250%, due 02/15/20	235,000	264,890
Marsh & McLennan Cos., Inc. 3.750%, due 03/14/26	405,000	435,479
MetLife, Inc. 3.000%, due 03/01/25[7]	155,000	158,834
Pacific LifeCorp. 5.125%, due 01/30/43[3]	360,000	407,465
Principal Financial Group, Inc. 3.125%, due 05/15/23	57,000	58,267
Reinsurance Group of America, Inc. 5.625%, due 03/15/17	245,000	251,042
TIAA Asset Management Finance Co. LLC 2.950%, due 11/01/19[3]	550,000	564,461
Trinity Acquisition PLC 3.500%, due 09/15/21	45,000	47,202
Unum Group 3.000%, due 05/15/21	80,000	82,180
Willis North America, Inc. 6.200%, due 03/28/17	185,000	191,079
Willis Towers Watson PLC 5.750%, due 03/15/21	145,000	161,568
XLIT Ltd. 5.750%, due 10/01/21	235,000	269,607
		4,123,484
Media—1.32%
Charter Communications Operating LLC/Charter Communications Operating Capital 3.579%, due 07/23/20[3]	1,500,000	1,578,875
4.464%, due 07/23/22[3]	415,000	450,717
6.484%, due 10/23/45[3]	175,000	210,099
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22	215,000	222,525
Comcast Corp. 1.625%, due 01/15/22[7]	80,000	79,984
2.350%, due 01/15/27	85,000	85,253
4.250%, due 01/15/33	240,000	269,840
Discovery Communications LLC 3.450%, due 03/15/25	171,000	169,070
4.900%, due 03/11/26	90,000	97,286
5.050%, due 06/01/20	6,000	6,547
Expedia, Inc. 7.456%, due 08/15/18	465,000	514,268
iHeartCommunications, Inc. 9.000%, due 09/15/22[7]	220,000	161,700
NBCUniversal Enterprise, Inc. 5.250%, due 03/19/21[3,8]	375,000	393,938
SFR Group SA 7.375%, due 05/01/26[3]	200,000	199,750

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Media—(concluded)
Sirius XM Radio, Inc. 4.250%, due 05/15/20[3]	500,000	$510,000
Time Warner Cable, Inc. 5.000%, due 02/01/20	265,000	289,815
Viacom, Inc. 4.250%, due 09/01/23[7]	130,000	138,136
6.125%, due 10/05/17	315,000	330,508
		5,708,311
Medical providers—0.66%
Anthem, Inc. 3.300%, due 01/15/23	83,000	87,082
3.500%, due 08/15/24	79,000	83,261
HCA, Inc. 3.750%, due 03/15/19	515,000	534,312
Laboratory Corp. of America Holdings 2.625%, due 02/01/20	255,000	261,604
Stryker Corp. 2.625%, due 03/15/21	45,000	46,720
3.500%, due 03/15/26	190,000	203,884
UnitedHealth Group, Inc. 1.700%, due 02/15/19	525,000	531,665
2.700%, due 07/15/20	641,000	671,487
2.875%, due 12/15/21	134,000	141,878
2.875%, due 03/15/22	144,000	151,409
3.100%, due 03/15/26[7]	110,000	116,934
		2,830,236
Metals & mining—0.12%
Glencore Canada Corp. 5.500%, due 06/15/17	396,000	409,860
Glencore Finance Canada Ltd. 2.700%, due 10/25/17[3]	92,000	92,414
		502,274
Multi-line insurance—0.06%
American International Group, Inc. 4.875%, due 06/01/22	245,000	274,892
Oil & gas—0.68%
Airgas, Inc. 3.050%, due 08/01/20	525,000	546,142
Anadarko Petroleum Corp. 5.550%, due 03/15/26[7]	105,000	114,663
Apache Corp. 2.625%, due 01/15/23	62,000	61,114
3.625%, due 02/01/21[7]	305,000	319,683
Canadian Natural Resources Ltd. 3.900%, due 02/01/25	50,000	50,061
Devon Energy Corp. 3.250%, due 05/15/22[7]	165,000	161,359
Dominion Gas Holdings LLC 3.600%, due 12/15/24	133,000	142,688
Ecopetrol SA 4.125%, due 01/16/25	195,000	179,361
Kinder Morgan Energy Partners LP 4.250%, due 09/01/24	180,000	184,246
	Face Amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Nabors Industries, Inc. 4.625%, due 09/15/21	121,000	$107,397
Petroleos Mexicanos 8.000%, due 05/03/19[7]	75,000	84,323
Pioneer Natural Resources Co. 6.875%, due 05/01/18	650,000	703,791
Shell International Finance BV 2.125%, due 05/11/20	252,000	258,230
3.250%, due 05/11/25	30,000	31,644
		2,944,702
Oil field equipment & services—0.04%
Cameron International Corp. 1.400%, due 06/15/17	170,000	169,851
Oil Services—0.06%
BP Capital Markets PLC 3.062%, due 03/17/22	265,000	278,381
Packaging & containers—0.12%
Graphic Packaging International, Inc. 4.750%, due 04/15/21	500,000	531,250
Paper & forest products—0.15%
International Paper Co. 3.650%, due 06/15/24[7]	125,000	133,215
Sappi Papier Holding GmbH 7.750%, due 07/15/17[3]	498,000	510,450
		643,665
Pharmaceuticals—1.71%
AbbVie, Inc. 1.800%, due 05/14/18	600,000	604,914
2.300%, due 05/14/21	70,000	71,277
2.500%, due 05/14/20	312,000	320,317
2.850%, due 05/14/23[7]	236,000	241,013
2.900%, due 11/06/22	415,000	429,344
3.200%, due 05/14/26	45,000	46,172
3.600%, due 05/14/25	105,000	111,385
Actavis Funding SCS 2.350%, due 03/12/18	300,000	304,415
3.450%, due 03/15/22	230,000	242,022
Baxalta, Inc. 2.875%, due 06/23/20	160,000	162,211
4.000%, due 06/23/25[7]	254,000	270,351
Express Scripts Holding Co. 3.300%, due 02/25/21	525,000	554,824
Forest Laboratories, Inc. 5.000%, due 12/15/21[3]	510,000	577,548
Johnson & Johnson 2.450%, due 03/01/26	25,000	26,027
Medtronic, Inc. 4.625%, due 03/15/45	170,000	208,145
Mylan N.V. 2.500%, due 06/07/19[3]	220,000	224,226
3.150%, due 06/15/21[3]	430,000	443,681
3.950%, due 06/15/26[3]	195,000	204,420

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Pharmaceuticals—(concluded)
Mylan, Inc. 3.125%, due 01/15/23[3]	340,000	$341,127
Pfizer, Inc. 3.400%, due 05/15/24[7]	210,000	230,834
Teva Pharmaceutical Finance Co. BV 2.950%, due 12/18/22	200,000	206,825
Teva Pharmaceutical Finance Netherlands III BV 1.400%, due 07/20/18[7]	160,000	160,458
2.200%, due 07/21/21	525,000	528,051
2.800%, due 07/21/23	135,000	137,390
3.150%, due 10/01/26[7]	35,000	35,765
Valeant Pharmaceuticals International, Inc. 5.375%, due 03/15/20[3,7]	165,000	147,159
5.875%, due 05/15/23[3,7]	175,000	145,688
Zoetis, Inc. 1.875%, due 02/01/18	420,000	421,816
		7,397,405
Pipelines—0.35%
El Paso Pipeline Partners Operating Co. LLC 4.300%, due 05/01/24	80,000	81,251
Enbridge Energy Partners LP 5.875%, due 10/15/25[7]	22,000	24,210
Energy Transfer Partners LP 4.050%, due 03/15/25	616,000	603,899
4.750%, due 01/15/26[7]	139,000	141,547
Enterprise Products Operating LLC 3.700%, due 02/15/26[7]	65,000	67,721
3.750%, due 02/15/25[7]	65,000	67,779
4.465%, due 08/01/66[2]	245,000	226,319
Sunoco Logistics Partners Operations LP 3.450%, due 01/15/23	215,000	212,437
5.950%, due 12/01/25	93,000	106,549
		1,531,712
Real estate investment trusts—0.67%
American Tower Corp. 3.300%, due 02/15/21	384,000	403,917
4.000%, due 06/01/25	71,000	77,219
4.400%, due 02/15/26	174,000	192,795
DDR Corp. 4.750%, due 04/15/18	575,000	601,128
Digital Realty Trust LP 3.400%, due 10/01/20	185,000	192,691
HCP, Inc. 6.000%, due 01/30/17	300,000	306,768
Highwoods Realty LP 7.500%, due 04/15/18	400,000	435,476
Simon Property Group LP 3.375%, due 03/15/22	375,000	402,043
Weyerhaeuser Co. 7.375%, due 10/01/19	230,000	265,063
		2,877,100
	Face Amount[1]	Value
Corporate notes—(continued)
Retail—0.39%
AutoNation, Inc. 3.350%, due 01/15/21	150,000	$153,461
Dollar Tree, Inc. 5.750%, due 03/01/23	500,000	538,750
Lowe's Cos., Inc. 2.500%, due 04/15/26	60,000	61,541
QVC, Inc. 3.125%, due 04/01/19	70,000	71,992
The Home Depot, Inc. 2.000%, due 04/01/21[7]	275,000	282,461
Walgreens Boots Alliance, Inc. 2.600%, due 06/01/21[7]	40,000	41,022
3.100%, due 06/01/23[7]	20,000	20,666
3.450%, due 06/01/26	490,000	513,435
		1,683,328
Semiconductor equipment & products—0.21%
Applied Materials, Inc. 2.625%, due 10/01/20	80,000	83,167
3.900%, due 10/01/25	60,000	67,177
KLA-Tencor Corp. 2.375%, due 11/01/17	265,000	266,847
4.650%, due 11/01/24	4,000	4,414
Lam Research Corp. 2.800%, due 06/15/21	27,000	27,863
3.450%, due 06/15/23	51,000	53,195
3.900%, due 06/15/26	32,000	34,348
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[3]	345,000	357,075
		894,086
Software & services—0.28%
Microsoft Corp. 2.650%, due 11/03/22	25,000	26,195
Oracle Corp. 2.650%, due 07/15/26	480,000	484,381
2.800%, due 07/08/21	340,000	357,585
2.950%, due 05/15/25[7]	295,000	306,662
3.400%, due 07/08/24	44,000	47,303
		1,222,126
Special purpose entity—0.73%
Bunge Ltd. Finance Corp. 3.200%, due 06/15/17	1,127,000	1,143,889
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	43,000	46,482
CNH Industrial Capital LLC 3.375%, due 07/15/19	580,000	578,550
Crown Castle Towers LLC 6.113%, due 01/15/20[3]	495,000	551,696
Penske Truck Leasing Co. LP/PTL Finance Corp. 2.500%, due 06/15/19[3]	220,000	222,527
3.050%, due 01/09/20[3]	315,000	320,899
3.375%, due 02/01/22[3]	265,000	270,524
		3,134,567

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Technology, hardware & equipment—0.39%
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 3.480%, due 06/01/19[3]	225,000	$231,452
4.420%, due 06/15/21[3]	125,000	130,674
5.450%, due 06/15/23[3]	105,000	111,227
6.020%, due 06/15/26[3]	145,000	155,564
Pitney Bowes, Inc. MTN 5.750%, due 09/15/17	994,000	1,036,285
		1,665,202
Telecommunications—0.52%
Cisco Systems, Inc. 2.200%, due 02/28/21	285,000	294,499
Harris Corp. 1.999%, due 04/27/18	550,000	553,659
2.700%, due 04/27/20[7]	45,000	46,087
3.832%, due 04/27/25[7]	400,000	431,078
Verizon Communications, Inc. 1.750%, due 08/15/21	160,000	160,049
2.625%, due 02/21/20	130,000	134,943
3.000%, due 11/01/21	31,000	32,789
3.450%, due 03/15/21	64,000	68,720
4.400%, due 11/01/34	350,000	371,030
5.150%, due 09/15/23	149,000	174,723
		2,267,577
Tobacco—0.27%
Altria Group, Inc. 2.850%, due 08/09/22	150,000	158,195
4.000%, due 01/31/24	54,000	60,944
Imperial Brands Finance PLC 2.950%, due 07/21/20[3]	532,000	551,352
Reynolds American, Inc. 2.300%, due 06/12/18	165,000	167,943
3.250%, due 06/12/20	46,000	48,654
4.450%, due 06/12/25	177,000	199,835
		1,186,923
Transportation—0.40%
Burlington Northern Santa Fe LLC 3.000%, due 04/01/25[7]	165,000	175,803
FedEx Corp. 3.250%, due 04/01/26[7]	25,000	26,499
GATX Corp. 2.600%, due 03/30/20[7]	275,000	276,423
Ryder System, Inc. MTN 2.450%, due 09/03/19	180,000	183,316
2.550%, due 06/01/19	10,000	10,134
2.650%, due 03/02/20	130,000	132,729
2.875%, due 09/01/20	300,000	305,681
TTX Co. 2.250%, due 02/01/19[3]	250,000	254,057
Union Pacific Railroad Co. 2014-1 Pass Through Trust 3.227%, due 05/14/26	186,241	196,950
	Face Amount[1]	Value
Corporate notes—(concluded)
Transportation—(concluded)
Virgin Australia 2013-1B Trust 6.000%, due 10/23/20[3]	177,920	$180,589
		1,742,181
Utilities—0.29%
HD Supply, Inc. 7.500%, due 07/15/20	1,125,000	1,175,625
IPALCO Enterprises, Inc. 5.000%, due 05/01/18	69,000	72,450
		1,248,075
Wireless telecommunications—0.54%
AT&T, Inc. 2.300%, due 03/11/19	110,000	112,431
2.375%, due 11/27/18	110,000	112,309
2.450%, due 06/30/20[7]	190,000	194,607
2.625%, due 12/01/22	320,000	324,627
3.800%, due 03/15/22	73,000	78,736
3.950%, due 01/15/25	70,000	75,587
4.450%, due 04/01/24	206,000	228,046
4.600%, due 02/15/21	118,000	130,577
Crown Castle International Corp. 3.400%, due 02/15/21	273,000	287,024
3.700%, due 06/15/26	20,000	21,074
T-Mobile USA, Inc. 6.464%, due 04/28/19	755,000	769,156
		2,334,174
Total corporate notes (cost—$126,294,965)		129,754,252
Non-US government obligations—0.10%
South Africa Government International Bond 5.375%, due 07/24/44[7]	200,000	217,250
Uruguay Government International Bond 4.500%, due 08/14/24[7]	85,000	93,500
4.375%, due 10/27/27[7]	110,000	116,600
Total non-US government obligations (cost—$395,556)		427,350
Municipal bonds and notes—0.01%
California—0.01%
Access to Loans for Learning Student Loan Corp. Revenue, Student Loan Program, Series A13 0.838%, due 04/25/24[2] (cost—$42,364)	43,021	42,998
Repurchase agreement—3.68%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $1,282,155 US Treasury Bond, 7.875% due 02/15/21 and $14,116,712 US Treasury Notes, 0.750% to 2.250%, due 12/31/17 to 07/31/21; (value—$16,212,166); proceeds: $15,894,013 (cost—$15,894,000)	15,894,000	15,894,000

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

	Notional Amount	Value
Options purchased[9]—0.09%
Call swaptions purchased—0.06%
3 Month USD LIBOR 30 Year Swap, strike @ 2.200%, expires 02/12/21 (Counterparty: GS; pay floating rate); underlying swap terminates 02/16/51	$800,000	$145,082
3 Month USD LIBOR 30 Year Swap, strike @ 2.380%, expires 02/19/21 (Counterparty: GS; pay floating rate); underlying swap terminates 02/23/51	560,000	107,839
Total call swaptions purchased		252,921
Put swaptions purchased—0.03%
3 Month USD LIBOR 30 Year Swap, strike @ 2.200%, expires 02/12/21 (Counterparty: GS; receive floating rate); underlying swap terminates 02/16/51	800,000	86,278
	Notional Amount	Value
Put swaptions purchased—(concluded)
3 Month USD LIBOR 30 Year Swap, strike @ 2.380%, expires 02/19/21 (Counterparty: GS; receive floating rate); underlying swap terminates 02/23/51	$560,000	$48,599
Total put swaptions purchased		134,877
Total options purchased (cost—$404,520)		387,798
	Number of Shares
Investment of cash collateral from securities loaned—2.52%
Money market fund—2.52%
State Street Institutional U.S. Government Money Market Fund (cost—$10,884,573)	10,884,573	10,884,573
Total investments (cost—$449,343,776)—105.37%		455,069,910
Liabilities in excess of other assets—(5.37)%		(23,195,501)
Net assets—100.00%		$431,874,409

For a listing of defined portfolio acronyms, counterparty acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $449,405,484; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,778,628
Gross unrealized depreciation	(1,114,202)
Net unrealized appreciation	$5,664,426

Written options activity for the year ended July 31, 2016 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2015	334	$66,282
Options written	—	—
Options terminated in closing purchase transactions	—	—
Options expired prior to exercise	(334)	(66,282)
Options outstanding at July 31, 2016	—	$—

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

Written swaptions9

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	7,650	3 Month USD LIBOR Interest Rate Swap strike @ 0.80%, terminating 03/19/20	BOA	Receive	03/15/18	$35,379	$(32,786)	$2,593
USD	7,635	3 Month USD LIBOR Interest Rate Swap strike @ 1.47%, terminating 03/21/20	BOA	Receive	03/19/18	67,760	(87,515)	(19,755)
USD	21,490	3 Month USD LIBOR Interest Rate Swap strike @ 1.00%, terminating 06/06/20	GS	Receive	06/04/18	99,458	(137,169)	(37,711)
USD	7,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.32%, terminating 02/27/20	GS	Receive	02/23/18	63,876	(66,142)	(2,266)
EUR	5,220	6 Month EURIBOR Interest Rate Swap strike @ 0.01%, terminating 11/01/22	GS	Receive	10/30/17	45,443	(62,539)	(17,096)
						$311,916	$(386,151)	$(74,235)
		Put swaptions written
USD	7,635	3 Month USD LIBOR Interest Rate Swap strike @ 1.47%, terminating 03/21/20	BOA	Pay	03/19/18	$67,760	$(26,846)	$40,914
USD	7,650	3 Month USD LIBOR Interest Rate Swap strike @ 1.80%, terminating 03/19/20	BOA	Pay	03/15/18	34,683	(14,738)	19,945
EUR	1,880	6 Month EURIBOR Interest Rate Swap strike @ 0.03%, terminating 03/02/22	BOA	Pay	02/28/17	13,024	(2,318)	10,706
USD	7,000	3 Month USD LIBOR Interest Rate Swap strike @ 1.32%, terminating 02/27/20	GS	Pay	02/23/18	63,875	(29,630)	34,245
USD	21,490	3 Month USD LIBOR Interest Rate Swap strike @ 2.00%, terminating 06/06/20	GS	Pay	06/04/18	102,061	(37,442)	64,619
EUR	2,610	6 Month EURIBOR Interest Rate Swap strike @ 0.05%, terminating 11/01/22	GS	Pay	10/30/17	31,056	(7,597)	23,459
EUR	10,430	6 Month EURIBOR Interest Rate Swap strike @ 1.00%, terminating 11/01/22	GS	Pay	10/30/17	101,939	(9,994)	91,945
EUR	5,285	6 Month EURIBOR Interest Rate Swap strike @ 0.40%, terminating 07/10/21	JPMCB	Pay	07/08/19	20,464	(18,631)	1,833
						$434,862	$(147,196)	$287,666
						$746,778	$(533,347)	$213,431

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

Written swaptions activity for the year ended July 31, 2016 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2015	$780,961
Swaptions written	995,199
Swaptions exercised	(1,005,485)
Foreign exchange options terminated in closing purchase transactions	(23,897)
Swaptions outstanding at July 31, 2016	$746,778

Futures contracts

Number of contracts	Currency	Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
132	USD90-Day Eurodollar Futures	December 2016	$32,697,999	$32,724,450	$26,451
US treasury futures buy contracts:
422	USDUS Treasury Note 2 Year Futures	September 2016	91,962,893	92,418,000	455,107
25	USDUS Treasury Note 5 Year Futures	September 2016	3,002,887	3,050,391	47,504
18	USDUS Treasury Note 10 Year Futures	September 2016	2,365,451	2,394,844	29,393
			$130,029,230	$130,587,685	$558,455
			Proceeds
Interest rate futures sell contracts:
131	USD90-Day Eurodollar Futures	December 2017	$32,316,890	$32,437,238	$(120,348)
US treasury futures sell contracts:
4	USDUltra Long US Treasury Bond 10 Year Futures	September 2016	580,736	584,812	(4,076)
32	USDUltra US Treasury Bond Futures	September 2016	5,793,934	6,097,000	(303,066)
33	USDUS Long Bond Futures	September 2016	5,361,171	5,756,437	(395,266)
70	USDUS Treasury Note 5 Year Futures	September 2016	8,423,645	8,541,094	(117,449)
52	USDUS Treasury Note 10 Year Futures	September 2016	6,764,193	6,918,438	(154,245)
			$59,240,569	$60,335,019	$(1,094,450)
					$(535,995)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	CHF	784,461	USD	820,000	09/23/16	$8,324
CSI	USD	820,000	CHF	796,133	09/23/16	3,752
MSCI	EUR	30,000	USD	33,333	08/03/16	(208)
MSCI	JPY	41,140,740	USD	410,000	10/11/16	5,718
MSCI	JPY	344,420,000	USD	3,301,350	10/28/16	(85,252)
MSCI	JPY	39,260,486	USD	385,000	11/02/16	(1,108)
MSCI	USD	410,000	JPY	41,999,096	10/11/16	2,717
RBS	EUR	11,000	USD	12,249	09/06/16	(66)
						$(66,123)

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

Centrally cleared interest rate swap agreements

Notional amount (000)	Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD740	07/13/20	3 Month USD LIBOR	1.082%	$(468)	$(480)
USD19,450	11/30/20	1.390%	3 Month USD LIBOR	(282,332)	(282,657)
USD3,650	11/30/20	3 Month USD LIBOR	1.144	16,299	16,235
				$(266,501)	$(266,902)

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations[13]	Notional amount (000)	Termination date	Payments made by the Portfolio[10]	Upfront payments (made)	Value	Unrealized depreciation
CDX North America High Yield	USD 3,740	06/20/21	5.000%	$154,644	$(186,141)	$(31,497)
CDX.NA	USD 1,170	06/20/21	1.000	8,331	(16,118)	(7,787)
				$162,975	$(202,259)	$(39,284)

Credit default swap agreements on credit indices—sell protection12

Counterparty	Referenced obligations[13]	Notional amount (000)	Termination dates	Payments received by the Portfolio	Upfront payments received	Value	Unrealized appreciation (depreciation)
CSI	Markit CMBX NA Series 8, Class AAA Index	USD 435	10/17/57	0.500%	$(19,238)	$12,872	$(6,366)
GS	Markit CMBX NA Series 6 Index	USD 260	05/11/63	3.000	20,606	(12,445)	8,161
JPMCB	Markit CMBX NA Series 6 Index	USD 300	05/11/63	3.000	380	(14,359)	(13,979)
					$1,748	$(13,932)	$(12,184)

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$15,390,673	$381,594,179	$396,984,852	$—	$25,211

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$197,266,669	$—	$197,266,669
Federal home loan bank certificate	—	819,066	—	819,066
Federal home loan mortgage corporation certificates	—	590,916	—	590,916
Federal national mortgage association certificate	—	524,473	—	524,473
Collateralized mortgage obligations	—	29,821,533	65,728	29,887,261
Asset-backed securities	—	64,845,451	3,745,103	68,590,554
Corporate notes	—	129,754,252	—	129,754,252
Non-US government obligations	—	427,350	—	427,350
Municipal bonds and notes	—	42,998	—	42,998
Repurchase agreement	—	15,894,000	—	15,894,000
Options purchased	—	387,798	—	387,798
Investment of cash collateral from securities loaned	—	10,884,573	—	10,884,573
Futures contracts	558,455	—	—	558,455
Forward foreign currency contracts	—	20,511	—	20,511
Swap agreements	—	29,171	—	29,171
Total	$558,455	$451,308,761	$3,810,831	$455,678,047
Liabilities
Written swaptions	—	(533,347)	—	(533,347)
Futures contracts	(1,094,450)	—	—	(1,094,450)
Forward foreign currency contracts	—	(86,634)	—	(86,634)
Swap agreements	—	(511,863)	—	(511,863)
Total	$(1,094,450)	$(1,131,844)	$—	$(2,226,294)

At July 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2016:

	Collateralized mortgage obligations	Asset-backed securities	Total
Beginning balance	$236,631	$2,311,517	$2,548,148
Purchases	—	1,671,038	1,671,038
Sales	(175,650)	(500,700)	(676,350)
Accrued discounts/(premiums)	—	1,316	1,316
Total realized gain/(loss)	2,031	9,413	11,444
Net change in unrealized appreciation/depreciation	2,716	(2,843)	(127)
Transfers into Level 3	—	495,590	495,590
Transfers out of Level 3	—	(240,228)	(240,228)
Ending balance	$65,728	$3,745,103	$3,810,831

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2016 was $(9,746). Transfers into and out of Level 3 represent the value at the end of the period. At July 31, 2016, securities were transferred from Level 2 to Level 3 as the

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

valuation is based primarily on unobservable inputs. Additionally, securities were transferred from Level 3 to Level 2 as the valuation is based primarily on observable inputs from an established pricing source.

Issuer breakdown by country or territory of origin (unaudited)

	Percentage of total investments
United States	94.7%
Cayman Islands	1.0
Netherlands	0.9
Canada	0.5
United Kingdom	0.4
Germany	0.3
Guernsey	0.3
Austria	0.2
Mexico	0.2
Venezuela	0.2
Ireland	0.1
Japan	0.1
Argentina	0.1
New Zealand	0.1
Australia	0.1
France	0.1
Colombia	0.1
Switzerland	0.1
Luxembourg	0.1
Israel	0.1
Turkey	0.1
South Africa	0.1
Uruguay	0.1
Curacao	0.0	†
Sweden	0.0	†
Brazil	0.0	†
Italy	0.0	†
United States Virgin Islands	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

1  In US dollars unless otherwise indicated.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 18.95% of net assets as of July 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Interest only security.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.03% of net assets as of July 31, 2016, are considered illiquid and restricted (see table below for more information).

PACE Intermediate Fixed Income Investments

Portfolio of investments—July 31, 2016

Portfolio footnotes—(concluded)

Illiquid & restricted security	Acquisition date	Acquisition cost	Acquisition cost as a percentage of net asset	Value at 07/31/16	Value as a percentage of net asset
VFC LLC, Series 2015-3, Class A 2.750%, due 12/20/31	3/25/15	$250,000	0.06%	$1,798	0.00%
Icon Brands Holdings LLC, Series 2012-1A, Class A, 4.229%, due 01/25/43	7/10/14	124,625	0.03	108,482	0.03
				$110,280	0.03%

6  Step bond that converts to the noted fixed rate at a designated future date.

7  Security, or portion thereof, was on loan at July 31, 2016.

8  Perpetual investment. The maturity date reflects the next call date.

9  Illiquid investment as of July 31, 2016.

10  Payments made/received are based on the notional amount.

11  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio with either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

12  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

14  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares gained 5.68% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Government/Credit Index (the "benchmark") rose 6.78% and the Lipper Core Plus Bond Funds category posted a median return of 5.10%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 61. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

PIMCO

Our portion of the Portfolio underperformed its benchmark during the reporting period. An underweight to US duration was negative for relative performance as US Treasury yields fell during the period. (Duration measures a portfolio's sensitivity to interest rate changes.) Additionally, yield curve positioning, with an overall underweight to the long end of the yield curve, was negative for relative returns as long rates outperformed short rates. European interest rate strategies were also headwinds for results. A short exposure to front-end UK rates detracted from returns as yields fell in this region. This was partially offset by an allocation to European peripherals, especially Italy, as yields in this region also fell. An allocation to Mexican local rates was positive for performance as these securities benefited from declining yields and high coupon payments.

An underweight to corporate bonds was negative for relative results as the sector outperformed like-duration Treasuries. However, this was more than offset by a focus on financials and positive security selection within industrials. Holdings of mortgage credit, especially non-agency mortgage-backed securities and commercial mortgage-backed securities, added to returns as they benefited from strong demand. An allocation to US Treasury Inflation-Protected Securities ("TIPS") detracted from performance as inflation expectations declined during the period. Lastly, a long US dollar bias versus the Japanese yen detracted from returns as the yen appreciated relative to the US dollar during the period.

Overall, derivative usage was negative during the period as our portion of the Portfolio was short swap rates, which outperformed Treasury rates. The selling of interest rate swaps to adjust interest rate and yield curve exposures, as well as to substitute for physical securities, detracted from performance as swap spreads tightened. Credit default swaps were also utilized to manage

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Strategic Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Pacific Investment Management Company LLC ("PIMCO");

Neuberger Berman Investment Advisers LLC ("Neuberger Berman")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

PIMCO: Scott Mather;
Neuberger Berman: Thanos Bardas, David M. Brown, Andrew A. Johnson, Thomas J. Marthaler, Bradley C. Tank

Objective:

Total return consisting of income and capital appreciation

Investment process:

PIMCO The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within +/- 50% of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell

(continued on next page)

PACE Strategic Fixed Income Investments

Subadvisors' comments (Unaudited) – concluded

credit exposure in lieu of the direct buying or selling of securities. Options and options on swaps were primarily used to manage interest rate and volatility exposures, but they were also used to generate income in expected interest rate scenarios. Currency options and forwards were used to gain exposure to foreign currency markets. Government futures were utilized to adjust interest rate exposures and replicate government bond positions.

Neuberger Berman

Our portion of the Portfolio underperformed its benchmark during the reporting period. We maintained an overweight to spread sectors (non-US Treasury fixed income securities) versus US Treasury securities, as spread sectors can provide an incremental source of yield and they generally perform better in an expanding economy. The largest detractor from performance was our defensive duration positioning. In particular, having a duration that was shorter than the benchmark detracted from results as yields moved lower during the period. Overweight allocations to investment grade corporate bonds and US Treasury Inflation-Protected Securities (TIPS) were also drags on results. Conversely, overweight allocations to non-agency mortgage-backed securities (MBS) and high yield corporate bonds, along with security selection of investment grade corporate bonds, were positive for performance.

Several adjustments were made to our portion of the Portfolio during the reporting period. We increased our allocations to US Treasuries and non-agency MBS. Conversely, we pared our allocations to investment grade corporate bonds, emerging market debt and global sovereigns.

Financial derivatives were used during the reporting period to manage interest rate risk and shorten our overall portfolio duration relative to the benchmark. The use of these instruments detracted from performance.

Investment process
(concluded)

specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

Neuberger Berman employs a consistently applied, risk-managed approach to portfolio management that leverages its proprietary fundamental research capabilities, decision-making frameworks, and quantitative risk management tools. Neuberger Berman establishes the investment profile for its portion of the Portfolio's assets, which it monitors on an ongoing basis, including exposures to sectors and duration/yield curve positioning, utilizing internally generated data that are produced by specialty sector investment teams in conjunction with asset allocation tools. Once the investment profile is established, Neuberger Berman determines industry/sub-sector weightings and makes securities selections.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	5.43%	3.89%	6.25%
Class C2	4.98	3.39	5.74
Class Y3	5.68	4.11	6.53
Class P4	5.68	4.12	6.51
After deducting maximum sales charge
Class A1	1.50	3.09	5.84
Class C2	4.23	3.39	5.74
Barclays US Government/Credit Index[5]	6.78	3.88	5.17
Lipper Core Plus Bond Funds median	5.10	3.90	5.47

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	4.54%	4.01%	6.27%
Class C2	4.01	3.52	5.75
Class Y3	4.70	4.22	6.53
Class P4	4.78	4.26	6.52
After deducting maximum sales charge
Class A1	0.63	3.22	5.86
Class C2	3.26	3.52	5.75

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, supplemented from time to time, were as follows: Class A—1.07% and 0.98%; Class C—1.54% and 1.45%; Class Y— 0.93% and 0.81%; and Class P—0.82% and 0.73%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed, prior to August 1, 2016, 1.06% for Class A, 1.56% for Class C, 0.81% for Class Y, and 0.81% for Class P; and (2) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. Effective August 1, 2016, the expense caps noted in item (1) of the previous sentence are as follows: 0.96% for Class A, 1.46% for Class C, 0.71% for Class Y, and 0.71% for Class P, and the waiver of management fees noted in item (2) of the previous sentence is terminated. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive. "Management fee waiver/expense reimbursements" and "Total annual Portfolio operating expenses after fee waiver and/or expense reimbursements" are restated to reflect current contractual arrangements as of December 1, 2015.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Government/Credit Index is an unmanaged index which is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualPortfolioperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the Portfolio that places in the middle of a Lipper peer group.

PACE Strategic Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Strategic Fixed Income Investments Class P shares versus the Barclays US Government/Credit Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Strategic Fixed Income Investments

PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Weighted average duration	6.56 yrs.
Weighted average maturity	10.21 yrs.
Average coupon	3.37%
Net assets (mm)	$882.5
Number of holdings	827
Portfolio composition[1]	07/31/16
Bonds, notes and loan assignments	120.0%
Options, futures, swaps and forward foreign currency contracts	(2.6)
Cash equivalents and other assets less liabilities	(17.4)
Total	100.0%
Quality diversification[1,2]	07/31/16
US government and agency securities	47.3%
AAA	3.8
AA	3.4
A	11.1
BBB	27.6
BB	7.1
B	4.7
Below B/non-rated	15.0
Options, futures, swaps and forward foreign currency contracts	(2.6)
Cash equivalents and other assets less liabilities	(17.4)
Total	100.0%
Asset allocation[1]	07/31/16
Corporate notes	44.2%
US government obligations	40.4
Collateralized mortgage obligations	13.7
Asset-backed securities	9.6
US government agency mortgage pass-through certificates	6.9
Non-US government obligations	2.7
Municipal bonds and notes	1.7
Loan assignments	0.8
Options, futures, swaps and forward foreign currency contracts	(2.6)
Cash equivalents and other assets less liabilities	(17.4)
Total	100.0%

1 Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2 Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
US government obligations—40.40%
US Treasury Bonds 2.500%, due 02/15/45	55,700,000	$59,394,470
2.500%, due 02/15/46	5,500,000	5,871,894
2.750%, due 08/15/42	1,000,000	1,126,367
2.750%, due 11/15/42	9,700,000	10,912,122
2.875%, due 05/15/43[2]	1,800,000	2,069,296
2.875%, due 08/15/45	13,100,000	15,043,503
3.000%, due 05/15/42	5,200,000	6,136,608
3.000%, due 11/15/44	16,300,000	19,165,866
3.000%, due 05/15/45	4,500,000	5,291,897
3.125%, due 08/15/44	16,800,000	20,217,758
3.875%, due 08/15/40	730,000	985,443
4.375%, due 05/15/40	100,000	144,508
US Treasury Inflation Index Bonds (TIPS) 0.750%, due 02/15/42	1,684,918	1,745,624
0.750%, due 02/15/45	5,100,300	5,307,964
1.375%, due 02/15/44	1,442,924	1,723,167
1.750%, due 01/15/28	20,667,105	24,296,765
2.000%, due 01/15/26	4,375,018	5,153,123
2.375%, due 01/15/25	3,313,232	3,958,017
2.375%, due 01/15/27	5,240,884	6,446,355
2.500%, due 01/15/29	15,998,697	20,392,083
3.875%, due 04/15/29	1,534,218	2,221,360
US Treasury Inflation Index Notes (TIPS) 0.125%, due 04/15/20	7,692,900	7,829,026
0.125%, due 07/15/22	2,297,988	2,343,410
0.125%, due 07/15/24	43,196,174	43,724,334
0.250%, due 01/15/25	4,294,925	4,375,288
0.375%, due 07/15/25	3,747,767	3,873,377
0.625%, due 01/15/26	1,415,274	1,492,616
1.000%, due 02/15/46	1,520,640	1,700,939
US Treasury Notes 1.500%, due 02/28/23	460,000	467,116
1.625%, due 02/15/26	3,265,000	3,314,373
2.000%, due 02/28/21[2]	18,100,000	18,903,893
2.125%, due 09/30/21[2]	27,500,000	28,951,258
2.250%, due 04/30/21[2]	17,400,000	18,390,982
2.750%, due 02/15/24	880,000	971,163
3.625%, due 08/15/19	2,375,000	2,578,359
Total US government obligations (cost—$338,171,659)		356,520,324
Government national mortgage association certificates—0.00%††
GNMA II ARM 1.750%, due 05/20/26[3]	13,724	14,194
1.875%, due 07/20/25[3]	4,086	4,215
2.000%, due 11/20/23[3]	2,978	3,057
2.000%, due 01/20/26[3]	7,443	7,707
Total government national mortgage association certificates (cost—$28,516)		29,173
	Face Amount[1]	Value
Federal home loan mortgage corporation certificates—0.34%
FHLMC 7.645%, due 05/01/25[4,5]	998,015	$1,060,265
FHLMC ARM 2.940%, due 03/01/36[3]	39,018	39,645
FHLMC TBA 4.000%, VRD	1,800,000	1,926,633
Total federal home loan mortgage corporation certificates (cost—$2,965,055)		3,026,543
Federal housing administration certificates—0.00%††
FHA GMAC 7.430%, due 06/01/21[4,5]	7,472	7,320
FHA Reilly 7.430%, due 10/01/20[4,5]	2,449	2,397
Total federal housing administration certificates (cost—$10,277)		9,717
Federal national mortgage association certificates—6.55%
FNMA 0.875%, due 08/02/19	515,000	514,423
3.500%, due 11/01/21	1,102,760	1,201,091
3.500%, due 12/01/25	60,222	63,856
4.500%, due 04/01/29	300,476	327,229
5.401%, due 11/01/34	8,088,825	10,143,803
FNMA ARM 1.810%, due 08/01/40[3]	45,005	45,360
2.112%, due 01/01/36[3]	47,402	49,692
2.500%, due 12/01/35[3]	79,213	83,494
2.518%, due 10/01/35[3]	33,463	35,461
2.539%, due 05/01/30[3]	39,822	41,446
2.655%, due 11/01/35[3]	83,591	88,105
2.687%, due 09/01/35[3]	53,630	56,698
2.718%, due 04/01/27[3]	11,896	12,505
2.787%, due 02/01/36[3]	79,148	83,699
2.805%, due 03/01/36[3]	72,183	75,441
2.822%, due 01/01/36[3]	42,909	45,748
2.912%, due 03/01/36[3]	56,223	58,808
2.972%, due 03/01/36[3]	37,838	40,160
2.975%, due 05/01/27[3]	8,202	8,397
3.037%, due 03/01/36[3]	25,379	26,693
3.265%, due 06/01/36[3]	8,990	8,998
FNMA ARM COFI 3.250%, due 11/01/26[4,5]	20,430	18,660
FNMA TBA 2.500%	520,000	538,688
3.500%	21,000,000	22,170,704
4.000%	19,550,000	20,940,508
4.500%	1,000,000	1,089,509
Total federal national mortgage association certificates (cost—$55,581,702)		57,769,176

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Collateralized mortgage obligations—13.74%
Alba PLC, Series 2007-1, Class A3 0.759%, due 03/17/39[3,6]	GBP	610,232	$707,061
ARM Trust, Series 2005-5, Class 2A1 3.110%, due 09/25/35[3]		241,296	199,366
Banc of America Commercial Mortgage Trust, Series 2007-2, Class A1A 5.739%, due 04/10/49[3]		394,354	400,826
Banc of America Funding Corp., Series 2005-D, Class A1 2.898%, due 05/25/35[3]		1,102,164	1,125,174
Banc of America Large Loan, Series 2010-UB5, Class A4A 5.650%, due 02/17/51[3,7]		1,682,675	1,696,877
Banc of America Merrill Lynch Large Loan, Series 2012-PARK, Class A 2.959%, due 12/10/30[7]		1,000,000	1,053,019
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 3.546%, due 07/20/32[3]		898	905
Series 2004-H, Class 2A2 2.858%, due 09/25/34[3]		1,193,530	1,162,027
BBCCRE Trust, Series 2015-GTP, Class A 3.966%, due 08/10/33[7]		3,600,000	3,889,724
BBCMS Trust, Series 2015-RRI, Class A 1.592%, due 05/15/32[3,7]		3,593,065	3,590,245
BCAP LLC 2011-RR10 Trust, Class 3A5 2.878%, due 06/26/35[3,7]		830,217	823,875
Bear Stearns Alternative Loan Trust-A Trust, Series 2003-3, Class 1A 2.384%, due 10/25/33[3]		32,260	29,864
Series 2004-9, Class 2A1 2.721%, due 09/25/34[3]		616,410	574,587
Series 2005-7, Class 22A1 2.880%, due 09/25/35[3]		890,431	743,651
Series 2006-1, Class 21A2 2.674%, due 02/25/36[3]		923,321	644,416
Bear Stearns ARM Trust, Series 2003-1, Class 6A1 2.797%, due 04/25/33[3]		39,090	39,120
Series 2003-5, Class 2A1 2.703%, due 08/25/33[3]		243,682	242,727
Series 2004-3, Class 1A2 3.038%, due 07/25/34[3]		175,967	169,897
Series 2004-6, Class 2A1 3.027%, due 09/25/34[3]		1,082,045	987,493
Series 2004-7, Class 1A1 3.000%, due 10/25/34[3]		334,598	305,903
Series 2005-2, Class A1 3.090%, due 03/25/35[3]		682,871	685,620
Series 2005-5, Class A2 2.460%, due 08/25/35[3]		2,173,585	2,165,598
Chase Mortgage Finance Corp., Series 2005-S3, Class A10 5.500%, due 11/25/35		2,527,000	2,407,135
	Face Amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2007-S6, Class 2A1 5.500%, due 12/25/22	915,943	$774,341
Citigroup Commercial Mortgage Trust, Series 2013-GC15, Class XA 1.396%, due 09/10/46[3,7,8]	4,341,107	214,919
Series 2013-GC17, Class XA 1.586%, due 02/10/48[3,7,8]	3,645,474	330,154
Series 2013-GC17, Class XA 1.636%, due 11/10/46[3,7,8]	12,570,115	717,925
Series 2015-GC29, Class XA 1.310%, due 04/10/48[3,7,8]	3,323,677	234,395
Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A1A 3.040%, due 05/25/35[3]	400,065	392,820
Series 2005-4, Class A 2.799%, due 08/25/35[3]	957,601	935,419
Series 2005-6, Class A2 2.760%, due 09/25/35[3]	79,417	79,316
Series 2005-6, Class A3 2.410%, due 09/25/35[3]	14,176	13,684
COMM Mortgage Trust, Series 2014-LC15, Class XA 1.544%, due 04/10/47[3,7,8]	12,644,513	823,641
Series 2014-UBS3, Class XA 1.498%, due 06/10/47[3,7,8]	3,601,820	249,191
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	84,611	86,555
Series 2005-62, Class 2A1 1.410%, due 12/25/35[3]	268,363	215,989
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	725,962	608,863
Countrywide Home Loan Mortgage Pass Through Trust, Series 2003-R4, Class 2A 5.325%, due 01/25/34[3,7]	789,589	781,940
Series 2004-12, Class 11A1 2.832%, due 08/25/34[3]	288,031	244,734
Series 2004-12, Class 11A2 2.832%, due 08/25/34[3]	184,295	164,415
Series 2004-12, Class 12A1 2.761%, due 08/25/34[3]	59,541	50,714
Series 2005-HYB9, Class 5A1 2.602%, due 02/20/36[3]	259,291	227,634
Credit Suisse Commercial Mortgage Trust, Series 2007-C5, Class A4 5.695%, due 09/15/40[3]	328,141	337,711
DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A 0.699%, due 08/19/45[3]	433,699	368,590
FHLMC REMIC, Series 0023, Class KZ 6.500%, due 11/25/23	54,913	61,539
Series 1278, Class K 7.000%, due 05/15/22	19,543	20,951
Series 1367, Class KA 6.500%, due 09/15/22	602	666

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1502, Class PX 7.000%, due 04/15/23	180,424	$196,976
Series 1503, Class PZ 7.000%, due 05/15/23	54,241	60,538
Series 1534, Class Z 5.000%, due 06/15/23	59,982	63,978
Series 1548, Class Z 7.000%, due 07/15/23	40,459	44,967
Series 1562, Class Z 7.000%, due 07/15/23	69,421	77,483
Series 1694, Class Z 6.500%, due 03/15/24	32,332	35,808
Series 2061, Class Z 6.500%, due 06/15/28	110,890	126,718
Series 2400, Class FQ 0.942%, due 01/15/32[3]	75,550	75,843
Series 2764, Class LZ 4.500%, due 03/15/34	1,088,312	1,185,366
Series 2764, Class ZG 5.500%, due 03/15/34	2,493,414	2,810,516
Series 2835, Class JZ 5.000%, due 08/15/34	545,016	603,308
Series 2921, Class PG 5.000%, due 01/15/35	4,007,222	4,502,547
Series 2983, Class TZ 6.000%, due 05/15/35	2,118,318	2,453,365
Series 3149, Class CZ 6.000%, due 05/15/36	2,604,426	2,993,230
Series T-054, Class 2A 6.500%, due 02/25/43	597,247	726,048
Series T-058, Class 2A 6.500%, due 09/25/43	2,148,688	2,560,967
Series T-075, Class A1 0.486%, due 12/25/36[3]	698,469	693,910
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 2.758%, due 08/25/35[3]	45,837	39,958
FNMA REMIC, Series 1991-065, Class Z 6.500%, due 06/25/21	1,405	1,484
Series 1992-129, Class L 6.000%, due 07/25/22	3,054	3,294
Series 1993-060, Class Z 7.000%, due 05/25/23	48,304	52,844
Series 1993-070, Class Z 6.900%, due 05/25/23	7,932	8,825
Series 1993-096, Class PZ 7.000%, due 06/25/23	41,265	45,190
Series 1993-160, Class ZB 6.500%, due 09/25/23	16,541	17,991
Series 1993-163, Class ZB 7.000%, due 09/25/23	4,156	4,626
Series 1998-066, Class FG 0.746%, due 12/25/28[3]	28,985	29,140
Series 1999-W4, Class A9 6.250%, due 02/25/29	279,665	310,689
	Face Amount[1]		Value
Collateralized mortgage obligations—(continued)
Series 2000-034, Class F 0.896%, due 10/25/30[3]		5,679	$5,700
Series 2002-080, Class A1 6.500%, due 11/25/42		916,163	1,054,302
Series 2003-064, Class AH 6.000%, due 07/25/33		2,349,831	2,703,841
Series 2003-W8, Class 2A 7.000%, due 10/25/42		49,938	59,507
Series 2004-T1, Class 1A1 6.000%, due 01/25/44		732,686	856,148
Series 2004-W8, Class 2A 6.500%, due 06/25/44		819,344	939,568
Series 2005-024, Class ZE 5.000%, due 04/25/35		1,128,301	1,257,409
Series 2005-120, Class ZU 5.500%, due 01/25/36		2,928,358	3,317,195
Series 2006-065, Class GD 6.000%, due 07/25/26		1,132,757	1,283,721
Trust 1993-037, Class PX 7.000%, due 03/25/23		8,591	9,482
Trust G92-040, Class ZC 7.000%, due 07/25/22		6,205	6,771
German Residential Funding Ltd., Series 2013-1, Class A 0.892%, due 08/27/24[3,6]	EUR	1,798,496	2,040,880
GNMA REMIC, Trust Series 2000-009, Class FG 1.042%, due 02/16/30[3]		53,680	54,095
Trust Series 2002-031, Class FW 0.842%, due 06/16/31[3]		56,009	56,262
Trust Series 2003-98, Class Z 6.000%, due 11/20/33		6,827,695	7,875,552
Trust Series 2005-26, Class ZA 5.500%, due 01/20/35		8,939,906	10,559,944
Trust Series 2015-H20, Class FB 1.036%, due 08/20/65[3]		1,785,017	1,765,919
Trust Series 2016-H11, Class F 1.236%, due 05/20/66[3]		1,197,585	1,198,830
Trust Series 2016-H15, Class FA 1.271%, due 07/20/66[3,4,5]		2,200,000	2,194,500
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.874%, due 09/25/35[3]		690,071	693,587
Harborview Mortgage Loan Trust, Series 2004-11, Class 3A1A 1.139%, due 01/19/35[3]		74,441	51,558
Series 2005-4, Class 3A1 3.034%, due 07/19/35[3]		384,303	332,160
Housing Security, Inc., Series 1992-8, Class B 2.044%, due 06/25/24[3]		19,316	19,272
JPMorgan Alternative Loan Trust, Series 2007-A2, Class 12A3 0.636%, due 06/25/37[3]		359,631	343,446

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Collateralized mortgage obligations—(continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A1A 5.257%, due 05/15/47		1,562,775	$1,571,072
JPMorgan Mortgage Trust, Series 2005-A8, Class 1A1 2.668%, due 11/25/35[3]		1,480,505	1,393,630
JPMorgan Mortgage Trust, Series 2006-A4, Class 2A2 2.791%, due 06/25/36[3]		595,065	533,670
Ludgate Funding PLC, Series 2007-1, Class A2A 0.748%, due 01/01/61[3,6]	GBP	2,124,251	2,414,274
Series 2008-W1X, Class A1 1.188%, due 01/01/61[3,6]	GBP	992,037	1,179,605
Mansard Mortgages Parent Ltd, Series 2007-1X, Class A2 0.768%, due 04/15/47[3,6]	GBP	1,396,722	1,624,090
Morgan Stanley Capital I Trust, Series 2014-CPT, Class B 3.560%, due 07/13/29[3,5]		1,800,000	1,901,730
NAAC Reperforming Loan REMIC Trust, Series 2004-R3, Class A1 6.500%, due 02/25/35[7]		970,204	957,038
Nomura Resecuritization Trust, Series 2014-7R, Class 2A3 0.639%, due 12/26/35[3,7]		2,172,685	1,948,484
Reperforming Loan REMIC Trust, Series 2006-R1, Class AF1 0.786%, due 01/25/36[3,7]		1,486,086	1,296,993
Residential Accredit Loans, Inc., Series 2006-Q03, Class A1 0.656%, due 04/25/46[3]		1,326,816	584,436
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.896%, due 12/25/36[3]		1,183,365	315,117
Residential Funding Mortgage Security I, Series 2004-S9, Class 1A23 5.500%, due 12/25/34		1,103,485	1,103,999
Sequoia Mortgage Trust, Series 2007-3, Class 1A1 0.639%, due 07/20/36[3]		297,751	268,937
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.642%, due 07/25/34[3]		639,612	636,379
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 1.099%, due 09/19/32[3]		162,228	157,495
Series 2006-AR3, Class 11A1 0.656%, due 04/25/36[3]		2,342,026	1,699,513
United States Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19		50,785	52,782
Series 2002-20K, Class 1 5.080%, due 11/01/22		390,840	419,032
Series 2005-20H, Class 1 5.110%, due 08/01/25		478,443	519,110
	Face Amount[1]	Value
Collateralized mortgage obligations—(concluded)
Series 2007-20D, Class 1 5.320%, due 04/01/27	1,843,382	$2,038,124
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A3, 5.889%, due 06/15/49[3]	359,000	367,693
WaMu Mortgage Pass Through Certificates, Series 2002-AR6, Class A 1.810%, due 06/25/42[3]	34,213	32,827
Series 2005-AR13, Class A1A1 0.736%, due 10/25/45[3]	995,912	926,635
Series 2005-AR15, Class A1A1 0.706%, due 11/25/45[3]	118,352	110,297
Series 2006-AR2, Class 2A1 2.395%, due 03/25/36[3]	966,021	861,300
Series 2006-AR7, Class 3A 2.178%, due 07/25/46[3]	1,635,906	1,457,705
Series 2006-AR9, Class 1A 1.410%, due 08/25/46[3]	1,124,590	948,076
Series 2006-AR9, Class 2A 2.178%, due 08/25/46[3]	894,133	791,901
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 2.787%, due 12/25/33[3]	194,267	194,514
Series 2004-CC, Class A1 2.840%, due 01/25/35[3]	119,069	119,846
Series 2004-DD, Class 2A6 2.833%, due 01/25/35[3]	1,234,679	1,226,291
Series 2006-AR2, Class 2A1 2.843%, due 03/25/36[3]	946,355	929,488
WFRBS Commercial Mortgage Trust, Series 2014-C22, Class XA 0.942%, due 09/15/57[3,8]	7,346,599	385,196
Series 2014-LC14, Class XA 1.403%, due 03/15/47[3,7,8]	4,547,916	302,688
Total collateralized mortgage obligations (cost—$116,970,346)		121,256,441
Asset-backed securities—9.61%
Accredited Mortgage Loan Trust, Series 2005-3, Class M3 0.920%, due 09/25/35[3]	1,825,000	1,560,400
Series 2005-4, Class M1 0.846%, due 12/25/35[3]	1,017,500	862,609
Aegis Asset Backed Securities Trust, Series 2005-3, Class M2
0.926%, due 08/25/35[3]	1,640,000	1,429,675
AmeriCredit Automobile Receivables, Series 2016-1, Class A2A 1.520%, due 06/10/19	900,000	901,277
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R5, Class M3 0.936%, due 07/25/35[3]	1,590,000	1,443,453
Series 2005-R8, Class M1 0.916%, due 10/25/35[3]	1,000,000	989,474

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Asset-backed securities—(continued)
Series 2005-R8, Class M3 0.956%, due 10/25/35[3]		1,700,000	$1,426,151
Ares Enhanced Loan Investment Strategy IR Ltd., Series 2013-IRAR, Class A1BR 2.465%, due 07/23/25[3,5]		2,500,000	2,500,000
Argent Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-W2, Class M1 0.936%, due 10/25/35[3]		770,000	637,721
Bosphorus CLO, Series 1A, Class A 0.894%, due 11/10/23[3,7]	EUR	873,242	975,286
Capital One Multi-Asset Execution Trust, Series 2016-A1, Class A1 0.900%, due 02/15/22[3]		1,800,000	1,804,762
Carlyle Global Market Strategies CLO 2012-1 Ltd, Series 2012-1A, Class AR 1.864%, due 04/20/22[3,7]		1,524,457	1,523,169
Carrington Mortgage Loan Trust, Series 2005-NC2, Class M4 1.466%, due 05/25/35[3]		1,051,778	1,025,107
Centex Home Equity Loan Trust, Series 2005-D, Class M3 0.926%, due 10/25/35[3]		1,100,000	987,990
CHEC Loan Trust, Series 2004-2, Class M1 1.086%, due 06/25/34[3]		1,408,951	1,226,508
CIFC Funding Ltd., Series 2012-1A, Class A1R2 1.920%, due 08/14/24[3,4,5]		1,600,000	1,599,938
Citigroup Mortgage Loan Trust, Inc. Series 2006-WFH4, Class M1 0.726%, due 11/25/36[3]		488,000	410,157
Cork Street CLO Designated Activity Co. Series 1A, Class A1BE 1.350%, due 11/27/28[3,7]	EUR	2,400,000	2,685,898
Countrywide Asset-Backed Certificates, 0.626%, due 07/25/36[3]		37,653	37,457
Credit Suisse Mortgage Capital Certificate, Series 2010-UD1 5.775%, due 12/16/49[3,7]		869,024	877,459
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[9]		456,206	260,711
Dell Equipment Finance Trust, Series 2015-2, Class A1 0.530%, due 10/24/16[7]		69,263	69,263
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.262%, due 09/15/29[3]		49,764	45,834
Dryden Senior Loan Fund, Series 2011-22A, Class A1R 1.798%, due 01/15/22[3,7]		6,713,983	6,689,404
	Face Amount[1]	Value
Asset-backed securities—(continued)
EFS Volunteer LLC, Series 2010-1, Class A1 1.488%, due 10/26/26[3,7]	93,649	$93,698
FBR Securitization Trust, Series 2005-2, Class M2 1.189%, due 09/25/35[3]	1,625,000	1,442,829
First Frankin Mortgage Loan Trust, Series 2005-FFH3, Class M2 0.976%, due 09/25/35[3]	1,000,000	952,196
Fremont Home Loan Trust, Series 2005-2, Class M3 1.196%, due 06/25/35[3]	620,000	537,957
GSAA Trust, Series 2005-10, Class M4 1.096%, due 06/25/35[3]	570,000	515,988
GSAMP Trust, Series 2006-HE4, Class A1 0.586%, due 06/25/36[3]	2,708,584	2,323,302
Home Equity Asset Trust, Series 2005-2, Class M5 1.541%, due 07/25/35[3]	1,000,000	911,763
Series 2005-8, Class M1 0.876%, due 02/25/36[3]	234,000	218,679
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-D, Class AII4 0.796%, due 03/25/36[3]	1,610,000	1,423,587
HSI Asset Securitization Corp. Trust, Series 2006-OPT2, Class M2 0.836%, due 01/25/36[3]	1,745,000	1,476,398
JPMorgan Mortgage Acquisition Corp., Series 2006-FRE1, Class M1 0.843%, due 05/25/35[3]	2,400,000	1,979,166
Series 2006-WMC1, Class A1 0.668%, due 03/25/36	1,583,930	1,521,354
JPMorgan Mortgage Acquisition Trust, Series 2006-NC1, Class A1 0.609%, due 04/25/36[3]	2,056,527	1,940,371
Series 2007-CH1, Class MV2 0.719%, due 11/25/36[3]	1,680,000	1,497,110
Series 2007-CH2, Class AV1 0.606%, due 01/25/37[3]	1,878,922	1,830,580
KVK CLO Ltd., Series 2012-2A, Class A 2.080%, due 02/10/25[3,7]	2,100,000	2,100,053
Madison Park Funding X Ltd., Series 2012-10A, Class A1A 2.066%, due 01/20/25[3,7]	1,800,000	1,799,487
Morgan Stanley ABS Capital I, Inc. Trust, Series 2005-HE1, Class M2 1.151%, due 12/25/34[3]	307,502	264,021
Series 2006-NC1, Class M1 0.826%, due 12/25/35[3]	1,700,000	1,430,929
Morgan Stanley Home Equity Loan Trust, Series 2005-4, Class M1 1.061%, due 09/25/35[3]	1,660,000	1,459,560

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Asset-backed securities—(continued)
New Century Home Equity Loan Trust, Series 2005-D, Class A2D 0.776%, due 02/25/36[3]	1,933,312	$1,819,884
Nomura Home Equity Loan, Inc. Home Equity Loan Trust, Series 2005-HE1, Class M4 1.331%, due 09/25/35[3]	1,650,000	1,473,273
Series 2006-HE1, Class M1 0.856%, due 02/25/36[3]	1,600,000	1,485,384
Palmer Square CLO Ltd., Series 2013-2A, Class A1A 2.033%, due 10/17/25[3,7]	1,800,000	1,799,955
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WHQ1, Class M4 2.171%, due 09/25/34[3]	220,733	190,781
RAMP, Series 2006-RZ1 Trust, Class M2 0.866%, due 03/25/36[3]	1,110,000	983,244
RASC, Series 2005-KS11 Trust, Class M2 0.866%, due 12/25/35[3]	1,100,000	960,675
Series 2005-KS12 Trust, Class M2 0.906%, due 01/25/36[3]	1,700,000	1,455,390
Series 2005-KS4 Trust, Class M3 1.391%, due 05/25/35[3]	1,690,000	1,460,053
SASCO Mortgage Loan Trust, Series 2005-GEL1, Class M2 1.789%, due 12/25/34[3]	753,022	672,378
Saxon Asset Securities Trust, Series 2004-1, Class M1 1.234%, due 03/25/35[3]	801,878	730,371
Securitized Asset-Backed Receivables LLC Trust, Series 2005-FR2, Class M2 1.421%, due 03/25/35[3]	367,746	352,971
Series 2006-OP1, Class M2 0.836%, due 10/25/35[3]	1,655,000	1,462,549
SLM Student Loan Trust, Series 2008-9, Class A 2.138%, due 04/25/23[3]	2,346,814	2,342,439
Soundview Home Loan Trust, Series 2005-OPT1, Class M2 1.121%, due 06/25/35[3]	1,110,000	1,013,613
Series 2005-OPT3, Class M1 0.916%, due 11/25/35[3]	640,000	545,306
Series 2006-1, Class A4 0.746%, due 02/25/36[3]	600,000	558,834
Series 2006-OPT2, Class A3 0.626%, due 05/25/36[3]	1,366,459	1,299,554
Series 2006-WF2, Class M1 0.666%, due 12/25/36[3]	1,720,000	1,462,527
Stoney Lane Funding I Corp. Series 2007-1A, Class A1 0.919%, due 04/18/22[3,7]	747,576	736,969
	Face Amount[1]		Value
Asset-backed securities—(concluded)
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31		637,468	$630,338
Series 2005-WF1, Class M1 1.106%, due 02/25/35[3]		171,474	146,699
Sunrise SRL, Series 09, Class A 0.242%, due 08/27/31[3]	EUR	227,075	253,863
Vericrest Opportunity Loan Trust, Series 2016-NPL3, Class A1 4.250%, due 03/26/46[7,9]		1,330,095	1,347,019
VOLT XLVIII LLC, Series 2016-NPL8, Class A1 3.500%, due 07/25/46[7,9]		1,900,000	1,898,039
Total asset-backed securities (cost—$84,198,578)			84,770,839
Corporate notes—44.18%
Aerospace & defense—0.22%
Lockheed Martin Corp. 2.500%, due 11/23/20		1,900,000	1,974,645
Airlines—1.10%
Air Canada 2013-1, Class B Pass Through Trust 5.375%, due 05/15/21[5]		1,858,254	1,886,128
American Airlines 2013-2, Class A Pass Through Trust 4.950%, due 01/15/23		2,077,696	2,275,078
American Airlines 2014-1, Class B Pass Through Trust 4.375%, due 10/01/22		1,729,159	1,759,419
Continental Airlines 2009-2, Series A Pass Through Trust 7.250%, due 11/10/19		830,851	950,328
Continental Airlines 2012-2, Class A Pass Through Trust 4.000%, due 10/29/24		1,395,336	1,472,079
Northwest Airlines, Series 2000-1, Class G 7.150%, due 10/01/19		1,240,830	1,328,432
			9,671,464
Apparel—0.01%
Hanesbrands, Inc. 4.875%, due 05/15/26[7]		85,000	87,550
Auto & truck—0.77%
General Motors Co. 5.000%, due 04/01/35		3,400,000	3,594,422
6.750%, due 04/01/46		510,000	663,103
General Motors Financial Co., Inc. 3.200%, due 07/06/21		2,495,000	2,533,468
			6,790,993
Auto parts & equipment—0.01%
The Goodyear Tire & Rubber Co. 5.125%, due 11/15/23		60,000	63,450

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate notes—(continued)
Auto parts & equipment—(concluded)
ZF North America Capital, Inc. 4.000%, due 04/29/20[7]		45,000	$46,856
			110,306
Banking-non-US—7.72%
ABN AMRO Bank NV 2.450%, due 06/04/20[7]		5,700,000	5,857,485
Australia & New Zealand Banking Group Ltd. MTN 2.300%, due 06/01/21		3,500,000	3,569,069
Bank of Scotland PLC MTN 6.375%, due 08/16/19	GBP	1,100,000	1,623,015
Barclays Bank PLC 7.625%, due 11/21/22		1,600,000	1,788,480
7.750%, due 04/10/23[3]		1,700,000	1,806,250
BPE Financiaciones SA 2.500%, due 02/01/17	EUR	3,600,000	4,066,821
Cooperatieve Rabobank UA 6.875%, due 03/19/20[6]	EUR	1,400,000	1,866,727
Cooperatieve Rabobank UA MTN 8.400%, due 06/29/17[3,6,11]		1,600,000	1,681,600
Credit Agricole SA 7.875%, due 01/23/24[3,6,11]		1,000,000	990,000
7.875%, due 01/23/24[3,7,11]		700,000	693,000
Credit Suisse Group Funding Guernsey Ltd. 3.750%, due 03/26/25[10]		2,000,000	1,999,288
3.800%, due 09/15/22		1,900,000	1,935,061
3.800%, due 06/09/23[7]		3,200,000	3,247,898
Credit Suisse Group Guernsey I Ltd. 7.875%, due 02/24/41[3,6]		1,700,000	1,706,630
Deutsche Bank AG 2.538%, due 05/10/19[3]		3,500,000	3,515,491
DNB Bank ASA 3.200%, due 04/03/17[7]		3,900,000	3,951,406
Eksportfinans ASA 2.875%, due 11/16/16	CHF	100,000	103,673
5.500%, due 06/26/17		400,000	412,556
Export-Import Bank of Korea 4.375%, due 09/15/21		1,300,000	1,455,108
5.000%, due 04/11/22		3,300,000	3,836,404
5.125%, due 06/29/20		400,000	449,687
HSBC Holdings PLC 3.400%, due 03/08/21		1,700,000	1,763,257
KBC Bank NV 8.000%, due 01/25/23[3,6]		2,200,000	2,359,500
Lloyds Bank PLC 1.408%, due 08/17/18[3]		1,600,000	1,591,952
Lloyds Banking Group PLC 3.100%, due 07/06/21		1,800,000	1,823,652
Novo Banco SA 5.000%, due 05/21/19[6]	EUR	1,629,000	1,365,917
Royal Bank of Scotland Group PLC MTN 2.500%, due 03/22/23[6]	EUR	1,800,000	2,043,402
Royal Bank of Scotland PLC MTN 6.934%, due 04/09/18	EUR	1,000,000	1,215,853
9.500%, due 03/16/22[3,6]		1,600,000	1,669,925
	Face Amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Santander UK Group Holdings PLC 3.125%, due 01/08/21		1,700,000	$1,727,164
Societe Generale SA 4.250%, due 04/14/25[7,10]		1,000,000	1,013,668
5.625%, due 11/24/45[7]		580,000	647,641
8.000%, due 09/29/25[3,7,11]		1,800,000	1,777,500
Westpac Banking Corp. 2.100%, due 02/25/21[7]		2,500,000	2,533,130
			68,088,210
Banking-US—3.98%
Aviation Capital Group Corp. 6.750%, due 04/06/21[5,10]		4,820,000	5,632,170
Bank of America Corp. 2.600%, due 01/15/19		500,000	511,767
5.750%, due 12/01/17		500,000	527,806
6.100%, due 03/17/25[3,11]		1,385,000	1,448,059
7.625%, due 06/01/19		2,900,000	3,362,205
Bank of America Corp. GMTN 3.300%, due 01/11/23		400,000	416,983
Bank of America Corp. MTN 4.000%, due 04/01/24		975,000	1,051,991
4.000%, due 01/22/25		1,500,000	1,558,699
4.125%, due 01/22/24[10]		3,700,000	4,017,741
Capital One Financial Corp. 5.550%, due 06/01/20[3,11]		1,065,000	1,080,176
CIT Group, Inc. 5.000%, due 05/15/17		800,000	817,184
5.250%, due 03/15/18		180,000	187,200
6.625%, due 04/01/18[7]		200,000	212,500
Citizens Bank N.A. MTN 2.550%, due 05/13/21[10]		1,700,000	1,735,833
JPMorgan Chase & Co. 6.300%, due 04/23/19		400,000	450,297
JPMorgan Chase Bank N.A. 4.375%, due 11/30/21[3,6]	EUR	500,000	562,634
6.000%, due 10/01/17		2,700,000	2,842,879
Regions Financial Corp. 3.200%, due 02/08/21		1,800,000	1,860,516
Santander Holdings USA, Inc. 2.115%, due 11/24/17[3]		1,800,000	1,799,764
Synchrony Financial 2.700%, due 02/03/20		500,000	506,592
Wells Fargo & Co. 5.875%, due 06/15/25[3,11]		1,000,000	1,101,250
Wells Fargo & Co. GMTN 2.600%, due 07/22/20		3,300,000	3,409,738
			35,093,984
Beverages—0.13%
Anheuser-Busch InBev Finance, Inc. 4.900%, due 02/01/46		765,000	937,068
Constellation Brands, Inc. 6.000%, due 05/01/22		130,000	150,943
7.250%, due 05/15/17		65,000	67,600
			1,155,611

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Building & construction—0.11%
D.R. Horton, Inc. 5.750%, due 08/15/23	110,000	$122,650
Lennar Corp. 4.750%, due 12/15/17	100,000	102,875
4.750%, due 11/15/22[9]	150,000	157,500
Meritage Homes Corp. 6.000%, due 06/01/25	15,000	15,628
7.000%, due 04/01/22	50,000	54,875
Odebrecht Offshore Drilling Finance Ltd. 6.625%, due 10/01/22[7]	1,506,880	250,519
PulteGroup, Inc. 4.250%, due 03/01/21	45,000	46,519
6.000%, due 02/15/35	30,000	30,825
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.250%, due 04/15/21[7]	80,000	81,400
5.625%, due 03/01/24[7]	70,000	70,350
Toll Brothers Finance Corp. 4.000%, due 12/31/18	25,000	26,125
4.875%, due 11/15/25	50,000	51,125
		1,010,391
Building products—0.04%
CalAtlantic Group, Inc. 5.250%, due 06/01/26	35,000	35,350
5.375%, due 10/01/22	35,000	36,312
8.375%, due 05/15/18	95,000	104,500
USG Corp. 5.500%, due 03/01/25[7]	80,000	85,400
5.875%, due 11/01/21[7]	25,000	26,250
7.875%, due 03/30/20[7]	50,000	52,219
		340,031
Cable—0.09%
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, due 05/01/23[7]	75,000	77,531
5.250%, due 09/30/22	190,000	197,838
5.500%, due 05/01/26[7]	40,000	41,750
5.750%, due 02/15/26[7]	210,000	221,550
Neptune Finco Corp. 6.625%, due 10/15/25[7]	200,000	215,500
		754,169
Chemicals—0.04%
Huntsman International LLC 5.125%, due 11/15/22	120,000	121,800
NOVA Chemicals Corp. 5.000%, due 05/01/25[7]	220,000	223,300
		345,100
Commercial services—0.60%
Aircastle Ltd. 4.625%, due 12/15/18	210,000	220,500
5.000%, due 04/01/23	40,000	42,048
ERAC USA Finance LLC 2.350%, due 10/15/19[5]	1,650,000	1,679,157
	Face Amount[1]	Value
Corporate notes—(continued)
Commercial services—(concluded)
IHS Markit Ltd. 5.000%, due 11/01/22[7]	110,000	$113,025
Iron Mountain US Holdings, Inc. 5.375%, due 06/01/26[7]	30,000	30,375
Iron Mountain, Inc. 5.750%, due 08/15/24	140,000	143,806
6.000%, due 08/15/23	100,000	106,250
R.R. Donnelley & Sons Co. 7.000%, due 02/15/22	115,000	116,725
8.250%, due 03/15/19	110,000	121,000
Republic Services, Inc. 3.550%, due 06/01/22	2,100,000	2,270,749
Service Corp. International 5.375%, due 01/15/22	140,000	147,000
Team Health, Inc. 7.250%, due 12/15/23[7]	115,000	125,350
The ADT Corp. 4.125%, due 06/15/23	25,000	23,969
The Hertz Corp. 4.250%, due 04/01/18	30,000	30,900
5.875%, due 10/15/20	30,000	30,975
6.750%, due 04/15/19	60,000	61,050
		5,262,879
Communications equipment—0.25%
QUALCOMM, Inc. 4.800%, due 05/20/45	2,000,000	2,225,096
Computers—0.80%
Apple, Inc. 4.650%, due 02/23/46	825,000	938,587
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 4.420%, due 06/15/21[7,10]	3,700,000	3,867,954
5.875%, due 06/15/21[7]	55,000	57,496
6.020%, due 06/15/26[7]	170,000	182,386
Seagate HDD Cayman 4.750%, due 06/01/23	1,500,000	1,399,050
4.875%, due 06/01/27	565,000	473,964
Western Digital Corp. 10.500%, due 04/01/24[7]	155,000	174,762
		7,094,199
Construction & engineering—0.02%
AECOM 5.875%, due 10/15/24	120,000	128,700
Consumer products—0.00%††
Spectrum Brands, Inc. 6.625%, due 11/15/22	35,000	37,144
Diversified financials—2.77%
American Express Co. 5.200%, due 11/15/19[3,11]	1,000,000	982,500
Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass Through Trust 5.125%, due 11/30/22[7]	462,686	481,141

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Diversified financials—(concluded)
First Data Corp. 5.000%, due 01/15/24[7]	35,000	$35,263
6.750%, due 11/01/20[7]	110,000	114,675
Goldman Sachs Group, Inc. 1.798%, due 04/23/20[3]	1,800,000	1,805,400
3.750%, due 05/22/25[10]	1,900,000	2,006,013
5.150%, due 05/22/45	715,000	784,690
5.700%, due 05/10/19[3,11]	1,500,000	1,522,500
5.950%, due 01/18/18[10]	2,500,000	2,660,350
6.000%, due 06/15/20[10]	3,400,000	3,894,717
Lehman Brothers Holdings, Inc. MTN 0.000%, due 12/30/16[5,12]	1,900,000	134,900
1.000%, due 12/30/16[5,12]	900,000	63,900
1.000%, due 01/24/49[5,12]	4,500,000	320,625
Merrill Lynch & Co. MTN 6.875%, due 04/25/18	5,300,000	5,772,304
Navient Corp. MTN 4.875%, due 06/17/19	180,000	180,900
Rio Oil Finance Trust, Series 2014-1 9.250%, due 07/06/24[7,9]	1,833,730	1,586,176
Springleaf Finance Corp. 5.250%, due 12/15/19	2,200,000	2,134,000
		24,480,054
Diversified manufacturing—0.13%
General Electric Co. 5.000%, due 01/21/21[3,11]	1,094,000	1,176,734
Electric utilities—0.99%
Duke Energy Corp. 3.750%, due 04/15/24	1,700,000	1,853,901
Dynegy, Inc. 5.875%, due 06/01/23	40,000	36,000
6.750%, due 11/01/19	100,000	101,875
7.625%, due 11/01/24	30,000	29,325
Exelon Corp. 2.850%, due 06/15/20	1,900,000	1,975,185
Exelon Generation Co. LLC 2.950%, due 01/15/20	2,000,000	2,056,784
FirstEnergy Corp. Series B 4.250%, due 03/15/23	1,700,000	1,806,556
NRG Energy, Inc. 6.250%, due 07/15/22	270,000	271,350
6.625%, due 03/15/23	55,000	55,275
6.625%, due 01/15/27[7]	145,000	143,369
7.250%, due 05/15/26[7]	60,000	61,575
7.875%, due 05/15/21	10,000	10,375
Talen Energy Supply LLC 4.600%, due 12/15/21	55,000	44,000
4.625%, due 07/15/19[7,9]	270,000	255,825
6.500%, due 06/01/25	50,000	44,000
		8,745,395
	Face Amount[1]	Value
Corporate notes—(continued)
Electric-generation—0.03%
Calpine Corp. 5.375%, due 01/15/23	210,000	$209,475
6.000%, due 01/15/22[7]	65,000	67,925
		277,400
Electric-integrated—1.10%
Entergy Gulf States Louisiana LLC 5.590%, due 10/01/24	2,207,000	2,679,283
Puget Energy, Inc. 6.500%, due 12/15/20	6,000,000	6,979,944
		9,659,227
Electronics—0.26%
Allegion PLC 5.875%, due 09/15/23	75,000	79,875
Amkor Technology, Inc. 6.375%, due 10/01/22	40,000	40,543
Flextronics International Ltd. 4.750%, due 06/15/25	1,900,000	2,001,688
5.000%, due 02/15/23	50,000	53,353
Freescale Semiconductor, Inc. 6.000%, due 01/15/22[7]	50,000	52,800
Micron Technology, Inc. 5.250%, due 08/01/23[7]	15,000	13,462
5.500%, due 02/01/25	15,000	13,463
5.625%, due 01/15/26[7]	5,000	4,438
		2,259,622
Energy-exploration & production—0.06%
Antero Resources Corp. 5.125%, due 12/01/22	30,000	27,975
5.375%, due 11/01/21	160,000	153,200
Apache Corp. 4.750%, due 04/15/43	390,000	387,755
		568,930
Finance-captive automotive—0.95%
Bank of America NA 0.953%, due 06/15/17[3]	2,800,000	2,791,653
Denali International LLC/Denali Finance Corp. 5.625%, due 10/15/20[7]	1,460,000	1,531,248
Ford Motor Credit Co. LLC 8.000%, due 12/15/16	600,000	615,211
International Lease Finance Corp. 5.875%, due 08/15/22	280,000	319,200
8.875%, due 09/01/17	290,000	311,025
Schaeffler Holding Finance BV 6.875%, due 08/15/18[7,13]	800,000	817,000
The Depository Trust & Clearing Corp. 4.875%, due 06/15/20[3,7,11]	2,000,000	2,025,000
		8,410,337

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Finance-non-captive diversified—0.92%
Ford Motor Credit Co. LLC 2.459%, due 03/27/20[10]	2,800,000	$2,829,994
2.597%, due 11/04/19	1,000,000	1,021,839
3.200%, due 01/15/21	1,000,000	1,039,052
4.250%, due 02/03/17	3,200,000	3,246,944
		8,137,829
Financial services—4.67%
Ally Financial, Inc. 3.250%, due 09/29/17	100,000	101,000
3.250%, due 02/13/18	1,045,000	1,055,450
3.750%, due 11/18/19	345,000	350,606
4.625%, due 03/30/25	85,000	87,125
4.750%, due 09/10/18	1,400,000	1,449,000
6.250%, due 12/01/17	145,000	152,221
Argos Merger Sub, Inc. 7.125%, due 03/15/23[7]	280,000	292,950
Citicorp Lease Pass-Through Trust 1999-1 8.040%, due 12/15/19[5]	1,000,000	1,179,873
Citigroup, Inc. 1.324%, due 04/27/18[3]	5,800,000	5,796,613
2.326%, due 05/15/18[3]	300,000	305,748
4.000%, due 08/05/24	1,500,000	1,567,983
HSBC Finance Corp. 6.676%, due 01/15/21[10]	1,400,000	1,589,837
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.875%, due 03/15/19	85,000	84,363
JPMorgan Chase & Co. 2.250%, due 01/23/20	3,900,000	3,977,793
2.750%, due 06/23/20	1,400,000	1,448,796
3.125%, due 01/23/25	1,700,000	1,747,309
4.250%, due 10/15/20	2,800,000	3,047,254
4.400%, due 07/22/20[10]	600,000	657,520
5.300%, due 05/01/20[3,11]	1,800,000	1,853,100
6.000%, due 08/01/23[3,11]	425,000	444,550
Morgan Stanley 5.450%, due 07/15/19[3,11]	1,500,000	1,473,750
5.550%, due 07/15/20[3,11]	980,000	992,250
Morgan Stanley GMTN 2.097%, due 04/21/21[3]	3,500,000	3,534,353
2.450%, due 02/01/19	3,500,000	3,578,781
4.350%, due 09/08/26	1,270,000	1,352,550
7.300%, due 05/13/19	2,570,000	2,948,787
The Nielsen Co. Luxembourg SARL 5.500%, due 10/01/21[7]	125,000	130,000
		41,199,562
Food products—0.37%
Albertsons Cos. LLC/Safeway, Inc./New Albertson's, Inc./Albertson's LLC 6.625%, due 06/15/24[7]	80,000	85,000
Aramark Services, Inc. 5.125%, due 01/15/24	125,000	129,062
5.125%, due 01/15/24[7]	55,000	56,788
Grupo Bimbo SAB de CV 4.875%, due 06/27/44[7]	675,000	688,682
	Face Amount[1]	Value
Corporate notes—(continued)
Food products—(concluded)
Kraft Heinz Foods Co. 5.000%, due 07/15/35[7,10]	1,800,000	$2,122,911
Post Holdings, Inc. 6.000%, due 12/15/22[7]	140,000	147,700
7.750%, due 03/15/24[7]	30,000	33,188
8.000%, due 07/15/25[7]	30,000	34,425
		3,297,756
Gaming—0.17%
AMC Entertainment, Inc. 5.750%, due 06/15/25	15,000	15,000
5.875%, due 02/15/22	50,000	50,875
Boyd Gaming Corp. 6.375%, due 04/01/26[7]	100,000	106,625
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp. 5.375%, due 06/01/24	60,000	62,400
GLP Capital LP/GLP Financing II, Inc. 4.875%, due 11/01/20	160,000	169,219
5.375%, due 11/01/23	220,000	235,950
Isle of Capri Casinos, Inc. 5.875%, due 03/15/21	125,000	130,312
MGM Growth Properties Operating Partnership LP/MGP Escrow Co-Issuer, Inc. 5.625%, due 05/01/24[7]	40,000	42,840
MGM Resorts International 6.625%, due 12/15/21	50,000	55,344
7.625%, due 01/15/17	90,000	92,250
8.625%, due 02/01/19	50,000	56,625
Regal Entertainment Group 5.750%, due 03/15/22	165,000	171,600
Scientific Games International, Inc. 7.000%, due 01/01/22[7]	150,000	156,000
Shingle Springs Tribal Gaming Authority 9.750%, due 09/01/21[7]	55,000	60,638
Six Flags Entertainment Corp. 5.250%, due 01/15/21[7]	60,000	61,800
		1,467,478
Gas pipelines—0.30%
Kinder Morgan, Inc. 3.050%, due 12/01/19	500,000	512,730
5.000%, due 02/15/21[7,10]	2,000,000	2,147,416
		2,660,146
Health care providers & services—0.09%
Amsurg Corp. 5.625%, due 07/15/22	35,000	36,750
Fresenius Medical Care US Finance II, Inc. 5.875%, due 01/31/22[7]	115,000	129,662
Fresenius Medical Care US Finance, Inc. 5.750%, due 02/15/21[7]	110,000	123,750
Fresenius US Finance II, Inc. 4.500%, due 01/15/23[7]	125,000	132,031
Hologic, Inc. 5.250%, due 07/15/22[7]	65,000	68,900

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Health care providers & services—(concluded)
IMS Health, Inc. 6.000%, due 11/01/20[7]	45,000	$45,862
LifePoint Health, Inc. 5.500%, due 12/01/21	115,000	120,703
5.875%, due 12/01/23	35,000	36,925
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 5.500%, due 04/15/25[7]	95,000	87,638
		782,221
Health facilities—0.06%
CHS/Community Health Systems, Inc. 5.125%, due 08/01/21	65,000	64,675
DaVita HealthCare Partners, Inc. 5.000%, due 05/01/25	175,000	176,969
5.125%, due 07/15/24	40,000	41,292
5.750%, due 08/15/22	85,000	89,781
Universal Health Services, Inc. 4.750%, due 08/01/22[7]	40,000	41,200
5.000%, due 06/01/26[7]	110,000	113,300
		527,217
Hotels, restaurants & leisure—0.49%
Starbucks Corp. 2.700%, due 06/15/22	1,900,000	2,006,455
4.300%, due 06/15/45[10]	1,900,000	2,302,152
		4,308,607
Insurance—1.03%
American International Group, Inc. 3.375%, due 08/15/20[10]	1,500,000	1,578,869
MetLife, Inc. 5.250%, due 06/15/20[3,11]	2,735,000	2,737,188
Progressive Corp. 6.700%, due 06/15/37[3]	2,200,000	2,046,000
Prudential Financial, Inc. 5.200%, due 03/15/44[3]	1,000,000	1,012,500
5.375%, due 05/15/45[3]	715,000	742,706
Voya Financial, Inc. 5.650%, due 05/15/53[3]	1,000,000	965,000
		9,082,263
IT consulting & services—0.11%
Hewlett Packard Enterprise Co. 4.900%, due 10/15/25[7]	900,000	965,503
Lodging—0.05%
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	175,000	181,344
NCL Corp. Ltd. 4.625%, due 11/15/20[7]	195,000	196,950
5.250%, due 11/15/19[7]	25,000	25,562
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22	60,000	64,500
		468,356
	Face Amount[1]	Value
Corporate notes—(continued)
Machinery—0.04%
Case New Holland Industrial, Inc. 7.875%, due 12/01/17	115,000	$123,481
Oshkosh Corp. 5.375%, due 03/01/22	15,000	15,619
5.375%, due 03/01/25	15,000	15,525
Sensata Technologies BV 4.875%, due 10/15/23[7]	70,000	72,100
Terex Corp. 6.500%, due 04/01/20	135,000	137,362
Zebra Technologies Corp. 7.250%, due 10/15/22	25,000	26,688
		390,775
Media—1.65%
Altice Luxembourg SA 7.750%, due 05/15/22[7]	260,000	263,744
Charter Communications Operating LLC/Charter Communications Operating Capital 4.464%, due 07/23/22[7]	3,400,000	3,692,618
4.908%, due 07/23/25[7]	885,000	977,507
6.484%, due 10/23/45[7]	845,000	1,014,477
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22	205,000	212,175
CSC Holdings LLC 7.625%, due 07/15/18	50,000	54,125
DISH DBS Corp. 5.000%, due 03/15/23	65,000	61,262
5.875%, due 11/15/24	110,000	106,150
7.875%, due 09/01/19	105,000	116,025
Lamar Media Corp. 5.750%, due 02/01/26[7]	10,000	10,725
Liberty Interactive LLC 8.500%, due 07/15/29	25,000	27,500
Netflix, Inc. 5.500%, due 02/15/22	85,000	90,312
Nielsen Finance LLC/Nielsen Finance Co. 5.000%, due 04/15/22[7]	125,000	128,906
Sirius XM Radio, Inc. 4.250%, due 05/15/20[7]	65,000	66,300
5.250%, due 08/15/22[7]	80,000	84,000
5.375%, due 07/15/26[7]	120,000	122,326
TEGNA, Inc. 5.125%, due 10/15/19	140,000	144,725
Time Warner Cable, Inc. 5.850%, due 05/01/17	200,000	206,243
6.750%, due 07/01/18	1,700,000	1,864,094
6.750%, due 06/15/39	700,000	867,838
7.300%, due 07/01/38	2,000,000	2,620,072
Univision Communications, Inc. 5.125%, due 05/15/23[7]	215,000	220,912
UPCB Finance IV Ltd. 5.375%, due 01/15/25[7]	200,000	201,516
Viacom, Inc. 3.875%, due 04/01/24	875,000	898,901
5.250%, due 04/01/44	480,000	478,748
		14,531,201

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Media-cable—0.18%
Time Warner Entertainment Co. LP 8.375%, due 03/15/23	1,200,000	$1,572,238
Medical providers—0.52%
HCA, Inc. 5.000%, due 03/15/24	190,000	199,500
5.250%, due 06/15/26	90,000	95,400
5.875%, due 03/15/22	200,000	220,000
6.500%, due 02/15/20	3,129,000	3,445,811
7.500%, due 02/15/22	105,000	119,175
Tenet Healthcare Corp. 4.375%, due 10/01/21	95,000	94,763
4.750%, due 06/01/20	120,000	121,950
6.000%, due 10/01/20	240,000	253,800
		4,550,399
Metals & mining—0.23%
Alcoa, Inc. 5.870%, due 02/23/22	100,000	107,750
Anglo American Capital PLC 4.450%, due 09/27/20[7]	100,000	99,250
FMG Resources August 2006 Pty Ltd. 9.750%, due 03/01/22[7]	115,000	128,800
Freeport-McMoRan, Inc. 3.550%, due 03/01/22	45,000	38,475
3.875%, due 03/15/23	85,000	73,104
4.000%, due 11/14/21	25,000	22,313
4.550%, due 11/14/24	50,000	42,875
5.400%, due 11/14/34	110,000	85,250
Glencore Funding LLC 2.875%, due 04/16/20[7]	475,000	461,781
4.000%, due 04/16/25[7]	900,000	842,954
Teck Resources Ltd. 4.750%, due 01/15/22	35,000	31,194
6.250%, due 07/15/41	95,000	73,150
		2,006,896
Oil & gas—1.63%
BP Capital Markets PLC 3.506%, due 03/17/25[10]	2,800,000	2,954,420
Concho Resources, Inc. 5.500%, due 04/01/23	130,000	128,375
Continental Resources, Inc. 3.800%, due 06/01/24	140,000	119,700
4.500%, due 04/15/23	45,000	40,725
4.900%, due 06/01/44	40,000	31,900
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.000%, due 12/15/20	25,000	23,750
6.250%, due 04/01/23	175,000	164,062
Ecopetrol SA 5.375%, due 06/26/26[10]	2,100,000	2,073,120
Encana Corp. 3.900%, due 11/15/21	30,000	29,727
6.500%, due 08/15/34	80,000	83,494
6.500%, due 02/01/38	50,000	50,509
6.625%, due 08/15/37	45,000	45,940
	Face Amount[1]	Value
Corporate notes—(continued)
Oil & gas—(concluded)
Energy Transfer Equity LP 7.500%, due 10/15/20	155,000	$167,012
Ferrellgas LP/Ferrellgas Finance Corp. 6.750%, due 01/15/22	70,000	63,350
6.750%, due 06/15/23[9]	40,000	35,100
KazMunayGas National Co. JSC 7.000%, due 05/05/20[6]	250,000	272,500
Kinder Morgan Energy Partners LP 5.000%, due 10/01/21	1,800,000	1,938,100
6.500%, due 09/01/39	1,500,000	1,631,568
6.850%, due 02/15/20	1,000,000	1,127,905
Laredo Petroleum, Inc. 5.625%, due 01/15/22	70,000	63,350
6.250%, due 03/15/23	55,000	50,050
Marathon Oil Corp. 3.850%, due 06/01/25	705,000	639,976
Newfield Exploration Co. 5.375%, due 01/01/26	30,000	28,650
5.625%, due 07/01/24	25,000	24,688
5.750%, due 01/30/22	40,000	39,800
Petrobras Global Finance BV 4.375%, due 05/20/23[10]	100,000	85,750
5.750%, due 01/20/20	400,000	399,240
6.750%, due 01/27/41	500,000	410,000
6.875%, due 01/20/40	700,000	575,050
8.375%, due 05/23/21	200,000	211,450
Petroleos Mexicanos 6.875%, due 08/04/26[7]	28,000	31,430
Precision Drilling Corp. 5.250%, due 11/15/24	75,000	62,250
6.500%, due 12/15/21	25,000	22,750
6.625%, due 11/15/20	35,000	32,371
Range Resources Corp. 4.875%, due 05/15/25	15,000	14,250
5.000%, due 08/15/22	40,000	36,700
5.000%, due 03/15/23	285,000	259,350
5.750%, due 06/01/21	50,000	48,500
SM Energy Co. 5.000%, due 01/15/24	155,000	124,000
6.125%, due 11/15/22	20,000	16,950
6.500%, due 11/15/21	25,000	21,938
6.500%, due 01/01/23	55,000	46,750
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.250%, due 11/15/23	165,000	153,450
		14,379,950
Packaging & containers—0.16%
Ball Corp. 4.375%, due 12/15/20	65,000	69,388
5.000%, due 03/15/22	120,000	128,400
Berry Plastics Corp. 5.125%, due 07/15/23	65,000	67,194
5.500%, due 05/15/22	210,000	219,712
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[7]	60,000	62,325

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate notes—(continued)
Packaging & containers—(concluded)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 4.127%, due 07/15/21[3,7]		135,000	$136,013
5.125%, due 07/15/23[7]		70,000	72,188
5.750%, due 10/15/20		355,000	366,537
6.875%, due 02/15/21[9]		150,000	155,992
Sealed Air Corp. 5.500%, due 09/15/25[7]		140,000	149,625
			1,427,374
Personal & household products—0.02%
Edgewell Personal Care Co. 4.700%, due 05/19/21		25,000	26,604
4.700%, due 05/24/22		140,000	146,563
			173,167
Pharmaceuticals—1.58%
AbbVie, Inc. 3.200%, due 05/14/26		3,500,000	3,591,157
4.450%, due 05/14/46		1,085,000	1,155,014
Actavis Funding SCS 3.450%, due 03/15/22[10]		4,000,000	4,209,084
3.800%, due 03/15/25		1,700,000	1,807,229
Endo Finance LLC/Endo Finco, Inc. 5.875%, due 01/15/23[7,9]		295,000	255,912
Mylan NV 3.150%, due 06/15/21[7]		845,000	871,885
3.950%, due 06/15/26[7]		875,000	917,268
Valeant Pharmaceuticals International 6.375%, due 10/15/20[7]		100,000	90,250
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[6]	EUR	500,000	439,095
5.625%, due 12/01/21[7]		135,000	115,256
5.875%, due 05/15/23[7]		410,000	341,325
6.125%, due 04/15/25[7]		175,000	145,250
			13,938,725
Pipelines—2.35%
DCP Midstream LLC 4.750%, due 09/30/21[7]		30,000	28,725
5.350%, due 03/15/20[7]		25,000	25,125
8.125%, due 08/16/30		15,000	15,188
DCP Midstream Operating LP 2.500%, due 12/01/17		40,000	39,576
5.600%, due 04/01/44		35,000	31,850
Energy Transfer Partners LP 6.125%, due 12/15/45[10]		1,100,000	1,148,188
6.500%, due 02/01/42		1,000,000	1,058,305
MPLX LP 4.500%, due 07/15/23[7]		180,000	176,447
4.875%, due 06/01/25[7]		3,800,000	3,797,853
Plains All American Pipeline LP/PAA Finance Corp. 3.650%, due 06/01/22		2,100,000	2,064,712
Regency Energy Partners LP/Regency Energy Finance Corp. 5.500%, due 04/15/23		135,000	139,941
5.750%, due 09/01/20		1,000,000	1,079,230
5.875%, due 03/01/22		75,000	81,839
	Face Amount[1]		Value
Corporate notes—(continued)
Pipelines—(concluded)
Rockies Express Pipeline LLC 5.625%, due 04/15/20[7]		110,000	$113,300
7.500%, due 07/15/38[7]		130,000	128,700
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625%, due 11/15/23		105,000	93,712
Sabine Pass Liquefaction LLC 5.625%, due 02/01/21[9]		100,000	103,250
5.625%, due 03/01/25		250,000	255,235
5.750%, due 05/15/24		7,425,000	7,610,625
5.875%, due 06/30/26[7]		65,000	66,706
Southern Gas Corridor CJSC 6.875%, due 03/24/26[6]		200,000	217,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.500%, due 10/15/19		25,000	26,562
6.250%, due 10/15/22		45,000	46,800
6.375%, due 05/01/24		25,000	26,360
The Williams Cos., Inc. 3.700%, due 01/15/23		10,000	9,125
5.750%, due 06/24/44		160,000	146,800
The Williams Cos., Inc., Series A 7.500%, due 01/15/31		30,000	32,250
Transcanada Trust 5.625%, due 05/20/75[3]		1,055,000	1,020,712
Williams Partners LP 3.600%, due 03/15/22		1,100,000	1,071,353
6.125%, due 07/15/22		80,000	81,837
			20,738,056
Real estate—0.57%
EPR Properties 5.750%, due 08/15/22		1,500,000	1,658,170
Equinix, Inc. 5.875%, due 01/15/26		70,000	75,425
ESH Hospitality, Inc. 5.250%, due 05/01/25[7]		145,000	144,638
MPT Operating Partnership LP/MPT Finance Corp. 5.250%, due 08/01/26		35,000	36,794
5.500%, due 05/01/24		150,000	155,250
6.375%, due 02/15/22		25,000	26,250
6.375%, due 03/01/24		40,000	43,600
6.875%, due 05/01/21		50,000	51,765
Omega Healthcare Investors, Inc. 4.500%, due 01/15/25		1,250,000	1,263,232
5.875%, due 03/15/24		35,000	36,702
Realogy Group LLC/Realogy Co-Issuer Corp. 4.875%, due 06/01/23[7]		90,000	91,350
Sabra Health Care LP/Sabra Capital Corp. 5.500%, due 02/01/21		220,000	229,350
Vesteda Finance BV MTN 2.500%, due 10/27/22[6]	EUR	1,000,000	1,238,664
			5,051,190
Rental auto/equipment—0.01%
United Rentals North America, Inc. 5.750%, due 11/15/24		55,000	57,062
7.375%, due 05/15/20		32,000	33,245
			90,307

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Retail—0.08%
1011778 BC ULC/New Red Finance, Inc. 4.625%, due 01/15/22[7]	35,000	$36,050
Dollar Tree, Inc. 5.250%, due 03/01/20	90,000	93,600
5.750%, due 03/01/23	95,000	102,363
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.250%, due 06/01/26[7]	60,000	63,487
L Brands, Inc. 5.625%, due 10/15/23	190,000	210,387
QVC, Inc. 5.125%, due 07/02/22	70,000	75,410
5.450%, due 08/15/34	50,000	47,652
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.375%, due 08/01/21	75,000	78,000
		706,949
Retail-specialty—0.01%
Sally Holdings LLC/Sally Capital, Inc. 5.750%, due 06/01/22	110,000	114,675
Software—0.06%
MSCI, Inc. 5.250%, due 11/15/24[7]	130,000	137,800
5.750%, due 08/15/25[7]	100,000	108,920
Nuance Communications, Inc. 5.375%, due 08/15/20[7]	100,000	102,500
6.000%, due 07/01/24[7]	105,000	108,675
Open Text Corp. 5.875%, due 06/01/26[7]	95,000	98,742
		556,637
Special purpose entity—1.57%
CC Holdings GS V LLC/Crown Castle GS III Corp. 3.849%, due 04/15/23	3,200,000	3,459,082
CVS Pass-Through Trust 4.704%, due 01/10/36[7]	3,344,730	3,614,065
Daimler Finance North America LLC 1.347%, due 08/03/17[3,7]	3,800,000	3,807,752
2.000%, due 08/03/18[7]	2,900,000	2,935,647
		13,816,546
Steel producers/products—0.03%
ArcelorMittal 8.000%, due 10/15/39[9]	245,000	259,700
Telecom-integrated/services—0.06%
Frontier Communications Corp. 6.250%, due 09/15/21	15,000	14,588
7.125%, due 01/15/23	225,000	208,687
7.625%, due 04/15/24	120,000	110,700
9.000%, due 08/15/31	10,000	9,375
9.250%, due 07/01/21	50,000	54,412
11.000%, due 09/15/25	115,000	122,906
	Face Amount[1]	Value
Corporate notes—(continued)
Telecom-integrated/services—(concluded)
Hughes Satellite Systems Corp. 6.500%, due 06/15/19	45,000	$48,881
		569,549
Telecommunication services—0.09%
Altice US Finance I Corp. 5.500%, due 05/15/26[7]	200,000	207,000
CommScope Technologies Finance LLC 6.000%, due 06/15/25[7]	30,000	31,650
CommScope, Inc. 5.000%, due 06/15/21[7]	85,000	88,081
Sprint Capital Corp. 6.900%, due 05/01/19	320,000	316,400
8.750%, due 03/15/32	125,000	117,500
		760,631
Telecommunications—0.88%
Embarq Corp. 7.995%, due 06/01/36	90,000	93,713
Qwest Corp. 6.750%, due 12/01/21	800,000	878,000
6.875%, due 09/15/33	105,000	104,914
SBA Telecommunications, Inc. 5.750%, due 07/15/20	45,000	46,350
SFR Group SA 6.000%, due 05/15/22[7]	200,000	195,500
7.375%, due 05/01/26[7]	3,500,000	3,495,625
Telecom Italia Capital SA 7.175%, due 06/18/19	65,000	73,450
Verizon Communications, Inc. 4.600%, due 04/01/21	1,000,000	1,129,380
6.550%, due 09/15/43	1,000,000	1,361,530
Virgin Media Secured Finance PLC 5.375%, due 04/15/21[7]	202,500	210,600
Wind Acquisition Finance SA 4.750%, due 07/15/20[7]	215,000	214,060
		7,803,122
Telephone-integrated—0.04%
Level 3 Financing, Inc. 5.375%, due 08/15/22	155,000	162,750
6.125%, due 01/15/21	205,000	213,456
		376,206
Tobacco—0.94%
Imperial Brands Finance PLC 3.500%, due 02/11/23[7]	3,755,000	3,925,207
Reynolds American, Inc. 4.450%, due 06/12/25	1,400,000	1,580,618
5.850%, due 08/15/45	2,100,000	2,774,140
		8,279,965
Transportation services—0.02%
Transnet SOC Ltd. 4.000%, due 07/26/22[6]	200,000	195,000

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Corporate notes—(continued)
Utilities—0.47%
Dominion Resources, Inc. 5.750%, due 10/01/54[3]	1,000,000	$1,027,500
HD Supply, Inc. 5.250%, due 12/15/21[7]	120,000	127,050
5.750%, due 04/15/24[7]	40,000	42,594
IPALCO Enterprises, Inc. 3.450%, due 07/15/20	2,800,000	2,877,000
5.000%, due 05/01/18	40,000	42,000
		4,116,144
Wireless telecommunication services—0.05%
CenturyLink, Inc. 5.625%, due 04/01/20	70,000	74,025
5.800%, due 03/15/22	25,000	25,563
Sprint Corp. 7.125%, due 06/15/24	115,000	102,350
7.250%, due 09/15/21	150,000	139,969
Windstream Services LLC 7.750%, due 10/01/21	60,000	57,000
		398,907
Wireless telecommunications—0.50%
AT&T, Inc. 3.800%, due 03/15/22	1,500,000	1,617,870
4.750%, due 05/15/46	995,000	1,054,482
5.350%, due 09/01/40	1,155,000	1,312,178
T-Mobile USA, Inc. 5.250%, due 09/01/18	50,000	51,000
6.000%, due 03/01/23	65,000	68,721
6.125%, due 01/15/22	90,000	94,781
6.542%, due 04/28/20	55,000	56,788
6.633%, due 04/28/21	80,000	84,100
6.731%, due 04/28/22	85,000	89,037
		4,428,957
Total corporate notes (cost—$379,487,808)		389,878,375
Loan assignments—0.79%
Broadcast—0.27%
Avago Technologies Cayman Ltd. Term Loan B1 3.500%, due 02/01/23	2,337,340	2,336,966
Lodging—0.52%
Hilton Worldwide Finance LLC Term Loan B2 2.500%, due 10/26/20	4,595,614	4,606,230
Total loan assignments (cost—$6,879,438)		6,943,196
Non-US government obligations—2.74%
Bermuda Government International Bond 4.854%, due 02/06/24[6]	200,000	218,500
Brazilian Government International Bond 4.875%, due 01/22/21	220,000	233,530
8.250%, due 01/20/34	100,000	125,750
	Face Amount[1]		Value
Non-US government obligations—(continued)
Colombia Government International Bond 8.125%, due 05/21/24		100,000	$130,000
6.125%, due 01/18/41		100,000	114,750
Croatia Government International Bond 6.750%, due 11/05/19[6]		200,000	219,250
6.625%, due 07/14/20[6]		100,000	110,250
Dominican Republic International Bond 6.600%, due 01/28/24[7]		100,000	109,500
6.600%, due 01/28/24[6]		100,000	109,500
Ecuador Government International Bond 7.950%, due 06/20/24[6]		200,000	176,250
El Salvador Government International Bond 6.375%, due 01/18/27[6]		114,000	114,855
Hungary Government International Bond 7.625%, due 03/29/41		150,000	221,598
Indonesia Government International Bond 4.125%, due 01/15/25[6]		200,000	212,000
7.750%, due 01/17/38[6]		100,000	143,875
Ivory Coast Government International Bond 5.750%, due 12/31/32[6,9]		237,600	228,096
Japan Finance Organization for Municipalities 2.125%, due 04/13/21[7]		2,000,000	2,040,052
Mexican Bonos, Series M 8.000%, due 06/11/20	MXN	1,700,000	98,289
7.750%, due 11/13/42	MXN	46,025,000	2,879,697
Mexico Government International Bond 5.550%, due 01/21/45		260,000	312,000
Mongolia Government International Bond 5.125%, due 12/05/22[6]		200,000	180,427
Morocco Government International Bond 4.250%, due 12/11/22[6]		200,000	214,750
New Zealand Government Bond 2.519%, due 09/20/35[6]	NZD	900,000	752,618
Panama Government International Bond 6.700%, due 01/26/36		50,000	67,688
Poland Government International Bond 3.250%, due 04/06/26		200,000	210,356
Romanian Government International Bond 4.875%, due 01/22/24[6]		50,000	56,063
Russian Foreign Bond 5.000%, due 04/29/20[6]		200,000	213,000
Senegal Government International Bond 6.250%, due 07/30/24[6]		200,000	196,000
Serbia International Bond 4.875%, due 02/25/20[6]		200,000	207,682
Slovenia Government International Bond 5.500%, due 10/26/22[6]		3,400,000	3,875,101
5.850%, due 05/10/23[6]		4,100,000	4,797,000
5.250%, due 02/18/24[6]		200,000	228,274
South Africa Government Bond 6.500%, due 02/28/41	ZAR	46,500,000	2,459,789
Spain Government Bond 2.900%, due 10/31/46[6]	EUR	1,710,000	2,258,004
Sri Lanka Government International Bond 6.250%, due 10/04/20[6]		100,000	105,750
6.250%, due 07/27/21[6]		200,000	210,750

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]	Value
Non-US government obligations—(concluded)
Turkey Government International Bond 5.125%, due 03/25/22	250,000	$260,312
7.375%, due 02/05/25	90,000	107,100
Total non-US government obligations (cost—$24,588,211)		24,198,406
Municipal bonds and notes—1.67%
Education—0.10%
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25	100,000	106,359
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 0.000%, due 01/01/21[14]	780,000	743,722
		850,081
General obligation—0.19%
California State (Build America Bonds) 7.500%, due 04/01/34	1,100,000	1,720,730
Media & Photography—0.43%
City of Chicago, Series B 7.375%, due 01/01/33	2,200,000	2,352,482
State of Illinois 5.877%, due 03/01/19	1,335,000	1,453,975
		3,806,457
Transportation—0.72%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,200,000	1,871,748
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,616,522
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	898,590
		6,386,860
Utilities—0.23%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	116,784
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,908,148
		2,024,932
Total municipal bonds and notes (cost—$12,276,621)		14,789,060
	Face Amount[1]		Value
Repurchase agreement—0.61%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $434,161 US Treasury Bond, 7.875% due 02/15/21 and $4,780,178 US Treasury Notes, 0.750% to 2.250%, due 12/31/17 to 07/31/21; (value—$5,489,737); proceeds: $5,382,004 (cost—$5,382,000)		5,382,000	$5,382,000
	Notional amount
Options purchased—0.05%
Call swaptions purchased[5]—0.04%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 12/13/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 12/15/21	USD	7,500,000	43,605
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 12/21/16 (Counterparty: CITI; pay floating rate); underlying swap terminates 12/23/21	USD	7,600,000	45,881
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 12/21/16 (Counterparty: MSCI; pay floating rate); underlying swap terminates 12/23/21	USD	11,200,000	67,614
3 Month USD LIBOR Interest Rate Swap, strike @ 2.100%, expires 01/30/18 (Counterparty: JPMCB; pay floating rate); underlying swap terminates 02/01/20	USD	7,900,000	169,574
Total call swaptions purchased			326,674
Put swaptions purchased[5]—0.01%
3 Month USD LIBOR Interest Rate Swap, strike @ 2.905%, expires 08/20/18 (Counterparty: MSCI; pay floating rate); underlying swap terminates 08/22/48	USD	3,600,000	73,733
3 Month USD LIBOR Interest Rate Swap, strike @ 2.940%, expires 08/20/18 (Counterparty: GSB; pay floating rate); underlying swap terminates 08/22/48	USD	1,200,000	23,197
Total put swaptions purchased			96,930
Total options purchased (cost—$809,314)			423,604
	Number of shares
Investment of cash collateral from securities loaned—2.01%
Money market fund—2.01%
State Street Institutional U.S. Government Money Market Fund (cost—$17,724,928)		17,724,928	17,724,928
Total investments (cost—$1,045,074,453)—122.69%			1,082,721,782
Liabilities in excess of other assets—(22.69)%			(200,239,663)
Net assets—100.00%			$882,482,119

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

For a listing of defined portfolio acronyms, counterparty acronyms and currency type abbreviation that are used throughout the Schedule of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $1,058,317,201; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$37,091,356
Gross unrealized depreciation	(12,686,775)
Net unrealized appreciation	$24,404,581

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized depreciation
290	US Treasury Note 10 Year Futures, strike @ $133.50	08/26/16	$100,791	$(135,937)	$(35,146)

Written options activity for the year ended July 31, 2016 was as follows:

	Number of Contracts	Premiums received
Options outstanding at July 31, 2015	90	$32,587
Options written	2,949	934,382
Options exercised	(868)	(314,430)
Options terminated in closing purchase transactions	(1,789)	(517,612)
Options expired prior to exercise	(92)	(34,136)
Options outstanding at July 31, 2016	290	$100,791

Written swaptions and foreign exchange written options5

Notional amount (000)		Call swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
USD	15,000	3 Month USD LIBOR Interest Rate Swap strike @ 0.765%, terminating 12/15/21	MSCI	Receive	12/13/16	$63,938	$(36,345)	$27,593
USD	15,200	3 Month USD LIBOR Interest Rate Swap strike @ 0.770%, terminating 12/23/21	CITI	Receive	12/21/16	63,145	(40,326)	22,819
USD	22,400	3 Month USD LIBOR Interest Rate Swap strike @ 0.770%, terminating 12/23/21	MSCI	Receive	12/21/16	98,802	(59,427)	39,375
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.100%, terminating 02/01/20	JPMCB	Receive	01/30/18	41,080	(53,285)	(12,205)
USD	7,900	3 Month USD LIBOR Interest Rate Swap strike @ 1.600%, terminating 02/01/20	JPMCB	Receive	01/30/18	71,495	(104,240)	(32,745)
						$338,460	$(293,623)	$44,837

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Written swaptions and foreign exchange written options5—(concluded)

Notional amount (000)		Call options written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
AUD	4,300	AUD Call/USD Put, strike @ USD 0.76	GSI	09/02/16	$15,728	$(15,728)	$—
AUD	1,600	AUD Call/USD Put, strike @ USD 0.77	WBC	08/16/16	6,560	(4,766)	1,794
GBP	1,600	GBP Call/USD Put, strike @ USD 1.35	GSI	09/08/16	11,757	(14,302)	(2,545)
GBP	1,000	GBP Call/USD Put, strike @ USD 1.38	BOA	08/09/16	8,974	(470)	8,504
USD	2,000	USD Call/BRL Put, strike @ BRL 6.30	CSI	01/11/18	106,500	(17,584)	88,916
USD	2,700	USD Call/JPY Put, strike @ JPY 109.00	BOA	08/25/16	19,251	(726)	18,525
USD	1,800	USD Call/KRW Put, strike @ KRW 1,207.00	BNP	08/02/16	8,946	—	8,946
USD	1,600	USD Call/KRW Put, strike @ KRW 1,209.00	BNP	09/29/16	13,136	(2,154)	10,982
USD	5,700	USD Call/KRW Put, strike @ KRW 1,222.00	JPMCB	08/10/16	28,643	—	28,643
USD	2,900	USD Call/MXN Put, strike @ MXN 19.30	GSI	09/08/16	25,593	(21,791)	3,802
USD	800	USD Call/MXN Put, strike @ MXN 19.35	CSI	09/15/16	8,720	(6,665)	2,055
USD	4,800	USD Call/MXN Put, strike @ MXN 19.50	CSI	08/18/16	40,320	(7,824)	32,496
USD	2,400	USD Call/MXN Put, strike @ MXN 19.50	CSI	09/02/16	18,600	(10,464)	8,136
USD	2,700	USD Call/MXN Put, strike @ MXN 19.75	BOA	09/06/16	20,972	(8,078)	12,894
USD	2,600	USD Call/MXN Put, strike @ MXN 19.80	CSI	08/09/16	17,550	(177)	17,373
					$351,250	$(110,729)	$240,521

Notional amount (000)		Put swaptions written	Counterparty	Pay/ receive floating rate	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	15,800	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	MSCI	Pay	08/20/18	$352,560	$(43,235)	$309,325
USD	5,100	3 Month USD LIBOR Interest Rate Swap strike @ 2.800%, terminating 08/22/23	GSB	Pay	08/20/18	113,591	(13,956)	99,635
						$466,151	$(57,191)	$408,960

Notional amount (000)		Put options written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
AUD	2,700	AUD Put/USD Call, strike @ USD 0.73	HSBC	08/10/16	$15,314	$(341)	$14,973
AUD	4,300	AUD Put/USD Call, strike @ USD 0.73	GSI	09/02/16	13,823	(13,823)	—
USD	1,700	USD Put/CAD Call, strike @ CAD 1.29	CITI	09/05/16	6,094	(10,618)	(4,524)
USD	3,700	USD Put/JPY Call, strike @ JPY 102.00	CSI	09/06/16	31,154	(55,870)	(24,716)
USD	1,800	USD Put/KRW Call, strike @ KRW 1,149.00	BNP	08/02/16	10,278	(59,018)	(48,740)
USD	5,700	USD Put/KRW Call, strike @ KRW 1,153.00	JPMCB	08/10/16	36,908	(208,575)	(171,667)
USD	1,500	USD Put/MXN Call, strike @ MXN 17.90	CSI	09/14/16	9,945	(2,379)	7,566
USD	2,600	USD Put/MXN Call, strike @ MXN 18.00	HSBC	09/16/16	17,160	(6,388)	10,772
USD	2,400	USD Put/MXN Call, strike @ MXN 18.05	CSI	09/02/16	18,300	(4,051)	14,249
USD	2,600	USD Put/MXN Call, strike @ MXN 18.30	CSI	08/09/16	20,605	(1,682)	18,923
					$179,581	$(362,745)	$(183,164)
					$1,335,442	$(824,288)	$511,154

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Swaptions and foreign exchange written options activity for the year ended July 31, 2016 was as follows:

Premiums received
Swaptions and foreign exchange options outstanding at July 31, 2015	$918,430
Swaption and foreign exchange options written	3,576,437
Swaptions and foreign exchange options exercised	(423,710)
Swaption and foreign exchange options terminated in closing purchase transactions	(2,414,496)
Swaption and foreign exchange options expired prior to exercise	(321,219)
Swaption and foreign exchange options outstanding at July 31, 2016	$1,335,442

Futures contracts

Number of contracts	Currency	Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
173	USDUS Long Bond Futures	September 2016	$28,955,412	$30,177,687	$1,222,275
1,227	USDUS Treasury Note 10 Year Futures	September 2016	161,107,984	163,248,516	2,140,532
35	USDUS Treasury Note 2 Year Futures	September 2016	7,658,888	7,665,000	6,112
670	USDUS Treasury Note 5 Year Futures	September 2016	80,559,784	81,750,469	1,190,685
28	USDUS Ultra Long Bond Futures	September 2016	4,890,745	5,334,875	444,130
59	USDUS Ultra Treasury Note 10 Year Futures	September 2016	8,460,721	8,625,984	165,263
Interest rate futures buy contracts:
84	CADCanadian Bankers Acceptance Futures	June 2017	15,975,838	15,937,579	(38,259)
11	EURGerman Euro Bund Futures	September 2016	2,041,870	2,063,728	21,858
49	USDAustralian Dollar Future	September 2016	3,595,561	3,719,590	124,029
62	USDMexican Peso Future	September 2016	1,658,018	1,643,310	(14,708)
23	USDSouth African Rand Future	September 2016	746,667	820,238	73,571
			$315,651,488	$320,986,976	$5,335,488
			Proceeds
Interest rate futures sell contracts:
29	EURGerman Euro Buxl 30 Year Futures	September 2016	$5,788,966	$6,388,434	$(599,468)
12	EURMid-Term Euro-OAT Futures	September 2016	2,149,477	2,175,405	(25,928)
35	GBP90-Day Sterling Pound Futures	September 2017	5,721,338	5,773,302	(51,964)
706	GBP90-Day Sterling Pound Futures	March 2018	115,518,369	116,432,383	(914,014)
246	GBP90-Day Sterling Pound Futures	June 2018	40,398,872	40,565,854	(166,982)
70	JPYJGB MINI 10 Year Futures	September 2016	10,453,582	10,481,305	(27,723)
136	USD90-Day Eurodollar Futures	September 2017	33,587,730	33,688,900	(101,170)
327	USD90-Day Eurodollar Futures	December 2017	80,752,456	80,969,287	(216,831)
490	USD90-Day Eurodollar Futures	March 2018	121,136,745	121,299,500	(162,755)
201	USD90-Day Eurodollar Futures	June 2018	49,678,522	49,742,475	(63,953)
198	USD90-Day Eurodollar Futures	September 2018	48,807,040	48,985,200	(178,160)
491	USD90-Day Eurodollar Futures	December 2018	120,876,704	121,424,300	(547,596)
5	USDBritish Pound Future	September 2016	453,888	413,969	39,919
49	USDEuro Fx Future with American Style Options	September 2016	6,973,458	6,860,919	112,539
53	USDNew Zealand Dollar Futures	September 2016	3,666,339	3,819,710	(153,371)
			$645,963,486	$649,020,943	$(3,057,457)
					$2,278,031

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	KRW	1,006,576,200	USD	859,000	08/18/16	$(39,498)
BB	USD	774,250	AUD	1,044,000	08/12/16	18,910
BB	USD	137,857	MXN	2,571,000	08/25/16	(1,067)
BB	USD	320,000	MYR	1,310,400	08/10/16	1,765
BNP	CNY	7,079,542	USD	1,076,000	09/14/16	13,587
BNP	CNY	8,583,325	USD	1,266,444	09/14/16	(21,639)
BNP	CNY	14,721,932	USD	2,166,395	10/11/16	(41,109)
BNP	EUR	8,700,000	USD	9,693,183	08/02/16	(33,421)
BNP	JPY	333,400,000	USD	3,055,251	08/12/16	(213,239)
BNP	USD	830,914	AUD	1,125,000	08/12/16	23,785
BNP	USD	3,380,333	CNY	22,989,645	09/14/16	69,679
BNP	USD	1,263,182	CNY	8,583,325	10/11/16	23,858
BNP	USD	294,523	CNY	2,011,003	12/05/16	6,625
BNP	USD	1,859,954	CNY	12,710,929	12/07/16	43,416
BOA	AUD	12,406,000	USD	9,258,100	08/12/16	(167,133)
BOA	CNY	2,535,957	USD	373,072	10/11/16	(7,186)
BOA	EUR	19,721,000	USD	21,757,935	08/02/16	(290,153)
BOA	EUR	18,346,000	USD	20,205,734	09/02/16	(329,319)
BOA	GBP	10,432,000	USD	13,877,809	08/02/16	71,580
BOA	GBP	601,000	USD	774,694	08/02/16	(20,699)
BOA	USD	1,348,110	AUD	1,829,000	08/12/16	41,439
BOA	USD	372,617	CNY	2,535,957	10/24/16	7,531
BOA	USD	20,180,600	EUR	18,346,000	08/02/16	330,237
BOA	USD	8,667,120	JPY	903,600,000	08/12/16	191,331
BOA	USD	952,000	KRW	1,124,010,900	08/18/16	51,324
CITI	AUD	285,000	USD	208,447	08/12/16	(8,076)
CITI	CAD	198,000	USD	154,225	08/12/16	2,564
CITI	KRW	870,873,200	USD	743,652	08/18/16	(33,714)
CITI	MXN	52,101,000	USD	2,805,452	08/25/16	33,422
CITI	MYR	13,167,738	USD	3,186,000	08/10/16	(47,302)
CITI	SGD	13,011,368	USD	9,562,079	08/18/16	(141,572)
CITI	USD	837,698	CNY	5,482,731	08/19/16	(14,280)
CITI	USD	1,900,000	CNY	12,952,300	09/26/16	42,986
CITI	USD	302,296	INR	20,439,741	08/18/16	2,020
CITI	USD	12,320,657	JPY	1,282,700,000	08/12/16	254,304
CITI	USD	395,000	KRW	465,547,000	08/18/16	20,560
CITI	USD	3,143,862	MXN	58,432,000	08/25/16	(34,991)
CITI	USD	771,334	SGD	1,051,000	08/18/16	12,484
DB	USD	2,030,458	CNY	13,826,000	12/05/16	39,989
DB	USD	3,468,764	GBP	2,588,000	08/02/16	(43,676)
DB	USD	1,072,368	GBP	729,125	09/08/16	(106,829)
DB	USD	166,000	KRW	195,448,400	08/18/16	8,463
DB	USD	485,635	MYR	1,930,786	08/10/16	(11,535)
GSB	AUD	2,443,000	USD	1,789,773	08/12/16	(66,252)
GSB	CNY	12,952,300	USD	1,909,524	09/26/16	(33,462)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
GSB	GBP	7,069,000	USD	9,193,697	08/02/16	$(161,769)
GSB	GBP	1,568,000	USD	2,083,789	08/02/16	8,619
GSB	JPY	335,200,000	USD	3,045,362	08/12/16	(240,774)
GSB	KRW	11,038,582,050	USD	9,485,007	08/18/16	(368,341)
GSB	TWD	38,508,120	USD	1,191,280	08/18/16	(15,319)
GSB	TWD	59,920,345	USD	1,876,322	11/10/16	(4,369)
GSB	USD	1,297,399	AUD	1,749,000	08/12/16	31,372
GSB	USD	6,686,990	CNY	45,639,833	10/11/16	156,548
GSB	USD	9,603,417	EUR	8,648,000	08/02/16	65,051
GSB	USD	1,760,120	JPY	185,800,000	08/12/16	61,372
GSB	USD	1,874,268	TWD	59,920,345	08/18/16	3,254
HSBC	CNY	14,307,340	USD	2,180,000	10/11/16	34,663
HSBC	CNY	12,710,929	USD	1,913,000	12/07/16	9,629
HSBC	GBP	17,082,000	USD	22,580,952	09/02/16	(37,150)
HSBC	JPY	2,516,393,769	USD	23,307,841	08/12/16	(1,361,649)
HSBC	KRW	1,158,974,500	USD	991,000	08/18/16	(43,533)
HSBC	USD	736,237	AUD	985,000	08/12/16	12,098
HSBC	USD	211,626	CNY	1,412,000	10/11/16	98
HSBC	USD	1,590,499	EUR	1,427,000	08/02/16	4,888
HSBC	USD	22,570,447	GBP	17,082,000	08/02/16	36,723
HSBC	USD	4,323,428	JPY	471,200,000	08/12/16	295,986
HSBC	USD	495,000	KRW	586,822,500	08/18/16	28,814
JPMCB	AUD	1,191,000	USD	907,800	08/12/16	2,960
JPMCB	AUD	680,000	USD	490,024	08/12/16	(26,593)
JPMCB	CHF	135,000	USD	139,750	08/12/16	394
JPMCB	CNY	7,326,778	USD	1,114,000	09/14/16	14,484
JPMCB	CNY	16,697,745	USD	2,545,000	09/30/16	40,475
JPMCB	CNY	24,798,634	USD	3,793,000	10/11/16	74,529
JPMCB	CNY	4,853,521	USD	714,331	10/11/16	(13,438)
JPMCB	CNY	2,535,957	USD	389,698	10/24/16	9,549
JPMCB	CNY	15,837,003	USD	2,379,000	12/05/16	7,404
JPMCB	KRW	3,703,928,950	USD	3,129,143	08/18/16	(177,088)
JPMCB	MXN	20,988,848	USD	1,158,902	08/25/16	42,192
JPMCB	SGD	1,609,033	USD	1,166,000	08/18/16	(33,989)
JPMCB	TWD	51,488,425	USD	1,592,590	08/18/16	(20,729)
JPMCB	USD	6,039,310	AUD	8,117,000	08/12/16	127,433
JPMCB	USD	2,455,894	CNY	16,697,745	09/30/16	48,632
JPMCB	USD	8,340,103	JPY	896,600,000	08/12/16	449,724
JPMCB	USD	186,086	MXN	3,464,000	08/25/16	(1,785)
JPMCB	USD	360,000	MYR	1,485,720	08/10/16	4,814
JPMCB	USD	930,000	TWD	30,076,200	08/18/16	12,396
RBC	AUD	119,219	USD	90,689	09/08/16	192
RBC	EUR	334,995	USD	372,400	09/08/16	(2,672)
RBC	EUR	524,053	USD	588,054	09/08/16	1,306
RBC	MXN	3,317,298	USD	178,071	09/08/16	1,833

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
RBC	NZD	6,380,197	USD	4,283,664	09/08/16	$(316,292)
RBC	USD	290,247	EUR	257,219	09/08/16	(2,256)
RBC	USD	1,762,080	EUR	1,591,000	09/08/16	19,257
RBC	USD	94,999	JPY	10,397,080	09/08/16	7,031
RBC	USD	92,692	NZD	129,854	09/08/16	930
RBC	ZAR	28,354,874	USD	1,778,159	09/08/16	(249,645)
RBS	MXN	20,456,280	USD	1,116,000	08/25/16	27,625
SG	AUD	153,319	USD	114,159	09/08/16	(2,223)
SG	EUR	321,726	USD	362,759	09/08/16	2,544
SG	MXN	16,116,643	USD	867,186	09/08/16	10,954
SG	USD	103,257	EUR	92,851	09/08/16	702
SG	USD	93,270	JPY	10,227,420	09/08/16	7,095
SG	USD	3,487,118	NZD	5,198,447	09/08/16	260,827
SG	ZAR	222,297	USD	13,829	09/08/16	(2,069)
SSC	EUR	135,332	USD	151,350	09/08/16	(172)
SSC	EUR	602,127	USD	676,765	09/08/16	2,603
SSC	GBP	372,529	USD	545,746	09/08/16	52,427
SSC	MXN	15,730,218	USD	845,711	09/08/16	10,008
SSC	NZD	137,599	USD	95,914	09/08/16	(3,291)
SSC	USD	53,807	AUD	74,483	09/08/16	2,732
SSC	USD	290,954	EUR	255,811	09/08/16	(4,539)
SSC	USD	294,736	EUR	266,180	09/08/16	3,288
SSC	USD	107,494	JPY	10,908,850	09/08/16	(441)
SSC	USD	99,442	NZD	140,562	09/08/16	1,899
SSC	ZAR	4,709,762	USD	305,755	09/08/16	(31,065)
WBC	USD	1,276,201	SGD	1,720,000	08/18/16	6,545
						$(1,511,585)

Credit default swap agreements on corporate issues—sell protection15

Counterparty	Referenced obligations[16]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[18]
BB	Anadarko Petroleum Corp. bond, 6.950%, due 06/15/19	USD	2,400	06/20/21	1.000%	$181,713	$(202,865)	$(21,152)	2.94%
BNP	Barclays Bank PLC	EUR	1,900	06/20/17	1.000	—	6,705	6,705	0.78
BNP	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,300	03/20/20	1.000	139,512	(175,662)	(36,150)	5.12
BNP	Volkswagen International Finance N.V. bond, 5.375%, due 05/22/18	EUR	500	12/20/16	1.000	2,293	2,381	4,674	0.22
BOA	Italy Government International bond, 6.875%, due 09/27/23	USD	600	06/20/21	1.000	9,644	(4,826)	4,818	1.20

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Credit default swap agreements on corporate issues—sell protection15—(concluded)

Counterparty	Referenced obligations[16]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)	Credit spread[18]
BOA	Sprint Communications, Inc. bond, 8.375%, due 08/15/17	USD	2,800	12/20/19	5.000%	$(163,172)	$(63,876)	$(227,048)	5.96%
CITI	Anadarko Petroleum Corp. bond, 6.950%, due 06/15/19	USD	1,400	06/20/21	1.000	101,359	(118,338)	(16,979)	2.94
CITI	BMW Finance N.V. bond, 5.000%, due 08/06/18	EUR	2,000	12/20/20	1.000	26,083	56,400	82,483	0.46
CITI	Italy Government International bond, 6.875%, due 09/27/23	USD	15,100	06/20/21	1.000	293,493	(121,704)	171,789	1.20
CITI	Tesco PLC, bond, 6.000%, due 12/14/29	EUR	1,500	12/20/20	1.000	121,815	(88,853)	32,962	2.28
GSI	Italy Government International bond, 6.875%, due 09/27/23	USD	600	06/20/21	1.000	13,035	(4,826)	8,209	1.20
GSI	MetLife, Inc. bond, 4.750%, due 02/08/21	USD	200	12/20/20	1.000	(834)	(760)	(1,594)	1.12
GSI	MetLife, Inc. bond, 4.750%, due 02/08/21	USD	1,700	06/20/21	1.000	25,262	(18,066)	7,196	1.25
GSI	Petroleo Brasileiro SA, bond, 8.375%, due 12/10/18	USD	1,500	03/20/20	1.000	167,391	(202,688)	(35,297)	5.12
JPMCB	Italy Government International bond, 6.875%, due 09/27/23	USD	2,900	06/20/21	1.000	46,317	(23,321)	22,996	1.20
JPMCB	Volkswagen International Finance N.V. bond, 5.375%, due 05/22/18	EUR	2,000	12/20/17	1.000	24,988	21,789	46,777	0.39
MSCI	United Mexican States, bond, 5.950%, due 03/19/19	USD	10,400	12/20/19	1.000	(67,295)	(18,716)	(86,011)	1.09
						$921,604	$(957,226)	$(35,622)

Credit default swap agreements on credit indices—buy protection19

Counterparty	Referenced obligations[16]	Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Upfront payments received	Value	Unrealized appreciation
CSI	CMBX.NA.AAA.8 Index	USD	600	10/17/57	0.500%	$40,613	$(17,754)	$22,859

Credit default swap agreements on credit indices—sell protection15

Counterparty	Referenced obligations[16]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received	Value	Unrealized appreciation
BOA	CMBX.NA.AAA.8 Index	USD	5,300	10/17/57	0.500%	$406,803	$(156,828)	$249,975
BOA	CMBX.NA.AAA.9 Index	USD	3,200	09/17/58	0.500	247,288	(139,689)	107,599
BOA	CMBX.NA.BBB-.6 Index	USD	1,000	05/11/63	3.000	92,164	(47,698)	44,466
DB	CMBX.NA.AAA.8 Index	USD	2,900	10/17/57	0.500	197,190	(85,814)	111,376
GSI	CMBX.NA.AAA.7 Index	USD	3,800	01/17/47	0.500	166,742	(72,663)	94,079
GSI	CMBX.NA.AAA.8 Index	USD	4,000	10/17/57	0.500	313,457	(118,366)	195,091

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Credit default swap agreements on credit indices—sell protection15—(concluded)

Counterparty	Referenced obligations[16]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments received	Value	Unrealized appreciation
GSI	CMBX.NA.AAA.9 Index	USD	5,000	09/17/58	0.500%	$322,479	$(218,276)	$104,203
MSCI	CMBX.NA.AAA.3 Index	USD	2,350	12/13/49	0.080	15,722	(3,635)	12,087
MSCI	CMBX.NA.BBB-.6 Index	USD	1,200	05/11/63	3.000	99,091	(57,238)	41,853
MSCI	CMBX.NA.BBB-.7 Index	USD	2,000	01/17/47	3.000	235,765	(140,115)	95,650
						$2,096,701	$(1,040,322)	$1,056,379

Centrally cleared credit default swap agreements on credit indices—sell protection15

Referenced obligations[16]	Notional amount (000)		Termination date	Payments received by the Portfolio[17]	Upfront payments (made)	Value	Unrealized appreciation	Credit spread[18]
MSCI CDX NA High Yield Series 26 Index	USD	5,200	06/20/21	5.000%	$(80,345)	$259,651	$179,306	3.95%
MSCI iTraxx Europe Crossover Series 25 Index	EUR	13,600	06/20/21	5.000	(840,313)	1,300,443	460,130	3.18
MSCI iTraxx Europe Crossover Series 25 Index	EUR	22,000	06/20/21	1.000	(266,796)	412,519	145,723	0.68
						$(1,187,454)	$1,972,613	$785,159

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[17]	Payments received by the Portfolio[17]	Value	Unrealized depreciation
GBP	2,000	12/16/17	1.500%	6 Month EURIBOR	$(38,419)	$(36,156)
GBP	3,000	09/21/18	1.500	6 Month EURIBOR	(82,044)	(78,350)
GBP	7,500	09/21/18	1.000	6 Month EURIBOR	(106,021)	(91,979)
GBP	7,500	12/21/18	0.750	6 Month EURIBOR	(59,097)	(51,375)
MXN	9,900	01/16/20	Mexico Interbank TIIE 28 Days	4.975%	(13,028)	(12,899)
USD	25,000	12/16/19	2.000	3 Month USD LIBOR	(906,848)	(449,685)
USD	4,400	12/16/20	2.000	3 Month USD LIBOR	(192,117)	(123,762)
USD	18,300	06/15/21	2.000	3 Month USD LIBOR	(869,122)	(299,327)
USD	16,700	06/15/21	2.000	3 Month USD LIBOR	(783,182)	(260,818)
USD	23,100	06/28/21	1.450	3 Month USD LIBOR	(96,497)	(96,497)
USD	37,400	12/16/22	2.250	3 Month USD LIBOR	(2,645,635)	(2,843,573)
USD	800	08/05/25	2.350	3 Month USD LIBOR	(79,355)	(79,355)
USD	3,500	12/16/25	2.500	3 Month USD LIBOR	(380,261)	(378,112)
USD	13,400	06/15/26	2.250	3 Month USD LIBOR	(1,180,277)	(1,157,534)
USD	300	06/15/26	2.250	3 Month USD LIBOR	(25,660)	(26,607)
USD	11,100	12/21/26	1.750	3 Month USD LIBOR	(374,044)	(86,500)
USD	57,800	12/16/45	2.750	3 Month USD LIBOR	(14,177,003)	(17,143,109)
USD	4,700	06/15/46	2.500	3 Month USD LIBOR	(904,737)	(740,325)
USD	2,900	06/15/46	2.500	3 Month USD LIBOR	(537,561)	(414,675)
					$(23,450,908)	$(24,370,638)

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$14,444,243	$196,286,742	$210,730,985	$—	$28,664

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
US government obligations	$—	$356,520,324	$—	$356,520,324
Government national mortgage association certificates	—	29,173	—	29,173
Federal home loan mortgage corporation certificates	—	1,966,278	1,060,265	3,026,543
Federal housing administration certificates	—	—	9,717	9,717
Federal national mortgage association certificates	—	57,750,516	18,660	57,769,176
Collateralized mortgage obligations	—	121,256,441	—	121,256,441
Asset-backed securities	—	83,170,901	1,599,938	84,770,839
Corporate notes	—	389,878,375	—	389,878,375
Loan assignments	—	6,943,196	—	6,943,196
Non-US government obligations	—	24,198,406	—	24,198,406
Municipal bonds and notes	—	14,789,060	—	14,789,060
Repurchase agreement	—	5,382,000	—	5,382,000
Options purchased	—	423,604	—	423,604
Investment of cash collateral from securities loaned	—	17,724,928	—	17,724,928
Futures contracts	5,540,913	—	—	5,540,913
Forward foreign currency contracts	—	3,315,758	—	3,315,758
Swap agreements	—	2,059,888	—	2,059,888
Total	$5,540,913	$1,085,408,848	$2,688,580	$1,093,638,341
Liabilities
Written options	(135,937)	—	—	(135,937)
Written swaptions	—	(824,288)	—	(824,288)
Futures contracts	(3,262,882)	—	—	(3,262,882)
Forward foreign currency contracts	—	(4,827,343)	—	(4,827,343)
Swap agreements	—	(25,553,485)	—	(25,553,485)
Total	$(3,398,819)	$(31,205,116)	$—	$(34,603,935)

At July 31, 2016, there were no transfers between Level 1 and Level 2.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

The following is a rollforward of Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2016:

	Federal home loan mortgage corporation certificates	Federal housing administration certificates	Federal national mortgage association certificates	Asset-backed securities	Collateralized mortgage obligations	Total
Beginning balance	$1,145,044	$15,936	$24,519	$—	$18,837	$1,204,336
Purchases	—	—	—	1,600,000	—	1,600,000
Sales	(74,544)	(6,016)	(7,666)	—	(18,765)	(106,991)
Accrued discounts/(premiums)	—	(98)	—	—	—	(98)
Total realized gain/(loss)	(47)	(270)	—	—	—	(317)
Net change in unrealized appreciation/depreciation	(10,188)	165	1,807	(62)	(72)	(8,350)
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—	—
Ending balance	$1,060,265	$9,717	$18,660	$1,599,938	$—	$2,688,580

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2016, was $(4,507).

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	85.9%
Cayman Islands	1.8
Netherlands	1.4
United Kingdom	1.3
Venezuela	1.0
Guernsey	0.9
Slovenia	0.8
France	0.8
Luxembourg	0.7
Spain	0.6
Australia	0.6
Ireland	0.6
South Korea	0.5
Canada	0.5
Norway	0.4
Mexico	0.4
Germany	0.3
South Africa	0.3
Belgium	0.2
Colombia	0.2
Singapore	0.2
Japan	0.2
Portugal	0.1
New Zealand	0.1
Bermuda	0.1
Turkey	0.1

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

Issuer breakdown by country or territory of origin (unaudited)—(concluded)

	Percentage of total investments
Brazil	0.0	†%
Indonesia	0.0	†
Croatia	0.0	†
Sri Lanka	0.0	†
Kazakhstan	0.0	†
Italy	0.0	†
Ivory Coast	0.0	†
Hungary	0.0	†
Dominican Republic	0.0	†
Azerbaijan	0.0	†
Morocco	0.0	†
Russia	0.0	†
Poland	0.0	†
Serbia	0.0	†
Senegal	0.0	†
Mongolia	0.0	†
Ecuador	0.0	†
El Salvador	0.0	†
Argentina	0.0	†
Panama	0.0	†
Liberia	0.0	†
Romania	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

Portfolio footnotes

††  Amount represents less than 0.005%.

1  In US dollars unless otherwise indicated.

2  Security, or portion thereof, pledged as collateral for swaps or futures.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Illiquid investment as of July 31, 2016.

6  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At July 31, 2016, the value of these securities amounted to 4.46% of net assets.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 13.67% of net assets as of July 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

8  Interest only security.

9  Step bond that converts to the noted fixed rate at a designated future date.

10  Security, or portion thereof, was on loan at July 31, 2016.

11  Perpetual investment. The maturity date reflects the next call date.

12  Bond interest in default.

13  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

14  Zero coupon bond. The rate shown represents annualized yield at the date of purchase.

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Portfolio of investments—July 31, 2016

15  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

16  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

17  Payments made or received are based on the notional amount.

18  Credit spreads, where applicable, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

19  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares gained 6.51% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays US Municipal 3-15 Year Blend Index (the "benchmark") rose 6.11%, and the Lipper Intermediate Municipal Debt Funds category posted a median return of 5.55%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 94. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (Unaudited)2

The Portfolio outperformed its benchmark during the reporting period. The primary drivers of performance were contributions from both security selection and yield curve positioning. Sector allocation was also a modest contributor for the period.

From a sector standpoint, an emphasis toward revenue bonds was beneficial. They outperformed general obligation and pre-refunded bonds, both of which were underweight positions in the Portfolio. Within the revenue bond sector, the strongest performance was generated by hospital, airport and tobacco securitization revenue bonds, where the Portfolio was overweight. On the weaker side of performance were essential service power and education revenue bonds, which were also Portfolio overweights. Our security selection strategy benefited from strong results among high grade special tax revenue bonds providing natural catastrophe insurance, as well as A-rated airport bonds. A mitigating factor was weaker security performance among floating rate securities which did not keep pace in the market rally.

Municipal credit quality continued to be quite solid overall. State and local tax revenues—including property, sales and income tax collections—experienced positive growth during the reporting period. Historically low interest rates and a thirst for income among fixed income investors drove strong performance among revenue bonds that offer excess yield. The Portfolio benefited from being underweight state general obligation bonds versus the benchmark, with a greater emphasis toward stable quality revenue bonds. A trend of strong demand for higher yielding bonds drove lower investment grade A and BBB-rated securities to outperform higher quality AAA and AA rated bonds. The Portfolio benefited from being overweight A-rated bonds versus the benchmark, while our BBB-rated bond exposure was relatively neutral.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Municipal Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Standish Mellon Asset Management Company LLC ("Standish")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Standish: Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

PACE Municipal Fixed Income Investments

Subadvisor's comments (Unaudited) – concluded

Municipal yields rallied lower across the maturity spectrum keeping pace with Treasury bond rate declines. The strongest municipal bond returns were produced by the longest maturities, while shorter duration assets produced positive, but less robust, total returns. A modest long duration posture was additive to returns versus the benchmark during the market rally, which saw 10-year AAA municipal yields decline by 0.79% during the prior year. Yield curve exposure was also additive to performance due to the Portfolio's relatively higher exposure to longer bond maturities, particularly within the 12-to-17-year range, and a correspondingly lower exposure to shorter maturities inside of five years.

No derivatives were used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	6.26%	3.78%	4.11%
Class C2	5.72	3.26	3.59
Class Y3	6.49	4.05	4.36
Class P4	6.51	4.05	4.38
After deducting maximum sales charge
Class A1	3.88	3.30	3.87
Class C2	4.97	3.26	3.59
Barclays US Municipal 3-15 Year Blend Index[5]	6.11	4.42	4.92
Lipper Intermediate Municipal Debt Funds median	5.55	3.94	4.13

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	7.15%	4.03%	4.21%
Class C2	6.61	3.49	3.69
Class Y3	7.30	4.26	4.45
Class P4	7.41	4.27	4.47
After deducting maximum sales charge
Class A1	4.74	3.55	3.97
Class C2	5.86	3.49	3.69

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—0.92% and 0.87%; Class C—1.42% and 1.37%; Class Y—0.70% and 0.65%; and Class P—0.67% and 0.62%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—0.90%; Class C—1.40%; Class Y—0.65%; and Class P—0.65% ; and (2) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 2.25%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays US Municipal 3-15 Year Blend Index is an unmanaged total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Municipal Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Municipal Fixed Income Investments Class P shares versus the Barclays US Municipal 3-15 Year Blend Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Municipal Fixed Income Investments

PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Weighted average duration	5.02 yrs.
Weighted average maturity	9.02 yrs.
Average coupon	5.0%
Net assets (mm)	$412.1
Number of holdings	166
Portfolio composition[1]	07/31/16
Municipal bonds and notes	98.8%
Cash equivalents and other assets less liabilities	1.2
Total	100.00%
Top five sectors[1]	07/31/16
Revenue	56.7%
General obligations	23.0
Lease revenue/special revenue	17.2
Pre-refunded	3.1
Total	100.0%
Top five states[1]	07/31/16
Texas	15.1%
Illinois	12.9
New York	11.4
California	8.4
Florida	5.0
Total	52.8%
Quality diversification[1,2]	07/31/16
AAA and agency backed securities	11.5%
AA	40.2
A	33.2
BBB	4.3
Non-rated	9.6
Cash equivalents and other assets less liabilities	1.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Municipal bonds and notes—98.84%
Alabama—1.00%
Birmingham Waterworks Board Water Revenue, Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,214,763
Lower Alabama Gas District Gas Project Revenue, Series A 5.000%, due 09/01/31	1,500,000	1,905,945
		4,120,708
Arizona—0.42%
Pima County Sewer Revenue System (AGM Insured) 5.000%, due 07/01/23	1,500,000	1,740,255
Arkansas—0.42%
University of Arkansas, (Fayetteville Campus), Series A 5.000%, due 11/01/29	1,385,000	1,711,168
California—8.42%
California Infrastructure & Economic Development Bank Revenue Refunding (Academy of Motion Picture Arts) 5.000%, due 11/01/28	1,205,000	1,498,405
California State 5.000%, due 09/01/23	1,000,000	1,230,390
5.000%, due 12/01/24	2,000,000	2,523,520
5.000%, due 09/01/25	1,725,000	1,876,662
5.250%, due 10/01/20	1,000,000	1,143,850
5.500%, due 04/01/21	3,000,000	3,383,940
California State Department of Water Resources Power Supply Revenue Unrefunded, Series H (AGM Insured) 5.000%, due 05/01/22	400,000	430,540
California State Public Works Board Lease Revenue (Judicial Council Project), Series A 5.000%, due 03/01/24	1,750,000	2,148,300
California State Public Works Board Lease Revenue Refunding Series H 5.000%, due 12/01/23	2,705,000	3,400,104
California Statewide Communities Development Authority Revenue Kaiser Permanente, Series A 5.000%, due 04/01/19	2,000,000	2,231,500
Los Angeles Department of Airports (Los Angeles International Airport), Series A 5.000%, due 05/15/32[1]	2,000,000	2,372,360
Los Angeles Department of Water & Power Revenue Power Systems, Series B 5.000%, due 07/01/25	5,000,000	5,815,600
	Face Amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
North Natomas Community Facilities District No. 4 Special Tax, Series E 5.000%, due 09/01/19	$1,385,000	$1,547,225
Northern California Power Agency Refunding (Hydroelectric Project 1), Series A 5.000%, due 07/01/28	1,845,000	2,214,830
Orange County Transportation Authority Toll Road Revenue Refunding (Senior Lien 91 Express Lanes) 5.000%, due 08/15/29	1,000,000	1,225,290
Stockton Unified School District (AGM Insured) 5.000%, due 07/01/23	1,270,000	1,547,127
University of California Revenue Unrefunded General, Series Q 5.250%, due 05/15/23	110,000	115,259
		34,704,902
Colorado—3.17%
Colorado Health Facilities Authority Revenue Boulder Community Hospital Project, Series A 4.000%, due 10/01/18	1,500,000	1,597,770
Denver City & County Airport Revenue Series A 5.500%, due 11/15/19[1]	2,500,000	2,873,775
Subseries A 5.500%, due 11/15/26[1]	7,000,000	8,597,050
		13,068,595
Connecticut—0.57%
Hartford County Metropolitan District Revenue (Green Bonds), Series A 5.000%, due 11/01/29	1,870,000	2,326,018
District of Columbia—0.58%
Metropolitan Washington, Airport Authority Airport System Revenue, Series A 5.000%, due 10/01/22[1]	2,000,000	2,405,260
Florida—5.05%
Broward Port Facilities Revenue Refunding, Series B 5.000%, due 09/01/21[1]	2,000,000	2,348,060
Citizens Property Insurance Corp. Revenue, Series A-1 5.000%, due 06/01/25	10,000,000	12,503,300
Florida State Board of Education Lottery Revenue Refunding, Series E 5.000%, due 07/01/19	1,000,000	1,124,470
Florida State Municipal Power Agency Revenue All Requirements Power, Series A 5.250%, due 10/01/20	1,555,000	1,775,779

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Municipal bonds and notes—(continued)
Florida—(concluded)
Florida State Municipal Power Agency Revenue Unrefined All Requirements Power, Series A 5.250%, due 10/01/21	$300,000	$329,082
JEA Electric System Revenue, Series A 5.000%, due 10/01/24	1,200,000	1,498,668
Miami Beach Redevelopment Agency Tax Increment Revenue Refunding 5.000%, due 02/01/28	1,000,000	1,217,830
		20,797,189
Georgia—1.46%
Atlanta Development Authority Revenue Senior Lien, Series A-1 5.000%, due 07/01/32	2,000,000	2,444,140
Main Street Natural Gas, Inc. Revenue, Series A 5.500%, due 09/15/28	1,500,000	1,966,395
Municipal Electric Authority of Georgia Revenue Prerefunded Project One, Subseries D 5.750%, due 01/01/19	1,000,000	1,098,680
Municipal Electric Authority of Georgia Revenue Unrefunded Project One, Subseries D 5.750%, due 01/01/19	455,000	499,899
		6,009,114
Illinois—12.91%
Chicago O'Hare International Airport Revenue Refunding, Series A 5.000%, due 01/01/29[1]	2,500,000	2,984,525
Chicago O'Hare International Airport Revenue, Series A 5.000%, due 01/01/23[1]	1,150,000	1,356,218
Chicago Park District Refunding Limited Tax, Series C 5.000%, due 01/01/27	1,625,000	1,889,062
Chicago Wastewater Transmission Revenue Second Lien 5.000%, due 01/01/25	1,000,000	1,176,530
Chicago Waterworks Revenue Second Lien 5.000%, due 11/01/25	1,300,000	1,583,790
Series A (AMBAC Insured) 5.000%, due 11/01/32	1,500,000	1,516,155
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,796,938
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,186,020
	Face Amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Finance Authority Revenue Advocate Health Care Network 5.000%, due 06/01/27	$3,000,000	$3,577,320
Illinois Finance Authority Revenue University of Chicago, Series A 5.000%, due 10/01/29	2,440,000	2,869,074
Illinois Health Facilities Authority Revenue Evangelical Hospital, Series A (Escrowed to Maturity) 6.750%, due 04/15/17	150,000	156,590
Illinois Municipal Electric Agency Power Supply System Revenue Refunding, Series A 5.000%, due 02/01/32	2,500,000	3,023,600
Illinois Toll Highway Authority Toll Highway Revenue Refunding Senior, Series A-1 5.000%, due 01/01/25	1,250,000	1,408,338
Metropolitan Pier & Exposition Authority Revenue (Mccormick Place Project), Series B 5.000%, due 12/15/22	1,000,000	1,162,820
5.000%, due 12/15/28	2,800,000	3,130,428
Railsplitter Tobacco Settlement Authority 5.500%, due 06/01/23	6,115,000	7,203,164
6.000%, due 06/01/28	2,500,000	2,997,900
Regional Transportation Authority, Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,277,170
University of Illinois, (Auxiliary Facilities System), Series A 5.000%, due 04/01/27	4,000,000	4,719,320
University of Illinois, Series A 5.000%, due 04/01/30	1,000,000	1,185,020
		53,199,982
Indiana—0.90%
Indiana Finance Authority Revenue Refunding (Stadium Project), Series A 5.250%, due 02/01/35	1,000,000	1,228,670
Richmond Hospital Authority Revenue Refunding Reid Hospital & Health Care, Series A 5.000%, due 01/01/30	2,055,000	2,484,598
		3,713,268
Kansas—0.42%
Kansas State Department of Transportation Highway Revenue Refunding (Libor Index), Series B-5 0.713%, due 09/01/19[2]	1,750,000	1,737,155

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Municipal bonds and notes—(continued)
Kentucky—0.59%
Pikeville Hospital Revenue Refunding & Improvement (Pikeville Medical Center) 6.000%, due 03/01/22	$2,055,000	$2,429,359
Louisiana—2.79%
East Baton Rouge Sewerage Commission Revenue Refunding, Series B 5.000%, due 02/01/28	1,000,000	1,242,770
New Orleans Aviation Board Revenue, Series B (AGM Insured) 5.000%, due 01/01/28[1]	1,500,000	1,817,415
State of Louisiana State Highway Improvement Revenue, Series A 5.000%, due 06/15/29	3,500,000	4,313,610
Tobacco Settlement Funding Corp., (Asset-Backed Refunding Bonds), Series A 5.000%, due 05/15/27	4,000,000	4,139,520
		11,513,315
Maryland—1.72%
Maryland Economic Development Corp. (Purple Line Light Rail Project) Revenue Bonds, Series A 5.000%, due 03/31/24[1]	1,000,000	1,173,510
Maryland Health & Higher Educational Facilities Authority Revenue Peninsula Regional Medical Center 5.000%, due 07/01/32	1,500,000	1,800,180
State of Maryland Second, Series C 5.250%, due 08/01/20	3,500,000	4,123,630
		7,097,320
Massachusetts—4.66%
Commonwealth of Massachusetts Federal Highway Grant Anticipation Notes (Accelerated Bridge Program), Series A 5.000%, due 06/15/23	2,500,000	3,046,225
Massachusetts Development Finance Agency Revenue Unrefunded-Partners Healthcare System 5.000%, due 07/01/19	475,000	494,280
Massachusetts Educational Financing Authority, Series K 5.000%, due 07/01/22[1]	2,500,000	2,877,700
Massachusetts State College Building Authority Revenue Refunding, Series B 5.000%, due 05/01/29	2,500,000	3,001,075
Massachusetts State School Building Authority Dedicated Sales Tax Revenue, Series B 5.000%, due 08/15/28	3,000,000	3,655,440
Massachusetts State, Series B 5.000%, due 08/01/22	5,000,000	6,130,000
		19,204,720
	Face Amount	Value
Municipal bonds and notes—(continued)
Michigan—3.42%
Detroit Sewer Disposal Revenue Senior Lien, Series A (AGM Insured) 5.250%, due 07/01/19	$2,500,000	$2,802,900
Michigan State Finance Authority Revenue Refunding (Beaumont Health Credit Group) 5.000%, due 08/01/33	2,415,000	2,879,549
Michigan State Finance Authority Revenue Refunding (Detroit School District), Series A 5.000%, due 05/01/22	1,485,000	1,744,593
Michigan State Finance Authority Revenue Refunding (Unemployment Obligation Assessment), Series B 5.000%, due 07/01/21	4,000,000	4,329,040
Michigan State Finance Authority Revenue Refunding Senior Lien (Detroit Water And Sewerage), Series C-3 (AGM Insured) 5.000%, due 07/01/30	1,500,000	1,795,365
Wayne County Airport Authority Revenue Refunding Detroit Metropolitan Airport, Series D 5.000%, due 12/01/17	510,000	538,851
		14,090,298
Missouri—3.46%
City of Kansas City, Missouri Airport Revenue, Series A 5.000%, due 09/01/23[1]	5,000,000	5,852,450
Missouri Joint Municipal Electric Utility Commission Revenue Refunding Prairie State Project, Series A 5.000%, due 12/01/25	2,300,000	2,893,883
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Coxhealth, Series A 5.000%, due 11/15/34	2,000,000	2,393,980
Missouri State Health & Educational Facilities Authority Health Facilities Revenue Saint Luke's Health System 5.000%, due 11/15/28	1,000,000	1,262,700
Missouri State Health & Educational Facilities Authority Health Facilities Revenue SSM Health Care, Series A 5.000%, due 06/01/27	1,500,000	1,838,070
		14,241,083
Nebraska—1.86%
City of Lincoln, Nebraska Electric System Revenue 5.000%, due 09/01/22	3,790,000	4,644,797
Public Power Generation Agency Revenue Refunding Whelan Energy Center Unit 2, Series A 5.000%, due 01/01/30	2,500,000	3,037,575
		7,682,372

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Municipal bonds and notes—(continued)
Nevada—1.37%
Las Vegas Valley Water District Refunding, Series A 5.000%, due 06/01/21	$2,000,000	$2,379,720
Las Vegas Valley Water District, Series B 5.000%, due 06/01/25	2,700,000	3,271,752
		5,651,472
New Jersey—3.21%
New Jersey Economic Development Authority Revenue Refunding, Series WW 5.250%, due 06/15/31	2,100,000	2,392,026
Series XX 5.000%, due 06/15/26	1,600,000	1,822,208
New Jersey Economic Development Authority Water Facilities Revenue Refunding American Water Co., Series C 5.100%, due 06/01/23[1]	1,000,000	1,123,380
New Jersey Health Care Facilities Financing Authority Revenue Refunding (Virtua Health) 5.000%, due 07/01/25	1,500,000	1,832,100
New Jersey State Higher Education Assistance Authority Revenue, Series 1A 5.000%, due 12/01/18[1]	1,000,000	1,082,930
5.000%, due 12/01/21[1]	2,550,000	2,917,379
Rutgers State University Revenue, Series J 5.000%, due 05/01/19	1,860,000	2,076,076
		13,246,099
New Mexico—0.91%
New Mexico Municipal Energy Acquisition Authority Gas Supply Revenue, Subseries B 0.963%, due 02/01/19[2]	1,000,000	1,000,000
1.063%, due 11/01/39[2]	2,750,000	2,732,592
		3,732,592
New York—11.37%
Metropolitan Transportation Authority New York Dedicated Tax Fund, Subseries B-1 5.000%, due 11/15/29	2,500,000	3,074,275
Metropolitan Transportation Authority Revenue Transportation, Series D 5.000%, due 11/15/23	1,400,000	1,479,394
Nassau County New York Industrial Development, Series B 5.000%, due 10/01/21	4,045,000	4,805,703
New York City Health & Hospital Corp. Revenue Health System, Series A 5.000%, due 02/15/22	3,500,000	4,010,720
	Face Amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York City Municipal Finance Authority Water & Sewer Systems Revenue Refunding, Series DD 5.000%, due 06/15/29	$1,500,000	$1,882,590
New York City Municipal Water Finance Authority Water & Sewer Systems Revenue (Second General Resolution), Series HH 5.000%, due 06/15/29	2,500,000	2,954,100
New York City, Series E 5.000%, due 08/01/24	3,065,000	3,801,152
Series H 5.000%, due 08/01/25	2,990,000	3,750,357
New York City Transitional Finance Authority Future Tax Secured Revenue, Series B 5.000%, due 02/01/23	2,500,000	2,947,825
Subseries I 5.000%, due 05/01/23	2,435,000	3,037,882
New York State Dorm Authority State Personal Income Tax Revenue General Purpose, Series C 5.000%, due 03/15/25	2,320,000	2,741,381
New York State Thruway Authority General Revenue Junior Indebtedness, Series A 5.000%, due 05/01/19	3,000,000	3,351,720
New York State Thruway Authority General Revenue, Series I 5.000%, due 01/01/20	1,500,000	1,712,790
New York Transportation Development Corp. Special Facility Revenue Refunding (Laguardia Airport Terminal B Redevelopment), Series A 5.000%, due 07/01/34[1]	1,000,000	1,162,260
New York Transportation Development Corp. Special Facility Revenue Refunding (Terminal One Group Association) 5.000%, due 01/01/22[1]	1,500,000	1,779,270
Port Authority of New York & New Jersey Revenue Consolidated (One Hundred Eighty-Fifth) 5.000%, due 09/01/22[1]	2,400,000	2,898,912
Triborough Bridge & Tunnel Authority Revenue, Subseries 2003B-2 0.663%, due 01/01/33[2]	1,500,000	1,485,840
		46,876,171
North Carolina—0.88%
North Carolina Capital Improvement Obligations, Series C
5.000%, due 05/01/30	1,000,000	1,172,450
University of North Carolina Chapel Hill Revenue, Series A 5.000%, due 12/01/27	2,160,000	2,451,060
		3,623,510

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Municipal bonds and notes—(continued)
Ohio—0.81%
Kent State University Prerefunded Revenue General Receipts, Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	$2,750,000	$3,075,627
Kent State University Unrefunded Revenue General Receipts, Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	250,000	278,173
		3,353,800
Pennsylvania—2.05%
Allegheny County Port Authority Special Revenue Refunding Transportation 5.000%, due 03/01/25	1,000,000	1,166,670
Pennsylvania Turnpike Commission Turnpike Refunding Subordinated Revenue 5.000%, due 06/01/28	2,000,000	2,444,740
Pennsylvania Turnpike Commission Turnpike Revenue, Series B 5.000%, due 12/01/32	1,250,000	1,523,925
Philadelphia School District Refunding, Series E 5.000%, due 09/01/18	1,000,000	1,068,700
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project, Series B 5.500%, due 09/15/21	2,000,000	2,252,640
		8,456,675
Rhode Island—1.04%
Rhode Island Health & Educational Building Corp. Higher Educational Facilities Revenue (Brown University) 5.000%, due 09/01/22	3,500,000	4,296,320
South Carolina—0.72%
Columbia Waterworks & Sewer Systems Refunding 5.000%, due 02/01/28	2,500,000	2,985,275
Tennessee—1.87%
Metropolitan Government of Nashville & Davidson County, Series D 5.000%, due 07/01/23	5,000,000	5,794,550
Tennessee Energy Acquisition Corp. Gas Revenue, Series A 5.250%, due 09/01/26	1,500,000	1,896,360
		7,690,910
Texas—15.12%
Arlington Independent School District School Building Bond, Series A (PSF-GTD) 5.000%, due 02/15/25	1,400,000	1,734,250
5.000%, due 02/15/26	1,295,000	1,595,815
Central Texas Regional Mobility Authority Senior Lien Revenue, Series A 5.000%, due 01/01/35	1,100,000	1,316,733
	Face Amount	Value
Municipal bonds and notes—(continued)
Texas—(continued)
Central Texas Turnpike System, Series C 5.000%, due 08/15/31	$2,000,000	$2,370,300
City of Brownsville, Texas Utilities System Revenue, Series A 5.000%, due 09/01/28	2,225,000	2,672,759
City of Rockwall, Texas Combination Tax and Surplus Revenue 5.000%, due 08/01/21	1,000,000	1,191,480
City of Waco, Texas Combination Tax And Revenue Certificates of Obligation 5.000%, due 02/01/20	1,550,000	1,771,495
Clifton Higher Education Finance Corp. Revenue Refunding Idea Public Schools (PSF-GTD) 5.000%, due 08/15/28	1,100,000	1,338,381
Cypress-Fairbanks Independent School District (PSF-GTD) 5.000%, due 02/15/25	2,500,000	3,096,875
Dickinson Independent School District (PSF-GTD) 5.000%, due 02/15/30	2,500,000	3,034,475
EL Paso County Hospital District 5.000%, due 08/15/29	2,000,000	2,337,980
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue Contractual Obligations 5.000%, due 11/01/23	2,000,000	2,527,580
Harris County Metropolitan Transportation Authority Sales & Use Tax Revenue, Series A 5.000%, due 11/01/29	2,000,000	2,419,580
Harris County Tax Revenue Refunding Road, Series A 5.000%, due 10/01/28	2,700,000	3,433,968
Harris County-Houston Sports Authority Revenue Refunding Senior Lien, Series A 5.000%, due 11/15/29	1,000,000	1,215,010
Houston Utility System Revenue First Lien, Series D 5.000%, due 11/15/29	2,000,000	2,382,640
Love Field Airport Modernization Corp. General Airport Revenue 5.000%, due 11/01/35[1]	1,700,000	2,018,257
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,901,364
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,516,149
5.000%, due 09/01/22	1,400,000	1,463,868

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
North Texas Tollway Authority Revenue Refunding, Series A 5.000%, due 01/01/31	$2,750,000	$3,334,265
5.000%, due 01/01/34	2,775,000	3,326,864
San Antonio Texas Refunding & Improvement 5.000%, due 02/01/20	4,370,000	5,012,434
Socorro Independent School District Refunding, Series A (PSF-GTD) 5.000%, due 08/15/28	3,885,000	4,788,457
Tarrant County Cultural Education Facilities Finance Corp. Hospital Revenue Refunding (Baylor Scott and White Memorial Hospital), Series B 5.000%, due 11/15/32	1,000,000	1,242,480
University of Texas University Revenues Financing System, Series E 5.000%, due 08/15/23	1,500,000	1,878,345
University of Texas University Revenues Refunding Financing System, Series D Unrefunded Balance 5.000%, due 08/15/17	195,000	199,828
West Travis County Public Utility Agency Revenue 5.500%, due 08/15/24	1,000,000	1,201,670
		62,323,302
Washington—2.94%
Port of Seattle Revenue Refunding 5.500%, due 12/01/22[1]	500,000	601,070
Port of Seattle Revenue, Series C 5.000%, due 04/01/32[1]	1,955,000	2,330,907
Seattle Municipal Lighting & Power Revenue Refunding & Improvement, Series A 5.000%, due 02/01/22	2,500,000	2,946,600
Washington State, Series A-1 5.000%, due 08/01/31	5,000,000	6,235,200
		12,113,777
	Face Amount	Value
Municipal bonds and notes—(concluded)
Wisconsin—2.73%
Public Finance Authority lease Development Revenue (Central District Development Project) 5.000%, due 03/01/34	$1,500,000	$1,815,090
Wisconsin Health & Educational Facilities Authority Revenue (Aspirus, Inc. Obligated Group) 5.000%, due 08/15/27	1,000,000	1,191,230
Wisconsin Health & Educational Facilities Authority Revenue (Aurora Health Care, Inc.), Series A 5.125%, due 04/15/31	3,000,000	3,487,680
Wisconsin Health & Educational Facilities Authority Revenue (Unitypoint Health), Series A 5.000%, due 12/01/26	1,175,000	1,451,807
WPPI Energy Power Supply Revenue, Series A 5.000%, due 07/01/32	2,760,000	3,292,735
		11,238,542
Total municipal bonds and notes (cost—$381,458,281)		407,380,526
Repurchase agreement—0.13%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $515,000 US Treasury Note, 1.625% due 04/30/19; (value—$529,157); proceeds: $518,000 (cost—$518,000)	518,000	518,000
Total investments (cost—$381,976,281)—98.97%		407,898,526
Other assets in excess of liabilities—1.03%		4,243,554
Net assets—100.00%		$412,142,080

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $381,976,281; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$26,259,768
Gross unrealized depreciation	(337,523)
Net unrealized appreciation	$25,922,245

PACE Municipal Fixed Income Investments

Portfolio of investments—July 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$407,380,526	$—	$407,380,526
Repurchase agreement	—	518,000	—	518,000
Total	$—	$407,898,526	$—	$407,898,526

At July 31, 2016 there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Security subject to alternative minimum tax.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

See accompanying notes to financial statements.

PACE International Fixed Income Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned 11.99% before the deduction of the maximum PACE Select program fee.1 In comparison, the Barclays Global Aggregate ex US Index (the "benchmark") returned 12.32%, the Barclays Global Aggregate ex USD 50% Hedged Index gained 10.10%, and the Lipper International Income Funds category posted a median return of 7.22%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 106. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (Unaudited)2

The Portfolio modestly outperformed its benchmark on a gross of fees basis but underperformed its benchmark on a net of fees basis during the reporting period. The 12 months ended July 31, 2016 was a positive one for the global bond markets as yields generally fell across the developed markets. Market action early in the period was driven by speculation as to when the US Federal Reserve Board would begin to raise interest rates. While this finally occurred in December 2015, the economic optimism that led to the move disappeared quickly as 2016 began due to renewed fears about a Chinese and US growth slowdown and banking sector vulnerabilities. Both the European Central Bank and Bank of Japan subsequently introduced policies which included negative interest rates. The UK's surprise "Brexit" vote to leave the European Union in June 2016 provided further impetus to send global yields lower.

Against this backdrop, the Portfolio's performance was negatively impacted by a bias to be underweight duration over the period, particularly among Japanese bonds. However, overall country selection was beneficial, especially a short position in US bonds early in the period and an exposure to Mexican local currency bonds.

While a weakening US dollar had a significant positive contribution to overall returns, currency selection detracted from relative performance, including our preference for the Norwegian krone versus the euro early in the period. Emerging market currency exposures also detracted on a relative basis, including an overweight to the Mexican peso and an underweight to the Taiwanese dollar. Partially offsetting these negative impacts was our tactical exposure to the Russian ruble.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Fixed Income Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Rogge Global Partners Ltd ("Rogge Global Partners")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Rogge Global Partners: Olaf Rogge, John Graham, Malie Conway and David Jacob

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio's assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio.

PACE International Fixed Income Investments

Subadvisor's comments (Unaudited) – concluded

Sector selection was positive overall, as the decision to be overweight credit, including maintaining an exposure to high yield corporate bonds, was positive. During 2016, our preference for financials versus industrials detracted from results and more than offset earlier gains from this positioning.

We utilize derivatives in the Portfolio, mainly interest rate futures and forward foreign exchange contracts. This allowed the Portfolio to take positions in various government bond markets, hedge interest rate exposure and take long and short positions in currencies. Overall, the use of derivatives was beneficial to the Portfolio.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

PACE International Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	11.77%	0.70%	3.87%
Class C2	11.12	0.21	3.37
Class Y3	11.93	0.90	4.13
Class P4	11.99	0.91	4.10
After deducting maximum sales charge
Class A1	7.55	(0.07)	3.47
Class C2	10.37	0.21	3.37
Barclays Global Aggregate ex US Index[5]	12.32	0.04	3.84
Barclays Global Aggregate ex USD 50% Hedged Index[6]	10.10	2.74	4.45
Lipper International Income Funds median	7.22	0.59	4.30

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	10.54%	0.94%	3.80%
Class C2	10.00	0.47	3.30
Class Y3	10.78	1.16	4.07
Class P4	10.75	1.15	4.04
After deducting maximum sales charge
Class A1	6.37	0.17	3.41
Class C2	9.25	0.47	3.30

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.27% and 1.04%; Class C—1.76% and 1.53%; Class Y—1.09% and 0.86%; and Class P—1.08% and 0.85%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees through November 30, 2016 to the extent necessary to reflect the lower subadvisory fee paid by UBS AM to Rogge Global Partners plc, the Portfolio's investment subadvisor; (2) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.25%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%; and (3) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (2)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Barclays Global Aggregate ex USD Index is an unmanaged index which provides a broad-based measure of the global investment grade fixed income markets excluding the US dollar denominated debt market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Global Treasury, Eurodollar, Euro-Yen, Canadian, and investment grade 144A index-eligible securities not already in the three regional aggregate indices. Investors should note that indices do not reflect the deduction of fees and expenses.

6  The Barclays Global Aggregate ex USD 50% Hedged Index, is an index which provides a broad-based measure of the global investment grade fixed income markets excluding US dollar-denominated debt and provides 50% of its currency exposure in the US dollar. The other major currency exposures in this index are the Euro, the Japanese yen and, to a lesser extent, the British pound and the Canadian dollar. The two major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate indices. The index also includes Canadian, Euro-yen, and other non-USD-denominated investment grade aggregate index eligible securities not already in the indices already noted. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Fixed Income Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Fixed Income Investments Class P shares versus the Barclays Global Aggregate ex US Index and the Barclays Global Aggregate ex USD 50% Hedged Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Fixed Income Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Fixed Income Investments

PACE International Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Weighted average duration	7.87 yrs.
Weighted average maturity	10.80 yrs.
Average coupon	3.31%
Net assets (mm)	$565.5
Number of holdings	188
Portfolio composition[1]	07/31/16
Long-term global debt securities	97.3%
Futures and forward foreign currency contracts	0.7
Cash equivalents and other assets less liabilities	2.0
Total	100.0%
Quality diversification[1,2]	07/31/16
AAA	5.1%
AA	6.9
A	22.4
BBB	22.3
BB	2.0
B	0.9
Non-rated	37.7
Futures and forward foreign currency contracts	0.7
Cash equivalents and other assets less liabilities	2.0
Total	100.0%
Top five countries of incorporation[1]	07/31/16
United States	25.8%
Japan	17.0
United Kingdom	10.4
France	6.9
Italy	6.8
Total	66.9%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount		Value
Long-term global debt securities—97.26%
Argentina—0.07%
Argentine Republic Government International Bond 6.875%, due 04/22/21[1]	USD	350,000	$376,250
Austria—0.84%
Austria Government Bond 1.200%, due 10/20/25[2]	EUR	3,800,000	4,752,309
Belgium—1.62%
Belgium Government Bond 4.250%, due 09/28/22[2]	EUR	4,400,000	6,347,738
5.000%, due 03/28/35[2]	EUR	1,400,000	2,817,831
			9,165,569
Canada—5.84%
Canadian Government Bond 5.750%, due 06/01/33	CAD	3,460,000	4,307,318
Province of British Columbia Canada 4.700%, due 06/18/37	CAD	1,450,000	1,503,251
4.950%, due 06/18/40	CAD	2,250,000	2,462,274
Province of Ontario Canada 2.400%, due 06/02/26	CAD	9,450,000	7,590,543
Royal Bank of Canada 1.400%, due 10/13/17	USD	2,450,000	2,455,836
2.350%, due 10/30/20	USD	5,950,000	6,149,016
The Bank of Nova Scotia 2.450%, due 03/22/21	USD	2,400,000	2,470,994
Toronto-Dominion Bank 1.400%, due 04/30/18	USD	6,050,000	6,078,096
			33,017,328
Denmark—0.43%
Denmark Government Bond 1.500%, due 11/15/23	DKK	14,450,000	2,432,968
Dominican Republic—0.15%
Dominican Republic International Bond 6.875%, due 01/29/26[1]	USD	750,000	843,750
France—6.92%
BNP Paribas SA 2.375%, due 09/14/17	USD	5,700,000	5,770,874
Engie SA 2.875%, due 10/10/22[2]	USD	2,369,000	2,450,150
France Government Bond OAT 2.250%, due 05/25/24[2]	EUR	7,750,000	10,309,928
3.250%, due 10/25/21[2]	EUR	5,200,000	6,933,093
4.750%, due 04/25/35[2]	EUR	3,300,000	6,457,973
Numericable-SFR SA 5.375%, due 05/15/22[2]	EUR	950,000	1,093,963
Republic of France 4.000%, due 04/25/55[2]	EUR	450,000	984,990
Societe Generale SA 2.750%, due 10/12/17	USD	4,150,000	4,213,453
5.200%, due 04/15/21[2]	USD	800,000	917,331
			39,131,755
	Face Amount		Value
Long-term global debt securities—(continued)
Germany—0.16%
Trionista Holdco GmbH 5.000%, due 04/30/20[2]	EUR	800,000	$917,878
Indonesia—0.47%
Indonesia Government International Bond 3.375%, due 04/15/23[2]	USD	2,600,000	2,652,000
Ireland—1.59%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.250%, due 01/15/22[1]	EUR	1,000,000	1,153,497
German Residential Funding PLC 0.892%, due 08/27/24[2,3]	EUR	3,282,254	3,724,606
Ireland Government Bond 5.400%, due 03/13/25	EUR	1,450,000	2,315,872
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[2]	EUR	1,350,000	1,770,343
			8,964,318
Italy—6.76%
Assicurazioni Generali SpA 2.875%, due 01/14/20[2]	EUR	100,000	122,270
7.750%, due 12/12/42[2,3]	EUR	1,000,000	1,325,110
Buoni Poliennali Del Tesoro 4.500%, due 02/01/20[2]	EUR	7,200,000	9,295,682
4.750%, due 09/01/21	EUR	3,700,000	5,062,373
Enel SpA 6.500%, due 01/10/74[2,3]	EUR	900,000	1,096,759
Intesa Sanpaolo SpA 4.375%, due 10/15/19[2]	EUR	1,200,000	1,501,974
Italy Buoni Poliennali Del Tesoro 1.500%, due 06/01/25	EUR	650,000	757,004
3.750%, due 09/01/24	EUR	2,000,000	2,724,344
4.500%, due 03/01/24	EUR	4,950,000	7,018,459
4.750%, due 09/01/44[2]	EUR	500,000	871,919
5.000%, due 09/01/40[2]	EUR	4,000,000	7,002,395
Sunrise Srl, Series 2015-3, Class A1 0.529%, due 05/27/35[2,3]	EUR	1,300,000	1,460,487
			38,238,776
Japan—16.97%
Development Bank of Japan 2.300%, due 03/19/26	JPY	500,000,000	5,956,353
Government of Japan 2.200%, due 09/20/26	JPY	467,500,000	5,683,079
2.300%, due 06/20/35	JPY	1,177,000,000	16,087,878
2.300%, due 12/20/36	JPY	480,000,000	6,647,601
Japan Government Thirty Year Bond 2.000%, due 09/20/41	JPY	1,167,100,000	16,274,088
Japan Government Twenty Year Bond 1.000%, due 12/20/35	JPY	118,900,000	1,346,675
2.100%, due 09/20/29	JPY	2,269,200,000	28,533,186
Mizuho Bank Ltd. 1.300%, due 04/16/17[1]	USD	5,900,000	5,898,147

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount		Value
Long-term global debt securities—(continued)
Japan—(concluded)
Sumitomo Mitsui Banking Corp. 1.950%, due 07/23/18	USD	800,000	$806,536
3.200%, due 07/18/22	USD	2,600,000	2,743,653
The Bank of Tokyo-Mitsubishi UFJ Ltd. 1.450%, due 09/08/17[1]	USD	6,000,000	6,003,108
			95,980,304
Kazakhstan—0.18%
Kazakhstan Government International Bond 5.125%, due 07/21/25[2]	USD	950,000	1,037,875
Liberia—0.07%
Royal Caribbean Cruises Ltd. 5.250%, due 11/15/22[4]	USD	350,000	376,250
Luxembourg—0.27%
Fiat Chrysler Finance Europe 4.750%, due 07/15/22[2]	EUR	100,000	122,298
Wind Acquisition Finance SA 4.000%, due 07/15/20[2]	EUR	1,250,000	1,400,994
			1,523,292
Malaysia—0.86%
Malaysia Government Bond, 4.160%, due 07/15/21	MYR	5,800,000	1,482,237
3.955%, due 09/15/25	MYR	13,600,000	3,405,402
			4,887,639
Mexico—2.76%
Mexican Bonos 5.750%, due 03/05/26	MXN	132,400,000	6,961,127
10.000%, due 12/05/24	MXN	127,150,000	8,629,819
			15,590,946
Netherlands—4.67%
ABN AMRO Bank N.V. 4.250%, due 02/02/17[2]	USD	4,000,000	4,059,568
6.375%, due 04/27/21[2]	EUR	1,950,000	2,669,449
Deutsche Telekom International Finance BV 2.250%, due 03/06/17[1]	USD	2,650,000	2,666,830
EDP Finance BV 4.125%, due 01/15/20[1]	USD	800,000	836,859
Enel Finance International N.V. 1.966%, due 01/27/25	EUR	1,014,000	1,282,278
5.000%, due 09/14/22[2]	EUR	1,100,000	1,591,827
ING Bank N.V. 3.750%, due 03/07/17[1]	USD	3,150,000	3,197,184
Linde Finance BV 3.125%, due 12/12/18	EUR	2,050,000	2,469,413
Netherlands Government Bond 1.750%, due 07/15/23[2]	EUR	1,450,000	1,863,206
4.000%, due 01/15/37[2]	EUR	1,900,000	3,726,137
Teva Pharmaceutical Finance Netherlands III BV 2.800%, due 07/21/23	USD	1,100,000	1,119,473
UPC Holding BV 6.750%, due 03/15/23[1]	EUR	750,000	906,628
			26,388,852
	Face Amount		Value
Long-term global debt securities—(continued)
Norway—0.13%
DnB Bank ASA 4.375%, due 02/24/21[2]	EUR	570,000	$760,063
Panama—0.21%
Carnival Corp. 1.125%, due 11/06/19	EUR	1,050,000	1,208,485
Poland—0.21%
Poland Government Bond 5.750%, due 09/23/22	PLN	3,850,000	1,174,799
Romania—0.49%
Romanian Government International Bond 2.875%, due 10/28/24[2]	EUR	850,000	1,010,882
3.625%, due 04/24/24[2]	EUR	1,400,000	1,756,938
			2,767,820
South Korea—2.20%
Korea Treasury Bond 3.000%, due 09/10/24	KRW	4,709,000,000	4,731,651
5.750%, due 09/10/18	KRW	7,924,710,000	7,733,650
			12,465,301
Spain—4.83%
Bankinter S.A. 0.000%, due 06/21/43[2,3]	EUR	1,753,434	1,920,896
BBVA Senior Finance SAU 2.375%, due 01/22/19[2]	EUR	2,000,000	2,358,869
Fondo de Titulizacion de Activos Santander Hipotecario, Series 2 0.007%, due 01/18/49[2,3]	EUR	1,468,138	1,603,516
Iberdrola Finanzas SAU 4.125%, due 03/23/20	EUR	1,800,000	2,316,930
Spain Government Bond 1.600%, due 04/30/25[2]	EUR	600,000	712,053
3.800%, due 04/30/24[2]	EUR	2,150,000	2,954,810
4.400%, due 10/31/23[2]	EUR	2,250,000	3,194,440
4.900%, due 07/30/40[2]	EUR	1,250,000	2,210,921
5.150%, due 10/31/44[2]	EUR	400,000	748,086
5.850%, due 01/31/22[2]	EUR	6,350,000	9,266,827
			27,287,348
Sweden—2.36%
Government of Sweden 3.500%, due 06/01/22	SEK	18,225,000	2,616,754
4.250%, due 03/12/19	SEK	14,830,000	1,957,914
Nordea Bank AB 3.125%, due 03/20/17[1]	USD	5,200,000	5,267,283
Swedbank AB 2.125%, due 09/29/17[1]	USD	3,450,000	3,483,713
			13,325,664
United Kingdom—10.39%
Anglo American Capital PLC 2.500%, due 04/29/21[2]	EUR	1,400,000	1,504,731

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
Arkle Master Issuer PLC 3.986%, due 08/17/17[2]	GBP	1,050,000	$1,426,617
4.681%, due 02/17/17[2]	GBP	700,000	945,112
Aviva PLC 3.375%, due 12/04/45[2,3]	EUR	1,900,000	2,042,152
Barclays Bank PLC 5.140%, due 10/14/20	USD	1,100,000	1,186,580
BAT International Finance PLC 3.625%, due 11/09/21[2]	EUR	1,050,000	1,378,687
Coventry Building Society 2.250%, due 12/04/17[2]	EUR	4,200,000	4,818,631
FCE Bank PLC 1.875%, due 06/24/21[2]	EUR	500,000	594,903
Hutchison Whampoa International 14 Ltd. 1.625%, due 10/31/17[1]	USD	3,450,000	3,461,146
Imperial Brands Finance PLC 2.950%, due 07/21/20[1]	USD	3,900,000	4,041,862
Lloyds Banking Group PLC 4.500%, due 11/04/24	USD	1,450,000	1,504,575
Lloyds TSB Bank PLC 6.500%, due 03/24/20[2]	EUR	1,400,000	1,839,984
Penarth Master Issuer PLC 0.882%, due 05/18/19[1,3]	USD	3,300,000	3,285,520
Santander UK Group Holdings PLC 3.125%, due 01/08/21	USD	1,300,000	1,320,773
Silverstone Master Issuer PLC 0.896%, due 01/21/70[1,3]	GBP	1,400,000	1,844,044
5.063%, due 01/21/55[2,3]	GBP	1,400,000	1,870,374
Taurus 2013 GMF1 PLC, Class A 0.792%, due 05/21/24[2,3]	EUR	1,862,542	2,101,064
United Kingdom Gilt 3.250%, due 01/22/44[2]	GBP	4,600,000	8,379,684
4.500%, due 09/07/34[2]	GBP	5,200,000	10,369,898
United Kingdom Treasury Bonds 4.250%, due 12/07/55[2]	GBP	1,970,000	4,842,658
			58,758,995
United States—25.81%
AbbVie, Inc. 2.850%, due 05/14/23	USD	3,350,000	3,421,161
Activision Blizzard, Inc. 5.625%, due 09/15/21[1]	USD	1,350,000	1,412,437
AES Corp. 3.673%, due 06/01/19[3]	USD	513,000	511,718
Aetna, Inc. 2.750%, due 11/15/22	USD	1,050,000	1,075,244
2.800%, due 06/15/23	USD	1,250,000	1,287,025
American International Group, Inc. 4.875%, due 06/01/22	USD	1,150,000	1,290,308
Anheuser-Busch InBev Finance, Inc. 2.650%, due 02/01/21	USD	7,950,000	8,238,649
AT&T, Inc. 1.300%, due 09/05/23	EUR	550,000	648,767
2.400%, due 03/15/24	EUR	900,000	1,133,481
2.500%, due 03/15/23	EUR	1,300,000	1,634,509
3.800%, due 03/15/22	USD	750,000	808,935
	Face Amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Bank of America Corp. 2.000%, due 01/11/18	USD	3,850,000	$3,875,768
Bank of America NA 2.050%, due 12/07/18	USD	500,000	507,791
BMW US Capital LLC 2.000%, due 04/11/21[1]	USD	1,900,000	1,932,644
Branch Banking & Trust Co. 3.800%, due 10/30/26	USD	1,600,000	1,761,459
Capital One NA/Mclean VA 1.500%, due 09/05/17	USD	1,800,000	1,802,867
Celgene Corp. 2.875%, due 08/15/20	USD	2,800,000	2,911,350
Cemex Finance LLC 5.250%, due 04/01/21[2]	EUR	800,000	931,643
Charter Communications Operating LLC/ Charter Communications Operating Capital 3.579%, due 07/23/20[1]	USD	1,150,000	1,210,470
Chubb INA Holdings, Inc. 2.875%, due 11/03/22	USD	950,000	1,002,120
Cigna Corp. 3.250%, due 04/15/25	USD	2,850,000	2,972,596
Citigroup, Inc. 2.050%, due 12/07/18	USD	3,000,000	3,031,767
2.150%, due 07/30/18	USD	1,050,000	1,062,356
Comcast Corp. 3.150%, due 03/01/26	USD	3,450,000	3,692,566
Commercial Mortgage Pass-Through Certificates, Series 2012-9W57, Class A 2.365%, due 02/10/29[1]	USD	1,250,000	1,255,276
Constellation Energy Group, Inc. 5.150%, due 12/01/20	USD	2,600,000	2,898,410
CVS Health Corp. 2.125%, due 06/01/21	USD	800,000	815,813
2.800%, due 07/20/20	USD	2,700,000	2,824,683
Daimler Finance North America LLC 1.125%, due 03/10/17[1]	USD	2,850,000	2,851,425
DB Master Finance LLC, Series 2015-1A, Class A2I 3.262%, due 02/20/45[1]	USD	3,555,000	3,580,824
Duke Energy Corp. 2.100%, due 06/15/18	USD	550,000	555,583
3.050%, due 08/15/22	USD	1,150,000	1,197,788
Ford Credit Auto Owner Trust, Series 2014-2, Class A 2.310%, due 04/15/26[1]	USD	3,750,000	3,832,836
Ford Motor Credit Co. LLC 1.684%, due 09/08/17	USD	2,850,000	2,855,344
2.943%, due 01/08/19	USD	800,000	822,225
General Motors Financial Co., Inc. 4.200%, due 03/01/21	USD	1,100,000	1,161,235
GRACE 2014-GRCE Mortgage Trust, Class A 3.369%, due 06/10/28[1]	USD	2,550,000	2,731,548
HD Supply, Inc. 5.250%, due 12/15/21[1]	USD	492,000	520,905

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2016

	Face Amount		Value
Long-term global debt securities—(continued)
United States—(continued)
Hilton USA Trust, Series 2013-HLT 2.662%, due 11/05/30[1]	USD	2,980,000	$2,998,350
International Lease Finance Corp. 8.875%, due 09/01/17[4]	USD	1,100,000	1,179,750
Kraft Heinz Foods Co. 3.500%, due 07/15/22[1]	USD	1,000,000	1,073,961
MasterCard, Inc. 1.100%, due 12/01/22	EUR	1,400,000	1,636,805
MetLife, Inc. 3.600%, due 11/13/25	USD	1,950,000	2,070,428
Molson Coors Brewing Co. 1.450%, due 07/15/19	USD	900,000	905,251
Morgan Stanley 5.500%, due 07/28/21	USD	2,400,000	2,756,129
Morgan Stanley Capital I Trust 2014-CPT, Class A 3.350%, due 07/13/29[1]	USD	3,850,000	4,106,559
Navient LLC 8.450%, due 06/15/18	USD	1,300,000	1,413,750
Newell Brands, Inc. 3.750%, due 10/01/21[1]	EUR	1,100,000	1,371,842
OBP Depositor LLC Trust, Series 2010-OBP, Class A 4.646%, due 07/15/45[1]	USD	1,348,000	1,484,216
PNC Bank NA 1.950%, due 03/04/19	USD	2,250,000	2,286,619
PPG Industries, Inc. 0.875%, due 03/13/22	EUR	2,200,000	2,543,965
PPL Capital Funding, Inc. 3.950%, due 03/15/24	USD	700,000	758,308
Prologis LP 3.375%, due 02/20/24	EUR	2,100,000	2,781,205
Reliance Holding USA, Inc. 5.400%, due 02/14/22[1]	USD	2,300,000	2,589,906
Reynolds American, Inc. 2.300%, due 06/12/18	USD	350,000	356,243
4.450%, due 06/12/25	USD	3,000,000	3,387,039
Sempra Energy 3.550%, due 06/15/24	USD	2,900,000	3,065,477
Southern Power Co. 1.000%, due 06/20/22	EUR	2,600,000	2,983,829
Starbucks Corp. 2.450%, due 06/15/26	USD	2,350,000	2,425,287
SunTrust Banks, Inc. 2.350%, due 11/01/18	USD	1,900,000	1,934,960
Synchrony Financial 1.875%, due 08/15/17	USD	1,750,000	1,752,604
2.700%, due 02/03/20	USD	1,300,000	1,317,138
	Face Amount		Value
Long-term global debt securities—(concluded)
United States—(concluded)
The Brooklyn Union Gas Co. 3.407%, due 03/10/26[1]	USD	1,400,000	$1,510,032
The Coca-Cola Co. 0.014%, due 09/09/19[3]	EUR	1,200,000	1,341,964
The Goldman Sachs Group, Inc. 2.750%, due 09/15/20	USD	300,000	308,008
3.750%, due 05/22/25	USD	600,000	633,478
5.750%, due 01/24/22	USD	2,350,000	2,735,623
UnitedHealth Group, Inc. 2.700%, due 07/15/20	USD	1,450,000	1,518,963
2.750%, due 02/15/23	USD	1,500,000	1,564,212
Verizon Communications, Inc. 2.375%, due 02/17/22	EUR	3,200,000	3,999,472
Virginia Electric & Power Co. 3.150%, due 01/15/26	USD	1,650,000	1,771,725
Wells Fargo & Co. 3.000%, due 04/22/26	USD	1,000,000	1,027,604
4.100%, due 06/03/26	USD	3,950,000	4,280,737
			145,932,965
Total long-term global debt securities (cost—$529,859,674)			549,959,499
Repurchase agreement—0.33%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $150,529 US Treasury Bond, 7.875% due 02/15/21 and $1,657,341 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$1,903,354); proceeds: $1,866,002 (cost—$1,866,000)		1,866,000	1,866,000
	Number of Shares
Investment of cash collateral from securities loaned—0.22%
Money market fund—0.22%
State Street Institutional U.S. Government Money Market Fund (cost—$1,220,380)		1,220,380	1,220,380
Total investments (cost—$532,946,054)—97.81%			553,045,879
Other assets in excess of liabilities—2.19%			12,408,847
Net assets—100.00%			$565,454,726

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2016

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $538,680,564; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$28,022,340
Gross unrealized depreciation	(13,657,025)
Net unrealized appreciation	$14,365,315

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts:
87	AUD	Australian Bond 10 Year Futures	September 2016	$8,912,432	$9,080,626	$168,194
24	CAD	Canada Government Bond 10 Year Futures	September 2016	2,656,578	2,729,307	72,729
63	EUR	German Euro BOBL Futures	September 2016	9,321,328	9,414,917	93,589
145	EUR	German Euro Bund Futures	September 2016	26,700,014	27,203,691	503,677
58	EUR	German Euro Buxl 30 Year Futures	September 2016	11,524,162	12,776,867	1,252,705
361	EUR	German Euro Schatz Futures	September 2016	45,116,726	45,211,067	94,341
118	GBP	United Kingdom Long Gilt Bond Futures	September 2016	19,155,591	20,450,079	1,294,488
21	JPY	Japan Government Bond 10 Year Futures	September 2016	31,294,864	31,406,870	112,006
				$154,681,695	$158,273,424	$3,591,729
				Proceeds
US Treasury futures sell contracts:
623	USD	US Treasury Note 5 Year Futures	September 2016	$76,101,711	$76,015,734	$85,977
316	USD	US Treasury Note 10 Year Futures	September 2016	41,060,599	42,042,813	(982,214)
184	USD	US Treasury Note 2 Year Futures	September 2016	40,068,496	40,296,000	(227,504)
8	USD	US 30 Year Long Bond Futures	September 2016	1,301,295	1,395,500	(94,205)
				$158,532,101	$159,750,047	$(1,217,946)
						$2,373,783

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	MXN	141,125,636	USD	7,537,555	09/08/16	$39,947
CITI	MYR	9,520,000	USD	2,290,774	09/08/16	(42,803)
CITI	RUB	750,560,000	USD	11,406,646	09/08/16	140,354
CITI	USD	887,542	EUR	800,000	08/18/16	7,399
CITI	USD	86,774,583	EUR	76,122,262	08/18/16	(1,618,397)
CITI	USD	429,491	GBP	330,000	08/18/16	7,350
CITI	USD	14,981,930	JPY	1,599,013,925	08/18/16	697,342
CITI	USD	4,401,321	MXN	82,666,377	09/08/16	(9,489)
CITI	USD	6,807,469	RUB	468,095,178	09/08/16	218,881
CITI	USD	1,287,375	TRY	3,888,000	09/08/16	2,650

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	USD	5,423,335	TWD	172,820,000	09/08/16	$(6,158)
GSI	CAD	9,175,102	USD	7,231,437	08/18/16	203,393
GSI	KRW	558,944,000	USD	468,323	09/08/16	(30,552)
GSI	MXN	36,574,999	USD	1,953,313	09/08/16	10,186
GSI	TWD	215,752,939	USD	6,612,428	09/08/16	(150,515)
GSI	USD	12,234,020	AUD	16,468,588	08/18/16	275,311
GSI	USD	639,030	GBP	435,037	08/18/16	(63,146)
GSI	USD	5,283,408	IDR	73,300,000,000	09/08/16	282,496
GSI	USD	4,886,267	RUB	335,952,822	09/08/16	156,558
GSI	USD	1,388,216	SGD	1,916,779	09/08/16	41,056
JPMCB	EUR	6,783,996	CHF	7,429,527	08/18/16	82,618
JPMCB	EUR	731,914	DKK	5,442,582	08/18/16	(267)
JPMCB	EUR	1,178,073	NOK	10,880,564	08/18/16	(28,216)
JPMCB	EUR	1,230,000	USD	1,372,641	08/18/16	(3,331)
JPMCB	EUR	6,908,661	USD	7,798,142	08/18/16	69,586
JPMCB	GBP	1,430,000	USD	1,988,061	08/18/16	95,086
JPMCB	JPY	677,897,748	EUR	5,940,000	08/18/16	(2,248)
JPMCB	JPY	787,685,402	USD	7,500,000	08/18/16	(223,719)
JPMCB	USD	17,086,850	CAD	21,739,001	08/18/16	(434,976)
JPMCB	USD	26,019,440	GBP	17,896,183	08/18/16	(2,329,215)
JPMCB	USD	86,811,970	JPY	9,265,311,319	08/18/16	4,039,858
JPMCB	USD	693,482	MXN	13,195,228	09/08/16	7,543
JPMCB	USD	1,242,849	NZD	1,784,421	08/18/16	44,873
MSCI	EUR	610,338	CZK	16,500,000	09/08/16	(21)
MSCI	EUR	679,609	PLN	3,000,000	09/08/16	8,194
MSCI	EUR	2,526,000	USD	2,849,126	08/18/16	23,350
MSCI	TWD	496,789,061	USD	15,225,664	09/08/16	(346,574)
MSCI	USD	1,131,970	EUR	1,015,000	08/18/16	3,486
MSCI	USD	1,542,617	ZAR	24,670,000	09/08/16	221,662
						$1,389,552

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$3,074,700	$41,636,513	$44,711,213	$—	$2,370

PACE International Fixed Income Investments

Portfolio of investments—July 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$549,959,499	$—	$549,959,499
Repurchase agreement	—	1,866,000	—	1,866,000
Investment of cash collateral from securities loaned	—	1,220,380	—	1,220,380
Futures contracts	3,677,706	—	—	3,677,706
Forward foreign currency contracts	—	6,679,179	—	6,679,179
Total	$3,677,706	$559,725,058	$—	$563,402,764
Liabilities
Futures contracts	(1,303,923)		—	(1,303,923)
Forward foreign currency contracts	—	(5,289,627)	—	(5,289,627)
Total	$(1,303,923)	$(5,289,627)	$—	$(6,593,550)

At July 31, 2016, there were no transfers between Level 1 and Level 2.

Investments by type of issuer (unaudited)

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	47.41%	—%
Repurchase agreement	—	0.34
Banks and other financial institutions	32.90	—
Industrial	19.13	—
Investment of cash collateral from securities loaned	—	0.22
	99.44%	0.56%

Portfolio footnotes

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 13.75% of net assets as of July 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At July 31, 2016, the value of these securities amounted to 28.79% of net assets.

3  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

4  Security, or portion thereof, was on loan at July 31, 2016.

See accompanying notes to financial statements.

PACE High Yield Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned 5.03% before the deduction of the maximum PACE Select program fee.1 In comparison, the BofA Merrill Lynch Global High Yield Index (Hedged in USD) (the "benchmark") gained 5.86%, and the Lipper High Yield Funds category posted a median return of 2.63%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 118. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisor's comments (Unaudited)2

The Portfolio outperformed its benchmark on a gross of fees basis but underperformed its benchmark on a net of fees basis during the reporting period. There were several factors that drove volatility in the global credit markets during the second half of 2015. Oil prices fell from roughly $45 per barrel to about $37 per barrel and continued to put more pressure on already price-sensitive energy companies. Liquidity concerns came to the fore in high yield markets as several high yield funds announced that they would be suspending redemptions or liquidating. Over the fourth quarter of 2015, we saw the US dollar strengthen and, in December, the US Federal Reserve Board (the "Fed") raised the federal funds rate by 0.25%, putting an official end to the "zero interest rate policy." Although the market initially rallied on the news of a rate increase, a stronger US dollar and the resultant collapsing of commodity prices saw equity and high yield volatility return toward the end of 2015. The concern continued to be that higher interest rates in the US and a stronger US dollar would have a negative impact on already tepid US economic growth, particularly in the commodity and industrial sectors, pushing the broader US economy into a recession.

Throughout the fourth quarter of 2015, our large underweight to the industrial and energy sectors significantly contributed relative to performance. We have also been underweight commodity sectors, such as coal, metals and mining, and oil field equipment and services. Early in 2016, the high-yield rally was based on easing fears about oil, China and the US dollar. More recently, the rally has been driven by an acceptance that central bank stimulus will remain for some time, strong investor demand and encouraging economic data. The United Kingdom's decision to leave the European Union has led markets to conclude the European Central Bank will likely be providing stimulus for a least 1-2 more years, thereby driving the yield on the 10-year German bund to -0.10%. With bunds at this level,

PACE Select Advisors Trust – PACE High Yield Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Nomura Corporate Research and Asset Management Inc. and Nomura Asset Management Management Singapore Limited ("NCRAM")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

NCRAM: David Crall, CFA, Stephen Kotsen, CFA, Steven Rosenthal, CFA, Elizabeth Gunning, CFA, Simon Tan, CFA

Objective:

Total return

Investment process:

NCRAM seeks to capture the global high yield bond market's attractive total returns while minimizing losses by identifying "Strong Horse" companies that can carry their debt load through the economic cycle. NCRAM invests in the debt of such companies to seek yield and capital appreciation while managing the overall risk of the portfolio.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE High Yield Investments

Subadvisor's comments (Unaudited) – concluded

markets believe the Fed will need to move very slowly to prevent the US dollar from getting much stronger. Meanwhile, global economic data and corporate outlooks support the view that global economic growth is stable and perhaps improving a little. In summary, low Treasury yields in conjunction with stable economic growth have pushed investors into global high yield and other risk markets.

During the reporting period as a whole, an overweight and positive issuer selection in the packaging sector contributed the most to performance. Overweights and positive issuer selection in the wireless and gaming sectors were also additive for performance. These positives were offset by overweights to the support services and cable and satellite sectors. From a ratings perspective, an underweight and positive issuer selection in BB-rated bonds, coupled with an overweight and positive issuer selection in B-rated bonds, contributed to relative performance, while an overweight to CCC-rated bonds slightly detracted from results. From a regional perspective, an overweight and positive issuer selection in US high yield added the most value, while underweights to European high yield and emerging market ex-Asia high yield provided slight drags on results during the fiscal year.

Currency forwards were used during the reporting period to hedge the currency exposure of the Portfolio into US dollars. Overall, derivatives detracted from performance during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	4.88%	5.24%	7.18%	7.01%
Class C3	4.38	4.76	N/A	10.55
Class Y4	5.11	5.50	N/A	12.61
Class P5	5.03	5.45	7.42	7.25
After deducting maximum sales charge
Class A2	0.93	4.45	6.77	6.61
Class C3	3.64	4.76	N/A	10.55
BofA Merrill Lynch Global High Yield Index (Hedged in USD)[6]	5.86	6.77	8.04	7.92
Lipper High Yield Funds median	2.63	4.96	6.21	6.06

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	1.81%	4.76%	7.00%	6.80%
Class C3	1.32	4.28	N/A	10.30
Class Y4	1.93	5.03	N/A	12.37
Class P5	1.97	4.98	7.24	7.04
After deducting maximum sales charge
Class A2	(1.99)	3.96	6.59	6.39
Class C3	0.60	4.28	N/A	10.30

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.26% and 1.16%; Class C—1.73% and 1.63%; Class Y—1.03% and 0.93%; and Class P—1.09% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.28%; Class C—1.78%; Class Y—1.03%; and Class P—1.03%; and (2) waive its management fees through November 30, 2016 to reflect a lower management fee paid by the Portfolio to UBS AM. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 3.75%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.50% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The BofA Merrill Lynch Global High Yield Index (Hedged in USD) is an unmanaged index which covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$100 million, 50 million pounds sterling or 100 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE High Yield Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE High Yield Investments Class P shares versus the BofA Merrill Lynch Global High Yield Index (Hedged in USD) over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE High Yield Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE High Yield Investments

PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Weighted average duration	3.92 yrs.
Weighted average maturity	6.35 yrs.
Average coupon	6.61%
Net assets (mm)	$420.7
Number of holdings	734
Portfolio composition[1]	07/31/16
Bonds and loan assignments	96.8%
Common stocks, preferred stock and warrants	0.4
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.2
Total	100.0%
Quality diversification[1,2]	07/31/16
BB & higher	38.5%
B	40.7
CCC & lower	11.1
Not rated	6.9
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.2
Total	100.0%
Asset allocation[1]	07/31/16
Corporate bonds	95.5%
Loan assignments	1.1
Common stocks, preferred stock and warrants	0.4
Non-US government obligation	0.2
Forward foreign currency contracts	(0.4)
Cash equivalents and other assets less liabilities	3.2
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—95.47%
Aerospace & defense—0.75%
KLX, Inc. 5.875%, due 12/01/22[2]		270,000	$273,375
TA MFG. Ltd. 3.625%, due 04/15/23[3]	EUR	825,000	877,318
TransDigm, Inc. 6.000%, due 07/15/22		1,610,000	1,666,350
6.375%, due 06/15/26[2]		175,000	179,813
7.500%, due 07/15/21		150,000	158,625
			3,155,481
Airlines—0.82%
Air Canada 7.750%, due 04/15/21[2]		225,000	235,125
8.750%, due 04/01/20[2]		425,000	453,687
American Airlines Group, Inc. 4.625%, due 03/01/20[2,4]		2,250,000	2,216,250
US Airways Pass Through Trust 2012-1, Class B 8.000%, due 10/01/19		476,734	529,175
			3,434,237
Auto & truck—0.56%
Accuride Corp. 9.500%, due 08/01/18[4]		150,000	143,250
Autodis SA 6.500%, due 02/01/19[3]	EUR	562,500	651,200
GIE PSA Tresorerie 6.000%, due 09/19/33	EUR	850,000	1,161,706
Navistar International Corp. 8.250%, due 11/01/21[4]		537,000	397,380
			2,353,536
Automotive parts—0.42%
MPG Holdco I, Inc. 7.375%, due 10/15/22[4]		1,305,000	1,337,625
The Goodyear Tire & Rubber Co. 5.000%, due 05/31/26		400,000	421,500
			1,759,125
Banking-non-US—3.35%
Australia & New Zealand Banking Group Ltd. 6.750%, due 06/15/26[3,5,6]		1,000,000	1,087,223
Banco Bilbao Vizcaya Argentaria SA 6.750%, due 02/18/20[3,5,6]	EUR	1,000,000	1,014,675
Banco do Brasil SA 3.875%, due 10/10/22		300,000	280,650
5.875%, due 01/26/22[2]		450,000	451,688
Banco Nacional de Costa Rica 5.875%, due 04/25/21[2]		300,000	313,125
6.250%, due 11/01/23[3]		450,000	467,437
Bankia SA 4.000%, due 05/22/24[3,5]	EUR	800,000	878,485
Credit Suisse AG 5.750%, due 09/18/25[3,5]	EUR	1,125,000	1,359,974
Credit Suisse Group AG 6.250%, due 12/18/24[2,5,6]		200,000	193,252
HBOS Capital Funding LP 6.461%, due 11/30/18[3,5,6]	GBP	450,000	633,370
	Face Amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
ICICI Bank Ltd. 6.375%, due 04/30/22[3,5]		1,300,000	$1,320,371
Royal Bank of Scotland Group PLC 3.625%, due 03/25/24[3,5]	EUR	400,000	442,633
7.092%, due 09/29/17[3,5,6]	EUR	600,000	655,909
7.500%, due 08/10/20[5,6]		400,000	389,000
8.000%, due 08/10/25[5,6]		200,000	198,750
Royal Capital BV 5.500%, due 05/05/21[3,5,6]		500,000	517,692
Sberbank of Russia Via SB Capital SA 5.125%, due 10/29/22[3]		1,500,000	1,513,500
5.250%, due 05/23/23[3]		300,000	292,620
Turkiye Vakiflar Bankasi TAO 6.000%, due 11/01/22[3]		700,000	676,900
UniCredit SpA 6.950%, due 10/31/22[3]	EUR	725,000	919,500
Yapi ve Kredi Bankasi AS 5.500%, due 12/06/22[3,4]		500,000	479,945
			14,086,699
Banking-US—1.03%
JPMorgan Chase & Co. 6.125%, due 04/30/24[5,6]		900,000	958,500
6.750%, due 02/01/24[5,6]		1,200,000	1,351,380
The Goldman Sachs Group, Inc. 5.375%, due 05/10/20[5,6]		375,000	380,739
Washington Mutual Bank 3.283%, due 05/01/09[7]		500,000	103,750
Wells Fargo & Co. 5.900%, due 06/15/24[5,6]		1,430,000	1,524,738
			4,319,107
Building & construction—1.83%
Beazer Homes USA, Inc. 5.750%, due 06/15/19[4]		950,000	927,438
K. Hovnanian Enterprises, Inc. 7.250%, due 10/15/20[2]		1,240,000	1,131,500
KB Home 7.500%, due 09/15/22		1,340,000	1,413,700
Lennar Corp. 4.875%, due 12/15/23		200,000	206,500
Mattamy Group Corp. 6.500%, due 11/15/20[2]		375,000	370,781
Meritage Homes Corp. 6.000%, due 06/01/25		1,165,000	1,213,790
Shea Homes LP/Shea Homes Funding Corp. 6.125%, due 04/01/25[2]		2,225,000	2,270,879
William Lyon Homes, Inc. 7.000%, due 08/15/22		175,000	176,750
			7,711,338
Building products—1.46%
Associated Materials LLC 9.125%, due 11/01/17		535,000	500,225
Builders FirstSource, Inc. 10.750%, due 08/15/23[2]		1,450,000	1,609,500

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Building products—(concluded)
Building Materials Holding Corp. 9.000%, due 09/15/18[2]		675,000	$702,000
7.750%, due 04/16/26[2]		800,000	888,000
CPG Merger Sub LLC 8.000%, due 10/01/21[2]		125,000	126,250
Eagle Materials, Inc. 4.500%, due 08/01/26		150,000	152,437
Griffon Corp. 5.250%, due 03/01/22		100,000	100,125
James Hardie International Finance Ltd. 5.875%, due 02/15/23[2]		200,000	208,500
Nortek, Inc. 8.500%, due 04/15/21[4]		375,000	393,750
Standard Industries, Inc. 5.125%, due 02/15/21[2]		225,000	235,125
5.375%, due 11/15/24[2,4]		25,000	26,219
5.500%, due 02/15/23[2]		175,000	182,437
Summit Materials LLC/Summit Materials Finance Corp. 8.500%, due 04/15/22[2]		75,000	80,813
Wienerberger AG 6.500%, due 02/09/21[5,6]	EUR	800,000	938,196
			6,143,577
Building products-cement—0.75%
HeidelbergCement Finance BV 7.500%, due 04/03/20[3]	EUR	395,000	547,597
New Enterprise Stone & Lime Co., Inc. 11.000%, due 09/01/18		825,000	810,562
Union Andina de Cementos SAA 5.875%, due 10/30/21[3]		750,000	779,063
West China Cement Ltd. 6.500%, due 09/11/19[3]		1,000,000	1,018,750
			3,155,972
Cable—3.73%
Cablevision SA 6.500%, due 06/15/21[2]		900,000	927,000
Cablevision Systems Corp. 5.875%, due 09/15/22		375,000	344,063
8.625%, due 09/15/17		350,000	371,875
CCO Holdings LLC/CCO Holdings Capital Corp. 5.500%, due 05/01/26[2]		125,000	130,469
5.750%, due 09/01/23		675,000	705,375
5.750%, due 02/15/26[2]		575,000	606,625
Cequel Communications Holdings I LLC/ Cequel Capital Corp. 5.125%, due 12/15/21[2]		50,000	49,875
6.375%, due 09/15/20[2,4]		1,200,000	1,237,500
7.750%, due 07/15/25[2]		200,000	213,000
Dish DBS Corp. 5.875%, due 07/15/22		730,000	729,547
5.875%, due 11/15/24[4]		200,000	193,000
6.750%, due 06/01/21[4]		860,000	913,750
7.750%, due 07/01/26[2]		500,000	518,438
	Face Amount[1]		Value
Corporate bonds—(continued)
Cable—(concluded)
Midcontinent Communications & Midcontinent Finance Corp. 6.875%, due 08/15/23[2]		425,000	$444,125
SFR Group SA 5.625%, due 05/15/24[3]	EUR	1,150,000	1,308,843
6.000%, due 05/15/22[2]		3,200,000	3,128,000
7.375%, due 05/01/26[2]		800,000	799,000
Unitymedia GmbH 6.125%, due 01/15/25[2,4]		400,000	422,000
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 4.000%, due 01/15/25[3]	EUR	600,000	697,632
4.625%, due 02/15/26[3]	EUR	600,000	711,048
5.500%, due 01/15/23[2,4]		400,000	418,000
5.625%, due 04/15/23[3]	EUR	680,000	814,255
			15,683,420
Car rental—0.40%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 5.125%, due 06/01/22[2,4]		1,600,000	1,570,000
Flexi-Van Leasing, Inc. 7.875%, due 08/15/18[2]		100,000	98,000
			1,668,000
Chemicals—3.58%
A Schulman, Inc. 6.875%, due 06/01/23[2,4]		250,000	253,750
Blue Cube Spinco, Inc. 10.000%, due 10/15/25[2]		325,000	371,312
Braskem Finance Ltd. 5.375%, due 05/02/22[3]		2,000,000	2,035,000
Consolidated Energy Finance SA 6.750%, due 10/15/19[2,4]		400,000	397,000
CVR Partners LP/CVR Nitrogen Finance Corp. 9.250%, due 06/15/23[2,4]		375,000	383,437
Hexion, Inc. 6.625%, due 04/15/20		250,000	211,250
8.875%, due 02/01/18		300,000	267,750
10.000%, due 04/15/20		25,000	24,500
Hexion, Inc./Hexion Nova Scotia Finance ULC 9.000%, due 11/15/20		425,000	294,313
Huntsman International LLC 4.250%, due 04/01/25	EUR	300,000	321,146
5.125%, due 04/15/21	EUR	1,150,000	1,352,583
INEOS Group Holdings SA 5.375%, due 08/01/24[2]	EUR	1,725,000	1,909,020
5.875%, due 02/15/19[2,4]		200,000	205,500
6.125%, due 08/15/18[2,4]		200,000	203,480
Kissner Milling Co. Ltd. 7.250%, due 06/01/19[2]		150,000	151,500
Perstorp Holding AB 11.000%, due 08/15/17[2]		1,750,000	1,750,000
Platform Specialty Products Corp. 6.500%, due 02/01/22[2,4]		150,000	130,125
10.375%, due 05/01/21[2]		475,000	477,375

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Chemicals—(concluded)
PSPC Escrow Corp. 6.000%, due 02/01/23[3]	EUR	325,000	$316,104
SPCM SA 6.000%, due 01/15/22[2]		1,720,000	1,788,800
The Chemours Co. 6.125%, due 05/15/23	EUR	500,000	454,838
7.000%, due 05/15/25[4]		375,000	318,750
TPC Group, Inc. 8.750%, due 12/15/20[2]		1,075,000	854,625
Valvoline, Inc. 5.500%, due 07/15/24[2]		200,000	208,750
Yingde Gases Investment Ltd. 8.125%, due 04/22/18[3]		400,000	367,000
			15,047,908
Coal—0.04%
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp. 6.375%, due 03/15/24		325,000	152,750
Commercial services—2.52%
AA Bond Co. Ltd. 5.500%, due 07/31/22[3]	GBP	775,000	1,000,746
Acosta, Inc. 7.750%, due 10/01/22[2]		800,000	732,000
Advanced Disposal Services, Inc. 8.250%, due 10/01/20		200,000	207,000
Aircastle Ltd. 5.000%, due 04/01/23		50,000	52,560
5.125%, due 03/15/21[4]		500,000	533,750
Ancestry.com Holdings LLC 9.625%, due 10/15/18[2,8]		800,000	816,000
Ashtead Capital, Inc. 5.625%, due 10/01/24[2]		400,000	416,500
CEB, Inc. 5.625%, due 06/15/23[2]		275,000	278,437
Harland Clarke Holdings Corp. 6.875%, due 03/01/20[2]		250,000	240,313
9.250%, due 03/01/21[2]		1,025,000	867,406
Iron Mountain Europe PLC 6.125%, due 09/15/22[3]	GBP	1,242,000	1,707,008
Iron Mountain, Inc. 5.750%, due 08/15/24		1,465,000	1,504,833
Live Nation Entertainment, Inc. 5.375%, due 06/15/22[2]		425,000	442,000
Manutencoop Facility Management SpA 8.500%, due 08/01/20[3]	EUR	1,100,000	1,092,678
MDC Partners, Inc. 6.500%, due 05/01/24[2,4]		250,000	241,875
Waste Italia SpA 10.500%, due 11/15/19[3,7]	EUR	1,425,000	468,386
			10,601,492
Communications equipment—0.20%
NXP BV/NXP Funding LLC 4.125%, due 06/01/21[2]		800,000	828,000
	Face Amount[1]		Value
Corporate bonds—(continued)
Computer software & services—1.82%
BMC Software Finance, Inc. 8.125%, due 07/15/21[2,4]		500,000	$407,500
Change Healthcare Holdings, Inc. 6.000%, due 02/15/21[2]		375,000	397,500
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 5.450%, due 06/15/23[2]		75,000	79,448
5.875%, due 06/15/21[2,4]		175,000	182,941
7.125%, due 06/15/24[2,4]		500,000	538,107
8.100%, due 07/15/36[2]		250,000	284,345
Diebold, Inc. 8.500%, due 04/15/24[2,4]		100,000	100,125
Infor Software Parent LLC/Infor Software Parent, Inc. 7.125%, due 05/01/21[2,4,8]		700,000	652,750
Infor US, Inc. 5.750%, due 05/15/22	EUR	575,000	584,544
6.500%, due 05/15/22		900,000	893,250
NCR Corp. 6.375%, due 12/15/23		780,000	807,300
Oberthur Technologies Holding SAS 9.250%, due 04/30/20[3]	EUR	744,000	876,917
Open Text Corp. 5.875%, due 06/01/26[2,4]		400,000	415,756
Solera LLC/Solera Finance, Inc. 10.500%, due 03/01/24[2]		350,000	377,783
Southern Graphics, Inc. 8.375%, due 10/15/20[2]		200,000	203,000
SS&C Technologies Holdings, Inc. 5.875%, due 07/15/23		150,000	155,625
Western Digital Corp. 7.375%, due 04/01/23[2]		425,000	462,719
10.500%, due 04/01/24[2]		200,000	225,500
			7,645,110
Consumer products—1.47%
Albea Beauty Holdings SA 8.375%, due 11/01/19[2]		1,800,000	1,894,500
Central Garden & Pet Co. 6.125%, due 11/15/23		275,000	291,500
Icon Health & Fitness, Inc. 11.875%, due 10/15/16[2]		550,000	552,200
NBTY, Inc. 7.625%, due 05/15/21[2,4]		300,000	306,000
Prestige Brands, Inc. 5.375%, due 12/15/21[2]		200,000	204,250
6.375%, due 03/01/24[2]		225,000	237,375
Revlon Escrow Corp. 6.250%, due 08/01/24[2]		450,000	455,625
Tempur Sealy International, Inc. 5.500%, due 06/15/26[2,4]		400,000	404,752
5.625%, due 10/15/23		200,000	207,000
TRI Pointe Holdings, Inc. 5.875%, due 06/15/24		1,575,000	1,622,250
			6,175,452

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Containers & packaging—2.88%
Ardagh Finance Holdings SA 8.375%, due 06/15/19[3,8]	EUR	374,165	$433,920
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 6.750%, due 01/31/21[2,4]		3,050,000	3,137,840
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 4.125%, due 05/15/23[2]	EUR	675,000	781,063
6.750%, due 05/15/24[2]	EUR	900,000	1,053,995
7.000%, due 11/15/20[2]		290,294	291,746
Ball Corp. 4.375%, due 12/15/20[4]		350,000	373,625
Berry Plastics Corp. 6.000%, due 10/15/22[4]		300,000	318,375
Crown European Holdings SA 4.000%, due 07/15/22[3]	EUR	500,000	607,913
Horizon Holdings III SASU 5.125%, due 08/01/22[3]	EUR	1,250,000	1,472,616
Multi-Color Corp. 6.125%, due 12/01/22[2]		100,000	103,000
Owens-Brockway Glass Container, Inc. 5.375%, due 01/15/25[2]		225,000	233,719
6.375%, due 08/15/25[2]		575,000	630,703
ProGroup AG 5.125%, due 05/01/22[3]	EUR	800,000	953,878
5.125%, due 05/01/22	EUR	100,000	119,235
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.125%, due 07/15/23[2,4]		450,000	464,062
7.000%, due 07/15/24[2,4]		325,000	343,484
Sealed Air Corp. 5.250%, due 04/01/23[2]		425,000	450,500
SIG Combibloc Holdings SCA 7.750%, due 02/15/23[3]	EUR	300,000	358,040
			12,127,714
Diversified financial services—4.23%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 4.625%, due 10/30/20		600,000	641,250
Alliance Automotive Finance PLC 6.250%, due 12/01/21[3]	EUR	350,000	420,648
Alliance Data Systems Corp. 5.250%, due 11/15/23[3]	EUR	785,000	878,666
5.375%, due 08/01/22[2]		200,000	196,000
Ally Financial, Inc. 3.250%, due 02/13/18		75,000	75,750
3.250%, due 11/05/18		1,100,000	1,112,375
8.000%, due 12/31/18		475,000	527,844
8.000%, due 11/01/31		1,117,000	1,359,947
8.000%, due 11/01/31		285,000	346,987
Bank of America Corp. 6.250%, due 09/05/24[5,6]		1,350,000	1,414,125
6.300%, due 03/10/26[5,6]		175,000	190,695
8.000%, due 01/30/18[5,6]		345,000	350,565
	Face Amount[1]		Value
Corporate bonds—(continued)
Diversified financial services—(concluded)
Barclays PLC 8.000%, due 12/15/20[5,6]	EUR	900,000	$1,009,541
8.250%, due 12/15/18[5,6]		1,300,000	1,322,750
Citigroup, Inc. 5.900%, due 02/15/23[5,6]		925,000	949,281
5.950%, due 08/15/20[5,6]		175,000	175,438
5.950%, due 01/30/23[5,6]		175,000	179,435
6.250%, due 08/15/26[5,6]		150,000	161,625
First Data Corp. 6.750%, due 11/01/20[2]		25,000	26,063
7.000%, due 12/01/23[2]		1,000,000	1,030,000
Garfunkelux Holdco 3 SA 8.500%, due 11/01/22[3]	GBP	625,000	818,885
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.375%, due 04/01/20[2]		400,000	374,000
KCG Holdings, Inc. 6.875%, due 03/15/20[2]		75,000	72,563
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.375%, due 10/01/17		300,000	303,750
Lehman Brothers Holdings, Inc. 5.375%, due 10/17/12[7]	EUR	4,000,000	389,959
LKQ Italia Bondco SpA 3.875%, due 04/01/24[2]	EUR	475,000	560,258
3.875%, due 04/01/24[3]	EUR	500,000	589,745
National Financial Partners Corp. 9.000%, due 07/15/21[2]		900,000	904,500
Nationstar Mortgage LLC/Nationstar Capital Corp. 6.500%, due 06/01/22		275,000	231,000
Worldpay Finance PLC 3.750%, due 11/15/22[3]	EUR	1,000,000	1,168,310
			17,781,955
Electric utilities—0.78%
Dynegy, Inc. 6.750%, due 11/01/19		275,000	280,156
7.375%, due 11/01/22		1,175,000	1,154,437
7.625%, due 11/01/24[4]		300,000	293,250
NRG Energy, Inc. 6.625%, due 01/15/27[2]		700,000	692,125
7.250%, due 05/15/26[2,4]		150,000	153,938
7.875%, due 05/15/21[4]		200,000	207,500
8.250%, due 09/01/20[4]		468,000	483,105
			3,264,511
Electric-generation—0.90%
AmeriGas Partners LP/AmeriGas Finance Corp. 5.625%, due 05/20/24		75,000	77,625
Calpine Corp. 5.375%, due 01/15/23[4]		400,000	399,000
5.750%, due 01/15/25		150,000	149,812
7.875%, due 01/15/23[2]		75,000	79,313
ContourGlobal Power Holdings SA 5.125%, due 06/15/21[2]	EUR	1,100,000	1,262,698

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Electric-generation—(concluded)
GenOn Energy, Inc. 7.875%, due 06/15/17		325,000	$275,437
Senvion Holding GmbH 6.625%, due 11/15/20[3]	EUR	800,000	935,418
SK E&S Co. Ltd. 4.875%, due 11/26/19[3,5,6]		200,000	197,000
Tenaska Alabama Partners LP 7.000%, due 06/30/21[2]		126,249	130,037
TerraForm Power Operating LLC 9.750%, due 08/15/22[2,4]		300,000	300,750
			3,807,090
Electric-integrated—0.46%
AES Corp. 6.000%, due 05/15/26[4]		75,000	79,031
Eskom Holdings SOC Ltd. 5.750%, due 01/26/21[3]		500,000	496,350
6.750%, due 08/06/23[3]		500,000	511,875
Hrvatska Elektroprivreda 5.875%, due 10/23/22[2]		800,000	856,179
			1,943,435
Electronics—1.02%
Advanced Micro Devices, Inc. 6.750%, due 03/01/19		350,000	348,579
7.000%, due 07/01/24[4]		325,000	298,188
7.500%, due 08/15/22		425,000	411,187
7.750%, due 08/01/20[4]		75,000	74,063
Allegion PLC 5.875%, due 09/15/23		275,000	292,875
Micron Technology, Inc. 5.250%, due 01/15/24[2]		2,525,000	2,266,187
5.875%, due 02/15/22		50,000	48,250
Microsemi Corp. 9.125%, due 04/15/23[2]		125,000	141,875
Qorvo, Inc. 6.750%, due 12/01/23[2]		100,000	107,500
7.000%, due 12/01/25[2]		300,000	325,125
			4,313,829
Energy—0.27%
Ence Energia y Celulosa SA 5.375%, due 11/01/22[3]	EUR	750,000	901,489
Greenko Dutch BV 8.000%, due 08/01/19[3]		200,000	215,607
			1,117,096
Energy-exploration & production—1.12%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 9.625%, due 10/15/18		600,000	498,000
Antero Resources Corp. 5.125%, due 12/01/22		150,000	139,875
5.375%, due 11/01/21		300,000	287,250
5.625%, due 06/01/23[4]		250,000	236,562
6.000%, due 12/01/20		450,000	445,500
	Face Amount[1]		Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Chaparral Energy, Inc. 7.625%, due 11/15/22[7]		350,000	$190,750
8.250%, due 09/01/21[7]		1,475,000	811,250
9.875%, due 10/01/20[7]		250,000	136,250
Continental Resources, Inc. 5.000%, due 09/15/22[4]		1,275,000	1,192,125
7.125%, due 04/01/21		250,000	255,625
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC 10.750%, due 10/01/20[7]		850,000	10,625
Range Resources Corp. 5.000%, due 08/15/22		150,000	137,625
5.000%, due 03/15/23[4]		125,000	113,750
5.750%, due 06/01/21		275,000	266,750
			4,721,937
Finance-captive automotive—2.42%
Ausdrill Finance Pty Ltd. 6.875%, due 11/01/19[2]		880,000	809,600
Cabot Financial Luxembourg II SA 5.875%, due 11/15/21[3,5]	EUR	550,000	575,178
Cabot Financial Luxembourg SA 6.500%, due 04/01/21[3]	GBP	700,000	866,198
Communications Sales & Leasing, Inc./ CSL Capital LLC 6.000%, due 04/15/23[2]		100,000	103,188
8.250%, due 10/15/23		350,000	357,437
Credit Agricole SA 6.500%, due 06/23/21[3,5,6]	EUR	800,000	887,022
HRG Group, Inc. 7.750%, due 01/15/22		395,000	402,900
HT1 Funding GmbH 6.352%, due 06/30/17[5,6]	EUR	800,000	896,905
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 5.875%, due 02/01/22		485,000	463,175
6.000%, due 08/01/20[4]		2,180,000	2,174,550
iStar, Inc. 6.500%, due 07/01/21		50,000	49,687
Lock AS 7.000%, due 08/15/21[3]	EUR	750,000	879,704
Midas Intermediate Holdco II LLC/Midas Intermediate Holdco II Finance, Inc. 7.875%, due 10/01/22[2]		300,000	298,689
NWH Escrow Corp. 7.500%, due 08/01/21[2]		250,000	185,000
Prime Security Services Borrower LLC/ Prime Finance, Inc. 9.250%, due 05/15/23[2]		300,000	320,250
Radian Group, Inc. 7.000%, due 03/15/21		275,000	304,219
Schaeffler Holding Finance BV 5.750%, due 11/15/21[3,8]	EUR	345,000	416,567
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 6.750%, due 05/01/22[2,4]		200,000	209,000
			10,199,269

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Finance-noncaptive consumer—0.23%
CIT Group, Inc. 5.000%, due 08/15/22		940,000	$989,350
Finance-other—1.28%
Navient Corp. 6.625%, due 07/26/21		75,000	75,900
8.000%, due 03/25/20		2,000,000	2,137,500
8.450%, due 06/15/18		600,000	652,500
Springleaf Finance Corp. 5.250%, due 12/15/19		545,000	528,650
6.000%, due 06/01/20		2,050,000	1,988,500
			5,383,050
Financial services—1.60%
Banco de Bogota SA 5.375%, due 02/19/23[2,4]		1,000,000	1,020,000
Cemex Finance LLC 4.625%, due 06/15/24[2]	EUR	700,000	779,666
5.250%, due 04/01/21[3]	EUR	500,000	582,277
6.000%, due 04/01/24[2,4]		400,000	409,000
6.000%, due 04/01/24[3]		750,000	768,750
Intesa Sanpaolo SpA 8.047%, due 06/20/18[5,6]	EUR	950,000	1,145,979
Milacron LLC/Mcron Finance Corp. 7.750%, due 02/15/21[2]		865,000	908,250
Monitchem HoldCo 2 SA 6.875%, due 06/15/22[3]	EUR	600,000	597,079
VTB Bank OJSC Via VTB Capital SA 6.950%, due 10/17/22[3]		500,000	518,500
			6,729,501
Food products—1.62%
Constellation Brands, Inc. 7.250%, due 05/15/17		425,000	442,000
Cott Beverages, Inc. 6.750%, due 01/01/20		125,000	131,094
Cott Finance Corp. 5.500%, due 07/01/24[2]	EUR	750,000	885,666
JBS USA LLC/JBS USA Finance, Inc. 8.250%, due 02/01/20[2]		1,210,000	1,258,400
Marfrig Holdings Europe BV 8.000%, due 06/08/23[2]		300,000	308,160
8.000%, due 06/08/23[3]		600,000	616,320
Minerva Luxembourg SA 7.750%, due 01/31/23[2]		300,000	315,000
7.750%, due 01/31/23[3]		850,000	892,500
Moy Park Bondco PLC 6.250%, due 05/29/21[3]	GBP	1,225,000	1,675,942
TreeHouse Foods, Inc. 6.000%, due 02/15/24[2]		275,000	295,625
			6,820,707
Food-wholesale—1.35%
Albertsons Cos. LLC/Safeway, Inc./ New Albertson's, Inc./Albertson's LLC 6.625%, due 06/15/24[2,4]		450,000	478,125
	Face Amount[1]		Value
Corporate bonds—(continued)
Food-wholesale—(concluded)
Aramark Services, Inc. 4.750%, due 06/01/26[2,4]		150,000	$151,500
5.125%, due 01/15/24[4]		150,000	154,875
5.125%, due 01/15/24[2]		400,000	413,000
Casino Guichard Perrachon SA 2.798%, due 08/05/26[3]	EUR	300,000	363,071
4.870%, due 01/31/19[3,5,6]	EUR	500,000	531,609
Cosan Luxembourg SA 7.000%, due 01/20/27[2]		1,100,000	1,115,125
Iceland Bondco PLC 6.250%, due 07/15/21[3]	GBP	400,000	480,174
Matalan Finance PLC 6.875%, due 06/01/19[3]	GBP	250,000	260,389
Pinnacle Foods Finance LLC/ Pinnacle Foods Finance Corp. 5.875%, due 01/15/24[2]		150,000	159,375
Post Holdings, Inc. 6.750%, due 12/01/21[2]		1,050,000	1,120,875
7.750%, due 03/15/24[2,4]		400,000	442,500
			5,670,618
Gaming—3.19%
Boyd Gaming Corp. 6.375%, due 04/01/26[2]		925,000	986,281
6.875%, due 05/15/23		1,825,000	1,952,750
Cedar Fair LP/Canada's Wonderland Co./ Magnum Management Corp. 5.375%, due 06/01/24		100,000	104,000
Churchill Downs, Inc. 5.375%, due 12/15/21		350,000	358,750
5.375%, due 12/15/21[2]		350,000	358,750
Cirsa Funding Luxembourg SA 5.875%, due 05/15/23[3]	EUR	925,000	1,068,536
Isle of Capri Casinos, Inc. 8.875%, due 06/15/20		3,295,000	3,451,513
MGM Resorts International 6.750%, due 10/01/20		263,000	290,615
7.750%, due 03/15/22		740,000	853,153
Penn National Gaming, Inc. 5.875%, due 11/01/21		125,000	129,844
Regal Entertainment Group 5.750%, due 03/15/22		500,000	520,000
Safari Holding Verwaltungs GmbH 8.250%, due 02/15/21[3]	EUR	1,500,000	1,769,236
Schumann SpA 6.625%, due 07/31/22[2,5]	EUR	300,000	333,723
7.000%, due 07/31/23[2]	EUR	650,000	734,800
William Hill PLC 4.875%, due 09/07/23[3]	GBP	300,000	404,142
WMG Acquisition Corp. 5.000%, due 08/01/23[2]		125,000	126,875
			13,442,968
Health care equipment & supplies—0.05%
Crimson Merger Sub, Inc. 6.625%, due 05/15/22[2,4]		250,000	213,125

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—6.09%
Alere, Inc. 6.375%, due 07/01/23[2]		370,000	$370,463
6.500%, due 06/15/20		375,000	368,438
Amsurg Corp. 5.625%, due 07/15/22[4]		175,000	183,750
Capsugel SA 7.000%, due 05/15/19[2,8]		203,000	205,030
Centene Corp. 4.750%, due 05/15/22		50,000	51,500
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22[4]		2,275,000	1,956,500
7.125%, due 07/15/20[4]		425,000	386,486
Concordia Healthcare Corp. 7.000%, due 04/15/23[2]		500,000	412,500
9.500%, due 10/21/22[2,4]		575,000	524,687
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp. 8.125%, due 06/15/21[2]		500,000	455,000
Endo Finance LLC 5.750%, due 01/15/22[2]		75,000	67,500
Endo Finance LLC/Endo Finco, Inc. 5.375%, due 01/15/23[2]		150,000	130,125
Endo Ltd./Endo Finance LLC/Endo Finco, Inc. 6.000%, due 07/15/23[2,4]		1,100,000	959,068
6.000%, due 02/01/25[2]		200,000	172,500
HCA, Inc. 5.000%, due 03/15/24		3,120,000	3,276,000
7.500%, due 02/15/22		2,750,000	3,121,250
HealthSouth Corp. 5.750%, due 11/01/24		625,000	648,437
Hill-Rom Holdings, Inc. 5.750%, due 09/01/23[2,4]		150,000	156,563
Holding Medi-Partenaires SAS 7.000%, due 05/15/20[3]	EUR	975,000	1,145,262
HomeVi SAS 6.875%, due 08/15/21[3]	EUR	800,000	952,581
inVentiv Health, Inc. 10.000%, due 08/15/18		175,000	173,906
JLL/Delta Dutch Pledgeco BV 8.750%, due 05/01/20[2,8]		525,000	535,500
Kindred Healthcare, Inc. 8.000%, due 01/15/20		820,000	838,450
LifePoint Health, Inc. 5.500%, due 12/01/21		125,000	131,199
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC 5.625%, due 10/15/23[2,4]		275,000	264,000
5.750%, due 08/01/22[2,4]		750,000	733,125
MPH Acquisition Holdings LLC 7.125%, due 06/01/24[2]		300,000	320,250
Select Medical Corp. 6.375%, due 06/01/21[4]		625,000	618,362
Tenet Healthcare Corp. 5.500%, due 03/01/19		1,200,000	1,170,000
Universal Hospital Services, Inc. 7.625%, due 08/15/20		475,000	441,750
	Face Amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—(concluded)
Valeant Pharmaceuticals International, Inc. 4.500%, due 05/15/23[3]	EUR	1,300,000	$1,141,646
5.875%, due 05/15/23[2,4]		600,000	499,500
6.125%, due 04/15/25[2,4]		955,000	792,650
6.375%, due 10/15/20[2,4]		325,000	293,313
7.000%, due 10/01/20[2]		300,000	278,250
7.250%, due 07/15/22[2,4]		300,000	267,750
7.500%, due 07/15/21[2,4]		1,720,000	1,599,600
			25,642,891
Hotels, restaurants & leisure—1.59%
Carlson Travel Holdings, Inc. 7.500%, due 08/15/19[2,8]		400,000	394,000
Choctaw Resort Development Enterprise 7.250%, due 11/15/19[2]		800,000	788,000
Eldorado Resorts, Inc. 7.000%, due 08/01/23[4]		375,000	393,750
FelCor Lodging LP 6.000%, due 06/01/25		1,575,000	1,626,187
Golden Nugget Escrow, Inc. 8.500%, due 12/01/21[2]		325,000	337,188
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC 5.000%, due 06/01/24[2,4]		300,000	313,500
Landry's, Inc. 9.375%, due 05/01/20[2]		100,000	105,250
LTF Merger Sub, Inc. 8.500%, due 06/15/23[2]		1,642,000	1,588,635
NPC International, Inc./NPC Operating Co. A&B, Inc. 10.500%, due 01/15/20		300,000	315,375
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp. 6.125%, due 08/15/21[2]		125,000	128,125
Viking Cruises Ltd. 8.500%, due 10/15/22[2]		150,000	132,375
Wynn Macau Ltd. 5.250%, due 10/15/21[2,4]		500,000	502,500
Yum! Brands, Inc. 6.250%, due 03/15/18		75,000	79,969
			6,704,854
Insurance—0.50%
Hub Holdings LLC/Hub Holdings Finance, Inc. 8.125%, due 07/15/19[2,8]		400,000	386,000
HUB International Ltd. 7.875%, due 10/01/21[2]		400,000	401,000
Mapfre SA 5.921%, due 07/24/37[5]	EUR	250,000	287,986
Meiji Yasuda Life Insurance co. 5.200%, due 10/20/45[3,5]		500,000	554,850
USI, Inc. 7.750%, due 01/15/21[2]		475,000	479,750
			2,109,586

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Lodging—0.05%
NCL Corp. Ltd. 4.625%, due 11/15/20[2]		225,000	$227,250
Machinery—0.29%
Areva SA 4.875%, due 09/23/24	EUR	950,000	919,673
Manitowoc Foodservice, Inc. 9.500%, due 02/15/24[2]		275,000	311,781
			1,231,454
Machinery-construction & mining—0.03%
BlueLine Rental Finance Corp. 7.000%, due 02/01/19[2]		150,000	138,000
Manufacturing-diversified—0.36%
Bombardier, Inc. 6.000%, due 10/15/22[2,4]		275,000	242,687
6.125%, due 01/15/23[2]		125,000	108,528
Cloud Crane LLC 10.125%, due 08/01/24[2]		300,000	309,000
RSI Home Products, Inc. 6.500%, due 03/15/23[2]		575,000	602,312
The Scotts Miracle-Gro Co. 6.000%, due 10/15/23[2]		225,000	240,188
			1,502,715
Media—3.14%
Carmike Cinemas, Inc. 6.000%, due 06/15/23[2]		300,000	314,250
Cinemark USA, Inc. 5.125%, due 12/15/22		125,000	129,063
Clear Channel Worldwide Holdings, Inc. 6.500%, due 11/15/22		278,000	287,730
7.625%, due 03/15/20		127,000	120,650
7.625%, due 03/15/20		1,423,000	1,415,885
Gray Television, Inc. 5.875%, due 07/15/26[2]		300,000	308,400
7.500%, due 10/01/20		575,000	600,156
iHeartCommunications, Inc. 9.000%, due 12/15/19		525,000	423,937
10.000%, due 01/15/18		150,000	96,375
14.000%, due 02/01/21[4,8]		325,000	137,313
International Game Technology PLC 4.750%, due 02/15/23[3]	EUR	525,000	632,439
Mediacom Broadband LLC/Mediacom Broadband Corp. 6.375%, due 04/01/23[4]		525,000	548,625
Nexstar Escrow Corp. 5.625%, due 08/01/24[2]		550,000	558,937
Ottawa Holdings Pte Ltd. 5.875%, due 05/16/18[3]		700,000	516,250
Quebecor Media, Inc. 5.750%, due 01/15/23		450,000	470,250
RCN Telecom Services LLC/RCN Capital Corp. 8.500%, due 08/15/20[2]		315,000	329,963
Sinclair Television Group, Inc. 5.875%, due 03/15/26[2]		225,000	236,250
6.125%, due 10/01/22		142,000	149,100
	Face Amount[1]		Value
Corporate bonds—(continued)
Media—(concluded)
Sirius XM Radio, Inc. 5.375%, due 07/15/26[2]		525,000	$535,174
6.000%, due 07/15/24[2,4]		725,000	771,219
Time, Inc. 5.750%, due 04/15/22[2]		550,000	537,625
Townsquare Media, Inc. 6.500%, due 04/01/23[2,4]		125,000	125,000
Trader Corp. 9.875%, due 08/15/18[2]		200,000	204,750
Univision Communications, Inc. 6.750%, due 09/15/22[2]		700,000	747,250
8.500%, due 05/15/21[2]		442,000	463,936
Vougeot Bidco PLC 7.875%, due 07/15/20[3]	GBP	750,000	1,032,291
VTR Finance BV 6.875%, due 01/15/24[3]		1,200,000	1,236,000
Wave Holdco LLC/Wave Holdco Corp. 8.250%, due 07/15/19[2,8]		287,375	287,375
			13,216,193
Metals—0.90%
Aleris International, Inc. 6.000%, due 06/01/20[9,10]		13,347	11,918
7.875%, due 11/01/20		641,000	593,053
Cia Brasileira de Aluminio 4.750%, due 06/17/24[3]		1,100,000	1,036,750
Coeur Mining, Inc. 7.875%, due 02/01/21		225,000	224,156
Constellium NV 5.750%, due 05/15/24[2,4]		250,000	205,625
7.000%, due 01/15/23[3]	EUR	200,000	196,768
First Quantum Minerals Ltd. 6.750%, due 02/15/20[2]		200,000	184,100
7.000%, due 02/15/21[2,4]		300,000	267,690
7.250%, due 10/15/19[2,4]		400,000	376,000
Novelis, Inc. 8.375%, due 12/15/17		368,000	375,820
8.750%, due 12/15/20[4]		75,000	78,188
Vedanta Resources PLC 8.250%, due 06/07/21[2]		250,000	231,336
			3,781,404
Metals & mining—1.71%
Anglo American Capital PLC 2.750%, due 06/07/19[3]	EUR	225,000	255,600
3.500%, due 03/28/22[3]	EUR	700,000	778,452
4.125%, due 04/15/21[2]		200,000	194,000
4.125%, due 09/27/22[2]		400,000	384,000
4.875%, due 05/14/25[2,4]		400,000	389,000
ArcelorMittal 3.125%, due 01/14/22[3]	EUR	525,000	589,839
7.250%, due 02/25/22[4]		100,000	109,500
8.000%, due 10/15/39		355,000	376,300
BHP Billiton Finance USA Ltd. 6.250%, due 10/19/75[3,5]		250,000	270,625

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Metals & mining—(concluded)
Freeport-McMoRan, Inc. 2.375%, due 03/15/18		400,000	$395,000
5.450%, due 03/15/43		350,000	268,625
Hecla Mining Co. 6.875%, due 05/01/21		275,000	275,000
IAMGOLD Corp. 6.750%, due 10/01/20[2]		325,000	303,875
JSW Steel Ltd. 4.750%, due 11/12/19[3]		250,000	240,500
Ovako AB 6.500%, due 06/01/19[3]	EUR	460,000	390,853
Teck Resources Ltd. 3.000%, due 03/01/19[4]		101,000	96,713
4.750%, due 01/15/22[4]		75,000	66,844
6.000%, due 08/15/40		75,000	56,625
6.125%, due 10/01/35		375,000	292,500
6.250%, due 07/15/41		75,000	57,750
Vale Overseas Ltd. 5.875%, due 06/10/21		700,000	726,250
Wise Metals Group LLC/Wise Alloys Finance Corp. 8.750%, due 12/15/18[2]		525,000	498,750
Zekelman Industries, Inc. 9.875%, due 06/15/23[2]		175,000	183,750
			7,200,351
Oil & gas—9.88%
Bill Barrett Corp. 7.000%, due 10/15/22		25,000	17,875
7.625%, due 10/01/19		50,000	40,000
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.125%, due 11/15/22[2]		325,000	305,500
Bonanza Creek Energy, Inc. 5.750%, due 02/01/23		200,000	88,000
6.750%, due 04/15/21		175,000	77,000
California Resources Corp. 8.000%, due 12/15/22[2]		891,000	570,418
Carrizo Oil & Gas, Inc. 6.250%, due 04/15/23[4]		400,000	378,000
Cheniere Corpus Christi Holdings LLC 7.000%, due 06/30/24[2]		400,000	418,000
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	650,000	697,632
6.500%, due 08/15/17[4]		500,000	483,750
6.625%, due 08/15/20[4]		1,540,000	1,170,400
6.875%, due 11/15/20		75,000	56,250
8.000%, due 12/15/22[2,4]		375,000	338,906
Crestwood Midstream Partners LP/ Crestwood Midstream Finance Corp. 6.250%, due 04/01/23		1,345,000	1,260,937
Denbury Resources, Inc. 9.000%, due 05/15/21[2,4]		510,000	510,000
Drill Rigs Holdings, Inc. 6.500%, due 10/01/17[2,4]		100,000	45,000
	Face Amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Energy Transfer Equity LP 5.875%, due 01/15/24[4]		1,700,000	$1,705,253
7.500%, due 10/15/20		825,000	888,937
Ensco PLC 5.200%, due 03/15/25[4]		25,000	17,000
5.750%, due 10/01/44[4]		125,000	73,125
EP Energy LLC/Everest Acquisition Finance, Inc. 6.375%, due 06/15/23[4]		125,000	62,500
9.375%, due 05/01/20[4]		1,010,000	575,700
Ferrellgas LP/Ferrellgas Finance Corp. 6.500%, due 05/01/21		430,000	391,300
6.750%, due 06/15/23		225,000	197,438
Freeport-McMoran Oil & Gas LLC/ FCX Oil & Gas, Inc. 6.500%, due 11/15/20		225,000	222,750
6.625%, due 05/01/21		525,000	517,125
6.750%, due 02/01/22		975,000	948,187
Gazprom OAO Via Gaz Capital SA 3.600%, due 02/26/21[3]	EUR	1,000,000	1,157,130
4.950%, due 07/19/22[3]		500,000	507,500
4.950%, due 02/06/28[3,4]		700,000	679,000
Halcon Resources Corp. 8.625%, due 02/01/20[2,4,7]		500,000	460,000
13.000%, due 02/15/22[2,4,7]		1,275,000	675,750
Hilcorp Energy I LP/Hilcorp Finance Co. 7.625%, due 04/15/21[2]		525,000	536,813
Holly Energy Partners LP/Holly Energy Finance Corp. 6.000%, due 08/01/24[2]		125,000	126,563
Kinder Morgan, Inc. 2.250%, due 03/16/27	EUR	600,000	654,835
5.000%, due 02/15/21[2]		3,370,000	3,618,396
Laredo Petroleum, Inc. 5.625%, due 01/15/22[4]		275,000	248,875
Linn Energy LLC/Linn Energy Finance Corp. 6.250%, due 11/01/19[7]		775,000	129,813
6.500%, due 05/15/19[7]		400,000	68,000
8.625%, due 04/15/20[7]		180,000	30,600
Lukoil International Finance BV 4.563%, due 04/24/23[3]		800,000	810,000
MEG Energy Corp. 6.375%, due 01/30/23[2,4]		325,000	233,188
7.000%, due 03/31/24[2,4]		50,000	36,625
Memorial Resource Development Corp. 5.875%, due 07/01/22		500,000	500,105
Murphy Oil Corp. 4.000%, due 06/01/22[4]		50,000	43,488
4.700%, due 12/01/22[4]		900,000	812,677
Newfield Exploration Co. 5.625%, due 07/01/24		50,000	49,375
5.750%, due 01/30/22		700,000	696,500
Noble Holding International Ltd. 4.900%, due 08/01/20[4]		50,000	43,094
Oasis Petroleum, Inc. 6.500%, due 11/01/21[4]		425,000	357,000
6.875%, due 03/15/22[4]		350,000	305,375
6.875%, due 01/15/23[4]		175,000	147,656

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(continued)
Paramount Resources Ltd. 6.875%, due 06/30/23[2]		250,000	$250,000
Petrobras Global Finance BV 3.750%, due 01/14/21	EUR	325,000	337,975
4.250%, due 10/02/23	EUR	525,000	513,581
4.375%, due 05/20/23		900,000	771,750
4.875%, due 03/17/20		250,000	243,528
5.375%, due 01/27/21		300,000	284,625
5.875%, due 03/07/22	EUR	300,000	327,015
6.250%, due 03/17/24[4]		665,000	618,856
7.250%, due 03/17/44		700,000	590,733
8.375%, due 05/23/21		375,000	396,469
8.750%, due 05/23/26		400,000	415,880
Petroleos de Venezuela SA 6.000%, due 11/15/26[3]		850,000	308,125
8.500%, due 11/02/17[3]		200,000	155,250
9.000%, due 11/17/21[3]		1,920,000	928,704
Precision Drilling Corp. 5.250%, due 11/15/24		75,000	62,250
6.500%, due 12/15/21		225,000	204,750
Regency Energy Partners LP/ Regency Energy Finance Corp. 5.000%, due 10/01/22		500,000	526,967
Rice Energy, Inc. 6.250%, due 05/01/22[4]		425,000	414,375
Sanchez Energy Corp. 6.125%, due 01/15/23[4]		750,000	504,375
7.750%, due 06/15/21[4]		125,000	95,625
SandRidge Energy, Inc. 7.500%, due 03/15/21[7]		1,800,000	90,000
SM Energy Co. 5.000%, due 01/15/24[4]		150,000	120,000
6.125%, due 11/15/22[4]		400,000	339,000
6.500%, due 01/01/23[4]		125,000	106,250
Southwestern Energy Co. 4.100%, due 03/15/22[4]		200,000	177,000
7.500%, due 02/01/18[4]		119,000	124,831
State Oil Co. of the Azerbaijan Republic 4.750%, due 03/13/23[3]		800,000	753,070
Summit Midstream Holdings LLC/ Summit Midstream Finance Corp. 5.500%, due 08/15/22		575,000	530,438
7.500%, due 07/01/21		200,000	198,500
Sunoco LP/Sunoco Finance Corp. 5.500%, due 08/01/20[2]		1,000,000	1,012,500
6.250%, due 04/15/21[2,4]		1,050,000	1,071,000
6.375%, due 04/01/23[2]		795,000	808,912
Targa Resources Partners LP/ Targa Resources Partners Finance Corp. 4.125%, due 11/15/19		675,000	672,469
6.625%, due 10/01/20		400,000	409,000
6.750%, due 03/15/24[2]		50,000	52,125
6.875%, due 02/01/21		50,000	51,250
Transocean, Inc. 6.000%, due 03/15/18[4]		550,000	536,250
	Face Amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Tullow Oil PLC 6.250%, due 04/15/22[2]		400,000	$327,000
WPX Energy, Inc. 6.000%, due 01/15/22[4]		225,000	203,625
7.500%, due 08/01/20		300,000	295,500
YPF SA 8.500%, due 03/23/21[2]		100,000	107,250
8.500%, due 07/28/25[3]		300,000	316,125
8.750%, due 04/04/24[3]		315,000	336,735
			41,575,004
Oil services—1.54%
Cie Generale de Geophysique-Veritas 6.500%, due 06/01/21		1,375,000	618,750
Citgo Holding, Inc. 10.750%, due 02/15/20[2]		750,000	740,625
CITGO Petroleum Corp. 6.250%, due 08/15/22[2]		2,205,000	2,127,825
Petron Corp. 7.500%, due 08/06/18[3,5,6]		1,400,000	1,490,958
Tesoro Corp. 5.375%, due 10/01/22[4]		675,000	693,563
Williams Partners LP/ACMP Finance Corp. 4.875%, due 05/15/23[4]		75,000	74,510
4.875%, due 03/15/24[4]		250,000	249,472
6.125%, due 07/15/22[4]		475,000	485,907
			6,481,610
Packaging—0.54%
Reynolds Group Issuer 8.250%, due 02/15/21[4]		1,550,000	1,612,000
9.875%, due 08/15/19		645,000	662,738
			2,274,738
Paper & forest products—0.64%
Appvion, Inc. 9.000%, due 06/01/20[2]		400,000	240,000
Fibria Overseas Finance Ltd. 5.250%, due 05/12/24[4]		400,000	410,400
Lecta SA 6.375%, due 08/01/22[2,5]	EUR	500,000	550,615
6.500%, due 08/01/23[2]	EUR	500,000	557,446
WEPA Hygieneprodukte GmbH 3.750%, due 05/15/24[2]	EUR	525,000	613,331
3.750%, due 05/15/24[3]	EUR	275,000	321,269
			2,693,061
Pipelines—1.68%
EnLink Midstream Partners LP 4.400%, due 04/01/24		300,000	292,291
5.050%, due 04/01/45		250,000	208,736
Martin Midstream Partners LP/ Martin Midstream Finance Corp. 7.250%, due 02/15/21		500,000	476,250
MPLX LP 5.500%, due 02/15/23[2]		645,000	664,749

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Pipelines—(concluded)
PBF Logistics LP/PBF Logistics Finance Corp. 6.875%, due 05/15/23		325,000	$325,000
Rose Rock Midstream LP/Rose Rock Finance Corp. 5.625%, due 07/15/22		475,000	426,312
Sabine Pass Liquefaction LLC 5.625%, due 04/15/23		475,000	484,500
5.625%, due 03/01/25[4]		325,000	331,806
6.250%, due 03/15/22		600,000	627,750
Tesoro Logistics LP/Tesoro Logistics Finance Corp. 5.500%, due 10/15/19[4]		75,000	79,688
5.875%, due 10/01/20		600,000	615,000
6.375%, due 05/01/24[4]		50,000	52,719
The Williams Cos., Inc. 3.700%, due 01/15/23[4]		425,000	387,812
4.550%, due 06/24/24		450,000	428,625
5.750%, due 06/24/44[4]		825,000	756,937
7.500%, due 01/15/31		125,000	134,375
7.750%, due 06/15/31		75,000	81,375
7.875%, due 09/01/21		625,000	687,500
			7,061,425
Real estate investment trusts—2.47%
China SCE Property Holdings Ltd. 10.000%, due 07/02/20[3]		200,000	227,022
CIFI Holdings Group Co. Ltd. 7.750%, due 06/05/20[3]		500,000	547,747
DuPont Fabros Technology LP 5.625%, due 06/15/23		200,000	209,250
Equinix, Inc. 5.375%, due 04/01/23		325,000	339,732
Franshion Development Ltd. 6.750%, due 04/15/21[3]		500,000	574,934
Greystar Real Estate Partners LLC 8.250%, due 12/01/22[2]		375,000	398,205
Kennedy-Wilson, Inc. 5.875%, due 04/01/24		450,000	454,500
KWG Property Holding Ltd. 13.250%, due 03/22/17[3]		900,000	956,250
Longfor Properties Co. Ltd. 6.750%, due 01/29/23[3]		500,000	540,124
Moon Wise Global Ltd. 9.000%, due 01/28/19[3,5,6]		450,000	493,982
MPT Operating Partnership LP/ MPT Finance Corp. 4.000%, due 08/19/22	EUR	575,000	681,743
5.750%, due 10/01/20	EUR	350,000	410,474
6.375%, due 03/01/24		325,000	354,250
Realogy Group LLC/Realogy Co-Issuer Corp. 4.500%, due 04/15/19[2,4]		225,000	233,438
4.875%, due 06/01/23[2]		625,000	634,375
5.250%, due 12/01/21[2]		150,000	156,750
Tesco Property Finance 3 PLC 5.744%, due 04/13/40[3]	GBP	1,470,678	1,930,387
	Face Amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—(concluded)
The GEO Group, Inc. 6.000%, due 04/15/26		200,000	$205,250
Theta Capital Pte Ltd. 7.000%, due 04/11/22[3]		200,000	209,000
Yuzhou Properties Co. Ltd. 9.000%, due 12/08/19[3]		750,000	830,692
			10,388,105
Retail—1.36%
1011778 BC ULC/New Red Finance, Inc. 6.000%, due 04/01/22[2]		75,000	78,656
99 Cents Only Stores LLC 11.000%, due 12/15/19		225,000	122,063
Asbury Automotive Group, Inc. 6.000%, due 12/15/24		100,000	102,550
Beacon Roofing Supply, Inc. 6.375%, due 10/01/23[4]		250,000	268,750
Group 1 Automotive, Inc. 5.250%, due 12/15/23[2,4]		225,000	223,312
JC Penney Corp., Inc. 5.650%, due 06/01/20[4]		375,000	360,469
5.875%, due 07/01/23[2,4]		125,000	128,137
Nathan's Famous, Inc. 10.000%, due 03/15/20[2]		425,000	456,875
Neiman Marcus Group Ltd. LLC 8.000%, due 10/15/21[2,4]		125,000	105,950
New Look Secured Issuer PLC 6.500%, due 07/01/22[3]	GBP	400,000	498,411
Radio Systems Corp. 8.375%, due 11/01/19[2]		300,000	315,375
Rite Aid Corp. 6.125%, due 04/01/23[2]		400,000	424,500
6.750%, due 06/15/21[4]		175,000	183,969
rue21, Inc. 9.000%, due 10/15/21[2]		525,000	178,500
Sonic Automotive, Inc. 7.000%, due 07/15/22		300,000	315,750
Suburban Propane Partners LP/ Suburban Energy Finance Corp. 5.500%, due 06/01/24		1,800,000	1,777,500
The Hillman Group, Inc. 6.375%, due 07/15/22[2]		200,000	182,000
			5,722,767
Specialty retail—1.15%
Hanesbrands Finance Luxembourg SCA 3.500%, due 06/15/24[2]	EUR	1,100,000	1,276,225
L Brands, Inc. 6.750%, due 07/01/36[4]		475,000	497,862
6.875%, due 11/01/35		725,000	768,862
Outerwall, Inc. 5.875%, due 06/15/21		425,000	430,313
Penske Automotive Group, Inc. 5.500%, due 05/15/26		325,000	320,938
PVH Corp. 3.625%, due 07/15/24[2]	EUR	800,000	935,856

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(continued)
Specialty retail—(concluded)
Sally Holdings LLC/Sally Capital, Inc. 5.625%, due 12/01/25		575,000	$618,125
			4,848,181
Steel—0.62%
AK Steel Corp. 7.500%, due 07/15/23[4]		25,000	26,375
7.625%, due 05/15/20[4]		706,000	695,410
8.375%, due 04/01/22[4]		275,000	272,937
Severstal OAO Via Steel Capital SA 5.900%, due 10/17/22[2]		1,500,000	1,616,250
			2,610,972
Telecom-integrated/services—0.75%
GCX Ltd. 7.000%, due 08/01/19[3]		950,000	959,740
Hughes Satellite Systems Corp. 5.250%, due 08/01/26[2]		475,000	473,813
6.625%, due 08/01/26[2,4]		675,000	669,937
Intelsat Luxembourg SA 6.750%, due 06/01/18		175,000	107,625
8.125%, due 06/01/23		4,040,000	939,300
			3,150,415
Telecommunication services—4.30%
Alcatel-Lucent USA, Inc. 6.500%, due 01/15/28		350,000	367,500
Altice Financing SA 5.250%, due 02/15/23[3]	EUR	675,000	773,517
6.625%, due 02/15/23[2,4]		200,000	200,376
7.500%, due 05/15/26[2]		200,000	202,000
Altice Luxembourg SA 6.250%, due 02/15/25[3]	EUR	400,000	415,802
7.250%, due 05/15/22[3]	EUR	943,000	1,066,209
7.625%, due 02/15/25[2]		200,000	196,750
7.750%, due 05/15/22[2,4]		1,000,000	1,014,400
Avaya, Inc. 7.000%, due 04/01/19[2,4]		200,000	150,500
9.000%, due 04/01/19[2,4]		50,000	38,000
10.500%, due 03/01/21[2]		150,000	40,500
CommScope Technologies Finance LLC 6.000%, due 06/15/25[2]		725,000	764,875
CyrusOne LP/CyrusOne Finance Corp. 6.375%, due 11/15/22		200,000	209,500
Digicel Ltd. 6.000%, due 04/15/21[3]		500,000	467,500
6.000%, due 04/15/21[2,4]		500,000	467,500
6.750%, due 03/01/23[3]		500,000	463,500
EarthLink Holdings Corp. 7.375%, due 06/01/20		600,000	627,000
eircom Finance DAC 4.500%, due 05/31/22[2]	EUR	900,000	1,013,644
Neptune Finco Corp. 10.125%, due 01/15/23[2]		1,400,000	1,604,750
Play Finance 2 SA 5.250%, due 02/01/19[3]	EUR	725,000	831,706
	Face Amount[1]		Value
Corporate bonds—(continued)
Telecommunication services—(concluded)
Play Topco SA 7.750%, due 02/28/20[3,8]	EUR	450,000	$512,257
Telenet Finance VI Luxembourg SCA 4.875%, due 07/15/27[3]	EUR	500,000	581,360
UPC Holding BV 6.375%, due 09/15/22[3]	EUR	700,000	838,791
UPCB Finance IV Ltd. 4.000%, due 01/15/27[3]	EUR	825,000	913,127
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC 7.748%, due 02/02/21[3]		500,000	551,870
VimpelCom Holdings BV 5.950%, due 02/13/23[3]		1,250,000	1,278,062
Wind Acquisition Finance SA 4.000%, due 07/15/20[3]	EUR	525,000	588,418
7.000%, due 04/23/21[3]	EUR	1,000,000	1,113,305
7.375%, due 04/23/21[2,4]		800,000	796,000
			18,088,719
Telecommunications equipment—0.03%
CDW LLC/CDW Finance Corp. 6.000%, due 08/15/22		125,000	133,438
Telephone-integrated—2.75%
Frontier Communications Corp. 10.500%, due 09/15/22		725,000	781,188
11.000%, due 09/15/25[4]		2,450,000	2,618,437
Level 3 Financing, Inc. 5.375%, due 08/15/22		325,000	341,250
5.375%, due 01/15/24		500,000	524,375
5.625%, due 02/01/23		175,000	183,750
6.125%, due 01/15/21		475,000	494,594
Sprint Capital Corp. 8.750%, due 03/15/32		3,220,000	3,026,800
Telecom Italia Finance SA 7.750%, due 01/24/33	EUR	450,000	685,494
Virgin Media Finance PLC 5.750%, due 01/15/25[2]		200,000	199,250
6.000%, due 10/15/24[2]		400,000	405,000
6.375%, due 04/15/23[2]		200,000	205,500
6.375%, due 10/15/24[3]	GBP	1,050,000	1,441,733
Virgin Media Secured Finance PLC 4.875%, due 01/15/27[3]	GBP	500,000	656,762
			11,564,133
Trading companies & distributors—0.05%
Golden Legacy Pte Ltd. 9.000%, due 04/24/19[3]		200,000	212,440
Transportation services—0.79%
Global Ship Lease, Inc. 10.000%, due 04/01/19[2]		200,000	177,000
Hapag-Lloyd AG 9.750%, due 10/15/17[2]		635,000	633,412
ICTSI Treasury BV 4.625%, due 01/16/23[3]		1,000,000	1,030,000

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Face Amount[1]		Value
Corporate bonds—(concluded)
Transportation services—(concluded)
WFS Global Holding SAS 9.500%, due 07/15/22[3]	EUR	650,000	$682,226
12.500%, due 12/30/22[3]	EUR	550,000	522,727
XPO Logistics, Inc. 6.500%, due 06/15/22[2,4]		269,000	266,310
			3,311,675
Utilities—0.06%
HD Supply, Inc. 7.500%, due 07/15/20[4]		225,000	235,125
Wireless telecommunication services—4.07%
CenturyLink, Inc. 5.625%, due 04/01/20[4]		200,000	211,500
5.800%, due 03/15/22[4]		575,000	587,937
6.750%, due 12/01/23		350,000	364,000
7.500%, due 04/01/24[4]		225,000	240,188
7.600%, due 09/15/39		1,700,000	1,521,500
Comunicaciones Celulares SA 6.875%, due 02/06/24[2]		300,000	311,625
Digicel Group Ltd. 8.250%, due 09/30/20[2]		1,350,000	1,231,875
Geo Debt Finance SCA 7.500%, due 08/01/18[3]	EUR	450,000	489,265
Intelsat Jackson Holdings SA 7.250%, due 04/01/19[4]		425,000	317,688
Match Group, Inc. 6.375%, due 06/01/24[2]		425,000	454,219
Millicom International Cellular SA 6.625%, due 10/15/21[3]		300,000	313,110
Sable International Finance Ltd. 6.875%, due 08/01/22[2]		400,000	410,000
Sprint Communications, Inc. 8.375%, due 08/15/17		475,000	492,219
Sprint Corp. 7.875%, due 09/15/23		1,375,000	1,255,554
T-Mobile USA, Inc. 6.125%, due 01/15/22		1,250,000	1,316,406
6.375%, due 03/01/25		2,135,000	2,284,450
TBG Global Pte Ltd. 5.250%, due 02/10/22[3]		500,000	512,720
ViaSat, Inc. 6.875%, due 06/15/20		1,984,000	2,048,678
Windstream Services LLC 6.375%, due 08/01/23[4]		750,000	648,750
7.500%, due 06/01/22[4]		300,000	276,000
7.750%, due 10/15/20[4]		375,000	373,828
Zayo Group LLC/Zayo Capital, Inc. 6.000%, due 04/01/23[4]		1,325,000	1,378,000
6.375%, due 05/15/25		100,000	104,625
			17,144,137
Total corporate bonds (cost—$400,977,040)			401,698,002
	Face Amount[1]	Value
Non-US government obligations—0.20%
Republic of Sri Lanka 6.825%, due 07/18/26[2]	300,000	$312,715
6.850%, due 11/03/25[2]	500,000	525,625
Total non-US government obligations (cost—$800,000)		838,340
Loan assignments[5]—1.14%
Broadcast—0.39%
Ancestry.com, Inc. 2015 Term Loan B 5.000%, due 08/17/22	74,438	74,600
Asurion LLC Term Loan B4
5.000%, due 08/04/22	934,284	935,256
Hercules Offshore LLC Exit Term Loan 10.500%, due 05/06/20	507,325	304,395
Jaguar Holding Company II 2015 Term Loan B 4.250%, due 08/18/22	321,750	321,509
		1,635,760
Building products—0.04%
Builders FirstSource, Inc. Term Loan B 6.000%, due 07/31/22	174,196	174,719
Consumer products—0.10%
Revlon Consumer Products Corp. 2016 Term Loan B11 0.000%, due 07/22/23	425,000	424,337
Food-wholesale—0.02%
Pinnacle Foods Finance LLC 2016 Term Loan I 3.240%, due 01/13/23	74,625	74,812
Gaming—0.42%
Scientific Games International, Inc. 2014 Term Loan B1 6.000%, due 10/18/20	1,755,000	1,752,806
Hotels, restaurants & leisure—0.05%
LTF Merger Sub, Inc. Term Loan B 4.250%, due 06/10/22	198,496	197,958
Oil Services—0.09%
Citgo Holding Inc. 2015 Term Loan B 9.500%, due 05/12/18	392,161	395,839
Real estate investment trusts—0.03%
RHP Hotel Properties, LP Term Loan B 3.500%, due 01/15/21	124,051	124,237
Total loan assignments (cost—$4,954,340)		4,780,468
	Number of Shares
Common stocks—0.29%
Automobiles—0.26%
General Motors Co.	34,350	1,083,399
Motors Liquidation Co. GUC Trust[12]	3,014	33,335
		1,116,734

PACE High Yield Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Oil, gas & consumable fuels—0.03%
Denbury Resources, Inc.[4]	37,000	$107,300
Total common stocks (cost—$1,176,998)		1,224,034
Preferred stock—0.07%
Transportation infrastructure—0.07%
Seaspan Corp.[4] (cost—$284,308)	11,327	285,554
	Number of Warrants
Warrants—0.10%
Automobiles—0.10%
General Motors Co., strike price $18.33, expires 07/10/19* (cost—$276,822)	30,621	417,058
	Face Amount
Repurchase agreement—1.65%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $561,054 US Treasury Bond, 7.875% due 02/15/21 and $6,177,283 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$7,094,225); proceeds: $6,955,006. (cost—$6,955,000)	$6,955,000	6,955,000
	Number of Shares	Value
Investment of cash collateral from securities loaned—14.02%
Money market fund—14.01%
State Street Institutional U.S. Government Money Market Fund (cost—$58,971,210)	58,971,210	$58,971,210
Total investments (cost—$474,395,718)—112.93%		475,169,666
Liabilities in excess of other assets—(12.93)%		(54,395,759)
Net assets—100.00%		$420,773,907

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $475,693,511; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$12,969,262
Gross unrealized depreciation	(13,493,107)
Net unrealized depreciation	$(523,845)

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
SSC	EUR	500,000	GBP	425,524	08/01/16	$4,159
SSC	EUR	68,003,330	USD	75,311,580	08/01/16	(716,176)
SSC	EUR	68,016,174	USD	74,946,750	09/01/16	(1,182,225)
SSC	GBP	10,911,308	USD	14,606,827	08/01/16	166,258
SSC	GBP	10,622,078	USD	13,958,207	09/01/16	(106,144)
SSC	USD	2,749,573	EUR	2,500,000	08/01/16	45,429
SSC	USD	504,532	EUR	456,115	08/01/16	5,405
SSC	USD	492,874	GBP	375,000	08/01/16	3,420
SSC	USD	95,468	GBP	73,683	08/01/16	2,048
SSC	USD	400,000	GBP	303,994	09/01/16	2,509
						$(1,775,317)

PACE High Yield Investments

Portfolio of investments—July 31, 2016

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$84,978,673	$264,642,105	$349,620,778	$—	$83,191

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$401,686,084	$11,918	$401,698,002
Non-US government obligations	—	838,340	—	838,340
Loan assignments	—	4,780,468	—	4,780,468
Common stocks	1,224,034	—	—	1,224,034
Preferred stock	285,554	—	—	285,554
Warrants	417,058	—	—	417,058
Repurchase agreement	—	6,955,000	—	6,955,000
Investment of cash collateral from securities loaned	—	58,971,210	—	58,971,210
Forward foreign currency contracts	—	229,228	—	229,228
Total	$1,926,646	$473,460,330	$11,918	$475,398,894
Liabilities
Forward foreign currency contracts	$—	$(2,004,545)	$—	$(2,004,545)

At July 31, 2016, there was a transfer between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that valued using unobservable inputs (Level 3) for the year ended July 31, 2016:

Corporate bonds
Beginning balance	$11,689
Purchases	—
Sales	—
Accrued discounts/(premiums)	(107)
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	336
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$11,918

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2016, was $336.

PACE High Yield Investments

Portfolio of investments—July 31, 2016

Issuer breakdown by country or territory of origin (unaudited)

	Percentage of total investments
United States	64.3%
Luxembourg	4.6
France	3.9
Argentina	3.3
Netherlands	2.8
United Kingdom	2.5
Venezuela	2.2
Canada	2.1
Cayman Islands	2.1
Germany	2.0
Ireland	1.9
Italy	1.2
Bermuda	0.9
Spain	0.6
Jersey	0.6
Australia	0.5
Sweden	0.4
Brazil	0.4
India	0.3
Switzerland	0.3
Philippines	0.3
Singapore	0.3
Turkey	0.2
Colombia	0.2
South Africa	0.2
British Virgin Islands	0.2
Austria	0.2
Mexico	0.2
Norway	0.2
Croatia	0.2
Sri Lanka	0.2
Costa Rica	0.2
Peru	0.2
Azerbaijan	0.2
Japan	0.1
South Korea	0.0	†
Marshall Islands	0.0	†
Total	100.0%

†  Amount represents less than 0.05%

PACE High Yield Investments

Portfolio of investments—July 31, 2016

Portfolio footnotes

*  Non-income producing security.

1  In US dollars unless otherwise indicated.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 33.11% of net assets as of July 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At July 31, 2016, the value of these securities amounted to 22.68% of net assets.

4  Security, or portion thereof, was on loan at July 31, 2016.

5  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

6  Perpetual investment. The maturity date reflects the next call date.

7  Bond interest in default.

8  Payment-in-kind security for which interest may be paid in cash or additional principal, at the discretion of the issuer.

9  Security is being fair valued by a valuation committee under the direction of the board of trustees.

10  Illiquid investment as of July 31, 2016.

11  Position is unsettled. Contract rate was not determined at July 31, 2016 and does not take effect until settlement.

12  Security exchanged on 04/21/11; position represents remaining escrow balance expected to be received upon finalization of debt restructuring.

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned 3.17% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Value Index (the "benchmark") gained 5.38%, and the Lipper Large-Cap Value Funds category posted a median return of 1.04%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 142. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Pzena

Our portion of the Portfolio underperformed the benchmark during the reporting period. The main detractors from results were driven by our holdings in money center and investment banks. A lack of exposure to utilities was also a headwind for returns, as the sector generated strong returns as investors continued to seek stability. However, we have few value opportunities within the sector.

Financials were negatively impacted by a range of fears and uncertainties during the period, including declining interest rates, increased regulation and weakening capital markets. Our largest individual detractors were Voya and Citigroup. In our view, fears are overblown as these companies have massively strengthened their capitalization and liquidity over levels prior to the financial crisis (both recently passed the Federal Reserve's "stress test"), they have multiple paths to earnings normalization. They are also increasing capital returns to shareholders while trading at significant discounts to book value. We see financials, banks and diversified financials in particular as offering the most attractive risk/reward opportunity in the market.

Our top contributors to performance were the energy and information technology sectors, with Hewlett-Packard Enterprise, Microsoft and Halliburton being the largest individual contributors. We believe Hewlett-Packard Enterprise remains a compelling investment because of its leading competitive positions and solid balance sheet. We also anticipate that increased operational focus enabled by its split into two companies will continue to unlock value. Microsoft has demonstrated the ability to divorce itself from the personal computing cycle through strong expense control and substantial increases in cloud-computing revenue. Halliburton, the second largest oil services company globally with a dominant North American franchise, performed well given the rally in crude oil prices. We expect the company to further benefit when US shale production recovers.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Large Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Pzena Investment Management, LLC ("Pzena");

Boston Partners (f/k/a Robeco Investment Management, Inc.) ("Boston Partners");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital");

River Road Asset Management, LLC ("River Road")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Pzena: Richard S. Pzena, John P. Goetz and Benjamin Silver;

Boston Partners: Martin P. MacDonnell, CFA and Mark Donovan, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA;

River Road: Henry W. Sanders III, Thomas S. Forsha, James C. Shircliff

Objective:

Capital appreciation and dividend income

Investment process:

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research

(continued on next page)

PACE Large Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

Current valuation spreads in global stock markets between the cheapest and most expensive stocks are at extreme levels last seen during the "tech bubble." When spreads are wide, history has shown strong outperformance for deep value over the course of the subsequent three to five years. We believe valuations in the US continue to be attractive and we see significant opportunities with our portion of the Portfolio invested across a range of economically sensitive industries, with the largest exposure in financials, energy and information technology.

No derivatives were used in the portfolio during the reporting period.

Boston Partners

Our portion of the Portfolio underperformed the benchmark during the reporting period, mainly driven by stock selection. The majority of the detractors came from stock selection in the health care and communications sectors. In the health care sector, shares of non-benchmark holding Gilead Sciences declined sharply during the period. This biotechnology company was negatively impacted as its Hepatitis-C business missed estimates due to lower pricing. However, this is only a small part of Gilead Sciences' business. The majority of the company—primarily HIV drugs—is growing, and we believe represents exceptional value. In the communications sector, shares of Liberty Global traded down after the Brexit vote. They provide cable and broadband access across the globe, with 35% to 40% of its business in the UK and 20% in Germany. These cash flows have not meaningfully changed except for a currency translation effect. Also detracting from results were some short positions in the real estate investment trust ("REIT") and communications sectors. Shares of Realty Income Corp. and telecommunications company Sprint moved sharply higher during the period. As such, our short positions detracted from our returns.

The consumer non-durables sector was our largest contributor to performance. Shares of Tyson Foods rallied sharply and were additive to results. Management has done a commendable job improving the profitability and balance sheet of the business. Short positions for our portion of the Portfolio that did well came from the capital goods and finance sectors. In particular, we had short positions in machinery companies that were down double-digits. Shares of Texas Capital Bancshares, a regional bank, and Mobile Mini, a financial services company, fell sharply. Therefore, these short positions added value during the period.

Derivatives were not used during the reporting period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, with fundamental factor exposures contributing to performance, whereas sector tilts detracted from results. Over the period, our high quality posture, expressed through overweights to securities with positive analyst insight, superior earnings quality, better profitability and low volatility, was a significant contributor to returns. Additionally, companies

Investment process
(continued)

to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

Boston Partners employs a "long/short" or "130/30" equity strategy that invests primarily in a diversified portfolio of common stocks of issuers identified as having attractive value characteristics with strong fundamentals and positive business momentum. Boston Partners establishes a sell discipline for each security in the portfolio based on its target price, and may also sell a security if business fundamentals weaken or if an expected catalyst fails to materialize. The short side of the portfolio is selected by identifying the contra-characteristics that we look for on the long portfolio and covering a short if the stock reaches its fair value or there is a positive change in fundamentals or business momentum.

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data

(continued on next page)

PACE Large Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

with larger dividend yields rallied during the period, and our tilt toward higher-yielding stocks further contributed to performance.

In terms of detracting factors, companies with larger market capitalizations rallied during the period. As such, our tilt toward smaller cap companies in the Russell 1000 Value Index negatively impacted performance. Additionally, companies with larger earnings yields performed poorly over the period and our increased exposure to these companies hurt results. Within industries, energy and pharmaceuticals & biotechnology posted negative returns for the period, making our underweight to these sectors relatively beneficial. In terms of detracting sector exposures, an overweight to banks and an underweight to semiconductors held performance back.

As of the end of the reporting period, our portion of the Portfolio was overweight basic materials, energy and health care, while being underweight information technology, retail and transportation. Our portion of the Portfolio exhibited a higher price-to-earnings multiple, higher price-to-book multiples and a higher dividend yield relative to the Russell 1000 Value Index. Additionally, we had a lower beta and were tilted toward smaller companies within the benchmark (Beta is a measure of volatility or risk relative to the market as a whole).

Derivatives were not used during the reporting period.

River Road Asset Management

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection and sector allocation were both responsible for our outperformance and resulted in a positive total effect in seven of the 10 sectors within the benchmark. The most significant positive impacts on performance were from stock selection in the financials and consumer staples sectors. Positive results in the financials sector were driven by the strong returns of our real estate investment trust ("REIT") holdings, most notably in Iron Mountain, which was our top contributor during the period. Of our six holdings in consumer staples, four significantly outperformed the broader sector, including Molson Coors Brewing Co., the third-highest contributor in our portion of the Portfolio. We sold our position in Molson Coors Brewing Co. prior to the end of the reporting period, as the stock was trading at a premium to our valuation of the company. Our second-highest contributor during the period was our largest holding, Microsoft Corp.

Investment process
(concluded)

inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

River Road utilizes a fundamentally driven research process to identify attractive purchase candidates from an all cap universe of high yielding equity securities. The firm invests in well-managed, financially strong companies with high and growing dividends, targeting companies that are also trading at a meaningful discount to River Road's assessed valuation. The stock selection process is complemented by a risk averse approach that employs balanced diversification and a structured sell discipline.

PACE Large Co Value Equity Investments

Subadvisors' comments (Unaudited) – concluded

The most significant detractors from results were from stock selection in materials and an overweight in the consumer discretionary sector. Among our five holdings in materials, three significantly underperformed the broader sector return, including Compass Minerals International, Inc. Meanwhile, two of our largest detractors came from the consumer discretionary sector: Kohl's Corp. and Macy's, Inc. Both securities were eliminated from our portion of the Portfolio due to accumulated unrealized losses. PNC Financial Services Group Inc. was our second-largest detractor during the period.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	2.87%	11.08%	5.68%
Class C2	2.11	10.21	4.85
Class Y3	3.16	11.36	5.98
Class P4	3.17	11.35	5.94
After deducting maximum sales charge
Class A1	(2.78)	9.83	5.08
Class C2	1.21	10.21	4.85
Russell 1000 Value Index[5]	5.38	12.75	6.18
Lipper Large-Cap Value Funds median	1.04	10.82	5.46

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.40%	9.65%	5.50%
Class C2	(0.38)	8.80	4.67
Class Y3	0.64	9.92	5.80
Class P4	0.64	9.92	5.76
After deducting maximum sales charge
Class A1	(5.12)	8.42	4.91
Class C2	(1.26)	8.80	4.67

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.48% and 1.48%; Class C—2.25% and 2.25%; Class Y—1.23% and 1.23%; and Class P—1.24% and 1.24%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.27%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Value Equity Investments Class P shares versus the Russell 1000 Value Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Value Equity Investments

PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$1,302.6
Number of holdings	513
Portfolio composition[1]	07/31/16
Common stocks, ADRs and rights	112.3%
Investments sold short	(13.0)
Cash equivalents and other assets less liabilities	0.7
Total	100.0%
Top five sectors (long holdings)[1]	07/31/16
Financials	30.5%
Information Technology	17.6
Energy	13.5
Consumer Discretionary	12.3
Health Care	11.0
Total	84.9%
Top ten equity holdings (long holdings)[1]	07/31/16
JPMorgan Chase & Co.	2.3%
Microsoft Corp.	2.1
Intel Corp.	2.0
Johnson & Johnson	1.9
Bank of America Corp.	1.9
Exxon Mobil Corp.	1.9
Verizon Communications, Inc.	1.7
Omnicom Group, Inc.	1.6
Occidental Petroleum Corp.	1.6
Citigroup, Inc.	1.5
Total	18.5%
Top five sectors (short holdings)[1]	07/31/16
Financials	(2.9)%
Consumer Discretionary	(2.0)
Information Technology	(1.8)
Industrials	(1.7)
Energy	(1.4)
Total	(9.8)%
Top ten equity holdings (short holdings)[1]	07/31/16
Tyson Foods, Inc., Class A	(0.3)%
MGM Resorts International	(0.3)
Assurant, Inc.	(0.2)
Level 3 Communications, Inc.	(0.2)
Welltower, Inc.	(0.2)
T-Mobile US, Inc.	(0.2)
Sprint Corp.	(0.2)
NetSuite, Inc.	(0.2)
The Cooper Cos., Inc.	(0.2)
Navient Corp.	(0.2)
Total	(2.2)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 262.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—112.33%
Aerospace & defense—2.91%
General Dynamics Corp.[1]	78,644	$11,552,017
Honeywell International, Inc.	25,068	2,916,161
Huntington Ingalls Industries, Inc.	13,005	2,244,403
Lockheed Martin Corp.	18,710	4,728,578
Raytheon Co.[1]	83,912	11,708,241
United Technologies Corp.	44,487	4,789,026
		37,938,426
Air freight & logistics—0.80%
United Parcel Service, Inc., Class B	96,403	10,421,164
Airlines—0.52%
Delta Air Lines, Inc.[1]	125,131	4,848,826
United Continental Holdings, Inc.*	40,789	1,912,596
		6,761,422
Auto components—0.84%
Gentex Corp.[2]	80,260	1,418,194
Johnson Controls, Inc.[2]	165,744	7,610,965
Lear Corp.	16,353	1,855,248
		10,884,407
Automobiles—0.97%
Ford Motor Co.[2]	877,216	11,105,555
General Motors Co.	49,425	1,558,864
		12,664,419
Banks—6.01%
BB&T Corp.[2]	403,908	14,892,088
Commerce Bancshares, Inc.	42,324	2,001,502
East West Bancorp, Inc.	56,572	1,935,894
Fifth Third Bancorp	248,653	4,719,434
Huntington Bancshares, Inc.	86,895	825,502
PacWest Bancorp[2]	8,380	346,513
People's United Financial, Inc.[2]	101,830	1,543,743
Popular, Inc.	53,554	1,804,234
Regions Financial Corp.	891,700	8,176,889
SunTrust Banks, Inc.	32,258	1,364,191
Synovus Financial Corp.	65,580	1,996,255
TCF Financial Corp.[2]	36,403	494,717
The PNC Financial Services Group, Inc.	130,012	10,745,492
US Bancorp	269,410	11,361,019
Wells Fargo & Co.[1]	335,202	16,079,640
		78,287,113
Beverages—0.38%
PepsiCo, Inc.	45,366	4,941,265
Biotechnology—1.00%
Alnylam Pharmaceuticals, Inc.*,2	3,940	268,235
Amgen, Inc.	44,743	7,697,139
Gilead Sciences, Inc.	63,113	5,015,590
		12,980,964
Building products—0.09%
Owens Corning	22,820	1,207,406
	Number of Shares	Value
Common stocks—(continued)
Capital markets—3.27%
BlackRock, Inc.	2,806	$1,027,698
Franklin Resources, Inc.	331,049	11,980,663
Invesco Ltd.	21,080	615,114
Morgan Stanley	353,067	10,143,615
State Street Corp.	143,756	9,456,270
The Goldman Sachs Group, Inc.	58,680	9,318,971
		42,542,331
Chemicals—2.62%
Air Products & Chemicals, Inc.	7,911	1,182,062
Ashland, Inc.	33,320	3,773,157
CF Industries Holdings, Inc.	16,690	411,909
Eastman Chemical Co.	7,670	500,314
FMC Corp.[2]	9,422	447,922
Huntsman Corp.	83,706	1,294,095
Ingevity Corp.*,2	5,475	209,528
LyondellBasell Industries N.V., Class A	41,344	3,111,549
Methanex Corp.	59,688	1,672,458
PPG Industries, Inc.	37,132	3,888,092
Praxair, Inc.	80,360	9,365,154
The Dow Chemical Co.	123,694	6,638,657
The Mosaic Co.[2]	28,172	760,644
The Valspar Corp.	7,682	817,902
		34,073,443
Commercial services & supplies—0.61%
Corrections Corp. of America	16,170	518,249
KAR Auction Services, Inc.	26,960	1,153,079
Republic Services, Inc.	58,404	2,993,789
Stericycle, Inc.*,2	3,740	337,610
Waste Management, Inc.	45,118	2,983,202
		7,985,929
Communications equipment—1.72%
Brocade Communications Systems, Inc.[2]	359,831	3,346,428
Cisco Systems, Inc.	46,950	1,433,383
Harris Corp.	59,964	5,194,082
Juniper Networks, Inc.	87,829	1,992,840
Motorola Solutions, Inc.	151,018	10,477,629
		22,444,362
Construction & engineering—0.26%
Chicago Bridge & Iron Co. N.V.	11,398	385,366
Fluor Corp.	7,156	382,989
Jacobs Engineering Group, Inc.*,2	49,559	2,652,398
		3,420,753
Construction materials—0.26%
CRH PLC, ADR[2]	110,665	3,404,055
Consumer finance—1.94%
Ally Financial, Inc.	175,023	3,157,415
Capital One Financial Corp.	162,614	10,908,147
Discover Financial Services[1]	146,051	8,301,539
Navient Corp.	159,091	2,259,092
OneMain Holdings, Inc.*,2	22,140	638,518
		25,264,711

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Containers & packaging—0.98%
AptarGroup, Inc.[2]	9,820	$767,728
Bemis Co., Inc.[2]	14,200	724,768
Berry Plastics Group, Inc.*	37,370	1,532,170
Graphic Packaging Holding Co.	60,677	827,634
International Paper Co.[2]	40,939	1,875,416
Sealed Air Corp.	45,984	2,169,525
Sonoco Products Co.[2]	34,600	1,762,178
WestRock Co.	71,289	3,059,011
		12,718,430
Diversified financial services—7.42%
Bank of America Corp.[1]	1,721,498	24,944,506
Citigroup, Inc.[1]	454,797	19,924,657
CME Group, Inc.	73,272	7,491,329
Intercontinental Exchange, Inc.	10,281	2,716,240
JPMorgan Chase & Co.[1]	460,336	29,447,694
Voya Financial, Inc.	472,673	12,114,609
		96,639,035
Diversified telecommunication services—2.40%
AT&T, Inc.[1]	164,424	7,117,915
CenturyLink, Inc.[2]	59,396	1,867,410
Verizon Communications, Inc.[1]	401,496	22,246,894
		31,232,219
Electric utilities—1.34%
AES Corp.	434,441	5,365,346
American Electric Power Co., Inc.	23,197	1,607,552
Duke Energy Corp.	12,988	1,111,643
Edison International	22,315	1,726,734
Entergy Corp.	11,969	974,157
Exelon Corp.	39,711	1,480,426
FirstEnergy Corp.	29,710	1,037,473
NextEra Energy, Inc.	5,930	760,760
PG&E Corp.	13,970	893,242
The Southern Co.	29,980	1,603,930
Xcel Energy, Inc.[2]	20,215	889,056
		17,450,319
Electrical equipment—0.53%
Emerson Electric Co.[2]	122,482	6,846,744
Electronic equipment, instruments & components—2.77%
Arrow Electronics, Inc.*	18,475	1,228,403
Corning, Inc.	699,199	15,536,202
Dolby Laboratories, Inc., Class A2	12,230	615,291
Flextronics International Ltd.*	446,761	5,660,462
Jabil Circuit, Inc.[2]	93,888	1,910,621
TE Connectivity Ltd.	180,716	10,893,560
Trimble Navigation Ltd.*,2	9,344	247,055
		36,091,594
	Number of Shares	Value
Common stocks—(continued)
Energy equipment & services—1.11%
Ensco PLC Class A	77,272	$708,584
FMC Technologies, Inc.*	42,480	1,078,143
Halliburton Co.	180,200	7,867,532
National Oilwell Varco, Inc.[2]	25,580	827,513
Rowan Cos., PLC, Class A2	30,830	469,849
Schlumberger Ltd.	33,160	2,670,043
Superior Energy Services, Inc.[2]	31,497	503,007
Weatherford International PLC*,2	67,590	383,911
		14,508,582
Food & staples retailing—1.77%
CVS Health Corp.	23,680	2,195,610
Wal-Mart Stores, Inc.	252,762	18,444,043
Walgreens Boots Alliance, Inc.	30,673	2,430,835
		23,070,488
Food products—0.62%
Campbell Soup Co.[2]	13,516	841,642
Kellogg Co.	13,630	1,127,337
Mondelez International, Inc., Class A	37,386	1,644,236
The J.M. Smucker Co.	3,474	535,552
Tyson Foods, Inc., Class A	52,712	3,879,603
		8,028,370
Gas utilities—1.24%
AmeriGas Partners LP	107,615	5,368,912
Atmos Energy Corp.	10,432	832,369
National Fuel Gas Co.	134,701	7,611,954
Questar Corp.	49,055	1,234,714
UGI Corp.	24,340	1,101,629
		16,149,578
Health care equipment & supplies—0.73%
Baxter International, Inc.	98,655	4,737,413
Danaher Corp.	13,440	1,094,554
Medtronic PLC	9,870	864,908
St. Jude Medical, Inc.	21,613	1,794,744
Zimmer Holdings, Inc.	7,810	1,024,203
		9,515,822
Health care providers & services—4.48%
Anthem, Inc.[2]	33,956	4,459,781
Cardinal Health, Inc.	115,197	9,630,469
Cigna Corp.	52,301	6,744,737
DaVita HealthCare Partners, Inc.*	6,420	497,807
Express Scripts Holding Co.*,2	107,180	8,153,183
HCA Holdings, Inc.*	24,192	1,865,929
Laboratory Corp. of America Holdings*	13,767	1,921,322
McKesson Corp.[1]	37,576	7,310,787
MEDNAX, Inc.*,2	20,550	1,416,100
Owens & Minor, Inc.[2]	145,589	5,198,983
Quest Diagnostics, Inc.	73,522	6,349,360
UnitedHealth Group, Inc.	33,633	4,816,246
		58,364,704

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—0.24%
Choice Hotels International, Inc.	9,570	$462,135
Darden Restaurants, Inc.	20,261	1,247,267
Six Flags Entertainment Corp.	23,983	1,352,402
		3,061,804
Household durables—0.59%
D.R. Horton, Inc.	81,033	2,664,365
PulteGroup, Inc.	235,034	4,978,020
		7,642,385
Household products—1.23%
Colgate-Palmolive Co.	42,900	3,193,047
Kimberly-Clark Corp.	36,042	4,669,241
The Clorox Co.[2]	12,240	1,604,297
The Procter & Gamble Co.[1]	76,964	6,587,349
		16,053,934
Industrial conglomerates—0.47%
General Electric Co.[1]	198,613	6,184,809
Insurance—6.89%
Allied World Assurance Co. Holdings AG	149,931	6,145,672
American Financial Group, Inc.	12,484	912,580
American International Group, Inc.	140,202	7,632,597
American National Insurance Co.	3,640	416,234
Aon PLC	29,190	3,125,373
Arch Capital Group Ltd.*	11,490	834,519
Arthur J. Gallagher & Co.	13,580	668,000
Aspen Insurance Holdings Ltd.	35,180	1,616,873
Axis Capital Holdings Ltd.	134,881	7,496,686
Berkshire Hathaway, Inc., Class B*,1	137,172	19,789,804
Brown & Brown, Inc.	35,500	1,301,430
Chubb Ltd.	43,830	5,490,146
Cincinnati Financial Corp.[2]	11,065	826,555
CNA Financial Corp.	45,092	1,435,278
Everest Re Group Ltd.[2]	3,669	693,478
Loews Corp.	10,850	448,431
Mercury General Corp.[2]	10,546	583,932
MetLife, Inc.	330,362	14,119,672
Old Republic International Corp.	83,980	1,627,532
ProAssurance Corp.	30,019	1,550,782
RenaissanceRe Holdings Ltd.[2]	12,076	1,419,172
The Allstate Corp.	65,652	4,486,001
The Hanover Insurance Group, Inc.[2]	19,572	1,611,558
The Hartford Financial Services Group, Inc.	8,676	345,739
The Travelers Cos., Inc.	31,108	3,615,372
Validus Holdings Ltd.	14,707	726,967
W.R. Berkley Corp.[2]	13,490	784,983
		89,705,366
Internet & catalog retail—0.05%
Liberty Interactive Corp. QVC Group, Class A*	26,099	699,714
	Number of Shares	Value
Common stocks—(continued)
Internet software & services—1.02%
Alphabet, Inc., Class A*	8,502	$6,727,973
eBay, Inc.*	188,324	5,868,176
Twitter, Inc.*,2	22,460	373,734
Yelp, Inc.*	11,350	365,129
		13,335,012
IT services—2.04%
Alliance Data Systems Corp.*	4,299	995,734
Computer Sciences Corp.	127,887	6,116,835
Fidelity National Information Services, Inc.	37,540	2,985,556
International Business Machines Corp.[2]	20,170	3,239,706
Leidos Holdings, Inc.	81,721	4,086,867
The Western Union Co.[2]	381,714	7,634,280
Xerox Corp.	147,697	1,521,279
		26,580,257
Leisure products—0.41%
Mattel, Inc.[2]	28,040	935,975
Polaris Industries, Inc.[2]	44,365	4,381,044
		5,317,019
Life sciences tools & services—0.07%
Agilent Technologies, Inc.*	7,070	340,138
Thermo Fisher Scientific, Inc.	3,690	586,119
		926,257
Machinery—3.15%
Allison Transmission Holdings, Inc.	44,700	1,288,254
Caterpillar, Inc.[2]	29,140	2,411,626
Colfax Corp.*,2	14,310	420,142
Dover Corp.	153,650	10,975,219
Fortive Corp.*	6,720	323,971
Kennametal, Inc.[2]	12,250	304,535
Parker-Hannifin Corp.	141,672	16,177,526
Stanley Black & Decker, Inc.	71,233	8,669,056
Trinity Industries, Inc.[2]	21,760	505,050
		41,075,379
Media—6.39%
CBS Corp., Class B2	56,042	2,926,513
Cinemark Holdings, Inc.	229,804	8,640,630
Comcast Corp., Class A	96,571	6,494,400
DISH Network Corp., Class A*	7,360	393,171
Liberty Global PLC LiLAC, Class C*	68,202	2,387,070
Liberty Global PLC, Series C*	141,387	4,375,928
Liberty SiriusXM Group, Class C*	27,890	983,122
News Corp., Class A	543,561	7,049,986
Omnicom Group, Inc.[2]	252,309	20,762,508
Scripps Networks Interactive, Inc., Class A2	10,134	669,452
The Interpublic Group Cos., Inc.	294,389	6,788,610
Thomson Reuters Corp.	221,073	9,309,384
Time Warner, Inc.	156,389	11,987,217
Viacom, Inc., Class B	11,410	518,813
		83,286,804

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Metals & mining—1.05%
Barrick Gold Corp.	130,176	$2,845,647
Compass Minerals International, Inc.[2]	91,033	6,334,987
Nucor Corp.	43,947	2,357,317
Steel Dynamics, Inc.	79,454	2,130,956
		13,668,907
Multi-utilities—1.04%
Ameren Corp.[2]	23,774	1,246,708
CenterPoint Energy, Inc.	83,008	1,985,551
Dominion Resources, Inc.[2]	30,635	2,390,143
Vectren Corp.	152,475	7,887,532
		13,509,934
Multiline retail—0.98%
Target Corp.[2]	169,293	12,752,842
Oil, gas & consumable fuels—12.60%
Anadarko Petroleum Corp.	59,308	3,234,065
Apache Corp.[2]	15,380	807,450
BP PLC, ADR	285,900	9,834,960
Canadian Natural Resources Ltd.[2]	132,949	4,019,048
Cenovus Energy, Inc.	478,600	6,843,980
Chevron Corp.[1]	165,536	16,964,129
ConocoPhillips	41,738	1,703,745
Devon Energy Corp.	31,890	1,220,749
Diamondback Energy, Inc.*	63,617	5,584,936
Energen Corp.	15,260	723,019
EOG Resources, Inc.	88,170	7,203,489
EQT Corp.	40,456	2,947,624
Exxon Mobil Corp.[1,2]	274,506	24,417,309
Gulfport Energy Corp.*	28,600	831,974
Hess Corp.	19,770	1,060,661
HollyFrontier Corp.[2]	39,389	1,001,268
Kinder Morgan, Inc.	51,420	1,045,369
Magellan Midstream Partners LP	80,754	5,883,736
Marathon Oil Corp.	74,150	1,011,406
Marathon Petroleum Corp.	67,973	2,677,457
Murphy Oil Corp.[2]	323,022	8,860,494
Newfield Exploration Co.*	22,890	991,137
Noble Energy, Inc.	34,220	1,222,338
Occidental Petroleum Corp.[1]	276,793	20,684,741
Parsley Energy, Inc., Class A*,2	58,237	1,660,337
Phillips 66[1,2]	132,116	10,048,743
Pioneer Natural Resources Co	3,390	551,112
QEP Resources, Inc.	32,398	589,644
Rice Energy, Inc.*	44,660	1,041,471
Royal Dutch Shell PLC, Class A, ADR	237,269	12,288,162
Spectra Energy Partners LP	131,308	6,399,952
Targa Resources Corp.	9,350	348,381
The Williams Cos., Inc.	17,990	431,220
		164,134,106
	Number of Shares	Value
Common stocks—(continued)
Personal products—0.59%
Edgewell Personal Care Co.*	11,250	$951,863
Unilever PLC, ADR	142,593	6,674,778
		7,626,641
Pharmaceuticals—4.84%
Abbott Laboratories[2]	159,621	7,143,040
Endo International PLC*,2	26,063	452,454
Johnson & Johnson[1]	200,788	25,144,681
Mallinckrodt PLC*	8,100	545,454
Merck & Co., Inc.[1]	298,172	17,490,770
Perrigo Co. PLC	7,190	657,094
Pfizer, Inc.[1]	175,616	6,478,474
Sanofi, ADR	119,421	5,090,917
		63,002,884
Real estate investment trusts—5.43%
American Campus Communities, Inc.	17,570	950,010
American Homes 4 Rent, Class A2	29,343	636,743
Annaly Capital Management, Inc.	152,450	1,673,901
Chimera Investment Corp.	82,528	1,384,820
Communications Sales & Leasing, Inc.	158,100	4,913,748
DDR Corp.	47,200	931,728
Equity Residential	25,157	1,710,424
General Growth Properties, Inc.[2]	24,470	781,817
Hospitality Properties Trust[2]	25,870	825,512
Iron Mountain, Inc.[2]	367,052	15,126,213
Kimco Realty Corp.	26,980	866,058
Liberty Property Trust	35,910	1,485,956
MFA Financial, Inc.	202,003	1,519,063
National Retail Properties, Inc.	16,940	900,530
Post Properties, Inc.	17,190	1,093,112
Prologis, Inc.	29,045	1,582,662
Regency Centers Corp.	20,910	1,775,886
Retail Properties of America, Inc., Class A2	52,310	922,225
Sabra Health Care REIT, Inc.	91,275	2,182,385
Sovran Self Storage, Inc.	6,930	709,424
Starwood Property Trust, Inc.	66,480	1,449,264
The GEO Group, Inc.	171,893	5,949,217
Ventas, Inc.	119,761	9,120,998
VEREIT, Inc.[2]	171,300	1,894,578
Weingarten Realty Investors	34,920	1,508,195
Weyerhaeuser Co.	244,969	8,015,386
WP Carey, Inc.	12,159	883,351
		70,793,206
Real estate management & development—0.14%
Jones Lang LaSalle, Inc.	3,737	409,090
Realogy Holdings Corp.*	47,270	1,464,897
		1,873,987
Road & rail—0.60%
Kansas City Southern	5,064	486,701
Union Pacific Corp.	78,959	7,347,135
		7,833,836

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—3.26%
Cree, Inc.*,2	30,031	$858,887
Intel Corp.[1,2]	736,857	25,686,835
Lam Research Corp.	10,181	913,948
Micron Technology, Inc.*	500	6,870
QUALCOMM, Inc.	145,718	9,119,033
Teradyne, Inc.	56,240	1,110,740
Texas Instruments, Inc.[2]	68,003	4,743,209
		42,439,522
Software—3.58%
ANSYS, Inc.*	7,530	672,881
Microsoft Corp.[1]	479,544	27,180,554
Nuance Communications, Inc.*	49,930	802,375
Oracle Corp.	400,455	16,434,673
Symantec Corp.	76,976	1,572,620
		46,663,103
Specialty retail—0.94%
Best Buy Co., Inc.[2]	48,666	1,635,178
Foot Locker, Inc.	28,807	1,717,473
Staples, Inc.	963,385	8,949,847
		12,302,498
Technology hardware, storage & peripherals—3.20%
Apple, Inc.	38,018	3,961,856
Hewlett Packard Enterprise Co.[1]	826,379	17,370,486
HP, Inc.	549,798	7,702,670
NetApp, Inc.[2]	32,260	850,051
Seagate Technology PLC[2]	367,625	11,775,029
		41,660,092
Textiles, apparel & luxury goods—0.14%
Coach, Inc.[2]	24,460	1,054,471
Ralph Lauren Corp.[2]	7,350	720,961
		1,775,432
Tobacco—0.31%
Philip Morris International, Inc.[1]	40,500	4,060,530
Trading companies & distributors—1.45%
Aircastle Ltd.	166,185	3,692,631
Fastenal Co.	215,879	9,228,827
MSC Industrial Direct Co., Inc., Class A	83,533	6,000,175
		18,921,633
Water utilities—0.04%
Aqua America, Inc.	14,010	485,305
Total common stocks (cost—$1,352,164,315)		1,463,211,253
	Number of Rights
Rights—0.00%†
Safeway Casa Ley CVR*,2,3,4	35,500	36,029
Safeway PDC LLC CVR*,2,3,4	35,500	1,733
Total rights (cost—$37,630)		37,762
	Face Amount	Value
Repurchase agreement—0.57%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $592,837 US Treasury Bond, 7.875% due 02/15/21 and $6,527,225 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$7,496,112); proceeds: $7,349,006 (cost—$7,349,000)	$7,349,000	$7,349,000
	Number of Shares
Investment of cash collateral from securities loaned—0.39%
Money market fund—0.39%
State Street Institutional U.S. Government Money Market Fund (cost—$5,079,560)	5,079,560	5,079,560
Total investments before investments sold short (cost—$1,364,630,505)—113.29%		1,475,677,575
Investments sold short—(12.97)%
Common stocks—(12.97)%
Aerospace & defense—(0.04)%
Huntington Ingalls Industries, Inc.	(2,830)	(488,401)
Airlines—(0.17)%
Alaska Air Group, Inc.	(273)	(18,351)
Delta Air Lines, Inc.	(15,100)	(585,125)
JetBlue Airways Corp.	(64,000)	(1,173,120)
United Continental Holdings, Inc.	(9,570)	(448,737)
		(2,225,333)
Auto components—(0.04)%
Dorman Products, Inc.	(9,010)	(573,937)
The Goodyear Tire & Rubber Co.	(195)	(5,591)
		(579,528)
Banks—(1.03)%
Bank of Hawaii Corp.	(6,762)	(466,037)
CIT Group, Inc.	(29,120)	(1,006,387)
Comerica, Inc.	(20,860)	(943,706)
Community Bank System, Inc.	(24,297)	(1,072,227)
Cullen/Frost Bankers, Inc.	(12,794)	(868,585)
CVB Financial Corp.	(47,964)	(789,008)
First Financial Bankshares, Inc.	(34,798)	(1,189,048)
KeyCorp	(86,750)	(1,014,975)
SVB Financial Group	(6,930)	(695,910)
Trustmark Corp.	(24,675)	(644,017)
UMB Financial Corp.	(14,200)	(786,822)
United Bankshares, Inc.	(37,663)	(1,442,493)
Westamerica Bancorp	(23,845)	(1,121,669)
Zions Bancorp	(49,100)	(1,368,908)
		(13,409,792)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Beverages—(0.06)%
Molson Coors Brewing Co., Class B	(7,590)	$(775,394)
Monster Beverage Corp.	(361)	(57,988)
		(833,382)
Biotechnology—(0.06)%
United Therapeutics Corp.	(6,030)	(729,690)
Building products—(0.09)%
Fortune Brands Home & Security, Inc.	(17,727)	(1,121,587)
Capital markets—(0.17)%
E*TRADE Financial Corp.	(64,210)	(1,610,387)
TD Ameritrade Holding Corp.	(19,063)	(578,753)
		(2,189,140)
Chemicals—(0.54)%
Air Products & Chemicals, Inc.	(4,275)	(638,771)
Albemarle Corp.	(8,310)	(699,453)
Axalta Coating Systems Ltd.	(52,201)	(1,490,339)
Balchem Corp.	(12,535)	(800,610)
FMC Corp.	(30,710)	(1,459,953)
International Flavors & Fragrances, Inc.	(6,145)	(818,821)
NewMarket Corp.	(2,486)	(1,063,859)
		(6,971,806)
Commercial services & supplies—(0.16)%
Mobile Mini, Inc.	(27,371)	(889,831)
Rollins, Inc.	(40,881)	(1,152,027)
		(2,041,858)
Communications equipment—(0.14)%
Arista Networks, Inc.	(11,386)	(811,480)
ViaSat, Inc.	(14,258)	(1,052,668)
		(1,864,148)
Construction & engineering—(0.17)%
Jacobs Engineering Group, Inc.	(10,584)	(566,456)
Valmont Industries, Inc.	(12,530)	(1,640,803)
		(2,207,259)
Construction materials—(0.04)%
Vulcan Materials Co.	(4,523)	(560,762)
Consumer finance—(0.32)%
Ally Financial, Inc.	(46,930)	(846,617)
Navient Corp.	(150,469)	(2,136,660)
Synchrony Financial	(43,440)	(1,211,107)
		(4,194,384)
Containers & packaging—(0.17)%
AptarGroup, Inc.	(8,392)	(656,087)
Ball Corp.	(22,323)	(1,577,566)
		(2,233,653)
Diversified financial services—(0.05)%
Interactive Brokers Group, Inc., Class A	(19,010)	(662,308)
	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Diversified telecommunication services—(0.22)%
Level 3 Communications, Inc.	(56,840)	$(2,876,104)
Electric utilities—(0.07)%
Avangrid, Inc.	(19,950)	(900,543)
Electrical equipment—(0.09)%
Rockwell Automation, Inc.	(9,936)	(1,136,678)
Electronic equipment, instruments & components—(0.21)%
Itron, Inc.	(25,383)	(1,083,600)
National Instruments Corp.	(29,481)	(845,515)
Trimble Navigation Ltd.	(30,157)	(797,351)
		(2,726,466)
Energy equipment & services—(0.24)%
Helmerich & Payne, Inc.	(15,440)	(956,817)
National Oilwell Varco, Inc.	(40,130)	(1,298,205)
Transocean Ltd.	(27,028)	(297,038)
Weatherford International PLC	(96,876)	(550,256)
		(3,102,316)
Food & staples retailing—(0.12)%
PriceSmart, Inc.	(11,700)	(911,196)
Walgreens Boots Alliance, Inc.	(8,510)	(674,418)
		(1,585,614)
Food products—(0.41)%
The Hain Celestial Group, Inc.	(12,705)	(670,697)
TreeHouse Foods, Inc.	(13,798)	(1,423,815)
Tyson Foods, Inc., Class A	(44,858)	(3,301,549)
		(5,396,061)
Health care equipment & supplies—(0.25)%
Intuitive Surgical, Inc.	(828)	(576,089)
The Cooper Cos., Inc.	(11,877)	(2,167,196)
West Pharmaceutical Services, Inc.	(6,930)	(556,341)
		(3,299,626)
Health care providers & services—(0.15)%
Aetna, Inc.	(3,330)	(383,649)
Brookdale Senior Living, Inc.	(35,597)	(657,477)
Henry Schein, Inc.	(5,082)	(919,740)
		(1,960,866)
Health care technology—(0.22)%
athenahealth, Inc.	(4,900)	(626,171)
Medidata Solutions, Inc.	(21,802)	(1,158,776)
Veeva Systems, Inc., Class A	(27,908)	(1,060,225)
		(2,845,172)
Hotels, restaurants & leisure—(0.97)%
Aramark	(24,500)	(878,325)
Bob Evans Farms, Inc.	(12,995)	(477,956)
Buffalo Wild Wings, Inc.	(3,753)	(630,354)
Carnival Corp.	(17,550)	(819,936)
Chipotle Mexican Grill, Inc.	(871)	(369,295)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Hyatt Hotels Corp., Class A	(16,270)	$(820,659)
MGM Resorts International	(135,080)	(3,239,218)
Norwegian Cruise Line Holdings Ltd.	(18,853)	(803,138)
Panera Bread Co., Class A	(4,407)	(966,543)
Royal Caribbean Cruises Ltd.	(9,900)	(717,156)
SeaWorld Entertainment, Inc.	(44,109)	(679,279)
Texas Roadhouse, Inc.	(22,855)	(1,079,213)
The Cheesecake Factory, Inc.	(16,865)	(872,427)
Wynn Resorts Ltd.	(3,217)	(315,105)
		(12,668,604)
Household durables—(0.16)%
D.R. Horton, Inc.	(63,400)	(2,084,592)
Household products—(0.07)%
Colgate-Palmolive Co.	(12,329)	(917,647)
Independent power and renewable electricity producers—(0.05)%
Ormat Technologies, Inc.	(13,878)	(633,392)
Insurance—(0.58)%
Arch Capital Group Ltd.	(9,025)	(655,486)
Assurant, Inc.	(35,800)	(2,971,758)
FNF Group	(20,150)	(759,050)
Lincoln National Corp.	(6,890)	(300,886)
Mercury General Corp.	(19,441)	(1,076,448)
RLI Corp.	(9,466)	(645,297)
XL Group Ltd.	(33,050)	(1,143,861)
		(7,552,786)
Internet & catalog retail—(0.09)%
Expedia, Inc.	(3,070)	(358,115)
Liberty Ventures, Series A	(19,860)	(748,921)
		(1,107,036)
Internet software & services—(0.05)%
CommerceHub, Inc. Series A	(1,986)	(28,003)
CommerceHub, Inc. Series C	(3,972)	(55,608)
Yahoo!, Inc.	(14,310)	(546,499)
		(630,110)
IT services—(0.06)%
Wipro Ltd., ADR	(68,125)	(772,538)
Machinery—(0.64)%
AGCO Corp.	(14,340)	(690,614)
CNH Industrial NV	(194,917)	(1,389,758)
Deere & Co.	(19,386)	(1,506,486)
Flowserve Corp.	(14,386)	(688,370)
Lincoln Electric Holdings, Inc.	(8,200)	(508,892)
Middleby Corp.	(9,212)	(1,108,941)
Oshkosh Corp.	(6,791)	(374,116)
Pentair PLC	(5,107)	(325,929)
The Timken Co.	(11,260)	(376,647)
Wabtec Corp.	(19,531)	(1,337,874)
		(8,307,627)
	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Media—(0.09)%
Discovery Communications, Inc., Class C	(12,390)	$(304,051)
Twenty-First Century Fox, Inc., Class A	(33,192)	(884,235)
		(1,188,286)
Metals & mining—(0.04)%
Royal Gold, Inc.	(5,461)	(461,673)
Multi-utilities—(0.04)%
NiSource, Inc.	(21,870)	(561,184)
Multiline retail—(0.17)%
Dollar Tree, Inc.	(17,803)	(1,714,251)
Kohl's Corp.	(11,060)	(459,985)
		(2,174,236)
Oil, gas & consumable fuels—(1.12)%
Apache Corp.	(25,701)	(1,349,302)
Cabot Oil & Gas Corp.	(42,122)	(1,039,150)
ConocoPhillips	(50,326)	(2,054,307)
Continental Resources, Inc.	(34,356)	(1,513,382)
Diamondback Energy, Inc.	(13,810)	(1,212,380)
Matador Resources Co.	(61,805)	(1,303,467)
Murphy Oil Corp.	(47,848)	(1,312,471)
Newfield Exploration Co.	(13,413)	(580,783)
Southwestern Energy Co.	(34,312)	(500,269)
Spectra Energy Corp.	(36,418)	(1,309,955)
Tesoro Corp.	(18,850)	(1,435,428)
World Fuel Services Corp.	(19,390)	(922,964)
		(14,533,858)
Personal products—(0.08)%
Coty, Inc., Class A	(36,481)	(980,244)
Pharmaceuticals—(0.21)%
Allergan PLC	(3,460)	(875,207)
Bristol-Myers Squibb Co.	(18,069)	(1,351,742)
Mylan NV	(11,440)	(535,278)
		(2,762,227)
Professional services—(0.16)%
Manpowergroup, Inc.	(12,520)	(868,888)
Verisk Analytics, Inc.	(14,651)	(1,249,437)
		(2,118,325)
Real estate investment trusts—(0.59)%
HCP, Inc.	(46,590)	(1,827,726)
Omega Healthcare Investors, Inc.	(24,540)	(846,630)
Realty Income Corp.	(11,071)	(791,244)
SL Green Realty Corp.	(7,784)	(917,111)
Ventas, Inc.	(10,030)	(763,885)
Welltower, Inc.	(31,950)	(2,534,593)
		(7,681,189)

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Real estate management & development—(0.05)%
The Howard Hughes Corp.	(5,560)	$(664,198)
Road & rail—(0.18)%
Heartland Express, Inc.	(28,434)	(526,598)
J.B. Hunt Transport Services, Inc.	(5,673)	(471,597)
Old Dominion Freight Line, Inc.	(12,931)	(900,773)
Ryder System, Inc.	(7,140)	(470,526)
		(2,369,494)
Semiconductors & semiconductor equipment—(0.48)%
Broadcom Ltd.	(5,330)	(863,353)
Cavium, Inc.	(11,638)	(543,146)
Cypress Semiconductor Corp.	(89,460)	(1,041,314)
First Solar, Inc.	(7,150)	(333,762)
Marvell Technology Group Ltd.	(59,470)	(698,773)
NVIDIA Corp.	(22,220)	(1,268,762)
Skyworks Solutions, Inc.	(23,490)	(1,550,810)
		(6,299,920)
Software—(0.69)%
ACI Worldwide, Inc.	(55,538)	(1,100,208)
Activision Blizzard, Inc.	(21,160)	(849,786)
Blackbaud, Inc.	(16,176)	(1,081,366)
Guidewire Software, Inc.	(20,929)	(1,286,506)
NetSuite, Inc.	(21,787)	(2,371,515)
Proofpoint, Inc.	(15,411)	(1,169,232)
Synchronoss Technologies, Inc.	(17,547)	(655,205)
The Ultimate Software Group, Inc.	(2,475)	(517,522)
		(9,031,340)
Specialty retail—(0.21)%
CST Brands, Inc.	(6,820)	(304,990)
L Brands, Inc.	(8,430)	(622,977)
	Number of Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Specialty retail—(concluded)
Monro Muffler Brake, Inc.	(20,469)	$(1,281,769)
Tractor Supply Co.	(5,543)	(508,016)
		(2,717,752)
Technology hardware, storage & peripherals—(0.16)%
Apple, Inc.	(16,275)	(1,696,018)
Western Digital Corp.	(9,110)	(432,816)
		(2,128,834)
Textiles, apparel & luxury goods—(0.23)%
Coach, Inc.	(16,094)	(693,812)
Gildan Activewear, Inc.	(21,340)	(625,476)
Lululemon Athletica, Inc.	(14,060)	(1,091,759)
Under Armour, Inc., Class A	(15,198)	(599,713)
		(3,010,760)
Thrifts & mortgage finance—(0.07)%
New York Community Bancorp, Inc.	(67,080)	(969,306)
Tobacco—(0.09)%
Reynolds American, Inc.	(24,439)	(1,223,416)
Transportation infrastructure—(0.03)%
Macquarie Infrastructure Corp.	(4,875)	(373,669)
Wireless telecommunication services—(0.38)%
Sprint Corp.	(389,893)	(2,393,943)
T-Mobile US, Inc.	(54,500)	(2,525,530)
		(4,919,473)
Total investments sold short (proceeds—$153,770,032)		(168,986,193)
Liabilities in excess of other assets—(0.32)%		(4,128,101)
Net assets—100.00%		$1,302,563,281

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes before investments sold short was $1,375,736,948; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$140,453,481
Gross unrealized depreciation	(40,512,854)
Net unrealized appreciation	$99,940,627

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$6,993,833	$131,524,786	$138,518,619	$—	$10,409

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,463,211,253	$—	$—	$1,463,211,253
Rights	—	—	37,762	37,762
Repurchase agreement	—	7,349,000	—	7,349,000
Investment of cash collateral from securities loaned	—	5,079,560	—	5,079,560
Total	$1,463,211,253	$12,428,560	$37,762	$1,475,677,575
Liabilities
Investments sold short	$(168,986,193)	$—	$—	$(168,986,193)

At July 31, 2016, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Portfolio's investments that was valued using unobservable inputs (Level 3) for the year ended July 31, 2016:

Rights
Beginning balance	$37,762
Purchases	—
Issuances	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance	$37,762

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at July 31, 2016, was $0.

PACE Large Co Value Equity Investments

Portfolio of investments—July 31, 2016

Issuer breakdown by country or territory of origin (unaudited)

Investments before investments sold short	Percentage of total investments before investments sold short
United States	90.5%
United Kingdom	2.7
Canada	1.7
Switzerland	1.5
Ireland	1.2
Bermuda	1.2
Singapore	0.4
France	0.3
Netherlands	0.2
Curacao	0.2
Puerto Rico	0.1
Total	100.0%
Investments sold short	Percentage of total Investments sold short
United States	(92.6)%
Bermuda	(2.8)
Netherlands	(1.1)
Ireland	(1.0)
India	(0.5)
Panama	(0.5)
Singapore	(0.5)
Canada	(0.4)
Liberia	(0.4)
Switzerland	(0.2)
Total	(100.0)%

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%.

1  Security, or portion thereof, pledged as collateral for investments sold short.

2  Security, or portion thereof, was on loan at July 31, 2016.

3  Illiquid investment as of July 31, 2016.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements

PACE Large Co Growth Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned 1.01% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 1000 Growth Index (the "benchmark") gained 4.35%, and the Lipper Large-Cap Growth Funds category posted a median return of 0.04%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 158. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Jackson Square

Our portion of the Portfolio underperformed the benchmark during the reporting period. Strong performance in the information technology and financials sectors was unable to overcome weak results in the health care and consumer discretionary sectors. In terms of individual holdings, the largest detractors from performance were Valeant Pharmaceuticals International, Allergan PLC and Walgreens Boots Alliance, Inc. Valeant Pharmaceuticals International was weak due to multiple factors, mainly due to questions over its ability to file its Form 10-K on time to avoid a technical default on its debt obligations. (Form 10-K is an annual report required by the U.S. Securities and Exchange Commission that gives a comprehensive summary of a company's financial performance.) While the company did avoid a technical default, we sold out of the position given the negative change in the company's long-term fundamentals.

Our top contributors to performance included Equinix, Inc., Crown Castle International Corp. and Nike, Inc. Nike was sold in the beginning of 2016, as the investment team believed that the stock had reached full valuation after an extended rally in price. Equinix announced further expansion plans that include additional data centers, the divestiture of certain data centers to Digital Realty and a strategic partnership with Datang Telecom Group in China. Increased globalization, combined with the need for a secure and accessible network to meet the needs of its clients' geographically dispersed workforce, continue to create significant demand. We believe Equinix's innovative product offerings allow it to be well-positioned in the technology spending environment, which is focused on addressing the needs of enterprises that are struggling to maintain the highest level of network performance and quality of service for global users.

Derivatives were not used during the reporting period.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

(continued on next page)

PACE Select Advisors Trust – PACE Large Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Jackson Square Partners, LLC ("Jackson Square");

Mar Vista Investment Partners ("Mar Vista");

J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Jackson Square: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen;

Mar Vista: Brian L. Massey and Silas A. Myers;

J.P. Morgan: Gregory B. Luttrell

Objective:

Capital appreciation

Investment process:

Jackson Square invests primarily in common stocks of large capitalization growth-oriented companies that Jackson Square believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Jackson Square seeks to select securities of companies that it believes have attractive large end-market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value

PACE Large Co Growth Equity Investments

Subadvisors' comments (Unaudited) – continued

Mar Vista Investment Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. Strong stock selection drove our outperformance, while sector allocation negatively impacted results.

Sectors that contributed to our results included financials, industrials and health care. Within the financial sector, our significant investment in American Tower and specialty insurance companies positively affected results. Additionally, a lack of exposure to traditional banks was beneficial for results. Within industrials, strong stock selection and sector positioning added value during the period. Our underweight in health care, as well as an avoidance of excessive valuations in biotechnology, also added value relative to the benchmark. Investments within consumer staples, information technology and consumer discretionary detracted from results. The chase for income and yield pushed many investments in the consumer staples sector to excessive valuations. When business valuations disconnect with fundamentals, our portion of the Portfolio will typically be negatively impacted. Finally, a lack of exposure to the telecommunication services sector detracted from results.

The recent market appreciation reduced our average discount to intrinsic value to 10%, which is well below the 20% to 35% historical average. As a result, the investment team expects future returns to be primarily influenced by the compounding growth rates of the portfolio companies and less from stock price convergence to intrinsic value. Given the team's emphasis on capital protection and the elevated valuations for the overall market, the investment team will remain prudent in allocating our portion of the Portfolio's capital.

Derivatives were not used during the reporting period.

J.P. Morgan

Our portion of the Portfolio underperformed the benchmark during the reporting period. Much of the underperformance came during the first quarter of 2016, as investor sentiment abruptly shifted toward defensive sectors and stocks that had previously been out of favor. Underperformance was driven most notably by weak stock selection in the health care sector.

Stock selection in the health care and financial services sectors were the largest detractors from performance over the period. Stock selection within technology was the largest contributor, followed by our holdings within the energy sector. In terms of individual holdings, overweight positions in biopharmaceutical company Gilead Sciences, and biopharmaceutical company Regeneron Pharmaceuticals were our largest detractors from performance. On the upside, overweight positions in semiconductor company ARM and online retailer Amazon.com were our largest contributors to performance.

Investment process
(continued)

of the securities. Jackson Square also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies with sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a proven ability to allocate capital in ways that maximize shareholder value. Mar Vista's investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock.

J.P. Morgan invests primarily in a focused portfolio of equity securities of large capitalization companies. J.P. Morgan considers large capitalization companies to be companies with market capitalizations equal to those within the universe of the Russell 1000 Growth Index at the time of purchase. Although J.P. Morgan will invest primarily in equity securities of U.S. companies, it may invest in foreign securities, including depositary receipts. J.P. Morgan utilizes a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns

(continued on next page)

PACE Large Co Growth Equity Investments

Subadvisor's comments (Unaudited) – concluded

We continue to focus on identifying companies that possess three key characteristics: 1) a large addressable market undergoing meaningful change, 2) a sustainable competitive advantage which is being well-executed, and 3) positive earnings revisions. We continue to find attractive opportunities in the financial services sector, which is our largest overweight exposure. We are also overweight the consumer discretionary and technology sectors. Our greatest underweights are in consumer staples and producer durables, where we are finding limited growth opportunities.

Derivatives were not used during the reporting period.

Investment process
(concluded)

which are higher than those of the fund's benchmark while attempting to maintain a moderate risk profile.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	0.73%	11.80%	7.88%
Class C2	(0.08)	10.89	6.99
Class Y3	1.04	12.10	8.21
Class P4	1.01	12.10	8.17
After deducting maximum sales charge
Class A1	(4.82)	10.55	7.27
Class C2	(0.90)	10.89	6.99
Russell 1000 Growth Index[5]	4.35	13.62	9.50
Lipper Large-Cap Growth Funds median	0.04	11.71	8.21

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(1.04)%	10.45%	7.13%
Class C2	(1.86)	9.54	6.25
Class Y3	(0.79)	10.73	7.46
Class P4	(0.80)	10.73	7.42
After deducting maximum sales charge
Class A1	(6.48)	9.21	6.52
Class C2	(2.66)	9.54	6.25

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.18% and 1.18%; Class C—1.99% and 1.99%; Class Y—0.92% and 0.92%; and Class P—0.92% and 0.92%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.30%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Large Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Large Co Growth Equity Investments Class P shares versus the Russell 1000 Growth Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Large Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Large Co Growth Equity Investments

PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$1,274.5
Number of holdings	68
Portfolio composition[1]	07/31/16
Common stocks and ADRs	97.0%
Cash equivalents and other assets less liabilities	3.0
Total	100.0%
Top five sectors[1]	07/31/16
Information Technology	28.4%
Financials	17.1
Health Care	15.4
Consumer Discretionary	14.2
Industrials	10.4
Total	85.5%
Top ten equity holdings[1]	07/31/16
Allergan PLC	5.1%
Berkshire Hathaway, Inc., Class B	4.4
American Tower Corp.	4.3
TransDigm Group, Inc.	3.9
Markel Corp.	3.4
Alphabet, Inc. Class C	3.2
Honeywell International, Inc.	3.0
Schlumberger Ltd.	2.7
Facebook, Inc., Class A	2.7
Intuit, Inc.	2.6
Total	35.3%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 262.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—96.98%
Aerospace & defense—6.90%
Honeywell International, Inc.	328,459	$38,209,636
TransDigm Group, Inc.*,1	177,766	49,689,152
		87,898,788
Biotechnology—5.07%
Biogen, Inc.*	52,613	15,254,087
BioMarin Pharmaceutical, Inc.*	43,540	4,328,747
Celgene Corp.*	185,038	20,759,413
Gilead Sciences, Inc.	110,892	8,812,587
Regeneron Pharmaceuticals, Inc.*	21,309	9,058,882
Vertex Pharmaceuticals, Inc.*	65,999	6,401,903
		64,615,619
Capital markets—0.71%
The Charles Schwab Corp.	316,590	8,997,488
Chemicals—2.83%
Air Products & Chemicals, Inc.	51,731	7,729,646
Ecolab, Inc.	239,821	28,390,010
		36,119,656
Diversified financial services—5.93%
Berkshire Hathaway, Inc., Class B*	387,730	55,937,807
Intercontinental Exchange Group, Inc.	74,165	19,594,393
		75,532,200
Electrical equipment—0.47%
Acuity Brands, Inc.[1]	22,700	5,957,161
Energy equipment & services—2.73%
Schlumberger Ltd.	432,733	34,843,661
Food & staples retailing—1.40%
CVS Health Corp.	30,557	2,833,245
Walgreens Boots Alliance, Inc.	189,384	15,008,682
		17,841,927
Food products—2.24%
Mondelez International, Inc., Class A	648,825	28,535,324
Health care equipment & supplies—0.97%
DENTSPLY SIRONA, Inc.[1]	143,797	9,208,760
Intuitive Surgical, Inc.*	4,500	3,130,920
		12,339,680
Health care technology—0.24%
IMS Health Holdings, Inc.*	101,599	3,050,002
Hotels, restaurants & leisure—3.00%
Las Vegas Sands Corp.	115,700	5,860,205
Starbucks Corp.	556,719	32,317,538
		38,177,743
Insurance—3.36%
Markel Corp.*	45,131	42,818,036
	Number of Shares	Value
Common stocks—(continued)
Internet & catalog retail—5.19%
Amazon.com, Inc.*	39,724	$30,142,968
Liberty Interactive Corp. QVC Group, Class A*	639,464	17,144,030
priceline.com, Inc.*	5,227	7,060,684
TripAdvisor, Inc.*,1	169,035	11,827,379
		66,175,061
Internet software & services—9.52%
Alphabet, Inc. Class A*	38,678	30,607,448
Alphabet, Inc. Class C*	53,732	41,308,624
eBay, Inc.*	480,824	14,982,476
Facebook, Inc., Class A*	278,020	34,457,799
		121,356,347
IT services—6.02%
MasterCard, Inc., Class A	311,461	29,663,546
PayPal Holdings, Inc.*	686,335	25,559,115
Visa, Inc., Class A1	275,752	21,522,444
		76,745,105
Life sciences tools & services—3.27%
Illumina, Inc.*,1	47,200	7,851,720
Mettler-Toledo International, Inc.*	67,403	27,716,788
Quintiles Transnational Holdings, Inc.*,1	78,588	6,101,572
		41,670,080
Machinery—0.41%
Caterpillar, Inc.[1]	62,600	5,180,776
Media—1.25%
Liberty Global PLC LiLAC, Class C*	200,718	7,025,130
Liberty Global PLC, Class A*	58,814	1,864,992
Liberty Global PLC, Series C*	225,843	6,989,841
		15,879,963
Oil, gas & consumable fuels—0.37%
Pioneer Natural Resources Co.	29,420	4,782,809
Personal products—1.94%
Unilever N.V.	536,301	24,734,202
Pharmaceuticals—5.83%
Allergan PLC*	255,514	64,632,266
Novo Nordisk A/S, ADR	170,378	9,706,435
		74,338,701
Professional services—0.77%
Nielsen Holdings PLC	183,082	9,860,797
Real estate investment trusts—7.10%
American Tower Corp.	471,330	54,565,874
Crown Castle International Corp.	195,301	18,950,056
Equinix, Inc.[1]	45,558	16,987,212
		90,503,142
Road & rail—1.83%
Kansas City Southern	242,525	23,309,078

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(concluded)
Semiconductors & semiconductor equipment—2.75%
ARM Holdings PLC, ADR[1]	77,912	$5,170,240
Broadcom Ltd.	56,102	9,087,402
QUALCOMM, Inc.	331,940	20,772,805
		35,030,447
Software—10.13%
Adobe Systems, Inc.*	294,593	28,828,871
Electronic Arts, Inc.*	229,190	17,491,781
Intuit, Inc.	292,763	32,493,765
Microsoft Corp.	324,395	18,386,709
Oracle Corp.	506,915	20,803,792
Salesforce.com, Inc.*	72,339	5,917,330
ServiceNow, Inc.*	70,100	5,251,892
		129,174,140
Specialty retail—4.75%
L Brands, Inc.[1]	160,769	11,880,829
Ross Stores, Inc.[1]	68,000	4,204,440
The Home Depot, Inc.	87,416	12,084,388
The TJX Cos., Inc.	268,366	21,930,869
Ulta Salon, Cosmetics & Fragrance, Inc.*	39,900	10,422,279
		60,522,805
Total common stocks (cost—$962,689,832)		1,235,990,738
	Face Amount	Value
Repurchase agreement—2.81%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $2,887,147 US Treasury Bond, 7.875% due 02/15/21 and $31,787,914 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$36,506,445); proceeds: $35,790,030 (cost—$35,790,000)	$35,790,000	$35,790,000
	Number of Shares
Investment of cash collateral from securities loaned—0.20%
Money market funds—0.20%
State Street Institutional U.S. Government Money Market Fund (cost—$2,515,957)	2,515,957	2,515,957
Total investments (cost—$1,000,995,789)—99.99%		1,274,296,695
Other assets in excess of liabilities—0.01%		188,262
Net assets—100.00%		$1,274,484,957

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $1,001,886,083; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$293,828,310
Gross unrealized depreciation	(21,417,698)
Net unrealized appreciation	$272,410,612

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$3,716,848	$188,845,372	$192,562,220	$—	$9,375

PACE Large Co Growth Equity Investments

Portfolio of investments—July 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,235,990,738	$—	$—	$1,235,990,738
Repurchase agreement	—	35,790,000	—	35,790,000
Investment of cash collateral from securities loaned	—	2,515,957	—	2,515,957
Total	$1,235,990,738	$38,305,957	$—	$1,274,296,695

At July 31, 2016, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	86.4%
Ireland	5.1
Curacao	2.7
United Kingdom	2.4
Netherlands	1.9
Denmark	0.8
Singapore	0.7
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2016.

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares gained 1.77% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Value Index (the "benchmark") rose 6.36%, and the Lipper Small-Cap Core Funds category posted a median return of 0.48%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 167. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Wells Capital Management (Previously MetWest Capital)

Our portion of the Portfolio underperformed the benchmark during the reporting period. Sector weightings, a by-product of our bottom-up security allocation decisions, were the primary driver of our underperformance. Stock selection in the financials and information technology sectors also detracted from performance. In financials, Ocwen Financial Corp. was the worst performer. Our contention at the time of the initial investment was that the company would benefit from the secular trend towards non-banking servicing, as well as the resolution of its investigation by the New York Department of Financial Services. During the first quarter of 2016, Ocwen Financial reported a larger-than-expected operating loss, which contradicted the message management conveyed during our discussions with the team. With the credibility of Ocwen Financial's management team in question, we ultimately elected to divest our position in the company. Longer term, Ocwen Financial may benefit from the secular shift to non-banking servicing. However, our visibility into the future of the business has been significantly reduced by the overhang and costs associated with ongoing regulatory issues and lack of management's credibility. Within information technology, Endurance International Group, Inc. detracted the most from returns. During the period, the company announced a debt-financed acquisition of email marketing platform provider Constant Contact. While on the surface this acquisition appears expensive, the valuation becomes more attractive after incorporating the potential cost synergies that should result from the deal.

On the upside, security selection in the energy sector contributed to results, with Encana Corp. being the top performer. Encana's stock price rebounded shortly after our initial investment when Chief Executive Officer Doug Suttles quelled investors' fears during the company's quarterly earnings call. Mr. Suttles reiterated to investors that Encana would not issue equity and the company possessed assets that could be monetized. He also explained that

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Value Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Wells Capital Management, Inc. (f/k/a Metropolitan West Capital Management, LLC) ("Wells Capital");

Systematic Financial Management, L.P. ("Systematic");

Kayne Anderson Rudnick, LLC ("Kayne Anderson Rudnick")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Wells Capital: Samir Sikka;

Systematic: Ronald M. Mushock and D. Kevin McCreesh;

Kayne Anderson Rudnick: Julie Kutasov and Craig Stone

Objective:

Capital appreciation

Investment process:

Wells Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Systematic employs a two-pronged investment approach

(continued on next page)

PACE Small/Medium Co Value Equity Investments

Subadvisors' comments (Unaudited) – continued

almost all of the company's outstanding debt is long dated. Additionally, management initiated cost cuts that generated significant savings, which permits Encana to live within its cash flows. During our investment horizon, we believe Encana will benefit from a continued focus on its core assets and monetization of non-core assets.

Derivatives were not used during the reporting period.

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period, as both stock selection and sector allocation detracted from results. Stock selection within the industrials, financials and utilities sectors provided the largest headwinds for our strategy, whereas stock selection was the most favorable in the energy, materials and consumer discretionary sectors. In terms of sector allocation, an underweighting to utilities had a negative impact on our overall relative results, while our overweight to materials proved positive for performance.

An example of a stock that underperformed during the period was Dynegy, an independent electricity generator. We purchased Dynegy after uncovering a positive earnings catalyst in some new electricity market-capacity rules. Beginning in the summer of 2015, however, abnormal weather conditions caused forward power prices to deteriorate, offsetting these catalysts. Negative weather trends continued into the fourth quarter of 2015, and we sold the position after an unexpected rule change further impaired the company's outlook.

A stock that outperformed during the period was DuPont Fabros. Its shares were particularly strong during the first quarter of 2016, solidly outperforming both the benchmark and the average real estate investment trust ("REIT"). The company, which leases data center space primarily to large Internet and cloud-computing companies, has benefited from strong demand. Leasing was very robust in the March 2016 quarter, similar to the final quarter of 2015. The two successive quarters of strong leasing have resulted in positive revisions to profit expectations. In addition, the company is expected to accelerate plans to extend its business into three new geographic markets over the next several years. DuPont Fabros has seen its stock's valuation multiples widen as its operational execution has strengthened, and we have trimmed our exposure to lock in some profits as a result. We still believe its shares have upside potential and, therefore, we continue to hold a position in the REIT.

Please note that no derivatives were used during the reporting period.

Kayne Anderson Rudnick

Our portion of the Portfolio outperformed the benchmark during the reporting period. Stock selection in the health care sector and stock selection and an underweight in the financial services sector contributed the most to relative performance during the period. Conversely, an underweight in utilities and stock selection and an overweight in materials and processing detracted the most from performance.

Investment process
(concluded)

that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

Kayne Anderson Rudnick employs a fundamental, bottom-up, research-driven investment style and utilizes a disciplined investment process to identify high-quality companies that possess solid investment-grade balance sheets, generate positive cash flow and whose securities can be acquired at attractive valuations. Kayne Anderson Rudnick's first-hand fundamental research process involves carefully evaluating a company from a three-tiered perspective involving qualitative, financial and valuation analyses.

PACE Small/Medium Co Value Equity Investments

Subadvisor's comments (Unaudited) – concluded

The stocks that were the highest contributors during the period were Jack Henry & Associates and Anika Therapeutics. Shares of Jack Henry & Associates performed strongly, supported by the company's consistently strong operating results that were driven by solid top-line growth and positive operating leverage. Importantly, technology spending by community banks and credit unions remained strong and Jack Henry & Associates continued to benefit from solid growth in complementary products and services. We reduced our position in the company during the first quarter of 2016. Anika Therapeutics saw its shares move higher over the period as solid revenue growth from its MONOVISC and ORTHOVISC product lines allowed the company to continue to gain market share. Anika Therapeutics has a solid balance sheet and is projecting double-digit growth in 2016.

The stocks that detracted the most from performance were Artisan Partners Asset Management and CEB, Inc. Shares of Artisan Partners Asset Management were hurt by net outflows within one of the firm's investment teams due to poor relative performance. We view these issues to be temporary in nature and believe that over time the company's business model will continue to attract skilled professionals from a variety of asset classes. Shares of CEB, Inc. lagged due to investor concerns over increased earnings volatility and slowing revenue growth. Despite near-term challenges, we remain confident that the value of the company's offering will be realized, resulting in strong product and customer growth over the longer term.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small and mid cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	1.60%	9.96%	6.69%
Class C2	0.83	9.13	5.88
Class Y3	1.81	10.11	6.94
Class P4	1.77	10.10	6.84
After deducting maximum sales charge
Class A1	(3.99)	8.73	6.09
Class C2	(0.06)	9.13	5.88
Russell 2500 Value Index[5]	6.36	11.41	7.15
Lipper Small-Cap Core Funds median	0.48	9.83	6.91

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.81)%	8.05%	5.98%
Class C2	(4.56)	7.25	5.18
Class Y3	(3.68)	8.20	6.23
Class P4	(3.67)	8.19	6.14
After deducting maximum sales charge
Class A1	(9.09)	6.84	5.39
Class C2	(5.40)	7.25	5.18

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.27% and 1.27%; Class C—2.01% and 2.01%; Class Y—1.13% and 1.13%; and Class P—1.12% and 1.12%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.41%; Class C—2.16% ; Class Y—1.16% ; and Class P—1.16%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.50%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Value Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect value characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Value Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Value Equity Investments Class P shares versus the Russell 2500 Value Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Value Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Value Equity Investments

PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$512.5
Number of holdings	167
Portfolio composition[1]	07/31/16
Common stocks and ADRs	96.8%
Cash equivalents and other assets less liabilities	3.2
Total	100.0%
Top five sectors[1]	07/31/16
Financials	25.8%
Industrials	16.0
Information Technology	16.0
Consumer Discretionary	11.6
Health Care	8.0
Total	77.4%
Top ten equity holdings[1]	07/31/16
Endurance Specialty Holdings Ltd.	1.5%
Artisan Partners Asset Management, Inc., Class A	1.4
Webster Financial Corp.	1.4
Landstar System, Inc.	1.3
Dril-Quip, Inc.	1.3
Albemarle Corp.	1.3
Amsurg Corp.	1.3
The Cheesecake Factory, Inc.	1.2
E*TRADE Financial Corp.	1.2
Jack Henry & Associates, Inc.	1.1
Total	13.0%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 262.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—96.79%
Air freight & logistics—1.26%
Atlas Air Worldwide Holdings, Inc.*	46,400	$2,005,872
Expeditors International of Washington, Inc.	89,800	4,438,814
		6,444,686
Airlines—0.57%
Alaska Air Group, Inc.	43,800	2,944,236
Banks—8.52%
Banc of California, Inc.[1]	128,290	2,845,472
Bank of Hawaii Corp.[1]	64,200	4,424,664
Cathay General Bancorp	92,450	2,771,651
Glacier Bancorp, Inc.[1]	67,500	1,861,650
Great Western Bancorp, Inc.	23,340	774,188
Hancock Holding Co.[1]	155,160	4,498,088
KeyCorp	347,445	4,065,107
Regions Financial Corp.	179,070	1,642,072
Sterling Bancorp[1]	395,950	6,687,595
United Community Banks, Inc.	176,790	3,401,440
Webster Financial Corp.[1]	92,350	3,320,906
Zions Bancorporation[1]	264,430	7,372,308
		43,665,141
Building products—0.59%
Armstrong World Industries, Inc.*	42,000	1,783,740
Owens Corning	23,000	1,216,930
		3,000,670
Capital markets—3.84%
Artisan Partners Asset Management, Inc., Class A1	219,940	6,149,522
E*TRADE Financial Corp.*	242,715	6,087,292
Invesco Ltd.	64,550	1,883,569
Lazard Ltd., Class A	79,340	2,835,612
Stifel Financial Corp.*,1	76,880	2,717,708
		19,673,703
Chemicals—1.82%
Albemarle Corp.[1]	10,700	900,619
Celanese Corp., Series A	18,235	1,156,464
Ferro Corp.*	61,035	791,014
Ingevity Corp.*	49,319	1,887,438
The Scotts Miracle-Gro Co., Class A	62,000	4,572,500
		9,308,035
Commercial services & supplies—1.49%
KAR Auction Services, Inc.	119,000	5,089,630
Steelcase, Inc., Class A	47,548	689,446
Tetra Tech, Inc.	56,500	1,860,545
		7,639,621
Construction & engineering—1.02%
KBR, Inc.	330,925	4,639,569
Tutor Perini Corp.*,1	23,585	592,455
		5,232,024
Consumer finance—0.38%
Encore Capital Group, Inc.*,1	80,500	1,965,005
	Number of Shares	Value
Common stocks—(continued)
Containers & packaging—2.31%
Berry Plastics Group, Inc.*	159,495	$6,539,295
Silgan Holdings, Inc.[1]	46,950	2,327,781
WestRock Co.[1]	69,530	2,983,532
		11,850,608
Diversified financial services—2.12%
FactSet Research Systems, Inc.[1]	14,300	2,459,028
MSCI, Inc.,	57,650	4,960,206
Voya Financial, Inc.	135,160	3,464,151
		10,883,385
Diversified telecommunication services—1.08%
Level 3 Communications, Inc.*	109,800	5,555,880
Electrical equipment—0.73%
Belden, Inc.	23,130	1,693,347
General Cable Corp.[1]	139,760	2,058,665
		3,752,012
Electronic equipment, instruments & components—3.68%
CDW Corp.[1]	89,000	3,820,770
Coherent, Inc.*	32,105	3,404,735
Jabil Circuit, Inc.	138,500	2,818,475
Orbotech Ltd.*	111,020	3,167,401
VeriFone Systems, Inc.*	97,550	1,869,058
Zebra Technologies Corp., Class A*	71,250	3,776,962
		18,857,401
Energy equipment & services—3.41%
Core Laboratories N.V.[1]	33,750	3,942,337
Dril-Quip, Inc.*	52,200	2,841,246
Forum Energy Technologies, Inc.*,1	104,080	1,699,626
Nabors Industries Ltd.	248,025	2,232,225
Precision Drilling Corp.[1]	477,610	2,039,395
Superior Energy Services, Inc.	188,945	3,017,452
US Silica Holdings, Inc.	49,940	1,721,432
		17,493,713
Food & staples retailing—0.36%
Village Super Market, Inc., Class A	57,999	1,835,088
Food products—3.41%
J&J Snack Foods Corp.[1]	16,200	1,970,082
Pinnacle Foods, Inc.	134,895	6,773,078
Post Holdings, Inc.*	22,200	1,924,074
Snyder's-Lance, Inc.[1]	110,976	3,802,038
TreeHouse Foods, Inc.*,1	29,250	3,018,307
		17,487,579
Health care equipment & supplies—3.07%
Anika Therapeutics, Inc.*	97,200	4,852,224
DENTSPLY SIRONA, Inc.[1]	29,065	1,861,323
Haemonetics Corp.*,1	76,650	2,324,028
Integra LifeSciences Holdings*,1	29,800	2,511,246
STERIS PLC[1]	59,000	4,186,050
		15,734,871

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Health care providers & services—4.10%
Amedisys, Inc.*	17,435	$933,644
AMN Healthcare Services, Inc.*,1	41,200	1,742,760
Amsurg Corp.*,1	103,460	7,760,535
Centene Corp.*	34,215	2,413,868
HealthSouth Corp.[1]	68,700	2,957,535
Patterson Cos., Inc.[1]	105,900	5,227,224
		21,035,566
Hotels, restaurants & leisure—2.27%
MGM Resorts International*	136,035	3,262,119
SeaWorld Entertainment, Inc.[1]	220,000	3,388,000
The Cheesecake Factory, Inc.[1]	96,250	4,979,013
		11,629,132
Household durables—2.51%
Ethan Allen Interiors, Inc.[1]	44,260	1,537,150
KB Home[1]	166,420	2,612,794
Newell Brands, Inc.	89,275	4,683,366
Whirlpool Corp.	21,000	4,039,560
		12,872,870
Household products—0.49%
WD-40 Co.[1]	22,000	2,529,560
Insurance—3.30%
Crawford & Co., Class B	14,335	157,398
Endurance Specialty Holdings Ltd.	108,935	7,367,274
RLI Corp.[1]	59,500	4,056,115
Selective Insurance Group, Inc.	71,075	2,783,297
XL Group Ltd.	72,880	2,522,377
		16,886,461
IT services—7.04%
Broadridge Financial Solutions, Inc.	71,200	4,818,816
Cass Information Systems, Inc.	80,550	4,186,184
CoreLogic, Inc.*	112,640	4,537,139
Endurance International Group Holdings, Inc.*	339,652	3,050,075
EVERTEC, Inc.	260,500	4,480,600
Jack Henry & Associates, Inc.	54,450	4,859,662
Leidos Holdings, Inc.[1]	63,175	3,159,382
Syntel, Inc.*,1	95,000	4,304,450
WEX, Inc.*,1	28,464	2,666,508
		36,062,816
Leisure products—0.52%
Polaris Industries, Inc.[1]	27,000	2,666,250
Life sciences tools & services—0.83%
Bio-Rad Laboratories, Inc., Class A*,1	11,200	1,625,008
Charles River Laboratories International, Inc.*	22,320	1,962,598
PerkinElmer, Inc.	11,270	641,488
		4,229,094
Machinery—5.42%
Actuant Corp., Class A1	72,200	1,714,750
Allison Transmission Holdings, Inc.	30,840	888,809
Donaldson Co., Inc.[1]	78,000	2,818,140
	Number of Shares	Value
Common stocks—(continued)
Machinery—(concluded)
Graco, Inc.[1]	59,800	$4,425,798
Harsco Corp.	161,770	1,583,728
IDEX Corp.	29,100	2,612,889
ITT, Inc.	155,645	4,935,503
RBC Bearings, Inc.*,1	62,700	4,767,081
Snap-on, Inc.	25,700	4,039,269
		27,785,967
Marine—0.62%
Kirby Corp.*,1	58,010	3,160,965
Media—1.91%
Cinemark Holdings, Inc., Class A	142,000	5,339,200
Gray Television, Inc.*,1	115,020	1,138,698
TEGNA, Inc.[1]	151,915	3,326,939
		9,804,837
Metals & mining—0.69%
Alcoa, Inc.[1]	241,320	2,562,818
TimkenSteel Corp.	95,325	955,157
		3,517,975
Multi-utilities—1.09%
Ameren Corp.	26,700	1,400,148
Black Hills Corp.	66,465	4,190,618
		5,590,766
Oil, gas & consumable fuels—4.61%
Devon Energy Corp.	25,905	991,643
Diamondback Energy, Inc.*	29,200	2,563,468
Encana Corp.	358,810	2,888,421
Energen Corp.	65,280	3,092,967
Newfield Exploration Co.*,1	32,590	1,411,147
Oasis Petroleum, Inc.*	180,510	1,371,876
RSP Permian, Inc.*,1	53,060	1,907,507
Targa Resources Corp.	93,505	3,483,996
Tesoro Corp.	11,255	857,068
Whiting Petroleum Corp.*,1	255,790	1,885,172
WPX Energy, Inc.*,1	316,810	3,164,932
		23,618,197
Professional services—2.21%
CEB, Inc.[1]	56,450	3,389,258
Equifax, Inc.	22,400	2,967,104
Korn/Ferry International	117,110	2,694,701
Resources Connection, Inc.	151,238	2,253,446
		11,304,509
Real estate investment trusts—6.13%
Alexandria Real Estate Equities, Inc.[1]	28,940	3,249,962
CBL & Associates Properties, Inc.	74,545	916,158
Cousins Properties, Inc.	415,300	4,418,792
DuPont Fabros Technology, Inc.	36,840	1,762,057
Hudson Pacific Properties, Inc.	88,000	2,975,280
Ladder Capital Corp., Class A	112,000	1,462,720
Liberty Property Trust	30,145	1,247,400
Parkway Properties, Inc.	204,500	3,552,165

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Real estate investment trusts—(concluded)
PennyMac Mortgage Investment Trust	186,201	$3,022,042
Physicians Realty Trust[1]	156,075	3,389,949
Ryman Hospitality Properties, Inc.	17,235	969,297
Sunstone Hotel Investors, Inc.	179,530	2,387,749
Tanger Factory Outlet Centers, Inc.	49,475	2,065,087
		31,418,658
Real estate management & development—0.85%
CBRE Group, Inc., Class A*	152,905	4,350,147
Road & rail—1.78%
Knight Transportation, Inc.[1]	84,500	2,520,635
Landstar System, Inc.[1]	93,400	6,583,766
		9,104,401
Semiconductors & semiconductor equipment—2.58%
Inphi Corp.*,1	48,630	1,710,803
Lam Research Corp.	22,860	2,052,142
Microsemi Corp.*,1	91,545	3,570,255
Qorvo, Inc.*	34,350	2,171,951
Skyworks Solutions, Inc.[1]	56,000	3,697,120
		13,202,271
Software—1.18%
American Software, Inc., Class A	358,700	3,956,461
Nuance Communications, Inc.*	130,000	2,089,100
		6,045,561
Specialty retail—2.55%
Ascena Retail Group, Inc.*,1	505,855	4,112,601
Party City Holdco, Inc.*,1	213,850	3,425,877
Pier 1 Imports, Inc.[1]	502,800	2,574,336
Ross Stores, Inc.[1]	48,100	2,974,023
		13,086,837
Technology hardware, storage & peripherals—1.00%
Diebold, Inc.[1]	71,378	2,015,715
Wincor Nixdorf AG, ADR*	252,500	3,098,175
		5,113,890
	Number of Shares	Value
Common stocks—(concluded)
Textiles, apparel & luxury goods—1.11%
PVH Corp.	56,500	$5,709,890
Thrifts & mortgage finance—1.80%
Essent Group Ltd.*,1	130,000	3,114,800
EverBank Financial Corp.	158,600	2,848,456
Washington Federal, Inc.	130,600	3,265,000
		9,228,256
Trading companies & distributors—0.54%
AerCap Holdings N.V.*	23,670	864,192
Air Lease Corp.[1]	65,850	1,897,138
		2,761,330
Total common stocks (cost—$456,593,333)		496,039,864
	Face Amount
Repurchase agreement—4.65%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $1,921,538 US Treasury Bond, 7.875% due 02/15/21 and $21,156,416 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$24,296,829); proceeds: $23,820,020 (cost—$23,820,000)	$23,820,000	23,820,000
	Number of Shares
Investment of cash collateral from securities loaned—3.33%
Money market fund—3.33%
State Street Institutional U.S. Government Money Market Fund (cost—$17,050,926)	17,050,926	17,050,926
Total investments (cost—$497,464,259)—104.77%		536,910,790
Liabilities in excess of other assets—(4.77)%		(24,457,861)
Net assets—100.00%		$512,452,929

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $500,821,940; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$62,926,820
Gross unrealized depreciation	(26,837,970)
Net unrealized appreciation	$36,088,850

PACE Small/Medium Co Value Equity Investments

Portfolio of investments—July 31, 2016

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$30,655,405	$202,604,354	$233,259,759	$—	$33,804

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$496,039,864	$—	$—	$496,039,864
Repurchase agreement	—	23,820,000	—	23,820,000
Investment of cash collateral from securities loaned	—	17,050,926	—	17,050,926
Total	$496,039,864	$40,870,926	$—	$536,910,790

At July 31, 2016, there were no transfers between Level 1 and Level 2.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	91.7%
Bermuda	3.7
Canada	0.9
Netherlands	0.9
Puerto Rico	0.8
Venezuela	0.8
Israel	0.6
Denmark	0.6
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2016.

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned -11.07% before the deduction of the maximum PACE Select program fee.1 In comparison, the Russell 2500 Growth Index (the "benchmark") returned -3.35%, and the Lipper Small-Cap Growth Funds category posted a median return of -5.61%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 177. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments (Unaudited)2

Riverbridge Partners

Our portion of the Portfolio outperformed the benchmark during the reporting period. Over the period, global shocks to the market, such as slowing growth in China, turmoil in Greece and other European economies, declining oil prices, and Brexit led to a sentiment shift away from cyclical businesses—defined as those more sensitive to economic growth—towards a preference for high-quality companies with higher return on invested capital in which we invest. Volatility was also significant at times during the period.

Stock selection was the primary driver of our outperformance. The top performing sector was health care. In addition to solid returns of individual positions, our lack of exposure to biotechnology stocks contributed to results. Our consumer discretionary and information technology holdings were also beneficial for returns. The primary detractor from performance was stock selection within the financials sector.

We believe the market events of the past 12 months demonstrate the strength of our investment philosophy. We invest in companies and management teams that are making decisions to position themselves for the next decade, not the next quarter. Therefore, our companies do not tend to get whipsawed by short-term economic fears. Our investment team keeps its focus on our companies' long-term earnings power as opposed to next quarter's earnings. While it can be difficult to maintain a longer-term focus in the face of ominous news and fear of the unknown, investors are well-served in avoiding emotionally based investment decisions.

Derivatives were not used during the reporting period.

LMCG Investments, LLC (formerly Lee Munder Capital Group)

Our portion of the Portfolio underperformed the benchmark during the reporting period. The past 12 months have been a challenging market environment for our investment strategy. As persistent concerns over global growth have given way to increased volatility, our strategy has struggled to

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE Small/Medium Co Growth Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Riverbridge Partners, LLC ("Riverbridge"); LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG");

Timpani Capital Management LLC ("Timpani")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Riverbridge: Mark Thompson;

LMCG: Andrew Morey;

Timpani: Brandon Nelson

Objective:

Capital appreciation

Investment process:

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

LMCG seeks to achieve competitive returns in small/medium capitalization companies by identifying unrecognized growth potential, wherever it

(continued on next page)

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments (Unaudited) – continued

add value versus the benchmark. In this environment, investors have shunned companies with complicated or unrecognized qualities, which are hallmarks of our growth strategy. We seek to identify unrecognized growth potential, wherever it exists, across all sectors and industries. Conversely, investors bid up stocks with the most recognized or obvious growth, regardless of valuation, which is an important factor in our process as well. Our response as a team during these difficult periods is to review the investment theses for each stock in our portfolio, evaluate new opportunities created by market volatility and stay loyal to the discipline of our process that has resulted in strong long-term results for our clients.

Our underperformance during the reporting period was spread across several sectors. In particular, our industrials, health care and financials holdings all struggled. In industrials, companies in the professional services and building products industries fared poorly, while our overweight to health care, combined with poor stock selection, weighed on performance comparisons in that sector. Real estate investment trusts ("REITs") were our largest detractor in financials. On the positive side, our underweight to energy and overweight to telecommunication services, combined with good stock selection in both sectors, helped offset some of the relative underperformance in our portion of the Portfolio.

Derivatives were not used during the reporting period.

Timpani Capital Management

Our portion of the Portfolio underperformed the benchmark during the reporting period. For almost the entire period, our earnings momentum investment approach was not embraced by the market. On numerous occasions, we saw our higher growth investments meet and exceed our expectations, but they failed to be rewarded by investors. In other words, valuation multiples compressed for many high-quality, secular-growth stocks. Meanwhile, as long-term interest rates continued to trend lower, investors drove valuations higher for many dividend-paying and lower-growth stocks, such as utilities, real estate investment trusts ("REITs") and consumer staples. As we tend to be "growthier" than the benchmark, these rotations worked against us, making it one of the most challenging 12-month periods in the firm's history.

Both sector allocation and stock selection detracted from results, with the latter producing the majority of the negative impact, typical of stylistic headwind periods. An underweight in consumer staples was the most notable negative contributor from an allocation standpoint. Stock selection was the most negative in health care and consumer discretionary, while it was moderately positive within energy. There were several bright spots with some individual holdings. Stand-out individual contributors included technology companies Fabrinet and Gigamon, along with health care company Ligand Pharmaceuticals. Detractors from results included two of our biggest winners from

Investment process
(concluded)

exists across all industry sectors. Revenue growth, margin expansion, and the ability to positively surprise and revise earnings estimates are key characteristics LMCG seeks in its holdings.

Timpani seeks to invest in small cap companies where growth is robust, sustainable and underestimated by the market. Timpani uses fundamental research, focusing on companies that it believes have superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this reasearch and an assessment of the market's perception of these companies.

PACE Small/Medium Co Growth Equity Investments

Subadvisors' comments (Unaudited) – concluded

the previous PACE annual report: Adeptus Health and Horizon Pharma. Both stocks were sold as their fundamentals deteriorated. However, Horizon Pharma was recently purchased again given an improving outlook.

Despite this difficult 12 month period, we like the set-up for our prospects going forward. The sluggish global economy is creating a favorable backdrop for our high-quality, secular-growth stock investments. In addition, valuations for many of our growth stocks have compressed to more favorable levels in recent months. Finally, we believe the length and magnitude of the recent stylistic headwinds for us have been particularly severe. Careful analysis suggests these headwinds will inevitably reverse course over time.

Derivatives were not used during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small and mid cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(11.20)%	8.04%	7.43%
Class C2	(11.93)	7.22	6.61
Class Y3	(11.11)	8.17	7.65
Class P4	(11.07)	8.20	7.61
After deducting maximum sales charge
Class A1	(16.09)	6.82	6.82
Class C2	(12.59)	7.22	6.61
Russell 2500 Growth Index[5]	(3.35)	11.42	9.13
Lipper Small-Cap Growth Funds median	(5.61)	9.49	7.79

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(13.73)%	6.25%	6.47%
Class C2	(14.36)	5.44	5.66
Class Y3	(13.61)	6.39	6.70
Class P4	(13.58)	6.39	6.65
After deducting maximum sales charge
Class A1	(18.48)	5.05	5.87
Class C2	(15.00)	5.44	5.66

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.24% and 1.24%; Class C—1.99% and 1.99%; Class Y—1.13% and 1.13%; and Class P—1.10% and 1.10%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.38%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.50%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Small/Medium Co Growth Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Small/Medium Co Growth Equity Investments Class P shares versus the Russell 2500 Growth Index over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Small/Medium Co Growth Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Small/Medium Co Growth Equity Investments

PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$469.5
Number of holdings	199
Portfolio composition[1]	07/31/16
Common stocks, ADRs and rights	98.0%
Cash equivalents and other assets less liabilities	2.0
Total	100.0%
Top five sectors[1]	07/31/16
Information technology	31.9%
Health care	23.0
Industrials	14.9
Consumer discretionary	15.0
Financials	5.4
Total	90.2%
Top ten equity holdings[1]	07/31/16
Synchronoss Technologies, Inc.	2.3%
athenahealth, Inc.	2.3
Nexstar Broadcasting Group, Inc., Class A	2.2
MAXIMUS, Inc.	1.8
Ultimate Software Group, Inc.	1.7
Casey's General Stores, Inc.	1.7
CoStar Group, Inc.	1.6
FleetMatics Group PLC	1.6
SS&C Technologies Holdings, Inc.	1.6
National Instruments Corp.	1.5
Total	18.3%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 262.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Small/Medium Co Growth Equity Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Common stocks—98.01%
Aerospace & defense—1.25%
HEICO Corp.[1]	72,433	$5,034,818
KEYW Holding Corp/The*,1	17,584	180,060
TransDigm Group, Inc.*	2,356	658,549
		5,873,427
Air freight & logistics—0.76%
Air Transport Services Group, Inc.*	26,725	386,978
Forward Air Corp.	45,570	2,108,979
XPO Logistics, Inc.*,1	36,387	1,077,783
		3,573,740
Auto components—2.32%
Dorman Products, Inc.*,1	86,710	5,523,427
Gentex Corp.[1]	286,099	5,055,370
Motorcar Parts of America, Inc.*	10,608	297,342
		10,876,139
Banks—0.50%
SVB Financial Group*	10,290	1,033,322
Western Alliance Bancorp*	38,768	1,319,275
		2,352,597
Beverages—0.35%
National Beverage Corp.*	26,235	1,504,839
Primo Water Corp.*	9,857	118,087
		1,622,926
Biotechnology—4.47%
ACADIA Pharmaceuticals, Inc.*,1	102,573	3,799,304
Alder Biopharmaceuticals, Inc.*,1	30,700	985,470
Alnylam Pharmaceuticals, Inc.*	21,466	1,461,405
Cepheid, Inc.*,1	152,532	5,388,956
Ligand Pharmaceuticals, Inc.*,1	12,465	1,681,279
Neurocrine Biosciences, Inc.*	70,878	3,560,202
Radius Health, Inc.*,1	51,201	2,412,591
Ultragenyx Pharmaceutical, Inc.*,1	26,632	1,685,273
		20,974,480
Building products—1.15%
American Woodmark Corp.*	3,483	258,543
Apogee Enterprises, Inc.	51,261	2,396,452
Masonite International Corp.*	35,713	2,493,839
Quanex Building Products Corp.	13,179	263,448
		5,412,282
Capital markets—0.66%
Financial Engines, Inc.[1]	117,075	3,089,609
Commercial services & supplies—4.28%
Healthcare Services Group, Inc.[1]	161,165	6,254,814
HNI Corp.	52,228	2,722,646
Innerworkings, Inc.*	179,352	1,526,285
Mobile Mini, Inc.[1]	102,277	3,325,025
Ritchie Brothers Auctioneers, Inc.[1]	189,223	6,282,204
		20,110,974
	Number of Shares	Value
Common stocks—(continued)
Communications equipment—0.55%
Digi International, Inc.*	184,847	$2,053,650
Lumentum Holdings, Inc.*	18,077	546,829
		2,600,479
Construction & engineering—1.65%
Dycom Industries, Inc.*	65,598	6,169,492
Granite Construction, Inc.	11,327	563,858
MasTec, Inc.*	22,956	561,274
NV5 Global, Inc.*	13,950	448,772
		7,743,396
Construction materials—1.64%
Headwaters, Inc.*	27,904	555,011
Summit Materials, Inc., Class A*	263,104	5,825,123
US Concrete, Inc.*	20,177	1,301,416
		7,681,550
Consumer finance—0.83%
PRA Group, Inc.*,1	140,276	3,908,089
Containers & packaging—0.32%
Berry Plastics Group, Inc.*	37,116	1,521,756
Distributors—0.06%
Pool Corp.	2,548	260,609
Diversified consumer services—1.49%
Grand Canyon Education, Inc.*	166,797	7,015,482
Diversified financial services—0.13%
MarketAxess Holdings, Inc.	3,629	586,664
Diversified telecommunication services—0.98%
Zayo Group Holdings, Inc.*	162,361	4,594,816
Electrical equipment—0.50%
Acuity Brands, Inc.	8,947	2,347,961
Electronic equipment, instruments & components—3.63%
Belden, Inc.	38,772	2,838,498
Cognex Corp.	97,110	4,386,459
Coherent, Inc.*	7,250	768,863
CUI Global, Inc.*,1	10,836	53,638
Fabrinet*	20,873	788,164
National Instruments Corp.	247,332	7,093,482
NeoPhotonics Corp.*	43,523	546,214
Orbotech Ltd.*	19,189	547,462
		17,022,780
Food & staples retailing—2.91%
Casey's General Stores, Inc.	57,973	7,741,715
Rite Aid Corp.*	265,266	1,856,862
United Natural Foods, Inc.*	81,238	4,060,275
		13,658,852

PACE Small/Medium Co Growth Equity Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Food products—1.53%
Calavo Growers, Inc.[1]	59,347	$3,903,846
Darling International, Inc.*	23,067	363,997
Freshpet, Inc.*,1	264,829	2,314,605
TreeHouse Foods, Inc.*	5,840	602,630
		7,185,078
Health care equipment & supplies—4.26%
ABIOMED, Inc.*	5,411	638,336
AxoGen, Inc.*	17,728	119,132
Chembio Diagnostics, Inc.*	9,114	63,160
Cynosure, Inc., Class A*	13,331	732,672
ICU Medical, Inc.*	4,218	492,494
Inogen, Inc.*	3,592	193,034
iRadimed Corp.*,1	13,870	268,523
Neogen Corp.*,1	52,422	2,891,073
Nevro Corp.*,1	47,529	3,930,648
Novadaq Technologies, Inc.*,1	245,465	2,616,657
NuVasive, Inc.*	12,652	786,954
Penumbra, Inc.*	7,291	498,048
STERIS PLC	47,724	3,386,018
Zeltiq Aesthetics, Inc.*,1	99,426	3,375,513
		19,992,262
Health care providers & services—7.64%
Adeptus Health, Inc., Class A*,1	16,054	715,527
Amedisys, Inc.*	13,763	737,009
AMN Healthcare Services, Inc.*	12,282	519,528
Amsurg Corp.*	63,171	4,738,457
BioTelemetry, Inc.*	13,330	253,536
Centene Corp.*	45,133	3,184,133
Chemed Corp.[1]	38,155	5,614,127
Cross Country Healthcare, Inc.*	39,501	577,505
Diplomat Pharmacy, Inc.*,1	89,180	3,204,237
Envision Healthcare Holdings, Inc.*	34,591	850,593
HealthSouth Corp.	146,835	6,321,247
Premier, Inc., Class A*	92,215	3,015,430
Tenet Healthcare Corp.*	196,057	6,001,305
The Ensign Group, Inc.	6,923	148,844
		35,881,478
Health care technology—4.45%
athenahealth, Inc.*,1	83,223	10,635,067
HealthStream, Inc.*	127,170	3,081,329
Inovalon Holdings, Inc., Class A*,1	150,295	2,798,493
Veeva Systems, Inc., Class A*,1	115,225	4,377,398
		20,892,287
Hotels, restaurants & leisure—4.28%
Chuy's Holdings, Inc.*	14,191	478,520
Dave & Buster's Entertainment, Inc.*	38,434	1,710,313
Noodles & Co.*,1	109,777	811,252
Papa John's International, Inc.	28,387	2,099,219
Red Lion Hotels Corp.*	20,284	161,055
Sonic Corp.	199,014	5,355,467
The Cheesecake Factory, Inc.[1]	61,735	3,193,552
Vail Resorts, Inc.	42,803	6,123,825
	Number of Shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Zoe's Kitchen, Inc.*	4,826	$171,516
		20,104,719
Household durables—1.03%
CalAtlantic Group, Inc.	99,462	3,601,519
Century Communities, Inc.*	17,305	306,298
Installed Building Products, Inc.*	9,312	333,649
LGI Homes, Inc.*,1	17,551	602,526
		4,843,992
Insurance—0.25%
Primerica, Inc.[1]	22,777	1,173,243
Internet & catalog retail—0.24%
Wayfair, Inc., Class A*,1	25,619	1,114,426
Internet software & services—3.88%
2U, Inc.*,1	102,510	3,585,800
Alarm.com Holdings, Inc.*	8,400	241,332
Apigee Corp.*	15,229	189,449
Autobytel, Inc.*	16,804	249,707
Benefitfocus, Inc.*,1	7,601	326,843
Carbonite, Inc.*	10,227	112,599
ChannelAdvisor Corp.*	114,644	1,806,789
Five9, Inc.*	51,357	647,612
GTT Communications, Inc.*	27,193	558,272
Internap Corp.*	736,865	1,635,840
LogMeIn, Inc.*	10,236	879,375
Perficient, Inc.*	7,780	172,872
Q2 Holdings, Inc.*	14,265	423,385
Shopify, Inc.*	25,777	883,378
SPS Commerce, Inc.*,1	96,655	6,120,195
Stamps.com, Inc.*,1	4,733	358,785
		18,192,233
IT services—5.44%
Cass Information Systems, Inc.[1]	52,363	2,721,305
Echo Global Logistics, Inc.*	109,151	2,702,579
Euronet Worldwide, Inc.*	58,018	4,424,453
InterXion Holding NV*	108,137	4,096,230
MAXIMUS, Inc.[1]	143,686	8,465,979
PFSweb, Inc.*	27,666	274,170
Planet Payment, Inc.*	19,242	90,245
Vantiv, Inc., Class A*	50,616	2,772,238
		25,547,199
Leisure products—0.15%
MCBC Holdings, Inc.	10,749	123,399
Nautilus, Inc.*	31,554	594,477
		717,876
Life sciences tools & services—1.66%
Bio-Techne Corp.	42,390	4,765,484
Cambrex Corp.*	7,776	407,540
NeoGenomics, Inc.*	46,076	401,783
PAREXEL International Corp.*	33,067	2,210,529
		7,785,336

PACE Small/Medium Co Growth Equity Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Machinery—1.05%
John Bean Technologies Corp.	6,998	$468,306
Manitowoc Foodservice, Inc.*	5,828	106,886
Proto Labs, Inc.*,1	79,005	4,348,435
		4,923,627
Media—2.16%
Nexstar Broadcasting Group, Inc., Class A1	200,196	10,119,908
Multiline retail—0.16%
Burlington Stores, Inc.*	9,867	754,924
Pharmaceuticals—0.51%
Dipexium Pharmaceuticals, Inc.*,1	12,056	125,865
Heska Corp.*	17,240	733,562
Horizon Pharma PLC*	17,152	330,862
Pacira Pharmaceuticals Inc/DE*,1	26,354	955,332
Supernus Pharmaceuticals, Inc.*	10,662	236,910
		2,382,531
Professional services—2.65%
CoStar Group, Inc.*	36,021	7,488,766
Mistras Group, Inc.*	8,943	224,111
The Advisory Board Co.*,1	113,300	4,731,408
		12,444,285
Real estate investment trusts—2.38%
DuPont Fabros Technology, Inc.	17,912	856,731
National Storage Affiliates Trust	160,289	3,425,376
QTS Realty Trust, Inc.	35,475	2,030,943
Sovran Self Storage, Inc.	47,586	4,871,379
		11,184,429
Road & rail—0.04%
Knight Transportation, Inc.	6,432	191,867
Semiconductors & semiconductor equipment—4.75%
Cabot Microelectronics Corp.	83,471	4,392,244
Cavium, Inc.*,1	97,885	4,568,293
CEVA, Inc.*	31,099	934,836
M/A-COM Technology Solutions Holdings, Inc.*	81,806	3,232,155
Microsemi Corp.*	140,820	5,491,980
Power Integrations, Inc.	64,740	3,694,712
		22,314,220
Software—13.57%
A10 Networks, Inc.*	6,177	48,304
BroadSoft, Inc.*	15,872	711,542
CommVault Systems, Inc.*	16,227	839,585
CyberArk Software Ltd.*	5,353	301,856
Ellie Mae, Inc.*,1	54,543	5,023,956
FleetMatics Group PLC*,1	173,855	7,468,811
Gigamon, Inc.*	24,768	1,157,161
Manhattan Associates, Inc.*	48,627	2,822,797
Paycom Software, Inc.*,1	9,624	454,349
Paylocity Holding Corp.*,1	56,645	2,528,633
Pegasystems, Inc.	153,229	4,275,089
Proofpoint, Inc.*,1	2,858	216,836
	Number of Shares	Value
Common stocks—(concluded)
Software—(concluded)
PROS Holdings, Inc.*,1	154,050	$2,862,249
SS&C Technologies Holdings, Inc.	230,110	7,414,144
Synchronoss Technologies, Inc.*	285,145	10,647,314
The Rubicon Project, Inc.*	17,136	241,960
TubeMogul, Inc.*,1	31,767	356,108
Tyler Technologies, Inc.*	22,040	3,592,961
Ultimate Software Group, Inc.*,1	37,826	7,909,417
Varonis Systems, Inc.*	8,255	212,071
Verint Systems, Inc.*	87,095	3,071,841
Zendesk, Inc.*,1	51,029	1,543,117
		63,700,101
Specialty retail—3.14%
Five Below, Inc.*,1	109,536	5,587,431
Lithia Motors, Inc., Class A	1,884	162,570
Monro Muffler Brake, Inc.	71,864	4,500,124
The Children's Place, Inc.	8,649	722,884
Tile Shop Holdings, Inc.*	221,900	3,783,395
		14,756,404
Technology hardware, storage & peripherals—0.66%
Stratasys Ltd.*,1	129,180	2,705,029
USA Technologies, Inc.*,1	79,904	377,147
		3,082,176
Thrifts & mortgage finance—0.64%
BofI Holding, Inc.*,1	108,159	1,819,234
LendingTree, Inc.*,1	11,566	1,167,935
		2,987,169
Trading companies & distributors—0.98%
Aceto Corp.	8,050	206,965
Beacon Roofing Supply, Inc.*	93,897	4,415,037
		4,622,002
Wireless telecommunication services—0.08%
Boingo Wireless, Inc.*	41,941	384,180
Total common stocks (cost—$430,148,420)		460,106,560
	Number of Rights
Right—0.02%
Dyax Corp.*,2,3 (cost—$80,090)	72,153	85,141

PACE Small/Medium Co Growth Equity Investments

Portfolio of Investments—July 31, 2016

	Face Amount	Value
Repurchase agreement—2.65%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $1,004,572 US Treasury Bond, 7.875% due 02/15/21 and $11,060,489 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$12,702,284); proceeds: $12,453,010 (cost—$12,453,000)	$12,453,000	$12,453,000
	Number of Shares	Value
Investment of cash collateral from securities loaned—14.89%
Money market fund—14.89%
State Street Institutional U.S. Government Money Market Fund (cost—$69,914,089)	69,914,089	$69,914,089
Total investments (cost—$512,595,599)—115.57%		542,558,790
Liabilities in excess of other assets—(15.57)%		(73,105,631)
Net assets—100.00%		$469,453,159

For a listing of defined portfolio acronyms that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $514,591,203; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$55,350,048
Gross unrealized depreciation	(27,382,461)
Net unrealized appreciation	$27,967,587

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$93,660,105	$340,846,975	$434,507,080	$—	$74,421

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$460,106,560	$—	$—	$460,106,560
Right	—	—	85,141	85,141
Repurchase agreement	—	12,453,000	—	12,453,000
Investment of cash collateral from securities loaned	—	69,914,089	—	69,914,089
Total	$460,106,560	$82,367,089	$85,141	$542,558,790

At July 31, 2016, there were no transfers between Level 1 and Level 2.

PACE Small/Medium Co Growth Equity Investments

Portfolio of Investments—July 31, 2016

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) for the year ended July 31, 2016:

	Warrants	Right	Total
Beginning balance	$0	$—	$—
Purchases	—	80,090	80,090
Issuance	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	0	—	—
Net change in unrealized appreciation/depreciation	—	5,051	5,051
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance	$—	$85,141	$85,141

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at July 31, 2016 was $5,051.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	94.1%
Canada	2.3
Ireland	1.4
Netherlands	0.8
Israel	0.7
United Kingdom	0.6
Cayman Islands	0.1
Total	100.0%

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2016.

2  Illiquid investment as of July 31, 2016.

3  Security is being fair valued by a valuation committee under the direction of the board of trustees.

See accompanying notes to financial statements.

PACE International Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned -4.09% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI EAFE Index (net) (the "benchmark") returned -7.53%, the Lipper International Multi-Cap Growth Funds category had a median return of -4.46%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 188. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special Note: As a result of a transaction resulting in Robert W. Baird & Co. Incorporated owning a controlling interest in Chautauqua Capital Management, LLC, Robert W. Baird & Co. Incorporated became responsible for Chautauqua Capital Management, LLC's portion of the Portfolio effective January 15, 2016.

Subadvisors' comments (Unaudited)2

Mondrian

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Stock selection within markets added to our returns. In particular, strong stock selection in Japan and Switzerland was only partially offset by stock selection in France and the UK. Strong performing individual holdings included Ahold, National Grid and Tokyo Electron. Weak performing holdings included Tesco and Amec Foster Wheeler. At the sector level, allocation between sectors was positive for performance. Our portion of the Portfolio benefited relative to the benchmark from underweight positions in the financials and consumer discretionary sectors, along with our overweight positions in the energy and consumer staples sectors. However, stock selection within sectors was negative overall, driven by our holdings in the health care and telecommunication services sectors.

Country allocation added to relative performance, driven by an underweight position in the weak Japanese equity market and an overweight position in the strong UK equity market. Currency allocation, however, held back returns, due to an underweight position in the strong Japanese yen and an overweight position in the weak British pound.

The main highlights of the strategy being adopted for our portion of the Portfolio are an overweight position in select European markets, overweight positions in the telecommunications services, energy and utilities sectors, and

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust –
PACE International Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian");

Chautauqua Capital Management, a division of Robert W. Baird & Co. Incorporated ("Chautauqua");

Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Elizabeth A. Desmond, Nigel Bliss, Andrew Porter and Steve Dutaut;

Chautauqua: Brian M. Beitner, CFA Dan Boston, Jesse Flores and Michael Mow, CFA;

Los Angeles Capital: Thomas D. Stevens, CFA, Hal W. Reynolds, CFA and Daniel E. Allen, CFA

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on

(continued on next page)

PACE International Equity Investments

Subadvisors' comments (Unaudited) – continued

underweight positions in the materials, consumer discretionary and financials sectors.

Derivatives were not used during the review period.

Chautauqua Capital Management

Our portion of the Portfolio significantly outperformed the benchmark during the reporting period, due to our security selection. Stock selection and overweights in the information technology and health care sectors, along with underweights to the consumer discretionary and financials sectors, combined with strong stock selection in those sectors, were the strongest contributors to performance. Stock selection and an overweight to energy were also beneficial for results. Despite positive stock selection in materials, industrials and utilities, underweights in these sectors modestly detracted from performance, as did our substantial underweight to the consumer staples sector.

Regionally, superior stock selection and underweights in Europe, Asia/Pacific Basin and Africa/Middle East contributed to relative results. An overweight, along with strong stock selection, benefited performance in North America. While an overweight to Latin America aided performance, this was partially offset by weak stock selection in the region.

Derivatives were not used during the review period.

Los Angeles Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, with fundamental factor exposures contributing to performance, whereas country and sector tilts detracted from results.

Looking at fundamental factors, our tilt toward smaller cap stocks was the largest contributor to performance in each of the Europe, Japan, and Pacific ex-Japan regions as larger cap companies were penalized. Stocks with strong three-year momentum fell out of favor globally, causing our tilt toward this factor in the European and Pacific regions to detract from results. However, stocks with strong one-year momentum performed well across all three regions and an overweight to this factor helped performance in Europe and the Pacific ex-Japan region, whereas an underweight hurt in Japan. Volatile companies ended the reporting period with negative factor returns in all regions and an underweight to such companies in Japan and the Pacific ex-Japan region positively impacted performance.

Throughout the fiscal year, our portion of the Portfolio was tilted toward stocks with stronger earnings quality, which contributed to performance in Europe and the Pacific ex-Japan regions. In addition, a high quality posture proved beneficial in Europe with tilts toward companies with strong analyst insight and higher profitability contributing to returns. Investors were mixed on value metrics during the period, rewarding stocks with attractive dividend payouts in lieu of low interest rates, while penalizing stocks with higher

Investment process
(continued)

future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today.

Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

Chautauqua seeks to achieve consistent risk adjusted excess returns by managing a concentrated portfolio of 25-35 quality, growth companies generally headquartered outside of the United States. The portfolio consists of a carefully diversified set of best idea equities that Chautauqua believes will benefit from long-term trends, have sustainable competitive advantages and exhibit growth that should outpace the market. Companies are valued based on a forward looking cash flow analysis. When selecting investments, Chautauqua has a long-term horizon.

(continued on next page)

PACE International Equity Investments

Subadvisor's comments (Unaudited) – concluded

earnings yields. Consequently, our tilt toward stocks with larger dividend yields helped performance in Japan, whereas a tilt away hurt in Europe. An underweight to securities with higher earnings yields modestly added value relative to the benchmark in the Pacific ex-Japan region, but an overweight held performance back in Europe.

Within sectors, an underweight to consumer discretionary, which generally plummeted globally, was a significant contributor to relative returns, particularly in Japan. Energy and utilities rallied in Europe and, consequently, a greater exposure to European utilities benefited our results, while a tilt away from energy detracted from performance. Examining countries, overweights to Denmark and New Zealand added value, but overweights to Italy and Switzerland were headwinds for performance.

At the end of the reporting period, our portion of the Portfolio exhibited tilts toward materials, utilities and health care, and away from consumer discretionary, financials and telecommunications, relative to the benchmark. We exhibited higher price-to-earnings and price-to-book ratios, as well as a higher yield, relative to the MSCI EAFE Index. We also exhibited a lower beta and a smaller weighted average market capitalization (Beta is a measure of volatility or risk relative to the market as a whole).

Derivatives were not used during the reporting period.

Investment process
(concluded)

Los Angeles Capital employs a "long/short" or "130/30" equity strategy. Los Angeles Capital buys securities "long" that it believes will outperform the market or decrease portfolio risk, and sells securities "short" that it believes will underperform the market. Los Angeles Capital uses a proprietary quantitative model that includes fundamental data inputs for a universe of equity securities and, through the use of statistical tools, estimates expected returns based on each security's risk characteristics and the expected return to each characteristic in the current market environment.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(4.30)%	3.32%	1.30%
Class C2	(5.10)	2.47	0.47
Class Y3	(4.09)	3.59	1.61
Class P4	(4.09)	3.58	1.56
After deducting maximum sales charge
Class A1	(9.59)	2.16	0.73
Class C2	(6.05)	2.47	0.47
MSCI EAFE Index (net)[5]	(7.53)	3.02	1.98
Lipper International Multi-Cap Growth Funds median	(4.46)	3.25	2.50

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(6.41)%	2.20%	1.05%
Class C2	(7.17)	1.37	0.22
Class Y3	(6.15)	2.47	1.36
Class P4	(6.16)	2.47	1.31
After deducting maximum sales charge
Class A1	(11.59)	1.05	0.48
Class C2	(8.09)	1.37	0.22

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.78% and 1.78%; Class C—2.58% and 2.58%; Class Y—1.51% and 1.51%; and Class P—1.52% and 1.52%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.55%; Class C—2.30%; Class Y—1.30%; and Class P—1.30%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Equity Investments Class P shares versus the MSCI EAFE Index (net) over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Equity Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE International Equity Investments

PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$972.8
Number of holdings	587
Portfolio composition[1]	07/31/16
Common stocks, ADRs, and preferred stocks	111.5%
Investments sold short	(12.7)
Cash equivalents and other assets less liabilities	1.2
Total	100.0%
Regional allocation (equity investments)[1]	07/31/16
Europe and European territories	74.0%
Asia	30.8
Oceania	5.6
The Americas	0.9
Curacao	0.2
Total	111.5%
Top five countries (equity investments-long holdings)[1]	07/31/16
Japan	22.3%
United Kingdom	18.5
Switzerland	12.3
Germany	9.8
France	6.8
Total	69.7%
Top five sectors (long holdings)[1]	07/31/16
Financials	21.2%
Health Care	14.9
Industrials	13.5
Information Technology	12.2
Consumer Staples	11.5
Total	73.3%
Top ten equity holdings (long holdings)[1]	07/31/16
Nestle SA	2.1%
Takeda Pharmaceutical Co. Ltd.	1.9
GlaxoSmithKline PLC	1.9
Sanofi SA	1.9
SAP SE	1.6
Kirin Holdings Co. Ltd.	1.6
ABB Ltd.	1.5
Canon, Inc.	1.5
Royal Dutch Shell PLC, B Shares	1.5
ENI SpA	1.5
Total	17.0%
Top five countries (equity investments-short holdings)[1]	07/31/16
Japan	(5.0)%
Switzerland	(1.3)
France	(1.1)
Netherlands	(0.9)
United Kingdom	(0.7)
Total	(9.0)%
Top five sectors (short holdings)[1]	07/31/16
Financials	(4.0)%
Industrials	(2.5)
Consumer Discretionary	(2.2)
Information Technology	(1.3)
Materials	(0.8)
Total	(10.8)%
Top ten equity holdings (short holdings)[1]	07/31/16
CNH Industrial N.V.	(0.5)%
Swiss Life Holding AG	(0.5)
Central Japan Railway Co.	(0.4)
Dufry AG	(0.4)
Fresnillo PLC	(0.3)
NIDEC Corp.	(0.3)
Klepierre	(0.3)
Zurich Insurance Group AG	(0.3)
MTR Corp. Ltd.	(0.3)
Keyence Corp.	(0.2)
Total	(3.5)%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 262.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2016

Common stocks
Aerospace & defense	0.44%
Airlines	0.37
Auto components	1.76
Automobiles	2.19
Banks	6.32
Beverages	1.99
Biotechnology	0.95
Building products	1.73
Capital markets	3.26
Chemicals	4.60
Commercial services & supplies	1.46
Communications equipment	0.80
Construction & engineering	0.30
Construction materials	0.43
Consumer finance	0.33
Containers & packaging	0.05
Diversified consumer services	0.10
Diversified financial services	1.14
Diversified telecommunication services	5.61
Electric utilities	2.53
Electrical equipment	4.25
Electronic equipment, instruments & components	0.77
Energy equipment & services	1.30
Food & staples retailing	3.38
Food products	3.85
Gas utilities	0.92
Health care equipment & supplies	1.20
Health care providers & services	1.44
Hotels, restaurants & leisure	1.19
Household durables	0.64
Household products	0.74
Independent power and renewable electricity producers	0.20
Industrial conglomerates	1.31
Insurance	6.51
Internet software & services	1.53
IT services	1.44
Leisure products	0.48
Machinery	1.29
Marine	0.17
Media	1.61
Metals & mining	0.88
Multi-utilities	2.37
Multiline retail	0.31
Common stocks—(concluded)
Oil, gas & consumable fuels	5.88%
Paper & forest products	0.80
Personal products	0.48
Pharmaceuticals	11.32
Professional services	0.90
Real estate investment trusts	2.00
Real estate management & development	1.66
Road & rail	0.14
Semiconductors & semiconductor equipment	3.15
Software	2.33
Specialty retail	1.18
Technology hardware, storage & peripherals	0.50
Textiles, apparel & luxury goods	1.54
Tobacco	0.99
Trading companies & distributors	1.40
Transportation infrastructure	1.42
Wireless telecommunication services	1.54
Total common stocks	111.37
Preferred stocks
Chemicals	0.04
Household products	0.07
Total preferred stocks	0.11
Repurchase agreement	0.39
Investment of cash collateral from securities loaned	3.05
Investments sold short Common stocks
Aerospace & defense	(0.15)
Airlines	(0.23)
Auto components	(0.07)
Automobiles	(0.53)
Banks	(1.06)
Beverages	(0.08)
Biotechnology	(0.17)
Building products	(0.29)
Capital markets	(0.02)
Chemicals	(0.13)
Commercial services & supplies	(0.02)
Construction materials	(0.09)
Distributors	(0.23)
Diversified financial services	(0.36)
Diversified telecommunication services	(0.49)

PACE International Equity Investments

Industry diversification—(unaudited) (concluded)

As a percentage of net assets as of July 31, 2016

Investments sold short—(continued) Common stocks—(continued)
Electric utilities	(0.32)%
Electronic equipment, instruments & components	(0.63)
Food products	(0.25)
Gas utilities	(0.23)
Health care technology	(0.05)
Hotels, restaurants & leisure	(0.31)
Household durables	(0.10)
Insurance	(1.10)
Internet & catalog retail	(0.04)
Internet software & services	(0.36)
IT services	(0.10)
Leisure products	(0.09)
Machinery	(0.77)
Marine	(0.24)
Media	(0.16)
Metals & mining	(0.56)
Investments sold short—(concluded) Common stocks—(concluded)
Multiline retail	(0.04)%
Oil, gas & consumable fuels	(0.16)
Pharmaceuticals	(0.17)
Real estate investment trusts	(0.93)
Real estate management & development	(0.25)
Road & rail	(0.92)
Software	(0.10)
Specialty retail	(0.58)
Technology hardware, storage & peripherals	(0.06)
Textiles, apparel & luxury goods	(0.08)
Transportation infrastructure	(0.14)
Wireless telecommunication services	(0.05)
Total investments sold short	(12.71)
Liabilities in excess of other assets	(2.21)
Net assets	100.00%

PACE International Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—111.37%
Australia—4.62%
Alumina Ltd.[1]	1,696,957	$1,708,723
ASX Ltd.	44,188	1,668,959
Boral Ltd.	106,627	556,684
Caltex Australia Ltd.	28,135	709,000
Coca-Cola Amatil Ltd.	190,547	1,335,113
Cochlear Ltd.	17,173	1,732,209
Computershare Ltd.	277,826	1,874,869
Flight Centre Travel Group Ltd.[1]	12,483	305,369
Fortescue Metals Group Ltd.	368,149	1,239,403
GPT Group	636,470	2,713,475
Harvey Norman Holdings Ltd.	293,249	1,078,616
Healthscope Ltd.	271,888	611,599
Incitec Pivot Ltd.	854,231	1,863,126
Medibank Pvt Ltd.	714,059	1,665,933
Mirvac Group	241,683	404,067
Platinum Asset Management Ltd.[1]	155,212	714,797
Qantas Airways Ltd.	343,007	823,711
QBE Insurance Group Ltd.	675,605	5,632,284
REA Group Ltd.[1]	8,691	431,090
Santos Ltd.	138,915	463,446
Scentre Group	917,484	3,695,383
Seek Ltd.[1]	19,934	252,986
South32 Ltd.*	394,289	549,839
Stockland	1,154,097	4,420,363
Suncorp Group Ltd.	134,084	1,368,479
Sydney Airport	243,431	1,398,565
Tatts Group Ltd.	355,672	1,116,310
Telstra Corp.Ltd.	35,300	154,787
TPG Telecom Ltd.	104,491	1,018,804
Transurban Group	326,315	3,114,668
Vicinity Centres	126,702	333,154
Total Australia common stocks		44,955,811
Austria—0.11%
Andritz AG	4,715	240,374
Erste Group Bank AG*	22,745	602,793
OMV AG	8,498	225,786
Total Austria common stocks		1,068,953
Belgium—0.78%
Colruyt SA	29,248	1,631,367
Groupe Bruxelles Lambert SA	2,846	240,069
KBC Group N.V.*,2	86,443	4,492,465
Solvay SA	4,509	467,861
Telenet Group Holding N.V.*	11,378	539,672
UCB SA	2,183	170,768
Total Belgium common stocks		7,542,202
Bermuda—1.49%
Cheung Kong Infrastructure Holdings Ltd.	195,000	1,724,196
First Pacific Co.Ltd.	520,000	403,485
Hongkong Land Holdings Ltd.	781,500	5,001,600
Jardine Matheson Holdings Ltd.	68,700	4,073,910
Kerry Properties Ltd.	92,000	251,392
Kunlun Energy Co.Ltd.[1]	3,981,181	3,007,027
Total Bermuda common stocks		14,461,610
	Number of Shares	Value
Common stocks—(continued)
Brazil—0.09%
BB Seguridade Participacoes SA	92,665	$861,375
Cayman Islands—2.26%
Alibaba Group Holding Ltd., ADR*	85,453	7,048,163
Cheung Kong Property Holdings Ltd.	305,500	2,181,468
Ctrip.com International Ltd., ADR*	151,487	6,615,437
MGM China Holdings Ltd.	618,800	896,488
Tencent Holdings Ltd.	216,254	5,198,414
Total Cayman Islands common stocks		21,939,970
China—0.77%
Sinopharm Group Co., Class H	1,554,904	7,525,604
Denmark—2.41%
Chr. Hansen Holding A/S	21,986	1,383,222
ISS A/S	111,807	4,311,935
Novo Nordisk A/S, ADR	147,652	8,411,734
Novo Nordisk A/S, Class B	66,354	3,780,659
Novozymes A/S, B Shares	53,344	2,617,673
TDC A/S	273,963	1,441,965
William Demant Holding A/S*,1	72,348	1,476,634
Total Denmark common stocks		23,423,822
Finland—1.42%
Fortum Oyj	25,942	430,697
Kone Oyj, Class B	16,958	858,655
Neste Oyj[1]	57,200	2,165,974
Nokian Renkaat Oyj[1]	28,141	1,045,471
Orion Oyj, Class B	28,917	1,184,219
Sampo Oyj, A Shares	46,391	1,922,642
Stora Enso Oyj, R Shares	68,732	623,960
UPM-Kymmene Oyj[2]	268,885	5,540,308
Total Finland common stocks		13,771,926
France—6.78%
Arkema SA	1,995	170,336
Atos SE	11,656	1,142,464
AXA SA	18,417	375,360
Bureau Veritas SA	58,189	1,264,025
Capgemini SA	2,795	268,578
Carrefour SA	64,948	1,626,869
Christian Dior SA	11,383	2,058,463
Cie de Saint-Gobain	204,152	8,650,373
Cie Generale des Etablissements Michelin	5,522	564,514
Dassault Systemes	13,770	1,137,219
Essilor International SA	7,618	975,615
Eurazeo SA	24,147	1,543,382
France Telecom SA	169,178	2,589,341
Gecina SA	4,255	643,635
Hermes International	762	327,817
Iliad SA	30,222	5,874,080
L'Oreal SA	2,418	460,241
Lagardere SCA	21,926	560,006
LVMH Moet Hennessy Louis Vuitton SE	2,315	397,025
Natixis SA	54,563	224,790
Pernod Ricard SA	2,251	257,198
Publicis Groupe SA	13,199	982,782

PACE International Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
France—(concluded)
Safran SA	17,496	$1,189,281
Sanofi SA2	212,232	18,068,528
SCOR SE	33,223	970,741
Societe BIC SA	2,118	313,040
Societe Generale SA	126,511	4,321,680
Technip SA	63,059	3,519,712
Unibail-Rodamco SE	7,491	2,061,492
Veolia Environnement SA	60,397	1,341,024
Wendel SA	19,022	2,030,323
Total France common stocks		65,909,934
Germany—9.69%
Allianz SE2	81,335	11,666,649
BASF SE	2,010	157,887
Bayer AG	23,568	2,535,304
Beiersdorf AG	17,770	1,668,618
Continental AG	5,315	1,114,157
Daimler AG	104,242	7,088,121
Deutsche Bank AG*	231,085	3,106,696
Deutsche Lufthansa AG	134,676	1,600,536
Deutsche Telekom AG1	566,475	9,642,287
E.ON SE	228,431	2,449,662
Evonik Industries AG	89,655	2,794,533
Fresenius Medical Care AG & Co. KGaA	14,056	1,284,827
Hannover Rueck SE	3,344	342,156
Hugo Boss AG1	22,629	1,342,124
K+S AG1	64,345	1,344,157
Linde AG	3,542	509,647
Metro AG	53,413	1,718,620
Muenchener Rueckversicherungs-Gesellschaft AG	18,956	3,161,968
Osram Licht AG2	57,293	2,977,852
ProSiebenSat.1 Media SE1	16,493	753,978
RWE AG*,2	552,580	9,825,866
SAP SE2	180,368	15,811,495
Siemens AG2	30,922	3,357,517
ThyssenKrupp AG	18,139	415,728
United Internet AG	18,575	821,122
Wirecard AG1	145,640	6,771,916
Total Germany common stocks		94,263,423
Hong Kong—2.33%
AIA Group Ltd.	772,626	4,785,095
BOC Hong Kong Holdings Ltd.	90,000	295,228
China Mobile Ltd.	543,500	6,700,579
Galaxy Entertainment Group Ltd.	268,000	891,215
Hang Seng Bank Ltd.	141,423	2,524,629
HKT Trust/HKT Ltd.	615,000	971,837
Hong Kong & China Gas Co. Ltd.	343,332	637,242
Hong Kong Exchanges & Clearing Ltd.	79,300	1,957,356
Hysan Development Co. Ltd.	139,000	639,604
Power Assets Holdings Ltd.	125,500	1,228,568
Sino Land Co. Ltd.	294,000	524,459
Sun Hung Kai Properties Ltd.	38,000	543,669
Swire Properties Ltd.	353,000	982,780
Total Hong Kong common stocks		22,682,261
	Number of Shares	Value
Common stocks—(continued)
Ireland—0.37%
Allergan PLC*	13,634	$3,448,721
James Hardie Industries PLC	12,110	200,625
Total Ireland common stocks		3,649,346
Israel—0.52%
Bezeq The Israeli Telecommunication Corp. Ltd.	433,243	856,670
Check Point Software Technologies Ltd.*,1,2	22,500	1,729,800
Israel Chemicals Ltd.	212,024	860,173
Nice Ltd.	23,936	1,647,122
Total Israel common stocks		5,093,765
Italy—2.63%
Atlantia SpA	40,797	1,019,407
ENI SpA	928,702	14,203,797
Prysmian SpA	50,781	1,187,695
Saipem SpA*	3,020,142	1,319,882
Snam SpA	659,528	3,815,800
Terna Rete Elettrica Nazionale SpA	742,097	4,040,468
Total Italy common stocks		25,587,049
Japan—22.32%
ABC-Mart, Inc.	14,100	912,040
ACOM Co. Ltd.*,1	245,800	1,180,399
Aeon Financial Service Co. Ltd.	31,700	740,656
AEON Mall Co. Ltd.	35,000	476,797
Air Water, Inc.	18,000	310,835
Alfresa Holdings Corp.	9,800	217,831
Amada Holdings Co. Ltd.	111,300	1,229,334
Astellas Pharma, Inc.	33,900	571,949
Benesse Holdings, Inc.[1]	39,900	971,349
Bridgestone Corp.[2]	76,600	2,703,353
Calbee, Inc.	21,100	932,631
Canon, Inc.[2]	513,800	14,779,272
Credit Saison Co. Ltd.[1]	79,100	1,334,936
Daiichi Sankyo Co. Ltd.	68,800	1,659,399
Dainippon Pharmaceutical Co. Ltd.[1]	16,300	307,677
Daiwa House Industry Co. Ltd.	12,700	360,830
Daiwa Securities Group, Inc.[2]	509,000	2,919,760
Denso Corp.	25,500	1,011,153
Dentsu, Inc.	10,500	509,384
Eisai Co. Ltd.[1]	10,500	621,963
Electric Power Development Co. Ltd.	29,000	673,877
FamilyMart Co. Ltd.	11,600	688,940
Fast Retailing Co. Ltd.	4,500	1,474,347
Fuji Electric Holdings Co. Ltd.[2]	67,000	300,083
Hamamatsu Photonics KK1	15,400	460,332
Hirose Electric Co. Ltd.	2,500	314,353
Hisamitsu Pharmaceutical Co., Inc.	12,100	690,175
Hitachi Construction Machinery Co. Ltd.[1]	36,500	602,759
Honda Motor Co. Ltd.	432,100	12,033,245
Hoshizaki Corp.	3,000	274,906
Hoya Corp.	98,400	3,544,078
Idemitsu Kosan Co. Ltd.[1]	15,800	310,627
IHI Corp.	462,000	1,317,607
Iida Group Holdings Co. Ltd.	65,900	1,326,590
Isuzu Motors Ltd.	15,100	199,636

PACE International Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Japan—(continued)
Japan Airlines Co. Ltd.	6,000	$187,936
Japan Post Holdings Co. Ltd.	52,300	698,632
Japan Tobacco, Inc.	25,000	986,181
JGC Corp.[1]	30,700	455,829
JSR Corp.	53,100	736,380
JX Holdings, Inc.	267,800	1,018,078
Kajima Corp.	65,000	485,422
Kamigumi Co. Ltd.	20,000	182,290
Kaneka Corp.	71,000	544,842
Kao Corp.	9,000	489,803
Keikyu Corp.	83,000	849,238
Keyence Corp.	3,981	2,845,048
Kintetsu Group Holdings Co. Ltd.	107,000	466,654
Kirin Holdings Co. Ltd.[1]	883,800	15,305,283
Kobe Steel Ltd.[1]	787,000	694,174
Koito Manufacturing Co. Ltd.	6,300	316,127
Konami Holdings Corp.[1]	22,100	864,203
Konica Minolta, Inc.	220,700	1,808,254
Kose Corp.	14,500	1,361,396
Kuraray Co. Ltd.	141,300	1,811,343
Kurita Water Industries Ltd.	70,500	1,580,178
Kyushu Electric Power Co., Inc.	32,200	304,848
Lawson, Inc.	15,700	1,217,102
LIXIL Group Corp.[1]	79,500	1,499,853
Makita Corp.	4,700	333,954
Marubeni Corp.[2]	1,086,000	5,121,607
Maruichi Steel Tube Ltd.	24,000	896,163
Mazda Motor Corp	59,500	902,399
Medipal Holdings Corp.	57,900	960,129
Miraca Holdings, Inc.	36,900	1,710,560
Mitsubishi Chemical Holdings Corp.	63,100	347,797
Mitsubishi Corp.	62,800	1,094,622
Mitsubishi Electric Corp.	458,000	5,464,939
Mitsubishi Logistics Corp.[1]	48,000	677,415
Mitsubishi Tanabe Pharma Corp.	61,000	1,150,233
Mitsubishi UFJ Financial Group, Inc.	536,900	2,746,722
Mitsubishi UFJ Lease & Finance Co. Ltd.	146,500	601,593
Mitsui O.S.K. Lines Ltd.[1]	754,000	1,633,106
Mizuho Financial Group, Inc.	486,600	796,892
MS&AD Insurance Group Holdings, Inc.	13,300	391,824
Nabtesco Corp.	72,700	1,972,914
Namco Bandai Holdings, Inc.	47,700	1,279,511
NEC Corp.	329,000	915,725
NGK Spark Plug Co. Ltd.[1]	39,600	662,102
NHK Spring Co. Ltd.	28,500	253,619
Nippon Electric Glass Co. Ltd.	64,000	294,801
Nissin Foods Holdings Co. Ltd.	30,800	1,762,846
Nitto Denko Corp.	2,600	176,102
Nomura Real Estate Holdings, Inc.	47,500	830,499
Nomura Research Institute Ltd.	25,500	909,688
NTT DoCoMo, Inc.	177,500	4,783,028
NTT Urban Development Corp.	15,600	168,636
OJI Paper Corp.	138,000	581,565
Olympus Corp.	143,544	5,036,385
Ono Pharmaceutical Co. Ltd.	36,500	1,324,639
Otsuka Corp.	7,200	373,284
	Number of Shares	Value
Common stocks—(continued)
Japan—(concluded)
Park24 Co. Ltd.	39,600	$1,354,476
Rinnai Corp.	15,100	1,499,123
Sankyo Co. Ltd.	32,100	1,181,315
SBI Holdings, Inc.[1]	134,000	1,482,687
Secom Co. Ltd.	10,400	790,842
Sega Sammy Holdings, Inc.	121,300	1,346,919
Sekisui Chemical Co. Ltd.	51,200	757,199
Sekisui House Ltd.[1]	18,700	316,783
Seven & I Holdings Co. Ltd.	16,500	695,835
Shikoku Electric Power Co., Inc.[1]	54,100	571,036
Shin-Etsu Chemical Co. Ltd.	29,400	2,035,396
Shiseido Co. Ltd.	25,200	716,472
Showa Shell Sekiyu K.K.	60,900	548,509
SoftBank Group Corp.	51,200	2,861,700
Sohgo Security Services Co. Ltd.	7,300	364,875
Sompo Japan Nipponkoa Holdings, Inc.	28,400	936,322
Sumitomo Corp.[2]	510,400	5,422,390
Sumitomo Mitsui Financial Group, Inc.	57,900	1,877,132
Sumitomo Mitsui Trust Holdings, Inc.	371,000	1,261,695
Suntory Beverage & Food Ltd.	10,400	456,118
Suzuken Co. Ltd.	19,100	617,729
Taiheiyo Cement Corp.[2]	363,000	1,056,608
Taiyo Nippon Sanso Corp.	35,200	343,945
Takashimaya Co. Ltd.	60,000	460,430
Takeda Pharmaceutical Co. Ltd.[1,2]	411,000	18,480,600
Teijin Ltd.	256,000	975,979
The Hiroshima Bank Ltd.	68,000	250,581
The Kansai Electric Power Co., Inc.*	48,100	450,854
THK Co. Ltd.	23,200	466,569
Tokio Marine Holdings, Inc.	225,400	8,924,545
Tokyo Electron Ltd.	61,700	5,459,786
Tokyo Tatemono Co. Ltd.	17,700	223,603
Toshiba Corp.*,1	1,513,000	3,991,764
TOTO Ltd.	8,300	360,763
Toyo Seikan Group Holdings, Ltd.	26,700	527,013
Toyo Suisan Kaisha Ltd.	39,500	1,773,019
Toyoda Gosei Co. Ltd.	42,700	944,518
Trend Micro, Inc.[1]	22,400	821,052
Uni-Charm Corp.	82,000	1,706,944
Yamaha Corp.	32,400	909,429
Yamaha Motor Co. Ltd.[1]	61,000	1,050,992
Total Japan common stocks		217,101,043
Jersey—1.04%
Delphi Automotive PLC	75,842	5,143,605
Experian PLC	31,110	608,118
Glencore PLC	229,354	566,858
Shire PLC[2]	58,253	3,755,294
Total Jersey common stocks		10,073,875
Luxembourg—0.10%
ArcelorMittal*	154,026	989,984
Netherlands—3.35%
Airbus Group SE	10,428	613,587
Akzo Nobel N.V.	19,489	1,262,874

PACE International Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Netherlands—(concluded)
ASML Holding N.V., NY Registered Shares	45,023	$4,935,421
Boskalis Westminster	11,572	425,126
Core Laboratories N.V.[1]	36,677	4,284,240
Koninklijke Ahold Delhaize NV	556,733	13,295,057
Koninklijke Vopak N.V.[1]	46,774	2,404,971
OCI NV*,1	55,308	844,658
Randstad Holding N.V.	15,368	661,142
STMicroelectronics N.V.	162,602	1,186,538
Unilever N.V.	58,526	2,711,179
Total Netherlands common stocks		32,624,793
New Zealand—0.79%
Auckland International Airport Ltd.	465,302	2,479,983
Fletcher Building Ltd.	339,630	2,376,771
Meridian Energy Ltd.	605,835	1,225,095
Ryman Healthcare Ltd.	159,725	1,099,318
Spark New Zealand Ltd.	190,318	542,231
Total New Zealand common stocks		7,723,398
Norway—0.82%
DnB NOR ASA	118,890	1,308,373
Norsk Hydro ASA	271,548	1,159,619
Orkla ASA	237,892	2,207,729
Statoil ASA	45,358	713,931
Yara International ASA	80,301	2,610,664
Total Norway common stocks		8,000,316
Papua New Guinea—0.12%
Oil Search Ltd.	212,127	1,142,950
Portugal—0.31%
Galp Energia, SGPS SA	17,943	244,936
Jeronimo Martins, SGPS SA	166,486	2,787,318
Total Portugal common stocks		3,032,254
Singapore—3.08%
Ascendas Real Estate Investment Trust	1,220,700	2,230,712
CapitaLand Commercial Trust	770,500	864,923
CapitaLand Mall Trust	152,800	243,896
City Developments Ltd.	101,500	644,264
DBS Group Holdings Ltd.	80,000	919,520
Hutchison Port Holdings Trust	1,557,000	739,575
SembCorp Industries Ltd.[1]	1,290,900	2,667,109
Singapore Exchange Ltd.	245,300	1,377,720
Singapore Press Holdings Ltd.[1]	387,600	1,092,808
Singapore Telecommunications Ltd.	2,707,400	8,441,062
StarHub Ltd.	231,400	676,578
Suntec Real Estate Investment Trust	251,600	313,397
United Overseas Bank Ltd.	699,032	9,489,358
UOL Group Ltd.	69,500	299,109
Total Singapore common stocks		30,000,031
South Africa—0.19%
Naspers Ltd., N Shares	12,014	1,886,565
South Korea—0.18%
NAVER Corp.	2,819	1,786,805
	Number of Shares	Value
Common stocks—(continued)
Spain—5.42%
Abertis Infraestructuras SA	269,238	$4,235,186
Amadeus IT Holding SA1	57,051	2,678,569
Banco Popular Espanol SA	435,464	609,535
Banco Santander SA1	2,340,421	9,927,349
Enagas SA2	137,998	4,207,265
Ferrovial SA	73,702	1,525,615
Gas Natural SDG, SA	13,784	285,172
Grifols SA, ADR	391,320	6,628,961
Iberdrola SA	1,947,280	13,378,033
Industria de Diseno Textil SA	6,995	241,964
Mapfre SA	122,765	300,855
Repsol SA	12,571	158,463
Telefonica SA	846,793	8,300,797
Zardoya Otis SA1	28,927	283,949
Total Spain common stocks		52,761,713
Sweden—3.79%
Alfa Laval AB1	67,609	1,065,847
Getinge AB, B Shares	39,034	791,446
Hexagon AB, B Shares	4,606	181,667
Husqvarna AB, B Shares	85,710	735,702
Kinnevik AB	30,575	779,650
Securitas AB, B Shares	37,835	622,551
SKF AB, B Shares	50,624	802,222
Svenska Handelsbanken AB2	306,529	3,689,668
Swedbank AB, A Shares	170,934	3,591,672
Swedish Match AB	113,250	4,130,574
Telefonaktiebolaget LM Ericsson, B Shares	1,043,490	7,780,140
Telia Co. AB	2,779,897	12,686,102
Total Sweden common stocks		36,857,241
Switzerland—12.30%
ABB Ltd.*	696,822	14,810,703
Adecco Group SA	48,399	2,656,652
Aryzta AG*,1	12,422	467,171
Cie Financiere Richemont SA	26,595	1,617,597
Coca-Cola HBC AG*	85,362	1,763,498
Credit Suisse Group AG*	48,101	553,370
EMS-Chemie Holding AG1	2,201	1,204,736
Geberit AG2	16,294	6,287,615
Julius Baer Group Ltd.*	184,843	7,586,726
Nestle SA2	258,710	20,740,577
Novartis AG2	153,188	12,691,907
Pargesa Holding SA	7,530	524,427
Partners Group Holding AG	1,425	652,071
Roche Holding AG2	45,330	11,575,707
Sika AG	511	2,396,828
Sonova Holding AG	9,124	1,250,173
Swiss Prime Site AG*,2	32,685	3,003,095
Swiss Re AG2	72,731	6,104,691
Swisscom AG	2,224	1,094,790
Syngenta AG	32,989	12,971,634
Zurich Insurance Group AG*	40,323	9,689,668
Total Switzerland common stocks		119,643,636

PACE International Equity Investments

Portfolio of investments—July 31, 2016

		Number of Shares	Value
Common stocks—(continued)
Taiwan—0.98%
Taiwan Semiconductor Manufacturing Co. Ltd.		1,207,000	$6,522,178
Taiwan Semiconductor Manufacturing Co. Ltd., ADR		108,155	3,004,546
Total Taiwan common stocks			9,526,724
United Kingdom—18.52%
3	i Group PLC	366,508	2,992,789
Aberdeen Asset Management PLC		129,797	547,119
Admiral Group PLC		61,165	1,751,732
AMEC PLC		592,969	3,499,266
ARM Holdings PLC[2]		431,761	9,554,042
Associated British Foods PLC[1]		10,692	380,785
AstraZeneca PLC		24,429	1,632,046
BAE Systems PLC		29,680	209,755
Barclays PLC		356,815	729,826
Barratt Developments PLC		107,699	623,587
BP PLC		1,972,795	11,144,606
British American Tobacco PLC[2]		70,572	4,506,011
BT Group PLC		146,686	802,443
Bunzl PLC		63,027	1,972,719
Burberry Group PLC		60,347	1,054,234
Centrica PLC		512,410	1,635,017
Cobham PLC		230,181	521,227
Compass Group PLC		54,413	1,034,105
Diageo PLC		9,513	272,069
Direct Line Insurance Group PLC		247,022	1,144,878
easyJet PLC		87,868	1,210,567
G4S PLC		2,612,363	6,441,008
GKN PLC		887,753	3,400,151
GlaxoSmithKline PLC[2]		810,035	18,096,047
Hammerson PLC		122,205	901,657
Hargreaves Lansdown PLC[1]		564,407	9,703,067
HSBC Holdings PLC		386,742	2,534,088
ICAP PLC		216,522	1,275,174
IMI PLC		96,092	1,363,294
Inmarsat PLC		16,089	166,511
Intertek Group PLC		14,427	692,136
Investec PLC		34,612	205,904
Kingfisher PLC		1,981,030	8,817,093
Land Securities Group PLC		11,667	168,921
Lloyds Banking Group PLC		13,173,056	9,266,106
Mondi PLC		52,257	1,058,141
National Grid PLC		716,470	10,269,137
Next PLC		22,324	1,484,621
Pearson PLC		442,683	5,167,362
Prudential PLC		13,410	236,929
Reckitt Benckiser Group PLC[2]		56,287	5,454,379
Rolls-Royce Holdings PLC*		145,277	1,520,831
Royal Dutch Shell PLC, A Shares[2,3]		169,483	4,360,436
Royal Dutch Shell PLC, B Shares[4]		542,484	14,373,366
RSA Insurance Group PLC		53,309	351,136
Segro PLC		76,711	449,748
Sky PLC[2]		303,144	3,693,008
Smith & Nephew PLC		25,107	413,022
Smiths Group PLC		25,721	429,931
Taylor Wimpey PLC		492,033	1,007,377
Tesco PLC*		4,442,997	9,172,930
	Number of Shares	Value
Common stocks—(continued)
United Kingdom—(concluded)
The Sage Group PLC	66,093	$623,229
Unilever PLC	193,229	9,036,180
William Hill PLC	181,107	766,756
Total United Kingdom common stocks		180,118,499
United States—0.84%
Lululemon Athletica, Inc.*,1	105,143	8,164,354
Venezuela—0.95%
Croda International PLC	150,246	6,611,531
Nielsen Holdings PLC	48,179	2,594,921
Total Venezuela common stocks		9,206,452
Total common stocks (cost—$1,076,181,159)		1,083,377,684
Preferred stocks—0.11%
Germany—0.11%
Fuchs Petrolub SE	10,282	433,889
Henkel AG & Co. KGaA Vorzug	5,155	642,031
Total preferred stocks (cost—$1,005,301)		1,075,920
	Face Amount
Repurchase agreement—0.39%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $310,092 US Treasury Bond, 7.875% due 02/15/21 and $3,414,159 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$3,920,949); proceeds: $3,844,003 (cost—$3,844,000)	$3,844,000	3,844,000
	Number of Shares
Investment of cash collateral from securities loaned—3.05%
Money market fund—3.05%
State Street Institutional U.S. Government Money Market Fund (cost—$29,635,188)	29,635,188	29,635,188
Total investments before investments sold short (cost—$1,110,665,648)—114.92%		1,117,932,792
Investments sold short—(12.71)%
Common stocks—(12.71)%
Australia—(0.43)%
Challenger Financial Services Group Ltd.	(95,049)	(686,209)
Insurance Australia Group Ltd.	(203,288)	(933,112)
National Australia Bank Ltd.	(72,989)	(1,472,120)
Orica Ltd.	(17,045)	(183,290)
Treasury Wine Estates Ltd.	(33,397)	(244,917)
Vocus Communications Ltd.	(90,959)	(617,280)
		(4,136,928)

PACE International Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Belgium—(0.06)%
Ageas	(17,379)	$(584,738)
Denmark—(0.38)%
AP Moller—Maersk A/S, Class B	(1,546)	(2,098,185)
Genmab A/S	(8,998)	(1,630,947)
		(3,729,132)
Finland—(0.02)%
Metso Oyj	(8,112)	(225,007)
France—(1.08)%
CNP Assurances	(107,375)	(1,640,419)
Electricite de France (EDF)	(124,610)	(1,630,671)
Groupe Eurotunnel SA	(88,140)	(915,836)
Klepierre	(60,428)	(2,893,194)
Peugeot SA	(99,225)	(1,498,713)
Vivendi SA	(25,020)	(491,894)
Zodiac SA	(64,671)	(1,456,890)
		(10,527,617)
Germany—(0.33)%
Daimler AG	(18,650)	(1,268,140)
Deutsche Telekom AG	(35,658)	(606,955)
MAN SE	(3,422)	(358,783)
Merck KGaA	(4,112)	(454,021)
Volkswagen AG	(3,429)	(482,270)
		(3,170,169)
Hong Kong—(0.62)%
Cathay Pacific Airways Ltd.	(441,000)	(716,205)
MTR Corp. Ltd.	(447,415)	(2,531,646)
PCCW Ltd.	(875,830)	(637,817)
SJM Holdings Ltd.	(1,143,000)	(713,049)
Swire Pacific Ltd.	(12,500)	(149,354)
The Bank of East Asia Ltd.	(308,827)	(1,275,766)
		(6,023,837)
Ireland—(0.06)%
Kerry Group PLC	(6,304)	(539,515)
Isle Of Man—(0.08)%
Genting Singapore PLC	(1,334,500)	(781,370)
Italy—(0.47)%
EXOR SpA	(27,262)	(1,061,581)
Intesa Sanpaolo SpA	(256,715)	(565,405)
Luxottica Group SpA	(16,046)	(778,751)
Mediobanca SpA	(310,588)	(2,175,443)
		(4,581,180)
Japan—(5.02)%
ANA Holdings, Inc.	(372,000)	(1,072,961)
Aozora Bank Ltd.	(373,000)	(1,385,476)
Asahi Glass Co. Ltd.	(107,000)	(626,050)
Central Japan Railway Co.	(20,300)	(3,823,845)
Chubu Electric Power Co., Inc.	(98,900)	(1,463,121)
Don Quijote Holdings Co. Ltd.	(10,100)	(401,387)
	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Japan—(concluded)
East Japan Railway Co.	(9,300)	$(864,512)
Fujitsu Ltd.	(144,000)	(611,084)
GungHo Online Entertainment, Inc.	(251,300)	(573,851)
Hitachi Metals Ltd.	(57,500)	(649,753)
Inpex Corp.	(24,600)	(196,877)
Japan Airport Terminal Co. Ltd.	(10,100)	(453,354)
Japan Prime Realty Investment Corp.	(152)	(671,103)
Japan Real Estate Investment Corp.	(219)	(1,328,574)
Japan Retail Fund Investment Corp.	(535)	(1,321,311)
Kakaku.com, Inc.	(50,300)	(1,055,938)
Keyence Corp.	(3,300)	(2,358,367)
M3, Inc.	(13,900)	(450,914)
Minebea Co. Ltd.	(94,600)	(766,739)
Mixi, Inc.	(16,800)	(607,556)
Nexon Co. Ltd.	(29,000)	(437,693)
NH Foods Ltd.	(45,000)	(1,103,886)
NIDEC Corp.	(34,900)	(3,227,143)
Nippon Paint Co. Ltd.	(37,200)	(1,037,232)
Nippon Prologis REIT, Inc.	(446)	(1,113,306)
Nippon Yusen Kabushiki Kaisha	(156,000)	(281,315)
Nitori Holdings Co. Ltd.	(8,400)	(1,048,817)
NOK Corp.	(16,700)	(324,229)
Nomura Real Estate Master Fund, Inc.	(218)	(362,568)
Obic Co. Ltd.	(5,500)	(325,036)
Oriental Land Co. Ltd.	(13,300)	(848,562)
Osaka Gas Co. Ltd.	(157,000)	(640,402)
Panasonic Corp.	(37,600)	(372,554)
Seiko Epson Corp.	(32,100)	(576,973)
Shimano, Inc.	(5,500)	(875,925)
SMC Corp.	(3,600)	(959,141)
Start Today Co. Ltd.	(8,200)	(393,786)
Sumitomo Realty & Development Co. Ltd.	(65,000)	(1,710,761)
Suruga Bank Ltd.	(80,200)	(1,859,687)
Taisho Pharmaceutical Holdings Co. Ltd.	(3,600)	(397,628)
TDK Corp.	(9,100)	(569,893)
The Bank of Kyoto Ltd.	(48,000)	(328,828)
Tokyo Gas Co. Ltd.	(371,000)	(1,596,207)
Tokyu Corp.	(160,000)	(1,328,172)
Tokyu Fudosan Holdings Corp.	(89,700)	(541,532)
TonenGeneral Sekiyu KK	(49,000)	(446,131)
Toyota Industries Corp.	(7,200)	(329,887)
United Urban Investment Corp.	(709)	(1,329,266)
West Japan Railway Co.	(6,200)	(389,190)
Yahoo Japan Corp.	(421,100)	(1,877,792)
Yamada Denki Co. Ltd.	(48,900)	(259,752)
Yamaguchi Financial Group, Inc.	(130,000)	(1,299,554)
		(48,875,621)
Luxembourg—(0.05)%
Millicom International Cellular SA, SDR	(9,279)	(495,560)
Mauritius—(0.08)%
Golden Agri-Resources Ltd.	(2,799,400)	(751,685)
Netherlands—(0.92)%
Altice N.V., Class A	(33,353)	(495,007)

PACE International Equity Investments

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Investments sold short—(continued)
Common stocks—(continued)
Netherlands—(concluded)
CNH Industrial N.V.	(659,154)	$(4,701,642)
Ferrari NV	(21,413)	(968,123)
Fiat Chrysler Automobiles N.V.	(149,545)	(963,022)
Koninklijke KPN N.V.	(553,063)	(1,819,730)
		(8,947,524)
Singapore—(0.32)%
Jardine Cycle & Carriage Ltd.	(77,200)	(2,258,936)
Singapore Airlines Ltd.	(49,700)	(407,031)
Yangzijiang Shipbuilding Holdings Ltd.	(752,700)	(488,438)
		(3,154,405)
Spain—(0.45)%
Bankinter SA	(309,117)	(2,156,500)
CaixaBank SA	(894,375)	(2,246,802)
		(4,403,302)
Sweden—(0.24)%
Hennes & Mauritz AB, B Shares	(29,301)	(885,159)
Industrivarden AB, C Shares	(31,205)	(525,128)
Lundin Petroleum AB	(52,851)	(874,571)
		(2,284,858)
Switzerland—(1.30)%
Dufry AG	(30,120)	(3,468,213)
Galenica AG	(593)	(764,806)
	Number of Shares	Value
Investments sold short—(concluded)
Common stocks—(concluded)
Switzerland—(concluded)
Julius Baer Group Ltd.	(5,500)	$(225,743)
LafargeHolcim Ltd.	(19,208)	(914,025)
Swiss Life Holding AG	(20,119)	(4,597,976)
Zurich Insurance Group AG	(11,074)	(2,661,096)
		(12,631,859)
United Kingdom—(0.68)%
Aggreko PLC	(13,588)	(231,262)
Antofagasta PLC	(239,804)	(1,588,430)
Aviva PLC	(46,995)	(243,247)
Fresnillo PLC	(127,595)	(3,260,794)
RELX PLC	(31,333)	(595,061)
Whitbread PLC	(13,615)	(695,344)
		(6,614,138)
Venezuela—(0.12)%
Coca-Cola European Partners PLC	(14,773)	(557,340)
Berkeley Group Holdings PLC	(17,462)	(620,043)
		(1,177,383)
Total investments sold short (proceeds—$120,853,331)		(123,635,828)
Liabilities in excess of other assets—(2.21)%		(21,546,365)
Net assets—100.00%		$972,750,599

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes before investments sold short was $1,127,789,998; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$82,845,746
Gross unrealized depreciation	(92,702,952)
Net unrealized depreciation	$(9,857,206)

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$29,746,054	$476,504,722	$506,250,776	$—	$56,194

PACE International Equity Investments

Portfolio of investments—July 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,083,377,684	$—	$—	$1,083,377,684
Preferred stocks	1,075,920	—	—	1,075,920
Repurchase agreement	—	3,844,000	—	3,844,000
Investment of cash collateral from securities loaned	—	29,635,188	—	29,635,188
Total	$1,084,453,604	$33,479,188	$—	$1,117,932,792
Liabilities
Investments sold short	$(123,635,828)	$—	$—	$(123,635,828)

At July 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan at July 31, 2016.

2  Security, or portion thereof, pledged as collateral for investments sold short.

3  Security is traded on the Amsterdam Exchange.

4  Security is traded on the London Exchange.

See accompanying notes to financial statements

PACE International Emerging Markets Equity Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned -2.82% before the deduction of the maximum PACE Select program fee.1 In comparison, the MSCI Emerging Markets Index (net) (the "benchmark") returned -0.75%, and the Lipper Emerging Markets Funds category posted a median return of -1.17%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 204. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments2 (Unaudited)

Mondrian

Our portion of the Portfolio outperformed the benchmark during the reporting period. Country allocation was positive, although this was offset by the impact of currency movements. In Asia, our underweight exposure to the weak Chinese market strongly contributed to returns. However, this was offset by stock selection in the country, as the impact of a zero weighting to strong performing Internet company Tencent Holdings and positions in footwear company Belle International and power producer China Resources Power weighed on returns. Elsewhere, we benefited from an overweight exposure and good stock selection in India, particularly from holdings in technology consultancy firm Infosys and motorcycle manufacturer Bajaj Auto. In other Asian countries, we were negatively impacted by weak performance from Philippine telecom operator PLDT, which underperformed due to concerns over the impact of greater competition. In Latin America, we benefited from an overweight exposure and stock selection in Mexico, particularly from airport operator GAP, as it continued to experience strong growth in air traffic. Peruvian financial stock Credicorp also performed well. In Brazil, the prospect of an improving economic environment under the new government caused the market to outperform. As such, our underweight position dragged on relative returns, although holdings in toll-road operator CCR and payment processor Cielo performed well. Exposure to consumer stocks added value across several countries, particularly in Europe, the Middle East and Africa (EMEA) where an out-of-benchmark exposure to Unilever was additive to results. In addition, South African brewing company SAB Miller gained on a takeover bid from AB Inbev. SAB Miller was subsequently sold from our portion of the Portfolio. Elsewhere in EMEA, our portion of the Portfolio benefited relative to the benchmark from having no exposure to the underperforming markets of Greece and Poland. However, this was offset by the impact of underweight exposure to Russia.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Select Advisors Trust – PACE International Emerging Markets Equity Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Mondrian Investment Partners Limited ("Mondrian"); William Blair & Company L.L.C. ("William Blair");
LMCG Investments, LLC, formerly Lee Munder Capital Group ("LMCG")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Fred Lee, CFA, Vincent Russo, Mayoor Joshi and Diana To

Mondrian: Ginny Chong, Gregory Halton and Andrew Miller;

William Blair: Todd M. McClone and Jeffrey A. Urbina;

LMCG: Gordon Johnson, Shannon Ericson and Vikram Srimurthy

Objective:

Capital appreciation

Investment process:

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends and discounts the value of those dividends back to what

(continued on next page)

PACE International Emerging Markets Equity Investments

Subadvisors' comments (Unaudited) – continued

Derivatives were not used during the review period.

William Blair

Our portion of the Portfolio underperformed the benchmark during the reporting period. Style headwinds during the first quarter of 2016 significantly detracted from performance, as lower valuation companies with weaker earnings trends strongly outperformed higher growth, higher valuation companies with stronger earnings trends. From a sector perspective, positioning was the biggest detractor from relative performance in this environment, primarily underweighting cyclical sectors such as energy and materials, while overweighting non-cyclical sectors, such as consumer staples and health care.

Information technology stock selection was bolstered by relative strength across industries. Our overweight and stock selection in Internet services was positive. For example, Chinese gaming company Netease reported that revenue of online games grew 105% year over year, mainly driven by strong mobile segment performance. Within energy, India's Bharat Petroleum benefited from quarterly earnings that beat consensus estimates, along with a positive outlook for refining margins and fuel demand. These effects were partially offset by negative stock selection in the materials and utilities sectors.

Within the materials sector, our exclusion of metals & mining stocks was detrimental amid the commodity price rally. Our position in LG Chem (South Korea) also weighed on performance, as the stock price languished on concerns about decelerating trends in its LCD/smartphone business. These negative effects were mitigated by positive stock selection in industrials and telecommunication services. Within industrials, South Africa-based Bidvest Corp. was a leading contributor, as the share price rallied after the spinoff of its food service businesses.

From a geographic perspective, poor stock selection in Russia, South Africa and Brazil were mitigated by outperformance in China due to selection and the favorable impact of an underweight position.

From a positioning perspective, we added to emerging market exposure in Asia, while reducing our allocation to Europe, the Middle East and Africa (EMEA) over the reporting period. In terms of sectors, we added to our energy and telecommunication services allocations, while reducing our exposures to financials and industrials.

Derivatives were not used during the reporting period.

LMCG Investments, LLC (formerly Lee Munder Capital Group)

Our portion of the Portfolio modestly underperformed the benchmark during the reporting period. The last 12 months continued to be volatile for global markets. However, in contrast to the last few years, when volatility centered on macro uncertainty for emerging market countries, recent concerns have

Investment process
(continued)

they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

William Blair invests in a portfolio of mid cap and large cap equity securities issued by companies in emerging markets worldwide, according to a quality growth philosophy. William Blair's primary focus is on identifying such companies whose growth characteristics (rate and durability) are underestimated by the market and supported by quality management and strong competitive positioning. After screening the universe of emerging country issuers for certain quality, growth and liquidity characteristics to create a prospective list of investible securities, William Blair undertakes detailed fundamental analysis of these companies, focusing attention on areas where short- to intermediate-term earnings trends and overall operating perform-

(continued on next page)

PACE International Emerging Markets Equity Investments

Subadvisors' comments (Unaudited) – concluded

been centered on developed markets. Investors have been focused on the UK's decision to leave the European Union and how that decision will impact global trade. As a result, emerging markets fared better than developed international markets during the reporting period.

Our overall stock selection model worked modestly well on average, but the effectiveness of its three major components (Market Dynamics, Earnings Quality and Valuation) varied widely. Investors focused less on company fundamentals and more on macroeconomic drivers and concerns. We attribute this to a pivoting between "risk-on" and "risk-off" trades, an environment that is not conducive to our stock selection model generating excess returns. Our goal is to add value by emphasizing three main categories of quantitative stock selection factors that we expect will pay off positively over time. Our research indicates that many stock selection factors work well in one environment, but not the other. Predicting whether the market will be risk-on or risk-off, and emphasizing the appropriate factors for that environment, is difficult when the market is switching back and forth.

Stock selection detracted modestly from performance during the reporting period. Positive stock selection, particularly in China and Greece, was offset by negative stock selection in Brazil and Korea. Country allocation also detracted from performance, largely due to an overweight position in Turkey. In terms of sectors, positive stock selection in energy, information technology and telecommunication services was offset by negative stock selection in financials. Sector allocation was a slight tailwind to relative performance for the period, led by an underweight in financials and overweight positions in information technology and materials.

Derivatives were not used during the reporting period.

Investment process
(concluded)

ance are improving or are strong. Key considerations are the sustainability of a company's competitive advantage relative to peers, its industry and market conditions, a sound financial structure and high reinvestment rates that combine to create favorable conditions for prospective growth.

LMCG uses a bottom-up quantitative approach to investing in emerging markets equity securities. Inefficiencies in the market create opportunities, and LMCG believes that a quantitative process, which relies on sophisticated mathematical or statistical models in selecting investments, is well-suited to capture these inefficiencies and provide an opportunity to outperform the market. LMCG's stock selection model groups factors used to select investments into three major categories: market dynamics, value and quality.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(3.08)%	(2.95)%	2.73%
Class C2	(3.75)	(3.66)	1.98
Class Y3	(2.80)	(2.71)	3.04
Class P4	(2.82)	(2.82)	2.82
After deducting maximum sales charge
Class A1	(8.43)	(4.04)	2.15
Class C2	(4.71)	(3.66)	1.98
MSCI Emerging Markets Index (net)[5]	(0.75)	(2.75)	3.90
Lipper Emerging Markets Funds median	(1.17)	(2.50)	3.47

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
Before deducting maximum sales charge
Class A1	(12.37)%	(3.96)%	2.49%
Class C2	(13.06)	(4.68)	1.72
Class Y3	(12.16)	(3.73)	2.79
Class P4	(12.16)	(3.84)	2.57
After deducting maximum sales charge
Class A1	(17.18)	(5.03)	1.91
Class C2	(13.93)	(4.68)	1.72

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, supplemented from time to time, were as follows: Class A—1.78% and 1.75%; Class C—2.51% and 2.50%; Class Y—1.54% and 1.50%; and Class P—1.57% and 1.50%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to: (1) waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed, prior to August 1, 2016, 1.95% for Class A, 2.70% for Class C, 1.70% for Class Y and 1.70% for Class P. Effective August 1, 2016, the expense caps were changed to: Class A—1.75%; Class C—2.50%; Class Y—1.50%; and Class P—1.50%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses (pursuant to item (1)) to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

2  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

3  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

4  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

5  The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to nonresident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amountsold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE International Emerging Markets Equity Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE International Emerging Markets Equity Investments Class P shares versus the MSCI Emerging Markets Index (net) over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the Index is not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE International Emerging Markets Equity Investments

PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$407.5
Number of holdings	230
Portfolio composition[1]	07/31/16
Common stocks, ADRs, GDRs, and preferred stocks	98.2%
Investment companies	0.9
Cash equivalents and other assets less liabilities	0.9
Total	100.0%
Regional allocation (equity investments)[1]	07/31/16
Asia	63.6%
The Americas	13.6
Europe and European territories	12.5
Africa	6.4
Russia	2.1
Total	98.2%
Top five countries (equity investments)[1,2]	07/31/16
South Korea	14.9%
Taiwan	13.9
India	11.0
Cayman Islands	8.0
Brazil	7.9
Total	55.7%
Top five sectors[1,2]	07/31/16
Financials	22.4%
Information Technology	21.3
Consumer Discretionary	12.3
Consumer Staples	12.0
Telecommunication Services	7.7
Total	75.7%
Top ten equity holdings[1,2]	07/31/16
Samsung Electronics Co. Ltd.	4.2%
Tencent Holdings Ltd.	2.9
Taiwan Semiconductor Manufacturing Co. Ltd.	2.9
China Mobile Ltd.	2.5
Itau Unibanco Holding SA	1.3
Uni-President Enterprises Corp.	1.1
Credicorp Ltd.	1.1
PT Bank Rakyat Indonesia (Persero) Tbk	1.0
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.0
Housing Development Finance Corp.	1.0
Total	19.0%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 262.

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE International Emerging Markets Equity Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2016

Common stocks
Airlines	0.57%
Auto components	1.22
Automobiles	3.51
Banks	12.62
Beverages	2.04
Capital markets	0.28
Chemicals	1.77
Construction & engineering	0.70
Construction materials	0.30
Consumer finance	0.21
Diversified consumer services	0.75
Diversified financial services	1.14
Diversified telecommunication services	2.21
Electric utilities	1.26
Electrical equipment	0.49
Electronic equipment, instruments & components	1.81
Food & staples retailing	2.43
Food products	4.53
Health care providers & services	1.06
Hotels, restaurants & leisure	1.70
Household durables	1.21
Household products	1.47
Independent power and renewable electricity producers	0.67
Industrial conglomerates	1.49
Insurance	2.11
Internet software & services	5.36
IT services	2.54
Machinery	0.86
Media	1.20
Metals & mining	1.27
Multi-utilities	0.55
Multiline retail	1.36
Common stocks—(concluded)
Oil, gas & consumable fuels	5.66%
Paper & forest products	0.29
Personal products	0.76
Pharmaceuticals	1.49
Real estate investment trusts	1.51
Real estate management & development	1.95
Road & rail	0.26
Semiconductors & semiconductor equipment	9.52
Specialty retail	0.96
Technology hardware, storage & peripherals	2.03
Textiles, apparel & luxury goods	0.62
Thrifts & mortgage finance	1.29
Tobacco	0.81
Trading companies & distributors	0.32
Transportation infrastructure	1.74
Wireless telecommunication services	5.54
Total common stocks	95.44
Preferred stocks
Automobiles	0.16
Banks	1.32
Metals & mining	0.36
Oil, gas & consumable fuels	0.51
Paper & forest products	0.44
Total preferred stocks	2.79
Investment company	0.94
Repurchase agreement	0.94
Investment of cash collateral from securities loaned	1.59
Liabilities in excess of other assets	(1.70)
Net assets	100.00%

PACE International Emerging Markets Equity Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Common stocks—95.44%
Bermuda—1.17%
Credicorp Ltd.	27,894	$4,472,245
Huabao International Holdings Ltd.*	833,000	298,482
Total Bermuda common stocks		4,770,727
Brazil—5.28%
AMBEV SA	321,900	1,866,432
AMBEV SA, ADR	578,810	3,345,522
Banco Bradesco SA	139,100	1,253,118
BB Seguridade Participacoes SA	271,000	2,519,103
BM&FBovespa SA—Bolsa de Valores Mercadorias e Futuros	173,700	1,022,679
Cielo SA	265,864	3,013,355
Companhia de Concessoes Rodoviarias (CCR)	446,000	2,576,357
Equatorial Energia SA	74,700	1,279,327
Kroton Educacional SA	376,000	1,674,513
Lojas Renner SA	249,195	2,095,070
Ultrapar Participacoes SA	37,900	865,444
Total Brazil common stocks		21,510,920
British Virgin Islands—0.22%
Mail.ru Group Ltd., GDR*	46,771	902,680
Cayman Islands—7.96%
Alibaba Group Holding Ltd., ADR*	48,231	3,978,093
Belle International Holdings Ltd.	2,170,976	1,435,490
China Resources Land Ltd.	522,000	1,297,195
Dali Foods Group Co. Ltd.[1,2]	1,845,000	1,074,887
Geely Automobile Holdings Ltd.	2,755,000	1,811,005
Golden Eagle Retail Group Ltd.[2]	859,000	964,360
Hengan International Group Co. Ltd.	233,000	1,958,084
NetEase, Inc., ADR	9,800	2,001,846
Sands China Ltd.	393,200	1,500,144
TAL Education Group, ADR*	14,660	882,679
Tencent Holdings Ltd.	498,100	11,973,558
Want Want China Holdings Ltd.[2]	2,068,000	1,266,111
WH Group Ltd.	2,898,500	2,282,666
Total Cayman Islands common stocks		32,426,118
Chile—0.42%
Banco Santander Chile, ADR[2]	32,772	674,120
Cia Cervecerias Unidas SA	89,563	1,022,111
Total Chile common stocks		1,696,231
China—7.14%
Air China Ltd., Class H	1,520,000	1,161,786
Bank of Communications Co. Ltd., Class H	2,396,000	1,615,163
China Bluechemical Ltd., Class H	2,142,000	427,936
China CITIC Bank, Class H	2,812,000	1,775,985
China Construction Bank Corp., Class H	2,865,000	1,920,241
China Everbright Bank Co. Ltd.	1,747,000	758,841
China Evergrande Group[2]	1,477,000	930,930
China Galaxy Securities Co. Ltd.	1,342,500	1,161,087
China Minsheng Banking Corp. Ltd., Class H	1,359,500	1,417,606
China Pacific Insurance (Group) Co. Ltd., Class H	349,800	1,235,373
China Vanke Co. Ltd., Class H	547,300	1,237,322
Chongqing Rural Commercial Bank, Class H2	2,338,000	1,226,498
Guangzhou Automobile Group Co. Ltd., Class H	1,204,000	1,545,659
	Number of Shares	Value
Common stocks—(continued)
China—(concluded)
Guangzhou R&F Properties Co. Ltd., Class H	802,800	$1,214,796
Industrial & Commercial Bank of China Ltd., Class H	3,581,000	2,026,267
Jiangsu Expressway Co. Ltd., Class H	1,342,000	1,895,793
New Oriental Education & Technology Group, Inc., ADR	11,129	490,344
PICC Property & Casualty Co. Ltd., Class H	1,450,000	2,246,468
Shanghai Pharmaceuticals Holding Co. Ltd.	474,700	1,125,809
Sinopharm Group Co., Class H	245,600	1,188,683
The People's Insurance Co. Group of China Ltd.	2,162,000	830,424
Weichai Power Co. Ltd., Class H	874,000	1,047,665
Zhuzhou CSR Times Electric Co. Ltd., Class H	110,500	609,584
Total China common stocks		29,090,260
Czech Republic—0.15%
Komercni Banka A.S.	15,587	613,168
Hong Kong—5.65%
Beijing Enterprises Holdings Ltd.	323,500	1,822,148
China Everbright Ltd.	412,000	785,935
China Mobile Ltd.	810,000	9,986,144
China Overseas Land & Investment Ltd.	802,000	2,635,982
China Resources Power Holdings Co. Ltd.	1,716,911	2,735,231
China Taiping Insurance Holdings Co. Ltd.*	362,800	710,786
CITIC Ltd.	1,029,000	1,554,429
CNOOC Ltd.	2,328,000	2,784,574
Total Hong Kong common stocks		23,015,229
Hungary—0.67%
OTP Bank PLC	71,274	1,735,782
Richter Gedeon Nyrt	45,998	972,091
Total Hungary common stocks		2,707,873
India—10.96%
Asian Paints Ltd.	94,518	1,572,102
Axis Bank Ltd.	211,830	1,727,117
Bajaj Auto Ltd.	92,987	3,749,187
Bharat Petroleum Corp. Ltd.	192,166	1,700,189
Cairn India Ltd.	650,002	1,853,891
Dr Reddy's Laboratories Ltd., ADR[2]	18,383	802,418
HCL Technologies Ltd.	167,049	1,877,727
HDFC Bank Ltd.	127,109	2,364,757
HDFC Bank Ltd., ADR	8,258	572,032
Hero Honda Motors Ltd.	40,510	1,937,144
Hindustan Petroleum Corp. Ltd.	106,457	2,005,177
Hindustan Unilever Ltd.	107,470	1,480,129
Housing Development Finance Corp.	194,322	3,987,394
Indiabulls Housing Finance Ltd.	111,796	1,275,845
Infosys Ltd.	89,990	1,442,648
Infosys Ltd., ADR[2]	146,727	2,410,725
ITC Ltd.	120,913	455,691
Larsen & Toubro Ltd.	76,739	1,785,841
Maruti Suzuki India Ltd.	18,877	1,340,736
Reliance Industries Ltd., GDR[1]	60,765	1,832,065
Sesa Goa Ltd.	586,834	1,442,446
Tata Motors Ltd.	285,869	2,147,485
Tata Motors Ltd., ADR	46,480	1,758,338

PACE International Emerging Markets Equity Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
India—(concluded)
Wipro Ltd., ADR[2]	140,718	$1,595,742
Zee Entertainment Enterprises Ltd.	210,789	1,564,908
Total India common stocks		44,681,734
Indonesia—2.60%
PT Bank Central Asia Tbk	1,297,100	1,430,935
PT Bank Mandiri (Persero) Tbk	1,910,300	1,472,995
PT Bank Rakyat Indonesia (Persero) Tbk	4,706,600	4,141,204
PT Kalbe Farma Tbk	5,638,100	720,985
Telekomunikasi Indonesia Persero Tbk PT	5,600,200	1,808,516
Unilever Indonesia Tbk PT	299,000	1,028,358
Total Indonesia common stocks		10,602,993
Kazakhstan—0.11%
KazMunaiGas Exploration Production, GDR*,3	30,021	231,762
KazMunaiGas Exploration Production, GDR*,4	28,996	223,849
Total Kazakhstan common stocks		455,611
Malaysia—3.41%
AirAsia Bhd	1,600,100	1,151,773
AMMB Holdings Berhad	1,263,700	1,334,949
Genting Berhad	465,600	940,236
Genting Malaysia Berhad	1,315,900	1,386,860
IHH Healthcare Berhad	839,100	1,348,167
Malayan Banking Berhad	855,469	1,685,508
Public Bank Berhad	610,700	2,925,599
Telekom Malaysia Berhad	661,500	1,109,949
Tenaga Nasional Berhad	570,700	2,016,132
Total Malaysia common stocks		13,899,173
Mexico—4.30%
Arca Continental SAB de C.V.	112,248	721,440
Compartamos SAB de C.V	471,100	874,864
Fibra Uno Administracion SA de C.V.	1,342,700	2,731,947
Fomento Economico Mexicano SAB de C.V., ADR	10,692	956,934
Gruma SAB de C.V., Series B	62,611	901,398
Grupo Aeroportuario del Pacifico SAB de C.V.	117,191	1,152,097
Grupo Aeroportuario del Pacifico SAB de C.V., ADR	5,800	569,966
Grupo Financiero Banorte SAB de C.V., Series O	605,977	3,319,138
Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR[2]	142,400	1,300,112
Kimberly-Clark de Mexico SAB de C.V., Series A	757,500	1,712,152
Wal-Mart de Mexico SAB de C.V.	1,429,203	3,262,394
Total Mexico common stocks		17,502,442
Netherlands—0.71%
Steinhoff International Holdings NV	291,893	1,845,615
Yandex N.V.*	47,733	1,033,420
Total Netherlands common stocks		2,879,035
Philippines—0.88%
Philippine Long Distance Telephone Co., ADR	56,050	2,526,174
SM Prime Holdings, Inc.	998,500	618,896
Universal Robina Corp.	106,510	453,080
Total Philippines common stocks		3,598,150
	Number of Shares	Value
Common stocks—(continued)
Poland—0.32%
Polski Koncern Naftowy Orlen SA	82,215	$1,317,541
Qatar—0.87%
Qatar Electricity & Water Co.	36,078	2,227,227
Qatar National Bank	31,247	1,312,881
Total Qatar common stocks		3,540,108
Romania—0.10%
Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR[5]	71,870	408,222
Russia—2.07%
Gazprom PAO, ADR[4]	427,028	1,738,004
Gazprom PAO, ADR[3]	511,359	2,101,685
Lukoil PJSC, ADR[4]	27,722	1,204,743
Lukoil PJSC, ADR[3]	5,378	229,910
Magnit PJSC, GDR	26,844	1,030,004
MMC Norilsk Nickel PJSC, ADR	49,766	727,579
Tatneft PAO, ADR	49,250	1,391,312
Total Russia common stocks		8,423,237
South Africa—6.43%
Bid Corp. Ltd.*	41,535	775,031
FirstRand Ltd.	432,048	1,512,343
Gold Fields Ltd.	202,948	1,253,398
Growthpoint Properties Ltd.	612,501	1,162,676
Mr Price Group Ltd.	84,473	1,392,949
MTN Group Ltd.[2]	151,063	1,526,600
Naspers Ltd., N Shares	21,083	3,310,675
Redefine Properties Ltd.	2,610,677	2,254,985
Sappi Ltd.*	234,854	1,194,805
Sasol Ltd.	18,660	495,682
Shoprite Holdings Ltd.	85,025	1,245,247
The Bidvest Group Ltd.	156,124	1,793,915
The Foschini Group Ltd.	101,581	1,090,361
The SPAR Group Ltd.	80,087	1,194,735
Tiger Brands Ltd.	41,744	1,172,396
Vodacom Group Ltd.	201,920	2,340,926
Woolworths Holdings Ltd.	387,575	2,496,953
Total South Africa common stocks		26,213,677
South Korea—14.75%
Amorepacific Corp.	3,254	1,127,128
CJ CheilJedang Corp.	4,573	1,606,459
Coway Co. Ltd.	10,031	767,448
Dongbu Insurance Co. Ltd.	18,414	1,043,868
Doosan Infracore Co. Ltd.*	154,014	1,095,828
GS Engineering & Construction Corp.*,2	41,740	1,069,444
Hana Financial Group, Inc.	47,812	1,175,932
Hankook Tire Co. Ltd.	20,596	996,566
Hyosung Corp.	11,701	1,451,983
Hyundai Heavy Industries Co. Ltd.*	12,218	1,368,887
Hyundai Mobis	13,088	2,979,458
Industrial Bank of Korea	139,507	1,475,836
Kangwon Land, Inc.	47,380	1,734,214
Korea Electric Power Corp. (KEPCO)	33,924	1,856,485
KT&G Corp.	26,495	2,862,023

PACE International Emerging Markets Equity Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
South Korea—(concluded)
LG Display Co. Ltd.	56,208	$1,555,549
LG Electronics, Inc.	26,583	1,269,643
LG Household & Health Care Ltd.	1,969	1,771,863
LG International Corp.	39,819	1,295,722
LG Uplus Corp.	99,740	975,006
Lotte Chemical Corp.	3,953	1,071,049
NAVER Corp.	3,100	1,964,915
POSCO	8,587	1,736,335
Samsung Electronics Co. Ltd.	12,531	17,216,631
Shinhan Financial Group Co. Ltd.	41,973	1,496,962
SK Energy Co. Ltd.	13,811	1,800,121
SK Telecom Co. Ltd.	16,240	3,334,553
Woori Bank	125,867	1,134,899
Yuhan Corp.	3,220	879,632
Total South Korea common stocks		60,114,439
Switzerland—0.35%
Cie Financiere Richemont SA	233,113	1,423,910
Taiwan—13.88%
Asustek Computer, Inc.	184,000	1,599,474
Cheng Shin Rubber Industry Co. Ltd.	476,000	993,065
Cheng Uei Precision Industry Co. Ltd.	507,058	687,768
Chinatrust Financial Holding Co. Ltd.	2,036,050	1,122,529
Chunghwa Telecom Co. Ltd.	1,038,000	3,690,537
Compal Electronics, Inc.	1,643,000	1,031,925
Formosa Chemicals & Fibre Corp.	457,000	1,189,634
Formosa Plastics Corp.	491,000	1,196,623
Foxconn Technology Co. Ltd.	462,000	1,118,711
HON Hai Precision Industry Co. Ltd.	1,325,688	3,650,283
King Yuan Electronics Co. Ltd.	1,598,000	1,529,270
Largan Precision Co. Ltd.	14,000	1,499,859
MediaTek, Inc.	246,000	1,876,421
Mega Financial Holding Co. Ltd.	2,142,118	1,677,566
Novatek Microelectronics Corp.	318,000	1,115,685
Pegatron Corp.	391,000	959,036
POU Chen Corp.	822,000	1,120,102
Powertech Technology, Inc.	526,000	1,337,944
President Chain Store Corp.	131,000	1,062,839
Quanta Computer, Inc.	1,168,000	2,374,564
Taiwan Mobile Co. Ltd.	829,000	2,856,561
Taiwan Semiconductor Manufacturing Co. Ltd.	2,171,156	11,732,118
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	144,035	4,001,292
Teco Electric and Machinery Co. Ltd.	1,576,000	1,394,668
Uni-President Enterprises Corp.	2,242,986	4,581,107
Wistron Corp.	1,490,000	1,183,206
Total Taiwan common stocks		56,582,787
Thailand—1.88%
Airports of Thailand PCL	77,400	877,778
Bangkok Dusit Medical Services PCL	1,035,900	669,186
BTS Group Holdings PCL	3,972,900	1,072,215
Charoen Pokphand Foods PCL	1,514,100	1,217,192
CP ALL PCL	338,600	503,088
Thai Beverage PCL	494,000	381,361
	Number of Shares	Value
Common stocks—(concluded)
Thailand—(concluded)
Thai Union Group PCL	2,766,300	$1,731,419
The Siam Cement PCL	83,300	1,224,508
Total Thailand common stocks		7,676,747
Turkey—1.25%
Arcelik AS	150,483	1,028,590
BIM Birlesik Magazalar A.S.	45,877	847,683
Koc Holding A.S.	213,845	916,238
Tupras-Turkiye Petrol Rafinerileri A.S.	41,317	883,058
Turk Telekomunikasyon A.S.	705,458	1,426,289
Total Turkey common stocks		5,101,858
United Arab Emirates—0.39%
First Gulf Bank PJSC	482,835	1,590,651
United Kingdom—0.53%
Unilever PLC	46,157	2,158,491
United States—0.99%
Abbott Laboratories[2]	60,100	2,689,475
Yum! Brands, Inc.	15,125	1,352,478
Total United States common stocks		4,041,953
Total common stocks (cost—$381,199,081)		388,945,965
Preferred stocks—2.79%
Brazil—2.63%
Gerdau SA	604,200	1,444,162
Itau Unibanco Holding SA	517,130	5,389,163
Petroleo Brasileiro SA, ADR*	572,500	2,095,847
Suzano Papel e Celulose SA	587,400	1,797,128
Total Brazil preferred stocks		10,726,300
South Korea—0.16%
Hyundai Motor Co.	7,347	659,174
Total preferred stocks (cost—$10,329,201)		11,385,474
Investment company—0.94%
iShares MSCI Emerging Markets Index Fund (cost—$3,609,786)	105,196	3,811,251
	Face Amount
Repurchase agreement—0.94%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $308,156 US Treasury Bond, 7.875% due 02/15/21 and $3,392,842 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$3,896,469); proceeds: $3,820,003 (cost—$3,820,000)	$3,820,000	3,820,000

PACE International Emerging Markets Equity Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Investment of cash collateral from securities loaned—1.59%
Money market fund—1.59%
State Street Institutional U.S. Government Money Market Fund (cost—$6,491,485)	6,491,485	$6,491,485
Total investments (cost—$405,449,553)—101.70%		414,454,175
Liabilities in excess of other assets—(1.70)%		(6,916,390)
Net assets—100.00%		$407,537,785

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $409,021,062; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$35,498,288
Gross unrealized depreciation	(30,065,175)
Net unrealized appreciation	$5,433,113

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$24,172,620	$95,054,220	$119,226,840	$—	$16,315

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$388,537,743	$408,222	$—	$388,945,965
Preferred stocks	11,385,474	—	—	11,385,474
Investment company	3,811,251	—	—	3,811,251
Repurchase agreement	—	3,820,000	—	3,820,000
Investment of cash collateral from securities loaned	—	6,491,485	—	6,491,485
Total	$403,734,468	$10,719,707	$—	$414,454,175

PACE International Emerging Markets Equity Investments

Portfolio of Investments—July 31, 2016

Portfolio footnotes

*  Non-income producing security.

1  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.71% of net assets as of July 31, 2016, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

2  Security, or portion thereof, was on loan at July 31, 2016.

3  Security is traded on the Turquoise Exchange.

4  Security is traded on the over-the-counter ("OTC") market.

5  Illiquid investment as of July 31, 2016.

See accompanying notes to financial statements

PACE Global Real Estate Securities Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned 10.13% before the deduction of the maximum PACE Select program fee.1 In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 14.30%, while the Lipper Global Real Estate Funds category posted a median return of 10.51%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 215. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Subadvisors' comments2 (Unaudited)

The Portfolio underperformed the benchmark during the reporting period. From a sector perspective, retail and industrial were the largest detractors from performance, both driven by negative stock selection. An overweight to the office sector also detracted from results. Conversely, an underweight allocation to the diversified sector was the largest contributor to relative performance. Stock selection within the residential sector was also beneficial for results.

By region, the US, Continental Europe and Singapore were the three leading detractors, all driven by stock selection. On the other hand, Australia/New Zealand was the biggest contributor, driven by positive stock selection and an overweight allocation. An underweight position and stock selection in the UK was also additive for relative results, as was an underweight exposure to Japan.

By security, the leading detractor was an overweight position to Hongkong Land Holdings Limited (office, Hong Kong). The stock underperformed on fears of a slowdown in the Chinese economy, as well as concerns about weakening demand from the banking sector, due to negative or near zero interest rate policy globally. An overweight position in Mitsubishi Estate Company, Limited (office, Japan) also detracted from results due to the market sell-off with other Japanese real estate investment trusts ("REITs"). A non-benchmark position in NorthStar Realty Finance Corp. (diversified, US) continued to underperform following a spin-off of its European assets in November 2015. We sold NorthStar Realty Finance Corp. in March 2016.

PACE Select Advisors Trust –
PACE Global Real Estate Securities Investments

Investment Manager:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisor:

Brookfield Investment Management Inc. ("Brookfield")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA and Diana To

Brookfield: Jason Baine and Bernhard Krieg

Objective:

Total Return

Investment process:

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross-of-fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

PACE Global Real Estate Securities Investments

Subadvisors' comments (Unaudited) – concluded

On the upside, a zero allocation to Sumitomo Realty & Development Co., Ltd. (office, Japan) was the biggest contributor over the period. A non-benchmark position in CyrusOne, Inc. (other, US) also contributed to performance as its shares rallied sharply during the period. An overweight allocation to Dexus Property Group (diversified, Australia) contributed as well during the period.

The Portfolio did not hold derivatives during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	Since inception[1]
Before deducting maximum sales charge
Class A2	9.86%	8.37%	1.28%
Class C3	9.11	7.57	0.51
Class Y4	9.94	8.58	12.66
Class P5	10.13	8.64	1.06
After deducting maximum sales charge
Class A2	3.78	7.15	0.69
Class C3	8.11	7.57	0.51
FTSE EPRA/NAREIT Developed Index[6]	14.30	9.54	3.30
Lipper Global Real Estate Funds median	10.51	8.12	2.31

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	Since inception[1]
Before deducting maximum sales charge
Class A2	7.25%	7.32%	0.73%
Class C3	6.53	6.50	(0.05)
Class Y4	7.52	7.54	12.02
Class P5	7.71	7.60	0.51
After deducting maximum sales charge
Class A2	1.41	6.11	0.13
Class C3	5.53	6.50	(0.05)

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.59% and 1.45%; Class C—2.24% and 2.20%; Class Y—1.27% and 1.20%; and Class P—1.56% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A and Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The FTSE EPRA/NAREIT Developed Index is designed to measure the stock performance of companies engaged in special real estate activities of the North American, European and Asian real estate markets. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Global Real Estate Securities Investments

Illustration of an assumed investment of $10,000 in Class A shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Global Real Estate Securities Investments Class A shares versus the FTSE EPRA/NAREIT Developed Index from December 31, 2006, the month-end after the inception date of the Class A shares, through July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Global Real Estate Securities Investments is a professionally managed portfolio while the Index is not available for investment and is unmanaged. The comparison is shown for illustration purposes only.

PACE Global Real Estate Securities Investments

PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$152.3
Number of holdings	62
Portfolio composition[1]	07/31/16
Common stocks	98.9%
Cash equivalents and other assets less liabilities	1.1
100.0%
Top five countries (equity investments)[1]	07/31/16
United States	49.8%
Japan	7.8
United Kingdom	7.4
Germany	7.1
Hong Kong	5.7
Total	77.8%
Top ten equity holdings[1]	07/31/16
Simon Property Group, Inc.	6.0%
Vornado Realty Trust	4.0
Wharf (Holdings) Ltd.	3.7
Mitsubishi Estate Co. Ltd.	3.1
Land Securities Group PLC	3.1
AvalonBay Communities, Inc.	2.8
Hongkong Land Holdings Ltd.	2.8
Hammerson PLC	2.8
Global Logistic Properties Ltd.	2.7
Alstria Office REIT-AG	2.7
Total	33.7%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2016

Common stocks
Apartments	5.61%
Diversified	15.66
Diversified operations	3.65
Health care	6.85
Hotels	4.25
Hotels & motels	2.46
Office property	13.95
Real estate management/service	11.03
Real estate operations/development	15.32
Regional malls	7.88
Retirement/aged care	0.65
Shopping centers	5.06
Single Tenant	1.29
Warehouse/industrial	5.23
Total common stocks	98.89
Repurchase agreement	1.28
Total investments	100.17
Liabilities in excess of other assets	(0.17)
Net assets	100.00%

PACE Global Real Estate Securities Investments

Portfolio of Investments—July 31, 2016

	Number of Shares	Value
Common stocks—98.89%
Australia—5.52%
Dexus Property Group	313,196	$2,325,390
Scentre Group	373,755	1,505,386
Vicinity Centres	593,100	1,559,513
Westfield Corp.	371,100	3,011,947
Total Australia common stocks		8,402,236
Austria—1.81%
BUWOG AG*	52,900	1,282,795
CA Immobilien Anlagen AG*	78,900	1,481,932
Total Austria common stocks		2,764,727
Bermuda—2.80%
Hongkong Land Holdings Ltd.	665,300	4,257,920
Cayman Islands—2.94%
Cheung Kong Property Holdings Ltd.	431,928	3,084,246
Soho China Ltd.	3,030,200	1,398,241
Total Cayman Islands common stocks		4,482,487
France—1.82%
Unibail Rodamco	10,052	2,766,268
Germany—7.07%
Alstria Office REIT-AG*	291,092	4,051,741
Deutsche EuroShop AG	75,100	3,561,241
Vonovia SE	79,448	3,148,772
Total Germany common stocks		10,761,754
Hong Kong—5.67%
Sun Hung Kai Properties Ltd.	111,500	1,595,239
Swire Properties Ltd.	531,400	1,479,460
Wharf (Holdings) Ltd.	806,056	5,553,167
Total Hong Kong common stocks		8,627,866
Japan—7.78%
GLP J-REIT	1,125	1,435,537
Mitsubishi Estate Co. Ltd.	250,289	4,731,783
Mitsui Fudosan Co. Ltd.	121,100	2,674,561
Nippon Accommodations Fund, Inc.	326	1,495,252
Nippon Building Fund, Inc.	246	1,518,890
Total Japan common stocks		11,856,023
Jersey—1.27%
Atrium European Real Estate Ltd.*	440,211	1,937,619
New Zealand—0.72%
Precinct Properties New Zealand Ltd.	1,202,957	1,090,313
Singapore—4.28%
CapitaLand Ltd.	385,100	910,544
City Developments Ltd.	245,200	1,556,390
Global Logistic Properties Ltd.	2,839,900	4,056,395
Total Singapore common stocks		6,523,329
United Kingdom—7.42%
Great Portland Estates PLC	115,900	1,048,406
Hammerson PLC	573,785	4,233,519
Intu Properties PLC	9,100	36,299
	Number of Shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Land Securities Group PLC	322,400	$4,667,881
Segro PLC	225,100	1,319,735
Total United Kingdom common stocks		11,305,840
United States—49.79%
American Homes 4 Rent, Class A	89,100	1,933,470
AvalonBay Communities, Inc.	23,210	4,308,936
Brandywine Realty Trust	111,900	1,887,753
Brixmor Property Group, Inc.	55,400	1,573,360
Brookdale Senior Living, Inc.*	53,800	993,686
Camden Property Trust[1]	30,500	2,732,495
Care Capital Properties, Inc.	83,675	2,475,106
CBL & Associates Properties, Inc.	238,188	2,927,330
CyrusOne, Inc.	54,400	2,982,208
DiamondRock Hospitality Co.[1]	116,300	1,142,066
Equity Commonwealth*	48,700	1,461,974
Gramercy Property Trust	374,800	3,744,252
Hersha Hospitality Trust[1]	60,600	1,145,340
Highwoods Properties, Inc.[1]	48,500	2,702,420
Hilton Worldwide Holdings, Inc.	94,204	2,184,591
Hudson Pacific Properties, Inc.	48,200	1,629,642
LaSalle Hotel Properties[1]	80,900	2,228,795
MGM Growth Properties LLC REIT, Class A	72,400	1,962,764
OMEGA Healthcare Investors, Inc.	43,498	1,500,681
Outfront Media, Inc.[1]	106,773	2,484,608
Physicians Realty Trust	70,115	1,522,898
ProLogis, Inc.	64,961	3,539,725
Sabra Health Care REIT, Inc.	45,700	1,092,687
Simon Property Group, Inc.	39,991	9,079,557
SL Green Realty Corp.	27,200	3,204,704
Spirit Realty Capital, Inc.	143,300	1,958,911
Urban Edge Properties[1]	13,700	409,767
Vornado Realty Trust	55,991	6,013,433
Welltower, Inc.	48,500	3,847,505
WP GLIMCHER, Inc.	90,420	1,146,526
Total United States common stocks		75,817,190
Total common stocks (cost—$141,041,383)		150,593,572
	Face Amount
Repurchase agreement—1.28%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $157,305 US Treasury Bond, 7.875% due 02/15/21 and $1,731,948 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$1,989,035); proceeds:$1,950,002 (cost—$1,950,000)	$1,950,000	1,950,000
Total investments (cost—$142,991,383)—100.17%		152,543,572
Liabilities in excess of other assets—(0.17)%		(261,734)
Net assets—100.00%		$152,281,838

PACE Global Real Estate Securities Investments

Portfolio of Investments—July 31, 2016

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes was $147,434,909; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$10,607,638
Gross unrealized depreciation	(5,498,975)
Net unrealized appreciation	$5,108,663

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the year ended July 31, 2016. The investment manager earns a management fee from UBS Private Money Market Fund LLC. Please see the Notes to financial statements for further information.

Security description	Value at 07/31/15	Purchases during the year ended 07/31/16	Sales during the year ended 07/31/16	Value at 07/31/16	Net income earned from affiliate for the year ended 07/31/16
UBS Private Money Market Fund LLC	$1,874,653	$21,365,075	$23,239,728	$—	$2,704

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$150,593,572	$—	$—	$150,593,572
Repurchase agreement	—	1,950,000	—	1,950,000
Total	$150,593,572	$1,950,000	$—	$152,543,572

At July 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

1  Security, or portion thereof, was on loan as of July 31, 2016.

See accompanying notes to financial statements

PACE Alternative Strategies Investments

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio's Class P shares returned -3.13% before the deduction of the maximum PACE Select program fee.1 In comparison, the Citigroup Three-Month US Treasury Bill Index (the "benchmark") returned 0.16%, the Barclays Global Aggregate Index gained 9.45%, the MSCI World Free Index (net) returned -0.46%, the HFRI Fund of Funds Composite Index (net) returned -4.11%, and the Lipper Alternative Multi-Strategy Funds category posted a median return of -0.93%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 228. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 3.

Special note: On May 9, 2016, Aviva Investors began serving as a subadvisor for this Portfolio. On July 8, 2016, PCJ Investment Counsel Ltd. began serving as a subadvisor for this Portfolio. On July 8, 2016, First Quadrant Global Macro Strategy transitioned to First Quadrant Currency Strategy.

Subadvisors' comments2 (Unaudited)

Analytic Investors

Our portion of the Portfolio, consisting of long/short equity positions, produced a positive return for the period.3 Our process is based on the premise that investor behavior changes—although slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific security characteristics within seven groups (such as valuation, quality and liquidity) to help us identify potential investment opportunities.

Overall, characteristic positioning was favorable in all categories except within Valuation and Technical. For instance, stocks with strong earnings relative to price (a valuation characteristic) and strong price momentum (a technical characteristic) negatively impacted performance as these characteristics were not rewarded by investors. Specifically, our overweight positioning to Quality (profit margin and return on assets) and Revisions (earning estimate revisions), and an underweight to Risk (dispersion of analyst earnings estimates) all added value. This was slightly offset by an emphasis to Valuation (earnings to price and sales to price) and Technical (momentum) which were not rewarded by investors during the reporting

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

2  All subadvisors discuss performance on a gross of fees basis—meaning that no fees or expenses are reflected in their sleeves'/sleeve's performance. Alternately, Portfolio performance is shown net of fees, which does factor in fees and expenses associated with the Portfolio.

3  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, and, therefore, we hope to make a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

PACE Select Advisors Trust –
PACE Alternative Strategies Investments

Investment Manager and Subadvisor:

UBS Asset Management (Americas) Inc. ("UBS AM")

Investment Subadvisors:

Analytic Investors, LLC ("Analytic Investors"); First Quadrant L.P. ("First Quadrant");

Standard Life Investments (Corporate Funds) Limited ("Standard Life Investments");

AQR Capital Management, LLC ("AQR");

Sirios Capital Management, L.P. ("Sirios")

Aviva Investors Americas LLC ("Aviva Investors");

PCJ Investment Counsel Ltd. ("PCJ")

Portfolio Management Team:

UBS AM: Mabel Lung, CFA, Gina Toth, CFA, Fred Lee, CFA, Diana To and Anthony Karaminas

Analytic Investors: Dennis Bein, David Krider and Harindra de Silva;

First Quadrant: Dori Levanoni and Ed Peters

Standard Life Investments: Guy Stern and Roger Sadewsky;

AQR: Clifford Asness, John Liew, Brian Hurst, Yao Hua Ooi and Ari Levine;

UBS AM: Mabel Lung, Gina Toth and Fred Lee;

Sirios: John F. Brennan, Jr.

Aviva Investors: Peter Fitzgerald, Dan James, Ian Pizer and Brendan Walsh;

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

period. An emphasis on low beta stocks also helped performance, as low beta securities significantly outperformed high beta securities. (Beta is a measure of volatility or risk relative to the market as a whole.)

During the period, the strategy experienced positive results in North America, as modest overweight positions to both the US and Canada helped results. In addition, stock selection within the US was particularly strong. While an underweight position to the United Kingdom also helped performance, stock selection within the country produced negative results. Sector positioning was also relatively positive, led by underweight positions to energy and financials. While an overweight to industrials also helped, stock selection within this sector negatively impacted results.

The top performing equities were a short position in US-based SunEdison and a long position in Japan-based NTT DoCoMo, Inc. We closed our short position in SunEdison in November 2015, as our view on the company improved. The worst performing positions during the reporting period were both materials companies: short positions in Fresnillo and Yamana Gold.

Derivatives were not used during the reporting period.

First Quadrant: Global Macro Strategy

From August 1, 2015 to July 8, 2016, strong performance from currency selection contributed to a positive total return. However, losses primarily in global asset class selection and, to lesser extents, within tactical options selection and bond country selection, held us from outperforming our benchmark.

Currency selection delivered the strongest performance during the period. The broad sell-off in equity markets beginning in August 2015 resulted in large flows into the yen and euro, which favored our long positions in the two currencies. Heightened volatility in equities continued to fuel risk-off flows into the yen, which appreciated against the US dollar at a pace unseen since October 2008. Global asset class selection proved to be the weakest link in our portion of the Portfolio during the period. The equity downturn beginning in August 2015 caused our long equity bias to suffer. Repositioning throughout the period created a buffer but was unable to offset losses. Long positions in equities and bonds that were held from April through the remainder of the period placed asset class selection in a well-hedged position against shifts in risk appetite. Our bullish stance on equities detracted following the UK referendum to leave the European Union but recouped these losses as it became increasingly murky how an actual exit would occur. A corresponding long view on bonds tempered both positive and negative performance throughout the remaining months, as fixed income markets moved in contrast with equity markets.

As a general rule, derivatives are the primary instrument used to implement our portion of the Portfolio. Specifically, we used futures in order to implement stock and bond country selection, and global asset class selection

Investment process
(continued)

PCJ: Nereo Piticco, Adam Posman, Aly Alladina, Heiki Altosaar and Bryan Rock

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

First Quadrant employs a "global macro strategy" which is implemented by combining several different complex investment techniques. It uses a "tactical risk allocation" approach across global markets, which increases investment risk, where it believes opportunities for risk-adjusted profit are high and attempts to lower market risks when it believes gains have been realized and future gains are unlikely. First Quadrant also assesses the combination of local market and economic factors as well as global equity, fixed income or currency market factors and attempts to capture inefficiencies in those markets. First Quadrant's strategy is primarily implemented through the use of derivatives.

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

strategies. We used currency forwards to implement currency selection. Futures and forwards were used to gain economic exposure in a more cost-efficient manner relative to traditional instruments (e.g. physical stocks, bonds and currencies). The volatility alpha sleeve was implemented using options on futures and indices. Options were used to exploit structural characteristics of options pricing. Overall, the liquidity and low transaction cost of these instruments offers the investment team the ability to be more nimble and to implement at a lower cost.

First Quadrant: Currency Strategy

From July 8, 2016 to July 31, 2016, this portion of the Portfolio produced a positive return. Overall, currency positioning in the wake of Brexit benefited from our shorter-term behavioral biases class of models, as markets adapted to the shifting risk environment. The investment flows set of models also contributed net gains on the gradual return of profit-seeking investors to global markets amid a general risk-on trend.

From a currency perspective, our New Zealand dollar and euro positions were the largest contributors to results, while our Australian and US dollar positions modestly detracted from performance. An Australian dollar short position, based on views from the risk dynamics and investment flows models, was the largest detractor. Amid broader risk-on sentiment in the aftermath of the initial post-Brexit shock, the Australian dollar rallied.

The strategy was short the New Zealand dollar for the first weeks of August before rotating to a long position. This adjustment was primarily due to our behavioral biases set of models, but also supported by views from our investment flows and macroeconomic models. Inflation and investment flows models became increasingly optimistic as well, leading to a long position that was well-timed to benefit from the shifting trajectory of the currency in the latter part of the month. In terms of the euro, the strategy maintained a long position on fair value and trade and price dynamics signals. We benefited from the currency's modest but steady appreciation relative to developed market currency valuations.

As a general rule, derivatives are the primary instrument used to implement our portion of the Portfolio. Specifically, currency forwards are used to gain economic exposure. Overall, the liquidity and low transaction cost of this instrument offers the investment team the ability to be more nimble and to implement at a lower cost.

The only instruments traded in the Portfolio to achieve market exposure are considered derivative instruments. Overall, derivative instruments contributed to performance during the reporting period.

Standard Life Investments

Our portion of the Portfolio, consisting of a fundamental global macro strategy, produced a negative return for the period. Central bank monetary policy continued to play a significant role in shaping asset returns. Concerns

Investment process
(continued)

First Quadrant presently manages two separate portions of the Fund's assets, using the aforementioned strategies and investments. With respect to the first portion, First Quadrant seeks positive absolute returns from its global macro strategy, and the returns of this portion are not expected to be closely correlated with those of global equity markets. With respect to the second portion, First Quadrant combines its global macro strategy with passive exposure to global equity markets while targeting a specific level of risk, which is expected to result in returns more closely correlated with those of global equity markets.

Standard Life Investments employs a "global multi-asset strategy" and seeks to achieve a total return by delivering a diversified global portfolio that makes use of multiple strategies across various asset classes. Standard Life Investments aims to exploit market cyclicality and a diverse array of inefficiencies across and within global markets to maximize risk adjusted absolute return. Standard Life Investments' portion of the Portfolio consists of listed equity, equity-related and debt securities, including exchange traded funds, and will routinely make use of derivatives or other instruments both for investment and hedging purposes. Standard Life Investments may take long and/or short positions, and its

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PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

over the pace of US interest rate hikes materially hurt the US dollar over the 12-month period, with our long US dollar positions versus Asian currencies (South Korean won and Singapore dollar) among our largest detractors from results. Our long Mexican peso versus our short Australian dollar exposure was also a detractor and this strategy was closed in April. Our currency positions were implemented through currency forward contracts.

Global equites fell on worries of a slowdown in global growth and increasing concerns that negative interest rates were a headwind to economic outcomes. This environment was a negative for our European equity and Japanese equity strategies, among others. The European equity and Japanese equity strategies were implemented through physical stocks and equity futures.

Related to this trend of deteriorating global growth and interest rates hikes being pushed out, our relative value equity strategies (European banks versus insurers and US banks versus consumer staples) detracted from performance. This more than offset the positive contribution from our US large cap and US technology versus US small cap investments. These strategies were implemented through equity futures, options and swaps.

Our stock selection strategy for global equity was also negative. Our equity positions included companies that performed poorly as investor fears of a recession increased. Among the largest negative impacts were consumer discretionary and financial firms. This strategy was implemented using physical stocks.

Treasuries and other safe haven assets fared better, benefiting from improving demand amid increased volatility in equity markets and the collapse in commodity prices. This was negative for our short US duration strategy, but additive to our Australian duration and Australian forward interest rates strategies. These strategies were implemented using bond futures and interest rate swaps.

We use derivatives extensively to implement our fundamental strategy, ensuring a wide range of diverse sources of return are accessible at all times. As such, their overall impact on performance is varied and linked to the strategies within which they are implemented.

AQR

Our managed futures strategy is an active trend-following strategy that employs a diverse portfolio of derivative instruments (primarily futures, swaps and forwards) to achieve exposure to various global markets. Our strategy generated a small positive return during the reporting period. Trend following in fixed income and currencies performed well over the period, but losses in equities offset those gains. Signal horizon, long-term trend signals and overextended signals contributed to performance, while short-term signals detracted from results due to reversals.

Investment process
(continued)

derivative investments may include, but are not restricted to, futures, options, swaps, and forward currency contracts.

AQR employs a Managed Futures strategy, which is an active trend-following strategy. Trend-following involves going long assets that have been rising in price and short assets that have been declining in price. The managed futures strategy is primarily implemented through the use of derivatives and invests across three major asset classes: equities, fixed income and currencies. The AQR Managed Futures strategy seeks to generate returns that are uncorrelated to traditional asset classes and may improve portfolio diversification.

UBS AM allocates a portion of the fund's assets primarily to unaffiliated actively- and passively-managed pooled investment vehicles, including ETFs, that it believes are suitable for return generation, risk management (e.g., increased portfolio diversification), or both. In addition, UBS AM may invest in index futures primarily for cash management (i.e., to obtain certain market exposures in the fund and reduce cash holdings) and risk management purposes. UBS AM generally invests in other unaffiliated pooled investment vehicles and index futures that have risk and return objectives that are deemed to be complementary

(continued on next page)

PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

The reporting period can be characterized by many reversals due to risk-on and risk-off dynamics. In the early part of the period, markets globally experienced a risk-off episode due to fears of a global growth slowdown led by China. This caused risky assets to sell off, along with a bid for safe haven currencies like the Japanese yen. Central banks initially responded with accommodative monetary policy and rhetoric which caused a rally in risky assets globally. However, later on in the year, Federal Reserve Board rate hike expectations and disappointing easing measures from the European Central Bank caused choppiness in equity and fixed income markets.

A strong risk-off episode followed in early 2016, which supported long-term bullish trends in safe-haven assets, such as fixed income and the Japanese yen. Further support for the risk-off move was the strong response from central banks to indicators of slowing global growth. This dynamic changed in mid-February, with equities reversing their bearish trends. Broadly, markets were choppy from mid-April through early June. Trend-following strategies tend to perform poorly during periods of large reversals, and elevated equity market volatility severely impacted the effectiveness of our signals.

Gains were driven by June's strong risk-off dynamics, which were fueled by concerns over the European Union referendum in the UK and, ultimately, the outcome itself. Long-term and short-term signals aligned to be long in fixed income and safe-haven currencies before the vote. When the UK voted to leave, global fixed income yields declined in anticipation of future central bank stimulus and the Japanese yen rallied as the currency was viewed as a safe-haven, benefiting our performance. While some of these trends reversed in July, some were sustained, such as in fixed income, which preserved capital.

Most positions in our portion of the Portfolio are implemented through derivative instruments. As a result, performance of the Portfolio is primarily from the performance of derivatives-based positions. Overall, derivatives were instrumental to the performance and operating efficiency of our portion of the Portfolio.

UBS Asset Management

Our portion of the Portfolio consists primarily of third-party funds and it contributed positively to the Portfolio's performance during the reporting period. In particular, positive results from Scout Unconstrained Bond Fund and the Natixis ASG Managed Futures Strategy Fund more than offset the negative performance from Legg Mason BW Absolute Return Opportunities Fund and AQR Style Premia Alternative Fund. We purchased AQR Style Premia Alternative Fund in early 2016, concurrently reducing our exposure to Legg Mason BW Absolute Return Opportunities Fund. Scout Unconstrained Bond Fund produced a positive return, primarily due to its exposure to the higher-quality portions of the high yield and investment grade corporate bond markets. It also benefited from having a well-timed underexposure to German bunds. Natixis ASG Managed Futures Strategy Fund, a position we

Investment process
(continued)

to the other investments and strategies within the fund overall.

Sirios Capital Management employs a fundamental, bottom-up, long/short strategy that is focused primarily on U.S. equities. For long positions, the investment team concentrates on mid/large cap companies where we see unrecognized growth over a 3-5 year period and a favorable valuation. The short positions generally include a selection of liquid large cap companies, sector hedges and index put options.

Aviva Investors employs a "global unconstrained multi-strategy" approach and seeks to deliver positive returns over rolling three year periods by identifying investment ideas and opportunities across and within asset classes. After evaluating these ideas, Aviva Investors decides how to implement a select number of them in investment strategies within the portfolio in light of the fund's objectives. Aviva Investors believes multi-strategy investing provides many ways to reflect ideas more precisely than is possible in traditional funds.

PCJ follows a bottom-up fundamental, independent research process that focuses on high conviction ideas and seeks to extract alpha from long and short positions. The fund invests in Canadian and

(continued on next page)

PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – continued

initiated in mid-July 2016, also produced a positive return over our holding period.

Legg Mason BW Absolute Return Opportunities Fund was the key detractor from performance. This was primarily due to exposure to emerging market currencies, particularly in the latter part of 2015. Its performance has improved in 2016, but not enough to produce a positive return for the reporting period as a whole. AQR Style Premia Alternative Fund generated a negative return over our holding period. This was mostly driven by exposures to momentum factors during the early part of 2016. Returns to momentum and defensive factors have since rebounded, but not enough to offset the negative returns produced earlier in the period.

We did not use derivatives during the reporting period.

Sirios Capital Management

Our portion of the Portfolio, consisting of a fundamental long/short equity strategy, underperformed the HFRX Equity Hedge Index (the "benchmark") and produced a negative total return during the reporting period. We outperformed the benchmark in seven of the 12 months during the period (October and November 2015, and January, March, April, May and July 2016) and underperformed the remaining five months (August, September and December 2015, and February and June 2016). Long positions were the largest detractors from absolute performance. Short positions detracted modestly from absolute performance during the period. The health care, financial and energy/industrials sectors had the most significant negative contribution to gross performance. The technology/telecom sector detracted modestly from performance, while the consumer sector contributed to results during the period.

The most significant individual long contributors to performance were Constellation Brands, J.M. Smucker, Sherwin-Williams, Alphabet and Computer Sciences. The largest long detractors were Valeant Pharmaceuticals, Allergan, NorthStar Realty, Realogy and Bank of America. Our long position in Valeant Pharmaceuticals was sold during the fourth quarter of 2015 based on a change in our fundamental outlook. Our long position in NorthStar Realty was sold during the first quarter of 2016 after an expected catalyst occurred, but its valuation responded less than anticipated. Our long position in Realogy was sold during the second quarter of 2016 due to a slowdown in the luxury home market. Bank of America and Allergan remained significant positions in our portion of the Portfolio as of the end of the reporting period.

We had a net exposure of 44% as of July 31, 2016, with a focus on US domestically driven companies. Net exposure was balanced across the consumer (18%), technology/telecom (14%), health care (13%) and financial (11%) sectors. Net exposure to the energy/industrials sector ended the month at -2%. The 10 largest long positions were Allergan, Bank of America, Constellation Brands, Time Warner Inc., Sherwin-Williams, FedEx, JCDecaux, Universal Health Services, Bristol Myers Squibb and Nestlé.

We use forward currency contracts to hedge the currency exposure on non-US positions. The currency hedges did not contribute meaningfully to our performance during this period.

Aviva Investors

We began managing a portion of the Portfolio on May 9, 2016, providing a fundamental global macro strategy. From that day through July 31, 2016, the largest contributors to performance included one market return and one opportunistic return strategy. These were long North American high yield bonds, implemented via credit default swaps, and long US commercial mortgage-backed securities, implemented via Ginnie Mae bonds. These strategies

Investment process
(concluded)

US listed securities diversified across sectors and market capitalizations to seek to construct a market neutral, absolute return strategy with low volatility and correlation to broader markets within a disciplined risk management framework

PACE Alternative Strategies Investments

Subadvisors' comments (Unaudited) – concluded

benefited from tighter spreads in the US high yield bond and asset-backed securities markets over the reporting period.

The largest detractors from our performance included one market return strategy and one opportunistic return strategy. These were long European stocks and short German 10-year government bonds, both implemented via futures. The market reaction to the UK's decision to leave the European Union resulted in significant stock prices declines in European markets. This, in conjunction with the strengthening of developed market government debt, adversely impacted the two strategies.

Global financial markets have generally improved from the initial post-Brexit fallout and the subsequent shift of global risks to the downside as a result of the June 23, 2016 European Union referendum. The efficacy of global central bank intervention is being observed closely as global growth continues to be challenged. In addition to geopolitical risks, the increase in debt globally and the impact of new regulatory requirements since the global financial crisis are of particular concern.

There is significant use of derivatives in our portion of the Portfolio. Derivative use is relied upon for risk management and efficient implementation purposes in our portion of the Portfolio. Overall, derivatives detracted from performance during the reporting period.

PCJ Investment Counsel Ltd.

We began managing a portion of the Portfolio on July 8, 2016, providing an equity market neutral strategy. From that day through July 31, 2016 we generated a positive absolute return. Holdings in the materials and industrials sectors were the primary contributors to performance. Specifically, shares of Interfor Corp. rose sharply as the company posted record quarterly earnings, underpinned by robust US housing data, firm lumber prices and strong execution. Similarly, shares of Norbord, Inc. rallied sharply. Within the industrials sector, Canadian Pacific Railway, Inc. and Hardwood Distribution both posted strong quarterly earnings on better underlying economic strength.

On a negative front, within our consumer discretionary basket, several home retailer short positions advanced during the reporting period. Also, within the health care sector, shares of Concordia Healthcare declined and, despite being an inexpensive stock, the company is facing headwinds surrounding regulatory and pricing uncertainty.

Our strategy is to maintain a neutral directional bias, and derivatives were not used as part of our investment process during the reporting period.

Special considerations

The Portfolio may be appropriate for investors seeking long-term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions, and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad, and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	(3.47)%	3.30%	1.52%	1.40%
Class C3	(4.08)	2.60	0.80	0.72
Class Y4	(2.99)	3.61	N/A	1.14
Class P5	(3.13)	3.60	1.80	1.67
After deducting maximum sales charge
Class A2	(8.81)	2.14	0.95	0.85
Class C3	(5.01)	2.60	0.80	0.72
Citigroup Three-Month US Treasury Bill Index[6]	0.16	0.07	0.92	1.02
Barclays Global Aggregate Index[7]	9.45	1.50	4.37	4.41
MSCI World Free Index (net)[8]	(0.46)	7.91	4.80	4.39
HFRI Fund of Funds Composite Index (net)[9]	(4.11)	1.87	1.76	1.45
Lipper Alternative Multi-Strategy Funds median	(0.93)	2.38	1.80	1.52

Most recent calendar quarter-end returns (unaudited)

Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years	Since inception[1]
Before deducting maximum sales charge
Class A2	(2.82)%	2.84%	1.48%	1.32%
Class C3	(3.50)	2.14	0.76	0.64
Class Y4	(2.43)	3.15	N/A	1.02
Class P5	(2.58)	3.12	1.74	1.58
After deducting maximum sales charge
Class A2	(8.20)	1.68	0.90	0.76
Class C3	(4.44)	2.14	0.76	0.64

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2015 prospectuses, were as follows: Class A—1.99% and 1.93%; Class C—2.73% and 2.67%; Class Y—1.78% and 1.72%; and Class P—1.75% and 1.69%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed Class A—1.88%; Class C—2.63%; Class Y—1.63%; and Class P—1.63%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed these expense caps. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and Class A shares, and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 27, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees of 0.25% annually.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees of 0.25% and 0.75% annually, respectively.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

6  The Citigroup Three-Month US Treasury Bill Index is an unmanaged index reflecting monthly return equivalents of yield averages that are not marked to the market and an average of the last three 3-month T-bill month-end rates. 3-month T-bills are the short-term debt obligations of the US government. Investors should note that indices do not reflect the deduction of fees and expenses.

PACE Alternative Strategies Investments

7  The Barclays Global Aggregate Index is an unmanaged broad-based, market capitalization weighted index which is designed to measure the broad global markets for US and non US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  The HFRI Fund of Funds Composite Index is a Fund of Funds index with multiple managers through funds or managed accounts. The strategy designs a diversified portfolio of managers with the objective of significantly lowering the risk (volatility) of investing with an individual manager. The Fund of Funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies. The minimum investment in a Fund of Funds may be lower than an investment in an individual hedge fund or managed account. The investor has the advantage of diversification among managers and styles with significantly less capital than investing with separate managers. Investors should note that indices do not reflect the deduction of fees and expenses.

Prior to February 17, 2015, if an investor sold or exchanged shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged was deducted at the time of the transaction, except as noted otherwise in the prospectus. For sales or exchanges taking place on or after February 17, 2015 but prior to August 3, 2015, there was a reduction in the redemption holding period from 90 days to 30 days. Effective August 3, 2015, the 1.00% redemption fee imposed on sales or exchanges of any class of shares of the portfolios made during the holding periods specified in the prospectus was eliminated. Please refer to the prospectus for further information.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit www.ubs.com/us-mutualfundperformance.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

PACE Alternative Strategies Investments

Illustration of an assumed investment of $10,000 in Class P shares of the Portfolio (unaudited)

The following graph depicts the performance of PACE Alternative Strategies Investments Class P shares versus the Citigroup Three-Month US Treasury Bill Index, the Barclays Global Aggregate Index, the MSCI World Free Index (net) and the HFRI Fund of Funds Composite Index (net) over the 10 years ended July 31, 2016. Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance. The performance of the other classes will vary based upon the different class specific expenses and sales charges. The performance provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Past performance is no guarantee of future results. Share price and returns will vary with market conditions; investors may realize a gain or loss upon redemption. It is important to note that PACE Alternative Strategies Investments is a professionally managed portfolio while the Indices are not available for investment and are unmanaged. The comparison is shown for illustration purposes only.

PACE Alternative Strategies Investments

PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$736.8
Number of holdings	540
Portfolio composition[1]	07/31/16
Common stocks, preferred stocks and warrants	37.9%
Investment companies	13.7
Bonds and notes	13.4
Options, futures, swaps, and forward foreign currency contracts	1.4
Investments sold short	(13.6)
Cash equivalents and other assets less liabilities	47.2
Total	100.0%
Top five countries (long holdings)[1]	07/31/16
United States	43.0%
Canada	6.0
Japan	2.5
United Kingdom	1.5
Poland	1.3
Total	54.3%
Top five equity sectors (long holdings)[1]	07/31/16
Financials	6.7%
Information Technology	6.6
Consumer Discretionary	5.8
Health Care	4.5
Industrials	4.1
Total	27.7%
Top five countries (short holdings)[1]	07/31/16
United States	(8.4)%
Canada	(3.1)
United Kingdom	(0.8)
Japan	(0.4)
Liberia	(0.2)
Total	(12.9)%
Top five equity sectors (short holdings)[1]	07/31/16
Financials	(6.1)%
Consumer Discretionary	(1.5)
Energy	(1.5)
Industrials	(1.3)
Materials	(1.0)
Total	(11.4)%

PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1,2]	07/31/16
Bank of America Corp.	0.7%
McDonald's Corp.	0.6
Amgen, Inc.	0.6
Allergan PLC	0.5
DISH Network Corp., Class A	0.5
Constellation Brands, Inc., Class A	0.5
Interfor Corp.	0.4
Time Warner, Inc.	0.4
Alphabet, Inc., Class A	0.4
The Sherwin-Williams Co.	0.4
Total	5.0%
Top ten equity holdings (short holdings)[1,2]	07/31/16
Level 3 Communications, Inc.	(0.3)%
Vertex Pharmaceuticals, Inc.	(0.2)
Royal Caribbean Cruises Ltd.	(0.2)
Qorvo, Inc.	(0.2)
Cheniere Energy, Inc.	(0.2)
Autodesk, Inc.	(0.2)
Standard Chartered PLC	(0.2)
Alnylam Pharmaceuticals, Inc.	(0.2)
Fresnillo PLC	(0.2)
Royal Bank of Scotland Group PLC	(0.2)
Total	(2.1)%
Top ten long-term fixed income holdings (long holdings)[1,2]	07/31/16
US Treasury Inflation Index Notes (TIPS), 0.625%, due 01/15/26	2.7%
Poland Government Bond, 2.500%, due 07/25/26	1.3
Indonesia Treasury Bond, 8.250%, due 07/15/21	1.1
GNMA REMIC, Trust 2016-73, Class Z, 3.500%, due 10/16/55	0.7
US Treasury Inflation Index Bonds (TIPS), 2.125%, due 02/15/40	0.6
South Africa Government Bond, 10.500%, due 12/21/26	0.5
US Treasury Inflation Index Notes (TIPS), 0.125%, due 07/15/22	0.5
US Treasury Inflation Index Notes (TIPS), 0.375%, due 07/15/23	0.4
US Treasury Inflation Index Notes (TIPS), 0.625%, due 01/15/24	0.4
US Treasury Inflation Index Bonds (TIPS), 2.375%, due 01/15/25	0.4
Total	8.6%

For a listing of defined portfolio acronyms that are used throughout the Portfolio statistics, please refer to page 262.

1  Weightings represent percentages of the Portfolio's net assets as of July 31,2016. The Portfolio is actively managed and its composition will vary over time.

2  Figures represent the breakdown of direct investments of PACE Alternative Strategies Investments. Figures would be different if a breakdown of the underlying investment companies was included.

PACE Alternative Strategies Investments Fund

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2016

Common stocks
Aerospace & defense	0.07%
Air freight & logistics	0.35
Airlines	0.36
Auto components	0.21
Banks	1.82
Beverages	0.96
Biotechnology	1.55
Building products	1.08
Capital markets	0.78
Chemicals	0.52
Commercial services & supplies	0.50
Communications equipment	0.26
Construction & engineering	0.16
Construction materials	0.11
Containers & packaging	0.25
Distributors	0.04
Diversified consumer services	0.14
Diversified financial services	1.37
Diversified telecommunication services	0.52
Electric utilities	0.41
Electrical equipment	0.11
Electronic equipment, instruments & components	0.07
Energy equipment & services	0.13
Food & staples retailing	0.42
Food products	1.60
Gas utilities	0.08
Health care equipment & supplies	0.70
Health care providers & services	0.75
Hotels, restaurants & leisure	1.47
Household durables	0.64
Household products	0.22
Independent power and renewable electricity producers	0.14
Industrial conglomerates	0.18
Insurance	1.05
Internet & catalog retail	0.47
Internet software & services	1.49
IT services	0.45
Leisure products	0.18
Life sciences tools & services	0.06
Machinery	0.14
Marine	0.09
Media	1.43
Common stocks—(concluded)
Metals & mining	1.51%
Multi-utilities	0.07
Multiline retail	0.08
Oil, gas & consumable fuels	1.94
Paper & forest products	0.53
Personal products	0.18
Pharmaceuticals	1.46
Professional services	0.24
Real estate investment trusts	1.32
Real estate management & development	0.35
Road & rail	0.32
Semiconductors & semiconductor equipment	1.44
Software	2.23
Specialty retail	0.59
Technology hardware, storage & peripherals	0.61
Textiles, apparel & luxury goods	0.53
Tobacco	0.27
Trading companies & distributors	0.49
Transportation infrastructure	0.01
Wireless telecommunication services	0.35
Total common stocks	37.85
Preferred stock
Household products	0.04
Warrants	0.00
Investment companies	13.65
US government obligations	6.30
Collateralized mortgage obligations	0.72
Corporate notes
Agriculture	0.05
Auto manufacturers	0.18
Banks	0.82
Beverages	0.11
Commercial services	0.16
Diversified financial services	0.55
Electric	0.10
Electric utilities	0.09
Engineering & construction	0.04
Financial services	0.05
Food	0.02
Gas	0.03

PACE Alternative Strategies Investments Fund

Industry diversification—(unaudited)

As a percentage of net assets as of July 31, 2016

Corporate notes—(concluded)
Holding companies-divers	0.05%
Insurance	0.13
International government obligations	0.03
Investment company	0.02
Media	0.02
Mining	0.03
Oil & gas	0.12
Pharmaceuticals	0.02
Pipelines	0.10
Real estate	0.06
REITS	0.05
Savings & loans	0.09
Sovereign	0.02
Telecommunications	0.11
Transportation	0.01
Water	0.08
Total corporate notes	3.14
Non-US government obligations	3.24
Time deposits	10.31
Short-term US government obligations	11.33
Repurchase agreement	18.20
Options purchased
Call options & swaptions purchased	1.01
Put options & swaptions purchased	0.50
Total options purchased	1.51
Investments sold short Common stocks
Aerospace & defense	(0.17)
Air freight & logistics	(0.03)
Airlines	(0.07)
Auto components	(0.05)
Banks	(0.64)
Biotechnology	(0.62)
Capital markets	(0.49)
Chemicals	(0.16)
Commercial services & supplies	(0.05)
Construction & engineering	(0.14)
Construction materials	(0.04)
Containers & packaging	(0.03)
Diversified financial services	(0.13)
Investments sold short—(concluded) Common stocks—(concluded)
Diversified telecommunication services	(0.30)%
Electric utilities	(0.06)
Electrical equipment	(0.03)
Electronic equipment, instruments & components	(0.04)
Energy equipment & services	(0.34)
Financial services	(0.07)
Food & staples retailing	(0.17)
Food products	(0.08)
Hotels, restaurants & leisure	(0.32)
Household durables	(0.20)
Independent power and renewable electricity producers	(0.14)
Insurance	(0.39)
Internet & catalog retail	(0.08)
IT services	(0.07)
Leisure products	(0.05)
Machinery	(0.20)
Media	(0.12)
Metals & mining	(0.52)
Multi-utilities	(0.08)
Multiline retail	(0.24)
Oil, gas & consumable fuels	(1.15)
Paper & forest products	(0.22)
Pharmaceuticals	(0.07)
Professional services	(0.15)
Real estate investment trusts	(0.11)
Real estate management & development	(0.17)
Semiconductors & semiconductor equipment	(0.20)
Software	(0.21)
Specialty retail	(0.34)
Technology hardware, storage & peripherals	(0.07)
Textiles, apparel & luxury goods	(0.09)
Trading companies & distributors	(0.42)
Wireless telecommunication services	(0.07)
Total common stocks	(9.39)
Investment companies	(4.17)
Total investments sold short	(13.56)
Other assets in excess of liabilities	7.27
Net assets	100.00%

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—37.85%
Australia—0.72%
Coca-Cola Amatil Ltd.	33,372	$233,829
Flight Centre Travel Group Ltd.	13,218	323,349
Newcrest Mining Ltd.*	82,946	1,575,871
Qantas Airways Ltd.*	193,373	464,374
Rio Tinto Ltd.	25,196	948,960
TABCORP Holdings Ltd.	219,150	814,395
Treasury Wine Estates Ltd.	133,871	981,745
Total Australia common stocks		5,342,523
Austria—0.01%
Raiffeisen Bank International AG*	7,697	101,542
Bermuda—0.22%
Invesco Ltd.	13,115	382,696
Kerry Properties Ltd.	127,000	347,030
Lazard Ltd., Class A	7,001	250,216
NWS Holdings Ltd.	37,000	60,471
Yue Yuen Industrial Holdings Ltd.	137,000	556,236
Total Bermuda common stocks		1,596,649
British Virgin Islands—0.14%
Michael Kors Holdings Ltd.*,1	19,892	1,028,814
Canada—5.38%
Africa Oil Corp.*	33,737	45,892
Air Canada*,1	63,660	438,328
Algonquin Power & Utilities Corp.[1]	40,460	378,368
Alimentation Couche Tard, Inc., Class B1	29,719	1,343,632
ARC Resources Ltd.[1]	29,730	523,033
Artis Real Estate Investment Trust[1]	40,720	425,710
Badger Daylighting Ltd.[1]	37,966	596,685
Birchcliff Energy Ltd.*,1	81,370	588,315
Bonterra Energy Corp.[1]	7,490	141,981
Canadian Pacific Railway Ltd.[1]	5,100	764,072
CanWel Building Materials Group Ltd.[1]	121,060	572,083
Cara Operations Ltd.[1]	7,340	172,250
Cargojet, Inc.[1]	7,460	191,464
CCL Industries, Inc., Class B1	6,460	1,156,284
CGI Group, Inc., Class A*,1	8,050	390,832
Chorus Aviation, Inc.[1]	40,130	187,488
Concordia International Corp.[1]	23,307	407,000
Constellation Software, Inc.	2,900	1,180,545
Cott Corp.[1]	173,000	2,578,471
Crescent Point Energy Corp.[1]	33,790	494,046
Crew Energy, Inc.*,1	59,990	254,084
Detour Gold Corp.*,1	8,130	212,582
Dollarama, Inc.	1,700	125,698
Dream Global Real Estate Investment Trust[1]	34,510	240,260
Element Financial Corp.	54,270	582,748
Empire Co. Ltd., Class A	13,800	219,845
Encana Corp.[1]	30,480	245,119
Enercare, Inc.[1]	44,490	599,379
First Quantum Minerals Ltd.[1]	8,140	70,387
Gildan Activewear, Inc.[1]	18,977	556,818
Goldcorp, Inc.[1]	18,520	330,925
Great Canadian Gaming Corp.*,1	6,070	86,565
H&R Real Estate Investment Trust[1]	59,040	1,051,338
	Number of Shares	Value
Common stocks—(continued)
Canada—(concluded)
Hardwoods Distribution, Inc.[1]	39,619	$575,934
Hudson's Bay Co.[1]	39,330	494,317
Interfor Corp.*,1	280,257	3,101,684
Keyera Corp.[1]	26,220	752,672
Kinross Gold Corp.*	115,900	599,184
Knight Therapeutics, Inc.*,1	40,510	263,417
Labrador Iron Ore Royalty Corp.[1]	12,150	139,213
Lundin Mining Corp.*,1	46,281	193,539
Magna International, Inc.[1]	4,450	171,436
Maple Leaf Foods, Inc.[1]	58,383	1,328,949
Masonite International Corp.*,1	4,080	284,906
Nanotech Security Corp.*,1	75,090	65,563
New Flyer Industries, Inc.[1]	10,040	318,736
Norbord, Inc.[1]	32,801	826,525
Northland Power, Inc.[1]	32,780	615,857
OceanaGold Corp.[1]	50,463	182,427
Open Text Corp.[1]	6,080	370,454
Osisko Gold Royalties Ltd.[1]	11,560	153,525
Parkland Fuel Corp.[1]	36,916	655,110
Pembina Pipeline Corp.[1]	24,190	705,515
PrairieSky Royalty Ltd.	8,500	165,423
Precision Drilling Corp.[1]	28,862	123,127
Pure Industrial Real Estate Trust[1]	123,570	516,748
Raging River Exploration, Inc.*,1	9,690	76,814
Restaurant Brands International, Inc.[1]	2,938	131,458
Richelieu Hardware Ltd.[1]	20,170	420,810
RioCan Real Estate Investment Trust	37,800	839,003
Rogers Communications, Inc., Class B	2,600	114,841
Seven Generations Energy Ltd., Class A*,1	24,134	506,469
Sienna Senior Living, Inc.[1]	22,340	299,258
Spartan Energy Corp.*,1	86,920	218,357
Stingray Digital Group, Inc.[1]	34,860	185,827
Storm Resources Ltd.*,1	32,860	106,962
Superior Plus Corp.[1]	66,710	582,975
Tahoe Resources, Inc.[1]	9,170	142,363
Teck Resources Ltd., Class B	50,800	809,672
The Bank of Nova Scotia[1]	17,250	876,075
TransForce, Inc.[1]	30,502	597,822
Tree Island Steel Ltd.[1]	76,800	285,283
Trinidad Drilling Ltd.[1]	48,830	86,392
Uni-Select, Inc.[1]	13,040	318,098
Valeant Pharmaceuticals International, Inc.*,1	4,020	89,535
Vermilion Energy, Inc.[1]	9,020	300,517
Waste Connections, Inc.[1]	12,410	924,631
Waste Connections, Inc.*,1	18,300	1,362,984
Whitecap Resources, Inc.[1]	37,700	279,794
Yamana Gold, Inc.[1]	62,720	358,839
Total Canada common stocks		39,671,267
Cayman Islands—0.16%
Baidu, Inc., ADR*	3,616	577,114
Himax Technologies, Inc., ADR	31,307	280,198
JD.com, Inc., ADR*	14,970	324,100
Total Cayman Islands common stocks		1,181,412

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
Denmark—0.29%
Danske Bank A/S	32,600	$885,855
Genmab A/S*	2,105	381,545
Novo Nordisk A/S, Class B	14,685	836,709
Total Denmark common stocks		2,104,109
Finland—0.06%
Kone Oyj, Class B	8,600	435,455
France—0.49%
JCDecaux SA	67,762	2,319,330
L'Oreal SA	2,300	437,781
Orpea	9,470	836,939
Total France common stocks		3,594,050
Germany—0.37%
Covestro AG	17,285	807,383
Deutsche Telekom AG	56,969	969,701
Henkel AG & Co. KGaA	1,500	162,837
Infineon Technologies AG	47,831	791,431
Total Germany common stocks		2,731,352
Hong Kong—0.59%
CLP Holdings Ltd.	27,000	281,192
Hang Lung Properties Ltd.	78,000	168,901
Hysan Development Co. Ltd.	30,000	138,044
Link REIT	195,500	1,458,993
Power Assets Holdings Ltd.	144,000	1,409,672
Sino Land Co. Ltd.	58,000	103,464
The Wharf Holdings Ltd.	76,000	523,587
Wheelock & Co. Ltd.	49,000	262,419
Total Hong Kong common stocks		4,346,272
Ireland—0.97%
Allegion PLC[1]	14,815	1,072,458
Allergan PLC*	14,933	3,777,302
DCC PLC	9,407	839,732
Glanbia PLC	34,198	658,570
Ryanair Holdings PLC, ADR	10,925	773,162
Total Ireland common stocks		7,121,224
Israel—0.08%
Caesarstone Ltd.*,1	5,990	224,565
Radware Ltd.*	32,392	398,746
Total Israel common stocks		623,311
Italy—0.30%
Banca Popolare di Milano Scarl	510,050	247,482
Intesa Sanpaolo SpA	669,978	1,414,739
Mediobanca SpA	75,812	531,008
Total Italy common stocks		2,193,229
Japan—2.43%
Asahi Glass Co. Ltd.	28,000	163,826
Bandai Namco Holdings, Inc.	3,800	101,932
Hokuhoku Financial Group, Inc.	269,000	350,635
Inpex Corp.	195,200	1,562,212
KDDI Corp.	1,800	55,481
	Number of Shares	Value
Common stocks—(continued)
Japan—(concluded)
Konami Holdings Corp.	8,700	$340,207
Kumagai Gumi Co. Ltd.	62,043	209,171
Medipal Holdings Corp.	4,100	67,988
MISUMI Group, Inc.	29,675	553,162
Mitsubishi Chemical Holdings Corp.	52,300	288,269
Mitsubishi UFJ Financial Group, Inc.	89,479	457,765
Mitsui Fudosan Co. Ltd.	27,321	603,400
Mixi, Inc.	33,300	1,204,263
Nippon Express Co. Ltd.	146,000	748,351
NTT DOCOMO, Inc.	77,500	2,088,364
Ono Pharmaceutical Co. Ltd.	9,100	330,252
Oracle Corp. Japan	7,500	460,136
Pola Orbis Holdings, Inc.	9,100	906,121
Resorttrust, Inc.	22,312	512,781
Sankyo Co. Ltd.	5,600	206,086
Sega Sammy Holdings, Inc.	27,200	302,030
Seven & I Holdings Co. Ltd.	12,522	528,075
Start Today Co. Ltd.	15,400	739,550
T&D Holdings, Inc.	45,400	474,534
The Dai-ichi Life Insurance Co. Ltd.	86,500	1,149,547
TonenGeneral Sekiyu KK	235,000	2,139,609
Toyo Seikan Kaisha Ltd.	34,800	686,894
Trend Micro, Inc.	19,200	703,759
Total Japan common stocks		17,934,400
Jersey—0.17%
Glencore PLC	209,319	517,341
Shire PLC	11,627	749,537
Total Jersey common stocks		1,266,878
Netherlands—0.24%
Airbus Group SE	3,166	186,289
NN Group N.V.	20,456	551,734
RELX N.V.	22,400	405,074
Unilever N.V.	13,769	637,840
Total Netherlands common stocks		1,780,937
Norway—0.23%
Marine Harvest ASA*	59,390	1,010,816
Statoil ASA	43,910	691,139
Total Norway common stocks		1,701,955
Panama—0.15%
Carnival Corp.[1]	24,242	1,132,586
Papua New Guinea—0.05%
Oil Search Ltd.	61,842	333,208
Portugal—0.17%
Galp Energia, SGPS SA	91,681	1,251,518
Singapore—0.18%
Broadcom Ltd.	6,017	974,634
Hutchison Port Holdings Trust	128,000	60,800
Yangzijiang Shipbuilding Holdings Ltd.	447,400	290,324
Total Singapore common stocks		1,325,758

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
South Korea—0.08%
Samsung Electronics Co. Ltd.	430	$590,787
Spain—0.31%
Cellnex Telecom SAU	33,881	599,624
International Consolidated Airlines Group SA	54,584	294,567
Red Electrica Corp. SA	59,396	1,360,634
Repsol SA	5,376	67,767
Total Spain common stocks		2,322,592
Sweden—0.20%
Assa Abloy AB, Class B	19,500	427,965
Lundin Petroleum AB*	16,526	273,470
Securitas AB, Class B	44,966	739,887
Total Sweden common stocks		1,441,322
Switzerland—0.82%
Actelion Ltd.*	7,063	1,252,713
Kuehne & Nagel International AG	4,753	666,950
Nestle SA	29,466	2,362,266
Roche Holding AG	3,658	934,126
Sunrise Communications Group AG*	12,659	818,290
Total Switzerland common stocks		6,034,345
United Kingdom—1.16%
Associated British Foods PLC	1,351	48,114
Auto Trader Group PLC	25,810	126,625
Babcock International Group PLC	38,837	498,568
Barclays PLC	164,245	335,945
Bellway PLC	11,759	326,189
Berkeley Group Holdings PLC	22,516	799,502
British American Tobacco PLC	6,800	434,179
BT Group PLC	125,374	685,856
Bunzl PLC	5,420	169,644
Compass Group PLC	33,522	637,077
Halma PLC	9,400	130,500
Hammerson PLC	12,781	94,301
Mccarthy & Stone PLC	68,587	155,038
OM Asset Management PLC	34,104	477,456
Persimmon PLC	49,455	1,104,162
Reckitt Benckiser Group PLC	5,000	484,515
Segro PLC	22,084	129,476
The British Land Co. PLC	99,280	881,641
Unilever PLC	10,300	481,670
Vodafone Group PLC	103,504	314,443
Wm Morrison Supermarkets PLC	82,636	203,199
Total United Kingdom common stocks		8,518,100
United States—21.88%
3M Co.	2,200	392,392
Acadia Healthcare Co., Inc.*	13,916	786,254
Activision Blizzard, Inc.[1]	58,124	2,334,260
Acuity Brands, Inc.	3,084	809,334
Adobe Systems, Inc.*	4,285	419,330
Advance Auto Parts, Inc.	3,340	567,332
Affiliated Managers Group, Inc.*,1	11,393	1,672,265
Alphabet, Inc., Class A*,1	3,498	2,768,107
Alphabet, Inc., Class C*	1,185	911,016
	Number of Shares	Value
Common stocks—(continued)
United States—(continued)
Altria Group, Inc.[1]	16,630	$1,125,851
Amazon.com, Inc.*,1	3,169	2,404,669
American Capital Agency Corp.	3,630	71,112
American Tower Corp.	9,683	1,121,001
American Woodmark Corp.*,1	5,300	393,419
Amgen, Inc.[1]	24,177	4,159,169
Amphenol Corp., Class A	6,900	410,688
Assurant, Inc.	6,015	499,305
Avis Budget Group, Inc.*	7,304	268,276
Bank of America Corp.[1]	330,898	4,794,712
Bank of the Ozarks, Inc.[1]	27,849	1,002,285
Baxter International, Inc.[1]	33,544	1,610,783
BB&T Corp.	8,688	320,327
Beacon Roofing Supply, Inc.*,1	12,270	576,935
Becton, Dickinson and Co.[1]	5,138	904,288
Berkshire Hathaway, Inc., Class B*	2,800	403,956
Blackhawk Network Holdings, Inc.*	21,412	744,923
Boston Scientific Corp.*	35,196	854,559
Bristol-Myers Squibb Co.[1]	27,030	2,022,114
C.R. Bard, Inc.	4,998	1,118,203
CA, Inc.[1]	71,337	2,471,827
CalAtlantic Group, Inc.[1]	7,070	256,005
Carrols Restaurant Group, Inc.*,1	34,850	422,033
Cavium, Inc.*	10,099	471,320
CBRE Group, Inc., Class A*	15,462	439,894
Celgene Corp.*	9,697	1,087,906
CenturyLink, Inc.	24,192	760,596
Church & Dwight Co., Inc.	4,800	471,552
Cimarex Energy Co.[1]	5,090	610,902
Cincinnati Financial Corp.[1]	27,132	2,026,760
Cisco Systems, Inc.[1]	19,371	591,397
Citigroup, Inc.[1]	52,249	2,289,029
CME Group, Inc.[1]	7,862	803,811
CMS Energy Corp.	10,966	495,444
Coach, Inc.	22,072	951,524
Colgate-Palmolive Co.	6,600	491,238
Comerica, Inc.	3,312	149,835
CommVault Systems, Inc.*	7,363	380,962
Concho Resources, Inc.*	2,207	274,109
Constellation Brands, Inc., Class A	20,105	3,309,886
CSRA, Inc.	23,287	626,886
CVS Health Corp.	8,615	798,783
Darden Restaurants, Inc.[1]	30,889	1,901,527
Delta Air Lines, Inc.	9,539	369,636
Devon Energy Corp.	7,159	274,047
Discovery Communications, Inc., Class A*,1	33,360	837,002
DISH Network Corp., Class A*,1	65,966	3,523,904
Domino's Pizza, Inc.	1,135	167,185
E*TRADE Financial Corp.*,1	57,171	1,433,849
eBay, Inc.*,1	69,906	2,178,271
Electronic Arts, Inc.*	7,659	584,535
Equinix, Inc.	926	345,278
Equity Residential[1]	37,039	2,518,282
Evercore Partners, Inc., Class A	4,905	248,536
F5 Networks, Inc.*	7,702	950,581
Facebook, Inc., Class A*	9,087	1,126,243

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Common stocks—(continued)
United States—(continued)
Fastenal Co.	16,992	$726,408
FedEx Corp.[1]	14,744	2,387,054
Fifth Third Bancorp	11,602	220,206
First Republic Bank	17,168	1,230,431
Fiserv, Inc.*	1,800	198,648
FleetCor Technologies, Inc.*	3,421	518,897
Fortune Brands Home & Security, Inc.	17,778	1,124,814
GameStop Corp., Class A1	46,043	1,425,031
General Dynamics Corp.[1]	1,998	293,486
Gilead Sciences, Inc.[1]	20,333	1,615,863
Granite Construction, Inc.[1]	7,170	356,923
Halliburton Co.	16,980	741,347
Hanesbrands, Inc.	31,289	834,165
Hasbro, Inc.[1]	9,141	742,523
HCA Holdings, Inc.*,1	12,138	936,204
Henry Schein, Inc.*	2,200	398,156
Hewlett Packard Enterprise Co.	30,618	643,590
HollyFrontier Corp.	15,156	385,266
Hormel Foods Corp.[1]	59,118	2,208,057
Huntington Bancshares, Inc.	11,451	108,784
Intercontinental Exchange, Inc.	2,159	570,408
Intuitive Surgical, Inc.*	947	658,885
Jack Henry & Associates, Inc.	1,920	171,360
Johnson & Johnson[1]	9,627	1,205,589
JPMorgan Chase & Co.	16,505	1,055,825
KeyCorp	18,451	215,877
Lear Corp.[1]	7,176	814,117
Lennar Corp., Class A1	5,084	237,931
Liberty Property Trust	4,840	200,279
Linear Technology Corp.[1]	29,342	1,760,227
M&T Bank Corp.	1,440	164,966
Manpowergroup, Inc.[1]	10,649	739,041
Martin Marietta Materials, Inc.	3,846	779,392
Masco Corp.[1]	73,962	2,698,134
Maxim Integrated Products, Inc.[1]	38,020	1,550,456
McDonald's Corp.[1]	38,703	4,553,408
Mettler-Toledo International, Inc.*	1,100	452,331
Mohawk Industries, Inc.*,1	2,040	426,238
Murphy Oil Corp.	12,663	347,346
NetApp, Inc.[1]	79,605	2,097,592
Newell Brands, Inc.	21,919	1,149,871
Newmont Mining Corp.[1]	32,850	1,445,400
Nuance Communications, Inc.*,1	73,903	1,187,621
Nucor Corp.[1]	45,656	2,448,988
NVIDIA Corp.[1]	33,098	1,889,896
Oracle Corp.[1]	40,359	1,656,333
Owens Corning[1]	11,735	620,899
People's United Financial, Inc.	26,685	404,545
PGT, Inc.*,1	59,394	712,728
Philip Morris International, Inc.	4,400	441,144
Prudential Financial, Inc.[1]	24,755	1,863,804
PTC, Inc.*,1	33,528	1,332,067
Rackspace Hosting, Inc.*	22,265	521,669
Regeneron Pharmaceuticals, Inc.*,1	2,687	1,142,297
Regions Financial Corp.	24,190	221,822
Robert Half International, Inc.[1]	28,555	1,043,400
	Number of Shares	Value
Common stocks—(concluded)
United States—(concluded)
Rollins, Inc.	5,200	$146,536
Ross Stores, Inc.[1]	5,100	315,333
SEI Investments Co.	1,610	72,450
Service Corp. International	14,600	404,712
Signature Bank*	2,011	241,803
SL Green Realty Corp.	1,358	160,000
Southwest Airlines Co.	2,423	89,675
Stillwater Mining Co.*	45,235	692,095
SunTrust Banks, Inc.	5,795	245,071
Synaptics, Inc.*	7,148	371,339
Synopsys, Inc.*,1	13,112	710,146
TEGNA, Inc.	12,503	273,816
The Charles Schwab Corp.	23,125	657,212
The Hartford Financial Services Group, Inc.	16,230	646,765
The Home Depot, Inc.[1]	5,070	700,877
The J.M. Smucker Co.	795	122,557
The Kraft Heinz Co.	10,909	942,428
The PNC Financial Services Group, Inc.	5,414	447,467
The Sherwin-Williams Co.	9,085	2,723,047
Time Warner, Inc.[1]	38,497	2,950,795
TJX Cos., Inc.[1]	16,635	1,359,412
TRI Pointe Group, Inc.*,1	29,295	394,018
Tyson Foods, Inc., Class A1	27,342	2,012,371
United Therapeutics Corp.*,1	12,338	1,493,021
Universal Health Services, Inc., Class B1	15,786	2,044,761
Unum Group	4,528	151,280
US Bancorp[1]	22,869	964,386
USG Corp.*,1	8,140	229,222
Verint Systems, Inc.*,1	24,498	864,044
VeriSign, Inc.*,1	14,414	1,248,397
Visa, Inc., Class A1	8,320	649,376
Visteon Corp.	7,971	558,687
VMware, Inc., Class A*,1	20,041	1,462,592
Wells Fargo & Co.[1]	27,540	1,321,094
Western Alliance Bancorp*,1	38,721	1,317,676
Western Digital Corp.[1]	29,190	1,386,817
Xilinx, Inc.[1]	44,954	2,296,250
Zions Bancorp.	5,410	150,831
Zoetis, Inc.	8,000	403,760
Total United States common stocks		161,207,298
Total common stocks (cost—$265,336,549)		278,912,893
Preferred stock—0.04%
Germany—0.04%
Henkel AG & Co. KGaA (cost—$264,425)	2,270	282,718
	Number of warrants	Value
Warrants—0.00%†
Canada—0.00%†
Delphi Energy Corp. expiring 07/15/21*,1 (cost—$3,819)	9,900	2,692

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Number of Shares		Value
Investment companies—13.65%
AQR Style Premia Alternative Fund		3,086,310	$31,079,144
ASG Managed Futures Strategy Fund		2,704,692	30,130,267
Boyd Group Income Fund[1]		3,040	179,259
iShares MSCI Emerging Markets Small-Cap ETF		39,638	1,703,241
Scout Unconstrained Bond Fund		2,654,425	31,136,407
SPDR S&P Emerging Markets SmallCap ETF		125,066	5,185,236
SPDR S&P500 ETF Trust[1]		734	159,388
VanEck Vectors Gold Miners ETF[1]		18,882	577,600
VanEck Vectors Junior Gold Miners ETF[1]		8,170	409,154
Total investment companies (cost—$98,777,928)			100,559,696
	Face amount
US government obligations—6.30%
US Treasury Inflation Index Bonds (TIPS) 2.000%, due 01/15/26	USD	2,044,579	2,408,212
2.125%, due 02/15/40	USD	3,167,319	4,248,784
2.375%, due 01/15/251	USD	2,264,212	2,704,848
US Treasury Inflation Index Notes (TIPS) 0.125%, due 07/15/22	USD	3,474,453	3,543,129
0.125%, due 07/15/24	USD	2,626,975	2,659,095
0.250%, due 01/15/25	USD	2,472,599	2,518,864
0.375%, due 07/15/23	USD	2,967,282	3,065,265
0.375%, due 07/15/25	USD	2,315,107	2,392,700
0.625%, due 01/15/24	USD	2,755,967	2,886,912
0.625%, due 01/15/26	USD	18,950,317	19,985,914
Total US government obligations (cost—$45,734,099)			46,413,723
Collateralized mortgage obligation—0.72%
GNMA REMIC, Trust 2016-73, Class Z 3.500%, due 10/16/55[2] (cost—$5,024,354)	USD	5,029,226	5,319,667
Corporate notes—3.14%
Australia—0.07%
APT Pipelines Ltd. 2.000%, due 03/22/27[3]	EUR	100,000	115,399
National Australia Bank Ltd. 2.000%, due 11/12/24[2,3]	EUR	100,000	113,271
Santos Finance Ltd. 8.250%, due 09/22/70[2]	EUR	50,000	55,811
Scentre Group Trust 2 3.250%, due 09/11/23[3]	EUR	200,000	267,703
Total Australia corporate notes			552,184
Austria—0.03%
UniCredit Bank Austria AG 2.625%, due 01/30/18[3]	EUR	100,000	115,531
2.500%, due 05/27/19[3]	EUR	100,000	117,655
Total Austria corporate notes			233,186
Belgium—0.11%
Anheuser-Busch InBev SA 1.500%, due 03/17/25[3]	EUR	100,000	119,063
2.000%, due 03/17/28[3]	EUR	545,000	684,086
Total Belgium corporate notes			803,149
	Face amount		Value
Corporate notes—(continued)
Canada—0.64%
Delphi Energy Corp.[1] 10.000%, due 07/15/21[3]	CAD	400,000	$306,361
Element Financial Corp. 5.125%, due 06/30/19	CAD	2,928,800	2,467,491
4.250%, due 06/30/20	CAD	1,520,000	1,175,813
Great-West Lifeco, Inc. 2.500%, due 04/18/23[3]	EUR	250,000	311,652
Northland Power, Inc.[1] 4.750%, due 06/30/20	CAD	520,000	431,286
Total Canada corporate notes			4,692,603
Cayman Islands—0.05%
Hutchison Whampoa Finance 14 Ltd. 1.375%, due 10/31/21[3]	EUR	200,000	231,954
IPIC GMTN Ltd. 5.875%, due 03/14/21[3]	EUR	100,000	138,213
Total Cayman Islands corporate notes			370,167
Denmark—0.01%
DONG Energy A/S 6.250%, VRD[2,3]	EUR	54,000	68,522
France—0.51%
Aeroports de Paris 1.500%, due 07/24/23[3]	EUR	100,000	122,417
BNP Paribas SA 2.875%, due 09/26/23	EUR	42,000	55,324
BPCE SA 1.125%, due 12/14/22[3]	EUR	200,000	234,385
Casino Guichard-Perrachon SA 3.311%, due 01/25/23[3,4]	EUR	100,000	124,807
Credit Logement SA 0.888%, due 09/16/16[2,3,5]	EUR	100,000	83,850
Electricite de France SA 4.125%, due 01/22/22[2,3,5]	EUR	100,000	106,501
5.625%, due 02/21/33	EUR	60,000	111,160
Engie 3.875%, due 06/02/24[2,3,5]	EUR	100,000	123,433
Holding d'Infrastructures de Transport SAS 2.250%, due 03/24/25[3]	EUR	200,000	256,021
Infra Foch SAS 1.250%, due 10/16/20[3]	EUR	200,000	234,107
Lagardere SCA 4.125%, due 10/31/17[3]	EUR	100,000	116,815
Orange SA 5.250%, due 02/07/24[2,3,5]	EUR	200,000	249,314
8.125%, due 01/28/33	EUR	49,000	111,404
RCI Banque SA 0.625%, due 03/04/20[3]	EUR	170,000	193,487
SANEF SA 1.875%, due 03/16/26[3]	EUR	100,000	126,012
Societe Des Autoroutes Paris-Rhin-Rhone 1.125%, due 01/15/21[3]	EUR	200,000	233,077
Societe Fonciere Lyonnaise SA 1.875%, due 11/26/21[3]	EUR	100,000	120,346

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Face amount		Value
Corporate notes—(continued)
France—(concluded)
Societe Generale SA 9.375%, due 09/04/19[2,3,5]	EUR	50,000	$67,616
Suez 1.750%, due 09/10/25[3]	EUR	100,000	125,905
Transport et Infrastructures Gaz France SA 4.339%, due 07/07/21[3]	EUR	100,000	134,185
2.200%, due 08/05/25[3]	EUR	300,000	379,414
Veolia Environnement SA 4.625%, due 03/30/27[3]	EUR	200,000	314,716
1.590%, due 01/10/28[3]	EUR	100,000	122,826
Total France corporate notes			3,747,122
Germany—0.03%
Aareal Bank AG 4.250%, due 03/18/26[2]	EUR	35,000	40,667
Commerzbank AG 7.750%, due 03/16/21	EUR	100,000	135,781
Muenchener Rueckversicherungs AG 5.767%, due 06/12/17[2,3,5]	EUR	50,000	58,137
Total Germany corporate notes			234,585
Guernsey—0.03%
Credit Suisse Group Guernsey I Ltd. 7.875%, due 02/24/41[2,3]	USD	200,000	200,780
Ireland—0.15%
Bank of Ireland 2.000%, due 05/08/17[3]	EUR	200,000	226,702
ESB Finance Ltd. 3.494%, due 01/12/24[3]	EUR	250,000	342,985
FCA Capital Ireland PLC 2.000%, due 10/23/19[3]	EUR	100,000	117,166
FGA Capital Ireland PLC 4.000%, due 10/17/18[3]	EUR	100,000	120,854
GE Capital European Funding Unlimited Co. 2.625%, due 03/15/23[3]	EUR	140,000	180,744
Willow No.2 Ireland PLC for Zurich Insurance Co. Ltd. 3.375%, due 06/27/22[3]	EUR	100,000	131,137
Total Ireland corporate notes			1,119,588
Italy—0.15%
2i Rete Gas SpA 1.125%, due 01/02/20[3]	EUR	200,000	232,309
Assicurazioni Generali SpA 7.750%, due 12/12/42[2,3]	EUR	100,000	132,511
Intesa Sanpaolo SpA 4.375%, due 10/15/19[3]	EUR	200,000	250,329
1.125%, due 03/04/22[3]	EUR	230,000	260,155
UniCredit SpA 5.650%, due 08/24/18	EUR	70,000	85,431
3.625%, due 01/24/19[3]	EUR	100,000	119,932
Total Italy corporate notes			1,080,667
	Face amount		Value
Corporate notes—(continued)
Japan—0.04%
Sumitomo Mitsui Banking Corp. 1.000%, due 01/19/22[3]	EUR	250,000	$289,613
Jersey—0.02%
AA Bond Co. Ltd. 4.720%, due 07/31/18[3]	GBP	100,000	138,737
Luxembourg—0.03%
Glencore Finance Europe SA 4.625%, due 04/03/18[3,4]	EUR	100,000	119,095
3.375%, due 09/30/20[3]	EUR	100,000	119,333
Total Luxembourg corporate notes			238,428
Mexico—0.05%
America Movil SAB de CV 4.750%, due 06/28/22	EUR	100,000	138,052
Petroleos Mexicanos 3.125%, due 11/27/20[3]	EUR	200,000	234,221
Total Mexico corporate notes			372,273
Netherlands—0.23%
BMW Finance N.V. 2.625%, due 01/17/24[3]	EUR	170,000	224,037
Cooperatieve Centrale Raiffeisen- Boerenleenbank BA 2.500%, due 05/26/26[2,3]	EUR	300,000	347,902
Deutsche Annington Finance BV 4.000%, due 12/17/21[2,3,5]	EUR	200,000	233,662
Deutsche Bahn Finance BV 3.000%, due 03/08/24	EUR	42,000	57,263
EDP Finance BV 4.125%, due 01/20/21[3]	EUR	100,000	127,850
General Motors Financial International BV 1.875%, due 10/15/19[3]	EUR	100,000	116,989
JAB Holdings BV 1.500%, due 11/24/21[3]	EUR	100,000	117,530
2.125%, due 09/16/22[3]	EUR	100,000	121,667
Telefonica Europe BV 5.875%, due 02/14/33[3]	EUR	35,000	65,123
Volkswagen International Finance N.V. 3.250%, due 01/21/19[3]	EUR	35,000	42,296
0.875%, due 01/16/23[3]	EUR	50,000	57,379
3.500%, due 03/20/30[2,3,5]	EUR	205,000	210,640
Total Netherlands corporate notes			1,722,338
Norway—0.05%
DNB Bank ASA 3.000%, due 09/26/23[2,3]	EUR	200,000	232,854
Statkraft AS 2.500%, due 11/28/22[3]	EUR	100,000	127,815
Total Norway corporate notes			360,669
Spain—0.05%
Ferrovial Emisiones SA 3.375%, due 01/30/18[3]	EUR	100,000	117,416

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Face amount		Value
Corporate notes—(continued)
Spain—(concluded)
Inmobiliaria Colonial SA 1.863%, due 06/05/19[3]	EUR	200,000	$234,138
Total Spain corporate notes			351,554
Sweden—0.04%
Nordea Bank AB 1.000%, due 02/22/23[3]	EUR	250,000	292,956
Switzerland—0.05%
Credit Suisse AG 1.125%, due 09/15/20[3]	EUR	300,000	346,981
United Kingdom—0.37%
Aviva PLC 3.375%, due 12/04/45[2,3]	EUR	200,000	214,963
Babcock International Group PLC 1.750%, due 10/06/22[3]	EUR	100,000	116,607
Barclays Bank PLC 6.000%, due 01/14/21[3]	EUR	50,000	65,223
BP Capital Markets PLC 1.573%, due 02/16/27[3]	EUR	200,000	239,571
Brambles Finance PLC 4.625%, due 04/20/18[3]	EUR	100,000	120,445
Coventry Building Society 2.500%, due 11/18/20[3]	EUR	200,000	237,334
FCE Bank PLC 1.875%, due 06/24/21[3]	EUR	200,000	237,961
G4S International Finance PLC 2.625%, due 12/06/18[3]	EUR	100,000	116,942
Heathrow Finance PLC 7.125%, due 03/01/17[3]	GBP	50,000	68,323
HSBC Holdings PLC 1.500%, due 03/15/22[3]	EUR	200,000	232,306
Imperial Brands Finance PLC 5.000%, due 12/02/19[3]	EUR	200,000	259,198
Leeds Building Society 2.625%, due 04/01/21[3]	EUR	200,000	233,742
Lloyds Bank PLC 7.625%, due 04/22/25[3]	GBP	35,000	60,700
Lloyds TSB Bank PLC 10.375%, due 02/12/24[2,3]	EUR	35,000	47,353
Royal Bank of Scotland PLC 4.625%, due 09/22/21[2]	EUR	45,000	49,681
Santander UK PLC 0.875%, due 01/13/20[3]	EUR	100,000	112,813
2.625%, due 07/16/20[3]	EUR	100,000	120,459
Yorkshire Building Society 2.125%, due 03/18/19[3]	EUR	200,000	231,180
Total United Kingdom corporate notes			2,764,801
United States—0.43%
AT&T, Inc. 2.500%, due 03/15/23	EUR	100,000	125,731
2.750%, due 05/19/23	EUR	100,000	127,766
Bank of America Corp. 1.375%, due 09/10/21[3]	EUR	100,000	117,279
1.625%, due 09/14/22[3]	EUR	100,000	118,693
	Face amount		Value
Corporate notes—(concluded)
United States—(concluded)
Citigroup, Inc. 0.369%, due 05/31/17[2]	EUR	200,000	$223,590
1.375%, due 10/27/21[3]	EUR	220,000	258,553
JPMorgan Chase & Co. 1.375%, due 09/16/21[3]	EUR	300,000	354,497
1.500%, due 10/26/22[3]	EUR	300,000	357,422
Kinder Morgan, Inc. 1.500%, due 03/16/22	EUR	100,000	110,730
Merck & Co., Inc. 1.875%, due 10/15/26	EUR	100,000	125,980
Metropolitan Life Global Funding I 0.875%, due 01/20/22[3]	EUR	200,000	229,488
Morgan Stanley 1.875%, due 03/30/23	EUR	200,000	238,956
Pemex Project Funding Master Trust 6.375%, due 08/05/16[3]	EUR	50,000	55,900
Philip Morris International, Inc. 1.875%, due 03/03/21	EUR	100,000	120,993
Wells Fargo & Co. 1.500%, due 09/12/22[3]	EUR	300,000	357,741
2.250%, due 05/02/23[3]	EUR	200,000	250,043
Total United States corporate notes			3,173,362
Total corporate notes (cost—$23,354,662)			23,154,265
Non-US government obligations—3.24%
Germany—0.15%
Bundesrepublik Deutschland 0.500%, due 02/15/26[1,3]	EUR	812,000	966,899
4.750%, due 07/04/34[3]	EUR	67,000	137,126
Total Germany			1,104,025
Indonesia—1.12%
Indonesia Treasury Bond 8.250%, due 07/15/21	IDR	102,000,000,000	8,244,257
Poland—1.27%
Poland Government Bond 2.500%, due 07/25/26	PLN	37,800,000	9,384,864
South Africa—0.70%
South Africa Government Bond 10.500%, due 12/21/26	ZAR	47,825,000	3,878,438
8.750%, due 02/28/48	ZAR	18,780,000	1,273,069
Total South Africa			5,151,507
Total non-US government obligations (cost—$23,007,992)			23,884,653
Time deposits—10.31%
Abbey National Treasury Services PLC 0.010%, due 10/17/16	USD	5,000,000	5,000,000
ABN Amro Bank N.V. 0.010%, due 09/20/16	USD	5,000,000	4,995,493
Agence Centrale Organismes 0.873%, due 09/29/16	USD	5,000,000	4,992,861
Banque Nationale De Paris 0.400%, due 08/01/16	USD	4,815,831	4,815,831

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Face amount		Value
Time deposits—(concluded)
DGZ Dekabank 0.670%, due 09/15/16	USD	5,000,000	$4,995,820
DZ Bank AG 0.300%, due 08/01/16	USD	4,909,164	4,909,164
Goldman Sachs Group, Inc. 0.780%, due 09/08/16	USD	6,000,000	6,000,000
ING Bank N.V. 0.680%, due 09/01/16	USD	5,000,000	5,000,000
KBC Bank N.V. 0.400%, due 08/01/16	USD	5,161,175	5,161,175
Mizuho Corporate Bank 0.010%, due 10/28/16	USD	5,000,000	4,989,877
Nationwide Building Society 0.700%, due 10/21/16	USD	5,000,000	5,000,000
Natixis SA 0.960%, due 12/01/16	USD	5,000,000	5,000,000
OP Corporate Bank PLC 0.820%, due 10/25/16	USD	5,000,000	4,990,340
Societe Generale 0.800%, due 11/23/16	USD	5,000,000	5,000,000
Sumitomo Mitsui Banking Corp. 0.380%, due 08/01/16	USD	100,412	100,412
Toronto-Dominion Bank 0.750%, due 11/15/16	USD	5,000,000	5,000,000
Total time deposits (cost—$75,950,973)			75,950,973
Short-term US government obligations[6]—11.33%
US Treasury Bills 0.420%, due 08/11/16	USD	2,676,000	2,675,888
0.406%, due 08/18/16	USD	7,500,000	7,499,347
0.408%, due 08/18/16	USD	3,880,000	3,879,662
0.264%, due 09/01/16[1]	USD	5,500,000	5,498,994
0.386%, due 09/15/16[1]	USD	4,099,000	4,097,885
0.475%, due 09/29/16	USD	22,504,000	22,495,178
0.385%, due 10/06/16	USD	23,710,000	23,699,307
0.367%, due 10/13/16[1]	USD	8,369,000	8,364,933
0.488%, due 11/10/16[1]	USD	5,256,000	5,252,252
Total short-term US government obligations (cost—$83,441,435)			83,463,446
Repurchase agreement—18.20%
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $10,820,549 US Treasury Bond, 7.875% due 02/15/21 and $119,135,844 US Treasury Notes, 0.750% to 2.250% due 12/31/17 to 07/31/21; (value—$136,820,117); proceeds: $134,135,112 (cost—$134,135,000)	USD	134,135,000	134,135,000
	Number of contracts/ Notional amount		Value
Options purchased—1.51%
Call options & swaptions purchased—1.01%
3 Month USD LIBOR Interest Rate Swap, strike @ 1.000%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46[7]	USD	28,600,000	$1,589,720
Euro STOXX 50 Index, strike @ 3,800, expires 12/20/19		1,386	1,341,909
NIKKEI 225 Index, Strike @ 20,000, expires 12/11/20		145	1,918,459
USD Call/CNH Put, strike @ 6.8, expires 05/08/17	USD	40,875,000	804,093
USD Call/JPY Put, strike @ 96.90, expires 05/06/21	USD	16,350,000	1,169,663
USD Call/SAR Put, strike @ 3.83, expires 05/08/18	USD	16,350,000	601,549
Total Call options & swaptions purchased			7,425,393
Put options & swaptions purchased—0.50%
3 Month USD LIBOR Interest Rate Swap, strike @ 3.850%, expires 05/09/31 (counterparty: CITI; receive fixed rate); underlying swap terminates 05/09/46[7]	USD	32,700,000	1,112,395
6 Month EURIBOR Interest Rate Swap, strike @ 3.600%, expires 05/09/31 (counterparty: CITI; receive floating rate); underlying swap terminates 05/09/46[7]	GBP	11,200,000	385,111
Apple Inc., Flex, strike @ 100, expires 06/16/17		71	56,267
Euro STOXX 50 Index, strike @ 3,000, expires 12/21/18		150	831,960
Euro STOXX 50 Index, strike @ 3,400, expires 12/15/17		181	1,270,809
Swiss Market Index, strike @ 8,037.25, expires 09/16/16		205	27,540
Total put options & swaptions purchased			3,684,082
Total options purchased (cost—$12,289,317)			11,109,475
Total investments before investments sold short (cost—$767,320,553) — 106.29%			783,189,201
	Number of shares
Investments sold short—(13.56)% Common stocks—(9.39)%
Australia—(0.11)%
Insurance Australia Group Ltd.		(101,101)	(464,064)
BHP Billiton Ltd., ADR		(11,280)	(334,903)
Total Australia common stocks			(798,967)
Bermuda—(0.07)%
Axalta Coating Systems Ltd.		(18,288)	(522,122)
Canada—(2.46)%
Aecon Group, Inc.		(31,474)	(419,203)
Agrium, Inc.		(5,020)	(455,612)
Aimia, Inc.		(18,160)	(119,476)

PACE Alternative Strategies Investments Fund

Portfolio of investments—July 31, 2016

	Number of Shares	Value
Investments sold short—(continued) Common stocks—(continued)
Canada—(concluded)
Bank of Montreal	(4,040)	$(258,988)
Barrick Gold Corp.	(12,090)	(263,996)
Bird Construction, Inc.	(56,770)	(585,679)
Bonavista Energy Corp.	(69,710)	(187,936)
Boralex, Inc., Class A	(16,210)	(247,685)
BRP, Inc.	(7,090)	(115,121)
CAE, Inc.	(32,210)	(429,746)
Cameco Corp.	(24,230)	(231,601)
Canadian Tire Corp. Ltd., Class A	(7,112)	(747,287)
Canadian Utilities Ltd., Class A	(19,860)	(611,323)
Canadian Western Bank	(12,210)	(235,849)
Canexus Corp.	(40,520)	(39,724)
Canfor Corp.	(50,099)	(594,749)
Capital Power Corp.	(11,700)	(188,182)
CI Financial Corp.	(34,220)	(699,523)
Cineplex, Inc.	(4,403)	(171,581)
Conifex Timber, Inc.	(43,280)	(110,384)
DH Corp.	(20,550)	(507,592)
Dorel Industries, Inc., Class B	(32,220)	(929,103)
Emera, Inc.	(11,330)	(422,429)
Empire Co. Ltd., Class A	(30,820)	(490,986)
Finning International, Inc.	(17,330)	(280,858)
Great-West Lifeco, Inc.	(14,210)	(369,058)
IGM Financial, Inc.	(24,190)	(673,092)
INFOR Acquisition Corp., Class A	(64,527)	(489,272)
Inter Pipeline Ltd.	(11,970)	(250,099)
Leon's Furniture Ltd.	(14,460)	(171,662)
Linamar Corp.	(10,030)	(398,158)
Methanex Corp.	(5,950)	(166,882)
National Bank of Canada	(14,110)	(483,176)
Northview Apartment Real Estate Investment Trust	(10,020)	(173,287)
Novagold Resources, Inc.	(130,760)	(909,356)
Painted Pony Petroleum Ltd.	(20,220)	(133,649)
Pengrowth Energy Corp.	(100,145)	(149,567)
Power Corp. of Canada	(24,090)	(524,735)
PrairieSky Royalty Ltd.	(16,190)	(315,083)
Rogers Sugar, Inc.	(20,670)	(98,312)
Russel Metals, Inc.	(13,110)	(236,967)
Saputo, Inc.	(16,220)	(487,352)
Sleep Country Canada Holdings, Inc.	(15,851)	(366,637)
Surge Energy, Inc.	(147,740)	(262,518)
Teck Resources Ltd., Class B	(17,356)	(276,627)
The Jean Coutu Group PJC, Inc., Class A	(15,120)	(218,986)
Thomson Reuters Corp.	(6,070)	(255,743)
Toromont Industries Ltd.	(5,070)	(152,218)
Wajax Corp.	(28,570)	(308,753)
Western Forest Products, Inc.	(142,180)	(233,037)
WestJet Airlines Ltd.	(28,310)	(498,702)
Winpak Ltd.	(6,120)	(208,820)
Total Canada common stocks		(18,156,361)
Ireland—(0.19)%
Alkermes PLC	(9,043)	(451,246)
Willis Towers Watson PLC	(7,457)	(921,834)
Total Ireland common stocks		(1,373,080)
	Number of Shares	Value
Investments sold short—(continued) Common stocks—(continued)
Italy—(0.11)%
Saipem SpA	(1,826,176)	$(798,087)
Japan—(0.36)%
Alps Electric Co. Ltd.	(12,700)	(291,253)
Dentsu, Inc.	(5,100)	(247,415)
Hulic Co. Ltd.	(105,200)	(1,107,314)
NTT Urban Development Corp.	(16,800)	(181,608)
Rakuten, Inc.	(53,700)	(618,654)
Sony Corp.	(6,700)	(215,509)
Total Japan common stocks		(2,661,753)
Liberia—(0.21)%
Royal Caribbean Cruises Ltd.	(21,351)	(1,546,666)
Netherlands—(0.08)%
AerCap Holdings NV	(8,617)	(314,607)
Mylan NV	(6,150)	(287,758)
Total Netherlands common stocks		(602,365)
Sweden—(0.05)%
Investor AB, Class B	(11,053)	(380,791)
Switzerland—(0.14)%
Credit Suisse Group AG	(27,605)	(317,577)
Dufry AG	(2,441)	(281,073)
Julius Baer Group Ltd.	(1,483)	(60,868)
LafargeHolcim Ltd.	(6,919)	(329,245)
Total Switzerland common stocks		(988,763)
United Kingdom—(0.77)%
Ashtead Group PLC	(28,238)	(446,964)
Fresnillo PLC	(52,019)	(1,329,388)
Legal & General Group PLC	(65,074)	(177,153)
Lloyds Banking Group PLC	(387,667)	(272,690)
Royal Bank of Scotland Group PLC	(505,072)	(1,286,074)
St James's Place PLC	(36,481)	(447,080)
Standard Chartered PLC	(168,767)	(1,350,402)
Rio Tinto PLC, ADR	(11,280)	(370,210)
Total United Kingdom common stocks		(5,679,961)
United States—(4.84)%
Abercrombie & Fitch Co., Class A	(10,190)	(211,035)
Alnylam Pharmaceuticals, Inc.	(19,690)	(1,340,495)
AT&T, Inc.	(5,436)	(235,324)
Autodesk, Inc.	(23,259)	(1,382,748)
Baker Hughes, Inc.	(1,275)	(60,983)
BioMarin Pharmaceutical, Inc.	(12,190)	(1,211,930)
Boise Cascade Co.	(2,851)	(77,462)
Cabot Oil & Gas Corp.	(3,388)	(83,582)
Calpine Corp.	(45,771)	(628,894)
Caterpillar, Inc.	(13,229)	(1,094,832)
Charter Communications, Inc., Class A	(296)	(69,522)
Cheniere Energy, Inc.	(33,502)	(1,401,389)
Chico's FAS, Inc.	(16,270)	(195,403)
CIT Group, Inc.	(10,200)	(352,512)
Concho Resources, Inc.	(9,693)	(1,203,871)
Continental Resources, Inc.	(6,177)	(272,097)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

	Number of Shares	Value
Investments sold short—(continued) Common stocks—(continued)
United States—(continued)
D.R. Horton, Inc.	(10,240)	$(336,691)
Deere & Co.	(4,428)	(344,100)
Emerson Electric Co.	(4,590)	(256,581)
EOG Resources, Inc.	(14,966)	(1,222,722)
Express, Inc.	(16,110)	(241,006)
Fastenal Co.	(6,120)	(261,630)
First Financial Bankshares, Inc.	(14,940)	(510,500)
Foot Locker, Inc.	(4,080)	(243,250)
Halliburton Co.	(23,049)	(1,006,319)
Hewlett Packard Enterprise Co.	(23,770)	(499,645)
Kinder Morgan, Inc.	(52,928)	(1,076,026)
Leucadia National Corp.	(17,778)	(324,626)
Level 3 Communications, Inc.	(39,232)	(1,985,139)
Louisiana-Pacific Corp.	(9,980)	(201,596)
Lululemon Athletica, Inc.	(8,150)	(632,848)
Macy's, Inc.	(10,170)	(364,391)
Mattel, Inc.	(8,340)	(278,389)
Mercer International, Inc.	(24,869)	(196,216)
Merck & Co., Inc.	(3,410)	(200,031)
Morgan Stanley	(8,690)	(249,664)
Nasdaq, Inc.	(3,200)	(226,432)
National Oilwell Varco, Inc.	(19,364)	(626,425)
Noble Energy, Inc.	(33,325)	(1,190,369)
Nordstrom, Inc.	(7,120)	(314,918)
Pioneer Natural Resources Co.	(830)	(134,933)
Qorvo, Inc.	(23,620)	(1,493,493)
Rayonier, Inc.	(10,050)	(273,561)
Resolute Forest Products, Inc.	(41,080)	(226,762)
SBA Communications Corp., Class A	(4,683)	(538,545)
ServiceNow, Inc.	(1,290)	(96,647)
Southern Copper Corp.	(12,850)	(333,971)
Target Corp.	(4,450)	(335,218)
TD Ameritrade Holding Corp.	(35,170)	(1,067,761)
The Boeing Co.	(6,180)	(826,019)
The Cheesecake Factory, Inc.	(10,130)	(524,025)
The Gap, Inc.	(3,820)	(98,518)
The Goldman Sachs Group, Inc.	(3,250)	(516,132)
The Wendy's Co.	(28,340)	(273,764)
The Williams Cos., Inc.	(14,326)	(343,394)
	Number of Shares	Value
Investments sold short—(concluded) Common stocks—(concluded)
United States—(concluded)
Tiffany & Co.	(7,860)	$(507,127)
Ulta Salon, Cosmetics & Fragrance, Inc.	(600)	(156,726)
United Parcel Service, Inc., Class B	(2,159)	(233,388)
United Rentals, Inc.	(13,315)	(1,060,806)
Verisk Analytics, Inc.	(12,576)	(1,072,481)
Vertex Pharmaceuticals, Inc.	(15,980)	(1,550,060)
Wal-Mart Stores, Inc.	(7,000)	(510,790)
Waste Management, Inc.	(6,070)	(401,348)
Weyerhaeuser Co.	(12,140)	(397,221)
Workday, Inc., Class A	(925)	(77,089)
Total United States common stocks		(35,661,372)
Total common stocks (proceeds—$65,677,676)		(69,170,288)
Investment companies—(4.17)%
Consumer Discretionary Select Sector SPDR Fund	(16,903)	(1,379,792)
Financial Select Sector SPDR Fund	(12,130)	(286,753)
Health Care Select Sector SPDR Fund	(8,489)	(638,797)
Industrial Select Sector SPDR Fund	(26,807)	(1,555,878)
iShares Core S&P/TSX Capped Composite Index ETF	(96,540)	(1,709,497)
iShares iBoxx $ Investment Grade Corporate Bond ETF	(9,146)	(1,134,012)
iShares Russell 2000 Index Fund	(22,660)	(2,743,900)
iShares S&P/TSX 60 Index ETF	(144,630)	(2,364,991)
iShares S&P/TSX Capped Energy Index ETF	(28,500)	(260,629)
Materials Select Sector SPDR Fund	(16,382)	(798,131)
Powershares QQQ Trust, Series[1]	(6,120)	(705,208)
SPDR Barclays High Yield Bond ETF	(31,351)	(1,130,517)
SPDR S&P Oil & Gas Exploration & Production ETF	(16,180)	(554,165)
SPDR S&P Regional Banking ETF	(27,998)	(1,122,720)
SPDR S&P500 ETF Trust	(53,521)	(11,622,085)
Technology Select Sector SPDR Fund	(59,049)	(2,743,417)
Total Investment companies (proceeds—$29,932,750)		(30,750,492)
Total investments sold short (proceeds—$95,610,426)		(99,920,780)
Other assets in excess of liabilities—7.27%		53,531,445
Net assets—100.00%		$736,799,866

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 262.

Aggregate cost for federal income tax purposes before investments sold short was $772,480,817; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$22,771,932
Gross unrealized depreciation	(12,063,548)
Net unrealized appreciation	$10,708,384

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Written options

Number of contracts	Call options written	Expiration date	Premiums received	Current value	Unrealized appreciation (depreciation)
71	Apple Inc., Flex, strike @ 100	06/16/17	$60,261	$(76,857)	$(16,596)
91	S&P 500 Index, strike @ 2,200	06/16/17	561,136	(889,434)	(328,298)
205	Swiss Market Index, strike @ 8,037.25	09/16/16	61,667	(44,597)	17,070
			$683,064	$(1,010,888)	$(327,824)

Written options activity for the year ended July 31, 2016 was as follows:

	Number of Contracts	Premiums received
Options outstanding at July 31, 2015	2,422	$953,547
Options written	5,088	4,325,745
Options exercised	(144)	(28,812)
Options terminated in closing purchase transactions	(4,520)	(3,609,106)
Options expired prior to exercise	(2,479)	(958,310)
Options outstanding at July 31, 2016	367	$683,064

Foreign exchange written options

Notional amount (000)		Calls written	Counterparty	Expiration date	Premiums received	Current value	Unrealized appreciation
USD	40,875	USD Call/CNH Put, strike @ JPY 7.34	BNP	05/08/17	$478,851	$(222,319)	$256,532

Foreign exchange written options activity for the year ended July 31, 2016 was as follows:

Premiums received
Foreign exchange options outstanding at July 31, 2015	$668,268
Foreign exchange options written	1,247,541
Foreign exchange options terminated in closing purchase transactions	(1,436,958)
Foreign exchange options expired prior to exercise	—
Foreign exchange options outstanding at July 31, 2016	$478,851

Futures contracts

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts:
13	USD	Ultra Long US Treasury Bond Futures	September 16	$2,351,278	$2,476,906	$125,628
6	USD	Ultra Long US Treasury Bond Futures*	September 16	1,050,653	1,143,188	92,535
95	USD	US Long Bond Futures	September 16	16,316,402	16,571,562	255,160
90	USD	US Treasury Note 2 Year Futures*	September 16	19,677,652	19,710,000	32,348
56	USD	US Treasury Note 10 Year Futures	September 16	7,312,705	7,450,625	137,920

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
US Treasury futures buy contracts—(concluded)
56	USD	US Treasury Note 5 Year Futures	September 16	$6,784,439	$6,832,875	$48,436
52	USD	US Treasury Note 5 Year Futures*	September 16	6,243,692	6,344,813	101,121
Index futures buy contracts:
31	AUD	ASX SPI 200 Index Futures	September 16	3,161,001	3,250,477	89,476
45	BRL	Bovespa Index Futures*	August 16	794,250	802,184	7,934
21	CAD	S&P TSX 60 Index Futures	September 16	2,675,171	2,720,116	44,945
3	EUR	Amsterdam Index Futures	August 16	301,959	299,512	(2,447)
172	EUR	CAC 40 Index Futures	August 16	8,345,024	8,536,985	191,961
534	EUR	EURO STOXX 50 Index Futures	September 16	17,045,227	17,808,876	763,649
35	GBP	FTSE 100 Index Futures	September 16	3,034,069	3,092,604	58,535
4	HKD	Hang Seng Index Futures	August 16	564,789	561,301	(3,488)
11	HKD	Hang Seng Index Futures*	August 16	1,565,276	1,543,579	(21,697)
4	KRW	Hang Seng Index Futures*	September 16	441,818	450,654	8,836
25	SGD	MSCI Singapore Index Future	August 16	595,724	582,625	(13,099)
34	TWD	Taiex Futures Index Futures*	August 16	1,890,209	1,894,534	4,325
50	USD	Dow Jones E-Mini Index Futures	September 16	4,573,780	4,590,500	16,720
33	USD	Mini MSCI Emerging Markets (EM) Index Futures	September 16	1,435,428	1,454,475	19,047
1	USD	MSCI EAFE Mini Index Futures	September 16	82,930	84,010	1,080
7	USD	MSCI Taiwan Index Futures	August 16	233,445	233,030	(415)
25	USD	MSCI Taiwan Index Futures*	August 16	827,370	832,250	4,880
165	USD	NASDAQ 100 E-Mini Index Futures	September 16	14,852,985	15,598,275	745,290
14	USD	Russell 2000 Mini Index Futures	September 16	1,684,561	1,703,800	19,239
10	USD	S&P 400 E-Mini Index Futures	September 16	1,515,474	1,556,900	41,426
126	USD	S&P 500 E-Mini Index Futures	September 16	13,339,269	13,659,660	320,391
32	USD	SGX 50 NIFTY Index Futures	August 16	553,933	556,000	2,067
15	USD	SGX 50 NIFTY Index Futures*	August 16	258,359	260,625	2,266
37	USD	SGX FTSE China A50 Index Future	August 16	351,282	349,372	(1,910)
10	ZAR	FTSE/JSE Africa Top 40 Tradeable Index Futures	September 16	335,231	332,340	(2,891)
Interest rate futures buy contracts:
356	AUD	Australian Bond 10 Year Futures	September 16	36,485,486	37,157,503	672,017
270	AUD	Australian Bond 3 Year Futures	September 16	23,197,419	23,275,643	78,224
29	CAD	Canada Government Bond 10 Year Futures	September 16	3,232,915	3,297,913	64,998
1	CHF	3 month Euroswiss Interest Rate Futures	June 17	260,338	260,240	(98)
41	EUR	3 Month EURIBOR Futures	December 16	11,500,240	11,496,748	(3,492)
40	EUR	3 Month EURIBOR Futures	March 17	11,221,094	11,217,458	(3,636)
51	EUR	3 Month EURIBOR Futures	June 17	14,303,340	14,304,397	1,057
70	EUR	3 Month EURIBOR Futures	September 17	19,632,303	19,636,421	4,118
80	EUR	3 Month EURIBOR Futures	December 17	22,431,294	22,443,860	12,566
82	EUR	3 Month EURIBOR Futures	March 18	22,987,850	23,006,102	18,252
57	EUR	3 Month EURIBOR Futures	June 18	15,981,245	15,992,047	10,802
59	EUR	German Euro BOBL Futures	September 16	8,775,396	8,817,144	41,748
77	EUR	German Euro BOBL Futures*	September 16	11,380,626	11,507,121	126,495
39	EUR	German Euro Bund Futures	September 16	7,155,920	7,316,855	160,935
3	EUR	German Euro Buxl 30 Year Futures	September 16	616,894	660,872	43,978

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Futures contracts—(continued)

Number of contracts	Currency		Expiration date	Cost	Current value	Unrealized appreciation (depreciation)
Interest rate futures buy contracts—(concluded):
46	EUR	German Euro Schatz Futures	September 16	$5,763,232	$5,760,967	$(2,265)
135	EUR	German Euro Schatz Futures*	September 16	16,881,090	16,907,186	26,096
35	EUR	Italian Government Bond Futures	September 16	5,613,087	5,668,374	55,287
7	EUR	Italian Government Bond Futures*	September 16	1,104,015	1,133,675	29,660
4	EUR	Mid-Term Euro-OAT Futures	September 16	718,628	725,135	6,507
24	EUR	Mid-Term Euro-OAT Futures*	September 16	4,193,852	4,350,811	156,959
99	GBP	90-Day Sterling Pound Futures	December 16	16,314,279	16,330,196	15,917
83	GBP	90-Day Sterling Pound Futures	March 17	13,666,378	13,690,973	24,595
69	GBP	90-Day Sterling Pound Futures	June 17	11,348,521	11,381,652	33,131
63	GBP	90-Day Sterling Pound Futures	September 17	10,364,514	10,391,943	27,429
57	GBP	90-Day Sterling Pound Futures	December 17	9,374,239	9,401,291	27,052
52	GBP	90-Day Sterling Pound Futures	March 18	8,549,497	8,575,756	26,259
49	GBP	90-Day Sterling Pound Futures	June 18	8,057,013	8,080,190	23,177
359	GBP	United Kingdom Long Gilt Bond Futures	September 16	61,320,019	62,216,765	896,746
1	JPY	Japan Government Bond 10 Year Futures	September 16	1,501,977	1,495,565	(6,412)
42	JPY	JGB MINI 10 Year Futures	September 16	6,266,711	6,288,783	22,072
17	USD	90-Day Eurodollar Futures	June 17	4,214,501	4,212,175	(2,326)
21	USD	90-Day Eurodollar Futures	September 17	5,202,071	5,201,963	(108)
22	USD	90-Day Eurodollar Futures	December 17	5,446,082	5,447,475	1,393
24	USD	90-Day Eurodollar Futures	March 18	5,937,847	5,941,200	3,353
25	USD	90-Day Eurodollar Futures	June 18	6,180,751	6,186,875	6,124
				$557,376,049	$563,063,927	$5,687,878
				Proceeds
US Treasury futures sell contracts:
32	USD	US Long Bond Futures	September 16	$5,546,935	$5,582,000	$(35,065)
28	USD	US Treasury Note 10 Year Futures	September 16	3,740,999	3,725,313	15,686
128	USD	US Ultra Treasury Note 10 Year Futures	September 16	17,982,896	18,714,000	(731,104)
Index futures sell contracts:
15	AUD	ASX SPI 200 Index Futures	September 16	1,500,672	1,572,811	(72,139)
3	CHF	Swiss Market Index Futures*	September 16	253,342	251,744	1,598
6	EUR	CAC 40 Index Futures	August 16	293,247	297,802	(4,555)
32	EUR	DAX Index Futures	September 16	8,794,513	9,235,578	(441,065)
30	EUR	EURO STOXX 50 Index Futures	September 16	986,681	1,000,499	(13,818)
4	EUR	FTSE MIB Index Futures	September 16	361,445	376,095	(14,650)
12	EUR	IBEX 35 Index Futures	August 16	1,143,019	1,149,886	(6,867)
2	HKD	H-Shares Index Futures*	August 16	117,472	115,655	1,817
5	HKD	Hang Seng Index Futures	August 16	711,270	701,627	9,643
12	JPY	NIKKEI 225 Index Futures	September 16	1,930,449	1,953,447	(22,998)
49	JPY	TOPIX Index Futures	September 16	6,320,862	6,379,821	(58,959)
73	SEK	OMX 30 Index Futures	August 16	1,152,974	1,181,974	(29,000)
274	USD	Russell 2000 Mini Index Futures	September 16	31,681,230	33,345,800	(1,664,570)
41	USD	S&P 500 E-Mini Index Futures	September 16	4,390,360	4,444,810	(54,450)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Futures contracts—(concluded)

Number of contracts	Currency		Expiration date	Proceeds	Current value	Unrealized appreciation (depreciation)
Interest rate futures sell contracts—(concluded):
39	CAD	Canadian Bankers Acceptance Futures	December 16	$7,397,327	$7,398,470	$(1,143)
21	CAD	Canadian Bankers Acceptance Futures	March 17	3,983,210	3,983,792	(582)
3	CHF	3 month Euroswiss Interest Rate Futures	December 16	780,481	780,566	(85)
1	CHF	3 month Euroswiss Interest Rate Futures	March 17	260,174	260,215	(41)
397	EUR	German Euro Bund Futures	September 16	73,563,048	74,481,829	(918,781)
15	USD	90-Day Eurodollar Futures	December 16	3,716,636	3,718,687	(2,051)
1	USD	90-Day Eurodollar Futures	March 17	247,811	247,850	(39)
				$176,857,053	$180,900,271	$(4,043,218)
						$1,644,660

* Exposure to Futures Contracts is achieved through the use of a swap contract with Bank of America N.A.

Forward foreign currency contracts

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	AUD	28,609,045	USD	20,921,024	09/21/16	$(786,535)
BB	CAD	480,000	USD	375,420	09/20/16	7,690
BB	CAD	6,038,755	USD	4,674,983	09/21/16	48,649
BB	CAD	4,195,439	USD	3,181,033	09/21/16	(33,123)
BB	DKK	2,700,000	USD	414,117	09/20/16	7,480
BB	EUR	666,227	SEK	6,167,000	08/01/16	(24,146)
BB	EUR	666,384	SEK	6,167,000	08/04/16	(24,308)
BB	EUR	8,756,354	USD	9,689,256	09/21/16	(120,600)
BB	GBP	410,000	USD	538,423	08/12/16	(4,263)
BB	GBP	1,572,330	USD	2,064,565	09/21/16	(18,102)
BB	GBP	13,934,962	USD	20,182,535	09/21/16	1,724,649
BB	JPY	355,000,000	USD	3,330,389	08/12/16	(149,857)
BB	JPY	1,154,185,794	USD	10,949,209	09/21/16	(383,607)
BB	KRW	5,000,000,000	USD	4,265,848	08/26/16	(197,053)
BB	KRW	5,175,000,000	USD	4,507,761	10/14/16	(110,848)
BB	NOK	1,000,000	USD	122,780	09/20/16	4,246
BB	NZD	76,377,105	USD	51,977,556	09/21/16	(3,057,594)
BB	SEK	320,343,992	USD	38,626,914	09/21/16	1,097,414
BB	SEK	22,897,360	USD	2,665,490	09/21/16	(17,022)
BB	SGD	10,896,360	USD	7,897,671	09/21/16	(226,581)
BB	USD	12,773,163	AUD	17,744,811	09/21/16	690,989
BB	USD	7,340,080	CAD	9,586,429	09/21/16	4,153
BB	USD	16,761,222	CAD	21,639,781	09/21/16	(182,830)
BB	USD	29,990,128	EUR	26,738,446	09/21/16	(34,704)
BB	USD	16,079,268	EUR	14,458,246	09/21/16	118,490
BB	USD	9,130,368	GBP	6,812,095	09/21/16	(107,245)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
BB	USD	567,935	JPY	58,000,000	08/12/16	$669
BB	USD	29,056,787	JPY	3,147,333,513	09/21/16	1,846,515
BB	USD	4,249,713	KRW	5,000,000,000	08/26/16	213,188
BB	USD	1,419,342	NOK	12,114,611	09/21/16	16,649
BB	USD	58,250,899	NOK	483,178,744	09/21/16	(977,863)
BB	USD	9,604,118	NZD	13,640,558	09/21/16	224,877
BB	USD	1,582,366	NZD	2,191,081	09/21/16	(3,536)
BB	USD	431,640	SEK	3,734,060	09/21/16	5,819
BB	USD	5,945,202	SEK	48,948,511	09/21/16	(210,700)
BB	USD	5,528,196	SGD	7,438,776	09/21/16	18,105
BNP	CHF	800,000	USD	829,856	09/20/16	2,252
BNP	EUR	2,501,779	SEK	23,700,000	10/18/16	(25,793)
BNP	EUR	5,071,000	USD	5,848,577	08/12/16	177,074
BNP	EUR	5,802,219	USD	6,407,593	10/17/16	(100,191)
BNP	EUR	9,747,221	USD	10,770,026	10/19/16	(163,406)
BNP	GBP	3,082,681	USD	4,468,435	08/12/16	388,118
BNP	KRW	3,415,000,000	USD	2,896,522	08/23/16	(151,700)
BNP	KRW	3,415,000,000	USD	2,885,509	08/30/16	(162,571)
BNP	SGD	2,928,000	USD	2,159,333	10/05/16	(23,540)
BNP	USD	1,272,809	EUR	1,150,000	08/12/16	13,373
BNP	USD	120,672	EUR	109,041	10/17/16	1,629
BNP	USD	1,643,592	INR	111,000,000	08/11/16	10,963
BNP	USD	2,860,967	INR	194,500,000	08/24/16	31,925
BNP	USD	8,166,519	INR	553,200,000	08/26/16	58,739
BNP	USD	2,864,275	INR	194,500,000	08/31/16	25,233
BNP	USD	1,159,633	INR	79,000,000	10/18/16	4,571
BOA	EUR	2,509,072	SEK	23,700,000	10/21/16	(33,933)
BOA	EUR	2,508,028	SEK	23,700,000	10/24/16	(32,721)
BOA	EUR	647,304	SEK	6,167,000	11/14/16	(2,480)
BOA	KRW	2,825,000,000	USD	2,473,059	08/10/16	(48,750)
BOA	KRW	2,825,000,000	USD	2,455,753	10/12/16	(65,524)
BOA	KRW	2,825,000,000	USD	2,480,573	10/24/16	(40,658)
BOA	KRW	2,825,000,000	USD	2,519,487	11/07/16	(1,715)
BOA	SEK	6,167,000	EUR	646,775	08/04/16	2,383
BOA	SGD	3,576,000	USD	2,646,027	10/07/16	(19,899)
BOA	USD	299,557	CAD	390,000	08/12/16	(832)
BOA	USD	1,308,207	GBP	980,000	08/12/16	(11,053)
BOA	USD	2,522,321	KRW	2,825,000,000	08/10/16	(512)
CITI	AUD	860,000	USD	641,672	08/12/16	(11,698)
CITI	AUD	25,162,000	USD	18,139,291	09/21/16	(952,768)
CITI	BRL	427,000	USD	119,239	09/21/16	(10,330)
CITI	CAD	2,150,000	USD	1,691,618	08/12/16	44,798
CITI	CAD	9,902,613	USD	7,629,308	09/21/16	42,845
CITI	CAD	9,622,387	USD	7,330,272	09/21/16	(41,508)
CITI	CHF	444,735	USD	450,754	09/02/16	(8,841)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	CHF	82,000	USD	83,703	09/21/16	$(1,132)
CITI	CHF	6,000	USD	6,229	09/21/16	22
CITI	CHF	2,215,000	USD	2,296,022	10/12/16	1,662
CITI	CHF	4,312,500	USD	4,421,254	10/20/16	(47,727)
CITI	CLP	305,284,000	USD	436,822	09/21/16	(27,274)
CITI	COP	426,430,000	USD	138,210	09/21/16	749
CITI	COP	294,592,000	USD	94,096	09/21/16	(867)
CITI	EUR	8,812,000	USD	9,778,944	09/21/16	(93,252)
CITI	EUR	15,943,000	USD	18,090,388	09/21/16	229,240
CITI	GBP	520,000	USD	683,885	08/12/16	(4,400)
CITI	GBP	1,366,460	USD	1,971,269	09/02/16	161,954
CITI	GBP	1,600,000	USD	2,102,251	09/21/16	(17,067)
CITI	GBP	9,476,000	USD	13,487,108	09/21/16	935,446
CITI	GBP	1,078,578	USD	1,400,000	10/11/16	(29,182)
CITI	GBP	201,455	USD	260,772	10/17/16	(6,196)
CITI	GBP	1,079,094	USD	1,400,000	10/18/16	(30,036)
CITI	GBP	1,083,415	USD	1,400,000	10/25/16	(35,935)
CITI	GBP	1,078,724	USD	1,400,000	10/31/16	(29,864)
CITI	HKD	287,000	USD	37,020	09/21/16	5
CITI	HKD	1,019,000	USD	131,382	09/21/16	(40)
CITI	HUF	480,580,000	USD	1,701,838	09/21/16	(25,781)
CITI	IDR	5,466,350,000	USD	397,179	09/21/16	(17,015)
CITI	IDR	609,101,000	USD	46,426	09/21/16	273
CITI	ILS	3,932,000	USD	1,019,025	09/21/16	(13,026)
CITI	INR	56,639,000	USD	825,318	09/21/16	(13,125)
CITI	JPY	1,932,913,000	USD	18,535,557	09/21/16	(443,491)
CITI	JPY	273,042,000	USD	2,706,080	09/21/16	25,113
CITI	KRW	7,294,903,000	USD	6,172,627	09/21/16	(338,181)
CITI	MXN	13,821,000	USD	728,801	09/21/16	(4,470)
CITI	MXN	84,144,000	USD	4,491,189	09/21/16	26,947
CITI	MYR	3,221,000	USD	781,197	09/21/16	(7,770)
CITI	MYR	513,000	USD	126,268	09/21/16	611
CITI	NOK	26,128,000	USD	3,133,292	09/21/16	36,239
CITI	NOK	29,527,000	USD	3,470,043	09/21/16	(29,906)
CITI	NZD	45,000	USD	32,755	09/21/16	329
CITI	NZD	10,601,000	USD	7,220,675	09/21/16	(418,101)
CITI	PHP	24,038,000	USD	507,245	09/21/16	(1,658)
CITI	PHP	30,248,000	USD	645,074	09/21/16	4,701
CITI	PLN	19,161,000	USD	4,835,345	09/21/16	(75,712)
CITI	PLN	1,058,000	USD	272,644	09/21/16	1,474
CITI	SEK	55,063,000	USD	6,596,072	09/21/16	145,235
CITI	SEK	12,936,000	USD	1,506,241	09/21/16	(9,260)
CITI	SGD	1,768,000	USD	1,293,210	09/21/16	(24,999)
CITI	SGD	3,575,000	USD	2,655,458	10/11/16	(9,638)
CITI	SGD	3,005,000	USD	2,226,000	10/14/16	(14,118)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	TRY	10,052,000	USD	3,267,377	09/21/16	$(58,033)
CITI	TWD	39,150,000	USD	1,204,958	09/21/16	(22,543)
CITI	USD	12,869,966	AUD	17,381,000	09/21/16	318,138
CITI	USD	4,877,288	AUD	6,400,110	09/21/16	(21,105)
CITI	USD	1,833,495	BRL	6,574,000	09/21/16	161,311
CITI	USD	1,399,618	CAD	1,829,000	09/21/16	1,592
CITI	USD	8,514,270	CAD	10,912,192	09/21/16	(154,361)
CITI	USD	53,065	CHF	51,000	09/21/16	(303)
CITI	USD	794,341	CLP	534,608,000	09/21/16	18,376
CITI	USD	460,463	CLP	301,423,000	09/21/16	(2,237)
CITI	USD	244,662	COP	733,134,000	09/21/16	(8,334)
CITI	USD	21,745	EUR	19,609	08/04/16	180
CITI	USD	551,930	EUR	500,000	08/12/16	7,279
CITI	USD	640,941	EUR	570,000	08/12/16	(3,442)
CITI	USD	6,561,601	EUR	5,913,000	09/21/16	62,808
CITI	USD	15,700,558	EUR	13,992,000	09/21/16	(25,141)
CITI	USD	2,743,911	GBP	1,900,000	08/12/16	(229,022)
CITI	USD	1,877,240	GBP	1,441,000	09/21/16	31,471
CITI	USD	4,945,991	GBP	3,365,000	09/21/16	(488,800)
CITI	USD	296,636	HKD	2,300,000	08/12/16	(150)
CITI	USD	166,648	HKD	1,292,000	09/21/16	(16)
CITI	USD	1,187,305	HUF	336,105,000	09/21/16	20,946
CITI	USD	1,100,210	HUF	301,954,000	09/21/16	(14,727)
CITI	USD	1,436,565	IDR	19,832,568,000	09/21/16	66,180
CITI	USD	565,458	ILS	2,165,000	09/21/16	2,800
CITI	USD	51,777	ILS	197,000	09/21/16	(70)
CITI	USD	1,384,445	INR	94,705,028	09/21/16	17,501
CITI	USD	130,385	INR	8,802,000	09/21/16	(87)
CITI	USD	44,769,326	JPY	4,844,125,000	09/21/16	2,794,574
CITI	USD	7,845,709	KRW	9,012,501,000	09/21/16	198,081
CITI	USD	1,781,597	MXN	33,040,000	09/21/16	(28,667)
CITI	USD	727,811	MXN	13,951,000	09/21/16	12,356
CITI	USD	89,257	MYR	369,000	09/21/16	1,128
CITI	USD	528,985	MYR	2,121,000	09/21/16	(9,457)
CITI	USD	1,123,140	NOK	9,174,000	09/21/16	(35,711)
CITI	USD	441,976	NOK	3,767,000	09/21/16	4,541
CITI	USD	20,495,574	NZD	29,640,000	09/21/16	862,160
CITI	USD	24,381	PHP	1,153,000	09/21/16	29
CITI	USD	1,214,301	PHP	57,042,000	09/21/16	(6,678)
CITI	USD	1,638,819	PLN	6,305,000	09/21/16	(22,817)
CITI	USD	2,968,435	PLN	11,785,000	09/21/16	52,118
CITI	USD	1,699,764	SEK	13,763,000	09/21/16	(87,377)
CITI	USD	1,367,338	SGD	1,851,000	09/21/16	12,755
CITI	USD	3,185,619	SGD	4,300,000	09/30/16	20,223
CITI	USD	2,396,381	TRY	7,090,500	09/21/16	(50,697)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(continued)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
CITI	USD	2,152,479	TRY	6,522,500	09/21/16	$5,299
CITI	USD	188,224	TWD	5,987,000	09/21/16	(509)
CITI	USD	811,858	TWD	26,158,000	09/21/16	8,295
CITI	USD	3,384,776	ZAR	51,189,000	09/21/16	266,740
CITI	ZAR	38,309,000	USD	2,401,643	09/21/16	(331,091)
DB	CHF	1,030,000	USD	1,083,210	08/12/16	19,971
DB	CHF	809,000	USD	825,258	11/17/16	(14,516)
DB	EUR	649,257	SEK	6,167,000	11/01/16	(4,715)
DB	EUR	350,000	USD	389,672	09/20/16	(2,419)
DB	EUR	11,957,784	USD	13,289,272	10/17/16	(122,611)
DB	EUR	3,084,000	USD	3,429,408	11/17/16	(31,093)
DB	GBP	630,000	USD	830,532	08/12/16	(3,352)
DB	GBP	430,000	USD	630,756	08/12/16	61,597
DB	HKD	12,000,000	USD	1,547,428	08/12/16	542
DB	JPY	3,611,731	USD	36,050	09/20/16	589
DB	SEK	6,167,000	EUR	648,876	08/01/16	4,747
DB	SEK	2,400,000	USD	299,416	08/12/16	18,811
DB	SEK	2,400,000	USD	296,896	09/20/16	15,742
DB	USD	74,314	DKK	500,000	09/20/16	989
DB	USD	19,103	EUR	17,351	08/01/16	295
DB	USD	345,629	EUR	311,000	11/17/16	3,339
DB	USD	979,893	HKD	7,600,000	08/12/16	(198)
DB	USD	478,104	KRW	571,000,000	09/09/16	31,530
GSB	EUR	1,369,910	USD	1,531,920	09/02/16	(1,448)
GSB	EUR	750,000	USD	830,256	09/21/16	(9,979)
GSB	GBP	5,835,582	USD	8,000,000	09/21/16	270,340
GSB	USD	1,439,190	EUR	1,296,230	09/21/16	12,994
GSB	USD	163,619	GBP	112,281	09/02/16	(14,949)
GSB	USD	790,313	JPY	82,000,000	09/21/16	14,836
MSCI	AUD	3,093,003	USD	2,351,898	09/21/16	5,034
MSCI	AUD	49,182,240	USD	36,214,932	09/21/16	(1,102,859)
MSCI	CAD	29,782,710	USD	23,054,463	09/21/16	237,714
MSCI	CAD	10,052,648	USD	7,694,597	09/21/16	(6,809)
MSCI	EUR	19,589,699	USD	21,728,906	09/21/16	(217,685)
MSCI	EUR	21,461,621	USD	24,315,716	09/21/16	271,987
MSCI	GBP	16,408,067	USD	21,375,763	09/21/16	(357,934)
MSCI	JPY	886,751,883	USD	8,761,783	09/21/16	54,869
MSCI	JPY	2,325,868,137	USD	21,779,235	09/21/16	(1,058,194)
MSCI	NOK	575,399,645	USD	69,006,804	09/21/16	802,469
MSCI	NOK	83,054,767	USD	9,790,745	09/21/16	(54,056)
MSCI	NZD	9,929,721	USD	7,176,359	09/21/16	21,287
MSCI	NZD	19,570,981	USD	13,669,612	09/21/16	(432,676)
MSCI	SEK	191,597,316	USD	22,822,664	09/21/16	376,320
MSCI	SEK	32,374,549	USD	3,750,249	09/21/16	(42,551)
MSCI	SGD	53,377,284	USD	39,146,621	09/21/16	(651,121)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Forward foreign currency contracts—(concluded)

Counterparty	Contracts to deliver		In exchange for		Maturity date	Unrealized appreciation (depreciation)
MSCI	USD	35,479,431	AUD	48,110,928	09/21/16	$1,025,485
MSCI	USD	927,303	AUD	1,217,911	09/21/16	(3,194)
MSCI	USD	1,855,973	CAD	2,428,416	09/21/16	4,454
MSCI	USD	25,888,279	CAD	33,508,738	09/21/16	(216,993)
MSCI	USD	12,436,024	EUR	11,189,136	09/21/16	99,308
MSCI	USD	12,609,434	EUR	11,168,385	09/21/16	(97,349)
MSCI	USD	29,354,921	GBP	20,824,577	09/21/16	(1,771,230)
MSCI	USD	17,506,634	JPY	1,854,912,281	09/21/16	706,534
MSCI	USD	1,066,030	JPY	107,169,230	09/21/16	(13,747)
MSCI	USD	7,033,393	NOK	58,454,427	09/21/16	(104,565)
MSCI	USD	9,835,677	NOK	83,387,828	09/21/16	48,603
MSCI	USD	77,803,413	NZD	113,410,162	09/21/16	3,916,695
MSCI	USD	705,448	NZD	971,701	09/21/16	(5,268)
MSCI	USD	30,535,684	SEK	254,120,159	09/21/16	(764,554)
MSCI	USD	11,783,660	SEK	100,654,993	09/21/16	8,450
MSCI	USD	18,612,197	SGD	25,170,380	09/21/16	154,668
RBS	AUD	2,410,000	USD	1,785,389	09/20/16	(43,294)
RBS	CHF	4,312,500	USD	4,405,834	10/26/16	(64,626)
RBS	EUR	651,867	SEK	6,167,000	10/27/16	(7,663)
RBS	EUR	1,637,531	USD	1,867,228	09/20/16	32,767
RBS	JPY	170,000,000	USD	1,582,346	09/20/16	(86,792)
RBS	SGD	3,576,000	USD	2,640,028	09/19/16	(26,252)
RBS	SGD	450,000	USD	331,526	09/20/16	(3,993)
RBS	SGD	6,504,000	USD	4,791,198	09/30/16	(57,825)
RBS	SGD	7,150,000	USD	5,303,269	10/13/16	(26,837)
RBS	USD	264,260	CHF	260,000	08/12/16	4,131
RBS	USD	69,899	SEK	600,000	08/12/16	252
SG	AUD	11,167,194	USD	8,175,000	09/21/16	(298,282)
SG	CAD	10,540,009	USD	8,200,000	09/21/16	125,223
SG	EUR	3,400,000	USD	3,830,865	09/21/16	21,801
SG	SGD	11,120,672	USD	8,187,500	09/21/16	(103,998)
SG	USD	163,863	EUR	143,610	09/02/16	(3,117)
SG	USD	8,187,500	SGD	10,985,251	09/21/16	3,029
						$1,947,486

Variance swap agreements 7,8

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	GBP	14	12/16/16	Pay	FTSE 100 Index	18.60%	$—	$15,774	$15,774
BNP	GBP	19	12/16/16	Pay	FTSE 100 Index	19.20	—	24,749	24,749
BNP	GBP	18	12/16/16	Pay	FTSE 100 Index	19.60	—	22,350	22,350
BNP	HKD	75	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.40	—	(8,846)	(8,846)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Variance swap agreements7,8—(concluded)

Counterparty	Notional amount (000)		Termination date	Pay/ receive variance	Reference entity	Volatility strike price	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	HKD	100	12/29/16	Receive	China Enterprises Index (Hang Seng)	27.50%	$—	$(13,881)	$(13,881)
BNP	HKD	225	12/29/16	Receive	China Enterprises Index (Hang Seng)	28.20	—	(28,580)	(28,580)
BNP	HKD	160	12/29/16	Receive	China Enterprises Index (Hang Seng)	28.35	—	(16,207)	(16,207)
BNP	HKD	500	12/29/16	Receive	Hang Seng Index	25.20	—	(256,031)	(256,031)
BNP	KRW	20,000	12/08/16	Receive	Kospi 200 Index	19.80	—	(76,198)	(76,198)
BNP	KRW	20,000	12/08/16	Receive	Kospi 200 Index	19.90	—	(78,312)	(78,312)
BNP	KRW	40,000	12/08/16	Receive	Kospi 200 Index	21.00	—	(220,289)	(220,289)
BNP	KRW	30,000	12/08/16	Receive	Kospi 200 Index	21.40	—	(166,225)	(166,225)
BNP	USD	26	12/16/16	Pay	S&P 500 Index	19.20	—	94,960	94,960
BNP	USD	18	12/16/16	Pay	S&P 500 Index	19.95	—	51,815	51,815
BNP	USD	18	12/16/16	Pay	S&P 500 Index	20.25	—	56,900	56,900
BNP	USD	28	12/16/16	Pay	S&P 500 Index	21.10	—	133,090	133,090
BNP	USD	50	12/16/16	Pay	S&P 500 Index	22.55	—	295,655	295,655
GS	EUR	5	12/16/16	Pay	DJ Euro Stoxx 50SX5E	27.78	—	(274,240)	(274,240)
GS	EUR	2	12/15/17	Receive	DJ Euro Stoxx 50SX5E	27.35	—	211,844	211,844
							$—	$(231,672)	$(231,672)

Centrally cleared interest rate swap agreements

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
AUD	130,000	05/10/18	6 Month AUD Bank Bill Rate	1.771%	$73,194	$73,194
AUD	15,000	11/21/18	6 Month AUD Bank Bill Rate	3.235	311,465	311,465
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.890	96,137	96,137
AUD	5,931	05/08/19	6 Month AUD Bank Bill Rate	2.908	97,669	97,669
AUD	3,954	05/08/19	6 Month AUD Bank Bill Rate	2.775	57,379	57,379
AUD	3,954	05/11/19	6 Month AUD Bank Bill Rate	2.833	60,938	60,938
AUD	1,977	05/11/19	6 Month AUD Bank Bill Rate	2.835	30,542	30,542
AUD	1,977	05/12/19	6 Month AUD Bank Bill Rate	2.823	30,140	30,140
AUD	3,276	05/15/19	6 Month AUD Bank Bill Rate	2.961	56,599	56,599
AUD	16,600	12/04/19	6 Month AUD Bank Bill Rate	2.650	210,594	210,594
AUD	4,056	12/14/19	6 Month AUD Bank Bill Rate	2.652	51,609	51,609
AUD	1,352	12/18/19	6 Month AUD Bank Bill Rate	2.650	17,120	17,120
AUD	2,704	12/18/19	6 Month AUD Bank Bill Rate	2.650	34,131	34,131
AUD	4,056	12/18/19	6 Month AUD Bank Bill Rate	2.650	51,360	51,360
EUR	1,130	01/18/26	1.499%	6 Month EURIBOR	(59,734)	(12,061)
EUR	1,129	01/15/26	1.520	6 Month EURIBOR	(61,110)	(14,423)
EUR	1,046	12/22/25	1.552	6 Month EURIBOR	(59,344)	(9,354)
EUR	1,046	12/15/25	1.559	6 Month EURIBOR	(59,996)	(8,251)
EUR	1,046	12/16/25	1.572	6 Month EURIBOR	(60,734)	(9,521)
EUR	753	01/11/26	1.574	6 Month EURIBOR	(43,152)	(8,093)
EUR	1,046	12/10/25	1.576	6 Month EURIBOR	(61,173)	(8,110)
EUR	1,394	12/11/25	1.579	6 Month EURIBOR	(81,732)	(11,738)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
EUR	1,394	01/06/26	1.611%	6 Month EURIBOR	$(83,082)	$(12,157)
EUR	1,046	12/21/25	1.620	6 Month EURIBOR	(63,437)	(8,582)
EUR	1,046	12/17/25	1.674	6 Month EURIBOR	(66,758)	(9,589)
EUR	1,046	12/18/25	1.679	6 Month EURIBOR	(66,984)	(9,656)
EUR	1,046	12/10/25	6 Month EURIBOR	1.576%	61,173	61,173
EUR	1,394	12/11/25	6 Month EURIBOR	1.579	81,732	81,732
EUR	1,046	12/15/25	6 Month EURIBOR	1.559	59,996	59,996
EUR	1,046	12/16/25	6 Month EURIBOR	1.572	60,734	60,734
EUR	1,046	12/17/25	6 Month EURIBOR	1.674	66,757	66,757
EUR	1,046	12/18/25	6 Month EURIBOR	1.679	66,984	66,984
EUR	1,046	12/21/25	6 Month EURIBOR	1.620	63,437	63,437
EUR	1,046	12/22/25	6 Month EURIBOR	1.552	59,344	59,344
EUR	1,394	01/06/26	6 Month EURIBOR	1.611	83,082	83,082
EUR	753	01/11/26	6 Month EURIBOR	1.574	43,153	43,153
EUR	1,129	01/15/26	6 Month EURIBOR	1.520	61,110	61,110
EUR	1,130	01/18/26	6 Month EURIBOR	1.499	59,734	59,734
GBP	1,661	01/14/26	2.239	6 Month GBP LIBOR	(133,258)	(133,258)
GBP	2,138	11/27/25	2.275	6 Month GBP LIBOR	(178,944)	(178,944)
GBP	1,661	01/13/26	2.288	6 Month GBP LIBOR	(138,571)	(138,571)
GBP	1,604	11/25/25	2.292	6 Month GBP LIBOR	(136,058)	(136,058)
GBP	2,215	01/08/26	2.298	6 Month GBP LIBOR	(186,338)	(186,338)
GBP	1,604	11/30/25	2.309	6 Month GBP LIBOR	(137,509)	(137,509)
GBP	535	11/30/25	2.316	6 Month GBP LIBOR	(46,078)	(46,078)
GBP	2,215	01/11/26	2.316	6 Month GBP LIBOR	(188,850)	(188,850)
GBP	1,069	11/25/25	2.320	6 Month GBP LIBOR	(92,641)	(92,641)
GBP	1,604	12/03/25	2.322	6 Month GBP LIBOR	(138,893)	(138,893)
GBP	2,215	01/12/26	2.329	6 Month GBP LIBOR	(190,699)	(190,699)
GBP	1,107	01/07/26	2.337	6 Month GBP LIBOR	(96,012)	(96,012)
GBP	2,138	12/01/25	2.339	6 Month GBP LIBOR	(187,660)	(187,660)
GBP	1,539	12/08/25	2.349	6 Month GBP LIBOR	(135,756)	(135,756)
GBP	1,539	12/18/25	2.358	6 Month GBP LIBOR	(136,246)	(136,246)
GBP	1,539	12/11/25	2.367	6 Month GBP LIBOR	(137,484)	(137,484)
GBP	2,052	12/09/25	2.373	6 Month GBP LIBOR	(184,210)	(184,210)
GBP	1,539	12/14/25	2.391	6 Month GBP LIBOR	(139,759)	(139,759)
GBP	1,539	12/17/25	2.396	6 Month GBP LIBOR	(140,115)	(140,115)
GBP	2,138	12/07/25	2.399	6 Month GBP LIBOR	(195,670)	(195,670)
GBP	2,052	01/04/26	2.410	6 Month GBP LIBOR	(187,779)	(187,779)
GBP	1,539	12/16/25	2.458	6 Month GBP LIBOR	(146,302)	(146,302)
GBP	1,539	12/15/25	2.467	6 Month GBP LIBOR	(147,235)	(147,235)
GBP	1,604	11/25/25	6 Month GBP LIBOR	2.292	136,058	21,592
GBP	1,069	11/25/25	6 Month GBP LIBOR	2.320	92,641	8,364
GBP	2,138	11/27/25	6 Month GBP LIBOR	2.275	178,944	14,005
GBP	535	11/30/25	6 Month GBP LIBOR	2.316	46,078	6,875
GBP	1,604	11/30/25	6 Month GBP LIBOR	2.309	137,509	10,105
GBP	2,138	12/01/25	6 Month GBP LIBOR	2.339	187,660	18,952

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
GBP	1,604	12/03/25	6 Month GBP LIBOR	2.322%	$138,893	$9,818
GBP	2,138	12/07/25	6 Month GBP LIBOR	2.399	195,670	14,758
GBP	1,539	12/08/25	6 Month GBP LIBOR	2.349	135,756	17,382
GBP	2,052	12/09/25	6 Month GBP LIBOR	2.373	184,210	20,745
GBP	1,539	12/11/25	6 Month GBP LIBOR	2.367	137,483	16,857
GBP	1,539	12/14/25	6 Month GBP LIBOR	2.391	139,760	16,330
GBP	1,539	12/15/25	6 Month GBP LIBOR	2.467	147,235	17,096
GBP	1,539	12/16/25	6 Month GBP LIBOR	2.458	146,302	16,799
GBP	1,539	12/17/25	6 Month GBP LIBOR	2.396	140,115	14,524
GBP	1,539	12/18/25	6 Month GBP LIBOR	2.358	136,246	14,377
GBP	2,052	01/04/26	6 Month GBP LIBOR	2.410	187,778	20,007
MXN	610,900	05/04/22	Mexico Interbank TIIE 28 Days	6.220	(36,735)	(36,735)
MXN	72,000	05/06/22	Mexico Interbank TIIE 28 Days	6.215	(4,865)	(4,865)
USD	23,130	05/10/18	0.985%	3 Month USD LIBOR	(13,357)	(13,357)
USD	7,235	05/09/18	1.006	3 Month USD LIBOR	(5,713)	(5,713)
USD	9,417	05/17/18	1.021	3 Month USD LIBOR	(8,624)	(8,624)
USD	15,567	05/05/18	1.026	3 Month USD LIBOR	(15,665)	(15,665)
USD	13,644	05/08/18	1.028	3 Month USD LIBOR	(13,744)	(13,744)
USD	3,348	05/18/18	1.037	3 Month USD LIBOR	(3,584)	(3,584)
USD	6,702	05/18/18	1.039	3 Month USD LIBOR	(7,307)	(7,307)
USD	16,596	05/19/18	1.069	3 Month USD LIBOR	(23,050)	(23,050)
USD	1,294	05/03/18	1.079	3 Month USD LIBOR	(1,981)	(1,981)
USD	26,450	04/28/18	1.128	3 Month USD LIBOR	(54,057)	(54,057)
USD	26,450	04/28/18	1.137	3 Month USD LIBOR	(56,333)	(56,333)
USD	3,521	05/22/18	1.138	3 Month USD LIBOR	(7,242)	(7,242)
USD	2,058	05/23/18	1.168	3 Month USD LIBOR	(4,854)	(4,854)
USD	3,100	05/12/22	1.375	3 Month USD LIBOR	(33,899)	(33,899)
USD	47,900	05/11/22	1.383	3 Month USD LIBOR	(542,127)	(542,127)
USD	4,256	04/22/46	2.414	3 Month USD LIBOR	(142,919)	(142,919)
USD	3,405	04/21/46	2.434	3 Month USD LIBOR	(119,389)	(119,389)
USD	3,405	04/28/46	2.524	3 Month USD LIBOR	(141,205)	(141,205)
USD	216	02/06/45	2.527	3 Month USD LIBOR	(13,366)	(13,366)
USD	3,405	04/25/46	2.527	3 Month USD LIBOR	(141,863)	(141,863)
USD	2,554	04/28/46	2.538	3 Month USD LIBOR	(108,583)	(108,583)
USD	3,800	05/06/46	2.546	3 Month USD LIBOR	(163,580)	(163,580)
USD	3,405	04/28/46	2.565	3 Month USD LIBOR	(151,179)	(151,179)
USD	2,270	04/29/46	2.568	3 Month USD LIBOR	(101,463)	(101,463)
USD	344	01/25/45	2.575	3 Month USD LIBOR	(23,174)	(23,174)
USD	414	12/02/25	2.614	3 Month USD LIBOR	(19,981)	592
USD	1,655	12/01/25	2.630	3 Month USD LIBOR	(81,241)	1,081
USD	1,655	12/03/25	2.642	3 Month USD LIBOR	(82,099)	4,993
USD	1,192	12/10/25	2.644	3 Month USD LIBOR	(59,103)	(6,490)
USD	1,241	12/02/25	2.645	3 Month USD LIBOR	(61,788)	(38)
USD	1,192	12/22/25	2.646	3 Month USD LIBOR	(58,950)	(5,041)
USD	1,241	11/27/25	2.648	3 Month USD LIBOR	(62,093)	(1,357)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	1,589	01/06/26	2.648%	3 Month USD LIBOR	$(74,537)	$—
USD	647	01/16/45	2.648	3 Month USD LIBOR	(49,004)	(49,004)
USD	516	01/21/45	2.655	3 Month USD LIBOR	(39,492)	(39,492)
USD	1,241	12/07/25	2.658	3 Month USD LIBOR	(62,441)	2,539
USD	828	11/27/25	2.662	3 Month USD LIBOR	(41,942)	398
USD	1,192	12/15/25	2.667	3 Month USD LIBOR	(60,258)	(6,109)
USD	1,192	12/16/25	2.676	3 Month USD LIBOR	(60,761)	(6,071)
USD	1,589	12/11/25	2.681	3 Month USD LIBOR	(74,849)	—
USD	344	01/28/45	2.703	3 Month USD LIBOR	(28,208)	(28,208)
USD	1,192	12/21/25	2.704	3 Month USD LIBOR	(62,254)	(4,190)
USD	353	01/15/45	2.717	3 Month USD LIBOR	(29,518)	(29,518)
USD	1,192	12/17/25	2.723	3 Month USD LIBOR	(63,350)	(4,638)
USD	1,655	12/09/25	2.726	3 Month USD LIBOR	(88,505)	5,301
USD	666	03/04/45	2.764	3 Month USD LIBOR	(59,191)	(59,191)
USD	793	03/18/45	2.766	3 Month USD LIBOR	(70,594)	(70,594)
USD	999	03/04/45	2.776	3 Month USD LIBOR	(90,164)	(90,164)
USD	572	01/14/45	2.800	3 Month USD LIBOR	(53,263)	(53,263)
USD	572	01/14/45	2.815	3 Month USD LIBOR	(54,244)	(54,244)
USD	215	02/20/45	2.820	3 Month USD LIBOR	(20,487)	(20,487)
USD	666	02/26/45	2.820	3 Month USD LIBOR	(63,452)	(63,452)
USD	333	02/25/45	2.827	3 Month USD LIBOR	(31,998)	(31,998)
USD	666	03/13/45	2.830	3 Month USD LIBOR	(64,126)	(64,126)
USD	1,332	03/05/45	2.836	3 Month USD LIBOR	(129,323)	(129,323)
USD	213	02/25/45	2.850	3 Month USD LIBOR	(21,026)	(21,026)
USD	666	03/11/45	2.863	3 Month USD LIBOR	(66,713)	(66,713)
USD	7,928	09/01/25	2.941	3 Month USD LIBOR	(518,589)	(68,582)
USD	666	03/11/45	2.956	3 Month USD LIBOR	(73,751)	(73,751)
USD	1,192	12/18/25	2.735	3 Month USD LIBOR	(64,047)	(4,159)
USD	13,225	04/28/18	3 Month USD LIBOR	1.137%	28,167	(12,276)
USD	13,225	04/28/18	3 Month USD LIBOR	1.137	28,167	(10,257)
USD	26,450	04/28/18	3 Month USD LIBOR	1.128	54,057	(7,565)
USD	1,294	05/03/18	3 Month USD LIBOR	1.079	1,981	(452)
USD	15,567	05/05/18	3 Month USD LIBOR	1.026	15,665	(6,267)
USD	13,644	05/08/18	3 Month USD LIBOR	1.028	13,744	(5,024)
USD	7,235	05/09/18	3 Month USD LIBOR	1.006	5,713	(2,348)
USD	23,130	05/10/18	3 Month USD LIBOR	0.985	13,358	(11,938)
USD	9,417	05/17/18	3 Month USD LIBOR	1.021	8,624	(17,314)
USD	6,702	05/18/18	3 Month USD LIBOR	1.039	7,307	(8,617)
USD	3,348	05/18/18	3 Month USD LIBOR	1.037	3,584	(3,841)
USD	16,596	05/19/18	3 Month USD LIBOR	1.069	23,050	(25,079)
USD	3,521	05/22/18	3 Month USD LIBOR	1.138	7,241	(5,132)
USD	2,058	05/23/18	3 Month USD LIBOR	1.168	4,854	(2,579)
USD	109,100	05/11/19	3 Month USD LIBOR	1.076	228,412	228,412
USD	15,200	05/12/19	3 Month USD LIBOR	1.067	29,023	29,023
USD	3,247	07/14/25	3 Month USD LIBOR	3.284	267,731	267,731

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Centrally cleared interest rate swap agreements—(continued)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	4,342	07/15/25	3 Month USD LIBOR	3.314%	$364,020	$364,020
USD	6,512	07/16/25	3 Month USD LIBOR	3.291	538,757	538,757
USD	5,427	07/17/25	3 Month USD LIBOR	3.256	439,949	439,949
USD	2,202	07/20/25	3 Month USD LIBOR	3.206	173,284	173,284
USD	3,442	08/10/25	3 Month USD LIBOR	3.006	236,932	236,932
USD	7,928	09/01/25	3 Month USD LIBOR	2.941	518,589	518,589
USD	1,241	11/27/25	3 Month USD LIBOR	2.648	62,093	62,093
USD	828	11/27/25	3 Month USD LIBOR	2.662	41,942	41,942
USD	1,655	12/01/25	3 Month USD LIBOR	2.630	81,241	81,241
USD	414	12/02/25	3 Month USD LIBOR	2.614	19,981	19,981
USD	1,241	12/02/25	3 Month USD LIBOR	2.645	61,788	61,788
USD	1,655	12/03/25	3 Month USD LIBOR	2.642	82,099	82,099
USD	1,241	12/07/25	3 Month USD LIBOR	2.658	62,441	62,441
USD	1,655	12/09/25	3 Month USD LIBOR	2.726	88,505	88,505
USD	1,192	12/10/25	3 Month USD LIBOR	2.644	59,103	59,103
USD	1,589	12/11/25	3 Month USD LIBOR	2.681	81,494	81,494
USD	1,192	12/15/25	3 Month USD LIBOR	2.667	60,258	60,258
USD	1,192	12/16/25	3 Month USD LIBOR	2.676	60,761	60,761
USD	1,192	12/17/25	3 Month USD LIBOR	2.723	63,351	63,351
USD	1,192	12/18/25	3 Month USD LIBOR	2.735	64,048	64,048
USD	1,192	12/21/25	3 Month USD LIBOR	2.704	62,254	62,254
USD	1,192	12/22/25	3 Month USD LIBOR	2.646	58,951	58,951
USD	1,589	01/06/26	3 Month USD LIBOR	2.648	78,342	78,342
USD	857	01/11/26	3 Month USD LIBOR	2.606	40,485	40,485
USD	1,713	01/12/26	3 Month USD LIBOR	2.581	78,893	78,893
USD	1,285	01/15/26	3 Month USD LIBOR	2.512	54,909	54,909
USD	1,285	01/19/26	3 Month USD LIBOR	2.445	50,807	50,807
USD	3,290	09/18/44	3 Month USD LIBOR	3.715	422,340	(5,698)
USD	3,290	09/18/44	3 Month USD LIBOR	3.698	418,111	4,850
USD	4,935	09/29/44	3 Month USD LIBOR	3.612	603,739	70,258
USD	4,144	06/11/45	3 Month USD LIBOR	3.138	355,287	30,626
USD	1,100	04/21/46	3 Month USD LIBOR	2.434	38,569	12,093
USD	4,256	04/22/46	3 Month USD LIBOR	2.414	142,919	117,043
USD	3,442	08/10/25	3.006%	3 Month USD LIBOR	(236,932)	(34,132)
USD	2,763	06/08/45	3.093	3 Month USD LIBOR	(227,711)	(227,711)
USD	714	12/24/44	3.095	3 Month USD LIBOR	(90,610)	(90,610)
USD	4,144	06/11/45	3.138	3 Month USD LIBOR	(355,287)	(355,287)
USD	1,400	07/09/45	3.170	3 Month USD LIBOR	(123,263)	(123,263)
USD	1,500	06/15/45	3.180	3 Month USD LIBOR	(133,163)	(133,163)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(109,145)	(109,145)
USD	786	12/12/44	3.200	3 Month USD LIBOR	(109,145)	(109,145)
USD	302	12/11/44	3.205	3 Month USD LIBOR	(42,118)	(42,118)
USD	2,202	07/20/25	3.206	3 Month USD LIBOR	(173,284)	(15,715)
USD	2,300	07/02/45	3.223	3 Month USD LIBOR	(211,297)	(211,297)
USD	3,700	06/25/45	3.236	3 Month USD LIBOR	(343,418)	(343,418)

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Centrally cleared interest rate swap agreements—(concluded)

Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Value	Unrealized appreciation (depreciation)
USD	1,900	06/29/45	3.245%	3 Month USD LIBOR	$(177,605)	$(177,605)
USD	5,427	07/17/25	3.256	3 Month USD LIBOR	(439,949)	(32,752)
USD	3,247	07/14/25	3.284	3 Month USD LIBOR	(267,731)	(12,518)
USD	3,256	07/16/25	3.291	3 Month USD LIBOR	(269,379)	(21,117)
USD	3,256	07/16/25	3.291	3 Month USD LIBOR	(269,379)	(16,679)
USD	4,342	07/15/25	3.314	3 Month USD LIBOR	(364,020)	(23,949)
USD	1,500	10/06/44	3.508	3 Month USD LIBOR	(169,588)	(169,588)
USD	4,935	09/29/44	3.632	3 Month USD LIBOR	(603,739)	(603,739)
USD	3,290	09/25/44	3.645	3 Month USD LIBOR	(405,364)	(405,364)
USD	1,645	09/25/44	3.645	3 Month USD LIBOR	(202,682)	(202,682)
USD	3,290	09/18/44	3.698	3 Month USD LIBOR	(418,111)	(418,111)
USD	3,290	09/18/44	3.715	3 Month USD LIBOR	(422,340)	(422,340)
USD	3,290	09/19/44	3.745	3 Month USD LIBOR	(429,343)	(429,343)
USD	1,645	09/19/44	3.755	3 Month USD LIBOR	(215,940)	(215,940)
					$(4,739,675)	$(5,020,891)

Centrally cleared credit default swap agreements on credit indices—buy protection11

Referenced obligations[9]	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized depreciation
CDX Investment Grade Series 26 Index	USD	8,710	06/20/21	1.000%	$115,374	$(124,175)	$(8,801)
CDX Investment Grade Series 26 Index	USD	24,400	06/20/21	1.000	180,126	(347,862)	(167,736)
CDX North America High Yield 26 Index	USD	4,060	06/20/21	5.000	65,951	(202,323)	(136,372)
iTraxx Europe Senior Financials Series 25 Index	EUR	29,500	06/20/21	1.000	(319,473)	(176,904)	(496,377)
					$41,978	$(851,264)	$(809,286)

Centrally cleared credit default swap agreements on credit indices—sell protection12

Referenced obligations[9]	Notional amount (000)		Termination date	Payments received by the Portfolio[10]	Upfront payments made	Value	Unrealized appreciation	Credit spread[13]
CDX Investment Grade Series 26 Index	USD	6,630	06/20/21	1.000%	$(53,815)	$94,521	$40,706	0.73%
CDX Investment Grade Series 26 Index	USD	16,000	06/20/21	1.000	(184,647)	228,106	43,459	0.73
CDX North America High Yield 26 Index	USD	20,350	06/20/21	5.000	(346,545)	1,001,353	654,808	3.97
CDX Investment Grade Series 26 Index	USD	3,810	06/20/21	1.000	(32,857)	54,318	21,461	0.73
CDX Investment Grade Series 26 Index	USD	44,500	06/20/21	1.000	(375,982)	634,420	258,438	0.73
CDX Investment Grade Series 26 Index	USD	4,030	06/20/21	1.000	(30,553)	57,454	26,901	0.73
CDX Investment Grade Series 26 Index	USD	10,200	06/20/21	1.000	(89,561)	145,418	55,857	0.73
CDX North America High Yield 26 Index	USD	13,009	06/20/21	5.000	(170,285)	648,262	477,977	4.02
CDX North America High Yield 26 Index	USD	2,300	06/20/21	5.000	(77,162)	114,617	37,455	4.02
iTraxx Europe Senior Financials Series 25 Index	EUR	29,500	06/20/21	1.000	(176,505)	562,379	385,874	0.67
					$(1,537,912)	$3,540,848	$2,002,936

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Total return swap agreements7

Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio[10]	Payments received by the Portfolio[10]	Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP	USD	5,035	07/25/17	1 Month USD LIBOR plus 52 bps	RUGL	$—	$67,381	$67,381
BNP	USD	2,879	08/12/16	SPDR S&P ETF	3 Month USD LIBOR	(1,064)	(607,862)	(608,926)
BNP	USD	4,550	12/15/17	RU20INTR	3 Month USD LIBOR minus 69 bps	—	(287,916)	(287,916)
CITI	USD	2,264	09/06/16	IXRTR	1 Month USD LIBOR plus 31 bps	—	23,657	23,657
CITI	USD	1,829	09/06/16	IXRTR	1 Month USD LIBOR plus 31 bps	—	19,116	19,116
CITI	USD	2,606	09/06/16	IXRTR	1 Month USD LIBOR plus 31 bps	—	27,240	27,240
SG	USD	1,490	06/09/17	3 Month USD LIBOR minus 37 bps	SGAVIVA1 Index	—	(141,629)	(141,629)
SG	USD	1,798	06/09/17	3 Month USD LIBOR minus 37 bps	SGAVIVA1 Index	—	(77,022)	(77,022)
						$(1,064)	$(977,035)	$(978,099)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$278,912,893	$—	$—	$278,912,893
Preferred stock	282,718	—	—	282,718
Warrants	2,692	—	—	2,692
Investment companies	69,423,289	31,136,407	—	100,559,696
US government obligations	—	46,413,723	—	46,413,723
Collateralized mortgage obligation	—	5,319,667	—	5,319,667
Corporate notes	—	23,154,265	—	23,154,265
Non-US government obligations	—	23,884,653	—	23,884,653
Time deposits	—	75,950,973	—	75,950,973
Short-term US government obligations	—	83,463,446	—	83,463,446
Repurchase agreement	—	134,135,000	—	134,135,000
Options purchased	5,363,137	5,746,338	—	11,109,475
Futures contracts	5,780,906	—	—	5,780,906
Forward foreign currency contracts	—	21,727,768	—	21,727,768
Swap agreements	—	15,306,750	—	15,306,750
Total	$359,765,635	$466,238,990	$—	$826,004,625

PACE Alternative Strategies Investments Fund
Portfolio of investments—July 31, 2016

Fair valuation summary—(concluded)

Liabilities Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Investments sold short	$(99,920,780)	$—	$—	$(99,920,780)
Written options	(889,434)	(121,454)	—	(1,010,888)
Written swaptions	—	(222,319)	—	(222,319)
Futures contracts	(4,136,246)	—	—	(4,136,246)
Forward foreign currency contracts	—	(19,780,282)	—	(19,780,282)
Swap agreements	—	(18,565,548)	—	(18,565,548)
Total	$(104,946,460)	$(38,689,603)	$—	$(143,636,063)

At July 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*  Non-income producing security.

†  Amount represents less than 0.005%

1  Security, or portion thereof, pledged as collateral for investments sold short, written options or futures.

2  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

3  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. At July 31, 2016, the value of these securities amounted to 2.48% of net assets.

4  Step bond that converts to the noted fixed rate at a designated future date.

5  Perpetual investment. The maturity date reflects the next call date.

6  Rates shown is the discount rate at date of purchase.

7  Illiquid investments as of July 31, 2016.

8  At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the reference entity and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the reference entity is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Portfolio would owe the payoff amount when the realized price variance of the reference entity is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

9  Payments from/to the counterparty will be received/made upon the occurrence of a failure to pay, obligation acceleration, repudiation or restructuring of the referenced obligation.

10  Payments made/received are based on the notional amount.

11  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index

12  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

PACE Select Advisors Trust

Portfolio acronyms:

ABS  Asset-backed Security

ADR  American Depositary Receipt

ALM  Application Lifecycle Management

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of July 31, 2016.

ASX  Australian Securities Exchange

BHAC  Berkshire Hathaway Assurance Corporation

BOBL  Bundesobligationen

CAC 40  French Stock Market Index

CDX  Compound Index

CLO  Collateralized Loan Obligation

CMBX  A series of indices designed to reflect the creditworthiness of commercial mortgage-backed securities

COFI  Cost of Funds Index

CVR  Contingent Value Right

DAX  German Stock Index

ETF  Exchange Traded Fund

EURIBOR  Euro Interbank Offered Rate

FHA  Federal Housing Administration

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

FREMF  Finnish Real Estate Management Federation

FTSE  London Stock Exchange Index

FTSE MIB  Italian National Stock Exchange Index

FTSE/JSE  South Africa Stock Market Index

GDR  Global Depositary Receipt

GMAC  General Motors Acceptance Corporation

GMTN  Global Medium Term Note

GNMA  Government National Mortgage Association

GSAMP  Goldman Sachs Asset Mortgage Passthrough

GTD  Guaranteed

IBEX 35  Spanish Exchange Index

iTraxx  Credit default swap index products covering regions of Europe, Australia, Japan, and non-Japan Asia

JGB  Japan Government Bond

KOSPI  Korea Composite Stock Price Index

LIBOR  London Interbank Offered Rate

MTN  Medium Term Note

NIKKEI  Tokyo Stock Exchange Index

OAT  Obligation Assimilables du Trésor

OJSC  Open Joint Stock Company

OMX  Stockholm Stock Exchange

OMX 30  Stockholm Stock Exchange

PSF  Permanent School Fund

RASC  Retirement Administration Service Center

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

RU20INTR  Russell 2000 Total Return Index

SBA  Small Business Administration

SDR  Special Drawing Rights

S&P  Standard and Poor's

S&P TSX  S&P/Toronto Stock Exchange Index

SGX  Singapore Stock eXchange

SPDR  Standard and Poor's Depository Receipts

SPI  Swiss Performance Index

STOXX  A series of market indexes that are representative of the European and global markets.

STRIP  Separate Trading of Registered Interest and Principal of Securities

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

TOPIX  Tokyo Stock Price Index

VRD  Variable rate demand notes are payable on demand. The interest rates shown are the current rates as of July 31, 2016 and reset periodically.

PACE Select Advisors Trust

Currency type abbreviations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CLP  Chilean Peso

CNH  Chinese Yuan Renminbi

CNY  Chinese Yuan Renminbi

COP  Colombian Peso

CZK  Czech Koruna

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

ILS  Israeli Shekel

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

NZD  New Zealand Dollar

PHP  Philippine Peso

PLN  Polish Zloty

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

TRY  Turkish Lira

TWD  Taiwan Dollar

USD  United States Dollar

ZAR  South African Rand

Counterparty acronyms:

ANZ  Australia and New Zealand Banking Group

BB  Barclays Bank PLC

BNP  BNP Paribas

BOA  Bank of America

CITI  Citibank NA

CSI  Credit Suisse International

DB  Deutsche Bank AG

GS  Goldman Sachs

GSB  Goldman Sachs Bank USA

GSI  Goldman Sachs International

HSBC  HSBC Bank PLC

JPMCB  JPMorgan Chase Bank

MSCI  Morgan Stanley & Co. International PLC

RBC  Royal Bank of Canada

RBS  Royal Bank of Scotland PLC

SG  Societe Generale

SSC  State Street Bank and Trust Co.

WBC  Westpac Banking Corp.

PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2016 to July 31, 2016.

Actual expenses (unaudited)

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes (unaudited)

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

PACE Select Advisors Trust

		Beginning account value February 1, 2016	Ending account value July 31, 2016	Expenses paid during period[1] 02/01/16 to 07/31/16	Expense ratio during the period
PACE Government Money Market Investments
Class P	Actual	$1,000.00	$1,000.00	$1.69	0.34%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.17	1.71	0.34
PACE Mortgage-Backed Securities Fixed Income Investments
Class A	Actual	1,000.00	1,024.10	4.88	0.97
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.04	4.87	0.97
Class C	Actual	1,000.00	1,021.50	7.39	1.47
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.55	7.37	1.47
Class Y	Actual	1,000.00	1,024.60	3.62	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.28	3.62	0.72
Class P	Actual	1,000.00	1,025.40	3.63	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.28	3.62	0.72
PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,026.30	4.69	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
Class C	Actual	1,000.00	1,023.70	7.20	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.75	7.17	1.43
Class Y	Actual	1,000.00	1,027.60	3.43	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
Class P	Actual	1,000.00	1,027.60	3.43	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
PACE Strategic Fixed Income Investments
Class A	Actual	1,000.00	1,062.00	5.02	0.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.99	4.92	0.98
Class C	Actual	1,000.00	1,059.90	7.78	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.30	7.62	1.52
Class Y	Actual	1,000.00	1,062.70	4.56	0.89
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.44	4.47	0.89
Class P	Actual	1,000.00	1,063.00	4.10	0.80
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.88	4.02	0.80
PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,022.80	4.27	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.64	4.27	0.85
Class C	Actual	1,000.00	1,019.50	6.78	1.35
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.15	6.77	1.35
Class Y	Actual	1,000.00	1,023.90	3.42	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.48	3.42	0.68
Class P	Actual	1,000.00	1,024.10	3.02	0.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.88	3.02	0.60

PACE Select Advisors Trust

		Beginning account value February 1, 2016	Ending account value July 31, 2016	Expenses paid during period[1] 02/01/16 to 07/31/16	Expense ratio during the period
PACE International Fixed Income Investments
Class A	Actual	$1,000.00	$1,120.00	$5.48	1.04%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.69	5.22	1.04
Class C	Actual	1,000.00	1,116.20	7.95	1.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.36	7.57	1.51
Class Y	Actual	1,000.00	1,120.70	4.11	0.78
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.99	3.92	0.78
Class P	Actual	1,000.00	1,121.10	4.43	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.69	4.22	0.84
PACE High Yield Investments
Class A	Actual	1,000.00	1,123.00	5.65	1.07
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.54	5.37	1.07
Class C	Actual	1,000.00	1,120.30	8.33	1.58
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.01	7.92	1.58
Class Y	Actual	1,000.00	1,123.80	4.49	0.85
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.64	4.27	0.85
Class P	Actual	1,000.00	1,123.40	5.02	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.14	4.77	0.95
PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,129.60	7.73	1.46
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.32	1.46
Class C	Actual	1,000.00	1,126.00	11.84	2.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.72	11.22	2.24
Class Y	Actual	1,000.00	1,131.60	6.36	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class P	Actual	1,000.00	1,131.70	6.47	1.22
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.12	1.22
PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,093.90	6.14	1.18
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.00	5.92	1.18
Class C	Actual	1,000.00	1,089.60	10.39	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00
Class Y	Actual	1,000.00	1,095.90	4.74	0.91
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.34	4.57	0.91
Class P	Actual	1,000.00	1,095.60	4.85	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.24	4.67	0.93
PACE Small/Medium Co Value Equity Investments
Class A	Actual	1,000.00	1,157.10	6.65	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.70	6.22	1.24
Class C	Actual	1,000.00	1,152.80	10.76	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.07	2.01
Class Y	Actual	1,000.00	1,158.20	5.63	1.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.64	5.27	1.05
Class P	Actual	1,000.00	1,158.00	5.96	1.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.57	1.11

PACE Select Advisors Trust

		Beginning account value February 1, 2016	Ending account value July 31, 2016	Expenses paid during period[1] 02/01/16 to 07/31/16	Expense ratio during the period
PACE Small/Medium Co Growth Equity Investments
Class A	Actual	$1,000.00	$1,137.20	$6.48	1.22%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.80	6.12	1.22
Class C	Actual	1,000.00	1,132.70	10.61	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.92	10.02	2.00
Class Y	Actual	1,000.00	1,137.80	5.90	1.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.57	1.11
Class P	Actual	1,000.00	1,137.60	5.90	1.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.34	5.57	1.11
PACE International Equity Investments
Class A	Actual	1,000.00	1,070.10	10.19	1.98
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	9.92	1.98
Class C	Actual	1,000.00	1,066.10	14.33	2.79
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.99	13.95	2.79
Class Y	Actual	1,000.00	1,071.20	8.65	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.51	8.42	1.68
Class P	Actual	1,000.00	1,071.40	8.81	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.57	1.71
PACE International Emerging Markets Equity Investments
Class A	Actual	1,000.00	1,156.00	9.86	1.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.71	9.22	1.84
Class C	Actual	1,000.00	1,151.00	14.01	2.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.83	13.11	2.62
Class Y	Actual	1,000.00	1,156.80	8.31	1.55
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.16	7.77	1.55
Class P	Actual	1,000.00	1,156.60	8.85	1.65
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.66	8.27	1.65
PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,207.50	7.96	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.65	7.27	1.45
Class C	Actual	1,000.00	1,203.40	12.05	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.92	11.02	2.20
Class Y	Actual	1,000.00	1,206.50	6.58	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
Class P	Actual	1,000.00	1,208.70	6.59	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.02	1.20
PACE Alternative Strategies Investments
Class A	Actual	1,000.00	999.00	9.59	1.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.27	9.67	1.93
Class C	Actual	1,000.00	996.00	13.40	2.70
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.44	13.50	2.70
Class Y	Actual	1,000.00	1,002.90	8.07	1.62
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.81	8.12	1.62
Class P	Actual	1,000.00	1,001.00	8.51	1.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.36	8.57	1.71

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

PACE Select Advisors Trust

Statement of assets and liabilities
July 31, 2016

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Assets:
Investments in securities, at value (cost—$137,511,398; $809,185,325; $433,449,776; $1,039,692,453; $381,458,281; $531,080,054 and $467,440,718, respectively)[1]	$137,511,398	$817,888,818	$439,175,910	$1,077,339,782
Repurchase agreements, at value (cost—$45,925,000; $1,248,000; $15,894,000; $5,382,000; $518,000; $1,866,000 and $6,955,000, respectively)	45,925,000	1,248,000	15,894,000	5,382,000
Total investments in securities, at value (cost—$183,436,398; $810,433,325; $449,343,776; $1,045,074,453; $381,976,281; $532,946,054 and $474,395,718, respectively)	$183,436,398	$819,136,818	$455,069,910	$1,082,721,782
Cash	632	2,500,455	182,001	4,921,470
Cash collateral on futures	—	—	227,597	2,875,455
Cash collateral on swap agreements	—	1,294,000	356,120	6,433,000
Foreign currency, at value (cost—$0; $0; $3,350,557; $2,497,927; $0; $2,236,585 and $1,413,779, respectively)	—	—	3,439,253	2,547,551
Receivable for investments sold	—	6,429,270	2,631,130	1,803,747
Receivable for investments sold short	—	92,047,266	—	—
Receivable for shares of beneficial interest sold	295,601	1,455,604	1,066,329	1,972,946
Receivable for interest	138,026	2,012,906	1,966,016	6,651,912
Receivable from affiliate	42,504	—	—	—
Receivable for when issued TBA securities	—	278,577,655	—	30,830,781
Swap agreements, at value[2]	—	2,392	12,872	87,275
Due from broker	—	—	467,356	—
Unrealized appreciation on forward foreign currency contracts	—	—	20,511	3,315,758
Receivable for variation margin on futures contract	—	—	—	2,381,419
Receivable for foreign tax reclaims	—	—	—	—
Other assets	17,163	23,095	20,727	28,305
Total assets	183,930,324	1,203,479,461	465,459,822	1,146,571,401
Liabilities:
Payable for shares of beneficial interest repurchased	651,635	1,256,830	783,405	994,404
Payable to custodian	3,268	37,058	35,577	83,613
Dividends payable to shareholders	677	—	—	—
Payable for when issued TBA securities	—	590,857,262	525,176	77,432,615
Investments sold short, at value (proceeds—$0; $92,047,266; $0; $0; $0; $0 and $0, respectively)	—	92,171,366	—	—
Payable for investments purchased	—	6,782,197	19,561,033	13,893,391
Due to broker	—	820,643	—	2,217,750
Payable to affiliate	—	190,014	165,151	388,512
Options and swaptions written, at value (premiums received $0; $159,980; $746,778; $1,436,233; $0; $0 and $0, respectively)	—	150,907	533,347	960,225
Payable for variation margin on centrally cleared swap agreements	—	136,207	54,230	985,540
Payable for cash collateral from securities loaned	—	—	10,884,573	17,724,928
Payable for variation margin on futures contracts	—	—	534,189	—
Unrealized depreciation on forward foreign currency contracts	—	—	86,634	4,827,343
Swap agreements, at value[2]	—	—	26,804	2,102,577
Payable for dollar roll transactions	—	—	—	141,926,924
Deferred payable for dollar roll transactions	—	—	—	56,001
Payable for foreign withholding taxes and foreign capital gains taxes	—	—	—	—
Accrued expenses and other liabilities	298,199	441,574	395,294	495,459
Total liabilities	953,779	692,844,058	33,585,413	264,089,282

1  Includes $0; $0; $10,678,241; $17,390,831; $0; $1,196,333 and $57,622,947, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments were $16,879, $1,748 and $3,058,918, respectively.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Assets:
Investments in securities, at value (cost—$137,511,398; $809,185,325; $433,449,776; $1,039,692,453; $381,458,281; $531,080,054 and $467,440,718, respectively)[1]	$407,380,526	$551,179,879	$468,214,666
Repurchase agreements, at value (cost—$45,925,000; $1,248,000; $15,894,000; $5,382,000; $518,000; $1,866,000 and $6,955,000, respectively)	518,000	1,866,000	6,955,000
Total investments in securities, at value (cost—$183,436,398; $810,433,325; $449,343,776; $1,045,074,453; $381,976,281; $532,946,054 and $474,395,718, respectively)	$407,898,526	$553,045,879	$475,169,666
Cash	407	331	669,984
Cash collateral on futures	—	2,966,706	—
Cash collateral on swap agreements	—	—	—
Foreign currency, at value (cost—$0; $0; $3,350,557; $2,497,927; $0; $2,236,585 and $1,413,779, respectively)	—	2,295,684	1,423,527
Receivable for investments sold	2,262,151	—	6,463,579
Receivable for investments sold short	—	—	—
Receivable for shares of beneficial interest sold	166,968	1,010,661	605,393
Receivable for interest	4,608,285	5,177,862	7,756,259
Receivable from affiliate	—	—	—
Receivable for when issued TBA securities	—	—	—
Swap agreements, at value[2]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	6,679,179	229,228
Receivable for variation margin on futures contract	—	2,378,669	—
Receivable for foreign tax reclaims	—	—	4,127
Other assets	20,410	22,459	22,961
Total assets	414,956,747	573,577,430	492,344,724
Liabilities:
Payable for shares of beneficial interest repurchased	573,488	634,095	483,280
Payable to custodian	23,486	85,376	—
Dividends payable to shareholders	—	—	—
Payable for when issued TBA securities	—	—	—
Investments sold short, at value (proceeds—$0; $92,047,266; $0; $0; $0; $0 and $0, respectively)	—	—	—
Payable for investments purchased	1,880,580	—	9,535,234
Due to broker	—	172,310	—
Payable to affiliate	179,021	254,288	224,242
Options and swaptions written, at value (premiums received $0; $159,980; $746,778; $1,436,233; $0; $0 and $0, respectively)	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—
Payable for cash collateral from securities loaned	—	1,220,380	58,971,210
Payable for variation margin on futures contracts	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	5,289,627	2,004,545
Swap agreements, at value[2]	—	—	—
Payable for dollar roll transactions	—	—	—
Deferred payable for dollar roll transactions	—	—	—
Payable for foreign withholding taxes and foreign capital gains taxes	—	6,324	—
Accrued expenses and other liabilities	158,092	460,304	352,306
Total liabilities	2,814,667	8,122,704	71,570,817

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2016

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$182,977,137	$511,436,299	$424,421,849	$863,571,088
Accumulated undistributed (distributions in excess of) net investment income	—	591,116	1,920,184	11,568,318
Accumulated net realized gain (loss)	(592)	(8,282,921)	424,532	(9,024,982)
Net unrealized appreciation	—	6,890,909	5,107,844	16,367,695
Net assets	$182,976,545	$510,635,403	$431,874,409	$882,482,119
Class A
Net assets	$—	$41,260,449	$18,680,847	$13,480,231
Shares outstanding	—	3,136,604	1,500,559	948,492
Net asset value per share	$—	$13.15	$12.45	$14.21
Maximum offering price per share	$—	$13.66	$12.94	$14.76
Class C
Net assets	$—	$12,299,115	$1,644,435	$10,417,606
Shares outstanding	—	933,794	131,891	732,829
Net asset value and offering price per share	$—	$13.17	$12.47	$14.22
Class Y
Net assets	$—	$51,822,902	$400,952	$2,283,143
Shares outstanding	—	3,939,004	32,210	160,928
Net asset value, offering price and redemption value per share[4]	$—	$13.16	$12.45	$14.19
Class P
Net assets	$182,976,545	$405,252,937	$411,148,175	$856,301,139
Shares outstanding	182,975,935	30,792,132	33,022,257	60,284,098
Net asset value, offering price and redemption value per share[4]	$1.00	$13.16	$12.45	$14.20

4  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$383,636,962	$576,552,007	$439,485,681
Accumulated undistributed (distributions in excess of) net investment income	—	(12,797,911)	(1,221,874)
Accumulated net realized gain (loss)	2,582,873	(22,229,471)	(17,690,494)
Net unrealized appreciation	25,922,245	23,930,101	200,594
Net assets	$412,142,080	$565,454,726	$420,773,907
Class A
Net assets	$51,397,369	$45,624,231	$3,764,165
Shares outstanding	3,792,534	4,229,546	392,511
Net asset value per share	$13.55	$10.79	$9.59
Maximum offering price per share	$13.86	$11.21	$9.96
Class C
Net assets	$10,537,290	$3,159,579	$3,346,612
Shares outstanding	777,388	292,698	349,350
Net asset value and offering price per share	$13.55	$10.79	$9.58
Class Y
Net assets	$69,998	$4,040,098	$874,368
Shares outstanding	5,164	375,718	90,855
Net asset value, offering price and redemption value per share[4]	$13.56	$10.75	$9.62
Class P
Net assets	$350,137,423	$512,630,818	$412,788,762
Shares outstanding	25,827,157	47,530,692	42,951,581
Net asset value, offering price and redemption value per share[4]	$13.56	$10.79	$9.61

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (continued)
July 31, 2016

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Assets:
Investments, at value (cost—$1,357,281,505; $965,205,789; $473,644,259; $500,142,599; $1,106,821,648; $401,629,553; $141,041,383 and $633,185,553, respectively)[1]	$1,468,328,575	$1,238,506,695	$513,090,790	$530,105,790
Repurchase agreements, at value (cost—$7,349,000; $35,790,000; $23,820,000; $12,453,000; $3,844,000; $3,820,000; $1,950,000 and $134,135,000, respectively)	7,349,000	35,790,000	23,820,000	12,453,000
Total investments in securities, at value (cost—$1,364,630,505; $1,000,995,789; $497,464,259; $512,595,599; $1,110,665,648; $405,449,553; $142,991,383 and $767,320,553, respectively)	$1,475,677,575	$1,274,296,695	$536,910,790	$542,558,790
Cash	862	1,315	242,825	1,061
Cash collateral on futures	—	—	—	—
Cash collateral for forward foreign currency contracts	—	—	—	—
Cash collateral on swap agreements	—	—	—	—
Cash collateral on investments sold short	18,699,486	—	—	—
Cash collateral on options	—	—	—	—
Foreign currency, at value (cost—$0; $0; $0; $0; $6,323,871; $2,031,319; $78,113 and $0, respectively)	—	—	—	—
Receivable for investments sold	2,424,258	6,751,024	6,656,795	4,917,526
Receivable for investments sold short	2,435,634	—	—	—
Receivable for shares of beneficial interest sold	1,234,170	1,258,242	512,244	452,512
Receivable for dividends and interest	1,610,898	127,963	251,391	64,888
Receivable for variation margin on futures contract	—	—	—	—
Receivable for variation margin on centrally cleared swap agreements	—	—	—	—
Swap agreements, at value	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for cash collateral	—	—	—	—
Receivable for foreign tax reclaims	—	56,224	—	—
Other assets	33,340	33,377	22,260	21,318
Total assets	1,502,116,223	1,282,524,840	544,596,305	548,016,095
Liabilities:
Investments sold short, at value (proceeds—$153,770,032; $0; $0; $0; $120,853,331; $0; $0 and $95,610,426, respectively)	168,986,193	—	—	—
Payable for cash collateral from securities loaned	23,779,046	2,515,957	17,050,926	69,914,089
Payable for investments purchased	3,667,974	2,732,830	13,710,793	7,348,890
Payable for shares of beneficial interest repurchased	1,481,904	1,396,236	544,558	506,343
Payable to affiliate	834,461	828,196	350,379	303,209
Payable for dividend and interest expense on investments sold short	85,854	—	—	—
Payable to custodian	83,373	80,671	32,891	29,812
Payable for foreign withholding taxes and foreign capital gains taxes	18	—	2,784	—
Payable for bank loan	—	—	—	—
Deferred foreign capital gain taxes payable	—	—	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Due to broker	—	—	—	—
Swap agreements, at value[2]	—	—	—	—
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,161,915, respectively)	—	—	—	—
Payable for variation margin on futures contracts	—	—	—	—
Payable for variation margin on centrally cleared swap agreements	—	—	—	—
Accrued expenses and other liabilities	634,119	485,993	451,045	460,593
Total liabilities	199,552,942	8,039,883	32,143,376	78,562,936

1  Includes $35,162,957; $119,122,824; $120,493,974; $121,805,358; $56,894,235; $13,433,019; $6,476,400 and $0, respectively, of investments in securities on loan, at value plus accrued interest and dividends, if any.

2  Net upfront payments received by PACE Alternative Strategies Investments was $1,604.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Assets:
Investments, at value (cost—$1,357,281,505; $965,205,789; $473,644,259; $500,142,599; $1,106,821,648; $401,629,553; $141,041,383 and $633,185,553, respectively)[1]	$1,114,088,792	$410,634,175	$150,593,572	$649,054,201
Repurchase agreements, at value (cost—$7,349,000; $35,790,000; $23,820,000; $12,453,000; $3,844,000; $3,820,000; $1,950,000 and $134,135,000, respectively)	3,844,000	3,820,000	1,950,000	134,135,000
Total investments in securities, at value (cost—$1,364,630,505; $1,000,995,789; $497,464,259; $512,595,599; $1,110,665,648; $405,449,553; $142,991,383 and $767,320,553, respectively)	$1,117,932,792	$414,454,175	$152,543,572	$783,189,201
Cash	1,457	552	109	—
Cash collateral on futures	—	—	—	13,271,403
Cash collateral for forward foreign currency contracts	—	—	—	400,000
Cash collateral on swap agreements	—	—	—	2,724,548
Cash collateral on investments sold short	26,164,501	—	—	48,681,479
Cash collateral on options	—	—	—	3,853,522
Foreign currency, at value (cost—$0; $0; $0; $0; $6,323,871; $2,031,319; $78,113 and $0, respectively)	6,339,818	2,054,282	84,831	—
Receivable for investments sold	1,167,987	7,743,632	1,244,947	12,332,447
Receivable for investments sold short	—	—	—	—
Receivable for shares of beneficial interest sold	1,619,859	747,543	198,207	605,956
Receivable for dividends and interest	1,803,556	1,619,386	159,873	756,567
Receivable for variation margin on futures contract	—	—	—	2,027,073
Receivable for variation margin on centrally cleared swap agreements	—	—	—	138,769
Swap agreements, at value	—	—	—	1,044,531
Due from broker	—	—	—	689,986
Unrealized appreciation on forward foreign currency contracts	—	—	—	21,727,768
Receivable for cash collateral	—	—	—	820,000
Receivable for foreign tax reclaims	1,850,911	—	12,558	76,179
Other assets	28,989	20,424	9,771	30,258
Total assets	1,156,909,870	426,639,994	154,253,868	892,369,687
Liabilities:
Investments sold short, at value (proceeds—$153,770,032; $0; $0; $0; $120,853,331; $0; $0 and $95,610,426, respectively)	123,635,828	—	—	99,920,780
Payable for cash collateral from securities loaned	55,799,689	6,491,485	—	—
Payable for investments purchased	1,284,251	10,163,208	1,228,903	11,269,271
Payable for shares of beneficial interest repurchased	1,044,075	472,227	259,966	1,939,238
Payable to affiliate	699,844	342,492	59,143	821,535
Payable for dividend and interest expense on investments sold short	48,260	—	—	49,624
Payable to custodian	151,167	121,096	21,474	14,071,370
Payable for foreign withholding taxes and foreign capital gains taxes	256,354	623,270	52,492	21,851
Payable for bank loan	590,108	—	—	—
Deferred foreign capital gain taxes payable	—	403,196	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	19,780,282
Due to broker	—	—	—	3,173,699
Swap agreements, at value[2]	—	—	—	2,294,838
Options and swaptions written, at value (premiums received $0; $0; $0; $0; $0; $0; $0 and $1,161,915, respectively)	—	—	—	1,233,207
Payable for variation margin on futures contracts	—	—	—	376,889
Payable for variation margin on centrally cleared swap agreements	—	—	—	171,603
Accrued expenses and other liabilities	649,695	485,235	350,052	445,634
Total liabilities	184,159,271	19,102,209	1,972,030	155,569,821
See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of assets and liabilities (concluded)
July 31, 2016

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,182,176,166	$975,735,346	$470,333,879	$459,706,764
Accumulated undistributed (distributions in excess of) net investment income	11,580,610	1,024,277	890,309	(1,450,466)
Accumulated net realized gain (loss)	12,975,595	24,424,428	1,782,210	(18,766,330)
Net unrealized appreciation	95,830,910	273,300,906	39,446,531	29,963,191
Net assets	$1,302,563,281	$1,274,484,957	$512,452,929	$469,453,159
Class A
Net assets	$111,715,953	$42,861,646	$16,670,051	$21,911,509
Shares outstanding	5,231,716	1,915,665	883,665	1,528,025
Net asset value per share	$21.35	$22.37	$18.86	$14.34
Maximum offering price per share	$22.59	$23.67	$19.96	$15.17
Class C
Net assets	$12,689,930	$3,565,118	$4,323,842	$2,753,144
Shares outstanding	594,215	190,309	270,414	244,243
Net asset value and offering price per share	$21.36	$18.73	$15.99	$11.27
Class Y
Net assets	$17,870,063	$13,989,371	$696,833	$488,339
Shares outstanding	834,723	603,359	35,646	31,632
Net asset value, offering price and redemption value per share[3]	$21.41	$23.19	$19.55	$15.44
Class P
Net assets	$1,160,287,335	$1,214,068,822	$490,762,203	$444,300,167
Shares outstanding	54,449,478	52,721,310	25,358,256	29,220,295
Net asset value, offering price and redemption value per share[3]	$21.31	$23.03	$19.35	$15.21

3  Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,126,940,444	$475,305,844	$145,875,654	$787,595,569
Accumulated undistributed (distributions in excess of) net investment income	13,829,414	4,034,632	1,421,533	(6,915,212)
Accumulated net realized gain (loss)	(172,470,206)	(80,442,883)	(4,574,995)	(53,931,798)
Net unrealized appreciation	4,450,947	8,640,192	9,559,646	10,051,307
Net assets	$972,750,599	$407,537,785	$152,281,838	$736,799,866
Class A
Net assets	$29,788,075	$3,931,259	$372,673	$9,800,113
Shares outstanding	2,099,864	344,537	46,411	933,892
Net asset value per share	$14.19	$11.41	$8.03	$10.49
Maximum offering price per share	$15.02	$12.07	$8.50	$11.10
Class C
Net assets	$2,230,140	$1,337,241	$319,126	$12,397,709
Shares outstanding	160,684	127,136	41,522	1,248,597
Net asset value and offering price per share	$13.88	$10.52	$7.69	$9.93
Class Y
Net assets	$15,899,586	$7,922,829	$25,387	$1,925,917
Shares outstanding	1,124,350	688,355	3,267	184,788
Net asset value, offering price and redemption value per share[3]	$14.14	$11.51	$7.77	$10.42
Class P
Net assets	$924,832,798	$394,346,456	$151,564,652	$712,676,127
Shares outstanding	65,549,996	34,448,331	19,528,888	68,674,436
Net asset value, offering price and redemption value per share[3]	$14.11	$11.45	$7.76	$10.38

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations
For the year ended July 31, 2016

	PACE Government Money Market Investments	PACE Mortgage-Backed Securities Fixed Income Investments	PACE Intermediate Fixed Income Investments	PACE Strategic Fixed Income Investments
Investment income:
Dividends	$—	$—	$12,971	$509,962
Interest (net of foreign withholding taxes of $0; $3,723; $0; $0; $0; $15,963 and $0, respectively)	542,855	12,694,696	9,507,932	32,338,797
Securities lending income (includes $0; $0; $25,211; $28,664; $0; $2,370 and $83,191, respectively earned from an affiliated entity)	—	—	37,331	17,531
	542,855	12,694,696	9,558,234	32,866,290
Expenses:
Investment management and administration fees	692,313	3,234,844	2,259,268	5,323,049
Service fees–Class A	—	113,532	47,485	32,991
Service and distribution fees–Class C	—	93,305	13,494	81,485
Transfer agency and related services fees	828,698	853,994	668,109	926,876
Custody and accounting fees	19,341	220,988	210,907	506,245
Professional fees	124,999	166,469	208,160	226,786
Reports and notices to shareholders	134,584	53,923	48,113	81,639
State registration fees	30,064	54,936	52,990	58,495
Trustees' fees	25,457	31,165	29,348	38,095
Insurance expense	5,375	14,667	11,894	25,315
Interest expense	—	5,093	1,728	544,930
Other expenses	32,874	45,405	35,025	46,995
	1,893,705	4,888,321	3,586,521	7,892,901
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,370,692)	(938,847)	(621,421)	(809,457)
Net expenses	523,013	3,949,474	2,965,100	7,083,444
Net investment income	19,842	8,745,222	6,593,134	25,782,846
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	3,848	14,848,106	1,972,453	1,645,324
Futures	—	32,753	190,528	(221,124)
Options and swaptions written	—	1,292,171	418,794	3,017,365
Investments sold short	—	(322,113)	—	—
Swap agreements	—	(5,226,436)	(604,504)	(3,114,511)
Forward foreign currency contracts	—	—	125,946	1,586,627
Foreign currency transactions	—	—	(76,357)	(942,397)
Net realized gain (loss)	3,848	10,624,481	2,026,860	1,971,284
Net change in unrealized appreciation/depreciation of:
Investments	—	1,456,715	5,538,085	38,361,697
Futures	—	—	(623,927)	2,876,960
Options and swaptions written	—	(424,896)	(34,217)	85,940
Investments sold short	—	1,561,240	22,750	—
Swap agreements	—	(1,549,237)	(394,232)	(17,987,352)
Forward foreign currency contracts	—	—	(123,539)	(2,732,657)
Other assets and liabilities denominated in foreign currency	—	—	152,167	135,194
Net change in unrealized appreciation/depreciation	—	1,043,822	4,537,087	20,739,782
Net realized and unrealized gain (loss) from investment activities	3,848	11,668,303	6,563,947	22,711,066
Net increase in net assets resulting from operations	$23,690	$20,413,525	$13,157,081	$48,493,912

PACE Select Advisors Trust

	PACE Municipal Fixed Income Investments	PACE International Fixed Income Investments	PACE High Yield Investments
Investment income:
Dividends	$—	$—	$13,539
Interest (net of foreign withholding taxes of $0; $3,723; $0; $0; $0; $15,963 and $0, respectively)	13,709,010	13,066,026	28,143,916
Securities lending income (includes $0; $0; $25,211; $28,664; $0; $2,370 and $83,191, respectively earned from an affiliated entity)	—	3,041	183,252
	13,709,010	13,069,067	28,340,707
Expenses:
Investment management and administration fees	2,180,686	4,116,206	3,268,258
Service fees–Class A	130,174	110,127	10,910
Service and distribution fees–Class C	78,198	22,448	26,063
Transfer agency and related services fees	153,259	915,854	712,984
Custody and accounting fees	139,765	504,741	173,584
Professional fees	139,946	181,002	190,424
Reports and notices to shareholders	18,700	65,910	59,788
State registration fees	55,381	56,228	51,994
Trustees' fees	29,131	31,721	28,956
Insurance expense	11,154	15,350	11,793
Interest expense	—	14,366	—
Other expenses	31,813	39,429	32,248
	2,968,207	6,073,382	4,567,002
Fee waivers and/or expense reimbursements by investment manager and administrator	(291,138)	(1,272,295)	(716,802)
Net expenses	2,677,069	4,801,087	3,850,200
Net investment income	11,031,941	8,267,980	24,490,507
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	2,852,505	(14,907,835)	(13,136,555)
Futures	—	(817,298)	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	16,245,903	4,106,711
Foreign currency transactions	—	(593,522)	(1,285,480)
Net realized gain (loss)	2,852,505	(72,752)	(10,315,324)
Net change in unrealized appreciation/depreciation of:
Investments	11,910,940	49,150,268	6,114,333
Futures	—	2,780,452	—
Options and swaptions written	—	—	—
Investments sold short	—	—	—
Swap agreements	—	—	—
Forward foreign currency contracts	—	1,309,834	(2,389,290)
Other assets and liabilities denominated in foreign currency	—	179,129	1,172,658
Net change in unrealized appreciation/depreciation	11,910,940	53,419,683	4,897,701
Net realized and unrealized gain (loss) from investment activities	14,763,445	53,346,931	(5,417,623)
Net increase in net assets resulting from operations	$25,795,386	$61,614,911	$19,072,884

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of operations (concluded)
For the year ended July 31, 2016

	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE Small/Medium Co Value Equity Investments	PACE Small/Medium Co Growth Equity Investments
Investment income:
Dividends (net of foreign withholding taxes of $108,168; $116,556; $30,216; $20,699; $2,816,785; $1,306,045; $118,603 and $192,912, respectively)	$39,871,705	$11,842,302	$7,946,271	$2,240,445
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0; $36 and $28,500, respectively)	1,687	2,894	1,098	1,309
Securities lending income (includes $10,409; $9,375; $33,804; $74,421; $56,194; $16,315; $2,704 and $0, respectively earned from an affiliated entity)	54,247	191,805	305,269	465,474
	39,927,639	12,037,001	8,252,638	2,707,228
Expenses:
Investment management and administration fees	9,596,332	10,006,458	4,018,604	3,796,596
Service fees–Class A	277,764	105,760	41,366	56,522
Service and distribution fees–Class C	128,622	36,602	42,929	30,895
Transfer agency and related services fees	1,098,318	1,046,728	993,318	997,517
Dividend expense, interest expense and other borrowing costs for investments sold short	4,321,583	—	—	—
Custody and accounting fees	502,444	500,652	195,977	185,117
Professional fees	162,419	144,338	140,620	144,429
Reports and notices to shareholders	110,942	76,037	64,658	82,981
State registration fees	61,013	60,454	52,996	52,905
Trustees' fees	45,191	45,126	30,511	29,988
Insurance expense	38,657	38,377	15,011	14,611
Interest expense	1,576	623	—	22
Other expenses	52,984	54,657	35,541	34,369
	16,397,845	12,115,812	5,631,531	5,425,952
Fee waivers and/or expense reimbursements by investment manager and administrator	(161,095)	(96,315)	—	(208,959)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	441
Net expenses	16,236,750	12,019,497	5,631,531	5,217,434
Net investment income	23,690,889	17,504	2,621,107	(2,510,206)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $73,155; $0 and $0, respectively)	19,152,114	51,721,018	9,611,148	8,739,120
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	12,356,779	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Foreign currency transactions	(1,549)	—	(415)	—
Net realized gain (loss)	31,507,344	51,721,018	9,610,733	8,739,120
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $167,025; $0; $0, respectively)	(10,767,650)	(46,533,169)	(5,331,431)	(70,434,920)
Futures	—	—	—	—
Options and swaptions written	—	—	—	—
Investments sold short	(9,849,528)	—	—	—
Swap agreements	—	—	—	—
Forward foreign currency contracts	—	—	—	—
Other assets and liabilities denominated in foreign currency	1	—	—	—
Net change in unrealized appreciation/depreciation	(20,617,177)	(46,533,169)	(5,331,431)	(70,434,920)
Net realized and unrealized gain (loss) from investment activities	10,890,167	5,187,849	4,279,302	(61,695,800)
Net increase in net assets resulting from operations	$34,581,056	$5,205,353	$6,900,409	$(64,206,006)

PACE Select Advisors Trust

	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Global Real Estate Securities Investments	PACE Alternative Strategies Investments
Investment income:
Dividends (net of foreign withholding taxes of $108,168; $116,556; $30,216; $20,699; $2,816,785; $1,306,045; $118,603 and $192,912, respectively)	$32,862,247	$10,196,132	$4,604,468	$7,351,446
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $0; $36 and $28,500, respectively)	494	—	2	3,489,230
Securities lending income (includes $10,409; $9,375; $33,804; $74,421; $56,194; $16,315; $2,704 and $0, respectively earned from an affiliated entity)	635,545	170,949	15,178	—
	33,498,286	10,367,081	4,619,648	10,840,676
Expenses:
Investment management and administration fees	8,637,594	4,226,549	1,131,011	10,720,564
Service fees–Class A	74,995	9,747	843	21,395
Service and distribution fees–Class C	24,298	13,359	3,136	112,402
Transfer agency and related services fees	1,011,103	922,280	689,410	571,089
Dividend expense, interest expense and other borrowing costs for investments sold short	4,326,190	—	1,227	1,127,616
Custody and accounting fees	926,811	711,831	102,662	544,236
Professional fees	193,904	188,392	142,761	349,728
Reports and notices to shareholders	65,105	63,226	62,167	64,232
State registration fees	59,021	55,044	48,435	68,604
Trustees' fees	39,405	28,327	23,705	35,946
Insurance expense	28,457	11,775	4,034	20,930
Interest expense	356	1,407	132	111,846
Other expenses	67,785	53,167	39,712	75,912
	15,455,024	6,285,104	2,249,235	13,824,500
Fee waivers and/or expense reimbursements by investment manager and administrator	(323,033)	(365,020)	(547,380)	(559,058)
Recoupment of fees waived or expenses previously reimbursed	—	—	—	—
Net expenses	15,131,991	5,920,084	1,701,855	13,265,442
Net investment income	18,366,295	4,446,997	2,917,793	(2,424,766)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $73,155; $0 and $0, respectively)	(21,367,854)	(52,871,492)	3,176,505	(30,673,943)
Futures	—	—	—	(5,679,069)
Options and swaptions written	—	—	—	(79,941)
Investments sold short	6,309,055	—	—	16,879,118
Swap agreements	—	—	—	(919,693)
Forward foreign currency contracts	(179,527)	24,550	—	3,345,468
Foreign currency transactions	(131,075)	(430,397)	(48,811)	1,001,891
Net realized gain (loss)	(15,369,401)	(53,277,339)	3,127,694	(16,126,169)
Net change in unrealized appreciation/depreciation of:
Investments (net of change in deferred foreign capital gains taxes of $0; $0; $0; $0; $0; $167,025; $0; $0, respectively)	(50,740,473)	35,371,387	7,765,326	16,679,596
Futures	—	—	—	(904,081)
Options and swaptions written	—	—	—	(980,778)
Investments sold short	1,553,123	—	—	(13,424,666)
Swap agreements	—	—	—	(4,686,436)
Forward foreign currency contracts	—	—	—	(3,730,074)
Other assets and liabilities denominated in foreign currency	30,557	230,094	11,884	85,680
Net change in unrealized appreciation/depreciation	(49,156,793)	35,601,481	7,777,210	(6,960,759)
Net realized and unrealized gain (loss) from investment activities	(64,526,194)	(17,675,858)	10,904,904	(23,086,928)
Net increase in net assets resulting from operations	$(46,159,899)	$(13,228,861)	$13,822,697	$(25,511,694)

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets

	PACE Government Money Market Investments		PACE Mortgage-Backed Securities Fixed Income Investments		PACE Intermediate Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2016	2015	2016	2015	2016	2015
From operations:
Net investment income	$19,842	$21,010	$8,745,222	$5,992,694	$6,593,134	$6,624,471
Net realized gain	3,848	1,868	10,624,481	8,741,969	2,026,860	2,913,021
Net change in unrealized appreciation/depreciation	—	—	1,043,822	2,058,413	4,537,087	(1,438,203)
Net increase in net assets resulting from operations	23,690	22,878	20,413,525	16,793,076	13,157,081	8,099,289
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,006,916)	(917,339)	(263,010)	(300,471)
Net investment income–Class C	—	—	(215,766)	(164,106)	(15,891)	(16,086)
Net investment income–Class Y	—	—	(1,146,926)	(959,832)	(6,942)	(8,135)
Net investment income–Class P	(19,842)	(21,010)	(10,342,027)	(8,706,791)	(6,640,312)	(6,417,370)
Net realized gains–Class A	—	—	—	—	(131,084)	(20,543)
Net realized gains–Class C	—	—	—	—	(12,463)	(1,929)
Net realized gains–Class Y	—	—	—	—	(3,103)	(533)
Net realized gains–Class P	(5,106)	—	—	—	(2,790,103)	(393,490)
	(24,948)	(21,010)	(12,711,635)	(10,748,068)	(9,862,908)	(7,158,557)
From beneficial interest transactions:
Net proceeds from shares sold	256,831,799	183,206,846	108,709,216	101,122,463	83,092,551	73,336,307
Cost of shares repurchased	(242,373,374)	(226,742,570)	(146,802,261)	(144,471,645)	(89,117,955)	(103,080,896)
Proceeds from dividends reinvested	16,261	11,852	11,603,725	9,890,764	8,939,336	6,563,326
Net increase (decrease) in net assets from beneficial interest transactions	14,474,686	(43,523,872)	(26,489,320)	(33,458,418)	2,913,932	(23,181,263)
Redemption fees	—	—	508	22,140	379	11,937
Net increase (decrease) in net assets	14,473,428	(43,522,004)	(18,786,922)	(27,391,270)	6,208,484	(22,228,594)
Net assets:
Beginning of year	168,503,117	212,025,121	529,422,325	556,813,595	425,665,925	447,894,519
End of year	$182,976,545	$168,503,117	$510,635,403	$529,422,325	$431,874,409	$425,665,925
Accumulated undistributed net investment income	$—	$—	$591,116	$395,813	$1,920,184	$1,930,867

PACE Select Advisors Trust

	PACE Strategic Fixed Income Investments		PACE Municipal Fixed Income Investments
	For the years ended July 31,		For the years ended July 31,
	2016	2015	2016	2015
From operations:
Net investment income	$25,782,846	$25,326,554	$11,031,941	$10,736,582
Net realized gain	1,971,284	37,741,831	2,852,505	2,565,096
Net change in unrealized appreciation/depreciation	20,739,782	(36,203,343)	11,910,940	(3,970,786)
Net increase in net assets resulting from operations	48,493,912	26,865,042	25,795,386	9,330,892
Dividends and distributions to shareholders from:
Net investment income–Class A	(352,102)	(583,597)	(1,292,121)	(1,412,028)
Net investment income–Class C	(234,401)	(261,237)	(207,063)	(208,822)
Net investment income–Class Y	(71,126)	(76,482)	(2,267)	(2,202)
Net investment income–Class P	(24,915,797)	(23,904,856)	(9,532,273)	(9,111,979)
Net realized gains–Class A	(91,459)	—	(255,997)	—
Net realized gains–Class C	(76,636)	—	(52,887)	—
Net realized gains–Class Y	(17,865)	—	(411)	—
Net realized gains–Class P	(6,082,217)	—	(1,721,048)	—
	(31,841,603)	(24,826,172)	(13,064,067)	(10,735,031)
From beneficial interest transactions:
Net proceeds from shares sold	130,723,266	154,923,974	64,243,911	85,015,800
Cost of shares repurchased	(215,705,066)	(210,830,699)	(85,572,394)	(92,511,215)
Proceeds from dividends reinvested	29,443,249	23,047,188	11,190,519	9,095,650
Net increase (decrease) in net assets from beneficial interest transactions	(55,538,551)	(32,859,537)	(10,137,964)	1,600,235
Redemption fees	872	20,193	106	13,231
Net increase (decrease) in net assets	(38,885,370)	(30,800,474)	2,593,461	209,327
Net assets:
Beginning of year	921,367,489	952,167,963	409,548,619	409,339,292
End of year	$882,482,119	$921,367,489	$412,142,080	$409,548,619
Accumulated undistributed net investment income	$11,568,318	$10,481,898	$—	$1,551

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (continued)

	PACE International Fixed Income Investments		PACE High Yield Investments		PACE Large Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2016	2015	2016	2015	2016	2015
From operations:
Net investment income (loss)	$8,267,980	$9,801,696	$24,490,507	$24,212,951	$23,690,889	$16,775,073
Net realized gain (loss)	(72,752)	10,782,783	(10,315,324)	(2,618,545)	31,507,344	164,991,691
Net change in unrealized appreciation/depreciation	53,419,683	(50,024,939)	4,897,701	(31,613,085)	(20,617,177)	(89,288,676)
Net increase (decrease) in net assets resulting from operations	61,614,911	(29,440,460)	19,072,884	(10,018,679)	34,581,056	92,478,088
Dividends and distributions to shareholders from:
Net investment income–Class A	(1,270,967)	(1,135,389)	(224,536)	(597,629)	(1,600,974)	(1,525,090)
Net investment income–Class C	(71,865)	(78,518)	(163,374)	(220,431)	(76,124)	(66,854)
Net investment income–Class Y	(125,618)	(115,532)	(53,220)	(65,184)	(296,865)	(293,672)
Net investment income–Class P	(15,380,077)	(11,525,447)	(20,953,766)	(23,460,551)	(19,469,455)	(18,788,240)
Net realized gains–Class A	—	—	—	(95,677)	(12,437,876)	(14,137,477)
Net realized gains–Class C	—	—	—	(69,906)	(1,467,118)	(1,652,069)
Net realized gains–Class Y	—	—	—	(17,723)	(1,945,097)	(2,152,081)
Net realized gains–Class P	—	—	—	(6,529,594)	(127,599,656)	(138,591,954)
Return of capital–Class A	—	(495,088)	(30,687)	—	—	—
Return of capital–Class C	—	(28,081)	(23,690)	—	—	—
Return of capital–Class Y	—	(54,520)	(7,822)	—	—	—
Return of capital–Class P	—	(5,859,791)	(3,115,953)	—	—	—
	(16,848,527)	(19,292,366)	(24,573,048)	(31,056,695)	(164,893,165)	(177,207,437)
From beneficial interest transactions:
Net proceeds from shares sold	70,938,828	95,553,557	68,242,265	90,672,586	114,721,376	136,265,977
Cost of shares repurchased	(120,107,244)	(109,511,562)	(103,053,687)	(102,686,648)	(244,023,149)	(267,096,055)
Proceeds from dividends reinvested	15,504,917	17,870,563	22,662,079	28,870,493	155,548,126	168,243,107
Net increase (decrease) in net assets from beneficial interest transactions	(33,663,499)	3,912,558	(12,149,343)	16,856,431	26,246,353	37,413,029
Redemption fees	94	13,889	110	16,853	230	23,523
Net increase (decrease) in net assets	11,102,979	(44,806,379)	(17,649,397)	(24,202,090)	(104,065,526)	(47,292,797)
Net assets:
Beginning of year	554,351,747	599,158,126	438,423,304	462,625,394	1,406,628,807	1,453,921,604
End of year	$565,454,726	$554,351,747	$420,773,907	$438,423,304	$1,302,563,281	$1,406,628,807
Accumulated undistributed (distributions in excess of) net investment income	$(12,797,911)	$(10,592,878)	$(1,221,874)	$(2,903,233)	$11,580,610	$10,191,229

PACE Select Advisors Trust

	PACE Large Co Growth Equity Investments		PACE Small/Medium Co Value Equity Investments
	For the years ended July 31,		For the years ended July 31,
	2016	2015	2016	2015
From operations:
Net investment income (loss)	$17,504	$(4,719,801)	$2,621,107	$3,541,731
Net realized gain (loss)	51,721,018	235,265,227	9,610,733	48,483,218
Net change in unrealized appreciation/depreciation	(46,533,169)	(35,032,795)	(5,331,431)	(11,509,145)
Net increase (decrease) in net assets resulting from operations	5,205,353	195,512,631	6,900,409	40,515,804
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(98,376)	(24,600)
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	—	(35,724)	(6,601)	(4,681)
Net investment income–Class P	—	(2,888,553)	(3,438,922)	(2,389,968)
Net realized gains–Class A	(6,743,462)	(5,095,957)	(1,705,018)	(2,280,425)
Net realized gains–Class C	(683,839)	(525,244)	(511,308)	(685,859)
Net realized gains–Class Y	(2,275,236)	(1,776,075)	(90,053)	(113,176)
Net realized gains–Class P	(190,560,995)	(147,942,352)	(47,631,702)	(62,244,809)
Return of capital–Class A	—	—	—	—
Return of capital–Class C	—	—	—	—
Return of capital–Class Y	—	—	—	—
Return of capital–Class P	—	—	—	—
	(200,263,532)	(158,263,905)	(53,481,980)	(67,743,518)
From beneficial interest transactions:
Net proceeds from shares sold	107,834,177	132,259,675	57,217,306	68,158,767
Cost of shares repurchased	(255,468,632)	(272,549,191)	(99,345,849)	(104,177,834)
Proceeds from dividends reinvested	190,898,503	151,450,541	51,029,897	64,935,600
Net increase (decrease) in net assets from beneficial interest transactions	43,264,048	11,161,025	8,901,354	28,916,533
Redemption fees	169	23,600	202	9,886
Net increase (decrease) in net assets	(151,793,962)	48,433,351	(37,680,015)	1,698,705
Net assets:
Beginning of year	1,426,278,919	1,377,845,568	550,132,944	548,434,239
End of year	$1,274,484,957	$1,426,278,919	$512,452,929	$550,132,944
Accumulated undistributed (distributions in excess of) net investment income	$1,024,277	$1,878,487	$890,309	$1,948,504

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	PACE Small/Medium Co Growth Equity Investments		PACE International Equity Investments		PACE International Emerging Markets Equity Investments
	For the years ended July 31,		For the years ended July 31,		For the years ended July 31,
	2016	2015	2016	2015	2016	2015
From operations:
Net investment income (loss)	$(2,510,206)	$(3,413,348)	$18,366,295	$17,906,329	$4,446,997	$5,475,929
Net realized gain (loss)	8,739,120	79,663,106	(15,369,401)	143,550	(53,277,339)	(6,360,744)
Net change in unrealized appreciation/depreciation	(70,434,920)	28,257,828	(49,156,793)	(30,875,378)	35,601,481	(59,652,368)
Net increase (decrease) in net assets resulting from operations	(64,206,006)	104,507,586	(46,159,899)	(12,825,499)	(13,228,861)	(60,537,183)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(432,357)	(775,097)	(12,585)	(31,788)
Net investment income–Class C	—	—	(15,942)	(43,304)	—	(4,650)
Net investment income–Class Y	—	—	(296,907)	(574,833)	(80,288)	(130,682)
Net investment income–Class P	—	—	(16,216,509)	(26,674,739)	(3,935,905)	(5,205,232)
Net realized gains–Class A	(5,003,773)	(3,951,907)	—	—	—	—
Net realized gains–Class C	(822,961)	(684,644)	—	—	—	—
Net realized gains–Class Y	(139,471)	(102,429)	—	—	—	—
Net realized gains–Class P	(93,077,502)	(70,594,409)	—	—	—	—
	(99,043,707)	(75,333,389)	(16,961,715)	(28,067,973)	(4,028,778)	(5,372,352)
From beneficial interest transactions:
Net proceeds from shares sold	58,421,325	64,464,065	125,619,598	155,528,359	87,114,243	97,397,616
Cost of shares repurchased	(98,839,401)	(106,447,993)	(177,781,640)	(178,023,630)	(99,001,183)	(85,432,969)
Proceeds from dividends reinvested	94,257,227	72,340,950	15,838,350	26,584,568	3,797,286	5,120,906
Net increase (decrease) in net assets from beneficial interest transactions	53,839,151	30,357,022	(36,323,692)	4,089,297	(8,089,654)	17,085,553
Redemption fees	202	10,275	154	20,422	66	13,777
Net increase (decrease) in net assets	(109,410,360)	59,541,494	(99,445,152)	(36,783,753)	(25,347,227)	(48,810,205)
Net assets:
Beginning of year	578,863,519	519,322,025	1,072,195,751	1,108,979,504	432,885,012	481,695,217
End of year	$469,453,159	$578,863,519	$972,750,599	$1,072,195,751	$407,537,785	$432,885,012
Accumulated undistributed (distributions in excess of) net investment income	$(1,450,466)	$158,706	$13,829,414	$11,988,150	$4,034,632	$4,022,237

PACE Select Advisors Trust

	PACE Global Real Estate Securities Investments		PACE Alternative Strategies Investments
	For the years ended July 31,		For the years ended July 31,
	2016	2015	2016	2015
From operations:
Net investment income (loss)	$2,917,793	$2,791,214	$(2,424,766)	$(2,996,642)
Net realized gain (loss)	3,127,694	19,080,873	(16,126,169)	45,960,291
Net change in unrealized appreciation/depreciation	7,777,210	(17,829,865)	(6,960,759)	(8,120,779)
Net increase (decrease) in net assets resulting from operations	13,822,697	4,042,222	(25,511,694)	34,842,870
Dividends and distributions to shareholders from:
Net investment income–Class A	(8,823)	—	(176,054)	—
Net investment income–Class C	(7,358)	(7,950)	(310,096)	(13,698)
Net investment income–Class Y	(7,174)	(9,820)	(553,606)	(37,288)
Net investment income–Class P	(4,510,322)	(5,232,448)	(25,341,043)	(7,024,459)
Net realized gains–Class A	—	—	—	—
Net realized gains–Class C	—	—	—	—
Net realized gains–Class Y	—	—	—	—
Net realized gains–Class P	—	—	—	—
	(4,533,677)	(5,250,218)	(26,380,799)	(7,075,445)
From beneficial interest transactions:
Net proceeds from shares sold	17,256,164	26,400,418	224,976,743	280,363,346
Cost of shares repurchased	(27,584,055)	(32,397,785)	(262,735,339)	(212,517,090)
Proceeds from dividends reinvested	4,240,406	4,972,531	24,526,498	6,583,602
Net increase (decrease) in net assets from beneficial interest transactions	(6,087,485)	(1,024,836)	(13,232,098)	74,429,858
Redemption fees	126	2,727	179	21,748
Net increase (decrease) in net assets	3,201,661	(2,230,105)	(65,124,412)	102,219,031
Net assets:
Beginning of year	149,080,177	151,310,282	801,924,278	699,705,247
End of year	$152,281,838	$149,080,177	$736,799,866	$801,924,278
Accumulated undistributed (distributions in excess of) net investment income	$1,421,533	$1,526,729	$(6,915,212)	$20,453,216

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows
For the year ended July 31, 2016

PACE Large Co Value Equity Investments
Cash flows from operating activities
Net increase in net assets resulting from operations	$34,581,056
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(651,089,264)
Purchases to cover investments sold short	(186,735,018)
Proceeds from disposition of long-term investments	758,799,798
Sales of investments sold short	171,829,367
Net purchases from short-term investments	24,578,273
Net realized (gains) from investments in securities	(19,152,114)
Net realized losses from investments sold short	(12,356,779)
Net change in unrealized appreciation/depreciation of investments in securities	10,767,650
Net change in unrealized appreciation/depreciation of investments sold short	9,849,528
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on deposit at custodian for securities loaned	(558,807)
Receivable for interest	(319,116)
Receivable for foreign tax reclaims	2,282
Other assets	11,432
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(1,355,466)
Payable to affiliate	(75,422)
Payable for foreign withholding taxes and foreign capital gains taxes	18
Payable for dividends and interest on investments sold short	(68,775)
Payable to custodian	33,942
Accrued expenses and other liabilities	107,062
Net cash provided from operating activities	138,849,647
Cash flows from financing activities
Proceeds from shares sold	114,160,250
Cost of shares repurchased	(243,664,226)
Dividends paid to shareholders	(9,345,039)
Redemption fees	230
Net cash used in financing activities	(138,848,785)
Net increase in cash and foreign currency	862
Cash and foreign currency, beginning of year	—
Cash and foreign currency, end of year	$862
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(155,548,126)
Cash paid during the year for interest	$1,576

See accompanying notes to financial statements.

PACE Select Advisors Trust

Statement of cash flows (concluded)
For the year ended July 31, 2016

PACE International Equity Investments
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(46,159,899)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided from operating activities:
Purchases of long-term investments	(604,418,331)
Purchases to cover investments sold short	(179,834,268)
Proceeds from disposition of long-term investments	635,978,144
Sales of investments sold short	182,906,608
Net purchases from short-term investments	7,528,866
Net realized losses from investments in securities	21,367,854
Net realized (gains) from investments sold short	(6,309,055)
Net change in unrealized appreciation/depreciation of investments in securities	50,740,473
Net change in unrealized appreciation/depreciation of investments sold short	(1,553,123)
Changes in assets and liabilities:
(Increase) decrease in assets:
Cash collateral on investments sold short	16,370,263
Receivable for interest and dividends	(30,143)
Receivable for foreign tax reclaims	(490,289)
Other assets	10,748
Increase (decrease) in liabilities:
Payable for cash collateral from securities loaned	(16,481,129)
Payable for foreign withholding taxes and foreign capital gains taxes	25,010
Payable for bank loan	590,108
Payable to affiliate	(83,049)
Payable for dividends and interest on investments sold short	(107,242)
Payable to custodian	66,252
Accrued expenses and other liabilities	75,759
Net cash provided from operating activities	60,193,557
Cash flows from financing activities
Proceeds from shares sold	124,848,263
Cost of shares repurchased	(177,702,565)
Dividends paid to shareholders	(1,123,365)
Redemption fees	154
Net cash used in financing activities	(53,977,513)
Net increase in cash and foreign currency	6,216,044
Cash and foreign currency, beginning of year	125,231
Cash and foreign currency, end of year	$6,341,275
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$(15,838,350)
Cash paid during the year for interest	$356

See accompanying notes to financial statements.

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PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Net realized gain	0.000[1]	—	0.000[1]	—	—
Net increase from operations	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	—	—
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%[3]	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%	0.93%	0.91%	0.88%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.26%	0.14%	0.14%	0.19%	0.19%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$182,977	$168,503	$212,025	$309,842	$337,091
1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,340 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical embedded capital losses that were experienced by the Portfolio over several years prior to credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.96	$12.82	$12.62	$13.46	$13.31
Net investment income[1]	0.19	0.11	0.15	0.11	0.22
Net realized and unrealized gains (losses)	0.29	0.26	0.32	(0.39)	0.34
Net increase (decrease) from operations	0.48	0.37	0.47	(0.28)	0.56
Dividends from net investment income	(0.29)	(0.23)	(0.27)	(0.31)	(0.34)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.29)	(0.23)	(0.27)	(0.56)	(0.41)
Net asset value, end of year	$13.15	$12.96	$12.82	$12.62	$13.46
Total investment return[2]	3.76%	2.86%	3.74%	(2.29)%	4.34%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[3]	1.07%	1.07%	1.05%	1.05%
Expenses after fee waivers and/or expense reimbursements	0.97%[3]	0.97%	0.97%	0.99%	1.02%
Net investment income	1.47%	0.87%	1.17%	0.83%	1.68%
Supplemental data:
Net assets, end of year (000's)	$41,260	$47,860	$59,834	$66,554	$78,764
Portfolio turnover	1,383%	1,360%	1,117%	1,336%	1,046%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.96	$12.82	$12.62	$13.47	$13.31
Net investment income[1]	0.23	0.15	0.18	0.14	0.26
Net realized and unrealized gains (losses)	0.29	0.25	0.32	(0.40)	0.35
Net increase (decrease) from operations	0.52	0.40	0.50	(0.26)	0.61
Dividends from net investment income	(0.32)	(0.26)	(0.30)	(0.34)	(0.38)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.32)	(0.26)	(0.30)	(0.59)	(0.45)
Net asset value, end of year	$13.16	$12.96	$12.82	$12.62	$13.47
Total investment return[2]	4.03%	3.12%	4.00%	(2.05)%	4.60%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.89%[3]	0.86%	0.87%	0.85%	0.86%
Expenses after fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.72%	0.74%	0.77%
Net investment income	1.73%	1.13%	1.42%	1.08%	1.92%
Supplemental data:
Net assets, end of year (000's)	$51,823	$46,071	$47,959	$57,567	$61,428
Portfolio turnover	1,383%	1,360%	1,117%	1,336%	1,046%

PACE Mortgage-Backed Securities Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.97	$12.84	$12.63	$13.48	$13.32
Net investment income[1]	0.13	0.05	0.09	0.04	0.16
Net realized and unrealized gains (losses)	0.30	0.24	0.32	(0.40)	0.34
Net increase (decrease) from operations	0.43	0.29	0.41	(0.36)	0.50
Dividends from net investment income	(0.23)	(0.16)	(0.20)	(0.24)	(0.27)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.23)	(0.16)	(0.20)	(0.49)	(0.34)
Net asset value, end of year	$13.17	$12.97	$12.84	$12.63	$13.48
Total investment return[2]	3.32%	2.27%	3.29%	(2.78)%	3.81%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.60%[3]	1.59%	1.59%	1.56%	1.56%
Expenses after fee waivers and/or expense reimbursements	1.47%[3]	1.47%	1.47%	1.49%	1.52%
Net investment income	0.97%	0.37%	0.67%	0.33%	1.19%
Supplemental data:
Net assets, end of year (000's)	$12,299	$12,887	$13,958	$16,907	$20,710
Portfolio turnover	1,383%	1,360%	1,117%	1,336%	1,046%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.96	$12.83	$12.63	$13.47	$13.32
Net investment income[1]	0.22	0.15	0.18	0.14	0.26
Net realized and unrealized gains (losses)	0.30	0.24	0.32	(0.39)	0.34
Net increase (decrease) from operations	0.52	0.39	0.50	(0.25)	0.60
Dividends from net investment income	(0.32)	(0.26)	(0.30)	(0.34)	(0.38)
Distributions from net realized gains	—	—	—	(0.25)	(0.07)
Total dividends and distributions	(0.32)	(0.26)	(0.30)	(0.59)	(0.45)
Net asset value, end of year	$13.16	$12.96	$12.83	$12.63	$13.47
Total investment return[2]	4.10%	3.04%	4.00%	(1.97)%	4.52%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.91%[3]	0.91%	0.90%	0.86%	0.85%
Expenses after fee waivers and/or expense reimbursements	0.72%[3]	0.72%	0.72%	0.74%	0.77%
Net investment income	1.72%	1.13%	1.41%	1.08%	1.93%
Supplemental data:
Net assets, end of year (000's)	$405,253	$422,604	$435,063	$447,362	$453,841
Portfolio turnover	1,383%	1,360%	1,117%	1,336%	1,046%

See accompanying notes to financial statements.

PACE Intermediate Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.36	$12.33	$12.20	$12.42	$12.15
Net investment income[1]	0.16	0.16	0.14	0.12	0.21
Net realized and unrealized gains (losses)	0.18	0.04	0.14	(0.22)	0.28
Net increase (decrease) from operations	0.34	0.20	0.28	(0.10)	0.49
Dividends from net investment income	(0.17)	(0.16)	(0.15)	(0.12)	(0.22)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.25)	(0.17)	(0.15)	(0.12)	(0.22)
Net asset value, end of year	$12.45	$12.36	$12.33	$12.20	$12.42
Total investment return[2]	2.85%	1.64%	2.30%	(0.93)%	4.16%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.03%[3]	1.03%[3]	1.03%	0.99%[3]	1.00%
Expenses after fee waivers and/or expense reimbursements	0.93%[3]	0.93%[3]	0.93%	0.93%[3]	0.93%
Net investment income	1.31%	1.26%	1.18%	0.98%	1.73%
Supplemental data:
Net assets, end of year (000's)	$18,681	$19,932	$28,080	$31,355	$36,665
Portfolio turnover	284%	476%	827%	818%	398%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.36	$12.33	$12.20	$12.43	$12.15
Net investment income[1]	0.19	0.19	0.18	0.15	0.24
Net realized and unrealized gains (losses)	0.18	0.04	0.13	(0.23)	0.29
Net increase (decrease) from operations	0.37	0.23	0.31	(0.08)	0.53
Dividends from net investment income	(0.20)	(0.19)	(0.18)	(0.15)	(0.25)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.28)	(0.20)	(0.18)	(0.15)	(0.25)
Net asset value, end of year	$12.45	$12.36	$12.33	$12.20	$12.43
Total investment return[2]	3.11%	1.90%	2.56%	(0.68)%	4.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.94%[3]	0.86%[3]	1.05%	0.89%[3]	0.88%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[3]	0.68%	0.68%[3]	0.68%
Net investment income	1.56%	1.51%	1.43%	1.24%	1.99%
Supplemental data:
Net assets, end of year (000's)	$401	$444	$543	$674	$990
Portfolio turnover	284%	476%	827%	818%	398%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

PACE Intermediate Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.37	$12.35	$12.22	$12.44	$12.17
Net investment income[1]	0.10	0.09	0.08	0.06	0.15
Net realized and unrealized gains (losses)	0.19	0.04	0.14	(0.23)	0.28
Net increase (decrease) from operations	0.29	0.13	0.22	(0.17)	0.43
Dividends from net investment income	(0.11)	(0.10)	(0.09)	(0.05)	(0.16)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.19)	(0.11)	(0.09)	(0.05)	(0.16)
Net asset value, end of year	$12.47	$12.37	$12.35	$12.22	$12.44
Total investment return[2]	2.41%	1.05%	1.78%	(1.34)%	3.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.53%[3]	1.53%[3]	1.52%	1.49%[3]	1.51%
Expenses after fee waivers and/or expense reimbursements	1.43%[3]	1.43%[3]	1.43%	1.43%[3]	1.43%
Net investment income	0.81%	0.76%	0.68%	0.48%	1.23%
Supplemental data:
Net assets, end of year (000's)	$1,644	$1,931	$2,260	$2,685	$3,270
Portfolio turnover	284%	476%	827%	818%	398%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.36	$12.33	$12.20	$12.43	$12.16
Net investment income[1]	0.19	0.19	0.18	0.15	0.24
Net realized and unrealized gains (losses)	0.18	0.04	0.13	(0.23)	0.28
Net increase (decrease) from operations	0.37	0.23	0.31	(0.08)	0.52
Dividends from net investment income	(0.20)	(0.19)	(0.18)	(0.15)	(0.25)
Distributions from net realized gains	(0.08)	(0.01)	—	—	—
Total dividends and distributions	(0.28)	(0.20)	(0.18)	(0.15)	(0.25)
Net asset value, end of year	$12.45	$12.36	$12.33	$12.20	$12.43
Total investment return[2]	3.11%	1.90%	2.56%	(0.68)%	4.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.83%[3]	0.83%[3]	0.82%	0.74%[3]	0.74%
Expenses after fee waivers and/or expense reimbursements	0.68%[3]	0.68%[3]	0.68%	0.68%[3]	0.68%
Net investment income	1.56%	1.51%	1.43%	1.22%	1.97%
Supplemental data:
Net assets, end of year (000's)	$411,148	$403,358	$417,011	$415,894	$421,822
Portfolio turnover	284%	476%	827%	818%	398%

See accompanying notes to financial statements.

PACE Strategic Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.93	$13.90	$14.16	$15.29	$14.55
Net investment income[1]	0.37	0.35	0.37	0.41	0.42
Net realized and unrealized gains (losses)	0.38	0.01	0.11	(0.78)	1.11
Net increase (decrease) from operations	0.75	0.36	0.48	(0.37)	1.53
Dividends from net investment income	(0.37)	(0.33)	(0.28)	(0.43)	(0.52)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	(0.09)	—	—
Total dividends, distributions, and return of capital	(0.47)	(0.33)	(0.74)	(0.76)	(0.79)
Net asset value, end of year	$14.21	$13.93	$13.90	$14.16	$15.29
Total investment return[2]	5.43%	2.69%	3.51%	(2.60)%	10.86%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.10%[3]	1.07%	1.06%[3]	1.03%[3]	1.04%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.01%[3]	1.05%	1.06%[3]	1.06%[3,4]	1.06%[3,4]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.95%	1.03%	1.05%	1.05%[4]	1.06%[4]
Net investment income	2.69%	2.52%	2.63%	2.72%	2.85%
Supplemental data:
Net assets, end of year (000's)	$13,480	$13,699	$44,465	$67,417	$85,571
Portfolio turnover	133%	154%	154%	186%	162%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.91	$13.89	$14.15	$15.28	$14.54
Net investment income[1]	0.39	0.37	0.40	0.42	0.46
Net realized and unrealized gains (losses)	0.38	0.02	0.12	(0.76)	1.10
Net increase (decrease) from operations	0.77	0.39	0.52	(0.34)	1.56
Dividends from net investment income	(0.39)	(0.37)	(0.31)	(0.46)	(0.55)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	(0.10)	—	—
Total dividends, distributions, and return of capital	(0.49)	(0.37)	(0.78)	(0.79)	(0.82)
Net asset value, end of year	$14.19	$13.91	$13.89	$14.15	$15.28
Total investment return[2]	5.68%	2.81%	3.82%	(2.38)%	11.10%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.97%[3]	0.93%	0.93%[3]	0.90%[3]	0.89%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.87%[3]	0.83%	0.81%[3]	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.81%
Net investment income	2.82%	2.66%	2.90%	2.80%	3.09%
Supplemental data:
Net assets, end of year (000's)	$2,283	$2,543	$3,158	$3,638	$5,907
Portfolio turnover	133%	154%	154%	186%	162%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Strategic Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.93	$13.91	$14.17	$15.29	$14.56
Net investment income[1]	0.30	0.28	0.30	0.34	0.35
Net realized and unrealized gains (losses)	0.39	0.01	0.11	(0.78)	1.10
Net increase (decrease) from operations	0.69	0.29	0.41	(0.44)	1.45
Dividends from net investment income	(0.30)	(0.27)	(0.23)	(0.35)	(0.45)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	(0.07)	—	—
Total dividends, distributions, and return of capital	(0.40)	(0.27)	(0.67)	(0.68)	(0.72)
Net asset value, end of year	$14.22	$13.93	$13.91	$14.17	$15.29
Total investment return[2]	4.98%	2.16%	3.03%	(2.99)%	10.25%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	1.60%[3]	1.54%	1.53%[3]	1.51%[3]	1.52%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	1.51%[3]	1.52%	1.53%[3]	1.51%[3]	1.52%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	1.45%	1.50%	1.52%	1.51%	1.52%
Net investment income	2.19%	1.98%	2.17%	2.26%	2.38%
Supplemental data:
Net assets, end of year (000's)	$10,418	$11,752	$15,143	$20,992	$21,193
Portfolio turnover	133%	154%	154%	186%	162%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.92	$13.90	$14.16	$15.29	$14.55
Net investment income[1]	0.40	0.38	0.40	0.44	0.46
Net realized and unrealized gains (losses)	0.38	0.01	0.11	(0.78)	1.10
Net increase (decrease) from operations	0.78	0.39	0.51	(0.34)	1.56
Dividends from net investment income	(0.40)	(0.37)	(0.30)	(0.46)	(0.55)
Distributions from net realized gains	(0.10)	—	(0.37)	(0.33)	(0.27)
Return of capital	—	—	(0.10)	—	—
Total dividends, distributions, and return of capital	(0.50)	(0.37)	(0.77)	(0.79)	(0.82)
Net asset value, end of year	$14.20	$13.92	$13.90	$14.16	$15.29
Total investment return[2]	5.68%	2.91%	3.77%	(2.37)%	11.09%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including interest expense	0.88%[3]	0.82%	0.81%[3]	0.81%[3]	0.82%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including interest expense	0.79%[3]	0.80%	0.81%[3,4]	0.81%[3]	0.81%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding interest expense	0.72%	0.78%	0.81%[4]	0.81%	0.81%
Net investment income	2.92%	2.69%	2.90%	2.96%	3.10%
Supplemental data:
Net assets, end of year (000's)	$856,301	$893,373	$889,402	$833,352	$795,829
Portfolio turnover	133%	154%	154%	186%	162%

See accompanying notes to financial statements.

PACE Municipal Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.14	$13.19	$12.91	$13.56	$13.00
Net investment income[1]	0.33	0.32	0.34	0.33	0.37
Net realized and unrealized gains (losses)	0.48	(0.05)	0.38	(0.59)	0.56
Net increase (decrease) from operations	0.81	0.27	0.72	(0.26)	0.93
Dividends from net investment income	(0.33)	(0.32)	(0.34)	(0.33)	(0.37)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.40)	(0.32)	(0.44)	(0.39)	(0.37)
Net asset value, end of year	$13.55	$13.14	$13.19	$12.91	$13.56
Total investment return[2]	6.26%	2.07%	5.64%	(1.99)%	7.21%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%	0.92%	0.92%	0.93%	0.95%
Expenses after fee waivers and/or expense reimbursements	0.85%	0.90%[3]	0.90%	0.91%	0.93%
Net investment income	2.49%	2.42%	2.59%	2.47%	2.75%
Supplemental data:
Net assets, end of year (000's)	$51,397	$53,923	$63,225	$63,540	$71,639
Portfolio turnover	15%	21%	30%	69%	32%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.15	$13.20	$12.92	$13.57	$13.00
Net investment income[1]	0.36	0.35	0.37	0.37	0.40
Net realized and unrealized gains (losses)	0.48	(0.05)	0.38	(0.60)	0.57
Net increase (decrease) from operations	0.84	0.30	0.75	(0.23)	0.97
Dividends from net investment income	(0.36)	(0.35)	(0.37)	(0.36)	(0.40)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.43)	(0.35)	(0.47)	(0.42)	(0.40)
Net asset value, end of year	$13.56	$13.15	$13.20	$12.92	$13.57
Total investment return[2]	6.49%	2.32%	5.89%	(1.74)%	7.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.72%	0.70%	0.72%	0.72%	0.73%
Expenses after fee waivers and/or expense reimbursements	0.65%	0.65%	0.65%	0.66%	0.68%
Net investment income	2.69%	2.67%	2.84%	2.72%	3.00%
Supplemental data:
Net assets, end of year (000's)	$70	$81	$83	$82	$121
Portfolio turnover	15%	21%	30%	69%	32%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Municipal Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.14	$13.19	$12.91	$13.57	$13.00
Net investment income[1]	0.26	0.25	0.27	0.26	0.30
Net realized and unrealized gains (losses)	0.49	(0.05)	0.38	(0.60)	0.57
Net increase (decrease) from operations	0.75	0.20	0.65	(0.34)	0.87
Dividends from net investment income	(0.27)	(0.25)	(0.27)	(0.26)	(0.30)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.34)	(0.25)	(0.37)	(0.32)	(0.30)
Net asset value, end of year	$13.55	$13.14	$13.19	$12.91	$13.57
Total investment return[2]	5.72%	1.55%	5.10%	(2.56)%	6.76%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.42%	1.42%	1.43%	1.44%	1.45%
Expenses after fee waivers and/or expense reimbursements	1.35%	1.40%	1.40%	1.41%	1.43%
Net investment income	1.98%	1.92%	2.09%	1.97%	2.25%
Supplemental data:
Net assets, end of year (000's)	$10,537	$10,388	$11,033	$12,336	$13,684
Portfolio turnover	15%	21%	30%	69%	32%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.15	$13.19	$12.91	$13.57	$13.00
Net investment income[1]	0.36	0.35	0.37	0.36	0.40
Net realized and unrealized gains (losses)	0.49	(0.04)	0.38	(0.60)	0.57
Net increase (decrease) from operations	0.85	0.31	0.75	(0.24)	0.97
Dividends from net investment income	(0.37)	(0.35)	(0.37)	(0.36)	(0.40)
Distributions from net realized gains	(0.07)	—	(0.10)	(0.06)	—
Total dividends and distributions	(0.44)	(0.35)	(0.47)	(0.42)	(0.40)
Net asset value, end of year	$13.56	$13.15	$13.19	$12.91	$13.57
Total investment return[2]	6.51%	2.39%	5.90%	(1.82)%	7.56%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.67%	0.67%	0.68%	0.70%	0.72%
Expenses after fee waivers and/or expense reimbursements	0.60%	0.65%	0.65%	0.66%	0.68%
Net investment income	2.73%	2.67%	2.84%	2.70%	3.00%
Supplemental data:
Net assets, end of year (000's)	$350,137	$345,157	$334,999	$300,838	$231,010
Portfolio turnover	15%	21%	30%	69%	32%

See accompanying notes to financial statements.

PACE International Fixed Income Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.94	$10.82	$10.56	$11.40	$12.52
Net investment income[1]	0.14	0.16	0.19	0.19	0.25
Net realized and unrealized gains (losses)	1.00	(0.71)	0.34	(0.72)	(0.56)
Net increase (decrease) from operations	1.14	(0.55)	0.53	(0.53)	(0.31)
Dividends from net investment income	(0.29)	(0.23)	(0.14)	(0.16)	(0.81)
Return of capital	—	(0.10)	(0.13)	(0.15)	—
Total dividends and return of capital	(0.29)	(0.33)	(0.27)	(0.31)	(0.81)
Net asset value, end of year	$10.79	$9.94	$10.82	$10.56	$11.40
Total investment return[2]	11.77%	(5.17)%	5.08%	(4.80)%	(2.33)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.28%[3]	1.27%[3]	1.28%[3]	1.27%[3]	1.27%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.04%[3]	1.17%[3]	1.22%[3]	1.22%[3]	1.21%[4]
Net investment income	1.33%	1.56%	1.79%	1.65%	2.16%
Supplemental data:
Net assets, end of year (000's)	$45,624	$44,725	$62,808	$70,052	$84,661
Portfolio turnover	38%	40%	46%	63%	40%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.91	$10.79	$10.54	$11.37	$12.49
Net investment income[1]	0.16	0.18	0.21	0.21	0.28
Net realized and unrealized gains (losses)	0.99	(0.71)	0.33	(0.71)	(0.57)
Net increase (decrease) from operations	1.15	(0.53)	0.54	(0.50)	(0.29)
Dividends from net investment income	(0.31)	(0.24)	(0.14)	(0.17)	(0.83)
Return of capital	—	(0.11)	(0.15)	(0.16)	—
Total dividends and return of capital	(0.31)	(0.35)	(0.29)	(0.33)	(0.83)
Net asset value, end of year	$10.75	$9.91	$10.79	$10.54	$11.37
Total investment return[2]	11.93%	(5.00)%	5.23%	(4.60)%	(2.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.07%[3]	1.09%[3]	1.07%[3]	1.09%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements	0.84%[3]	1.00%[3,4]	1.00%[3]	1.00%[3]	1.00%
Net investment income	1.54%	1.72%	2.01%	1.88%	2.37%
Supplemental data:
Net assets, end of year (000's)	$4,040	$4,510	$5,479	$5,171	$4,720
Portfolio turnover	38%	40%	46%	63%	40%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE International Fixed Income Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.95	$10.82	$10.57	$11.41	$12.52
Net investment income[1]	0.09	0.11	0.14	0.13	0.20
Net realized and unrealized gains (losses)	0.99	(0.70)	0.33	(0.72)	(0.56)
Net increase (decrease) from operations	1.08	(0.59)	0.47	(0.59)	(0.36)
Dividends from net investment income	(0.24)	(0.22)	(0.12)	(0.13)	(0.75)
Return of capital	—	(0.06)	(0.10)	(0.12)	—
Total dividends and return of capital	(0.24)	(0.28)	(0.22)	(0.25)	(0.75)
Net asset value, end of year	$10.79	$9.95	$10.82	$10.57	$11.41
Total investment return[2]	11.12%	(5.55)%	4.47%	(5.26)%	(2.72)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.76%[3]	1.76%[3]	1.76%[3]	1.75%[3]	1.75%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.52%[3]	1.65%[3]	1.70%[3]	1.69%[3]	1.69%
Net investment income	0.85%	1.07%	1.31%	1.17%	1.68%
Supplemental data:
Net assets, end of year (000's)	$3,160	$2,994	$4,559	$5,862	$6,949
Portfolio turnover	38%	40%	46%	63%	40%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.94	$10.82	$10.56	$11.40	$12.52
Net investment income[1]	0.15	0.18	0.21	0.21	0.28
Net realized and unrealized gains (losses)	1.01	(0.71)	0.34	(0.72)	(0.57)
Net increase (decrease) from operations	1.16	(0.53)	0.55	(0.51)	(0.29)
Dividends from net investment income	(0.31)	(0.23)	(0.14)	(0.17)	(0.83)
Return of capital	—	(0.12)	(0.15)	(0.16)	—
Total dividends and return of capital	(0.31)	(0.35)	(0.29)	(0.33)	(0.83)
Net asset value, end of year	$10.79	$9.94	$10.82	$10.56	$11.40
Total investment return[2]	11.99%	(4.99)%	5.31%	(4.59)%	(2.12)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.08%[3]	1.08%[3]	1.10%[3]	1.10%[3]	1.11%
Expenses after fee waivers and/or expense reimbursements	0.85%[3]	1.00%[3,4]	1.00%[3]	1.00%[3]	1.00%
Net investment income	1.52%	1.71%	2.01%	1.88%	2.37%
Supplemental data:
Net assets, end of year (000's)	$512,631	$502,122	$526,312	$467,121	$430,268
Portfolio turnover	38%	40%	46%	63%	40%

See accompanying notes to financial statements.

PACE High Yield Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.70	$10.62	$10.41	$10.15	$10.39
Net investment income[1]	0.54	0.54	0.56	0.64	0.69
Net realized and unrealized gains (losses)	(0.11)	(0.78)	0.21	0.41	(0.12)
Net increase (decrease) from operations	0.43	(0.24)	0.77	1.05	0.57
Dividends from net investment income	(0.47)	(0.53)	(0.56)	(0.63)	(0.70)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)
Return of capital	(0.07)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.54)	(0.68)	(0.56)	(0.79)	(0.81)
Net asset value, end of year	$9.59	$9.70	$10.62	$10.41	$10.15
Total investment return[2]	4.88%	(2.29)%	7.59%	10.48%	5.97%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.26%	1.26%	1.26%	1.27%	1.32%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.08%	1.25%	1.26%	1.27%	1.33%[3]
Net investment income	5.84%	5.20%	5.28%	6.07%	7.01%
Supplemental data:
Net assets, end of year (000's)	$3,764	$5,330	$23,516	$23,400	$22,405
Portfolio turnover	103%	57%	20%	26%	20%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.73	$10.66	$10.44	$10.18	$10.42
Net investment income[1]	0.56	0.55	0.59	0.66	0.72
Net realized and unrealized gains (losses)	(0.10)	(0.78)	0.22	0.41	(0.12)
Net increase (decrease) from operations	0.46	(0.23)	0.81	1.07	0.60
Dividends from net investment income	(0.49)	(0.55)	(0.59)	(0.65)	(0.73)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)
Return of capital	(0.08)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.57)	(0.70)	(0.59)	(0.81)	(0.84)
Net asset value, end of year	$9.62	$9.73	$10.66	$10.44	$10.18
Total investment return[2]	5.11%	(2.13)%	7.94%	10.74%	6.29%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.03%	1.03%	1.00%	1.02%	1.03%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.86%	1.02%	1.00%	1.02%	1.03%
Net investment income	6.09%	5.40%	5.54%	6.26%	7.25%
Supplemental data:
Net assets, end of year (000's)	$874	$1,119	$1,692	$1,552	$572
Portfolio turnover	103%	57%	20%	26%	20%
1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE High Yield Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.69	$10.62	$10.40	$10.14	$10.38
Net investment income[1]	0.49	0.48	0.51	0.59	0.64
Net realized and unrealized gains (losses)	(0.10)	(0.78)	0.22	0.41	(0.12)
Net increase (decrease) from operations	0.39	(0.30)	0.73	1.00	0.52
Dividends from net investment income	(0.43)	(0.48)	(0.51)	(0.58)	(0.65)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)
Return of capital	(0.07)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.50)	(0.63)	(0.51)	(0.74)	(0.76)
Net asset value, end of year	$9.58	$9.69	$10.62	$10.40	$10.14
Total investment return[2]	4.38%	(2.83)%	7.20%	9.98%	5.51%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.75%	1.73%	1.72%	1.73%	1.77%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.57%	1.72%	1.72%	1.73%	1.77%
Net investment income	5.36%	4.71%	4.82%	5.61%	6.49%
Supplemental data:
Net assets, end of year (000's)	$3,347	$3,913	$5,607	$5,607	$5,832
Portfolio turnover	103%	57%	20%	26%	20%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$9.72	$10.65	$10.43	$10.17	$10.41
Net investment income[1]	0.56	0.55	0.58	0.66	0.72
Net realized and unrealized gains (losses)	(0.11)	(0.78)	0.23	0.41	(0.14)
Net increase (decrease) from operations	0.45	(0.23)	0.81	1.07	0.58
Dividends from net investment income	(0.49)	(0.55)	(0.59)	(0.65)	(0.71)
Distributions from net realized gains	—	(0.15)	—	(0.15)	(0.11)
Return of capital	(0.07)	—	—	(0.01)	—
Total dividends, distributions and return of capital	(0.56)	(0.70)	(0.59)	(0.81)	(0.82)
Net asset value, end of year	$9.61	$9.72	$10.65	$10.43	$10.17
Total investment return[2]	5.03%	(2.14)%	7.92%	10.70%	6.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.09%	1.10%	1.11%	1.15%
Expenses after fee waivers and/or expense reimbursements/recoupments	0.94%	1.03%	1.03%	1.05%	1.10%
Net investment income	6.00%	5.39%	5.50%	6.28%	7.21%
Supplemental data:
Net assets, end of year (000's)	$412,789	$428,061	$431,812	$357,726	$271,352
Portfolio turnover	103%	57%	20%	26%	20%

See accompanying notes to financial statements.

PACE Large Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$23.72	$25.25	$22.53	$17.27	$17.10
Net investment income[1]	0.34	0.23	0.30	0.23	0.24
Net realized and unrealized gains	0.11	1.34	2.92	5.27	0.15
Net increase from operations	0.45	1.57	3.22	5.50	0.39
Dividends from net investment income	(0.32)	(0.30)	(0.21)	(0.24)	(0.22)
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(2.82)	(3.10)	(0.50)	(0.24)	(0.22)
Net asset value, end of year	$21.35	$23.72	$25.25	$22.53	$17.27
Total investment return[2]	2.87%	6.23%	14.39%	32.12%	2.41%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	1.48%	1.48%	1.32%	1.16%	1.18%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.47%	1.47%	1.31%	1.15%	1.18%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.13%	1.13%	1.13%	1.15%	1.18%
Net investment income	1.63%	0.94%	1.25%	1.16%	1.43%
Supplemental data:
Net assets, end of year (000's)	$111,716	$124,198	$155,480	$151,583	$132,417
Portfolio turnover	65%	97%	71%	71%	62%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$23.78	$25.32	$22.60	$17.32	$17.15
Net investment income[1]	0.40	0.29	0.36	0.27	0.28
Net realized and unrealized gains	0.11	1.35	2.91	5.29	0.15
Net increase from operations	0.51	1.64	3.27	5.56	0.43
Dividends from net investment income	(0.38)	(0.38)	(0.26)	(0.28)	(0.26)
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(2.88)	(3.18)	(0.55)	(0.28)	(0.26)
Net asset value, end of year	$21.41	$23.78	$25.32	$22.60	$17.32
Total investment return[2]	3.16%	6.51%	14.62%	32.46%	2.68%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.23%	1.07%	0.92%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.21%	1.23%	1.06%	0.91%	0.94%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.88%	0.88%	0.89%	0.91%	0.94%
Net investment income	1.89%	1.19%	1.50%	1.40%	1.66%
Supplemental data:
Net assets, end of year (000's)	$17,870	$19,593	$19,765	$18,536	$15,642
Portfolio turnover	65%	97%	71%	71%	62%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Large Co Value Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$23.69	$25.23	$22.53	$17.26	$17.07
Net investment income[1]	0.18	0.04	0.11	0.07	0.10
Net realized and unrealized gains	0.12	1.33	2.91	5.29	0.16
Net increase from operations	0.30	1.37	3.02	5.36	0.26
Dividends from net investment income	(0.13)	(0.11)	(0.03)	(0.09)	(0.07)
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(2.63)	(2.91)	(0.32)	(0.09)	(0.07)
Net asset value, end of year	$21.36	$23.69	$25.23	$22.53	$17.26
Total investment return[2]	2.11%	5.44%	13.43%	31.13%	1.55%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments including dividend expense, interest expense and other borrowing costs for investments sold short	2.26%	2.25%	2.10%	1.95%	1.98%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.25%	2.25%	2.09%	1.95%	1.98%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.91%	1.90%	1.92%	1.95%	1.98%
Net investment income	0.85%	0.17%	0.47%	0.36%	0.63%
Supplemental data:
Net assets, end of year (000's)	$12,690	$14,500	$15,380	$14,437	$12,439
Portfolio turnover	65%	97%	71%	71%	62%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$23.68	$25.24	$22.52	$17.26	$17.10
Net investment income[1]	0.39	0.29	0.36	0.27	0.28
Net realized and unrealized gains	0.12	1.33	2.91	5.27	0.14
Net increase from operations	0.51	1.62	3.27	5.54	0.42
Dividends from net investment income	(0.38)	(0.38)	(0.26)	(0.28)	(0.26)
Distributions from net realized gains	(2.50)	(2.80)	(0.29)	—	—
Total dividends and distributions	(2.88)	(3.18)	(0.55)	(0.28)	(0.26)
Net asset value, end of year	$21.31	$23.68	$25.24	$22.52	$17.26
Total investment return[2]	3.17%	6.48%	14.62%	32.47%	2.64%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.24%	1.24%	1.08%	0.91%	0.93%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.23%	1.23%	1.07%	0.91%	0.93%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	0.89%	0.88%	0.90%	0.91%	0.93%
Net investment income	1.87%	1.19%	1.49%	1.40%	1.66%
Supplemental data:
Net assets, end of year (000's)	$1,160,287	$1,248,338	$1,263,296	$1,135,014	$991,824
Portfolio turnover	65%	97%	71%	71%	62%

See accompanying notes to financial statements.

PACE Large Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.24	$25.75	$23.52	$19.40	$18.62
Net investment income (loss)[1]	(0.05)	(0.15)	0.07	0.08	(0.00)[2]
Net realized and unrealized gains	0.10	3.70	4.39	4.08	0.78
Net increase from operations	0.05	3.55	4.46	4.16	0.78
Dividends from net investment income	—	—	(0.04)	(0.04)	—
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(3.92)	(3.06)	(2.23)	(0.04)	—
Net asset value, end of year	$22.37	$26.24	$25.75	$23.52	$19.40
Total investment return[3]	0.73%	14.60%	19.60%	21.45%	4.19%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.19%[4]	1.18%[4]	1.18%	1.21%	1.23%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.18%[4]	1.18%[4]	1.18%	1.21%	1.23%
Net investment income (loss)	(0.24)%	(0.57)%	0.28%	0.40%	(0.02)%
Supplemental data:
Net assets, end of year (000's)	$42,862	$46,777	$68,207	$63,108	$59,435
Portfolio turnover	33%	48%	40%	76%	54%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.98	$26.39	$24.06	$19.86	$19.05
Net investment income (loss)[1]	0.01	(0.09)	0.14	0.14	0.04
Net realized and unrealized gains	0.12	3.80	4.48	4.17	0.81
Net increase from operations	0.13	3.71	4.62	4.31	0.85
Dividends from net investment income	—	(0.06)	(0.10)	(0.11)	(0.04)
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(3.92)	(3.12)	(2.29)	(0.11)	(0.04)
Net asset value, end of year	$23.19	$26.98	$26.39	$24.06	$19.86
Total investment return[3]	1.04%	14.89%	19.86%	21.77%	4.49%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.92%[4]	0.92%[4]	0.93%	0.96%	0.97%
Expenses after fee waivers and/or expense reimbursements	0.91%[4]	0.92%[4]	0.93%	0.96%	0.97%
Net investment income (loss)	0.02%	(0.32)%	0.53%	0.66%	0.23%
Supplemental data:
Net assets, end of year (000's)	$13,989	$16,174	$15,858	$14,814	$13,258
Portfolio turnover	33%	48%	40%	76%	54%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes interest expense representing less than 0.005%.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Large Co Growth Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$22.79	$22.91	$21.29	$17.67	$17.10
Net investment income (loss)[1]	(0.20)	(0.31)	(0.13)	(0.08)	(0.14)
Net realized and unrealized gains	0.06	3.25	3.94	3.70	0.71
Net increase from operations	(0.14)	2.94	3.81	3.62	0.57
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(3.92)	(3.06)	(2.19)	—	—
Net asset value, end of year	$18.73	$22.79	$22.91	$21.29	$17.67
Total investment return[3]	(0.08)%	13.67%	18.54%	20.49%	3.33%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.00%[4]	1.99%[4]	2.00%	2.04%	2.07%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.99%[4]	1.99%[4]	2.03%[5]	2.05%[5]	2.05%
Net investment income (loss)	(1.06)%	(1.39)%	(0.57)%	(0.43)%	(0.84)%
Supplemental data:
Net assets, end of year (000's)	$3,565	$4,104	$4,204	$4,033	$3,720
Portfolio turnover	33%	48%	40%	76%	54%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.83	$26.26	$23.95	$19.77	$18.97
Net investment income (loss)[1]	0.00[2]	(0.08)	0.14	0.14	0.05
Net realized and unrealized gains	0.12	3.77	4.46	4.15	0.79
Net increase from operations	0.12	3.69	4.60	4.29	0.84
Dividends from net investment income	—	(0.06)	(0.10)	(0.11)	(0.04)
Distributions from net realized gains	(3.92)	(3.06)	(2.19)	—	—
Total dividends and distributions	(3.92)	(3.12)	(2.29)	(0.11)	(0.04)
Net asset value, end of year	$23.03	$26.83	$26.26	$23.95	$19.77
Total investment return[3]	1.01%	14.88%	19.87%	21.79%	4.48%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.93%[4]	0.92%[4]	0.93%	0.95%	0.96%
Expenses after fee waivers and/or expense reimbursements	0.92%[4]	0.92%[4]	0.93%	0.95%	0.96%
Net investment income (loss)	0.01%	(0.32)%	0.53%	0.65%	0.24%
Supplemental data:
Net assets, end of year (000's)	$1,214,069	$1,359,224	$1,289,577	$1,113,514	$1,036,636
Portfolio turnover	33%	48%	40%	76%	54%

See accompanying notes to financial statements.

PACE Small/Medium Co Value Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.81	$22.05	$22.19	$16.61	$17.05
Net investment income (loss)[1]	0.07	0.11	0.05	0.13	0.03
Net realized and unrealized gains (losses)	0.08	1.41	2.67	5.55	(0.47)
Net increase (decrease) from operations	0.15	1.52	2.72	5.68	(0.44)
Dividends from net investment income	(0.11)	(0.03)	(0.09)	(0.10)	—
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(2.10)	(2.76)	(2.86)	(0.10)	—
Net asset value, end of year	$18.86	$20.81	$22.05	$22.19	$16.61
Total investment return[2]	1.60%	7.35%	12.74%	34.23%	(2.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.24%	1.24%	1.24%	1.28%	1.32%
Expenses after fee waivers and/or expense reimbursements	1.24%	1.24%	1.24%	1.28%	1.32%
Net investment income (loss)	0.41%	0.53%	0.24%	0.68%	0.21%
Supplemental data:
Net assets, end of year (000's)	$16,670	$18,334	$32,039	$31,930	$27,101
Portfolio turnover	74%	66%	86%	97%	72%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$21.48	$22.73	$22.79	$17.06	$17.51
Net investment income[1]	0.12	0.14	0.08	0.16	0.06
Net realized and unrealized gains (losses)	0.09	1.45	2.75	5.70	(0.50)
Net increase (decrease) from operations	0.21	1.59	2.83	5.86	(0.44)
Dividends from net investment income	(0.15)	(0.11)	(0.12)	(0.13)	(0.01)
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(2.14)	(2.84)	(2.89)	(0.13)	(0.01)
Net asset value, end of year	$19.55	$21.48	$22.73	$22.79	$17.06
Total investment return[2]	1.81%	7.47%	12.84%	34.41%	(2.45)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.07%	1.10%	1.11%	1.19%	1.16%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.07%	1.10%	1.13%[4]	1.16%	1.16%
Net investment income	0.63%	0.63%	0.35%	0.80%	0.36%
Supplemental data:
Net assets, end of year (000's)	$697	$998	$912	$768	$443
Portfolio turnover	74%	66%	86%	97%	72%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Amount represents less than $0.005 per share.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Small/Medium Co Value Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.99	$19.52	$20.00	$15.00	$15.53
Net investment income (loss)[1]	(0.06)	(0.05)	(0.10)	(0.01)	(0.08)
Net realized and unrealized gains (losses)	0.05	1.25	2.39	5.01	(0.45)
Net increase (decrease) from operations	(0.01)	1.20	2.29	5.00	(0.53)
Dividends from net investment income	—	—	—	—	—
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(1.99)	(2.73)	(2.77)	—	—
Net asset value, end of year	$15.99	$17.99	$19.52	$20.00	$15.00
Total investment return[2]	0.83%	6.59%	11.84%	33.24%	(3.35)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.01%	1.98%	2.00%	2.03%	2.07%
Expenses after fee waivers and/or expense reimbursements	2.01%	1.98%	2.00%	2.03%	2.07%
Net investment income (loss)	(0.36)%	(0.24)%	(0.51)%	(0.08)%	(0.54)%
Supplemental data:
Net assets, end of year (000's)	$4,324	$4,843	$5,106	$4,983	$4,325
Portfolio turnover	74%	66%	86%	97%	72%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$21.30	$22.54	$22.63	$16.94	$17.38
Net investment income[1]	0.10	0.14	0.07	0.15	0.06
Net realized and unrealized gains (losses)	0.08	1.46	2.72	5.67	(0.50)
Net increase (decrease) from operations	0.18	1.60	2.79	5.82	(0.44)
Dividends from net investment income	(0.14)	(0.11)	(0.11)	(0.13)	(0.00)[3]
Distributions from net realized gains	(1.99)	(2.73)	(2.77)	—	—
Total dividends and distributions	(2.13)	(2.84)	(2.88)	(0.13)	(0.00)[3]
Net asset value, end of year	$19.35	$21.30	$22.54	$22.63	$16.94
Total investment return[2]	1.77%	7.49%	12.77%	34.51%	(2.51)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.11%	1.09%	1.11%	1.15%	1.22%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.11%	1.09%	1.16%[4]	1.16%[4]	1.16%
Net investment income	0.53%	0.65%	0.32%	0.79%	0.37%
Supplemental data:
Net assets, end of year (000's)	$490,762	$525,959	$510,377	$448,879	$354,936
Portfolio turnover	74%	66%	86%	97%	72%

See accompanying notes to financial statements.

PACE Small/Medium Co Growth Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$20.45	$19.72	$21.42	$16.45	$16.66
Net investment loss[1]	(0.10)	(0.14)	(0.16)	(0.08)	(0.12)
Net realized and unrealized gains (losses)	(2.23)	3.90	1.34	5.35	(0.09)
Net increase (decrease) from operations	(2.33)	3.76	1.18	5.27	(0.21)
Distributions from net realized gains	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of year	$14.34	$20.45	$19.72	$21.42	$16.45
Total investment return[2]	(11.20)%	20.82%	4.92%	32.44%	(1.26)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.25%[3]	1.24%	1.25%	1.26%	1.30%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.21%[3]	1.21%	1.25%	1.26%	1.30%
Net investment loss	(0.64)%	(0.70)%	(0.77)%	(0.43)%	(0.73)%
Supplemental data:
Net assets, end of year (000's)	$21,912	$28,386	$40,210	$41,721	$36,620
Portfolio turnover	98%	88%	94%	60%	94%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$21.67	$20.72	$22.34	$17.13	$17.31
Net investment loss[1]	(0.09)	(0.13)	(0.15)	(0.07)	(0.10)
Net realized and unrealized gains (losses)	(2.36)	4.11	1.41	5.58	(0.08)
Net increase (decrease) from operations	(2.45)	3.98	1.26	5.51	(0.18)
Distributions from net realized gains	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of year	$15.44	$21.67	$20.72	$22.34	$17.13
Total investment return[2]	(11.11)%	20.89%	5.09%	32.55%	(1.04)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.09%[3,4]	1.13%	1.14%	1.25%	1.25%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.12%[3,4]	1.11%[3]	1.13%	1.13%	1.13%
Net investment loss	(0.55)%	(0.62)%	(0.65)%	(0.33)%	(0.59)%
Supplemental data:
Net assets, end of year (000's)	$488	$844	$667	$588	$224
Portfolio turnover	98%	88%	94%	60%	94%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

4  Includes interest expense representing less than 0.005%.

PACE Small/Medium Co Growth Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$17.11	$17.07	$19.02	$14.75	$15.05
Net investment loss[1]	(0.17)	(0.24)	(0.28)	(0.20)	(0.21)
Net realized and unrealized gains (losses)	(1.89)	3.31	1.21	4.77	(0.09)
Net increase (decrease) from operations	(2.06)	3.07	0.93	4.57	(0.30)
Distributions from net realized gains	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of year	$11.27	$17.11	$17.07	$19.02	$14.75
Total investment return[2]	(11.93)%	19.93%	4.16%	31.42%	(1.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	2.02%[3]	1.99%	2.01%	2.02%	2.05%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.98%[3]	1.96%	2.00%	2.02%	2.05%
Net investment loss	(1.41)%	(1.46)%	(1.52)%	(1.19)%	(1.49)%
Supplemental data:
Net assets, end of year (000's)	$2,753	$4,116	$3,977	$4,038	$3,529
Portfolio turnover	98%	88%	94%	60%	94%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$21.40	$20.49	$22.13	$16.97	$17.14
Net investment loss[1]	(0.08)	(0.13)	(0.14)	(0.06)	(0.09)
Net realized and unrealized gains (losses)	(2.33)	4.07	1.38	5.52	(0.08)
Net increase (decrease) from operations	(2.41)	3.94	1.24	5.46	(0.17)
Distributions from net realized gains	(3.78)	(3.03)	(2.88)	(0.30)	—
Net asset value, end of year	$15.21	$21.40	$20.49	$22.13	$16.97
Total investment return[2]	(11.07)%	20.93%	5.04%	32.57%	(0.99)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments	1.13%[3]	1.10%	1.12%	1.14%	1.18%
Expenses after fee waivers and/or expense reimbursements/recoupments	1.09%[3]	1.11%[3]	1.13%[3]	1.13%	1.13%
Net investment loss	(0.52)%	(0.61)%	(0.65)%	(0.30)%	(0.56)%
Supplemental data:
Net assets, end of year (000's)	$444,300	$545,517	$474,468	$457,011	$383,330
Portfolio turnover	98%	88%	94%	60%	94%

See accompanying notes to financial statements.

PACE International Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$15.04	$15.60	$13.96	$11.63	$13.41
Net investment income[1]	0.22	0.20	0.35	0.24	0.26
Net realized and unrealized gains (losses)	(0.87)	(0.43)	1.56	2.36	(1.71)
Net increase (decrease) from operations	(0.65)	(0.23)	1.91	2.60	(1.45)
Dividends from net investment income	(0.20)	(0.33)	(0.27)	(0.27)	(0.33)
Net asset value, end of year	$14.19	$15.04	$15.60	$13.96	$11.63
Total investment return[2]	(4.30)%	(1.38)%	13.78%	22.63%	(10.58)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.86%[3]	1.78%[3]	1.70%	1.42%	1.43%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.82%[3]	1.75%[3]	1.68%	1.42%[4]	1.43%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.38%	1.37%	1.37%	1.42%[4]	1.43%
Net investment income	1.61%	1.31%	2.33%	1.84%	2.27%
Supplemental data:
Net assets, end of year (000's)	$29,788	$33,882	$57,389	$55,533	$51,294
Portfolio turnover	80%	79%	86%	36%	44%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$15.00	$15.59	$13.95	$11.63	$13.41
Net investment income[1]	0.26	0.25	0.40	0.28	0.29
Net realized and unrealized gains (losses)	(0.88)	(0.44)	1.55	2.35	(1.70)
Net increase (decrease) from operations	(0.62)	(0.19)	1.95	2.63	(1.41)
Dividends from net investment income	(0.24)	(0.40)	(0.31)	(0.31)	(0.37)
Net asset value, end of year	$14.14	$15.00	$15.59	$13.95	$11.63
Total investment return[2]	(4.09)%	(1.09)%	14.10%	22.97%	(10.37)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.56%[3]	1.51%[3]	1.42%	1.16%	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.53%[3]	1.48%[3]	1.40%	1.16%[4]	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.09%	1.10%	1.09%	1.16%[4]	1.18%
Net investment income	1.86%	1.64%	2.63%	2.13%	2.51%
Supplemental data:
Net assets, end of year (000's)	$15,900	$19,150	$22,915	$20,865	$18,004
Portfolio turnover	80%	79%	86%	36%	44%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Includes interest expense representing less than 0.005%.

4  The ratios after and before fee waivers and/or expense reimbursements are the same since the fee waiver/reimbursement represents less than 0.01%.

PACE International Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.72	$15.29	$13.68	$11.41	$13.14
Net investment income[1]	0.11	0.09	0.23	0.13	0.16
Net realized and unrealized gains (losses)	(0.86)	(0.43)	1.53	2.31	(1.67)
Net increase (decrease) from operations	(0.75)	(0.34)	1.76	2.44	(1.51)
Dividends from net investment income	(0.09)	(0.23)	(0.15)	(0.17)	(0.22)
Net asset value, end of year	$13.88	$14.72	$15.29	$13.68	$11.41
Total investment return[2]	(5.10)%	(2.14)%	12.93%	21.50%	(11.35)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	2.65%[3]	2.58%[3]	2.51%	2.26%	2.27%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.62%[3]	2.55%[3]	2.49%	2.25%	2.27%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.17%	2.16%	2.18%	2.25%	2.27%
Net investment income	0.83%	0.62%	1.52%	1.01%	1.41%
Supplemental data:
Net assets, end of year (000's)	$2,230	$2,744	$2,919	$2,746	$2,573
Portfolio turnover	80%	79%	86%	36%	44%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$14.97	$15.56	$13.92	$11.60	$13.39
Net investment income[1]	0.26	0.25	0.40	0.28	0.29
Net realized and unrealized gains (losses)	(0.88)	(0.44)	1.54	2.35	(1.71)
Net increase (decrease) from operations	(0.62)	(0.19)	1.94	2.63	(1.42)
Dividends from net investment income	(0.24)	(0.40)	(0.30)	(0.31)	(0.37)
Net asset value, end of year	$14.11	$14.97	$15.56	$13.92	$11.60
Total investment return[2]	(4.09)%	(1.11)%	14.12%	22.92%	(10.39)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements including dividend expense, interest expense and other borrowing costs for investments sold short	1.58%[3]	1.52%[3]	1.45%	1.17%	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.54%[3]	1.49%[3]	1.43%	1.17%[4]	1.18%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.10%	1.10%	1.11%	1.17%[4]	1.18%
Net investment income	1.90%	1.69%	2.63%	2.12%	2.54%
Supplemental data:
Net assets, end of year (000's)	$924,833	$1,016,420	$1,025,757	$863,063	$698,255
Portfolio turnover	80%	79%	86%	36%	44%
See accompanying notes to financial statements.

PACE International Emerging Markets Equity Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.81	$13.56	$12.29	$11.81	$13.80
Net investment income[1]	0.09	0.09	0.14	0.09	0.11
Net realized and unrealized gains (losses)	(0.46)	(1.78)	1.17	0.49	(1.86)
Net increase (decrease) from operations	(0.37)	(1.69)	1.31	0.58	(1.75)
Dividends from net investment income	(0.03)	(0.06)	(0.04)	(0.10)	(0.11)
Distributions from net realized gains	—	—	—	—	(0.13)
Total dividends and distributions	(0.03)	(0.06)	(0.04)	(0.10)	(0.24)
Net asset value, end of year	$11.41	$11.81	$13.56	$12.29	$11.81
Total investment return[3]	(3.08)%	(12.50)%	10.71%	4.81%	(12.52)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.90%[4]	1.77%[4]	1.80%	1.82%	1.90%
Expenses after fee waivers and/or expense reimbursements	1.80%[4]	1.67%[4]	1.69%	1.75%	1.90%
Net investment income	0.86%	0.67%	1.14%	0.72%	0.93%
Supplemental data:
Net assets, end of year (000's)	$3,931	$4,707	$17,200	$16,810	$17,559
Portfolio turnover	65%	63%	74%	158%	30%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.97	$13.82	$12.53	$12.03	$14.06
Net investment income[1]	0.12	0.15	0.18	0.12	0.14
Net realized and unrealized gains (losses)	(0.47)	(1.84)	1.18	0.51	(1.90)
Net increase (decrease) from operations	(0.35)	(1.69)	1.36	0.63	(1.76)
Dividends from net investment income	(0.11)	(0.16)	(0.07)	(0.13)	(0.14)
Distributions from net realized gains	—	—	—	—	(0.13)
Total dividends and distributions	(0.11)	(0.16)	(0.07)	(0.13)	(0.27)
Net asset value, end of year	$11.51	$11.97	$13.82	$12.53	$12.03
Total investment return[3]	(2.80)%	(12.30)%	10.94%	5.13%	(12.35)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.63%[4]	1.53%[4]	1.55%	1.58%	1.67%
Expenses after fee waivers and/or expense reimbursements	1.54%[4]	1.44%[4]	1.44%	1.51%	1.67%
Net investment income	1.14%	1.15%	1.37%	0.94%	1.17%
Supplemental data:
Net assets, end of year (000's)	$7,923	$8,767	$11,978	$12,835	$13,835
Portfolio turnover	65%	63%	74%	158%	30%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Includes interest expense representing less than 0.005%.

PACE International Emerging Markets Equity Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.93	$12.61	$11.48	$11.04	$12.87
Net investment income[1]	0.01	0.03	0.04	(0.00)[2]	0.02
Net realized and unrealized gains (losses)	(0.42)	(1.68)	1.09	0.44	(1.72)
Net increase (decrease) from operations	(0.41)	(1.65)	1.13	0.44	(1.70)
Dividends from net investment income	—	(0.03)	—	—	—
Distributions from net realized gains	—	—	—	—	(0.13)
Total dividends and distributions	—	(0.03)	—	—	(0.13)
Net asset value, end of year	$10.52	$10.93	$12.61	$11.48	$11.04
Total investment return[3]	(3.75)%	(13.17)%	9.93%	3.99%	(13.13)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.65%[4]	2.50%[4]	2.55%	2.57%	2.65%
Expenses after fee waivers and/or expense reimbursements	2.55%[4]	2.41%[4]	2.44%	2.49%	2.65%
Net investment income	0.12%	0.21%	0.37%	(0.04)%	0.16%
Supplemental data:
Net assets, end of year (000's)	$1,337	$1,661	$2,079	$2,201	$2,396
Portfolio turnover	65%	63%	74%	158%	30%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.91	$13.75	$12.47	$11.98	$14.00
Net investment income[1]	0.12	0.16	0.18	0.12	0.12
Net realized and unrealized gains (losses)	(0.47)	(1.85)	1.17	0.47	(1.89)
Net increase (decrease) from operations	(0.35)	(1.69)	1.35	0.59	(1.77)
Dividends from net investment income	(0.11)	(0.15)	(0.07)	(0.10)	(0.12)
Distributions from net realized gains	—	—	—	—	(0.13)
Total dividends and distributions	(0.11)	(0.15)	(0.07)	(0.10)	(0.25)
Net asset value, end of year	$11.45	$11.91	$13.75	$12.47	$11.98
Total investment return[3]	(2.82)%	(12.33)%	10.86%	4.87%	(12.49)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.69%[4]	1.56%[4]	1.64%	1.75%	1.88%
Expenses after fee waivers and/or expense reimbursements	1.60%[4]	1.47%[4]	1.53%	1.67%	1.88%
Net investment income	1.10%	1.18%	1.37%	0.92%	0.97%
Supplemental data:
Net assets, end of year (000's)	$394,346	$417,751	$450,438	$334,525	$218,196
Portfolio turnover	65%	63%	74%	158%	30%

See accompanying notes to financial statements.

PACE Global Real Estate Securities Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.51	$7.33	$6.52	$6.05	$6.02
Net investment income[1]	0.13	0.16	0.10	0.08	0.09
Net realized and unrealized gains	0.58	0.02	0.83	0.65	0.08
Net increase from operations	0.71	0.18	0.93	0.73	0.17
Dividends from net investment income	(0.19)	—	(0.12)	(0.26)	(0.14)
Net asset value, end of year	$8.03	$7.51	$7.33	$6.52	$6.05
Total investment return[2]	9.86%	2.46%	14.56%	12.24%	3.28%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.65%	1.59%	1.59%	1.56%	1.69%
Expenses after fee waivers and/or expense reimbursements	1.45%	1.45%	1.45%	1.45%	1.45%
Net investment income	1.79%	2.21%	1.55%	1.19%	1.61%
Supplemental data:
Net assets, end of year (000's)	$373	$363	$5,692	$5,233	$4,838
Portfolio turnover	75%	102%	53%	92%	66%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.30	$7.37	$6.55	$6.08	$6.05
Net investment income[1]	0.19	0.14	0.12	0.09	0.11
Net realized and unrealized gains	0.50	0.05	0.84	0.66	0.07
Net increase from operations	0.69	0.19	0.96	0.75	0.18
Dividends from net investment income	(0.22)	(0.26)	(0.14)	(0.28)	(0.15)
Net asset value, end of year	$7.77	$7.30	$7.37	$6.55	$6.08
Total investment return[2]	9.94%	2.58%	14.94%	12.53%	3.46%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.50%	1.27%	1.38%	1.39%	1.39%
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.80%	1.84%	1.81%	1.43%	1.90%
Supplemental data:
Net assets, end of year (000's)	$25	$281	$280	$294	$210
Portfolio turnover	75%	102%	53%	92%	66%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

PACE Global Real Estate Securities Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.21	$7.29	$6.48	$6.00	$5.99
Net investment income[1]	0.08	0.06	0.05	0.03	0.05
Net realized and unrealized gains	0.56	0.06	0.83	0.65	0.07
Net increase from operations	0.64	0.12	0.88	0.68	0.12
Dividends from net investment income	(0.16)	(0.20)	(0.07)	(0.20)	(0.11)
Net asset value, end of year	$7.69	$7.21	$7.29	$6.48	$6.00
Total investment return[2]	9.11%	1.58%	13.77%	11.52%	2.42%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	2.26%	2.24%	2.30%	2.27%	2.44%
Expenses after fee waivers and/or expense reimbursements	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income	1.11%	0.79%	0.78%	0.40%	0.92%
Supplemental data:
Net assets, end of year (000's)	$319	$340	$272	$222	$172
Portfolio turnover	75%	102%	53%	92%	66%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$7.28	$7.35	$6.53	$6.06	$6.03
Net investment income[1]	0.14	0.14	0.12	0.10	0.10
Net realized and unrealized gains	0.56	0.05	0.84	0.65	0.08
Net increase from operations	0.70	0.19	0.96	0.75	0.18
Dividends from net investment income	(0.22)	(0.26)	(0.14)	(0.28)	(0.15)
Net asset value, end of year	$7.76	$7.28	$7.35	$6.53	$6.06
Total investment return[2]	10.13%	2.59%	15.00%	12.57%	3.47%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	1.59%	1.56%	1.63%	1.52%	1.65%
Expenses after fee waivers and/or expense reimbursements	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment income	2.07%	1.83%	1.79%	1.47%	1.88%
Supplemental data:
Net assets, end of year (000's)	$151,565	$148,096	$145,067	$116,509	$108,101
Portfolio turnover	75%	102%	53%	92%	66%

See accompanying notes to financial statements.

PACE Alternative Strategies Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each year is presented below:

Class A

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.10	$10.62	$10.21	$9.35	$9.32
Net investment loss[1]	(0.06)	(0.08)	(0.09)	(0.05)	(0.02)
Net realized and unrealized gains (losses)	(0.32)	0.56	0.70	0.95	0.05
Net increase (decrease) from operations	(0.38)	0.48	0.61	0.90	0.03
Dividends from net investment income	(0.23)	—	(0.20)	(0.04)	—
Net asset value, end of year	$10.49	$11.10	$10.62	$10.21	$9.35
Total investment return[2]	(3.47)%	4.52%	5.99%	9.54%	0.43%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.02%	1.93%	1.97%	2.01%	2.12%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.95%	1.88%	1.99%[3]	1.98%[3]	2.10%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.79%	1.81%	1.88%[3]	1.90%[3]	1.95%[3]
Net investment loss	(0.53)%	(0.74)%	(0.89)%	(0.49)%	(0.23)%
Supplemental data:
Net assets, end of year (000's)	$9,800	$7,408	$77,331	$53,728	$43,644
Portfolio turnover	221%	165%	114%	140%	242%

Class Y

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.12	$10.71	$10.30	$9.43	$9.38
Net investment income (loss)[1]	(0.02)	(0.05)	(0.07)	(0.03)	0.00[4]
Net realized and unrealized gains (losses)	(0.31)	0.56	0.70	0.97	0.05
Net increase (decrease) from operations	(0.33)	0.51	0.63	0.94	0.05
Dividends from net investment income	(0.37)	(0.10)	(0.22)	(0.07)	—
Net asset value, end of year	$10.42	$11.12	$10.71	$10.30	$9.43
Total investment return[2]	(2.99)%	4.82%	6.18%	9.89%	0.64%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.69%	1.72%	1.74%	1.77%	1.91%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.62%	1.68%[3]	1.75%[3]	1.73%[3]	1.86%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.48%	1.60%	1.63%[3]	1.65%[3]	1.70%[3]
Net investment income (loss)	(0.17)%	(0.43)%	(0.65)%	(0.25)%	0.00%[6]
Supplemental data:
Net assets, end of year (000's)	$1,926	$2,449	$4,629	$2,732	$1,668
Portfolio turnover	221%	165%	114%	140%	242%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each year reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

PACE Alternative Strategies Investments

Financial highlights (continued)

Class C

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$10.66	$10.29	$9.90	$9.09	$9.13
Net investment loss[1]	(0.13)	(0.14)	(0.16)	(0.11)	(0.08)
Net realized and unrealized gains (losses)	(0.30)	0.53	0.67	0.92	0.04
Net increase (decrease) from operations	(0.43)	0.39	0.51	0.81	(0.04)
Dividends from net investment income	(0.30)	(0.02)	(0.12)	—	—
Net asset value, end of year	$9.93	$10.66	$10.29	$9.90	$9.09
Total investment return[2]	(4.08)%	3.81%	5.18%	8.79%	(0.22)%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.75%	2.67%	2.71%	2.72%	2.82%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	2.68%	2.60%	2.70%	2.70%	2.78%
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	2.52%	2.52%	2.58%	2.62%	2.63%
Net investment loss	(1.27)%	(1.37)%	(1.60)%	(1.20)%	(0.91)%
Supplemental data:
Net assets, end of year (000's)	$12,398	$9,385	$6,346	$4,827	$4,989
Portfolio turnover	221%	165%	114%	140%	242%

Class P

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.09	$10.69	$10.27	$9.41	$9.36
Net investment income (loss)[1]	(0.03)	(0.04)	(0.07)	(0.02)	0.00[4]
Net realized and unrealized gains (losses)	(0.31)	0.55	0.71	0.95	0.05
Net increase (decrease) from operations	(0.34)	0.51	0.64	0.93	0.05
Dividends from net investment income	(0.37)	(0.11)	(0.22)	(0.07)	—
Net asset value, end of year	$10.38	$11.09	$10.69	$10.27	$9.41
Total investment return[2]	(3.13)%	4.79%	6.27%	9.93%	0.64%
Ratios to average net assets:
Expenses before fee waivers and/or reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.77%	1.69%	1.74%[5]	1.74%	1.85%
Expenses after fee waivers and/or expense reimbursements/recoupments, including dividend expense, interest expense and other borrowing costs for investments sold short	1.69%	1.62%	1.74%[3,5]	1.71%	1.85%[3]
Expenses after fee waivers and/or expense reimbursements/recoupments, excluding dividend expense, interest expense and other borrowing costs for investments sold short	1.53%	1.54%	1.62%[3]	1.63%	1.69%[3]
Net investment income (loss)	(0.30)%	(0.38)%	(0.64)%	(0.21)%	0.02%
Supplemental data:
Net assets, end of year (000's)	$712,676	$782,683	$611,399	$493,524	$449,925
Portfolio turnover	221%	165%	114%	140%	242%

4  Amount represents less than $0.005 per share.

5  The ratios after and before fee waivers and/or expense reimbursements by and recoupments to manager are the same since the recoupments to manager represent less than 0.01%.

6  Amount represents less than 0.005%.

See accompanying notes to financial statements.

PACE Select Advisors Trust

Notes to financial statements

Organization and significant accounting policies

PACE Select Advisors Trust (the "Trust") is registered with the US Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen portfolios available for investment, each having its own investment objectives and policies: PACE Government Money Market Investments (formerly, PACE Money Market Investments), PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments (each a "Portfolio" and collectively, the "Portfolios").

UBS Asset Management (Americas) Inc. ("UBS AM") is the investment manager of the Portfolios. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

Each of the Portfolios is classified as a diversified investment company with the exception of PACE Intermediate Fixed Income Investments, PACE International Fixed Income Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. With the exception of PACE Government Money Market Investments (which currently offers Class P shares only) each Portfolio currently offers Class A, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the PACESM Select Advisors Program, except that PACE Government Money Market Investments shares are also available to participants in the PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had such claims or losses through July 31, 2016 pursuant to these contracts and expect the risk of loss to be remote.

PACE Government Money Market Investments seeks to maintain a stable price of $1.00 per share. The Portfolio's Board of Trustees (the "Board") has determined that the Portfolio will operate as a "government money market fund" under Rule 2a-7 of the 1940 Act. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As a "government money market fund" under Rule 2a-7, the Portfolio will be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and will not be subject to a liquidity fee and/or a redemption gate on portfolio redemptions.

PACE Select Advisors Trust

Notes to financial statements

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolios' financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibility to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods ending after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of the guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

Valuation of investments

Each Portfolio generally calculates its net asset value on days that the New York Stock Exchange ("NYSE") is open. A Portfolio calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Portfolios do not price their shares, on most national holidays and Good Friday. To the extent that a Portfolio's assets are traded in other markets on days when the NYSE is not open, the value of a Portfolio's assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Portfolio's net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Portfolio calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

PACE Government Money Market Investments' net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. PACE Government Money Market Investments values its securities at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of the instrument to the fund and the amount due at maturity.

Each Portfolio (other than PACE Government Money Market Investments) calculates its net asset value based on the current market value, where available, for its portfolio securities. The Portfolios normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized "evaluation" systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/ or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from

PACE Select Advisors Trust

Notes to financial statements

an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Board. Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Portfolios invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Portfolio's net asset value. However, if any of the Portfolios determine that such developments are so significant that they will materially affect the value of the Portfolio's investments, the Portfolio may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Portfolios may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at "fair value," that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Portfolio's Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Portfolios' use of the practical expedient within ASC Topic 820, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

OTC swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board. Centrally cleared swaps are valued using prices from the counterparty clearing houses.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee ("VC") (formerly UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Portfolios' portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

PACE Select Advisors Trust

Notes to financial statements

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances, securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Portfolio's portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the "limit up" or "limit down" price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment's fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of each Portfolio's own assumptions in determining the fair value of investments.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Early application is permitted and the Trust has elected to adopt ASU 2015-07 early. In the event a Portfolio holds investments for which fair value is measured using the NAV per share practical expedient, a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

A fair value hierarchy table has been included near the end of each Portfolio's Portfolio of investments.

The provisions of ASC Topic 815 "Derivatives and Hedging" ("ASC Topic 815") require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Portfolio's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. Details of this disclosure can be found below as well as in the Portfolio of investments. Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Portfolios may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the applicable Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of July 31, 2016 is reflected in

PACE Select Advisors Trust

Notes to financial statements

the Statement of assets and liabilities. The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the year ended July 31, 2016.

At July 31, 2016, the Portfolios had the following derivatives categorized by underlying risk:

Asset derivatives1

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Swap agreements	$2,392	$—	$—	$—	$2,392
Total value	$2,392	$—	$—	$—	$2,392
PACE Intermediate Fixed Income Investments
Futures contracts	$558,455	$—	$—	$—	$558,455
Forward foreign currency contracts	—	20,511	—	—	20,511
Options and swaptions purchased	387,798	—	—	—	387,798
Swap agreements	16,299	—	12,872	—	29,171
Total value	$962,552	$20,511	$12,872	$—	$995,935
PACE Strategic Fixed Income Investments
Futures contracts	$5,540,913	$—	$—	$—	$5,540,913
Options and swaptions purchased	423,604	—	—	—	423,604
Forward foreign currency contracts	—	3,315,758	—	—	3,315,758
Swap agreements	—	—	2,059,888	—	2,059,888
Total value	$5,964,517	$3,315,758	$2,059,888	$—	$11,340,163
PACE International Fixed Income Investments
Futures contracts	$3,677,706	$—	$—	$—	$3,677,706
Forward foreign currency contracts	—	6,679,179	—	—	6,679,179
Total value	$3,677,706	$6,679,179	$—	$—	$10,356,885
PACE High Yield Investments
Forward foreign currency contracts	$—	$229,228	$—	$—	$229,228
Total value	$—	$229,228	$—	$—	$229,228
PACE Alternative Strategies Investments
Futures contracts	$3,425,781	$—	$—	$2,355,125	$5,780,906
Options purchased	3,087,226	2,575,305	—	5,446,944	11,109,475
Forward foreign currency contracts	—	21,727,768	—	—	21,727,768
Swap agreements	10,791,384	—	3,540,848	974,518	15,306,750
Total value	$17,304,391	$24,303,073	$3,540,848	$8,776,587	$53,924,899

PACE Select Advisors Trust

Notes to financial statements

Liability derivatives2

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Swap agreements	$(2,265,930)	$—	$—	$—	$(2,265,930)
Options written	(150,907)	—	—	—	(150,907)
Total value	$(2,416,837)	$—	$—	$—	$(2,416,837)
PACE Intermediate Fixed Income Investments
Futures contracts	$(1,094,450)	$—	$—	$—	$(1,094,450)
Forward foreign currency contracts	—	(86,634)	—	—	(86,634)
Swap agreements	(282,800)	—	(229,063)	—	(511,863)
Options and swaptions written	(533,347)	—	—	—	(533,347)
Total value	$(1,910,597)	$(86,634)	$(229,063)	$—	$(2,226,294)
PACE Strategic Fixed Income Investments
Futures contracts	$(3,262,882)	$—	$—	$—	$(3,262,882)
Options and swaptions written	(486,751)	(473,474)	—	—	(960,225)
Forward foreign currency contracts	—	(4,827,343)	—	—	(4,827,343)
Swap agreements	(23,450,908)	—	(2,102,577)	—	(25,553,485)
Total value	$(27,200,541)	$(5,300,817)	$(2,102,577)	$—	$(34,603,935)
PACE International Fixed Income Investments
Futures contracts	$(1,303,923)	$—	$—	$—	$(1,303,923)
Forward foreign currency contracts	—	(5,289,627)	—	—	(5,289,627)
Total value	$(1,303,923)	$(5,289,627)	$—	$—	$(6,593,550)
PACE High Yield Investments
Forward foreign currency contracts	$—	$(2,004,545)	$—	$—	$(2,004,545)
Total value	$—	$(2,004,545)	$—	$—	$(2,004,545)
PACE Alternative Strategies Investments
Futures contracts	$(1,707,228)	$—	$—	$(2,429,018)	$(4,136,246)
Written options and foreign exchange options	—	(222,319)	—	(1,010,888)	(1,233,207)
Forward foreign currency contracts	—	(19,780,282)	—	—	(19,780,282)
Swap agreements	(16,575,475)	—	(851,264)	(1,138,809)	(18,565,548)
Total value	$(18,282,703)	$(20,002,601)	$(851,264)	$(4,578,715)	$(43,715,283)

1  In the Statement of assets and liabilities, options and swaptions purchased are shown within Investments, at value, swap agreements (except centrally cleared swaps) are shown within swap agreements at value while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swaps are reported at value as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

2  In the Statement of assets and liabilities, options and swaptions written are shown within options and swaptions written, at value and swap agreements (except centrally cleared swaps) are shown within swap agreements at value while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swaps are reported at value as detailed in the futures contracts and centrally cleared swaps tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

PACE Select Advisors Trust

Notes to financial statements

Net realized and change in unrealized gains (losses) from derivatives instruments during the year ended July 31, 2016, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Mortgage-Backed Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures	$32,753	$—	$—	$—	$32,753
Options and swaptions purchased[4]	(1,061,797)	—	—	—	(1,061,797)
Swap agreements	(5,226,436)	—	—	—	(5,226,436)
Options and swaptions written	1,292,171	—		—	1,292,171
Total net realized gain (loss)	$(4,963,309)	$—	$—	$—	$(4,963,309)
Net change in unrealized appreciation/depreciation[5]
Futures	$—	$—	$—	$—	$—
Options and swaptions purchased[4]	289,057	—	—	—	289,057
Swap agreements	(1,549,237)	—	—	—	(1,549,237)
Options and swaptions written	(424,896)	—		—	(424,896)
Total net change in unrealized appreciation/depreciation	$(1,685,076)	$—	$—	$—	$(1,685,076)
PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$190,528	$—	$—	$—	$190,528
Options and swaptions purchased[4]	(232,692)	(16,618)	—	—	(249,310)
Forward foreign currency contracts	—	125,946	—	—	125,946
Swap agreements	(866,006)	—	261,502	—	(604,504)
Options and swaptions written	328,615	90,179	—	—	418,794
Total net realized gain (loss)	$(579,555)	$199,507	$261,502	$—	$(118,546)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$(623,927)	$—	$—	$—	$(623,927)
Options and swaptions purchased[4]	206,399	2,535	—	—	208,934
Forward foreign currency contracts	—	(123,539)	—	—	(123,539)
Swap agreements	(342,621)	—	(51,611)	—	(394,232)
Options and swaptions written	(23,156)	(11,061)	—	—	(34,217)
Total net change in unrealized appreciation/depreciation	$(783,305)	$(132,065)	$(51,611)	$—	$(966,981)

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$114,409	$(335,533)	$—	$—	$(221,124)
Options and swaptions purchased[4]	(625,652)	—	—	—	(625,652)
Options and swaptions written	1,769,690	1,247,675	—	—	3,017,365
Forward foreign currency contracts	—	1,586,627	—	—	1,586,627
Swap agreements	(3,514,318)	—	399,807	—	(3,114,511)
Total net realized gain (loss)	$(2,255,871)	$2,498,769	$399,807	$—	$642,705
Net change in unrealized appreciation/depreciation[5]
Options and swaptions purchased[4]	$(155,686)	$—	$—	$—	$(155,686)
Futures contracts	2,876,960	—	—	—	2,876,960
Options and swaptions written[4]	92,908	(6,968)	—	—	85,940
Swap agreements	(19,998,860)	—	2,011,508	—	(17,987,352)
Forward foreign currency contracts	—	(2,732,657)	—	—	(2,732,657)
Total net change in unrealized appreciation/depreciation	$(17,184,678)	$(2,739,625)	$2,011,508	$—	$(17,912,795)
PACE International Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(817,298)	$—	$—	$—	$(817,298)
Forward foreign currency contracts	—	16,245,903	—	—	16,245,903
Total net realized gain (loss)	$(817,298)	$16,245,903	$—	$—	$15,428,605
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$2,780,452	$—	$—	$—	$2,780,452
Forward foreign currency contracts	—	1,309,834	—	—	1,309,834
Total net change in unrealized appreciation/depreciation	$2,780,452	$1,309,834	$—	$—	$4,090,286
PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$4,106,711	$—	$—	$4,106,711
Total net realized gain (loss)	$—	$4,106,711	$—	$—	$4,106,711
Net change in unrealized appreciation/depreciation[5]
Forward foreign currency contracts	$—	$(2,389,290)	$—	$—	$(2,389,290)
Total net change in unrealized appreciation/depreciation	$—	$(2,389,290)	$—	$—	$(2,389,290)
PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	$—	$—	$—	$—	$—
Forward foreign currency contracts	—	(179,527)	—	—	(179,527)
Total net realized gain (loss)	$—	$(179,527)	$—	$—	$(179,527)
PACE International Emerging Markets Equity Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$24,550	$—	$—	$24,550
Total net realized gain (loss)	$—	$24,550	$—	$—	$24,550

PACE Select Advisors Trust

Notes to financial statements

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$6,036,603	$—	$—	$(11,715,672)	$(5,679,069)
Options and swaptions purchased[4]	(459,705)	(43,303)	—	(33,634)	(536,642)
Options and swaptions written	(54,464)	492,506	—	(517,983)	(79,941)
Forward foreign currency contracts	—	3,345,468	—	—	3,345,468
Swap agreements	(2,066,209)	—	774,127	372,389	(919,693)
Total net realized gain (loss)	$3,456,225	$3,794,671	$774,127	$(11,894,900)	$(3,869,877)
Net change in unrealized appreciation/depreciation[5]
Futures contracts	$1,717,972	$—	$—	$(2,622,053)	$(904,081)
Options and swaptions purchased[4]	(632,114)	(320,920)	—	1,437,053	484,019
Options and swaption written	(17,671)	(107,581)	—	(855,526)	(980,778)
Forward foreign currency contracts	—	(3,730,074)	—	—	(3,730,074)
Swap agreements	(5,398,729)	—	1,157,930	(445,637)	(4,686,436)
Total net change in unrealized appreciation/depreciation	$(4,330,542)	$(4,158,575)	$1,157,930	$(2,486,163)	$(9,817,350)

3  The net realized gains (losses) are shown in the Statement of operations in net realized gains (losses) from futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted.

4  Realized and unrealized gain (loss) is included in net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments in the Statement of operations.

5  The net change in unrealized appreciation/depreciation is shown in the Statement of operations in net change in unrealized appreciation/depreciation on futures, options and swaptions written, swap agreements and forward foreign currency contracts, unless otherwise noted.

In January 2013, Accounting Standards Update 2013-01 ("ASU 2013-01"), "Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities", replaced Accounting Standards Update 2011-11 ("ASU 2011-11"), "Disclosures about Offsetting Assets and Liabilities". ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting agreement ("MNA") or similar agreement.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements ("ISDA Master Agreements") or similar master agreements (collectively, "Master Agreements") with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The statement of assets and liabilities is presented gross of any netting.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2016, derivative assets and liabilities (by type) on a gross basis were follows:

PACE Mortgage-Backed Securities Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Options written	$—	$(150,907)
Swap agreements[1]	2,392	(2,265,930)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,392	(2,416,837)
Derivatives not subject to MNA or similar agreements	—	2,265,930
Total gross amount of assets and liabilities subject to MNA or similar agreements	2,392	(150,907)

1  Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on centrally cleared swap agreements.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2016.

PACE Mortgage-Backed Securities Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received*	Net amount of assets
CSI	$1,146	$(1,146)	$—	$—
GS	1,246	—	(1,246)	—
Total	2,392	(1,146)	(1,246)	—
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged*	Net amount of liabilities
CSI	$(102,370)	$1,146	$101,224	$—
JMPCM	(48,537)	—	48,537	—
Total	(150,907)	1,146	149,761	—

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Intermediate Fixed Income

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$20,511	$(86,634)
Futures contracts [1]	558,455	(1,094,450)
Options and swaptions purchased	387,798	—
Options and swaptions written	—	(533,347)
Swap agreements[1]	29,171	(511,863)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	995,935	(2,226,294)
Derivatives not subject to MNA or similar agreements	(574,754)	1,579,509
Total gross amount of assets and liabilities subject to MNA or similar agreements	421,181	(646,785)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2016.

PACE Intermediate Fixed Income

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
BB	$8,324	$—	$—	$8,324
CSI	16,624	—	—	16,624
GS	387,798	(362,958)	—	24,840
MSCI	8,435	(8,435)	—	—
Total	421,181	(371,393)	—	49,788
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BOA	$(164,203)	$—	$—	$(164,203)
GS	(362,958)	362,958	—	—
JPMBC	(32,990)	—	—	(32,990)
MSCI	(86,568)	8,435	—	(78,133)
RBS	(66)	—	—	(66)
Total	(646,785)	371,393	—	(275,392)

PACE Strategic Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$3,315,758	$(4,827,343)
Futures contracts[1]	5,540,913	(3,262,882)
Options and swaptions purchased	423,604	—
Options and swaptions written	—	(960,225)
Swap agreements[1]	2,059,888	(25,553,485)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	11,340,163	(34,603,935)
Derivatives not subject to MNA or similar agreements	(7,513,526)	26,713,790
Total gross amount of assets and liabilities subject to MNA or similar agreements	3,826,637	(7,890,145)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

PACE Select Advisors Trust

Notes to financial statements

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2016.

PACE Strategic Fixed Income Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received*	Net amount of assets
BB	$20,675	$(20,675)	$—	$—
BNP	190,036	(190,036)	—	—
BOA	693,442	(693,442)	—	—
CITI	470,621	(470,621)	—	—
DB	48,452	(48,452)	—	—
GSB	349,413	(349,413)	—	—
HSBC	422,899	(422,899)	—	—
JPMCB	1,026,349	(663,043)	(226,000)	137,306
MSCI	184,952	(184,952)	—	—
RBC	30,549	(30,549)	—	—
RBS	27,625	—	—	27,625
SG	282,122	(4,292)	—	277,830
SSC	72,957	(39,508)	—	33,449
WBC	6,545	(4,766)	—	1,779
Total	3,826,637	(3,122,648)	(226,000)	477,989
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged*	Net amount of liabilities
BB	$(243,430)	$20,675	$—	$(222,755)
BNP	(546,242)	190,036	152,484	(203,722)
BOA	(1,236,681)	693,442	—	(543,239)
CITI	(659,774)	470,621	189,153	—
CSI	(124,450)	—	124,450	—
DB	(247,854)	48,452	—	(199,402)
GSB	(904,242)	349,413	529,688	(25,141)
GSI	(837,226)	—	837,226	—
HSBC	(1,449,061)	422,899	558,091	(468,071)
JPMCB	(663,043)	663,043	—	—
MSCI	(358,711)	184,952	173,759	—
RBC	(570,865)	30,549	—	(540,316)
SG	(4,292)	4,292	—	—
SSC	(39,508)	39,508	—	—
WBC	(4,766)	4,766	—	—
Total	(7,890,145)	3,122,648	2,564,851	(2,202,646)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Select Advisors Trust

Notes to financial statements

PACE International Fixed Income Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$6,679,179	$(5,289,627)
Futures contracts[1]	3,677,706	(1,303,923)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	10,356,885	(6,593,550)
Derivatives not subject to MNA or similar agreements	(10,356,885)	6,593,550
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

PACE High Yield Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$229,228	$(2,004,545)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	229,228	(2,004,545)
Derivatives not subject to MNA or similar agreements	(229,228)	2,004,545
Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

PACE Alternative Strategies Investments

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$21,727,768	$(19,780,282)
Futures contracts[1]	5,780,906	(4,136,246)
Options and swaptions purchased	11,109,475	—
Options and swaptions written	—	(1,233,207)
Swap agreements[1]	15,306,750	(18,565,548)
Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	53,924,899	(43,715,283)
Derivatives not subject to MNA or similar agreements	(20,043,125)	20,448,556
Total gross amount of assets and liabilities subject to MNA or similar agreements	33,881,774	(23,266,727)

1  Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the futures contracts and centrally cleared swaps tables in the Portfolio of investments but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

The following tables present the Portfolio's derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Portfolio as of July 31, 2016.

PACE Alternative Strategies Investments

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received*	Net amount of assets
BB	$6,029,582	$(6,029,582)	$—	$—
BNP	3,450,307	(2,609,867)	—	840,440
BOA	2,383	(2,383)	—	—
CITI	9,761,763	(4,395,743)	(209,605)	5,156,415

PACE Select Advisors Trust

Notes to financial statements

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received*	Net amount of assets
DB	$158,152	$(158,152)	$—	$—
GS	2,314,613	(274,240)	—	2,040,373
GSB	298,170	(26,376)	—	271,794
HSBC	1,341,909	—	—	1,341,909
JPMCB	629,089	(44,597)	—	584,492
MSCI	7,790,144	(7,790,144)	—	—
RBS	37,150	(37,150)	—	—
SG	150,053	(150,053)	—	—
SGST	1,918,459	—	—	1,918,459
Total	33,881,774	(21,518,287)	(209,605)	12,153,882
Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged*	Net amount of liabilities
BB	$(6,670,517)	$6,029,582	$—	$(640,935)
BNP	(2,609,867)	2,609,867	—	—
BOA	(258,077)	2,383		(255,694)
CITI	(4,395,743)	4,395,743	—	—
DB	(178,904)	158,152	—	(20,752)
GS	(274,240)	274,240	—	—
GSB	(26,376)	26,376	—	—
JPMCB	(44,597)	44,597	—	—
MSCI	(7,867,076)	7,790,144	76,932	—
RBS	(317,282)	37,150	—	(280,132)
SG	(624,048)	150,053	—	(473,995)
Total	(23,266,727)	21,518,287	76,932	(1,671,508)

*  In some instances, the actual collateral received and/or pledged may be more than the amount shown and may be comprised of cash collateral, non-cash collateral or combination of both.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a

PACE Select Advisors Trust

Notes to financial statements

Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or subadvised by UBS AM.

Under certain circumstances, the Portfolios may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolios potentially assessed to a fee for uninvested cash held in a business account at a bank.

Reverse repurchase agreements—Certain Portfolios may enter into reverse repurchase agreements with qualified third party banks, securities dealers or their affiliates. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time a Portfolio enters into a reverse repurchase agreement, the Portfolio establishes and maintains a segregated account with the Portfolio's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

There were no reverse repurchase agreements outstanding at the year ended July 31, 2016.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio footnotes.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effects of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated

PACE Select Advisors Trust

Notes to financial statements

debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of their investment strategies, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment subadvisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

PACE Select Advisors Trust

Notes to financial statements

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Portfolios trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Portfolios would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At July 31, 2016, PACE Mortgage-Backed Securities Fixed Income Investments and PACE Strategic Fixed Income Investments had a maximum payout amounts of approximately $26,031,250 and $6,973,898, repectively, relating to written put option contracts. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments, at value.

Futures contracts—Certain Portfolios may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities. They may do this to enhance or realize gains, as a hedge and/or to manage the average duration of the Portfolio. Using futures contracts involves various market risks, including interest rate and equity risk as well as the risks that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts that are held through swap contracts, payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan assignments and participations—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a Portfolio having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insol-

PACE Select Advisors Trust

Notes to financial statements

vency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its subadvisor determines that the selling Lender is creditworthy. When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than PACE Government Money Market Investments and PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its subadvisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Uncovered short sales—PACE Mortgage-Backed Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), PACE International Equity Investments, PACE Large Co Value Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments may engage in short sale transactions in which the Portfolio sells a security it does not own (or does not have the right to acquire at no added cost). The Portfolio must borrow the security to make delivery to the buyer. In a short sale where a Portfolio is not holding a position in the same security (or convertible into the same security), the Portfolio will maintain an account containing cash or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the investment sold short. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. A Portfolio incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales. Because PACE Large Co Value Equity Investments, PACE International Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are multi-managed and have the ability to engage in short sales, one investment advisor may take a short position and another advisor may take a long position in the same security. A Portfolio will be required to pay the buyer for any dividends or other corporate actions and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense or liability to the Portfolio on an accrual basis. A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and a Portfolio will realize a gain if the security declines in price between those same dates. Because a Portfolio's loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. In addition, a Portfolio's

PACE Select Advisors Trust

Notes to financial statements

investments held long could decline in value at the same time the value of the investment sold short increases, thereby increasing the Portfolio's potential for loss. PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the year ended July 31, 2016.

Mortgage-backed securities—Certain Portfolios may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Company or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government.

Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Such classes include interest-only ("IO") and principal-only ("PO") classes. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected.

Asset-backed securities—Certain Portfolios may invest in asset-backed securities ("ABS"), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

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Notes to financial statements

Treasury roll transactions—Certain Portfolios may enter into treasury roll transactions. In a treasury roll transaction, a Portfolio sells a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and date. The Portfolio receives cash from the sale of the Treasury security to use for other investment purposes. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase and sale. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Portfolio and the counterparty over the term of the borrowing. The Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Portfolio. If the interest expense exceeds the income earned, the Portfolio's net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. During the year ended July 31, 2016, only PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments and PACE Strategic Fixed Income Investments utilized treasury roll transactions.

Pursuant to Accounting Standards Update ("ASU") No. 2014-11, Transfers & Servicing (Topic 860): "Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures" ("ASU 2014-11"), the table below represents the remaining contractual maturity as of July 31, 2016, of the treasury roll transactions accounted for as secured borrowings.

PACE Strategic Fixed Income Investments

Type of securities being bought back	Overnight and continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
US government obligations	$—	$71,452,512	$70,474,412	$—	$141,926,924

Swap agreements—Certain Portfolios may engage in swap agreements, including, but not limited to, interest rate, credit default, total return and variance swap agreements. A Portfolio expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio's duration, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

The Portfolios accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Portfolios may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Portfolio typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a default or a credit event. If no

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Notes to financial statements

default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Portfolio had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of July 31, 2016 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swap agreements on credit indices—sell protection" and "Credit default swap agreements on corporate and sovereign issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

Total return swap agreements involve commitments to pay or receive interest in exchange for a market-linked return based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked-to-market daily, and the change, if any, is recorded as unrealized appreciation or depreciation. Total return swap agreements are subject to general market risk, liquidity risk, counterparty risk, interest risk, credit risk and the risk that there may be unfavorable changes in the underlying investments or instruments.

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Notes to financial statements

Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the realized price variance of the underlying asset is less than the strike price. As a payer of the realized price variance the Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's subadviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, such as interest and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio's exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. Centrally cleared swaps, if any, are reported on the Statement of assets and liabilities based on variation margin received or paid, if any.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which PACE International Fixed Income Investments, PACE High Yield Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and

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Notes to financial statements

therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which PACE Small/Medium Co Value Equity Investments and PACE Small/Medium Co Growth Equity Investments tend to invest.

Investments in bonds with ratings of BB (Standard & Poor's Ratings Group) or Ba (Moody's Investors Service, Inc.) or below (commonly referred to as "high yield" bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominantly speculative with respect to an issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer's default or downgrade than investment grade (higher-quality) bonds.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, each Portfolio paid UBS AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of July 31, 2016:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE Government Money Market Investments	0.350%
PACE Mortgage-Backed Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion
PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE Strategic Fixed Income Investments	0.650% up to $250 million
0.600% above $250 million up to $500 million
0.575% above $500 million up to $750 million
0.550% above $750 million up to $1 billion
0.525% above $1 billion up to $1.25 billion
0.500% above $1.25 billion
PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion
PACE International Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

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Notes to financial statements

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion
PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion
PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million
PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion
PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion
PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion
PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

PACE Select Advisors Trust

Notes to financial statements

Under separate Subadvisory Agreements, with the exception of PACE Government Money Market Investments, UBS AM (not the Portfolios) pays the following investment subadvisors a fee from the investment management and administration fees which UBS AM receives, which is accrued daily and paid monthly:

Portfolio	Investment subadvisor
PACE Mortgage-Backed Securities Fixed Income Investments	Pacific Investment Management Company LLC
PACE Intermediate Fixed Income Investments	Babson Capital Management LLC BlackRock Financial Management, Inc.
PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC Neuberger Berman Investment Advisers LLC
PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC
PACE International Fixed Income Investments	Rogge Global Partners plc
PACE High Yield Investments	Nomura Corporate Research and Asset Management, Inc.
PACE Large Co Value Equity Investments	Los Angeles Capital Management and Equity Research, Inc. River Road Asset Management, LLC Pzena Investment Management, LLC Boston Partners
PACE Large Co Growth Equity Investments	Jackson Square Partners, LLC J.P. Morgan Investment Management Mar Vista Investment Partners, LLC
PACE Small/Medium Co Value Equity Investments	Kayne Anderson Rudnick Investment Management, LLC Wells Capital Management, Inc. Systematic Financial Management, L.P.
PACE Small/Medium Co Growth Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Riverbridge Partners, LLC Timpani Capital Management LLC
PACE International Equity Investments	Robert W. Baird & Co. Incorporated (formerly known as Chautauqua Capital Management, LLC) Los Angeles Capital Management and Equity Research, Inc. Mondrian Investment Partners Ltd.
PACE International Emerging Markets Equity Investments	LMCG Investments, LLC (formerly known as Lee Munder Capital Group, LLC) Mondrian Investment Partners Ltd. William Blair & Company L.L.C
PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.
PACE Alternative Strategies Investments.[1]	Analytic Investors, LLC
AQR Capital Management LLC
Aviva Investors America LLC
First Quadrant L.P.
PCJ Investment Counsel Ltd.
Sirios Capital Management, L.P.
Standard Life investments (Corporate Funds) Limited

1  UBS Asset Management (Americas) Inc. has the authority to allocate a portion of the Portfolio's assets to unaffiliated actively-and passively-managed pooled investment vehicles and index futures.

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2016, certain Portfolios owe or are owed by UBS AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS AM
PACE Government Money Market Investments	$(42,504)
PACE Mortgage-Backed Securities Fixed Income Investments	173,451
PACE Intermediate Fixed Income Investments	160,142
PACE Strategic Fixed Income Investments	379,007
PACE Municipal Fixed Income Investments	161,321
PACE International Fixed Income Investments	242,803
PACE High Yield Investments	221,351
PACE Large Co Value Equity Investments	800,333
PACE Large Co Growth Equity Investments	816,350
PACE Small/Medium Co Value Equity Investments	343,238
PACE Small/Medium Co Growth Equity Investments	296,324
PACE International Equity Investments	691,781
PACE International Emerging Markets Equity Investments	340,556
PACE Global Real Estate Securities Investments	58,797
PACE Alternative Strategies Investments	809,060

UBS AM has entered into a written fee waiver agreement with each of PACE Mortgage-Backed Securities Fixed Income Investments and PACE International Fixed Income Investments, under which UBS AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS AM to each of these Portfolio's subadvisors: Pacific Investment Management Company LLC and Rogge Global Partners plc.

UBS AM has agreed to lower its management fee so that the annual fee rate for management services (but not the administrative services) for the PACE Strategic Fixed Income Investments and PACE International Fixed Income Investments Portfolios don't exceed the following rate: $0 to $500 million—0.500%; in excess of $500 million up to $1 billion—0.450%; in excess of $1 billion up to $1.25 billion—0.425%; in excess of $1.25 billion up to $1.5 billion—0.400%; and over $1.5 billion—0.375% and $0 to $500 million—0.600%; in excess of $500 million up to $1 billion—0.575%; and over $1 billion—0.550%, respectively. UBS AM has further voluntarily waived its fees in the following amounts for PACE Strategic Fixed Income Fund, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments: 0.070%, 0.050%, 0.100% and 0.100%, respectively, through November 30, 2016. These management fee waivers will not be subject to future recoupment.

For the year ended July 31, 2016, UBS AM was contractually obligated to waive as follows:

Management fees waived
PACE Mortgage-Backed Securities Fixed Income Investments	$224,637
PACE Strategic Fixed Income Investments	809,299
PACE Municipal Fixed Income Investments	205,569
PACE International Fixed Income Investments	1,272,295
PACE High Yield Investments	408,532

Additionally, PACE Alternative Strategies Investments and UBS AM have entered into a written fee waiver agreement pursuant to which UBS AM is contractually obligated to waive its management fees to the extent necessary to offset the cost savings to UBS AM for allocating a portion of the fund's assets to other unaffiliated pooled investment vehicles and index futures. The fee waiver agreement may be terminated by the Portfolio's Board at any time and also will terminated automatically upon the expiration or termination of the Portfolio's advisory contract with UBS

PACE Select Advisors Trust

Notes to financial statements

AM. For the year ended July 31, 2016, UBS AM was contractually obligated to waive $442,718 in investment management and administration fees. This management fee waiver will not be subject to future recoupment.

With respect to the following Portfolios, UBS AM may voluntarily waive its management fees to the extent necessary to reflect lower subadvisory fees paid. This management fee waiver will not be subject to future recoupment. Once started, there is no guarantee that UBS AM would continue to voluntarily waive a portion of its management fees. For the year ended July 31, 2016, UBS AM voluntarily waived fees of:

Management fees waived
PACE Intermediate Fixed Income Investments	$46,884
PACE Municipal Fixed Income Investments	85,569
PACE High Yield Investments	308,270
PACE Large Co Value Equity Investments	161,095
PACE Large Co Growth Equity Investments	96,315
PACE Small/Medium Co Growth Equity Investments	208,959
PACE International Equity Investments	323,033
PACE International Emerging Markets Equity Investments	365,020
PACE Alternative Strategies Investments	116,340

Additionally, with respect to PACE Government Money Market Investments, UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2016, UBS AM voluntarily waived and/or reimbursed expenses of $386,980 for PACE Government Money Market Investments for that purpose.

UBS AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) through November 30, 2016 at a level not to exceed the amounts in the table below.

Each Portfolio will repay UBS AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2013, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the year ended July 31, 2016, UBS AM had the following fee waivers/expense reimbursements, and recoupments. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2019, and recoupments for the year ended July 31, 2016, were as follows:

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Government Money Market Investments	N/A	N/A	N/A	0.60%	$706,786	$—
PACE Mortgage-Backed Securities Fixed Income Investments	0.97%	1.47%	0.72%	0.72	714,210	—
PACE Intermediate Fixed Income Investments	0.93	1.43	0.68	0.68	574,537	—
PACE Strategic Fixed Income Investments	1.06	1.56	0.81	0.81	158	—
PACE Municipal Fixed Income Investments	0.90	1.40	0.65	0.65	—	—
PACE International Fixed Income Investments	1.25	1.75	1.00	1.00	—	—
PACE High Yield Investments	1.28	1.78	1.03	1.03	—	—

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Class A expense cap	Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
PACE Large Co Value Equity Investments	1.27%	2.02%	1.02%	1.02%	$—	$—
PACE Large Co Growth Equity Investments	1.30	2.05	1.05	1.05	—	—
PACE Small/Medium Co Value Equity Investments	1.41	2.16	1.16	1.16	—	—
PACE Small/Medium Co Growth Equity Investments	1.38	2.13	1.13	1.13	—	441
PACE International Equity Investments	1.55	2.30	1.30	1.30	—	—
PACE International Emerging Markets Equity Investments	1.95	2.70	1.70	1.70	—	—
PACE Global Real Estate Securities Investments	1.45	2.20	1.20	1.20	547,380	—
PACE Alternative Strategies Investments	1.88	2.63	1.63	1.63	—	—

At July 31, 2016, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2017	Expires July 31, 2018	Expires July 31, 2019
PACE Government Money Market Investments	$2,248,248	$855,490	$685,972	$706,786
PACE Mortgage-Backed Fixed Income Investments—Class A	117,210	49,829	40,449	26,932
PACE Mortgage-Backed Fixed Income Investments—Class C	37,602	14,845	12,532	10,225
PACE Mortgage-Backed Fixed Income Investments—Class Y	185,363	68,311	57,441	59,611
PACE Mortgage-Backed Fixed Income Investments—Class P	2,006,140	686,529	702,169	617,442
PACE Intermediate Fixed Income Investments—Class A	68,391	27,819	24,173	16,399
PACE Intermediate Fixed Income Investments—Class C	6,064	2,283	2,177	1,604
PACE Intermediate Fixed Income Investments—Class Y	4,354	2,292	997	1,065
PACE Intermediate Fixed Income Investments—Class P	1,757,614	565,867	636,278	555,469
PACE Global Real Estate Securities Investments—Class A	11,579	7,544	3,353	682
PACE Global Real Estate Securities Investments—Class C	553	229	142	182
PACE Global Real Estate Securities Investments—Class Y	1,263	497	210	556
PACE Global Real Estate Securities Investments—Class P	1,626,658	547,189	533,509	545,960

During the year ended July 31, 2016, the Portfolios could invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operated in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market was managed by UBS AM and was offered only to mutual funds and certain other accounts managed by the Portfolios' investment manager. UBS AM acted as managing member of Private Money Market and received a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM might have, in its sole discretion, waived all or any portion of the management fee to which it might have been entitled from time to time in order to maintain operating expenses at a certain level.

On May 25, 2016, the Board approved changing the Portfolios' reinvestment option for cash collateral from securities lending activities from Private Money Market to State Street Institutional U.S. Government Money Market Fund; the change went into effect on June 17, 2016. Distributions received from Private Money Market and State Street Institutional U.S. Government Money Market Fund, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations. Amounts relating to those investments in Private Money Market for the year ended July 31, 2016 have been included near the end of each Portfolio's Portfolio of investments.

PACE Select Advisors Trust

Notes to financial statements

During the year ended July 31, 2016, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	PACE Large Co Value Equity Investments	PACE Large Co Growth Equity Investments	PACE International Equity Investments	PACE International Emerging Markets Equity Investments	PACE Alternative Strategies Investments
UBS AG	$—	$88	$—	$2,385	$1,665
UBS Limited	—	—	404	1,004	20
UBS Securities Asia Ltd.	—	—	22,948	8,007	—
UBS Securities Private Ltd.	—	—	—	1,800	—
UBS Securities LLC	25,934	1,905	—	6,137	—

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolios may conduct transactions, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the year ended July 31, 2016, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

PACE Strategic Fixed Income Investments	$110
PACE Large Co Value Equity Investments	21,308
PACE Large Co Growth Equity Investments	23,243
PACE Small/Medium Co Value Equity Investments	32,557
PACE Small/Medium Co Growth Equity Investments	4,868
PACE International Equity Investments	23,936
PACE International Emerging Markets Equity Investments	24,429
PACE Global Real Estate Securities Investments	8,812
PACE Alternative Strategies Investments	34,869

During the year ended July 31, 2016, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

PACE Government Money Market Investments	$41,497,413
PACE Mortgage-Backed Securities Fixed Income Investments	1,925,696,222
PACE Intermediate Fixed Income Investments	758,975,475
PACE Strategic Fixed Income Investments	2,762,988,930
PACE Municipal Fixed Income Investments	19,339,926
PACE International Fixed Income Investments	26,762,554
PACE High Yield Investments	56,135,259
PACE Alternative Strategies Investments	135,225,492

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

PACE Select Advisors Trust

Notes to financial statements

Service and distribution plans

UBS Asset Management (US) Inc. ("UBS AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A and Class C shares, the Portfolios (with the exception of PACE Government Money Market Investments, which only offers Class P shares), pay UBS AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class C shares for PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments and (2) at the annual rate of 0.50% of the average daily net assets of Class C shares for PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments and PACE High Yield Investments.

UBS AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A and Class C shares.

At July 31, 2016, certain Portfolios owed UBS AM (US) service and distribution fees, and for the year ended July 31, 2016, certain Portfolios were informed by UBS AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE Mortgage-Backed Securities Fixed Income Investments—Class A	$8,753	$2,915
PACE Mortgage-Backed Securities Fixed Income Investments—Class C	7,810	0
PACE Intermediate Fixed Income Investments—Class A	3,963	611
PACE Intermediate Fixed Income Investments—Class C	1,046	—
PACE Strategic Fixed Income Investments—Class A	2,846	2,678
PACE Strategic Fixed Income Investments—Class C	6,659	—
PACE Municipal Fixed Income Investments—Class A	10,994	9,274
PACE Municipal Fixed Income Investments—Class C	6,706	—
PACE International Fixed Income Investments—Class A	9,511	3,668
PACE International Fixed Income Investments—Class C	1,974	—
PACE High Yield Investments—Class A	791	7,648
PACE High Yield Investments—Class C	2,100	74
PACE Large Co Value Equity Investments—Class A	23,474	10,736
PACE Large Co Value Equity Investments—Class C	10,654	—
PACE Large Co Growth Equity Investments—Class A	8,895	11,074
PACE Large Co Growth Equity Investments—Class C	2,951	103
PACE Small/Medium Co Value Equity Investments—Class A	3,521	1,926
PACE Small/Medium Co Value Equity Investments—Class C	3,620	—
PACE Small/Medium Co Growth Equity Investments—Class A	4,586	5,626
PACE Small/Medium Co Growth Equity Investments—Class C	2,299	43
PACE International Equity Investments—Class A	6,193	4,858
PACE International Equity Investments—Class C	1,870	—

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
PACE International Emerging Markets Equity Investments—Class A	$818	$593
PACE International Emerging Markets Equity Investments—Class C	1,118	0
PACE Global Real Estate Securities Investments—Class A	77	112
PACE Global Real Estate Securities Investments—Class C	269	2
PACE Alternative Strategies Investments—Class A	2,056	63,169
PACE Alternative Strategies Investments—Class C	10,419	2,183

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolios pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolios' transfer agent, and is compensated for these services by BNY Mellon, not the Portfolios.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2016, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $276,926, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the year ended July 31, 2016, UBS Financial Services Inc. received from BNY Mellon, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
PACE Government Money Market Investments	$136,454
PACE Mortgage-Backed Securities Fixed Income Investments	429,646
PACE Intermediate Fixed Income Investments	375,114
PACE Strategic Fixed Income Investments	518,948
PACE Municipal Fixed Income Investments	81,457
PACE International Fixed Income Investments	508,208
PACE High Yield Investments	404,074
PACE Large Co Value Equity Investments	600,425
PACE Large Co Growth Equity Investments	579,365
PACE Small/Medium Co Value Equity Investments	561,259
PACE Small/Medium Co Growth Equity Investments	563,029
PACE International Equity Investments	559,416
PACE International Emerging Markets Equity Investments	516,730
PACE Global Real Estate Securities Investments	393,774
PACE Alternative Strategies Investments	323,490

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2016, each Portfolio accrued transfer agency and related services fees payable to BNY Mellon on each class as follows:

Portfolio	Class A	Class C	Class Y	Class P
PACE Government Money Market Investments	$—	$—	$—	$828,698
PACE Mortgage-Backed Securities Fixed Income Investments	39,167	13,573	71,907	729,347
PACE Intermediate Fixed Income Investments	20,529	1,990	1,157	644,433
PACE Strategic Fixed Income Investments	10,084	8,704	5,020	903,068
PACE Municipal Fixed Income Investments	16,795	3,983	75	132,406
PACE International Fixed Income Investments	49,415	2,785	6,312	857,342
PACE High Yield Investments	3,309	2,141	1,003	706,531
PACE Large Co Value Equity Investments	82,042	13,395	12,568	990,313
PACE Large Co Growth Equity Investments	36,129	5,513	10,163	994,923
PACE Small/Medium Co Value Equity Investments	13,753	4,296	1,340	973,929
PACE Small/Medium Co Growth Equity Investments	19,545	3,381	1,097	973,494
PACE International Equity Investments	40,310	4,208	15,565	951,020
PACE International Emerging Markets Equity Investments	7,804	2,687	13,659	898,130
PACE Global Real Estate Securities Investments	1,020	498	735	687,157
PACE Alternative Strategies Investments	6,591	6,712	1,758	556,028

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.

The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Effective June 17, 2016, cash collateral received is invested in State Street Institutional U.S. Government Money Market Fund, which is included in each Portfolio's Portfolio of investments. Prior to that, cash collateral received was invested in Private Money Market. State Street Bank and Trust Company serves as the Portfolios' lending agent.

In addition, PACE Large Co Value Equity Investments and PACE International Equity Investments participate in State Street's enhanced custody program. Through this program, State Street is capable of facilitating the Portfolios' short selling activity at a lower cost. A portion of the cash collateral received in connection with the Portfolios' securities lending activity is pledged back to State Street for the financing of short sales. This amount is shown as cash collateral on investments sold short in the Statement of assets and liabilities.

At July 31, 2016, the following Portfolios had securities on loan at value, cash collateral and non-cash collateral as follows:

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE Intermediate Fixed Income Investments	$10,678,241	$10,884,573	$—	$10,884,573
PACE Strategic Fixed Income Investments	17,390,831	17,724,928	—	17,724,928
PACE International Fixed Income Investments	1,196,333	1,220,380	—	1,220,380

PACE Select Advisors Trust

Notes to financial statements

Portfolio	Value of securities on loan	Cash collateral	Non-cash collateral*	Total collateral	Security types held as non-cash collateral
PACE High Yield Investments	$57,622,947	$58,971,210	$—	$58,971,210
PACE Large Co Value Equity Investments **	35,162,957	23,779,046	12,041,685	35,820,731	US Treasury Notes and US Treasury Bills
PACE Large Co Growth Equity Investments	119,122,824	2,515,957	119,661,045	122,177,002	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Value Equity Investments	120,493,974	17,050,926	106,036,726	123,087,652	US Treasury Notes and US Treasury Bills
PACE Small/Medium Co Growth Equity Investments	121,805,358	69,914,089	54,896,571	124,810,660	US Treasury Notes and US Treasury Bills
PACE International Equity Investments**	56,894,235	55,799,689	3,551,790	59,351,479	US Treasury Notes and US Treasury Bills
PACE International Emerging Markets Investments	13,433,019	6,491,485	7,717,890	14,209,375	US Treasury Notes and US Treasury Bills
PACE Global Real Estate Securities Investments	6,476,400	—	6,533,112	6,533,112	US Treasury Notes and US Treasury Bills

*  These securities are held for the benefit of the Portfolio's custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of assets and liabilities.

**  This Portfolio participates in the enhanced custody program which permits self-borrow transactions that does not require any collateral for the securities on loan under those transactions.

Pursuant to ASU 2014-11, the table below represents the disaggregation at July 31, 2016 of the gross amount of recognized liabilities for securities lending transactions. As the securities loaned are subject to termination by the Portfolios or the borrower at any time, the remaining contractual maturities of the transactions presented below are considered to be overnight and continuous.

	Type of securities loaned		Total gross amount of recognized liabilities for
Portfolio	Equity securities	Corporate bonds	securities lending transactions
PACE Intermediate Fixed Income Investments	$—	$10,884,573	$10,884,573
PACE Strategic Fixed Income Investments	—	17,724,928	17,724,928
PACE International Fixed Income Investments	—	1,220,380	1,220,380
PACE High Yield Investments	107,790	58,863,420	58,971,210
PACE Large Co Value Equity Investments	35,820,731	—	35,820,731
PACE Large Co Growth Equity Investments	122,177,002	—	122,177,002
PACE Small/Medium Co Value Equity Investments	123,087,652	—	123,087,652
PACE Small/Medium Co Growth Equity Investments	124,810,660	—	124,810,660
PACE International Equity Investments	59,351,479	—	59,351,479
PACE International Emerging Markets Investments	14,209,375	—	14,209,375
PACE Global Real Estate Securities Investments	6,533,112	—	6,533,112

Bank line of credit

Each Portfolio, other than PACE Government Money Market Investments, participates with other funds managed, advised or subadvised by UBS AM in a $75 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Effective November 18, 2015, commitment fees have been allocated among the Portfolios in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. Prior to November 18, 2015, commitment fees were allocated among the Portfolios in the

PACE Select Advisors Trust

Notes to financial statements

Committed Credit Facility pro rata, based on the relative asset size of Portfolios. For the year ended July 31, 2016, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
PACE Intermediate Fixed Income Investments	$504,746	3	$60	1.437%
PACE International Fixed Income Investments	1,044,623	5	207	1.427
PACE Large Co Value Equity Investments	1,083,726	39	1,576	1.286
PACE Large Co Growth Equity Investments	1,157,455	14	623	1.386
PACE Small/Medium Co Growth Equity Investments	546,534	1	22	1.422
PACE International Equity Investments	1,980,328	17	356	1.423
PACE International Emerging Markets Equity Investments	1,173,745	31	1,407	1.389
PACE Global Real Estate Securities Investments	658,954	5	132	1.443
PACE Alternative Strategies Investments	2,856,189	25	2,338	1.279

At July 31, 2016, PACE International Equity Investments had an outstanding borrowing of $590,108.

Purchases and sales of securities

For the year ended July 31, 2016, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$90,134,142	$34,756,426
PACE Intermediate Fixed Income Investments	130,570,050	157,668,461
PACE Strategic Fixed Income Investments	262,504,351	280,059,686
PACE Municipal Fixed Income Investments	62,470,768	71,738,278
PACE International Fixed Income Investments	203,912,405	212,571,651
PACE High Yield Investments	407,674,035	403,848,900
PACE Large Co Value Equity Investments (long transactions)	647,440,187	753,499,081
PACE Large Co Value Equity Investment (short transactions)	180,799,475	165,623,089
PACE Large Co Growth Equity Investments	421,591,155	607,303,310
PACE Small/Medium Co Value Equity Investments	365,818,630	407,181,289
PACE Small/Medium Co Growth Equity Investments	459,063,510	499,422,544
PACE International Equity Investments (long transactions)	599,059,071	626,524,851
PACE International Equity Investments (short transactions)	176,985,795	180,631,212
PACE International Emerging Markets Equity Investments	248,514,953	248,887,666
PACE Global Real Estate Securities Investments	105,776,161	111,899,320
PACE Alternative Strategies Investments (long transactions)	692,971,399	590,208,932
PACE Alternative Strategies Investments (short transactions)	177,911,817	193,589,348

For the year ended July 31, 2016, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
PACE Mortgage-Backed Securities Fixed Income Investments (long transactions)	$11,516,926,835	$11,554,585,961
PACE Intermediate Fixed Income Investments	1,066,268,258	1,031,671,805
PACE Strategic Fixed Income Investments	1,140,344,649	1,066,144,017
PACE International Fixed Income Investments	—	10,748,293

PACE Select Advisors Trust

Notes to financial statements

Commission recapture program

The following Portfolios participate in a brokerage commission recapture program: PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment subadvisor chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. For the year ended July 31, 2016, the following Portfolios recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investment activities:

Portfolio	Amount
PACE Large Co Value Equity Investments	$34,331
PACE Large Co Growth Equity Investments	55,209
PACE Small/Medium Co Value Equity Investments	130,999
PACE Small/Medium Co Growth Equity Investments	62,723
PACE International Equity Investments	30,047
PACE International Emerging Markets Equity Investments	19,509
PACE Global Real Estate Securities Investments	9,835

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except PACE Government Money Market Investments, which transacts at $1.00 per share, were as follows:

PACE Mortgage-Backed Securities Fixed Income Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	62,676	$819,419	718	$9,366
Shares repurchased	(678,110)	(8,838,528)	(73,491)	(951,773)
Dividends reinvested	58,668	761,882	13,365	173,862
Net decrease	(556,766)	$(7,257,227)	(59,408)	$(768,545)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,360,226	$30,698,013	5,938,165	$77,182,418
Shares repurchased	(2,064,149)	(26,827,857)	(8,474,604)	(110,184,103)
Dividends reinvested	88,232	1,146,869	732,706	9,521,112
Net increase (decrease)	384,309	$5,017,025	(1,803,733)	$(23,480,573)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	137,182	$1,775,921	93	$1,207
Shares repurchased	(1,164,818)	(15,109,274)	(104,446)	(1,354,903)
Dividends reinvested	54,159	701,732	10,235	132,812
Net decrease	(973,477)	$(12,631,621)	(94,118)	$(1,220,884)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,043,229	$13,549,103	6,610,190	$85,796,232
Shares repurchased	(1,302,502)	(16,912,832)	(8,554,215)	(111,094,636)
Dividends reinvested	74,052	959,832	624,418	8,096,388
Net decrease	(185,221)	$(2,403,897)	(1,319,607)	$(17,202,016)

PACE Intermediate Fixed Income Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,525	$400,870	5,222	$63,654
Shares repurchased	(167,380)	(2,055,363)	(30,989)	(381,832)
Dividends reinvested	22,248	271,974	1,612	19,707
Net decrease	(112,607)	$(1,382,519)	(24,155)	$(298,471)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,513	$18,520	6,722,149	$82,609,507
Shares repurchased	(6,096)	(74,487)	(7,046,388)	(86,606,273)
Dividends reinvested	821	10,045	706,177	8,637,610
Net increase (decrease)	(3,762)	$(45,922)	381,938	$4,640,844

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	117,921	$1,461,000	7,733	$95,207
Shares repurchased	(800,462)	(9,875,333)	(35,771)	(443,227)
Dividends reinvested	18,251	225,391	1,032	12,760
Net decrease	(664,290)	$(8,188,942)	(27,006)	$(335,260)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	9,975	$123,047	5,795,445	$71,657,053
Shares repurchased	(18,745)	(231,866)	(7,481,396)	(92,530,470)
Dividends reinvested	701	8,662	511,388	6,316,513
Net decrease	(8,069)	$(100,157)	(1,174,563)	$(14,556,904)

PACE Select Advisors Trust

Notes to financial statements

PACE Strategic Fixed Income Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	58,037	$804,711	27,500	$381,826
Shares repurchased	(116,713)	(1,607,795)	(153,639)	(2,123,679)
Dividends reinvested	23,858	327,442	15,588	213,855
Net decrease	(34,818)	$(475,642)	(110,551)	$(1,527,998)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	35,583	$483,446	9,379,592	$129,053,283
Shares repurchased	(63,965)	(886,160)	(15,353,290)	(211,087,432)
Dividends reinvested	6,469	88,581	2,101,232	28,813,371
Net decrease	(21,913)	$(314,133)	(3,872,466)	$(53,220,778)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	242,517	$3,404,619	33,395	$473,464
Shares repurchased	(2,490,629)	(34,910,266)	(291,622)	(4,091,148)
Dividends reinvested	32,528	454,650	12,760	178,854
Net decrease	(2,215,584)	$(31,050,997)	(245,467)	$(3,438,830)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	26,584	$371,990	10,724,618	$150,673,901
Shares repurchased	(76,471)	(1,073,964)	(12,153,437)	(170,755,321)
Dividends reinvested	5,301	74,186	1,594,516	22,339,498
Net increase (decrease)	(44,586)	$(627,788)	165,697	$2,258,078

PACE Municipal Fixed Income Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	63,428	$845,058	21,083	$280,720
Shares repurchased	(455,385)	(6,060,444)	(46,866)	(623,776)
Dividends reinvested	81,023	1,078,481	12,790	170,255
Net decrease	(310,934)	$(4,136,905)	(12,993)	$(172,801)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,625	$34,750	4,727,279	$63,083,383
Shares repurchased	(3,639)	(48,711)	(5,903,217)	(78,839,463)
Dividends reinvested	47	626	746,403	9,941,157
Net decrease	(967)	$(13,335)	(429,535)	$(5,814,923)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	329,924	$4,402,100	12,673	$168,222
Shares repurchased	(1,093,172)	(14,509,502)	(68,591)	(907,833)
Dividends reinvested	72,096	954,159	9,743	128,984
Net decrease	(691,152)	$(9,153,243)	(46,175)	$(610,627)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	$—	6,067,924	$80,445,478
Shares repurchased	(176)	(2,341)	(5,813,544)	(77,091,539)
Dividends reinvested	38	509	605,267	8,011,998
Net increase (decrease)	(138)	$(1,832)	859,647	$11,365,937

PACE International Fixed Income Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,800	$347,827	4,852	$51,385
Shares repurchased	(400,840)	(4,048,622)	(18,642)	(186,654)
Dividends reinvested	100,115	1,001,263	5,591	55,822
Net decrease	(267,925)	$(2,699,532)	(8,199)	$(79,447)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	16,847	$169,866	6,952,643	$70,369,750
Shares repurchased	(108,584)	(1,089,768)	(11,353,659)	(114,782,200)
Dividends reinvested	12,456	124,288	1,430,992	14,323,544
Net decrease	(79,281)	$(795,614)	(2,970,024)	$(30,088,906)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	99,492	$1,061,483	54	$561
Shares repurchased	(1,532,678)	(16,077,340)	(127,766)	(1,312,547)
Dividends reinvested	124,511	1,294,923	7,357	76,557
Net decrease	(1,308,675)	$(13,720,934)	(120,355)	$(1,235,429)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	28,739	$300,166	9,056,130	$94,191,347
Shares repurchased	(97,885)	(1,017,792)	(8,779,005)	(91,103,883)
Dividends reinvested	16,271	168,562	1,573,276	16,330,521
Net increase (decrease)	(52,875)	$(549,064)	1,850,401	$19,417,985

PACE Select Advisors Trust

Notes to financial statements

PACE High Yield Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	40,974	$381,201	31,515	$291,417
Shares repurchased	(217,253)	(1,983,488)	(95,461)	(876,856)
Dividends reinvested	19,117	175,667	9,313	85,559
Net decrease	(157,162)	$(1,426,620)	(54,633)	$(499,880)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,222	$129,145	7,325,904	$67,440,502
Shares repurchased	(44,972)	(418,776)	(10,849,112)	(99,774,567)
Dividends reinvested	6,630	61,042	2,424,658	22,339,811
Net decrease	(24,120)	$(228,589)	(1,098,550)	$(9,994,254)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	105,042	$1,092,150	23,927	$239,283
Shares repurchased	(1,819,626)	(18,433,419)	(163,087)	(1,643,569)
Dividends reinvested	50,955	520,616	14,965	150,212
Net decrease	(1,663,629)	$(16,820,653)	(124,195)	$(1,254,074)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	4,115	$41,953	8,808,856	$89,299,200
Shares repurchased	(56,044)	(582,854)	(8,110,133)	(82,026,806)
Dividends reinvested	8,222	82,907	2,796,767	28,116,758
Net increase (decrease)	(43,707)	$(457,994)	3,495,490	$35,389,152

PACE Large Co Value Equity Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	78,794	$1,606,982	8,648	$176,495
Shares repurchased	(718,201)	(15,146,818)	(97,849)	(2,007,994)
Dividends reinvested	634,332	12,534,399	71,270	1,415,420
Net decrease	(5,075)	$(1,005,437)	(17,931)	$(416,079)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	21,727	$428,211	5,453,559	$112,509,688
Shares repurchased	(122,992)	(2,600,559)	(10,790,537)	(224,267,778)
Dividends reinvested	111,958	2,214,537	7,078,912	139,383,770
Net increase	10,693	$42,189	1,741,934	$27,625,680

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,759	$1,230,771	14,977	$357,072
Shares repurchased	(1,559,905)	(40,248,888)	(77,145)	(1,871,036)
Dividends reinvested	588,967	13,976,182	64,603	1,538,181
Net increase (decrease)	(921,179)	$(25,041,935)	2,435	$24,217

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	57,411	$1,389,489	5,374,499	$133,288,645
Shares repurchased	(112,816)	(2,738,307)	(9,083,798)	(222,237,824)
Dividends reinvested	98,943	2,349,895	6,355,826	150,378,849
Net increase	43,538	$1,001,077	2,646,527	$61,429,670

PACE Large Co Growth Equity Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	77,193	$1,673,916	5,153	$101,239
Shares repurchased	(238,792)	(5,344,991)	(28,414)	(532,299)
Dividends reinvested	294,538	6,356,126	33,471	607,835
Net increase	132,939	$2,685,051	10,210	$176,775

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	17,187	$380,882	4,634,745	$105,678,140
Shares repurchased	(115,244)	(2,582,171)	(10,774,125)	(247,009,171)
Dividends reinvested	101,937	2,275,236	8,193,923	181,659,306
Net increase	3,880	$73,947	2,054,543	$40,328,275

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	69,175	$1,781,382	3,016	$67,414
Shares repurchased	(1,126,391)	(30,494,869)	(29,232)	(666,505)
Dividends reinvested	191,398	4,698,831	22,858	489,833
Net decrease	(865,818)	$(24,014,656)	(3,358)	$(109,258)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,339	$927,224	4,888,745	$129,483,655
Shares repurchased	(109,571)	(2,847,112)	(9,096,942)	(238,540,705)
Dividends reinvested	71,897	1,811,799	5,764,169	144,450,078
Net increase (decrease)	(1,335)	$(108,089)	1,555,972	$35,393,028

PACE Select Advisors Trust

Notes to financial statements

PACE Small/Medium Co Value Equity Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	37,781	$679,799	4,275	$66,392
Shares repurchased	(128,751)	(2,307,091)	(34,608)	(524,594)
Dividends reinvested	93,591	1,624,745	31,509	465,710
Net increase (decrease)	2,621	$(2,547)	1,176	$7,508

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,729	$51,474	3,056,983	$56,419,641
Shares repurchased	(18,832)	(329,679)	(5,141,981)	(96,184,485)
Dividends reinvested	5,314	95,497	2,745,585	48,843,945
Net increase (decrease)	(10,789)	$(182,708)	660,587	$9,079,101

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	32,700	$720,456	9,720	$177,405
Shares repurchased	(708,111)	(15,958,419)	(38,169)	(710,298)
Dividends reinvested	103,313	2,077,634	36,147	631,485
Net increase (decrease)	(572,098)	$(13,160,329)	7,698	$98,592

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	13,356	$298,268	3,037,901	$66,962,638
Shares repurchased	(12,677)	(268,980)	(4,001,151)	(87,240,137)
Dividends reinvested	5,605	116,309	3,019,454	62,110,172
Net increase	6,284	$145,597	2,056,204	$41,832,673

PACE Small/Medium Co Growth Equity Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	85,037	$1,197,621	6,221	$73,839
Shares repurchased	(263,171)	(3,934,411)	(67,009)	(815,001)
Dividends reinvested	318,095	4,517,436	64,384	722,393
Net increase (decrease)	139,961	$1,780,646	3,596	$(18,769)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,732	$58,653	3,768,892	$57,091,212
Shares repurchased	(20,164)	(301,010)	(5,943,491)	(93,788,979)
Dividends reinvested	9,128	139,471	5,905,510	88,877,927
Net increase (decrease)	(7,304)	$(102,886)	3,730,911	$52,180,160

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	23,316	$457,839	12,220	$218,245
Shares repurchased	(871,234)	(17,994,667)	(44,080)	(735,030)
Dividends reinvested	197,173	3,614,189	39,519	608,598
Net increase (decrease)	(650,745)	$(13,922,639)	7,659	$91,813

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	14,835	$313,895	3,071,887	$63,474,086
Shares repurchased	(13,390)	(265,433)	(4,284,782)	(87,452,863)
Dividends reinvested	5,277	102,429	3,548,030	68,015,734
Net increase	6,722	$150,891	2,335,135	$44,036,957

PACE International Equity Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	51,695	$711,119	4,273	$58,897
Shares repurchased	(232,451)	(3,207,342)	(31,163)	(419,473)
Dividends reinvested	28,179	388,873	1,124	15,259
Net decrease	(152,577)	$(2,107,350)	(25,766)	$(345,317)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	72,211	$962,286	9,068,848	$123,887,296
Shares repurchased	(246,214)	(3,301,859)	(12,539,104)	(170,852,966)
Dividends reinvested	21,438	294,346	1,105,100	15,139,872
Net decrease	(152,565)	$(2,045,227)	(2,365,156)	$(31,825,798)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	49,147	$742,749	10,551	$155,200
Shares repurchased	(1,522,846)	(22,647,840)	(17,958)	(263,196)
Dividends reinvested	48,015	690,936	2,940	41,568
Net decrease	(1,425,684)	$(21,214,155)	(4,467)	$(66,428)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	58,254	$877,495	10,321,301	$153,752,915
Shares repurchased	(290,859)	(4,282,881)	(10,109,594)	(150,829,713)
Dividends reinvested	39,843	570,555	1,769,175	25,281,509
Net increase (decrease)	(192,762)	$(2,834,831)	1,980,882	$28,204,711

PACE Select Advisors Trust

Notes to financial statements

PACE International Emerging Markets Equity Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	17,146	$184,823	57	$1,077
Shares repurchased	(72,405)	(760,386)	(24,921)	(243,564)
Dividends reinvested	1,083	11,357	—	—
Net decrease	(54,176)	$(564,206)	(24,864)	$(242,487)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	60,245	$658,274	8,177,370	$86,270,069
Shares repurchased	(112,063)	(1,202,099)	(9,161,198)	(96,795,134)
Dividends reinvested	7,603	80,288	352,582	3,705,641
Net decrease	(44,215)	$(463,537)	(631,246)	$(6,819,424)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	48,175	$638,691	11,434	$135,323
Shares repurchased	(920,629)	(11,827,983)	(24,645)	(292,330)
Dividends reinvested	2,316	28,948	331	3,841
Net decrease	(870,138)	$(11,160,344)	(12,880)	$(153,166)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	38,127	$497,223	7,342,129	$96,126,379
Shares repurchased	(182,776)	(2,403,151)	(5,418,163)	(70,909,505)
Dividends reinvested	10,330	130,670	393,761	4,957,447
Net increase (decrease)	(134,319)	$(1,775,258)	2,317,727	$30,174,321

PACE Global Real Estate Securities Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	2,083	$15,391	645	$4,490
Shares repurchased	(5,046)	(36,866)	(7,297)	(48,962)
Dividends reinvested	1,024	7,188	988	6,668
Net decrease	(1,939)	$(14,287)	(5,664)	$(37,804)

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,493	$17,052	2,487,982	$17,219,231
Shares repurchased	(38,781)	(273,136)	(3,932,400)	(27,225,091)
Dividends reinvested	1,055	7,174	623,246	4,219,376
Net decrease	(35,233)	$(248,910)	(821,172)	$(5,786,484)

PACE Select Advisors Trust

Notes to financial statements

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	82,338	$644,489	8,793	$66,048
Shares repurchased	(810,131)	(6,069,751)	—	—
Dividends reinvested	—	—	1,101	7,950
Net increase (decrease)	(727,793)	$(5,425,262)	9,894	$73,998

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,076	$7,783	3,458,079	$25,682,098
Shares repurchased	(1,893)	(14,140)	(3,538,992)	(26,313,892)
Dividends reinvested	1,351	9,819	683,416	4,954,762
Net increase	534	$3,462	602,503	$4,322,968

PACE Alternative Strategies Investments
For the year ended July 31, 2016:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	413,463	$4,381,863	448,480	$4,545,102
Shares repurchased	(162,128)	(1,708,287)	(107,636)	(1,074,161)
Dividends reinvested	14,938	158,942	27,571	279,019
Net increase	266,273	$2,832,518	368,415	$3,749,960

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	3,288,642	$34,814,593	17,175,414	$181,235,185
Shares repurchased	(3,376,675)	(35,026,681)	(21,313,309)	(224,926,210)
Dividends reinvested	52,574	553,603	2,239,290	23,534,934
Net decrease	(35,459)	$341,515	(1,898,605)	$(20,156,091)

For the year ended July 31, 2015:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,737,629	$18,561,745	343,497	$3,614,059
Shares repurchased	(8,352,327)	(89,919,893)	(81,081)	(847,604)
Dividends reinvested	—	—	1,210	12,551
Net increase (decrease)	(6,614,698)	$(71,358,148)	263,626	$2,779,006

	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	30,635	$331,470	23,708,618	$257,856,072
Shares repurchased	(245,039)	(2,641,470)	(10,956,193)	(119,108,123)
Dividends reinvested	2,614	28,134	609,778	6,542,917
Net increase (decrease)	(211,790)	$(2,281,866)	13,362,203	$145,290,866

Redemption fees

Effective August 3, 2015, the redemption fee of 1.00% imposed by each class of each series of the Trust, with the exception of PACE Government Money Market Investments, was eliminated. Prior to August 3, 2015 for purchases of shares on or after February 17, 2015, the redemption fee was calculated as a percentage of the amount redeemed

PACE Select Advisors Trust

Notes to financial statements

within 30 days of purchase, if applicable. This amount was paid to the applicable Portfolio. The redemption fees retained by the Portfolios are disclosed in the Statement of changes in net assets. For the year ended July 31, 2016, redemption fees represent less than $0.005 per share.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended July 31, 2016 and July 31, 2015 were as follows:

	2016				2015
Portfolio	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital	Tax- exempt income	Ordinary Income	Long term realized capital gains	Return of capital
PACE Government Money Market Investments	$—	$24,948	$—	$—	$—	$21,010	$—	$—
PACE Mortgage-Backed Securities Fixed Income Investments	—	12,711,635	—	—	—	10,748,068	—	—
PACE Intermediate Fixed Income Investments	—	9,142,720	720,188	—	—	6,742,062	416,495	—
PACE Strategic Fixed Income Investments	—	26,746,267	5,095,336	—	—	24,826,172	—	—
PACE Municipal Fixed Income Investments	11,033,492	—	2,030,575	—	10,727,697	7,334	—	—
PACE International Fixed Income Investments	—	16,848,527	—	—	—	12,854,886	—	6,437,480
PACE High Yield Investments	—	21,394,896	—	3,178,152	—	24,450,100	6,606,595	—
PACE Large Co Value Equity Investments	—	45,716,794	119,176,371	—	—	33,018,522	144,188,915	—
PACE Large Co Growth Equity Investment	—	—	200,263,532	—	—	18,702,626	139,561,279	—
PACE Small/Medium Co Value Equity Investments	—	6,543,402	46,938,578	—	—	24,250,226	43,493,292	—
PACE Small/Medium Co Growth Equity Investments	—	22,271,143	76,772,564	—	—	10,967,318	64,366,071	—
PACE International Equity Investments	—	16,961,715	—	—	—	28,067,973	—	—
PACE International Emerging Markets Equity Investments	—	4,028,778	—	—	—	5,372,352	—	—
PACE Global Real Estate Securities Investments	—	4,533,677	—	—	—	5,250,218	—	—
PACE Alternative Strategies Investments	—	26,380,799	—	—	—	7,075,445	—	—

PACE Select Advisors Trust

Notes to financial statements

At July 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated realized capital and other losses	Unrealized appreciation (depreciation)	Total
PACE Government Money Market Investments	$84	$—	$—	$—	$84
PACE Mortgage-Backed Securities Fixed Income Investments	550,925	—	(8,100,867)	6,749,046	(800,896)
PACE Intermediate Fixed Income Investments	2,227,855	—	(474,950)	5,699,655	7,452,560
PACE Strategic Fixed Income Investments	12,506,786	6,254,022	(555,656)	705,879	18,911,031
PACE Municipal Fixed Income Investments	92,505	2,490,368	—	25,922,245	28,505,118
PACE International Fixed Income Investments	9,237,190	—	(34,881,610)	14,547,139	(11,097,281)
PACE High Yield Investments	—	—	(18,144,759)	(567,015)	(18,711,774)
PACE Large Co Value Equity Investments	10,458,662	25,950,507	(144,317)	84,122,263	120,387,115
PACE Large Co Growth Equity Investments	—	27,078,988	(739,997)	272,410,620	298,749,611
PACE Small/Medium Co Value Equity Investments	781,368	5,248,834	—	36,088,848	42,119,050
PACE Small/Medium Co Growth Equity Investments	—	—	(18,221,191)	27,967,586	9,746,395
PACE International Equity Investments	16,743,694	—	(158,245,028)	(12,688,511)	(154,189,845)
PACE International Emerging Markets Equity Investments	4,188,429	—	(76,697,852)	4,741,364	(67,768,059)
PACE Global Real Estate Securities Investments	5,270,372	—	(3,980,308)	5,116,120	6,406,184
PACE Alternative Strategies Investments	—	—	(51,851,934)	1,056,231	(50,795,703)

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Portfolios after December 22, 2010, may be carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. Post-enactment loss incurred that will be carried forward indefinitely are as following:

	Short-term	Long-term	Total
PACE Mortgage-Backed Securities Fixed Income Investments	$—	$8,100,867	$8,100,867
PACE International Fixed Income Investments	6,778,859	3,891,053	10,669,912
PACE High Yield Investments	3,394,276	13,528,609	16,922,885
PACE International Equity Investments	22,295,806	—	22,295,806
PACE International Emerging Markets Equity Investments	45,843,922	30,853,930	76,697,852

At July 31, 2016, the following Portfolios had pre-enactment capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

	July 31, 2017	July 31, 2018	July 31, 2019	July 31, 2020	July 31, 2021	Total
PACE International Fixed Income Investments	$765,140	$7,784,695	$—	$—	$—	$8,549,835
PACE International Equity Investments	—	135,949,222	—	—	—	135,949,222
PACE Global Real Estate Securities Investments	—	3,980,308	—	—	—	3,980,308
PACE Alternative Strategies Investments	—	35,556,572	—	—	—	35,556,572

PACE Select Advisors Trust

Notes to financial statements

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed.

During the fiscal year, the following Portfolios utilized capital loss carryforwards to offset current year realized gains:

Capital loss carryforwards utilized
PACE Mortgage-Backed Securities Fixed Income Investments	$5,445,466
PACE Global Real Estate Securities Investments	1,530,933
PACE Alternative Strategies Investments	1,689,486

During the fiscal year, the following Portfolio had capital loss carryforwards expired un-utilized:

Capital loss carryforwards expired
PACE International Fixed Income Investments	$2,354,563

Qualified late year losses are deemed to arise on the first business day of a Portfolio's next taxable year. For the year ended July 31, 2016, the following Portfolios incurred, and elected to defer losses of the following:

	Late year ordinary	Post-October capital losses
	losses	Short-term	Long-term
PACE High Yield Investments	$1,221,874	$—	$—
PACE Large Co Growth Equity Investments	739,997	—	—
PACE Small/Medium Co Growth Equity Investments	1,450,465	16,770,726	—
PACE Alternative Strategies Investments	3,304,401	5,209,916	7,582,170

At July 31, 2016, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Portfolios' net assets as follows:

	Accumulated net investment income/ (distributions in excess of)	Accumulated net realized gain/loss	Beneficial interest
PACE Mortgage-Backed Securities Fixed Income Investments	$4,161,716	$(4,161,716)	$—
PACE Intermediate Fixed Income Investments	322,338	(322,338)	—
PACE Strategic Fixed Income Investments	877,000	(877,000)	—
PACE Municipal Fixed Income Investments	232	(232)	—
PACE International Fixed Income Investments	6,375,514	(4,020,951)	(2,354,563)
PACE High Yield Investments	(1,414,252)	1,414,252	—
PACE Large Co Value Equity Investments	(858,090)	858,090	—
PACE Large Co Growth Equity Investments	(871,714)	871,714	—
PACE Small/Medium Co Value Equity Investments	(135,403)	135,403	—
PACE Small/Medium Co Growth Equity Investments	901,034	194,697	(1,095,731)
PACE International Equity Investments	436,684	(436,684)	—
PACE International Emerging Markets Equity Investments	(405,824)	405,824	—
PACE Global Real Estate Securities Investments	1,510,688	(1,510,688)	—
PACE Alternative Strategies Investments	1,437,137	2,477,974	(3,915,111)

PACE Select Advisors Trust

Notes to financial statements

These differences are primarily due to tax treatment of foreign currency and futures transactions, net operating losses, paydown gains and losses, distributions in excess of net investment income, disposition of PFIC investments, swap adjustments, REIT adjustments, tax character of distributions and adjustments for certain debt obligations.

ASC 740-10 "Income Taxes—Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolios have conducted an analysis and concluded as of July 31, 2016 that, other than PACE International Emerging Markets Equity Investments, there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. As of July 31, 2016, PACE International Emerging Markets Equity Investments has recognized a liability of $591,774 related to uncertain tax positions of which $398,250 is included in payable foreign withholding taxes and foreign capital gains taxes and $193,524 is included in deferred foreign capital gain taxes payable in the Statement of assets and liabilities. The Portfolios recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended July 31, 2016, the Portfolios did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in certain foreign countries may be subject to taxes will be paid by the Portfolios.

Each of the tax years in the four year period ended July 31, 2016, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent Event

Effective August 1, 2016 through November 30, 2016, PACE Strategic Fixed Income Investments lowered its expense cap so that the fund's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.96% for Class A, 1.46% for Class C and 0.71% for both Class Y and Class P. Additionally, the waiver of UBS AM's management fees to reflect a lower management fee paid by the fund to UBS AM was terminated. In addition, effective August 1, 2016 through November 30, 2016, PACE International Emerging Markets Equity Investments lowered its expense cap so that the fund's ordinary total operating expenses of each class (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 1.75% for Class A, 2.50% for Class C and 1.50% for both Class Y and Class P.

PACE Select Advisors Trust

Report of Ernst & Young LLP, independent registered public
accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of PACE Select Advisors Trust (comprising, respectively, PACE Government Money Market Investments (formerly, PACE Money Market Investments), PACE Mortgage-Backed Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE International Fixed Income Investments, PACE High Yield Investments, PACE Large Co Value Equity Investments, PACE Large Co Growth Equity Investments, PACE Small/Medium Co Value Equity Investments, PACE Small/Medium Co Growth Equity Investments, PACE International Equity Investments, PACE International Emerging Markets Equity Investments, PACE Global Real Estate Securities Investments and PACE Alternative Strategies Investments, collectively the "Trust") as of July 31, 2016, and the related statements of operations and the statements of cash flows of PACE Large Co Value Equity Investments and PACE International Equity Investments for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series constituting PACE Select Advisors Trust at July 31, 2016, the results of their operations and the cash flows of PACE Large Co Value Equity Investments and PACE International Equity Investments for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 29, 2016

PACE Select Advisors Trust

Tax information (unaudited)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you in writing as to the federal tax status of distributions received by shareholders during the fiscal year. Accordingly, the percentage of ordinary dividends paid that qualify for the dividends received deduction for corporate shareholders and the amount of foreign tax credit to be passed through to shareholders are as follows:

Portfolio	Dividends received deduction	Foreign tax credit
PACE Large Co Value Equity Investments	90.57%	$—
PACE Small/Medium Co Value Equity Investments	96.32	—
PACE Small/Medium Co Growth Equity Investments	14.26	—
PACE International Equity Investments	—	1,552,214
PACE International Emerging Markets Equity Investments	0.18	1,230,078
PACE Global Real Estate Securities Investments	0.73	—
PACE Alternative Strategies Investments	4.46	—

Also, for the fiscal year ended July 31, 2016, the foreign source income for information reporting purposes for PACE International Equity Investments and PACE International Emerging Markets Equity Investments is $26,746,498 and $10,373,137, respectively.

For the taxable year ended July 31, 2016, the Portfolios designate the amounts below as the maximum amount that may be considered qualified dividend income for individual shareholders.

Portfolio	Maximum amount considered qualified dividend income
PACE Large Co Value Equity Investments	$30,238,272
PACE Small/Medium Co Value Equity Investments	6,477,240
PACE Small/Medium Co Growth Equity Investments	1,450,411
PACE International Equity Investments	16,961,715
PACE International Emerging Markets Equity Investments	4,028,778
PACE Global Real Estate Securities Investments	137,034
PACE Alternative Strategies Investments	3,975,445

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders should not use the above information to prepare their tax returns. Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2016. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in February 2017. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

PACE Select Advisors Trust

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

In addition, PACE Government Money Market Investments discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

February 2016 Board Meeting

Robert W. Baird & Co. Incorporated

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on February 9-10, 2016 (the "February Meeting"), the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Robert W. Baird & Co. Incorporated ("Baird") (the "Subadvisory Agreement") with respect to PACE International Equity Investments (the "Portfolio"). It was noted that Baird currently serves as a subadvisor to the Portfolio under an interim subadvisory agreement (the "Interim Agreement"), between UBS AM and Baird with respect to the Portfolio, which had been approved by the board at a special telephonic meeting held on December 29, 2015 (the "December Meeting"). Management noted that the board had been asked to approve the Interim Agreement in connection with the sale of all of the outstanding equity interests of Chautauqua Capital Management, LLC ("Chautauqua"), a then-current subadvisor to the Portfolio, to Baird (the "Transaction"), as the change in ownership of Chautauqua would constitute an "assignment" and result in the automatic termination of the then-current subadvisory agreement between UBS AM and Chautauqua with respect to the Portfolio (the "Chautauqua Agreement").

Management stated that the Transaction closed on January 15, 2016 and the Interim Agreement took effect as of the close of business on that date. It was noted that the terms of the Interim Agreement were substantially similar to the terms of the Chautauqua Agreement, except for the duration of the agreement and the fees payable thereunder. Management noted that Baird was not entitled to receive compensation under the terms of the Interim Agreement, which would terminate upon the approval of the Subadvisory Agreement, and that UBS AM had agreed to corresponding waivers of its management fee for the duration of the Interim Agreement. It was noted that such waivers were instituted with respect to the Interim Agreement pending consideration of a superseding agreement at an "in person" board meeting in consideration of regulatory requirements. Management stated that the proposed Subadvisory Agreement also was on substantially similar terms as the Chautauqua Agreement, including the fee rates payable thereunder. It was noted that Chautauqua had served as a subadvisor to the Portfolio since August 2013 and that, following the Transaction, the Portfolio's investment team and strategy continued to operate under the Chautauqua name as an autonomous division of Baird. It was also noted that, following the Transaction, there were no changes to investment personnel or trading functions but all non-investment related services are now primarily supported by Baird.

The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received memoranda from UBS AM discussing UBS AM's reasons for recommending Baird as a subadvisor to the Portfolio and the proposed fee structure in advance of the December Meeting and February Meeting, respectively.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by Baird to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. At the December Meeting, the board considered management's reasons for recommending the appointment of Baird as a subadvisor to the Portfolio, including its "due diligence" concerning Baird, that the Portfolio's investment team and strategy continued to operate under the Chautauqua name as an autonomous division of Baird and that there were no expected changes to investment personnel or trading functions as a result of the Transaction. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Chautauqua who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. At the February Meeting, UBS AM represented that there had been no material changes in the information previously provided to the board at the December Meeting. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the SubAdvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Baird in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Baird. The board noted that the subadvisory fee rate in the Subadvisory Agreement was the same as that in the Chautauqua Agreement, and that Baird would not receive compensation under the terms of the Subadvisory Agreement for the services provided under the Interim Agreement. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

Fund performance—The board received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Baird or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Baird—The board was informed by management at the December Meeting that Baird's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Baird would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Baird could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

May 2016 Board Meeting

Rogge Global Partners plc

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 24-25, 2016 (the "May Meeting"), the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and Rogge Global Partners plc ("Rogge") (the "Subadvisory Agreement") with respect to PACE International Fixed Income Investments (the "Portfolio"). It was noted that Rogge has served as a subadvisor to the Portfolio since August 1995. Management explained to the board that Rogge currently was owned by Old Mutual plc and employees of Rogge, who owned 79% and 21% of the equity interests of Rogge, respectively. Management further explained that Rogge had entered into an agreement for the sale of all outstanding equity interests in Rogge to Allianz Global Investors ("Allianz") (the "Transaction"), which was expected to be consummated relatively soon after the May Meeting. Management stated that, following the Transaction, the Rogge investment team and the strategy that Rogge provides for the Portfolio were expected to continue to operate under the Rogge name as an autonomous division of Allianz. Management stated that it did not expect any material changes with respect to the Rogge investment team's management of the Portfolio as a result of the Transaction, and that Allianz was considering integrating its own emerging markets debt team with that of Rogge's as part of the Transaction. Management explained that because the expected change in ownership would constitute an "assignment," the current subadvisory agreement between UBS AM and Rogge with respect to the Portfolio (the "Current Subadvisory Agreement") would terminate automatically upon consummation of the Transaction and, if approved, the proposed SubAdvisory Agreement would become effective. Management stated that the proposed Subadvisory Agreement has substantially the same terms as the Current Subadvisory Agreement, including the fee rates payable thereunder. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending that Rogge continue serving as a subadvisor to the Portfolio.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by Rogge to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending that Rogge continue as a subadvisor to the Portfolio, including that the Portfolio's investment team and strategy were expected to continue to operate under the Rogge name as an autonomous division of Allianz and that there were no expected material changes with respect to the Rogge investment team's management of the Portfolio as a result of the Transaction. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board was also able to draw on its knowledge of the current investment team members, including materials it previously received from, and meetings it previously held with, representatives of Rogge who discussed with the board the investment philosophy and the backgrounds and qualifications of the investment team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to Rogge in light of the nature, extent and quality of the subadvisory services anticipated to be provided by Rogge. The board noted that the subadvisory fee rate in the Subadvisory Agreement was the same as that in the Current Subadvisory Agreement. The board determined that the proposed subadvisory fee was reasonable in light

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

Fund performance—The board received and considered performance information provided by UBS AM, including relative performance information from independent providers of investment company data. The board also noted that UBS AM believes that the Portfolio's investment team would continue to perform at the same level as it did prior to the Transaction. The board concluded that, overall, it was satisfied with the performance of the Portfolio.

Advisor profitability—Profitability of Rogge or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to Rogge—The board was informed by management that Rogge's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that Rogge would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that Rogge could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

May 2016 Board Meeting

PCJ Investment Counsel Ltd.

Trustees' considerations

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on May 24-25, 2016, the members of the board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended, considered and approved the proposed subadvisory agreement between UBS Asset Management (Americas) Inc. ("UBS AM") and PCJ Investment Counsel ("PCJ") (the "Subadvisory Agreement") with respect to PACE Alternative Strategies Investments (the "Portfolio"). Management discussed with the board its proposal to reduce the target allocation of the Portfolio's assets managed by First Quadrant L.P. ("First Quadrant") from 12.0% to 5.5% and to reallocate a portion of the assets managed by First Quadrant (i.e., 6.5%) to PCJ. In considering the approval of the Subadvisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS AM. The board recognized its familiarity with UBS AM and the investment management and subadvisory agreements for this and the other portfolios of the Trust, including the extensive materials the board had previously reviewed in connection with the annual reconsideration of the contracts for the portfolios. The board also received a memorandum from UBS AM discussing UBS AM's reasons for recommending PCJ as a subadvisor to the Portfolio.

In its consideration of the approval of the Subadvisory Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Subadvisory Agreement—The board's evaluation of the services to be provided by PCJ to the Portfolio took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the Trust and its portfolios. It reviewed the purposes and investment objective of the Portfolio and UBS AM's overall plan to meet the Portfolio's stated purposes and objective. The board considered management's reasons for recommending the appointment of PCJ as a subadvisor to the Portfolio, including its "due diligence" concerning PCJ and its belief that PCJ's fundamental equity market neutral strategy would benefit the Portfolio by, among other reasons, improving the Portfolio's ability to generate risk-adjusted returns over full business cycles and complementing the strategies provided by other subadvisors to the Portfolio. The board also received materials from PCJ detailing its investment philosophy and met with representatives of PCJ, who discussed with the board that investment philosophy and process and the backgrounds and qualifications of the portfolio management team. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Subadvisory Agreement.

Subadvisory fee—The board reviewed and considered the proposed contractual subadvisory fee to be payable by UBS AM to PCJ in light of the nature, extent and quality of the subadvisory services anticipated to be provided by PCJ. The board noted that although the proposed contractual subadvisory fee would result in a net increase in the subadvisory fees paid by UBS AM with respect to the Portfolio, the net increase in the subadvisory fees would have no impact on the fees paid by the Portfolio's investors as the additional cost would be borne by UBS AM. The board determined that the proposed subadvisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Subadvisory Agreement.

Fund performance—The board received and considered composite performance information provided by PCJ. The board also noted that, as PCJ would be a new subadvisor to the Portfolio, the current performance of the Portfolio was not a significant factor in the consideration of the approval of the Subadvisory Agreement.

Advisor profitability—Profitability of PCJ or its affiliates or UBS AM or its affiliates in providing services to the Portfolio was not a significant factor considered by the board, as the subadvisory fee would be paid by UBS AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Economies of scale—The board noted that, as the subadvisory fee for the Portfolio would be paid by UBS AM, not by the Portfolio, consideration of economies of scale with respect specifically to the subadvisory fee was not relevant.

Other benefits to PCJ—The board was informed by management that PCJ's relationship with the Portfolio would be limited to its provision of subadvisory services to the Portfolio and that therefore management believed that PCJ would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that PCJ could receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as a subadvisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having a subadvisor with an established or well-regarded reputation.

In light of all of the foregoing, the board, including a majority of the Independent Trustees, approved the proposed Subadvisory Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Subadvisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

July 2016 Board Meeting

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 12-13, 2016, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of each series of the Trust (each a "Portfolio" and together the "Portfolios"), and, for those Portfolios with subadvisors/sub-manager(s), the subadvisory/sub-management agreements for the Portfolios. (Throughout this discussion, each subadvisor/sub-manager to a Portfolio is referred to as a "Subadvisor" and each subadvisory/sub-management agreement is referred to as a "Subadvisory Agreement.") In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM and the Portfolios' Subadvisors, as well as the management, subadvisory, administrative and distribution arrangements for the Portfolios. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, subadvisory/sub-management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement and the Subadvisory Agreements, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement and the Subadvisory Agreements—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolios by UBS AM and, for those Portfolios with Subadvisor(s), subadvisory services provided by each Subadvisor during the past year. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolios and the resources devoted to, and the record of compliance with, each Portfolio's compliance policies and procedures. The board noted that it received information at regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of each Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolios. The board noted the complexity of this process for the Portfolios, given their broad range of investment strategies. The board noted that UBS AM provided extensive oversight of the Subadvisors for the Portfolios and reported to the board at each regular meeting on the Subadvisors' performance and compliance with applicable requirements and made recommendations with respect to Subadvisor changes (both in terms of the allocation of Portfolio assets to Subadvisors and their hiring and termination) from time to time based on the performance of the Subadvisors and other relevant factors. The board's evaluation of the services provided by UBS AM and the Subadvisors took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including (i) maintaining and monitoring its own and the Portfolios' expanded compliance programs and (ii) hiring and replacing Subadvisors, monitoring current Subadvisors (including adjusting their Portfolio asset allocations) and coordinating strategies among Subadvisors to continue to optimize the implementation and effectuation of the Portfolios' investment strategies. It also was noted that the Investment Management and Administration Agreement under consideration had been approved by shareholders at a special meeting of shareholders of the Trust held in 2008.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolios and had previously met with and received information regarding the person(s) or portfolio management team from each Subadvisor primarily responsible for the day-to-day management of each Portfolio. The board recognized that the Portfolios' senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on each Portfolio's performance and receives more extensive information periodically from each Subadvisor. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $143 billion in assets under management as of March 31, 2016 and was part of the UBS Asset Management Division, which had approximately $653 billion in assets under management worldwide as of March 31, 2016. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Portfolios under the Investment Management and Administration Agreement as well as under the Subadvisory Agreements.

Management and subadvisory fees and expense ratios—For each Portfolio, the board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangements for each Portfolio (if any) and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered whether UBS AM had entered into one or more fee waiver and/or expense reimbursement agreements with a Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of certain or all classes of that Portfolio through November 30, 2016 (excluding dividend expense, borrowing costs, interest expense relating to short sales, expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed specified limits for each class (or, with respect to certain Portfolios, an agreement to waive a portion of its management fee). The board also considered that each Portfolio with such a fee waiver/reimbursement agreement had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense caps. Moreover, the board considered that, in addition to continuing to waive certain fees and/or reimbursing certain expenses as in past years, UBS AM also offered specific new waivers or expense caps for certain Portfolios as discussed below. Additionally, the board received and considered information comparing each Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group"). The board also received from Broadridge comparative data on a supplemental expense group of subadvised peers (which may include certain of the subadvised peers contained within the primary Expense Group) (the "Supplemental Expense Group"). A discussion of the board's considerations with respect to each Portfolio's fees is set forth below.

In connection with its consideration of each Portfolio's management fees, the board also received information on UBS AM's standard institutional account fees for accounts of a similar investment type to each of the Portfolios. The board noted management's explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Portfolios, versus those accounts and the differences in the levels of services required by the Portfolios and those accounts. The board also received information on fees charged to other mutual funds managed by UBS AM. The board observed that it had received certain information regarding fees, compensation from other similar funds, and economies of scale from certain

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Subadvisors as part of the summary of each Subadvisor's responses to requests for due diligence materials in connection with the board's annual reconsideration of the Subadvisory Agreements; however, the board also observed that the compensation paid to a Subadvisor is paid by UBS AM, not by the particular Portfolio, and, accordingly, that the retention of a Subadvisor generally does not increase the fees otherwise incurred by a Portfolio's shareholders (unless a management fee waiver level was affected by a subadvisory fee increase or a reallocation of assets).

Portfolio performance—For each Portfolio, the board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year (or shorter for newer Portfolios) and since inception periods ended April 30, 2016, and (b) annualized performance information for each year in the ten-year (or shorter) period ended April 30, 2016. Although the board received information for the ten-year and since inception periods, in its analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of a Portfolio with the funds included in its Performance Universe. The board also received updated supplemental data showing each Portfolio's performance through May 31, 2016. The board also considered UBS AM's statement that while management believed that the Broadridge peer groups were useful in evaluating Portfolio expenses relative to peers, they were less useful in evaluating performance, as in many cases they were broad-based and consisted of funds that did not necessarily have similar investment parameters to the applicable Portfolio. The board also noted that it had received information throughout the year at periodic intervals with respect to each Portfolio's performance, in most cases with respect to certain benchmark indices, including with respect to each Subadvisor's performance. Further discussion of the board's considerations with respect to each Portfolio's performance is set forth below.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to each Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolios. A Subadvisor's profitability in providing services to a Portfolio was not a significant factor considered by the board, as the subadvisory fees are paid by UBS AM, not by the relevant Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolios' assets grew, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolios. The board considered whether economies of scale in the provision of services to the Portfolios were being passed along to the shareholders. The board noted that each Portfolio's Contractual Management Fee contained breakpoints, with the exception of PACE Government Money Market Investments. The board also noted that as of April 30, 2016, with the exception of PACE Global Real Estate Securities Investments, PACE High Yield Investments, PACE International Emerging Markets Equity Investments and PACE Small/Medium Co Growth Equity Investments, for those Portfolios having breakpoints, each Portfolio's asset level exceeded at least its first breakpoint. Accordingly, the board determined that actual economies of scale existed for those Portfolios whose assets had reached the first breakpoint level and potential economies of scale existed for those Portfolios whose assets had not yet reached their first breakpoint level. The board also noted that to the extent a Portfolio's assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets. The board also took note of the relationship between any breakpoints in a subadvisory fee and the breakpoints in fees paid by the Portfolios to UBS AM.

Generally, in light of UBS AM's profitability data, the Actual Management Fees, the Contractual Management Fees, the breakpoints currently in place for the Portfolios and the current assets of the Portfolios, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolios was acceptable.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Other benefits to UBS AM and the Subadvisors—The board was informed by management that the Subadvisors' relationships with the Portfolios were limited to their provision of subadvisory services to these Portfolios, and that therefore, management believed that the Subadvisors and their affiliates did not receive tangible ancillary benefits as a result of the Subadvisors' relationships with the Portfolios, with the exception of possible benefits from soft dollars (e.g., research credits related to transaction commissions) for the equity Portfolios (which also would potentially benefit such Portfolios) and possible limited benefits to certain affiliates of a Subadvisor, such as broker-dealers (e.g., an affiliate's execution of portfolio transactions subject to detailed restrictions in SEC rules and board oversight procedures). The board recognized that certain Subadvisors could receive intangible benefits from their association with the Trust, such as increased name recognition or publicity from being selected as Subadvisors to the Trust after an extensive review process. Similarly, a Portfolio could benefit from having a Subadvisor with an established or well-regarded reputation. In light of the costs of providing investment management, administrative and other services to the Portfolios and UBS AM's ongoing commitment to the Portfolios, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In the discussions that follow, reference is made to the "median" in the Broadridge Expense Group, Supplemental Expense Group and Broadridge Performance Universe categories. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. Broadridge information is calculated on a share class basis. References appearing below relate to Class A shares; the board also had information relevant to other share classes (e.g., Class P shares) during its considerations.

PACE Large Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of J.P. Morgan Investment Management Inc., Jackson Square Partners, LLC and Mar Vista Investment Partners, LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the Portfolio's performance for the one-, three- and five-year periods was within 26 basis points (i.e., 0.26%) of the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses were within a few basis points (that is, hundredths of a percentage point) of the median. Management also noted that, compared to the Supplemental Expense Group, consisting of seven other subadvised funds, the Portfolio's Contractual Management Fee and Actual Management Fee were more closely aligned with its peers, and the Portfolio's total expenses were below the median. Management also noted the downward trend in the Portfolio's total expenses over the last few years.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Large Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Los Angeles Capital Management and Equity Research, Inc. ("Los Angeles Capital"), Pzena Investment Management, LLC, River Road Asset Management, LLC and Boston Partners, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were above the median and its total expenses were at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, consisting of five other subadvised funds, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the respective medians. Management also noted that the managers of three of the other subadvised funds utilize affiliated subadvisors, which may result in those funds having lower overall expenses.

PACE Small/Medium Co Growth Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG Investments, LLC ("LMCG"), Riverbridge Partners, LLC and Timpani Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management explained that the majority of the Portfolio's underperformance over the one-year period was driven by poor stock selection in certain sectors, compounded by an underweight in certain sectors. Management noted that two of the Portfolio's Subadvisors faced style headwinds that exacerbated the poor stock selection. Management also noted its belief that active equity managers go through alpha cycles and that there is potential for performance reversion as the Subadvisors are still adhering to their investment philosophy and process.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Small/Medium Co Value Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Kayne Anderson Rudnick Investment Management, LLC, Systematic Financial Management, L.P. and Wells Capital Management, Inc. (formerly known as Metropolitan West Capital Management, LLC), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three-, five- and ten-year periods, but that the Portfolio's performance was below the Performance Universe median since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE International Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Los Angeles Capital, Mondrian Investment Partners Limited ("Mondrian") and R. W. Baird & Co. Incorporated, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—Management noted that Broadridge classified the Portfolio under the International Multi Cap Growth category this year and that last year the Portfolio was classified under the International Large Cap Core category. Management also noted that Broadridge reviews classifications regularly and makes its own determination to classify funds based on its established holdings-based methodology. The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but that the Portfolio's performance was below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, consisting of fourteen other subadvised funds, the Portfolio's Contractual Management Fee was above the median and the Portfolio's Actual Management Fee and total expenses were below the respective medians. Management also noted that the managers of seven of the other subadvised funds utilize affiliated subadvisors, which may result in those funds having lower overall expenses.

PACE International Emerging Markets Equity Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of LMCG, Mondrian and William Blair & Company L.L.C., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management stated that the Portfolio underperformed during periods when cheap, low-quality, high-risk companies were rewarded by the market. Management noted that the primary detractor for the one- and three-year periods was the underperformance of one of the Subadvisors, as its quantitative investment approach was challenged when macro concerns created month-to-month volatility in payoffs to value, momentum and quality.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was at the median and its Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group (with the Portfolio's total expenses the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management noted that the variance in the Portfolio's total expenses relative to the Expense Group median was primarily attributable to non-management fee expenses, including transfer agent fees and custody fees, which are driven mainly by fees charged for the safekeeping of assets in local markets. Management explained that these sub-custody fees can vary widely based on the countries of the investments within the respective funds in the peer group (as evidenced by the wide range of fees across them), and that investments in less developed or frontier-type markets are more costly than investments in developing or developed countries. Management stated that it reviews sub-custody fees relative to the markets the Portfolio invests in on an annual basis and will seek to make changes to the "all in" basis point custody fee if warranted. Management also stated that it periodically conducts a review of custody fees for all

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

Portfolios to ensure that the fees paid by the Portfolios are competitive and appropriate. Management noted that there are ten funds within the Supplemental Expense Group, consisting of thirteen other subadvised funds, that utilize affiliated subadvisors and that the Portfolio's Actual Management Fee and total expenses are in line with those of the three funds within the Supplemental Expense Group utilizing unaffiliated subadvisors. As a result of discussions with the board prior to the meeting, management proposed to voluntarily lower the Portfolio's expense cap by 20 basis points (i.e., 0.20%) across all share classes from August 1, 2016 to November 30, 2016. Management also proposed to remove the voluntary management fee waiver of 9.5 basis points (i.e., 0.095%), which would create operational efficiency and streamline the Portfolio's waiver calculation.

PACE Alternative Strategies Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Analytic Investors, LLC, AQR Capital Management, LLC, Aviva Investors Americas LLC, First Quadrant L.P., Sirios Capital Management, L.P., PCJ Investment Counsel Ltd. and Standard Life Investments (Corporate Funds) Limited, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, three- and five-year periods, but the Portfolio's performance was below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were below the median in the Portfolio's Expense Group, as well as the Supplemental Expense Group, for the comparison periods utilized in the Broadridge report.

PACE Global Real Estate Securities Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Brookfield Investment Management Inc., the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one- and three-year periods and since inception, but the Portfolio's performance was above the Performance Universe median for the five-year period. Management explained that, for the one-year period, the largest detractor by region was the United States, driven by poor stock selection. Management noted that the Portfolio's performance for the three-year period was within ten basis points (i.e., 0.10%) of the median. Management also noted that, in general, performance has been hurt by the general risk aversion among investors over the past year, which led to discounted valuations relative to net asset values in many sectors. The Subadvisor has been exploiting that by purchasing stocks that it believes have been representing particular value based on the magnitude of the discounts, focusing on sectors where reasonable growth potential is seen. Management stated that this strategy has paid off more recently, with the Portfolio benefitting from a strong change in market sentiment in March 2016 and outperforming its benchmark in April 2016.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and Actual Management Fee were below the median (with the Portfolio's Actual Management Fee the lowest in the Expense Group) and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's total expenses were within a few basis points (that is, hundredths of a percentage point) of the median of the Supplemental Expense Group, consisting of four other subadvised funds. Management further noted that the Portfolio's Contractual Management Fee and Actual Management Fee were well below the respective

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

medians of the Expense Group and Supplemental Expense Group. Management explained that the Portfolio's high transfer agent fees are the main driver of the Portfolio's higher total expenses, which are a result of the large number of shareholder accounts with smaller account sizes within the Portfolio.

PACE Mortgage-Backed Securities Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Pacific Investment Management Company LLC ("PIMCO"), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-, and ten-year periods and since inception and below the median for the three- and five-year periods.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee and total expenses the highest in the Expense Group) and its Actual Management Fee was below the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management stated that, while the Portfolio's Contractual Management Fee was above the median, its Actual Management Fee was below the median of the Expense Group. Management explained that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within three basis points—i.e., 0.03%). Management noted the downward trend in the Portfolio's total expenses over the last few years. Management also noted that, compared to the Supplemental Expense Group, consisting of two other subadvised funds, both of which utilize affiliated subadvisors, the Portfolio's Actual Management Fee was at the median.

PACE High Yield Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreements with each of Nomura Corporate Research and Asset Management Inc. ("NCRAM") and Nomura Asset Management Singapore Limited (the latter being a sub-manager to NCRAM for Asia), the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-year period and since inception but below the median for the three- and five-year periods. Management noted the overall improvement in the Portfolio's performance since the addition of the Subadvisors last year and also noted that the Portfolio's performance for the three- and five-year periods was within 12 basis points (i.e., 0.12%) of the median.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group (with the Portfolio's Contractual Management Fee the highest in the Expense Group) for the comparison periods utilized in the Broadridge report. Management stated that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within three basis points—i.e., 0.03%). Management also noted that, compared to the Supplemental Expense Group, consisting of eleven other subadvised funds, eight of which utilize affiliated subadvisors, the Portfolio's Actual Management Fee and total expenses were within one basis point (i.e., 0.01%) of the respective medians.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Intermediate Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with BlackRock Financial Management, Inc. and Babson Capital Management LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. Management noted that the duration of the Portfolio is approximately two years shorter than that of the peer funds in the Performance Universe. Management explained that as yields have fallen and stayed at historic lows, particularly in longer-dated US Treasury securities, the Portfolio has produced lower returns versus longer-duration peers over the one-, three- and five-year periods. Management stated that it would expect the Portfolio's relative performance to improve when Treasury yields start to rise due to the Portfolio's shorter duration (i.e., lower interest rate sensitivity) relative to its peers.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee and total expenses were above the median (with the Portfolio's Contractual Management Fee the highest in the Expense Group) and its Actual Management Fee was at the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, while the Portfolio's Contractual Management Fee was above the median, its Actual Management Fee was at the median of the Expense Group. Management also noted that, compared to the Supplemental Expense Group, consisting of seven other subadvised funds, five of which utilize affiliated subadvisors, the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within six basis points—i.e., 0.06%).

PACE International Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Rogge Global Partners plc, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one-and three-year periods, at the Performance Universe median for the five-year period and below the Performance Universe median for the ten-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that the Portfolio's Actual Management Fee and total expenses were within one basis point (i.e., 0.01%) of the respective medians. Management also noted that, compared to the Supplemental Expense Group, consisting of six other subadvised funds, four of which utilize affiliated subadvisors, the Portfolio's Actual Management Fee was at the median and its total expenses were within two basis points (i.e., 0.02%) of the median.

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

PACE Municipal Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with Standish Mellon Asset Management Company LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was above the Performance Universe median for the one- and three-year periods, at the Performance Universe median for the ten-year period and below the Performance Universe median for the five-year period and since inception.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management explained that it appears that other funds in the Expense Group have large fee waivers in place. Management noted that the Portfolio's total expenses, although above the median, were reasonably close to the Expense Group median (within four basis points—i.e., 0.04%) within a tightly-ranged peer group.

PACE Strategic Fixed Income Investments

In approving the Investment Management and Administration Agreement and the Subadvisory Agreement with PIMCO and Neuberger Berman Investment Advisers LLC, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was below the Performance Universe median for the one- and three-year periods and above the Performance Universe median for the five- and ten-year periods and since inception. Management noted that in January 2015 the Portfolio added a new Subadvisor that employs a more dynamic and flexible approach, particularly with respect to sector rotation, which is expected produce alpha over a market cycle.

Management and subadvisory fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management noted that, compared to the Supplemental Expense Group, consisting of five other subadvised funds, three of which utilize affiliated subadvisors, the Portfolio's Contractual Management Fee, Actual Management Fee and total expenses were above the respective medians. Management also noted that in the Supplemental Expense Group, two of the three peers that utilize affiliated subadvisors pay low subadvisory fees. As a result of discussions with the board prior to the meeting, management proposed to voluntarily lower the Portfolio's expense cap by 10 basis points (i.e., 0.10%) across all share classes, which is two basis points (i.e., 0.02%) lower than its current total expenses from August 1, 2016 to November 30, 2016. Management also proposed to remove the contractual management fee waivers totaling 9 basis points (i.e., 0.09%), which would create operational efficiency and streamline the Portfolio's waiver calculation.

PACE Government Money Market Investments

In approving the Investment Management and Administration Agreement, the board, including the Independent Trustees, also considered the following factors:

Portfolio performance—The comparative Broadridge information showed that the Portfolio's performance was at or above the Performance Universe median for the one-, three-, five- and ten-year periods and since inception. The board noted that the Portfolio's above median performance included periods during which the Portfolio was man-

PACE Select Advisors Trust

Board approvals of investment management and administration agreement and subadvisory agreements (unaudited)

aged as prime money market fund, in contrast to the government money market funds in the Portfolio's Performance Universe.

Management fees and expense ratios—The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was below the median, its Actual Management Fee, which was zero, was at the median and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. Management stated that the Portfolio's total expenses were above the median in its Expense Group in part due to higher transfer agency expenses relative to peers, reflective of the smaller average size of Portfolio shareholder accounts Management also noted that the Portfolio was managed as a "prime" money market fund until November 2015, when it converted to a government money market fund in response to regulatory changes. Management noted that the Portfolio's higher gross yields as a prime money market fund resulted in a lower yield floor waiver compared to other government money market funds in the Portfolio's Expense Group.

Conclusion

Based on its review and, in certain instances, management's explanations upon further questioning, the board concluded that each Portfolio's investment performance was satisfactory or acceptable and that each management fee and subadvisory fee, as proposed by management after questions and/or suggestions posed by the board, was reasonable in light of the nature, extent and quality of the services provided to the Portfolio under the applicable Investment Management and Administration Agreement and Subadvisory Agreement or Subdvisory Agreements, respectively.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for each Portfolio and, for those Portfolios with Subadvisors, the Subadvisory Agreement(s). No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement or, for the subadvised Portfolios, the Subadvisory Agreement(s). The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement and the Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of UBS AM or the Subadvisors were present.

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 74 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

Professor Feldberg is a director or trustee of 18 investment companies (consisting of 59 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard Q. Armstrong; 81 c/o Keith Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy, among many others) (from 1982 until 1995).

				Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None
Alan S. Bernikow; 75 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm).	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

Richard R. Burt; 69 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Mr. Burt is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Bernard H. Garil; 76 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Mr. Garil is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 57 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

				Ms. Higgins is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None
David Malpass; 60 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Trustee	Since 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

				Mr. Malpass is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corporation (business development company) (and serves as a member of its audit committee).

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 51	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of USA AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 48	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark E. Carver*; 53	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 50	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (from 2007 to 2011)) and is global head of registered fund product control (since January 2016) (prior to which he was head of the North America fund treasury administration department of UBS AM—Americas region (from 2011-2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mark F. Kemper**; 58	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 48	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Tammie Lee*; 45	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joshua M. Lindauer*; 28	Vice President and Assistant Secretary	Since 2016

Mr. Lindauer is an associate director and associate general counsel of UBS AM—Americas region (since May 2016). Prior to joining UBS AM—Americas region, Mr. Lindauer was an associate counsel at Fred Alger Management, Inc. (from 2015 to 2016) and a paralegal (from 2014 to 2015). From 2010 to 2014, Mr. Lindauer was a law student. Mr. Lindauer is a vice president and assistant secretary of 10 investment companies (consisting of 78 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung*; 58	Vice President	Since May 2016

Ms. Lung is a managing director and global head of the Multi-Manager Solutions team of UBS AM—Americas region (since 2005). Ms. Lung is a vice president of 1 investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

William T. MacGregor*; 41	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 50	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Robert Sabatino**; 43	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of four investment companies (consisting of 30 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth*; 52	Vice President	Since May 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM—Americas region (since 2013). Prior to joining UBS AM—Americas region, Ms. Toth was a senior portfolio manager at AllianceBernstein (from 1993 to 2012). Ms. Toth is a vice president of 1 investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

David Walczak**; 33	Vice President	Since February 2016

Mr. Walczak is an executive director (since January 2016), head of US taxable money markets (since January 2016) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of five investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Keith A. Weller*; 55	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 33	Vice President	Since 2013

Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

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Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolios unless accompanied or preceded by an effective prospectus.

©UBS 2016. All rights reserved.
UBS Asset Management (Americas) Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019-6028

S003

PACE® Government Money Market Investments

Annual Report  | July 31, 2016

PACE Government Money Market Investments

On September 22, 2015, the Portfolio's Board of Trustees ("the Board") approved a new policy on behalf of the Portfolio to invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized fully by cash or government securities to allow the Portfolio to qualify as a government money market fund, as defined under the amended Rule 2a-7 of the Investment Company Act of 1940, as amended. In addition, the Board approved changing the Portfolio's name to PACE Government Money Market Investments to ensure that the Portfolio is understood to be a government money market fund. In connection with the change to the Portfolio's name, the Portfolio also adopted a non-fundamental investment policy that the Portfolio invests, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in government securities, including government securities subject to repurchase agreements. The changes became effective on November 28, 2015.

Performance (Unaudited)

For the 12 months ended July 31, 2016, the Portfolio returned 0.01% before the deduction of the maximum PACE program fee.1 Please remember that the PACE program fee is assessed outside the Portfolio

1  Class P shares held through the PACE Select Advisors Program are subject to a maximum Program fee of 2.50%, which, if included, would have reduced performance. Class P shares held through other advisory programs also may be subject to a program fee, which, if included, would have reduced performance.

PACE Government Money Market Investments

Investment Advisor:

UBS Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity.

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

PACE Government Money Market Investments

at the PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. For comparison purposes, the median return of the Lipper U.S. Government Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 4. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.)

Advisor's Comments (Unaudited)

In December 2015, the US Federal Reserve Board (the "Fed") modestly raised the federal funds rate from a historically low range between 0% and 0.25% to a range between 0.25% and 0.50%.The federal funds rate or the "fed funds rate," is the rate US banks charge one another for funds they borrow on an overnight basis. However, during the Fed's first five meetings in 2016, it has kept the federal funds rate on hold. While the yields on a wide range of short-term investments moved higher over the period, yields still remain low by historical comparison. As a result, the Portfolio's yield remained low during the reporting period.

We tactically adjusted the Portfolio's weighted average maturity ("WAM") throughout the 12-month review period. When the reporting period began, the Portfolio had a WAM of 38 days. This was increased to 57 days at the end of the reporting period.

Several adjustments were made to the Portfolio's sector and issuer positioning during the 12-month period due to the Fund's aforementioned change to a government money market fund. We significantly increased the Portfolio's exposure to US government and agency obligations and added to its repurchase agreement allocation. Conversely, we eliminated our allocation to commercial paper, certificates of deposit and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

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PACE Government Money Market Investments

Sincerely,

Mark E. Carver President PACE Select Advisors Trust Managing Director UBS Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager PACE Government Money Market Investments Managing Director UBS Asset Management (Americas) Inc.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund's investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our Web site at www.ubs.com/am-us.

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PACE Government Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 07/31/16	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.90%
Lipper U.S. Government Money Market Funds median	0.01%	0.01%	0.86%
Most recent calendar quarter-end returns (unaudited) Average annual total returns for periods ended 06/30/16	1 year	5 years	10 years
PACE Government Money Market Investments[1]	0.01%	0.01%	0.94%

The annualized gross and net expense ratios in the November 28, 2015 prospectus were 0.93% and 0.60%, respectively. Net expenses reflect fee waivers and/or expense reimbursement, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Asset Management (Americas) Inc. ("UBS AM") have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2016 (excluding dividend expense, borrowing costs, and interest expense relating to short sales, and expenses attributable to investment in other investment companies, interest, taxes, brokerage commissions and extraordinary expenses) would not exceed 0.60%. The Portfolio has agreed to repay UBS AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed this expense cap and that UBS AM has not waived the right to do so. The fee waiver/expense reimbursement agreement may be terminated by the Portfolio's board at any time and also will terminate automatically upon the expiration or termination of the Portfolio's advisory contract with UBS AM. Upon termination of the agreement, however, UBS AM's three year recoupment rights will survive.

For PACE Government Money Market Investments1, the 7-day current yield for the period ended July 31, 2016 was 0.01% after fee waivers and/or expense reimbursements; the yield was (0.77)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers and/or expense reimbursements.

1  Class P shares held through advisory programs may be subject to a program fee, which, if included, would have reduced performance.

4

PACE Government Money Market Investments

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in PACE Government Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No bank guarantee.

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PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) on-going program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, February 1, 2016 to July 31, 2016.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

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PACE Government Money Market Investments

Understanding your Portfolio's expenses (unaudited) (concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if program fees were included, your costs would have been higher.

	Beginning account value February 1, 2016	Ending account value July 31, 2016	Expenses paid during period[1] 02/01/16 to 07/31/16	Expense ratio during the period
Actual	$1,000.00	$1,000.00	$1.69	0.34%
Hypothetical (5% annual return before expenses)	1,000.00	1,023.17	1.71	0.34

1  Expenses are equal to the Portfolio's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 182 divided by 366 (to reflect the one-half year period).

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PACE Government Money Market Investments

Portfolio statistics (unaudited)

Characteristics	07/31/16
Net assets (mm)	$183
Number of holdings	32
Weighted average maturity	57 days
Portfolio composition[1]	07/31/16
US government and agency obligations	75.2%
Repurchase agreements	25.1
Other assets less liabilities	(0.3)
Total	100.0%
Top 10 holdings[1]	07/31/16
Repurchase agreement with Goldman Sachs, Inc., 0.300% due 08/1/16	24.9%
US Treasury Notes, 3.125% due 10/31/16	6.8
Federal Home Loan Bank, 0.330% due 08/19/16	5.5
Federal Home Loan Bank, 0.325% due 09/14/16	5.5
US Treasury Bills, 0.515% due 09/15/16	5.5
US Treasury Notes, 0.510% due 08/02/16	3.3
US Treasury Notes, 0.500% due 09/30/16	2.7
Federal Home Loan Bank,0.577% due 08/22/16	2.7
Federal Home Loan Bank, 0.406% due 08/12/16	2.7
Federal Home Loan Bank, 0.300% due 08/19/16	2.7
Total	62.3%

1  Weightings represent percentages of the Portfolio's net assets as of July 31, 2016. The Portfolio is actively managed and its composition will vary over time.

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PACE Government Money Market Investments

Statement of net assets—July 31, 2016

	Face amount	Value
US government and agency obligations—75.15%
Federal Farm Credit Bank
0.586%, due 08/29/16[1]	$3,000,000	$3,000,000
Federal Home Loan Bank
0.300%, due 08/19/16[2]	5,000,000	4,999,250
0.320%, due 09/15/16[2]	3,000,000	2,998,800
0.320%, due 09/30/16[2]	5,000,000	4,997,333
0.325%, due 09/14/16[2]	10,000,000	9,996,028
0.330%, due 08/19/16[2]	10,000,000	9,998,350
0.350%, due 09/27/16[2]	2,593,000	2,591,563
0.370%, due 10/14/16[2]	2,000,000	1,998,479
0.379%, due 10/21/16[2]	5,000,000	4,995,736
0.400%, due 09/23/16[2]	2,000,000	1,998,822
0.400%, due 10/28/16	3,000,000	2,999,795
0.406%, due 08/12/16[1]	5,000,000	5,000,000
0.455%, due 08/31/16[2]	5,000,000	4,998,104
0.480%, due 10/21/16[2]	5,000,000	4,994,600
0.500%, due 10/17/16[2]	5,000,000	4,994,653
0.577%, due 08/22/16[1]	5,000,000	5,000,000
0.586%, due 10/10/16[1]	3,500,000	3,499,781
Federal Home Loan Mortgage Corp.
0.350%, due 12/05/16[2]	3,000,000	2,996,325
0.410%, due 01/06/17[2]	2,000,000	1,996,401
Federal National Mortgage Association
0.609%, due 06/01/17	2,000,000	1,989,921
0.635%, due 10/11/16[1]	2,000,000	2,000,000
US Treasury Bills
0.390%, due 11/03/16[2]	4,000,000	3,995,927
0.515%, due 09/15/16[2]	10,000,000	9,993,562
0.568%, due 04/27/17[2]	4,000,000	3,983,023
US Treasury Notes
0.500%, due 09/30/16	5,000,000	5,001,028
0.500%, due 01/31/17	3,000,000	2,999,854
0.510%, due 08/02/16[1]	6,000,000	6,001,759

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PACE Government Money Market Investments

Statement of net assets—July 31, 2016

	Face amount	Value
US government and agency obligations—(concluded)
0.750%, due 01/15/17	$3,000,000	$3,002,963
0.875%, due 02/28/17	2,000,000	2,004,445
3.125%, due 10/31/16	12,400,000	12,484,896
Total US government and agency obligations (cost—$137,511,398)		137,511,398
Repurchase agreements—25.10%
Repurchase agreement dated 07/29/16 with Goldman Sachs & Co., 0.300% due 08/01/16, collateralized by $85,724,000 US Treasury Bonds Principal STRIPs, zero coupon due 08/15/43 to 11/15/43; (value—$46,410,009); proceeds: $45,501,138	45,500,000	45,500,000
Repurchase agreement dated 07/29/16 with State Street Bank and Trust Co., 0.010% due 08/01/16, collateralized by $423,077 US Treasury Note, 1.625% due 04/30/19; (value—$434,707); proceeds:$425,000	425,000	425,000
Total repurchase agreements (cost—$45,925,000)		45,925,000
Total investments (cost—$183,436,398 which approximates cost for federal income tax purposes)—100.25%		183,436,398
Liabilities in excess of other assets—(0.25)%		(459,853)
Net assets (applicable to 182,975,935 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$182,976,545

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PACE Government Money Market Investments

Statement of net assets—July 31, 2016

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of July 31, 2016 in valuing the Portfolio's investments:

Assets

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$137,511,398	$—	$137,511,398
Repurchase agreements	—	45,925,000	—	45,925,000
Total	$—	$183,436,398	$—	$183,436,398

At July 31, 2016, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

1  Variable or floating rate security. The interest rate shown is the current rate as of July 31, 2016 and changes periodically.

2  Rates shown are the discount rates at date of purchase unless otherwise noted.

Portfolio acronym

STRIP  Separate Trading of Registered Interest and Principal of Securities

See accompanying notes to financial statements
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PACE Government Money Market Investments

Statement of operations

For the year ended July 31, 2016
Investment income:
Interest	$542,855
Expenses:
Transfer agency and related services fees	828,698
Investment management and administration fees	692,313
Reports and notices to shareholders	134,584
Professional fees	124,999
State registration fees	30,064
Trustees' fees	25,457
Custody and accounting fees	19,341
Insurance expense	5,375
Other expenses	32,874
1,893,705
Fee waivers and/or expense reimbursements by investment manager and administrator	(1,370,692)
Net expenses	523,013
Net investment income	19,842
Net realized gain	3,848
Net increase in net assets resulting from operations	$23,690

See accompanying notes to financial statements
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PACE Government Money Market Investments

Statement of changes in net assets

	For the years ended July 31,
	2016	2015
From operations:
Net investment income	$19,842	$21,010
Net realized gain	3,848	1,868
Net increase in net assets resulting from operations	23,690	22,878
Dividends and distributions to shareholders from:
Net investment income	(19,842)	(21,010)
Net realized gains	(5,106)	—
	(24,948)	(21,010)
Net increase (decrease) in net assets from beneficial interest transactions	14,474,686	(43,523,872)
Net increase (decrease) in net assets	14,473,428	(43,522,004)
Net assets:
Beginning of year	168,503,117	212,025,121
End of year	$182,976,545	$168,503,117
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
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PACE Government Money Market Investments

Financial highlights

Selected financial data throughout each year is presented below:

	Years ended July 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Dividends from net investment income	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Distributions from net realized gains	(0.000)[1]	—	(0.000)[1]	—	—
Net realized gain	0.000[1]	—	0.000[1]	—	—
Net increase from operations	0.000[1]	0.000[1]	0.000[1]	0.000[1]	0.000[1]
Total dividends and distributions	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]	(0.000)[1]
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.01%	0.01%[3]	0.01%	0.01%
Ratios to average net assets:
Expenses before fee waivers and/or expense reimbursements	0.96%	0.93%	0.91%	0.88%	0.89%
Expenses after fee waivers and/or expense reimbursements	0.26%	0.14%	0.14%	0.19%	0.19%
Net investment income	0.01%	0.01%	0.01%	0.01%	0.01%
Supplemental data:
Net assets, end of year (000's)	$182,977	$168,503	$212,025	$309,842	$337,091

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include program fees; results would be lower if these fees were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  In August 2013, UBS AM made a voluntary cash payment of $2,430 to the Portfolio in order to address a differential between the number of shares outstanding and the Portfolio's net assets. The differential was attributable to historical, embedded capital losses that were experienced by the Portfolio over several years prior to the credit crisis of 2008. Payment from investment advisor had no impact on the Portfolio's total investment return and represents less than $0.0005 per share.

See accompanying notes to financial statements
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PACE Government Money Market Investments

Notes to financial statements

Organization and significant accounting policies

PACE Government Money Market Investments (formerly, PACE Money Market Investments) (the "Portfolio") is a diversified portfolio of PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. The financial statements for the other Portfolios of the Trust are not included herein. Shares of the Portfolio currently are available only to participants in the PACESM Select Advisors Program and the PACESM Multi Advisor Program.

UBS Asset Management (Americas) Inc. ("UBS AM") is the investment manager of the Portfolio. UBS AM is an indirect asset management subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

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PACE Government Money Market Investments

Notes to financial statements

The Portfolio seeks to maintain a stable price of $1.00 per share. The Portfolio's Board of Trustees (the "Board") has determined that the Portfolio will operate as a "government money market fund" under Rule 2a-7 of the 1940 Act. The Portfolio has adopted certain investment, portfolio valuation and dividend/distribution policies in an attempt to enable it to do so. As a "government money market fund" under Rule 2a-7, the Portfolio will be permitted to use the amortized cost method of valuation to seek to maintain a $1.00 share price and will not be subject to a liquidity fee and/or a redemption gate on portfolio redemptions.

The Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") is the exclusive reference of authoritative US generally accepted accounting principles ("US GAAP") recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Portfolio's financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements-Going Concern (Subtopic 205-40): "Disclosure of Uncertainties about an Entity's Ability to Continue as a Going Concern" ("ASU 2014-15"). The update provides guidance about management's responsibilty to evaluate whether there is substantial doubt about the entity's ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual reporting periods after December 15, 2016, and for annual and interim periods thereafter. Management is currently evaluating the impact of guidance on the disclosures in the financial statements.

The following is a summary of significant accounting policies:

The Portfolio's net asset value per share is expected to be $1.00 per share, although this value is not guaranteed. The Portfolio values its

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PACE Government Money Market Investments

Notes to financial statements

securities at amortized cost unless the Portfolio's Board determines that this does not represent fair value. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. The amortized cost method uses a constant amortization to maturity of the difference between the cost of an instrument to the fund and the amount due at maturity.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, Fair Value Measurement (Topic 820): "Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2015-07"). The modification removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Early application is permitted and the Portfolio has elected to adopt ASU 2015-07 early. In the event the Portfolio holds investments for which fair value is measured using the NAV per share practical expedient, a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amount presented in the Statement of net assets.

A fair value hierarchy table has been included near the end of the Portfolio's Statement of net assets.

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PACE Government Money Market Investments

Notes to financial statements

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. Moreover, repurchase agreements secured by obligations that are not eligible for direct investment under Rule 2a-7 under the Investment Company Act or a Portfolio's investment strategies and limitations, may require the Portfolio to promptly dispose of such collateral if the seller or guarantor becomes insolvent. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or subadvised by UBS AM.

Under certain circumstances, the Portfolio may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day in order to avoid having the Portfolio potentially exposed to a fee for uninvested cash held in a business account at a bank.

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PACE Government Money Market Investments

Notes to financial statements

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk—The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates—The Portfolio's Board has approved an investment management and administration contract ("Management Contract") with UBS AM. In accordance with the Management Contract, the Portfolio pays UBS AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At July 31, 2016, UBS AM owes $42,504 to the Portfolio, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding

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PACE Government Money Market Investments

Notes to financial statements

borrowing costs and interest expense, if any) through November 30, 2016 at a level not to exceed 0.60%. For the year ended July 31, 2016, UBS AM waived $706,786 in investment management and administration fees. The Portfolio will make a payment to UBS AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

At July 31, 2016, the Portfolio had remaining fee waivers/expense reimbursements subject to repayment to UBS AM and respective dates of expiration as follows:

Fee waivers/expense reimbursements subject to repayment	Expires July 31, 2017	Expires July 31, 2018	Expires July 31, 2019
$2,248,248	$855,490	$685,972	$706,786

No amount was repaid back to UBS AM in the past year.

UBS AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. This management fee waiver will not be subject to future recoupment. For the year ended July 31, 2016, UBS AM voluntarily waived and/or reimbursed expenses of $386,980 for that purpose.

Until June 16, 2016, the Portfolio could invest cash collateral from securities lending activities into an affiliated private money market fund, UBS Private Money Market Fund, LLC ("Private Money Market"), which operated in compliance with most of the substantive provisions of Rule 2a-7 of the 1940 Act. Private Money Market was managed by UBS AM and was offered only to mutual funds and certain other accounts managed by the Portfolios' investment manager. UBS AM acted as managing member of Private Money Market and received a management fee from Private Money Market payable monthly in arrears at the annual rate of 0.10% of Private Money Market's average

20

PACE Government Money Market Investments

Notes to financial statements

daily members' equity, minus the aggregate operating expenses of, and incurred by, Private Money Market during each such related month, not including investment expenses (including brokerage commissions, taxes, interest charges and other costs with respect to transactions in securities) and extraordinary expenses including litigation expenses, if any. UBS AM could, in its sole discretion, waive all or any portion of the management fee to which it might have been entitled from time to time in order to maintain operating expenses at a certain level.

Distributions received from Private Money Market, if any, net of fee rebates paid to borrowers, are included in securities lending income in the Statement of operations.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Portfolio may conduct transactions, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. During the year ended July 31, 2016, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $41,497,413. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

21

PACE Government Money Market Investments

Notes to financial statements

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services to the Portfolio pursuant to a delegation of authority from BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), the Portfolio's transfer agent, and is compensated for these services by BNY Mellon, not the Portfolio.

Effective July 1, 2013, UBS Financial Services Inc. voluntarily agreed to waive a portion of the fee that it would otherwise have received from BNY Mellon with respect to PACE Government Money Market Investments so that BNY Mellon would correspondingly reduce the fees it would have charged to that Portfolio. Given that UBS AM has voluntarily undertaken to reduce its fees and/or reimburse expenses to keep the Portfolio's yield at or above a certain level, and that such amount exceeds the reduction in BNY Mellon's fees, the net effect of BNY Mellon's pass through of the waiver by UBS Financial Services Inc. is to partially reduce the amount that UBS AM would have otherwise voluntarily waived/reimbursed. For the year ended July 31, 2016, the amount of the reduction in transfer agency and related services fees charged by BNY Mellon to the Portfolio was $276,926, which reflected an equal amount of compensation that was voluntarily waived by UBS Financial Services Inc. Voluntary fee waiver/expense reimbursement arrangements may end at any time.

For the year ended July 31, 2016, UBS Financial Services Inc. received from BNY Mellon, not the Portfolio, $136,454 of the total transfer agency and related services fees paid by the Portfolio to BNY Mellon.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The

22

PACE Government Money Market Investments

Notes to financial statements

Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At July 31, 2016, the Portfolio did not have any securities on loan.

Other liabilities and components of net assets

At July 31, 2016, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$651,635
Payable to custodian	3,268
Dividends payable to shareholders	677
Other accrued expenses*	298,199

*  Excludes investment management and administration fees.

At July 31, 2016, the components of net assets were as follows:

Accumulated paid in capital	$182,977,137
Accumulated net realized loss	(592)
Net assets	$182,976,545

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	Years ended July 31,
	2016	2015
Shares sold	256,831,799	183,206,846
Shares repurchased	(242,373,374)	(226,742,570)
Dividends reinvested	16,261	11,852
Net increase (decrease) in shares outstanding	14,474,686	(43,523,872)

23

PACE Government Money Market Investments

Notes to financial statements

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the fiscal years ended July 31, 2016 and July 31, 2015 was ordinary income.

At July 31, 2016 the components of accumulated earnings on a tax basis were undistributed ordinary income of $84.

There were no reclassifications arising from permanent "book/tax" differences for the year ended July 31, 2016.

Under the Regulated Investment Company Modernization Act of 2010 (The "Act"), net capital losses recognized by the portfolio after December 22, 2010, may be carried forward indefinetly, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of July 31, 2016, the Portfolio has no capital loss carryforwards.

ASC 740-10 "Income-Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Portfolio has analyzed and concluded as of July 31, 2016, that there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Portfolio recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended July 31, 2016, the Portfolio did not incur any interest or penalties.

24

PACE Government Money Market Investments

Notes to financial statements

Each of the tax years in the four year period ended July 31, 2016, remains subject to examination by the Internal Revenue Service and state taxing authorities.

25

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Trustees and Shareholders of
PACE Select Advisors Trust

We have audited the accompanying statement of net assets of PACE Government Money Market Investments (formerly, PACE Money Market Investments) (one of the series comprising PACE Select Advisors Trust) (the "Portfolio") as of July 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of

26

PACE Government Money Market Investments

Report of Ernst & Young LLP, independent
registered public accounting firm

PACE Government Money Market Investments at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
September 29, 2016

27

PACE Government Money Market Investments

General information (unaudited)

Monthly and quarterly portfolio holdings disclosure

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

In addition, the Portfolio discloses, on a monthly basis: (a) a complete schedule of its portfolio holdings; and (b) information regarding its weighted average maturity and weighted average life on UBS's Web site at the following internet address: www.ubs.com/usmoneymarketfunds. In addition, at this location, you will find a link to more detailed Portfolio information appearing in filings with the SEC on Form N-MFP.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsam-proxy, or on the EDGAR Database on SEC's Web site (http://www.sec.gov).

28

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

Background—At a meeting of the board of PACE Select Advisors Trust (the "Trust") on July 12-13, 2016, the members of the board, including the trustees who are not "interested persons," as defined in the Investment Company Act of 1940, as amended, of the Trust (the "Independent Trustees"), considered and approved the continuance of the investment management and administration agreement (the "Investment Management and Administration Agreement") between UBS Asset Management (Americas) Inc. ("UBS AM") and the Trust, on behalf of PACE Government Money Market Investments (the "Portfolio"). In preparing for the meeting, the Independent Trustees had requested and received extensive information from UBS AM to assist them, including information about UBS AM, as well as the management, administrative and distribution arrangements for the Portfolio. The board reviewed and discussed with management the materials initially provided by UBS AM prior to the scheduled board meeting. The Independent Trustees also met in executive session after management's presentation was completed to review the disclosure that had been made to them at the meeting. At these sessions the Independent Trustees were joined by their independent legal counsel. The Independent Trustees also received a memorandum from their independent legal counsel discussing the duties of board members in considering the approval of management, administration and distribution agreements.

In its consideration of the approval of the Investment Management and Administration Agreement, the board considered the following factors:

Nature, extent and quality of the services under the Investment Management and Administration Agreement—The board received and considered information regarding the nature, extent and quality of management services provided to the Portfolio by UBS AM. The board also considered the nature, extent and quality of administrative, distribution and shareholder services performed by UBS AM and its affiliates for the Portfolio and the resources devoted to, and the record of compliance with, the Portfolio's compliance policies and procedures. The board noted that it received information at

29

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

regular meetings throughout the year regarding the services rendered by UBS AM concerning the management of the Portfolio's affairs and UBS AM's role in coordinating and overseeing providers of other services to the Portfolio. The board's evaluation of the services provided by UBS AM took into account the board's knowledge and familiarity gained as board members of funds in the UBS New York fund complex, including the scope and quality of UBS AM's investment management and other capabilities and the quality of its administrative and other services. The board observed that the scope of services provided by UBS AM had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Portfolio's expanded compliance programs.

The board had available to it the qualifications, backgrounds and responsibilities of the senior personnel at UBS AM responsible for the Portfolio and had previously met with and received information regarding the person primarily responsible for the day-to-day management of the Portfolio. The board recognized that the Portfolio's senior personnel at UBS AM report to the board regularly, and that at each regular meeting the board receives a detailed report from UBS AM on the Portfolio's performance. The board also considered, based on its knowledge of UBS AM and its affiliates, the financial resources available to UBS AM and its parent organization, UBS Group AG. In that regard, the board received extensive financial information regarding UBS AM and noted that it was a wholly owned, indirect subsidiary of one of the largest financial services firms in the world. It also was noted that UBS AM had approximately $143 billion in assets under management as of March 31, 2016 and was part of the UBS Asset Management Division, which had approximately $653 billion in assets under management worldwide as of March 31, 2016. The board also was cognizant of, and considered, the regulatory and litigation actions and investigations occurring in the past few years involving UBS Group AG, UBS AM and certain of their affiliates.

The board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided)

30

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

to the Portfolio under the Investment Management and Administration Agreement.

Management fees and expense ratios—The board reviewed and considered the contractual management fee (the "Contractual Management Fee") payable by the Portfolio to UBS AM in light of the nature, extent and quality of the services provided by UBS AM pursuant to the Investment Management and Administration Agreement. The board also reviewed and considered the fee waiver and/or expense reimbursement arrangement for the Portfolio and considered the actual fee rate (after taking any waivers and reimbursements into account) (the "Actual Management Fee") payable by the Portfolio. The board considered that UBS AM had entered into a fee waiver and/or expense reimbursement agreement with the Portfolio under which UBS AM was contractually obligated to waive its management fees and/or reimburse the Portfolio so that the total ordinary operating expenses of the Portfolio through November 30, 2016 (excluding certain miscellaneous items) would not exceed a specified limit. The board also considered that the Portfolio had agreed to repay UBS AM for those waived fees and/or reimbursed expenses if the Portfolio can do so over the following three fiscal years without causing its expenses in any of those years to exceed the expense cap. Additionally, the board received and considered information comparing the Portfolio's Contractual Management Fee, Actual Management Fee and overall expenses with those of funds in a group of funds selected and provided by Broadridge, an independent provider of investment company data (the "Expense Group").

In connection with its consideration of the Portfolio's management fees, the board also received information on UBS AM with respect to fees paid by institutional or separate accounts; however, in management's view, such fee information was not very relevant to the Portfolio because, among other reasons, separately managed and institutional accounts with a "cash" mandate (a) were not subject to all of the constraints of Rule 2a-7 under the 1940 Act to which the Portfolio is subject and (b) do not involve the management responsibilities attendant to the operation of a 1940 Act regulated

31

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

fund, and, therefore, were not totally comparable. The board also received information on fees charged to other mutual funds managed by UBS AM.

The comparative Broadridge information showed that the Portfolio's Contractual Management Fee was below the median, its Actual Management Fee, which was zero, was at the median and its total expenses were above the median in the Portfolio's Expense Group for the comparison periods utilized in the Broadridge report. (Below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the Expense Group.) Management stated that the Portfolio's total expenses were above the median in its Expense Group in part due to higher transfer agency expenses relative to peers, reflective of the smaller average size of portfolio shareholder accounts. Management also noted that the Portfolio was managed as a "prime" money market fund until November 2015, when it converted to a government money market fund in response to regulatory changes. Management noted that the Portfolio's higher gross yields as a prime money market fund resulted in a lower yield floor waiver compared to other government money market funds in the Portfolio's Expense Group.

In light of the foregoing, the board determined that the proposed contractual management fee payable by the Portfolio to UBS AM was reasonable in light of the nature, extent and quality of services expected to be provided to the Portfolio under the Investment Management and Administration Agreement.

Portfolio performance—The board received and considered (a) annualized total return information of the Portfolio compared to other funds (the "Performance Universe") selected by Broadridge over the one-, three-, five-, ten-year and since inception periods ended April 30, 2016, and (b) annualized performance information for each year in the ten-year period ended April 30, 2016. Although the board received information for the ten-year and since inception periods, in its

32

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

analysis, it generally placed greater emphasis on the one-, three- and five-year periods. The board was provided with a description of the methodology Broadridge used to determine the similarity of the Portfolio with the funds included in its Performance Universe. The board also received updated supplemental data showing the Portfolio's performance through May 31, 2016. The board also noted that it had received information throughout the year at periodic intervals with respect to the Portfolio's performance.

The comparative Broadridge information showed that the Portfolio's performance was above the median for the one-, three-, five- and ten-year periods and since inception. (Below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median.) The board noted that the Portfolio's above median performance included periods during which the Portfolio was managed as a prime money market fund, in contrast to the government money market funds in the Portfolio's Performance Universe. Based on its review of the Portfolio, the board concluded that the Portfolio's investment performance was acceptable.

Advisor profitability—The board received and considered a profitability analysis of UBS AM and its affiliates in providing services to the Portfolio. The board also received profitability information with respect to the UBS New York fund complex as a whole. UBS AM's profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Portfolio.

Economies of scale—The board received and considered information from management regarding whether UBS AM realized economies of scale as the Portfolio's assets grew, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale for the Portfolio. The board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. The board noted that the Portfolio's Contractual Management Fee did not contain breakpoints. However, the board

33

PACE Government Money Market Investments

Board approval of investment managment and administration agreement (unaudited)

also noted that to the extent the Portfolio's assets increase over time, it will realize economies of scale as certain expenses, such as fees for trustees, auditor and legal fees and printing and postage, become a smaller percentage of overall assets.

In light of UBS AM's profitability data, the Actual Management Fee, the Contractual Management Fee and the current assets of the Portfolio, the board believed that UBS AM's sharing of potential and current economies of scale with the Portfolio was acceptable.

Other benefits to UBS AM—The board considered other benefits received by UBS AM and its affiliates as a result of its relationship with the Portfolio, including the opportunity to offer additional products and services to Portfolio shareholders. In light of the costs of providing investment management, administrative and other services to the Portfolio and UBS AM's ongoing commitment to the Portfolio, the profits and other ancillary benefits that UBS AM and its affiliates received were considered reasonable.

In light of all of the foregoing, the board approved the Investment Management and Administration Agreement for the Portfolio. No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Investment Management and Administration Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process. The board discussed the proposed continuance of the Investment Management and Administration Agreement in private sessions with their independent legal counsel at which no representatives of UBS AM were present.

34

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35

PACE Select Advisors Trust

Supplemental information (unaudited)

Board of Trustees & Officers

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Each Trustee serves an indefinite term of office. Officers are appointed by the trustees and serve at the pleasure of the Board. The table below shows, for each trustee and officer, his or her name, address and age, the position held with the Trust, the length of time served as a trustee or officer of the Trust, the trustee's or officer's principal occupations during the last five years, the number of portfolios in the UBS fund complex overseen by the trustee or for which a person served as an officer, and other directorships held by the trustee.

The Trust's Statement of Additional Information contains additional information about the trustees and is available, without charge, upon request by calling 1-800-647 1568.

Interested Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg[2]; 74 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Trustee	Since 2001

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also served as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promoted interaction with other cities around the world) (2007-2014). Prior to 2004, he was Dean and Professor of Management and Ethics of the Graduate School of Business at Columbia University (since 1989).

36

PACE Select Advisors Trust

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Meyer Feldberg[2]; 74 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036

Professor Feldberg is a director or trustee of 18 investment companies (consisting of 59 portfolios) for which UBS Asset Management (Americas) Inc. ("UBS AM") or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of Macy's, Inc. (operator of department stores), Revlon, Inc. (cosmetics), and the New York City Ballet.

37

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Richard Q. Armstrong; 81 c/o Keith Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee and Chairman of the Board of Trustees	Since 2001 (Trustee) Since 2004 (Chairman of the Board of Trustees)

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy, among many others) (from 1982 until 1995).

Alan S. Bernikow; 75 207 Benedict Ave. Staten Island, NY 10314	Trustee	Since 2005	Mr. Bernikow is retired. Previously, he was deputy chief executive officer at Deloitte & Touche (international accounting and consulting firm).
Richard R. Burt; 69 McLarty Associates 900 17th Street Washington, D.C. 20006	Trustee	Since 2001

Mr. Burt is a managing director to McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

38

PACE Select Advisors Trust

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Richard Q. Armstrong; 81 c/o Keith Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Mr. Armstrong is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None
Alan S. Bernikow; 75 207 Benedict Ave. Staten Island, NY 10314	Mr. Bernikow is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of the compensation committee), the lead director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee); and a director of the Destination XL Group, Inc. (menswear) (and serves as a member of its nominating and corporate governance committee). He is also a director of Florida Community Bank, N.A. (and serves as the chair of its audit committee).

Richard R. Burt; 69 McLarty Associates 900 17th Street Washington, D.C. 20006	Mr. Burt is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Burt is also a director of The Central Europe & Russia Fund, Inc., The European Equity Fund, Inc. and The New Germany Fund, Inc. (and serves as a member of each such fund's audit, nominating and governance committees).

39

PACE Select Advisors Trust

Supplemental information (unaudited)

Independent Trustees (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years
Bernard H. Garil; 76 6754 Casa Grande Way Delray Beach, FL 33446	Trustee	Since 2005

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 57 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Trustee	Since 2005

Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or has served) on the boards of several non-profit charitable groups, including the Independent Women's Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

David Malpass; 60 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Trustee	Since 2014

Mr. Malpass is the president and founder of Encima Global, LLC (economic research and consulting) (since 2008). From 1993 until 2008, he was Chief Economist and Senior Managing Director of Bear, Stearns & Co. (financial services firm).

40

PACE Select Advisors Trust

Supplemental information (unaudited)

Name, address, and age	Number of portfolios in fund complex overseen by Trustee	Other directorships held by Trustee
Bernard H. Garil; 76 6754 Casa Grande Way Delray Beach, FL 33446	Mr. Garil is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia and Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Heather R. Higgins; 57 c/o Keith A. Weller Assistant Fund Secretary UBS Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Ms. Higgins is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	None
David Malpass; 60 Encima Global, LLC 645 Madison Avenue, 5th Floor, New York, NY 10022	Mr. Malpass is a director or trustee of 10 investment companies (consisting of 51 portfolios) for which UBS AM serves as investment advisor or manager.	Mr. Malpass is also a director of New Mountain Finance Corporation (business development company) (and serves as a member of its audit committee).

41

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers:

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 51	Chief Compliance Officer	Since 2014

Mr. Allessie is a managing director (since 2015) (prior to which he was an executive director) at UBS AM and UBS Asset Management (US) Inc. (collectively, "UBS AM—Americas region"). Mr. Allessie is head of compliance and operational risk control for the UBS Asset Management Division in the Americas with oversight for traditional and alternative investment businesses in Canada, the US and Cayman Islands. Prior to that he served as deputy general counsel of UBS AM—Americas region (from 2005 to 2014). Mr. Allessie is the chief compliance officer (prior to which he was interim chief compliance officer (from January to July 2014)) and had served as a vice president and assistant secretary (from 2005 to 2016) of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Rose Ann Bubloski*; 48	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director (from 2008 to 2012)) and senior manager of registered fund product control of UBS AM—Americas region. She is vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

42

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 53	President	Since 2010

Mr. Carver is a managing director and head of product development and management for UBS AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Mr. Carver is president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Thomas Disbrow*; 50	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director (from 2007 to 2011)) and is global head of registered fund product control (since January 2016) (prior to which he was head of the North America fund treasury administration department of UBS AM—Americas region (from 2011-2015)). Mr. Disbrow is a vice president and treasurer and/or principal accounting officer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

43

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark F. Kemper**; 58	Vice President and Secretary	Since 2004

Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS AM—Americas region (since 2004). He has been secretary of UBS AM—Americas region (since 2004), and assistant secretary of UBS Asset Management Trust Company (since 1993). Mr. Kemper is vice president and secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joanne M. Kilkeary*; 48	Vice President and Assistant Treasurer	Since 1999

Ms. Kilkeary is an executive director (since 2013) (prior to which she was a director) (since 2008)) and a senior manager (since 2004) of registered fund product control of UBS AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

44

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Tammie Lee*; 45	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (from 2005 to 2010)) and associate general counsel of UBS AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Joshua M. Lindauer*; 28	Vice President and Assistant Secretary	Since 2016

Mr. Lindauer is an associate director and associate general counsel of UBS AM—Americas region (since May 2016). Prior to joining UBS AM—Americas region, Mr. Lindauer was an associate counsel at Fred Alger Management, Inc. (from 2015 to 2016) and a paralegal (from 2014 to 2015). From 2010 to 2014, Mr. Lindauer was a law student. Mr. Lindauer is a vice president and assistant secretary of 10 investment companies (consisting of 78 portfolios) for which UBS AM serves as investment advisor or manager.

Mabel Lung*; 58	Vice President	Since May 2016

Ms. Lung is a managing director and global head of the Multi-Manager Solutions team of UBS AM-Americas region (since 2005). Ms. Lung is a vice president of 1 investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

45

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
William T. MacGregor*; 41	Vice President and Assistant Secretary	Since September 2015

Mr. MacGregor is an executive director and deputy general counsel at UBS AM—Americas region. From June 2012 through July 2015, Mr. MacGregor was Senior Vice President, Secretary and Associate General Counsel of AXA Equitable Funds Management Group, LLC and from May 2008 through July 2015, Mr. MacGregor was Lead Director and Associate General Counsel of AXA Equitable Life Insurance Company. Mr. MacGregor is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Nancy D. Osborn*; 50	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of registered fund product control of UBS AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

46

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (continued):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Robert Sabatino**; 43	Vice President	Since 2001

Mr. Sabatino is a managing director (since 2010) (prior to which he was an executive director) (since 2007)), global head of liquidity portfolio management (since 2015), head of US taxable money markets (from 2009 to 2015), and portfolio manager of UBS AM—Americas region in the short duration fixed income group (since 2001). Mr. Sabatino is a vice president of four investment companies (consisting of 30 portfolios) for which UBS AM serves as investment advisor or manager.

Eric Sanders*; 50	Vice President and Assistant Secretary	Since 2005

Mr. Sanders is a director and associate general counsel of UBS AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Gina M. Toth*; 52	Vice President	Since May 2016

Ms. Toth is an executive director and portfolio manager in the Multi-Manager Solutions team of UBS AM-Americas region (since 2013). Prior to joining UBS AM-Americas region, Ms. Toth was a senior portfolio manager at Alliance Bernstein (from 1993 to 2012). Ms. Toth is a vice investment of 1 investment company (consisting of 15 portfolios) for which UBS AM serves as investment advisor or manager.

47

PACE Select Advisors Trust

Supplemental information (unaudited)

Officers (concluded):

Name, address, and age	Position(s) held with Trust	Term of office[1] and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
David Walczak**; 33	Vice President	Since February 2016

Mr. Walczak is an executive director (since January 2016), head of US taxable money markets (since January 2016) and portfolio manager of UBS AM—Americas region. Mr. Walczak is a vice president of five investment companies (consisting of 45 portfolios) for which UBS AM serves as investment advisor or manager.

Keith A. Weller*; 55	Vice President and Assistant Secretary	Since 2000

Mr. Weller is an executive director and senior associate general counsel of UBS AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

Mandy Yu*; 33	Vice President	Since 2013

Ms. Yu is an associate director (since 2015) (prior to which she was an authorized officer (from 2012 to 2015)) and tax compliance manager (since 2013) of registered fund product control of UBS AM—Americas region. She was a fund treasury manager (from 2012 to 2013) and a mutual fund administrator (from 2007 to 2012) for UBS AM—Americas region. Ms. Yu is a vice president of 14 investment companies (consisting of 82 portfolios) for which UBS AM serves as investment advisor or manager.

48

PACE Select Advisors Trust

Supplemental information (unaudited)

  1  Each trustee holds office for an indefinite term. Officers are appointed by the trustees and serve at the pleasure of the Board.

  2  Professor Feldberg is deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Trust may conduct transactions.

  *  This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

  **  This person's business address is One North Wacker Drive, Chicago, Illinois 60606.

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Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

David Malpass

Principal Officers

Mark E. Carver
President

Thomas Disbrow
Vice President and Treasurer

Mark F. Kemper
Vice President and Secretary

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© UBS 2016. All rights reserved.
UBS Asset Management (Americas), Inc.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

S026

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.  (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.  Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR:  Alan S. Bernikow.  Mr. Bernikow is independent as defined in item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)         Audit Fees:

For the fiscal years ended July 31, 2016 and July 31, 2015, the aggregate Ernst & Young LLP (EY) audit fees for professional services rendered to the registrant were approximately $956,709 and $977,940, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit-Related Fees:

In each of the fiscal years ended July 31, 2016 and July 31, 2015, the aggregate audit-related fees billed by EY for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $44,150 and $44,150, respectively.

Fees included in the audit-related fees category are those associated with the reading and providing of comments on the 2016 and 2015 semiannual financial statements.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)          Tax Fees:

In each of the fiscal years ended July 31, 2016 and July 31, 2015, the aggregate tax fees billed by EY for professional services rendered to the registrant were approximately $374,607 and $358,813, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)         All Other Fees:

In each of the fiscal years ended July 31, 2016 and July 31, 2015, there were no fees billed by EY for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)          (1)         Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 — with revisions through July 2008)” (the “charter”).  The charter contains the audit committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall:

…

2.              Pre-approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS [Asset Management (Americas) Inc. (“UBS AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund.  In carrying out this responsibility, the Committee shall seek periodically from UBS [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s).  From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS [AM] or the Fund’s officers).

(1) The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors.  Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS [AM] and any service providers controlling, controlled by or under common control with UBS [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e) (2)                Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2016 and July 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2016 and

July 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2016 and July 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2016 and July 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:

There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2016 and July 31, 2015 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended July 31, 2016 and July 31, 2015 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)         According to EY, for the fiscal year ended July 31, 2016, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of EY was 0%.

(g)        For the fiscal years ended July 31, 2016 and July 31, 2015, the aggregate fees billed by EY of $785,804 and $590,690, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:

	2016	2015
Covered Services	$418,757	$402,963
Non-Covered Services	367,047	187,727

(h)       The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)         Included as part of the report to shareholders filed under Item 1 of this form.

(b)         Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)               The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)               The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)               (1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)             (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)             (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)                Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PACE Select Advisors Trust

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 11, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	October 11, 2016

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	October 11, 2016